As filed with the Securities and Exchange Commission on May 24, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

Annual Report

March 31, 2019

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Shiller Enhanced CAPE®

DSEEX (I-share)

DSENX (N-share)

DoubleLine Flexible Income Fund

DFLEX (I-share)

DLINX (N-share)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DBLLX (I-share)

DELNX (N-share)

DoubleLine Long Duration Total Return Bond Fund

DBLDX (I-share)

DLLDX (N-share)

DoubleLine Strategic Commodity Fund

DBCMX (I-share)

DLCMX (N-share)

DoubleLine Global Bond Fund

DBLGX (I-share)

DLGBX (N-share)

DoubleLine Infrastructure Income Fund

BILDX (I-share)

BILTX (N-share)

DoubleLine Ultra Short Bond Fund

DBULX (I-share)

DLUSX (N-share)

DoubleLine Shiller Enhanced International CAPE®

DSEUX (I-share)

DLEUX (N-share)

DoubleLine Colony Real Estate and Income Fund

DBRIX (I-share)

DLREX (N-share)

DoubleLine Capital LP DoubleLine Alternatives LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Annual Report	March 31, 2019	3

President’s Letter	(Unaudited) March 31, 2019

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended March 31, 2019. On the following pages, you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2019

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) March 31, 2019

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 12-month period ended March 31, 2019, the Bloomberg Barclays U.S. MBS Index returned 4.42%, outperforming the Bloomberg Barclays U.S. Government/Credit Bond Index and underperforming the Bloomberg Barclays U.S. Corporate Index. During the period, the U.S. Treasury (UST) yield curve inverted with 1-year yields increasing by 31 basis points (bps) and 10-year yields decreasing by 33 bps. The 30-year mortgage rate (based on Freddie Mac U.S. 30-year Commitment Rates) decreased by 38 bps and the 15-year mortgage rate (based on Freddie Mac U.S. 15-year Commitment Rates) decreased by 33 bps. Consistent with long-term rates falling over the period, refinancing activity, as measured by the Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted, increased by approximately 58%. Overall purchasing activity, as measured by the MBA Purchase Index Seasonally-Adjusted, increased by 10%. The combination of these factors has resulted in a pick-up over the period in aggregate prepayment rates across the Government Agency and Government-Sponsored Enterprises (Ginnie Mae, Freddie Mac, and Fannie Mae), and projections suggest this trend may continue due to improving seasonal factors and any persistence in the decline in rates. Overall gross issuance for Agency MBS was approximately $1.12 trillion, which is slightly lower than the previous period’s level. Net issuance was approximately $258 billion, which is also slightly lower than that of the previous year.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 12-month period ended March 31, 2019, spreads were mostly flat across legacy Non-Agency MBS while new issue spreads widened by 15 bps to 25 bps. Spreads were largely unchanged to tighter prior to the risk-off sentiment that permeated markets during the fourth quarter of 2018. Housing market fundamentals remained balanced as of the period-end; however, home price growth has begun slowing since last summer due to both affordability constraints and a revised tax code that has reduced savings from home ownership. Gross new issuance reached a post-crisis high last year and this year’s volumes have increased almost 20% compared to the same period in 2018.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 12-month period ended March 31, 2019, new issue CMBS spreads were mixed alongside broader credit and equity indices. While sustained volatility pushed spreads wider in the fourth quarter of 2018, CMBS participated in the broader market rally during the first quarter of 2019, retracing much of the previous quarter’s widening. Despite transaction volume reaching the third-highest level on record in 2018, largely driven by several large entity-level transactions, price appreciation slowed in 2018 alongside a maturing commercial real estate (CRE) cycle. The RCA Commercial Property Price Index (CPPI) increased by 6.3% on the national level, 4.0% in primary markets and 6.8% in non-primary markets. The Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index returned 5.43%, outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index. For the period, 10-year AAA last cash flows (LCFs) widened by 8 bps to 90 bps over swaps, while BBB- bonds tightened by 23 bps to 307 bps over swaps. On the new issue front, $87.7 billion priced during the period. The Trepp CMBS Delinquency Rate for U.S. CRE loans has fallen in 10 of the last 12 months and is now at 2.88%, 167 bps lower year-over-year (YoY).

•	Emerging Markets (EM) Debt

For the 12-month period ended March 31, 2019, U.S. dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, posted single-digit returns of 4.21% and 4.60%, respectively. For the period, the sovereign and corporate indices’ spreads widened 48 bps and 56 bps, respectively. Spreads widened significantly over the final three quarters of 2018 amid general risk-off sentiment due in part to global growth slowdown concerns, rising global interest rates, and heightened geopolitical tensions, most notably with the U.S. and China trade negotiations. The first quarter of 2019 provided relief for the asset class as volatility subsided and spreads tightened on the back of more dovish rhetoric from global central banks. EM Investment Grade (IG) credits outperformed their High Yield (HY) counterparts over the 12-month period. At the regional level, Asia was the best performing region and the Middle East was the worst performing region for the EM dollar-denominated sovereign index, the EMBI. For the EM dollar-denominated corporate index, the CEMBI, the Middle East was the best performing region and Europe was the worst performing region for the period.

Annual Report	March 31, 2019	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2019

•	International Sovereign

For the 12-month period ended March 31, 2019, the Financial Times Stock Exchange World Government Bond Index (FTSE WGBI) posted a -1.57% return. The negative performance over the period was driven primarily by foreign exchange market (FX) depreciation against the USD, as indicated by the U.S. Dollar Index (DXY), which rose over each quarter of the period. The USD was the best performing G-10 currency for the period, while the Swedish Krona was the worst performer. The majority of USD appreciation took place in the first half of the period against a backdrop of generally positive U.S. economic data, higher UST yields, and concern from market participants in EM currencies due to heightened trade tensions and currency crises in Argentina and Turkey. For the first half of the period, global government yields rose as economic data was generally positive. The Federal Reserve raised rates during the June and September Federal Open Market Committee (FOMC) meetings, while other developed market central banks followed suit in making policy adjustments. Fourth quarter market volatility in 2018 caused global central banks to alter their hawkish monetary policies, however, and pivot to a more dovish monetary stance causing global government yields to rally. Global government yields generally finished the period lower than where they started, which helped offset general FX depreciation against the USD. The Euro finished the period down versus the USD as economic data in the region continued to show a slowdown. U.S. government bond exposure was the largest contributor to performance in the FTSE WGBI, while Italian government bond exposure was the largest detractor of performance for the period, as yields increased following the election of a populist government and subsequent combative budget negotiation with the European Commission.

•	Investment Grade (IG) Credit

For the 12-month period ended March 31, 2019, IG Credit as measured by the Bloomberg Barclays U.S. Credit Index recorded a total return of 4.89%. Spreads started the period at 103 bps over duration-matched UST, widened through December 2018 to 143 bps (their widest level since June 2016), and ended the period at 113 bps. Yields during the period fell from a high of 4.27% on November 27, 2018 to end the period at 3.55%. The largest outperformance came from the Telecommunications (wirelines) and Consumer Cyclical Services sectors. The largest underperformance came from the Tobacco and Building Materials sectors. The new issue market during this period was quite active with $1.2 trillion of gross issuance, albeit down 15.2% from the period ending March 31, 2018. Net new issuance for the period was $339 billion, down 42% from the $538 billion recorded the period prior.

•	Bank Loans

For the 12-month period ended March 31, 2019, the S&P/LSTA Leveraged Loan Index returned 2.97%. Riskier assets performed reasonably well during the period, as CCC-rated loans rose 3.18% compared to returns of 3.27% for B-rated loans and 2.69% for BB-rated loans. The top performing sectors were Surface Transport, Retailers, and Food and Drug Retailers, which returned 6.69%, 5.05%, and 4.72%, respectively. There were three negative returning sectors—Forest Products, Home Furnishings, and Beverage & Tobacco, which returned -6.94%, -6.46%, and -0.04%, respectively. The weighted-average bid price of the S&P/LSTA Leveraged Loan Index at the end of March 2019 was $96.41, down from $98.42 in March 2018. The trailing 12-month default rate (by issuer count) remained low and declined from 1.93% in March 2018 to 1.40% in March 2019.

•	U.S. High Yield (HY)

For the 12-month period ended March 31, 2019, the Bloomberg Barclays U.S. Corporate High Yield Index returned 5.93%. Intermediate maturity bonds returned 6.03%, outperforming longer maturity bonds, which returned 4.35%. CCC-rated issues underperformed the market, returning 2.73% for the period. Higher credit quality bonds generated similar performance with B-rated issues returning 6.38%, slightly outperforming BB-rated issues, which returned 6.32%. For the period, non-cyclical sectors including Supermarkets, Pharmaceuticals, Cable Satellite, and Electric Utilities were notable outperformers. Underperforming sectors over the period included Automotive, Independent Energy, and Oil Field Services.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended March 31, 2019, the CLO market saw a total of $126 billion issued with an average of $10.50 billion issuance per month. The first three month of this period, April through June 2018, saw a total of $37.06 billion in issuance. Spreads began to move wider in April due to the strong supply in the new issue, refinance and reset market, and stabilized through the summer months. November and December 2018 saw the most spread widening as volatility picked up in the levered loan space. As we entered 2019, spreads slowly began to tighten, but are not near the tight levels we saw at the beginning of April 2018.

6	DoubleLine Funds Trust

(Unaudited) March 31, 2019

•	Global Equities

For the 12-month period ended March 31, 2019, Global Equities, as measured by the Morgan Stanley Capital International All-Country World Index (MSCI ACWI), were up 3.23%. U.S. equities outperformed, with the S&P 500 Index returning 9.50% during the period. European equities performed in line with the broader market, with the Eurostoxx 50 Index returning 3.39%. Asian equity markets underperformed, with Japanese equities, as measured by the Nikkei 225 Index, up 2.15%. Chinese equities, as measured by the Shanghai Composite Index, were up only 0.19%. EM equities, as measured by the Morgan Stanley Capital International Emerging Markets Index (MSCI EM), significantly underperformed the broader market, and were down 6.98% over the period.

•	Commodities

For the 12-month period ended March 31, 2019, the broad commodity market declined 5.13% and 7.30%, as measured by the S&P Goldman Sachs Commodity Index (GSCI) and Bloomberg Commodity Index Total Return (BCOM), respectively. The only positive sector during this period was Livestock, which rallied 10.96%. The worst performing sector was Agriculture at -16.78%, as trade concerns weighed on prices. Industrial Metals declined 6.20%, with Lead (-16.93%) as the worst performer and Copper (-3.76%) as the best performer. Precious Metals depreciated 5.43% during the period, with both Gold (-4.94%) and Silver (-9.88%) falling. Energy (-3.53%) was mixed as Gas Oil (+0.64%) and Natural Gas (+2.37%) appreciated, but Gasoline (-10.68%) and West Texas Intermediate (WTI) Crude (-6.34%) declined.

•	Infrastructure Debt

For the 12-month period ended March 31, 2019, infrastructure-related investments produced positive total returns and the sector as a whole continued to generate enthusiasm amongst global investors. Similar to the prior period, new and unique financing options for infrastructure projects emerged in the form of structured product investments, with initiatives for renewable energy and off-grid power generation exhibiting rapid growth in both the U.S. and abroad. The Bloomberg Barclays U.S. Aggregate Bond Index returned 4.48% over the 12-month period ended March 31, 2019.

•	Asset-Backed Securities (ABS)

For the 12-month period ended March 31, 2019, the Bloomberg Barclays U.S. ABS Index returned 3.68% and ABS gross new issuance was approximately $220 billion. New issue execution in the capital markets was generally healthy as a diverse group of issuers utilized asset-backed debt structures for financing their business operations. The fourth quarter of 2018 did feature some market volatility, which drove ABS spreads wider; however, spreads steadily recovered at the start of 2019 and most sectors recouped any spread widening by the end of the period.

•	U.S. Large Cap Equities

The 12-month period ended March 31, 2019 began with a strong 6-month rally in U.S. equities, despite building trade war rhetoric and declines by non-U.S. equity markets—particularly those of export-sensitive economies. Fueled by lower corporate tax rates and 25% earnings growth, the S&P 500 was reaching all-time highs by late summer. However, with a spike in long-term government bond yields in October the equity markets refocused on the Fed’s determination to simultaneously shrink its balance sheet (“quantitative tightening”) and increase the rate on Fed Funds. The equity market saw sharp declines throughout the fourth quarter of 2018. In late December, with the S&P 500 nearing a 20% decline from its September highs, Fed Chairman Jerome Powell began signaling an end to rate increases. Within weeks this Fed “pivot” had expanded to include suggestions that quantitative tightening may too end soon. By the end of March 2019, the S&P 500 had recovered most of its fourth quarter losses, with investors focused more on a dovish Fed than the prospect of negative YoY earnings growth in the first quarter of 2019.

•	Government Securities

For the 12-month period ended March 31, 2019, the Federal Reserve continued to normalize rates, hiking the Fed Funds rate 25 bps per quarter to a range of 2.25-2.50% at the December 2018 FOMC meeting. Interest rates generally rose from April through October 2018. The Bloomberg Barclays U.S. Treasury Index posted a return of -0.97% over the 7-month period from March 31, 2018 through October 31, 2018. The yield curve flattened as the Fed pushed short rates higher. Inflation-indexed bond yields rose with nominal yields through this period. Treasury Inflation-Protected Securities (TIPS) yields rose, while TIPS breakeven inflation rates were stable. The Bloomberg Barclays U.S. TIPS Total Return Index returned -4.49% (a -2.54% annual rate) through 10/31/18. Investor

Annual Report	March 31, 2019	7

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2019

sentiment shifted dramatically in November and December of 2018. The synchronized global growth narrative gave way to increasing concern about signs of decelerating growth and the possibility of recession. U.S. interest rates dropped sharply as equity prices fell and credit spreads widened. Yields nose-dived in late December 2018 and early 2019 on the heels of a hawkish December FOMC meeting, as expected growth fell. The 10-year UST yield fell 57 bps from the November 2018 peak to 2.67% in early January 2019. Yields headed lower again in mid-March as the FOMC delivered a second dovish shift, removing any expectation of rate hikes in 2019 and announcing an early end to the balance sheet reduction program. The 10-year UST yield fell to a 12-month low in late March and ended the period at 2.41%. The curve continued to flatten, with the 3-month to 10-year spread turning negative for the first time since 2007. The yield curve inversion—seen by many as a warning of an approaching recession—was brief, but remains a focus for investors. The Bloomberg Barclays U.S. Treasury index returned 5.23% from 10/31/18 through 03/29/19, or 13.03% annualized. TIPS were unable to keep pace with nominal bonds in the face of falling inflation expectations. The Bloomberg Barclays U.S. TIPS Total Return Index returned 4.25% (10.52% annualized) over the same period. Over the full 12 months, the Bloomberg Barclays U.S. Treasury Index returned 4.22%, while the Bloomberg Barclays U.S. TIPS Total Return Index posted a return of 2.70%.

8	DoubleLine Funds Trust

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2019

DoubleLine Total Return Bond Fund

For the 12-month period ended March 31, 2019, the DoubleLine Total Return Bond Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 4.48%. The underperformance was primarily driven by duration positioning. The Fund’s duration of 3.49 has remained shorter than the index duration of 6.13, which detracted from performance as rates rallied with 2-year and 10-year UST yields down 1 bps and 33 bps, respectively. Agency MBS was the largest contributor to performance. Securitized credit sectors were also accretive to performance, due primarily to interest income. CLOs were the worst performers for the period, while ABS outperformed as prices increased.

Period Ended 3-31-19	1-Year

I-Share	4.31%

N-Share	4.05%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 12-month period ending March 31, 2019, the DoubleLine Core Fixed Income Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 4.48%. After what turned out to be a period of volatility, we were left with lower rates and favorable performance from risk assets. Outperforming sectors included HY, CMBS, Non-Agency MBS, IG Credit, and EM for the period. Sectors such as Bank Loans and CLOs lagged as the upheaval in risk assets erased most of their gains, while they did not participate in the rate rally to cap the period. Global Bonds also lagged as the USD rallied throughout this period. A majority of the Fund’s underperformance can be attributed to the underweight position in duration, at 4.48, relative to the benchmark duration of 6.13, as intermediate to long rates finished lower to end the year.

Period Ended 3-31-19	1-Year

I-Share	3.71%

N-Share	3.45%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2019, the DoubleLine Emerging Markets Fixed Income Fund posted a positive performance but underperformed the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified. The Fund outperformed the index on a gross basis (i.e., before operating expenses) and benefitted from underweight positioning in Middle East and Africa credits, as well as overweight positioning in corporate issuers. Over the period, EM corporate credits outperformed sovereign credits, while the Middle East and Africa were the worst performing regions in the benchmark. The Fund’s exposure to Jamaica and overweight positioning in Argentina detracted from relative performance.

Period Ended 3-31-19	1-Year

I-Share	3.52%

N-Share	3.16%

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified	4.21%

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	March 31, 2019	9

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2019

DoubleLine Multi-Asset Growth Fund

For the 12-month period ended March 31, 2019, the DoubleLine Multi-Asset Growth Fund underperformed its benchmarks. The equity sleeve, which utilized derivatives during the period, was a contributor to performance, but underperformed Global Equities, which were up 3.23% as measured by the MSCI ACWI. U.S. equities contributed to performance, while EM equities and energy stocks detracted from performance. The fixed income sleeve contributed to performance, with positions in Bank Loans, CLOs, Agency MBS, and Non-Agency MBS. Currency forward contracts detracted from performance, with short dollar positions versus the Euro, British Pound, and Japanese Yen. Real Assets contributed to performance as well, driven by a systematic long/short commodity strategy, which is executed through the use of swap contracts.

Period Ended 3-31-19	1-Year

I-Share	0.42%

A-Share

Without Load	0.07%

With Load	-4.18%

S&P 500® Index	9.50%

Blended Benchmark Unhedged: MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%)*	1.64%

Blended Benchmark USD Hedged: MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%)*	3.77%

*

The Unhedged Bloomberg Barclays Global Aggregate Bond Index and USD Hedged Bloomberg Barclays Global Aggregate Bond Index represent measures of global investment grade debt from twenty-four local currency markets. Returns on the Unhedged Bloomberg Barclays Global Aggregate Bond Index are calculated on a currency unhedged basis; returns on the USD Hedged Bloomberg Barclays Global Aggregate Bond Index are calculated on a currency hedged basis in U.S. dollars.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 12-month period ended March 31, 2019, the DoubleLine Low Duration Bond Fund outperformed the ICE BofAML 1-3 Year U.S. Treasury Index return of 2.72%. The UST yield curve flattened substantially over the last 12 months, with the 1-year UST yield rising 31 bps and the 5-year UST yield falling 33 bps. The portfolio’s blend of both fixed and floating rate assets helped capture positive total returns despite this curve shift, as floating-rate asset yields rose with LIBOR and fixed-rate assets were selected with favorable amortization profiles so that cash flows could be reinvested at higher rates. Specifically, Bank Loans delivered strong returns for the period along with MBS and EM debt.

Period Ended 3-31-19	1-Year

I-Share	3.13%

N-Share	2.87%

ICE BofAML 1-3 Year U.S. Treasury Index	2.72%

Bloomberg Barclays U.S. Aggregate 1-3 Yr Bond Index	3.05%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the 12-month period ended March 31, 2019, the DoubleLine Floating Rate Fund underperformed the S&P/LSTA Leveraged Loan Index return of 2.97%. The Fund generally maintained an overweight position in single-B credits and an underweight position in BB and CCC credits. The overweight position in single-B credits positively impacted performance. BB-rated loans did not keep pace with the broader market, so the Fund’s underweight position in these loans benefited performance. The underweight position in CCC-rated loans was a drag on performance, given that this ratings class outperformed the Index. The Fund held overweight exposures in Healthcare, Telecom, and Oil & Gas that were beneficial to overall performance. Underweight positions in Retailers and Lodging & Casinos detracted from performance given the outperformance of these sectors. The small positions in HY and CLO liabilities were accretive to performance and were driven by credit selection, while the small cash position was dilutive to overall performance.

10	DoubleLine Funds Trust

(Unaudited) March 31, 2019

Period Ended 3-31-19	1-Year

I-Share	2.15%

N-Share	1.99%

S&P/LSTA Leveraged Loan Index	2.97%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the 12-month period ended March 31, 2019, the DoubleLine Shiller Enhanced CAPE® outperformed the S&P 500 Index return of 9.50%. During the period, the Shiller Barclays CAPE U.S. Sector Total Return Index (which the Fund gained exposure to through the use of swap contracts) was allocated to seven sectors: Communication Services, Consumer Discretionary, Consumer Staples, Energy, Healthcare, Industrials, and Technology. Six of these sectors contributed positively to returns in the period, with Technology, Consumer Discretionary, and Industrials making the greatest positive contributions. Communications Services was the only sector to detract from returns, while the smallest positive contributors were Energy and Consumer Staples. The fixed income collateral portfolio increased in value for the period with all sectors delivering positive returns. The three fixed income sectors with the highest returns within the portfolio were EM, CMBS, and Non-Agency MBS. Bank Loans, CLOs, and Governments, while delivering positive total returns, were the lowest returning sectors.

Period Ended 3-31-19	1-Year

I-Share	11.78%

N-Share	11.59%

S&P 500® Index	9.50%

Shiller Barclays CAPE® U.S. Sector TR USD Index	11.91%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

For the 12-month period ended March 31, 2019, the DoubleLine Flexible Income Fund underperformed the ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index return of 3.69%. During this period, the Fed made a decided pivot from hawkish to dovish. The net result has been 1-year yields increasing by 31 bps, 10-year yields decreasing by approximately 33 bps, and 30-year yields decreasing by roughly 16 bps. Global Sovereigns were the only negative returning sector over the period as the strong USD rally hurt non-USD denominated exposures. HY was the best performing sector over the year, driven by prices remaining relatively the same over the period and the sector’s high interest income.

Period Ended 3-31-19	1-Year

I-Share	2.95%

N-Share	2.59%

ICE BofAML 1-3 Year Eurodollar Index	3.69%

LIBOR* USD 3 Month	2.51%

*	LIBOR stands for the London Interbank Offered Rate.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2019, the DoubleLine Low Duration Emerging Markets Fixed Income Fund posted a positive performance but underperformed the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index. The Fund outperformed the index on a gross basis (i.e., before operating expenses) and benefitted from an overweight positioning in IG credits. The Fund’s underweight positioning in Middle East and Africa credits detracted from relative performance.

Period Ended 3-31-19	1-Year

I-Share	4.22%

N-Share	3.93%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index	4.35%

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	March 31, 2019	11

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2019

DoubleLine Long Duration Total Return Bond Fund

For the 12-month period ended March 31, 2019, the DoubleLine Long Duration Total Return Bond Fund underperformed the Bloomberg Barclays U.S. Long Government/Credit Index return of 5.24%. Over the year, the UST yield curve inverted with 1-year yields increasing by 31 bps, 10-year yields decreasing by 33 bps, and 30-year yields decreasing by 16 bps. Mortgage exposure within the Fund outperformed corporate benchmark exposures, however government exposure within the fund lagged—resulting in the aforementioned underperformance. Over this time period, the Fed hiked rates three times, then pivoted from a hawkish to a dovish tone. On average, the Fund maintained a slightly shorter duration of 14.45 compared to the benchmark duration of 15.32, which detracted from the Fund’s performance relative to the index over the year. Over the 12-month period, the Fund utilized UST futures contracts to manage duration.

Period Ended 3-31-19	1-Year

I-Share	4.77%

N-Share	4.61%

Bloomberg Barclays U.S. Long Government/Credit Index	5.24%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the 12-month period ending March 31, 2019, the DoubleLine Strategic Commodity Fund declined 2.59%. The Fund normally seeks to generate long-term total return through long and short exposures to commodity-related investments. The Fund may use a variety of commodity-related strategies in pursuing that objective, including seeking commodities-related exposure by investing in baskets or indices of commodity-related investments (beta exposure) and by taking long and/or short positions in individual commodities or in other baskets or indices of commodities (tactical exposure). The Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCI) (beta exposure), which the Fund gained exposure to through the use of swaps contracts, declined by 5.82%, while the DoubleLine Commodity Long Short Strategy (DCLS) (tactical exposure) increased by 7.84%. The Fund’s outperformance relative to both the GSCI and BCOM was driven by the Fund’s allocation to the DCLS, implemented through swaps. The Fund’s use of derivative instruments to gain exposure to commodities facilitated the investment of the Fund’s remaining assets in UST securities, which added incremental return in the period.

Period Ended 3-31-19	1-Year

I-Share	-2.59%

N-Share	-2.97%

Bloomberg Commodity Index Total Return	-5.25%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Global Bond Fund

For the 12-month period ended March 31, 2019, the DoubleLine Global Bond Fund underperformed its benchmark, the FTSE WGBI, which returned -1.57%. Negative performance over the period was driven primarily by FX depreciation against the USD, as indicated by the U.S. Dollar Index (DXY), which rose over each quarter of the period. The Fund utilized currency forward contracts to hedge currency risk over the period. The Fund benefitted from an underweight position in Italy, as well as overweight positions in Canada and New Zealand. Relative performance to the benchmark was hurt by the Fund’s underweight position in the U.S. and overweight positioning in Portugal, Ireland, and the Central Eastern Europe countries, which all underperformed during the period.

Period Ended 3-31-19	1-Year

I-Share	-2.80%

N-Share	-3.08%

FTSE World Government Bond Index (WGBI)	-1.57%

For additional performance information, please refer to the “Standardized Performance Summary.”

12	DoubleLine Funds Trust

(Unaudited) March 31, 2019

DoubleLine Infrastructure Income Fund

For the 12-month period ended March 31, 2019, the DoubleLine Infrastructure Income Fund’s Class I shares slightly underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 4.48%. Various segments within the Fund produced positive total returns during the period, such as Solar ABS, Aircraft Lease ABS, and Intermediate-term Corporate Bonds. The Fund had considerably less interest rate risk than the Bloomberg Barclays U.S. Aggregate Bond Index. This detracted from relative performance as U.S. interest rates ultimately fell over the period by 15 to 30 bps across the curve.

Period Ended 3-31-19	1-Year

I-Share	4.47%

N-Share	4.17%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Ultra Short Bond Fund

For the 12-month period ended March 31, 2019, the DoubleLine Ultra Short Bond Fund outperformed the ICE BofAML 3 Month U.S. Treasury Bill Index return of 2.12%. The 3-month UST yield increased 0.64% to end the period at 2.38%, while 3-month LIBOR increased 0.28% to 2.60%. Within the Fund, corporate credit outperformed 3-month UST, as corporate spreads tightened during this time, as measured by the Bloomberg Barclays U.S. 1-3 Year Credit Index. The relative outperformance of the Fund’s corporate credit position was due to the Fund being overweight commercial paper and floating rate notes, which benefited from the rise in LIBOR.

Period Ended 3-31-19	1-Year

I-Share	2.32%

N-Share	2.18%

ICE BofAML 3 Month U.S. Treasury Bill Index	2.12%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced International CAPE®

For the 12-month period ended March 31, 2019, the DoubleLine Shiller Enhanced International CAPE® outperformed the MSCI Europe Net Return USD Index, representing the broad European equity market, return of -3.72%. During the period, the Shiller Barclays CAPE Europe Sector Index (which the Fund gained exposure to through the use of swap contracts) was allocated to five sectors: Communication Services, Consumer Discretionary, Consumer Staples, Healthcare, and Utilities. Healthcare and Utilities had the greatest positive contribution to returns for the period, while the weakest contributors were Consumer Discretionary and Communication Services. The Fund’s fixed income portfolio increased in value during the period, with all sectors delivering positive returns. The three fixed income sectors with the highest returns within the portfolio were EM, CMBS, and IG Corporate Bonds. Government Bonds, Bank Loans, and CLOs, while delivering positive total returns, were the lowest returning sectors.

Period Ended 3-31-19	1-Year

I-Share	-1.13%

N-Share	-1.29%

MSCI Europe Net Return USD Index	-3.72%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Colony Real Estate and Income Fund

For the period since inception on December 17, 2018 through March 31, 2019, the DoubleLine Colony Real Estate and Income Fund outperformed the Dow Jones U.S. Select REIT Total Return Index return of 12.32%. Exposure to the Real Estate Investment Trust (REIT) sector of the U.S. equity market was obtained through exposure to the Colony Capital Fundamental U.S. Real Estate Index. The Fund gained exposure to the Colony Capital Fundamental U.S. Real Estate Index through the use of swap contracts. The fixed income collateral portfolio has increased in value since inception, with all sectors delivering positive returns. The Bank Loan sector has provided the highest returns and, while positive, the Non-Agency MBS sector provided the lowest returns.

Annual Report	March 31, 2019	13

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2019

Period From 12-17-18 through 3-31-19	Since Inception* (Not Annualized)

I-Share	13.69%

N-Share	13.53%

Dow Jones U.S. Select REIT Total Return Index	12.32%

Inception 12-17-2018*

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2019 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

Mutual fund investing involves risk. Principal loss is possible.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the fund’s future performance.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Barclays Bank PLC and its affiliates (“Barclays”) is not the issuer or producer of DoubleLine Shiller Enhanced CAPE® (the “Fund”) and Barclays has no responsibilities, obligations or duties to investors in the Fund. The Shiller Barclays CAPE® US Sector USD Index (the “Index”) is a trademark owned by Barclays and licensed for use by the Fund. While the Fund may execute transaction(s) with Barclays in or relating to the Index, Fund investors acquire interests solely in the Fund and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Fund. The Fund is not sponsored, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of the Fund or use of the Index or any data included therein. Barclays shall not be liable in any way to the Fund, investors or to other third parties in respect of the use or accuracy of the Index or any data included therein.

The Shiller Barclays CAPE® US Index Family (the “Index Family”) has been developed in part by RSBB-I, LLC, the research principal of which is Dr. Robert J. Shiller. RSBB-I, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Index Family or any data or methodology either included therein or upon which it is based. RSBB-I, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB-I, LLC is advised of the possibility of same.

Shiller Barclays CAPE® US Sector Total Return USD Index incorporates the principles of long-term investing distilled by Dr. Robert J. Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Disclaimers—The Colony Capital Fundamental US Real Estate Index (the “Index”)

Colony Capital, Inc.

The Colony Capital Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. Colony Capital is a registered trademark of Colony Capital QIS, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Colony Real Estate

14	DoubleLine Funds Trust

(Unaudited) March 31, 2019

and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by Colony Capital QIS, LLC or any of its affiliates. Neither Colony Capital QIS, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. Colony Capital QIS, LLC’s and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/or trade names owned by Colony Capital QIS, LLC and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by Colony Capital QIS, LLC. Neither Colony Capital QIS, LLC nor its affiliates are responsible for and have not participated in the determination of the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. Colony Capital QIS, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or provide positive investment returns. Colony Capital QIS, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by Colony Capital QIS, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER COLONY CAPITAL QIS, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. COLONY CAPITAL QIS, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the Colony Capital Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved.

Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Colony Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index.

Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent, licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: https://index.barcap.com/Home/BINDA.

The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

Basis Points (bps)—A basis point equals 0.01%.

Beta—The measure of a mutual fund’s volatility in relation to the market. By definition, the market has a beta of 1.0, and individual mutual funds are ranked according to how much they deviate from the market. A beta of above 1.0 means the fund swings more than the market. If the fund moves less than the market, the beta is less than 1.0.

Bloomberg Barclays Global Aggregate Bond Index—This index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays U.S. ABS Index—This index represents the ABS component of the Bloomberg Barclays U.S. Aggregate Index. It includes securities whose value and income payments are derived from and collateralized (“or backed”) by a specified pool of underlying assets including credit cards, auto loans, etc.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Aggregate 1-3 Year Index—This index represents the 1-3 year component of the U.S. Aggregate Index.

Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index—This index measures the performance of investment-grade CMBS and includes only CMBS that are Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment, as long as certain conditions are met, including the requirement that the certificates be rated in one of the three highest rating categories by Fitch, Inc., Moody’s Investors Services or Standard & Poor’s.

Annual Report	March 31, 2019	15

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2019

Bloomberg Barclays U.S. Corporate Index—An index that represents the total return measure of the corporates portion of the Barclays U.S. Aggregate Index.

Bloomberg Barclays U.S. Corporate High Yield Index—This index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The Bloomberg Barclays U.S. High Yield Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays U.S. High Yield Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindices of the Bloomberg Barclays U.S. Corporate High Yield Index.

Bloomberg Barclays U.S. Credit Index—This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Bloomberg Barclays U.S. Government/Credit Bond Index—This index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays U.S. Long Government/Credit Index—The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. TIPS Total Return Index—This index measures the performance of the U.S. TIPS market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

Bloomberg Barclays U.S. Treasury Index—The U.S. Treasury component of the U.S. Government index. This index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more.

Bloomberg Commodity Index Total Return (BCOM)—An index calculated on an excess return basis that reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Colony Capital Fundamental U.S. Real Estate Index—This Index is a rules-based index that incorporates the fundamental criteria originally developed by Colony Capital, Inc. The Index is rebalanced and reconstituted quarterly by applying a systematic methodology to the universe of REITs. It is not possible to invest directly in an index.

Dow Jones U.S. Select REIT Total Return Index—This index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Freddie Mac U.S. 15-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 15-year fixed-rate mortgage loan.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Eurostoxx 50 Index—A stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Borse Group and SIX group, with the goal of providing a blue-chip representation of Supersector leaders in the Eurozone.

FTSE World Government Bond Index (FTSE WGBI)—This index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

G-10 (Group of 10)—The G10 consists of eleven industrialized nations that meet on an annual basis or more frequently, as necessary, to consult each other, debate and cooperate on international financial matters. The member countries are: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States.

ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index—This index is a subset of the BAML Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The BAML Eurodollar Index tracks the performance of US dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct soversign debt of the U.S. Government having a maturity of at least one year and less than three years.

ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index—This index is an unmanaged index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a market capitalization weighted index consisting of U.S-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. There is also a high yield sub-index and investment grade sub-index which are subsets of the EMBI.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

16	DoubleLine Funds Trust

(Unaudited) March 31, 2019

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCISM)—An index comprised of futures contracts selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically re-balanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—A market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

Morgan Stanley Capital International (MSCI) Europe Net Return USD Index—The index is part of the Modern Index Strategy and represents the performance of large and mid-cap equities across 15 developed countries in Europe. The Index has a number of sub-Indexes which cover various sub-regions market segments/sizes, sectors and covers approximately 85% of the free float-adjusted market capitalization in each country.

Mortgage Bankers Association (MBA) Purchase Index— An index that includes all mortgage applications for purchases of single-family homes. It covers the entire market, both conventional and government loans and all products.

Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage. It includes conventional and government refinances.

Nikkei 225 Index—A price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

RCA Commercial Property Price Index—The Moody’s/RCA Commercial Property Price Index (CPPI) describes various non-residential property types for the U.S. (10 monthly series from 2000). The Moody’s/RCA Commercial Property Price Index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Shanghai Composite Index—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Shiller Barclays CAPE® U.S. Sector Total Return Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Shiller Barclays CAPE® Europe Sector Net TR Index (European CAPE Index)—The index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of reported earnings to account for earnings and market cycles.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P 500® Index—The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Goldman Sachs Commodity Index (GSCI)—This composite index of commodity sector returns represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trepp CMBS Delinquency Rate—Trepp, LLC, provides information, analytics and technology to the structured finance, commercial real estate (CRE) and banking markets. A delinquency rate is the percentage of loans within a loan portfolio that have delinquent payments.

U.S. Dollar Index (DXY)—A weighted geometric mean of the United States dollar’s value relative to a basket of 6 major foreign currencies, including the Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish krona and Swiss franc.

Yield curve—A curve in which the yield of fixed interest securities is plotted against the length of time they have to run to maturity.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws.

Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Annual Report	March 31, 2019	17

Standardized Performance Summary	(Unaudited) March 31, 2019

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

DBLTX/DLTNX
DoubleLine Total Return Bond Fund Returns as of March 31, 2019	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 3-31-19)	Expense Ratio

I-share (DBLTX)	4.31%	2.65%	3.25%	5.91%	0.47%

N-share (DLTNX)	4.05%	2.39%	3.02%	5.65%	0.72%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.03%	2.74%	3.41%
DBLFX/DLFNX
DoubleLine Core Fixed Income Fund Returns as of March 31, 2019	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (6-1-10 to 3-31-19)	Expense Ratio

I-share (DBLFX)	3.71%	3.00%	3.27%	5.05%	0.48%

N-share (DLFNX)	3.45%	2.75%	3.01%	4.78%	0.73%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.03%	2.74%	3.18%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of March 31, 2019	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 3-31-19)	Expense Ratio

I-share (DBLEX)	3.52%	6.57%	4.39%	5.57%	0.88%

N-share (DLENX)	3.16%	6.31%	4.13%	5.31%	1.13%

J.P. Morgan Emerging Markets Bond Index Global Diversified	4.21%	5.79%	5.44%	6.32%
DMLIX/DMLAX
DoubleLine Multi-Asset Growth Fund Returns as of March 31, 2019	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (12-20-10 to 3-31-19)	Expense Ratio

I-share (DMLIX)	0.42%	7.31%	4.56%	3.97%	1.29%

A-share (DMLAX)[2]					1.54%

A-share (No Load)	0.07%	6.81%	4.30%	3.69%

A-share (With Load)	-4.18%	5.28%	3.40%	3.15%

S&P 500® Index TR	9.50%	13.51%	10.91%	12.77%

Blended Benchmark Unhedged[3]	1.64%	7.04%	4.40%	5.61%

Blended Benchmark USD Hedged[3]	3.77%	7.60%	5.48%	6.38%
DBLSX/DLSNX
DoubleLine Low Duration Bond Fund Returns as of March 31, 2019	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (9-30-11 to 3-31-19)	Expense Ratio

I-share (DBLSX)	3.13%	2.64%	2.14%	2.34%	0.43%

N-share (DLSNX)	2.87%	2.36%	1.89%	2.08%	0.68%

ICE BofAML 1-3 Year U.S. Treasury Index	2.72%	0.99%	0.98%	0.80%

Bloomberg Barclays U.S. Aggregate 1-3 Yr Bond Index	3.05%	1.34%	1.24%	1.16%
DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of March 31, 2019	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (2-1-13 to 3-31-19)	Expense Ratio

I-share (DBFRX)[4]	2.15%	3.84%	2.97%	3.04%	0.67%

N-share (DLFRX)[4]	1.99%	3.57%	2.72%	2.82%	0.92%

S&P/LSTA Leveraged Loan Index	2.97%	5.67%	3.62%	3.82%

18	DoubleLine Funds Trust

(Unaudited) March 31, 2019

DSEEX/DSENX
DoubleLine Shiller Enhanced CAPE® Returns as of March 31, 2019	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (10-31-13 to 3-31-19)	Expense Ratio

I-share (DSEEX)	11.78%	16.16%	14.23%	14.66%	0.56%

N-share (DSENX)	11.59%	15.89%	13.95%	14.38%	0.81%

S&P 500® Index[5]	9.50%	13.51%	10.91%	11.53%

Shiller Barclays CAPE® U.S. Sector TR USD Index[5]	11.91%	15.70%	13.60%	13.84%
DFLEX/DLINX
DoubleLine Flexible Income Fund Returns as of March 31, 2019	1-Year	3-Year Annualized		Since Inception Annualized (4-7-14 to 3-31-19)	Expense Ratio

I-share (DFLEX)	2.95%	4.45%		3.35%	0.78%

N-share (DLINX)	2.59%	4.16%		3.08%	1.03%

ICE BofAML 1-3 Year Eurodollar Index	3.69%	1.93%		1.68%

LIBOR USD 3 Month	2.51%	1.59%		1.10%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of March 31, 2019	1-Year	3-Year Annualized		Since Inception Annualized (4-7-14 to 3-31-19)	Gross Expense Ratio	Net Expense Ratio[1]

I-share (DBLLX)	4.22%	3.83%		2.90%	0.89%	0.59%

N-share (DELNX)	3.93%	3.55%		2.66%	1.14%	0.84%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index	4.35%	4.00%		3.45%
DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of March 31, 2019	1-Year	3-Year Annualized		Since Inception Annualized (12-15-14 to 3-31-19)	Gross Expense Ratio	Net Expense Ratio[1]

I-share (DBLDX)	4.77%	1.51%		2.89%	0.81%	0.65%

N-share (DLLDX)	4.61%	1.29%		2.64%	1.06%	0.90%

Bloomberg Barclays U.S. Long Government/Credit Index	5.24%	3.75%		3.60%
DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of March 31, 2019	1-Year	3-Year Annualized		Since Inception Annualized (5-18-15 to 3-31-19)	Gross Expense Ratio	Net Expense Ratio[1]

I-share (DBCMX)	-2.59%	6.23%		1.07%	1.18%	1.12%

N-share (DLCMX)	-2.97%	5.89%		0.76%	1.43%	1.37%

Bloomberg Commodity Index Total Return	-5.25%	2.22%		-5.53%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of March 31, 2019	1-Year	3-Year Annualized		Since Inception Annualized (12-17-15 to 3-31-19)	Expense Ratio

I-share (DBLGX)	-2.80%	0.25%		1.76%	0.57%

N-share (DLGBX)	-3.08%	-0.01%		1.50%	0.82%

FTSE World Government Bond Index	-1.57%	0.95%		3.12%
BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of March 31, 2019	1-Year			Since Inception Annualized (4-1-16 to 3-31-19)	Expense Ratio

I-share (BILDX)	4.47%			3.42%	0.58%

N-share (BILTX)	4.17%			3.16%	0.83%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%			2.04%

Annual Report	March 31, 2019	19

Standardized Performance Summary (Cont.)	(Unaudited) March 31, 2019

DBULX/DLUSX
DoubleLine Ultra Short Bond Fund Returns as of March 31, 2019	1-Year	Since Inception Annualized (6-30-16 to 3-31-19)	Gross Expense Ratio	Net Expense Ratio[1]

I-share (DBULX)	2.32%	1.45%	0.32%	0.29%

N-share (DLUSX)	2.18%	1.21%	0.57%	0.41%

ICE BofAML 3 Month U.S. Treasury Bill Index	2.12%	1.28%
DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of March 31, 2019	1-Year	Since Inception Annualized (12-23-16 to 3-31-19)	Gross Expense Ratio	Net Expense Ratio[1]

I-share (DSEUX)	-1.13%	7.65%	1.07%	0.68%

N-share (DLEUX)	-1.29%	7.40%	1.32%	0.92%

MSCI Europe Net Return USD Index[5]	-3.72%	8.33%
DBRIX/DLREX
DoubleLine Colony Real Estate and Income Fund Returns as of March 31, 2019	3-Months	Since Inception Not Annualized (12-17-18 to 3-31-19)	Gross Expense Ratio	Net Expense Ratio[6]

I-share (DBRIX)	17.40%	13.69%	0.75%	0.66%

N-share (DLREX)	17.25%	13.53%	1.00%	0.91%

Dow Jones U.S. Select REIT Total Return Index	15.72%	12.32%

1 The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2020. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to financial statements.

2 Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

3 The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond index Hedged to USD.

4 The Floating Rate Fund imposes a 1.00% Redemption Fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

5 Reflects no deduction for fees, expenses, or taxes.

6 The Adviser has contractually agreed to waive fees and reimburse expenses through December 11, 2020.

Mutual Fund Investing involves risk. Principal loss is possible.

20	DoubleLine Funds Trust

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $1,944,936,920)				1,961,317,446	3.9%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $2,568,307,679)				2,555,294,433	5.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,918,046,751)				3,706,705,864	7.3%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	CIM Trust, Series 2017-6-A1,
187,381,929	Series 2017-6-A1	3.02%	#^	06/25/2057	184,041,771	0.4%

	Citigroup Mortgage Loan Trust, Inc.,
213,741,083	Series 2017-RP2-A1A	3.93%	#^	07/25/2067	217,068,947	0.4%

	Citigroup Mortgage Loan Trust,
200,896,160	Series 2019-A-PT1	3.92%	^	10/25/2058	193,959,999	0.4%

	CSMC Trust,
181,726,821	Series 2018-RPL7-A1	4.00%	^	08/26/2058	182,354,069	0.4%

	PR Mortgage Loan Trust,
210,600,552	Series 2014-1-APT	5.91%	#^	10/25/2049	197,207,726	0.4%

	Securitized Mortgage Asset Loan Trust,
307,023,711	Series 2015-1-PC	2.74%	#^	02/25/2054	272,923,969	0.6%

	Towd Point Mortgage Trust,
244,937,540	Series 2019-1-A1	3.75%	#^	03/25/2058	249,558,531	0.5%

	VOLT LLC,
176,008,593	Series 2018-NPL8-A1A	4.21%	^§	10/26/2048	177,594,307	0.4%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					11,676,176,237	22.9%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $13,402,650,930)				13,350,885,556	26.4%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
186,097,051	Series 4573-CA	3.00%		11/15/2044	187,451,893	0.4%

174,421,742	Federal Home Loan Mortgage Corporation,	3.00%		08/01/2045	174,241,108	0.3%
	Pool G08658
	Pool V81821

444,012,834	Federal Home Loan Mortgage Corporation,	3.00%		04/01/2045	443,656,739	0.9%
	Pool G08635
	Pool Z40117

375,883,866	Federal Home Loan Mortgage Corporation,	0.03		02/15/2044	377,637,039	0.7%
	Series 4471-GA
	Series 4527-CA
	Series 4527-GA
	Series 4588-DA

213,075,740	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2040	215,040,476	0.4%
	Series 4323-GA
	Series 4390-NY

	Federal Home Loan Mortgage Corporation,
348,371,512	Pool G08648	3.00%		06/01/2045	348,012,784	0.7%

	Federal Home Loan Mortgage Corporation,
530,704,013	Pool G08675	3.00%		11/01/2045	529,746,633	1.0%

	Federal Home Loan Mortgage Corporation,
208,933,577	Pool G08692	3.00%		02/01/2046	208,459,532	0.4%

262,152,307	Federal Home Loan Mortgage Corporation,	3.00%		12/15/2041	262,372,191	0.5%
	Series 4471-BA
	Series 4471-BC

	Federal Home Loan Mortgage Corporation,
199,672,692	Pool G60393	3.50%		01/01/2046	203,932,186	0.4%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	21

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
261,181,837	Federal Home Loan Mortgage Corporation,	3.00%		12/01/2045	260,674,264	0.5%
	Pool G08680
	Pool V82117

318,316,355	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2044	318,373,768	0.6%
	Series 4483-CA
	Series 4533-AB

	Federal Home Loan Mortgage Corporation,
162,021,215	Pool G08626	3.00%		02/01/2045	161,979,807	0.3%
4,537,121,318	Federal Home Loan Mortgage Corporation	0.00% – 12.55%	I/F I/O P/O >	12/15/2030 – 10/15/2049	4,389,020,270	8.7%
1,865,805,501	Federal Home Loan Mortgage Corporation	2.50% – 5.00%		03/01/2028 – 01/01/2047	1,885,017,415	3.7%

	Federal Home Loan Mortgage Association,
519,666,758	Series 4791-JT, Series 4791	3.00%		05/15/2048	514,819,514	1.0%
113,367,425	Series 4792-A, Series 4792	3.00%		05/15/2048	111,938,326	0.2%

277,204,216	Federal National Mortgage Association,	3.00%		08/01/2046	275,587,397	0.5%
	Pool AS7661
	Pool MA2711

242,351,298	Federal National Mortgage Association,	3.00%	>	10/25/2044	235,743,587	0.5%
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2016-32-LA

179,663,002	Federal National Mortgage Association,	3.00%	>	04/25/2044	186,849,538	0.4%
	Series 2014-21-GZ
	Series 2015-88-BA

	Federal National Mortgage Association,
240,410,603	Series 2018-27-JA	3.00%		12/25/2047	238,655,582	0.5%

	Federal National Mortgage Association,
211,927,048	Series 2018-36-A	3.00%		06/25/2048	211,641,752	0.4%
73,977,216	Series 2018-38-JB	3.00%		06/25/2048	73,595,435	0.1%
231,380,839	Series 2018-39-AB	3.00%		06/25/2048	230,299,110	0.5%
4,166,971,188	Federal National Mortgage Association	0.00% – 27.62%	# I/F I/O P/O >	01/25/2026 – 10/25/2050	3,937,848,789	7.9%

190,462,798	Federal National Mortgage Association Pass-Thru,	3.00%		12/01/2044	190,469,128	0.4%
	Pool AS3961
	Pool AS4154

185,193,739	Federal National Mortgage Association Pass-Thru,	3.00%		11/01/2042	185,405,568	0.4%
	Pool AB6854
	Pool AB7077

476,688,998	Federal National Mortgage Association Pass-Thru,	3.00%		03/01/2045	476,246,334	0.9%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471

321,286,018	Federal National Mortgage Association Pass-Thru,	3.00%		11/01/2046	320,232,945	0.6%
	Pool BC9003
	Pool AS8269
	Pool AS8356
	Pool MA2806

164,239,377	Federal National Mortgage Association Pass-Thru,	3.50%		09/01/2042	165,044,525	0.3%
	Pool AP4787
	Pool AP4789
	Pool MA1179
4,687,679,259	Federal National Mortgage Association Pass-Thru	2.50% – 6.50%		07/01/2020 – 09/01/2053	4,751,208,197	9.5%

Other US Government and Agency Mortgage Backed Obligationsµ					1,176,713,103	2.4%

	Total US Government and Agency Mortgage Backed Obligations (Cost $23,082,193,985)				23,247,914,935	46.0%

US GOVERNMENT AND AGENCY OBLIGATIONS

250,000,000	United States Treasury Notes	1.38%		09/30/2019	248,676,758	0.5%
250,000,000	United States Treasury Notes	1.50%		10/31/2019	248,642,578	0.5%
500,000,000	United States Treasury Notes	2.00%		11/15/2026	488,261,720	1.0%
500,000,000	United States Treasury Notes	2.25%		02/15/2027	496,621,095	1.0%
600,000,000	United States Treasury Notes	2.88%		05/15/2028	623,941,404	1.2%

Other US Government and Agency Obligationsµ					71,658,808	0.1%

	Total US Government and Agency Obligations (Cost $2,139,774,076)				2,177,802,363	4.3%

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
SHORT TERM INVESTMENTS

326,405,882	First American Government Obligations Fund - Class U	2.35%	♦		326,405,882	0.6%
326,405,882	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		326,405,882	0.6%
326,405,882	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		326,405,882	0.6%
250,000,000	United States Treasury Bills	0.00%		04/11/2019	249,834,515	0.6%
250,000,000	United States Treasury Bills	0.00%		04/25/2019	249,610,832	0.5%
250,000,000	United States Treasury Bills	0.00%		05/16/2019	249,260,155	0.5%
250,000,000	United States Treasury Bills	0.00%		05/30/2019	249,038,177	0.5%
250,000,000	United States Treasury Bills	0.00%		06/06/2019	248,919,480	0.5%
250,000,000	United States Treasury Bills	0.00%		06/13/2019	248,802,260	0.5%
250,000,000	United States Treasury Bills	0.00%		07/11/2019	248,340,337	0.5%
250,000,000	United States Treasury Bills	0.00%		07/25/2019	248,107,293	0.5%
250,000,000	United States Treasury Bills	0.00%		08/15/2019	247,751,985	0.5%
250,000,000	United States Treasury Bills	0.00%		08/29/2019	247,549,218	0.5%

	Total Short Term Investments (Cost $3,466,220,260)				3,466,431,898	6.9%

	Total Investments (Cost $50,522,130,601)				50,466,352,495	99.9%
	Other Assets in Excess of Liabilities				47,592,939	0.1%

	NET ASSETS				$50,513,945,434	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	46.0%
Non-Agency Residential Collateralized Mortgage Obligations	26.4%
Non-Agency Commercial Mortgage Backed Obligations	7.3%
Short Term Investments	6.9%
Collateralized Loan Obligations	5.1%
US Government and Agency Obligations	4.3%
Asset Backed Obligations	3.9%
Other Assets and Liabilities	0.1%

100.0%

µ	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2019.

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of all such securities including those in other securities amounted to $14,039,428,562 or 27.8% of net assets.

#

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

P/O	Includes principal only securities

I/O	Includes interest only securities

I/F

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

>

Includes U.S. Agency bonds that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2019.

♦	Seven-day yield as of March 31, 2019

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	23

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $231,276,692)				234,174,306	2.0%

BANK LOANSµ
	Total Bank Loans (Cost $477,967,894)				468,095,154	4.1%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $335,748,070)				329,299,338	2.9%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $1,480,018,906)				1,477,641,645	12.9%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $147,747,691)				142,440,294	1.2%

MUNICIPAL BONDSµ
	Total Municipal Bonds (Cost $10,051,605)				10,374,931	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $871,383,026)				850,365,944	7.4%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust,
47,586,747	Series 2019-A-PT1	3.92%	^	10/25/2058	45,943,762	0.4%

	CSMC Trust,
47,522,874	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	47,789,544	0.4%

	Legacy Mortgage Asset Trust,
37,859,511	Series 2018-GS2-A1	4.00%	^§	04/25/2058	37,972,976	0.3%
60,099,424	Series 2018-SL1-A	4.00%	#^	02/25/2058	59,987,681	0.5%

	Securitized Mortgage Asset Loan Trust,
38,504,367	Series 2015-1-PC	2.74%	#^	02/25/2054	34,227,860	0.3%

	Velocity Commercial Capital Loan Trust,
32,633,985	Series 2018-1-A	3.59%	^	04/25/2048	33,017,111	0.3%

	VOLT LLC,
34,613,111	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	34,569,796	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					713,463,622	6.3%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $996,630,567)				1,006,972,352	8.8%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $1,320,581,437)				1,327,741,796	11.5%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
70,286,709	Pool G61645	4.00%		10/01/2048	72,559,410	0.6%
46,040,649	Pool Q51461	3.50%		10/01/2047	46,808,264	0.4%
62,035,110	Series 358-300	3.00%		10/15/2047	62,362,954	0.6%
52,161,827	Series 4542-AC	2.70%		01/15/2045	51,444,017	0.5%
92,120,432	Series 4750-PA	3.00%		07/15/2046	91,375,426	0.8%
68,745,482	Series 4752-PL	3.00%		09/15/2046	69,240,868	0.6%
44,855,151	Pool G08701	3.00%		04/01/2046	44,746,431	0.4%
70,046,263	Federal Home Loan Mortgage Corporation	3.00% – 5.50%		7/01/2035 – 04/01/2047	71,171,330	0.6%
307,679,216	Federal Home Loan Mortgage Corporation	2.47% – 8.32%	I/F I/O >	12/15/2030 – 01/15/2054	304,321,789	2.6%

	Federal National Mortgage Association,
44,684,883	Pool AS7661	3.00%		08/01/2046	44,424,257	0.4%

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
36,578,061	Pool MA2806	3.00%		11/01/2046	36,439,406	0.3%
	Series 2018-36-A
	Series 2018-39-AB

99,945,593	Federal National Mortgage Association,	3.00%		06/25/2048	99,683,569	0.9%
	Series 2018-36-A
	Series 2018-39-AB
93,768,065	Series 2018-21-PO	0.00%	P/O	04/25/2048	74,570,816	0.6%
	Series 2014-70-VZ
	Series 2014-73-CZ

35,169,011	Federal National Mortgage Association,	3.00%	>	11/25/2044	33,597,925	0.3%
	Series 2014-70-VZ
	Series 2014-73-CZ
63,521,688	Series 2018-27-JA	3.00%		12/25/2047	63,057,973	0.5%
167,976,029	Series 2018-35-PO	0.00%	P/O	05/25/2048	132,134,396	1.1%
174,682,896	Federal National Mortgage Association	2.50% – 5.00%		12/01/2029 – 12/1/2046	174,311,632	1.5%
128,886,615	Federal National Mortgage Association	2.01% – 18.32%	I/F I/O >	4/25/2026 – 4/25/2050	126,453,119	1.1%

Other US Government and Agency Mortgage Backed Obligationsµ					86,969,103	0.8%

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,668,523,259)				1,685,672,685	14.6%

US GOVERNMENT AND AGENCY OBLIGATIONS

51,438,492	United States Treasury Inflation Indexed Bonds	0.88%		01/15/2029	53,142,929	0.5%
100,389,240	United States Treasury Inflation Indexed Bonds	1.00%		02/15/2046	102,566,988	0.9%
93,100,000	United States Treasury Notes	1.38%		02/15/2020	92,269,010	0.8%
81,500,000	United States Treasury Notes	1.88%		03/31/2022	80,726,386	0.7%
113,300,000	United States Treasury Notes	1.88%		04/30/2022	112,133,806	1.0%
113,300,000	United States Treasury Notes	1.75%		05/31/2022	111,684,590	1.0%
86,200,000	United States Treasury Notes	2.63%		02/28/2023	87,496,367	0.7%
102,800,000	United States Treasury Notes	2.50%		03/31/2023	103,896,265	0.9%
100,700,000	United States Treasury Notes	2.75%		04/30/2023	102,741,535	0.9%
83,000,000	United States Treasury Notes	1.63%		05/31/2023	81,017,402	0.7%
105,900,000	United States Treasury Notes	1.88%		08/31/2024	103,854,392	0.9%
106,100,000	United States Treasury Notes	2.13%		09/30/2024	105,343,623	0.9%
126,790,000	United States Treasury Notes	2.25%		10/31/2024	126,673,611	1.1%
97,500,000	United States Treasury Notes	3.00%		09/30/2025	101,598,047	0.9%
107,390,000	United States Treasury Notes	2.25%		08/15/2027	106,477,605	0.9%
83,700,000	United States Treasury Notes	2.25%		11/15/2027	82,903,869	0.7%
40,000,000	United States Treasury Notes	2.88%		05/15/2028	41,596,094	0.4%
67,500,000	United States Treasury Notes	3.13%		02/15/2043	71,685,791	0.6%
66,400,000	United States Treasury Notes	3.63%		08/15/2043	76,472,828	0.7%
53,400,000	United States Treasury Notes	3.75%		11/15/2043	62,748,129	0.5%
74,180,000	United States Treasury Notes	1.63% – 2.75%		11/30/2020 – 11/15/2047	73,466,529	0.6%

	Total US Government and Agency Obligations (Cost $1,837,118,577)				1,880,495,796	16.3%

AFFILIATED MUTUAL FUNDS
75,799,348	DoubleLine Global Bond Fund (Class I)				779,217,300	6.8%
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				461,769,648	4.0%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				49,400,000	0.4%

	Total Affiliated Mutual Funds (Cost $1,285,400,000)				1,290,386,948	11.2%

EXCHANGE TRADED FUNDS AND COMMON STOCKSµ
	Total Exchange Traded Funds and Common Stocks (Cost $11,867,203)				1,161,601	0.0%

SHORT TERM INVESTMENTS
160,036,222	First American Government Obligations Fund - Class U	2.35%	♦		160,036,222	1.4%
160,036,222	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		160,036,222	1.4%
160,036,222	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		160,036,222	1.4%
130,500,000	United States Treasury Bills	0.00%		07/11/2019	129,633,656	1.1%
55,500,000	United States Treasury Bills	0.00%		09/05/2019	54,927,934	0.5%
148,010,000	United States Treasury Bills	0.00%		11/07/2019	145,907,627	1.2%

	Total Short Term Investments (Cost $810,376,672)				810,577,883	7.0%

	Total Investments (Cost $11,484,691,599)				11,515,400,673	100.0%
	Liabilities in Excess of Other Assets				(2,123,762)	(0.0)%

	NET ASSETS				$11,513,276,911	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	25

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2019

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	16.3%
US Government and Agency Mortgage Backed Obligations	14.6%
Foreign Corporate Bonds	12.9%
US Corporate Bonds	11.5%
Affiliated Mutual Funds	11.2%
Non-Agency Residential Collateralized Mortgage Obligation	8.8%
Non-Agency Commercial Mortgage Backed Obligation	7.4%
Short Term Investments	7.0%
Bank Loans	4.1%
Collateralized Loan Obligations	2.9%
Asset Backed Obligations	2.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Municipal Bonds	0.1%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	(0.0)%	~

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	16.3%
US Government and Agency Mortgage Backed Obligations	14.6%
Affiliated Mutual Funds	11.2%
Non-Agency Residential Collateralized Mortgage Obligations	8.8%
Non-Agency Commercial Mortgage Backed Obligations	7.4%
Short Term Investments	7.0%
Banking	5.3%
Energy	3.5%
Collateralized Loan Obligations	2.9%
Telecommunications	2.2%
Asset Backed Obligations	2.0%
Utilities	1.9%
Healthcare	1.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Finance	1.2%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Transportation	1.0%
Insurance	0.9%
Consumer Products	0.8%
Media	0.8%
Technology	0.7%
Chemicals/Plastics	0.7%
Automotive	0.6%
Mining	0.6%
Electronics/Electric	0.6%
Pharmaceuticals	0.6%
Real Estate	0.5%
Business Equipment and Services	0.5%
Food Products	0.5%
Hotels/Motels/Inns and Casinos	0.5%
Aerospace & Defense	0.4%
Building and Development (including Steel/Metals)	0.4%
Leisure	0.3%
Construction	0.3%
Retailers (other than Food/Drug)	0.3%
Pulp & Paper	0.3%
Beverage and Tobacco	0.3%
Containers and Glass Products	0.2%
Food Service	0.2%
Commercial Services	0.2%
Industrial Equipment	0.2%
Food/Drug Retailers	0.2%
Diversified Manufacturing	0.2%
Financial Intermediaries	0.1%
Municipal Bonds	0.1%
Conglomerates	0.1%
Chemical Products	0.1%
Environmental Control	0.0%	~
Other Assets and Liabilities	(0.0)%	~

	100.0%

µ	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2019.

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of all such securities including those in other securities amounted to $2,394,776,026 or 20.8% of net assets.

#

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

I/F

Includes inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Includes interest only securities

P/O	Includes principal only securities

>

Includes U.S. Agency bonds that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2019.

♦	Seven-day yield as of March 31, 2019

~	Represents less than 0.05% of net assets.

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2019 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at March 31, 2019	Value at March 31, 2019	Change in Unrealized for the Year Ended March 31, 2019	Dividend Income Earned in the Year Ended March 31, 2019	Net Realized Gain (Loss) in the Year Ended March 31, 2019
DoubleLine Global Bond Fund (Class I)	$517,745,649	$283,000,000	$—	75,799,348	$779,217,300	$(21,528,349)	$7,364,422	$—
DoubleLine Infrastructure Income Fund (Class I)	456,745,448	—	—	45,674,545	461,769,648	5,024,200	14,824,147	72,623
DoubleLine Long Duration Total Return Bond Fund (Class I)	48,650,000	—	—	5,000,000	49,400,000	750,000	1,484,770	—

	$1,023,141,097	$283,000,000	$—	126,473,893	$1,290,386,948	$(15,754,149)	$23,673,339	$72,623

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	27

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 89.9%

ARGENTINA 4.9%
1,550,000	Adecoagro S.A.	6.00%		09/21/2027	1,464,750
2,350,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	2,000,437
9,650,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	8,214,563
16,145,000	Pampa Energia S.A.	7.50%		01/24/2027	14,331,917
10,365,656	Stoneway Capital Corporation	10.00%		03/01/2027	10,080,600
13,200,000	YPF S.A.	8.50%		07/28/2025	13,002,000
5,200,000	YPF S.A.	6.95%		07/21/2027	4,637,100

					53,731,367

BRAZIL 14.2%
16,300,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	16,218,500
200,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 6.98%)	8.75%	†	09/18/2019	202,302
18,700,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	†	04/15/2024	16,886,100
1,500,000	Braskem Finance Ltd.	6.45%		02/03/2024	1,636,065
4,700,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	4,165,422
7,631,000	Cosan Overseas Ltd.	8.25%	†	05/05/2019	7,802,697
4,700,000	CSN Islands Corporation	7.00%	†	06/23/2019	4,060,800
4,900,000	CSN Resources S.A.	7.63%		02/13/2023	4,936,750
11,200,000	ESAL GmBH	6.25%		02/05/2023	11,397,680
10,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50%	†	03/19/2023	9,900,100
3,555,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	3,498,831
5,000,000	JBS Investments GmbH	7.25%		04/03/2024	5,143,750
2,500,000	JBS Investments GmbH	7.00%	^	01/15/2026	2,575,000
11,700,000	JSL Europe S.A.	7.75%		07/26/2024	11,585,340
3,500,000	MARB BondCo PLC	7.00%	^	03/15/2024	3,473,785
500,000	MARB BondCo PLC	7.00%		03/15/2024	496,255
8,880,000	MARB BondCo PLC	6.88%		01/19/2025	8,692,943
3,000,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	3,105,000
11,260,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	11,216,649
4,417,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	4,080,204
11,000,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	^†Ω	04/29/2019	82,500
3,000,000	Odebrecht Finance Ltd.	7.13%	Ω	06/26/2042	457,530
14,300,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	14,199,900
3,450,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	3,610,856
3,750,000	Petrobras Global Finance B.V.	6.90%		03/19/2049	3,717,750
1,700,000	Raizen Fuels Finance S.A.	5.30%		01/20/2027	1,746,750
2,400,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	2,763,000

					157,652,459

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
CHILE 10.4%
500,000	AES Gener S.A.	5.00%		07/14/2025	509,830
9,000,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	9,213,750
4,000,000	Banco de Credito e Inversiones	4.00%		02/11/2023	4,072,047
2,500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	2,578,125
6,500,000	ECL S.A.	5.63%		01/15/2021	6,771,855
8,913,000	Embotelladora Andina S.A.	5.00%		10/01/2023	9,381,968
2,373,800	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	2,400,865
8,240,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	7,802,008
8,392,000	ENTEL Chile S.A.	4.75%		08/01/2026	8,466,403
14,600,000	Geopark Ltd.	6.50%		09/21/2024	14,709,500
7,037,085	Guanay Finance Ltd.	6.00%		12/15/2020	7,151,438
6,500,000	Inversiones CMPC S.A.	4.50%		04/25/2022	6,664,172
3,475,000	Latam Finance Ltd.	6.88%		04/11/2024	3,574,906
7,200,000	Latam Finance Ltd.	7.00%	^	03/01/2026	7,333,200
4,000,000	SACI Falabella	3.75%		04/30/2023	4,036,802
900,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	907,875
4,500,000	SUAM Finance B.V.	4.88%		04/17/2024	4,696,875
4,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	4,055,907
900,000	Transelec S.A.	4.63%		07/26/2023	928,809
2,084,000	VTR Finance B.V.	6.88%	^	01/15/2024	2,143,915
7,352,000	VTR Finance B.V.	6.88%		01/15/2024	7,563,370

					114,963,620

CHINA 1.6%
4,000,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	3,805,628
250,000	Syngenta Finance N.V.	4.38%		03/28/2042	199,851
700,000	Syngenta Finance N.V.	5.68%	^	04/24/2048	665,436
13,300,000	Syngenta Finance N.V.	5.68%		04/24/2048	12,643,287

					17,314,202

COLOMBIA 6.8%
5,700,000	AI Candelaria Spain SLU	7.50%		12/15/2028	5,956,500
900,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	927,009
6,550,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	6,525,503
1,000,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,039,500
1,545,000	Canacol Energy Ltd.	7.25%	^	05/03/2025	1,548,862
14,179,000	Canacol Energy Ltd.	7.25%		05/03/2025	14,214,448
2,200,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	2,287,670
3,500,000	Ecopetrol S.A.	5.88%		09/18/2023	3,831,625
2,000,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	2,165,000
1,500,000	Gilex Holding Sarl	8.50%	^	05/02/2023	1,595,625
4,568,000	Gilex Holding Sarl	8.50%		05/02/2023	4,859,210
400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	^	02/15/2025	383,500
11,300,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	10,833,875
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	202,600
4,000,000	Millicom International Cellular S.A.	6.00%		03/15/2025	4,115,000
800,000	Millicom International Cellular S.A.	6.63%	^	10/15/2026	841,000

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
800,000	Millicom International Cellular S.A.	6.63%		10/15/2026	841,000
6,700,000	Millicom International Cellular S.A.	5.13%		01/15/2028	6,465,500
5,100,000	Millicom International Cellular S.A.	6.25%	^	03/25/2029	5,201,031
1,100,000	Tecnoglass, Inc.	8.20%		01/31/2022	1,160,500

					74,994,958

COSTA RICA 0.2%
1,731,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	1,741,819
606,000	Banco Nacional de Costa Rica	5.88%		04/25/2021	609,787

					2,351,606

DOMINICAN REPUBLIC 1.8%
7,500,000	AES Andres B.V.	7.95%	^	05/11/2026	7,996,875
5,247,000	AES Dominicana	7.95%		05/11/2026	5,594,614
1,800,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,854,000
4,000,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,120,000

					19,565,489

GUATEMALA 1.1%
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,562,500
4,783,000	Comcel Trust	6.88%		02/06/2024	4,983,288
3,323,000	Energuate Trust	5.88%		05/03/2027	3,274,019
1,000,000	Industrial Senior Trust	5.50%		11/01/2022	1,016,250

					11,836,057

HONG KONG 0.7%
7,600,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	7,598,723

					7,598,723

INDIA 12.8%
2,000,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	2,008,845
17,964,000	Bharti Airtel Ltd.	5.13%		03/11/2023	18,576,529
10,000,000	Bharti Airtel Ltd.	4.38%		06/10/2025	9,863,350
19,195,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	19,379,256
21,825,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	23,610,471
25,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	24,500,545
17,000,000	Reliance Holdings, Inc.	5.40%		02/14/2022	17,844,601
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	627,480
9,500,000	UPL Corporation	3.25%		10/13/2021	9,390,626
4,300,000	Vedanta Resources PLC	7.13%		05/31/2023	4,221,525
13,100,000	Vedanta Resources PLC	6.13%		08/09/2024	12,005,139

					142,028,367

INDONESIA 4.3%
13,550,000	Freeport-McMoRan Copper & Gold, Inc.	5.40%		11/14/2034	12,398,250
8,800,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	7,744,088
9,000,000	LLPL Capital Pte Ltd.	6.88%	^	02/04/2039	9,756,538
3,980,000	Minejesa Capital B.V.	4.63%		08/10/2030	3,871,955
6,200,000	Minejesa Capital B.V.	5.63%		08/10/2037	6,175,572
196,600	Star Energy Geothermal Wayang Windu Ltd.	6.75%	^	04/24/2033	197,561

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,864,000	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	7,902,455

					48,046,419

ISRAEL 0.4%
1,300,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	1,326,752
2,320,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,373,818
1,000,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	1,057,500

					4,758,070

JAMAICA 0.5%
19,500,000	Digicel Group Two Ltd. (7.13% Cash + 2.00% PIK)	9.13%	^	04/01/2024	5,362,500

					5,362,500

MALAYSIA 2.4%
17,000,000	Gohl Capital Ltd.	4.25%		01/24/2027	16,927,862
8,000,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,024,640
2,000,000	Petronas Capital Ltd.	3.50%		03/18/2025	2,039,136

					26,991,638

MEXICO 12.9%
16,472,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†	01/10/2028	16,554,360
2,444,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.45%)	5.75%		10/04/2031	2,330,965
3,000,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	2,992,530
6,450,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	6,619,313
19,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	17,541,750
2,111,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	2,035,215
22,158,150	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	21,820,238
5,800,000	Controladora Mabe S.A. de C.V.	5.60%		10/23/2028	5,901,500
9,000,000	Credito Real S.A.B. de C.V.	9.50%	^	02/07/2026	9,508,950
5,283,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	5,144,321
200,000	El Puerto de Liverpool S.A.B. de C.V.	3.88%		10/06/2026	191,500
5,700,000	Fresnillo PLC	5.50%		11/13/2023	6,020,682
4,900,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	5,061,700
8,500,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	6,035,000
7,104,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	5,043,840
2,200,000	Mexichem S.A.B. de C.V.	5.88%		09/17/2044	2,183,236
6,635,997	Mexico Generadora de Energia	5.50%		12/06/2032	6,702,423
5,400,000	Petroleos Mexicanos	6.50%		06/02/2041	4,901,526
1,000,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	943,750

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	29

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
17,533,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	01/29/2025	15,297,718

					142,830,517

PANAMA 5.4%
200,000	Aeropuerto Internacional de Tocumen S.A.	5.63%		05/18/2036	212,000
1,700,000	Banco General S.A.	4.13%		08/07/2027	1,676,625
4,000,000	Banistmo S.A.	3.65%	^	09/19/2022	3,950,000
4,600,000	C&W Senior Financing DAC	7.50%	^	10/15/2026	4,749,500
800,000	C&W Senior Financing DAC	7.50%		10/15/2026	826,000
15,743,000	C&W Senior Financing DAC	6.88%		09/15/2027	15,861,073
7,765,512	ENA Norte Trust	4.95%		04/25/2023	7,940,236
1,500,000	Global Bank Corporation	4.50%	^	10/20/2021	1,517,250
2,800,000	Global Bank Corporation	4.50%		10/20/2021	2,832,200
11,104,119	Panama Metro Line SP	0.00%	^	12/05/2022	10,243,550
11,104,119	Panama Metro Line SP	0.00%		12/05/2022	10,243,550

					60,051,984

PARAGUAY 0.3%
2,500,000	Telefonica Celular del Paragu	5.88%	^	04/15/2027	2,546,875
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	410,000

					2,956,875

PERU 2.6%
3,900,000	Ajecorp B.V.	6.50%		05/14/2022	3,280,875
2,100,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	2,202,375
2,000,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	2,004,000
200,000	Inkia Energy Ltd.	5.88%	^	11/09/2027	196,002
10,300,000	Inkia Energy Ltd.	5.88%		11/09/2027	10,094,103
1,700,000	Nexa Resources S.A.	5.38%		05/04/2027	1,751,850
4,700,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	4,623,625
5,000,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	5,100,000

					29,252,830

PHILIPPINES 1.4%
2,000,000	BDO Unibank, Inc.	2.63%		10/24/2021	1,974,441
13,500,000	BDO Unibank, Inc.	2.95%		03/06/2023	13,300,366

					15,274,807

SINGAPORE 5.0%
15,619,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	15,279,943
21,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	20,793,907
6,500,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	6,236,672
13,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	13,028,574

					55,339,096

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
THAILAND 0.2%
1,850,000	PTTEP Treasury Center Company Ltd. (5 Year CMT Rate + 2.72%)	4.60%	†	07/17/2022	1,840,711

					1,840,711

	Total Foreign Corporate Bonds (Cost $1,014,075,854)				994,742,295

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 8.4%

ARGENTINA 2.6%
13,400,000	Argentine Republic Government International Bond	6.88%		01/26/2027	10,882,475
5,200,000	Argentine Republic Government International Bond	5.88%		01/11/2028	4,004,650
4,200,000	Argentine Republic Government International Bond	6.63%		07/06/2028	3,316,992
15,200,000	Provincia de Buenos Aires	7.88%		06/15/2027	11,134,000

					29,338,117

CHILE 0.3%
3,000,000	Chile Government International Bond	3.13%		03/27/2025	3,049,380

					3,049,380

COLOMBIA 0.2%
1,100,000	Colombia Government International Bond	4.50%		03/15/2029	1,163,250
1,200,000	Colombia Government International Bond	5.20%		05/15/2049	1,292,760

					2,456,010

COSTA RICA 1.5%
15,808,000	Costa Rica Government International Bond	10.00%		08/01/2020	16,637,920

					16,637,920

INDONESIA 2.0%
13,500,000	Perusahaan Penerbit	4.15%	^	03/29/2027	13,662,000
7,900,000	Perusahaan Penerbit	4.15%		03/29/2027	7,994,800

					21,656,800

ISRAEL 0.2%
2,000,000	Israel Government International Bond	2.88%		03/16/2026	2,001,410

					2,001,410

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PANAMA 0.8%
8,500,000	Panama Government International Bond	4.00%		09/22/2024	8,899,500

					8,899,500

PHILIPPINES 0.8%
9,000,000	Philippine Government International Bond	4.20%		01/21/2024	9,503,082

					9,503,082

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $100,517,970)				93,542,219

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.2%
228,497	Frontera Energy Corporation				1,956,098

	Total Exchange Traded Funds and Common Stocks (Cost $20,010,064)				1,956,098

SHORT TERM INVESTMENTS 0.3%
1,210,520	First American Government Obligations Fund Class - U	2.35%	♦		1,210,520
1,210,520	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		1,210,520
1,210,520	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		1,210,520

	Total Short Term Investments (Cost $3,631,560)				3,631,560

	Total Investments 98.8% (Cost $1,138,235,448)				1,093,872,172
	Other Assets in Excess of Liabilities 1.2%				13,596,438

	NET ASSETS 100.0%				$1,107,468,610

INVESTMENT BREAKDOWN as a % of Net Assets:
Energy	18.4%
Banking	18.2%
Utilities	11.5%
Telecommunications	9.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	8.4%
Transportation	6.6%
Consumer Products	6.1%
Finance	5.7%
Mining	4.0%
Chemicals/Plastics	2.1%
Building and Development (including Steel/Metals)	1.8%
Hotels/Motels/Inns and Casinos	1.5%
Chemical Products	1.4%
Containers and Glass Products	1.1%
Conglomerates	1.0%
Pulp & Paper	0.8%
Retailers (other than Food/Drug)	0.4%
Short Term Investments	0.3%
Construction	0.0%	~
Other Assets and Liabilities	1.2%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Brazil	14.2%
Mexico	12.9%
India	12.8%
Chile	10.7%
Argentina	7.5%
Colombia	7.2%
Indonesia	6.3%
Panama	6.2%
Singapore	5.0%
Peru	2.6%
Malaysia	2.4%
Philippines	2.2%
Dominican Republic	1.8%
Costa Rica	1.7%
China	1.6%
Guatemala	1.1%
Hong Kong	0.7%
Israel	0.6%
Jamaica	0.5%
United States	0.3%
Paraguay	0.3%
Thailand	0.2%
Other Assets and Liabilities	1.2%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $155,086,067 or 14.0% of net assets.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

♦	Seven-day yield as of March 31, 2019

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	31

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.7%

	Citi Held For Asset Issuance,
73,131	Series 2015-PM1-C	5.01%	^	12/15/2021	73,166

	MarketPlace Loan Trust,
1,070	Series 2015-CB1-A	4.00%	^	07/15/2021	1,070

	Marlette Funding Trust,
18,207	Series 2017-2A-A	2.39%	^	07/15/2024	18,203

	SoFi Consumer Loan Program Trust,
329,607	Series 2017-2-A	3.28%	^	02/25/2026	330,571
392,094	Series 2017-3-A	2.77%	^	05/25/2026	390,931
454,101	Series 2017-5-A1	2.14%	^	09/25/2026	452,959
185,300	Series 2017-6-A1	2.20%	^	11/25/2026	184,808

	Westlake Automobile Receivables Trust,
55,864	Series 2018-3A-A1	2.53%	^	09/16/2019	55,853

	Total Asset Backed Obligations (Cost $1,508,714)				1,507,561

COLLATERALIZED LOAN OBLIGATIONS 0.6%

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-SUB	6.81%	#^@	01/17/2028	312,654

	Cent Ltd.,
1,000,000	Series 2013-18A-SUB	7.58%	#^@	07/23/2025	6,290

	Wind River Ltd.,
1,000,000	Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	9.53%	^	10/18/2030	977,727

	Total Collateralized Loan Obligations (Cost $1,731,370)				1,296,671

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 6.9%

	Adjustable Rate Mortgage Trust,
166,868	Series 2006-1-2A1	4.50%	#	03/25/2036	135,076

	Alternative Loan Trust,
390,584	Series 2005-55CB-1A1	5.50%		11/25/2035	373,056
297,362	Series 2005-J8-1A5	5.50%		07/25/2035	277,654
455,035	Series 2006-OA7-1A2 (12 Month US Treasury Average + 0.94%, 0.94% Floor)	3.34%		06/25/2046	415,169
376,393	Series 2007-HY4-4A1	3.86%	#	06/25/2037	350,967

	Banc of America Alternative Loan Trust,
357,362	Series 2006-7-A4	6.00%	ß	10/25/2036	199,196

	BCAP LLC Trust,
31,564	Series 2007-AA2-2A5	6.00%		04/25/2037	25,072
2,572,283	Series 2009-RR4-1A2	6.50%	#^	06/26/2037	1,292,878

	ChaseFlex Trust,
192,165	Series 2007-M1-2F4	4.25%	ß	08/25/2037	185,917

	CIM Trust,
910,000	Series 2017-3RR-B2	10.09%	#^Þ	01/27/2057	1,042,150

	Citicorp Mortgage Securities, Inc.,
931	Series 2007-2-3A1	5.50%		02/25/2037	929

	Citigroup Mortgage Loan Trust, Inc.,
68,467	Series 2009-7-2A2	5.50%	^	10/25/2021	67,017

	CitiMortgage Alternative Loan Trust,
181,224	Series 2007-A6-1A11	6.00%		06/25/2037	176,862

	Countrywide Alternative Loan Trust,
296,087	Series 2005-48T1-A2	5.50%		11/25/2035	260,848
555,350	Series 2006-15CB-A1	6.50%		06/25/2036	421,537
76,812	Series 2006-32CB-A16	5.50%		11/25/2036	62,037
719,693	Series 2006-J1-2A1	7.00%		02/25/2036	245,629
15,085	Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	18.47%	I/F	08/25/2037	23,413

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
10,530	Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	18.46%	I/F	09/25/2037	14,344

	Countrywide Home Loans,
163,470	Series 2007-10-A5	6.00%		07/25/2037	133,270
9,032	Series 2007-4-1A5	6.50%		05/25/2037	7,223

	Credit Suisse First Boston Mortgage Securities Corporation,
94,312	Series 2005-8-1A3	5.25%		09/25/2035	86,677

	Credit Suisse Mortgage Capital Certificates,
34,820	Series 2006-9-4A1	6.00%		11/25/2036	22,451
142,327	Series 2010-7R-4A17	6.00%	#^	04/26/2037	141,229

	Deutsche Mortgage Securities, Inc.,
72,346	Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.65%	^ I/F	04/15/2036	70,041
257,701	Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.65%	^ I/F	04/15/2036	236,273

	First Horizon Alternative Mortgage Securities,
37,606	Series 2007-FA2-1A3	6.00%		04/25/2037	26,152

	GreenPoint Mortgage Funding Trust,
1,170,702	Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap)	2.75%		08/25/2045	837,392

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	129,545

	GSR Mortgage Loan Trust,
78,623	Series 2006-2F-2A20 (-1 x 1 Month LIBOR USD + 11.10%, 5.00% Floor, 11.10% Cap)	8.61%	I/F	02/25/2036	80,167

	HarborView Mortgage Loan Trust,
460,604	Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.66%		01/25/2047	428,684
506,944	Series 2007-3-1A1A (1 Month LIBOR USD + 0.20%)	2.68%		05/19/2047	486,466

	JP Morgan Alternative Loan Trust,
24,220	Series 2005-S1-2A11	6.00%		12/25/2035	22,591
370,397	Series 2006-S1-1A3	5.50%		03/25/2036	301,940

	JP Morgan Mortgage Acquisition Trust,
123,709	Series 2006-CH2-AF3	5.46%	ß	09/25/2029	97,549

	Lehman Mortgage Trust,
63,685	Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.91%	I/F I/O	08/25/2036	9,036
3,980	Series 2006-4-1A4	6.00%		08/25/2036	3,786
779,446	Series 2007-10-2A1	6.50%		01/25/2038	513,312
38,603	Series 2007-5-11A1	5.19%	#	06/25/2037	30,108
980,312	Series 2007-5-1A3	5.75%		06/25/2037	963,479

	Lehman XS Trust,
143,059	Series 2005-1-3A3A	5.11%		07/25/2035	140,077

	MASTR Resecuritization Trust,
216,389	Series 2008-4-A1	6.00%	#^	06/27/2036	191,733

	Morgan Stanley Mortgage Loan Trust,
1,458,697	Series 2006-8AR-1A4 (1 Month LIBOR USD + 0.50%, 0.25% Floor)	2.99%		06/25/2036	718,260
231,362	Series 2007-13-6A1	6.00%		10/25/2037	187,092

	Residential Accredit Loans, Inc.,
161,786	Series 2006-QS10-A9	6.50%		08/25/2036	152,145
2,825	Series 2006-QS13-1A8	6.00%		09/25/2036	2,512
152,047	Series 2006-QS2-1A4	5.50%		02/25/2036	133,574
31,779	Series 2006-QS7-A4 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	2.89%		06/25/2036	24,324

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
95,337	Series 2006-QS7-A5 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.11%	I/F I/O	06/25/2036	12,225
57,113	Series 2006-QS8-A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor)	2.94%		08/25/2036	42,394
171,338	Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.06%	I/F I/O	08/25/2036	20,765

	Residential Asset Mortgage Products, Inc.,
204,338	Series 2004-RS2-MII1 (1 Month LIBOR USD + 0.87%, 0.58% Floor, 14.00% Cap)	3.36%		02/25/2034	201,296

	Residential Asset Securitization Trust,
17,650	Series 2005-A12-A12	5.50%		11/25/2035	15,961
431,057	Series 2006-A16-1A3	6.00%		02/25/2037	310,689
617,529	Series 2006-A9CB-A6	6.00%		09/25/2036	357,074
365,837	Series 2007-A1-A8	6.00%		03/25/2037	218,455
283,309	Series 2007-A5-2A5	6.00%		05/25/2037	243,838

	VOLT LLC,
1,928,143	Series 2018-NPL5-A1A	4.21%	^§	08/25/2048	1,938,199

	Washington Mutual Mortgage Pass-Through Certificates,
247,933	Series 2006-8-A6	4.48%	ß	10/25/2036	143,148

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $15,949,750)				15,250,883

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 3.1%

	Federal Home Loan Mortgage Corporation,
46,533	Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	3.95%	I/F I/O	01/15/2037	7,273
92,038	Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.57%	I/F I/O	08/15/2037	13,030
35,694	Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	3.91%	I/F I/O	11/15/2037	3,832
110,252	Series 3384-SG (-1 x 1 Month LIBOR USD + 6.31%, 6.31% Cap)	3.83%	I/F I/O	08/15/2036	16,164
48,688	Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	3.70%	I/F I/O	02/15/2038	5,447
58,032	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.17%	I/F I/O	03/15/2038	5,746
537,595	Series 3423-TG (-1 x 1 Month LIBOR USD + 6.00%, 0.35% Cap)	0.35%	I/F I/O	03/15/2038	4,792
58,720	Series 3500-SA (-1 x 1 Month LIBOR USD + 5.52%, 5.52% Cap)	3.04%	I/F I/O	01/15/2039	5,423
171,881	Series 3523-SM (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.52%	I/F I/O	04/15/2039	24,190
14,192	Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.47%	I/F I/O	08/15/2039	1,093
153,339	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	1.97%	I/F I/O	09/15/2040	11,411
136,659	Series 3758-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	3.55%	I/F I/O	11/15/2040	18,702
78,718	Series 3779-DZ	4.50%	>	12/15/2040	83,568
164,918	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.37%	I/F I/O	02/15/2041	21,606

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
60,017	Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	3.49%	I/F I/O	07/15/2041	7,551
478,319	Series 3923-CZ	5.00%	>	09/15/2041	539,206
598,474	Series 4183-Z	3.00%	>	03/15/2043	579,149
1,166,294	Series 4210-Z	3.00%	>	05/15/2043	1,101,414

	Federal National Mortgage Association,
78,988	Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.09%	I/F I/O	10/25/2036	13,412
40,827	Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	3.83%	I/F I/O	01/25/2037	6,779
282,955	Series 2007-39-AI (-1 x 1 Month LIBOR USD + 6.12%, 6.12% Cap)	3.63%	I/F I/O	05/25/2037	44,385
125,111	Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.13%	I/F I/O	10/25/2036	17,253
8,429	Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.26%	I/F I/O	07/25/2039	1,214
120,797	Series 2009-86-CI (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	3.31%	I/F I/O	09/25/2036	11,929
43,317	Series 2009-90-IA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.26%	I/F I/O	03/25/2037	5,064
45,135	Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	3.23%	I/F I/O	04/25/2037	4,754
213,886	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	3.18%	I/F I/O	05/25/2040	22,473
98,297	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	3.91%	I/F I/O	11/25/2040	9,274
395,432	Series 2012-30-DZ	4.00%	>	04/25/2042	417,294
1,190,986	Series 2013-53-ZC	3.00%	>	06/25/2043	1,145,381
1,112,242	Series 2013-55-VZ	3.00%	>	06/25/2043	1,076,903
573,602	Series 2014-58-VZ	3.00%	>	09/25/2044	542,910
576,697	Series 2015-9-ZA	3.50%	>	03/25/2045	588,837

	Government National Mortgage Association,
20,651	Series 2009-6-SM (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.46%	I/F I/O	02/20/2038	2,531
353,254	Series 2011-45-GZ	4.50%		03/20/2041	372,078
197,240	Series 2011-7-LS (-2 x 1 Month LIBOR USD + 9.88%, 9.88% Cap)	4.90%	I/F	12/20/2040	209,150

	Total US Government and Agency Mortgage Backed Obligations (Cost $6,685,072)				6,941,218

REAL ESTATE INVESTMENT TRUSTS 2.1%
200,000	Annaly Capital Management, Inc.				1,998,000
148,747	Chimera Investment Corporation				2,787,519

	Total Real Estate Investment Trusts (Cost $3,929,624)				4,785,519

AFFILIATED MUTUAL FUNDS 28.7%
882,076	DoubleLine Core Fixed Income Fund (Class I)				9,552,886
1,011,049	DoubleLine Flexible Income Fund (Class I)				9,756,624
965,918	DoubleLine Low Duration Bond Fund (Class I)				9,630,203

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	33

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	March 31, 2019

SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
3,300,984	DoubleLine Total Return Bond Fund (Class I)			34,759,366

	Total Affiliated Mutual Funds (Cost $66,150,315)			63,699,079

EXCHANGE TRADED FUNDS AND COMMON STOCKS 26.7%
89,000	Energy Select Sector SPDR Fund			5,884,680
95,500	iShares Core MSCI Emerging Markets ETF			4,938,305
109,000	iShares MSCI Australia Index ETF			2,345,680
25,500	iShares MSCI Brazil ETF			1,045,245
139,000	iShares MSCI Canada Index Fund			3,841,960
36,000	iShares MSCI Hong Kong Index ETF			943,560
173,000	iShares MSCI Japan ETF			9,466,560
34,000	iShares MSCI Singapore Capped ETF			806,820
37,000	iShares MSCI Sweden Capped ETF			1,118,140
220,000	SPDR Blackstone ETF			10,131,000
181,000	SPDR EURO STOXX 50 ETF			6,620,980
62,000	SPDR S&P Metals & Mining ETF			1,840,160
92,500	SPDR S&P Oil & Gas Exploration & Production ETF			2,843,450
100,000	Transocean Ltd.*			871,000
43,000	Utilities Select Sector SPDR Fund			2,501,310
95,500	VanEck Vectors Russia ETF			1,967,300
35,000	Vanguard Global ex-U.S. Real Estate ETF			2,084,950

	Total Exchange Traded Funds and Common Stocks (Cost $62,357,572)			59,251,100

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 29.5%
19,197,103	First American Government Obligations Fund - Class U	2.35%	♦		19,197,103
19,197,103	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		19,197,103
19,197,103	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		19,197,103
1,000,000	United States Treasury Bills	0.00%	‡		998,872
7,000,000	United States Treasury Bills	0.00%	‡	06/20/2019	6,963,302

	Total Short Term Investments (Cost $65,554,400)				65,553,483

	Total Investments 98.3% (Cost $223,866,817)				218,285,514
	Other Assets in Excess of Liabilities 1.7%				3,808,887

	NET ASSETS 100.0%				$222,094,401

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	29.5%
Affiliated Mutual Funds	28.7%
Exchange Traded Funds and Common Stocks	26.7%
Non-Agency Residential Collateralized Mortgage Obligations	6.9%
US Government and Agency Mortgage Backed Obligations	3.1%
Real Estate Investment Trusts	2.1%
Asset Backed Obligations	0.7%
Collateralized Loan Obligations	0.6%
Other Assets and Liabilities	1.7%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $7,783,752 or 3.5% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Interest only security

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2019.

Þ	Value determined using significant unobservable inputs.

‡	All or a portion of this security has been pledged as collateral in connection with swaps.

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2019.

*	Non-income producing security

♦	Seven-day yield as of March 31, 2019

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/Unrealized Appreciation (Depreciation)
E-mini S&P 500 Future	Long	119	06/21/2019	16,884,910	$289,593
CBT 5-Year US Treasury Note Future	Long	166	06/28/2019	19,227,469	205,868
Ultra 10-Year US Treasury Note Future	Long	41	06/19/2019	5,444,031	116,191
FTSE 100 Index Future	Long	63	06/21/2019	5,917,379	113,306
MSCI Emerging Markets Index Future	Long	212	06/21/2019	11,208,440	43,215
E-mini Russell 2000 Future	Long	59	06/17/2019	4,554,210	(27,723)
U.S. Dollar Index Future	Short	(114)	06/21/2019	(11,040,330)	(55,240)

					$685,210

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/28/2019	44,000,000	$2,601,869
Long Commodity Basket Swap	Morgan Stanley	Long	0.19%	Termination	04/04/2019	4,230,000	48,059
Short Commodity Basket Swap	Morgan Stanley	Short	(0.22)%	Termination	04/04/2019	(4,230,000)	44,211

							$2,694,139

Total Swap Agreements							$2,694,139

¤

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2019, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At March 31, 2019, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
Morgan Stanley Cocoa Roll	MSCYCC0	0.22	$80	16.8%
Morgan Stanley Brent Oil Roll	MSCYCO0	0.19	79	16.8%
Morgan Stanley Zinc Roll	MSCYLX0	0.12	79	16.7%
Morgan Stanley RBOB Roll	MSCYXB0	0.18	79	16.6%
Morgan Stanley Copper Roll	MSCYLP0	0.16	78	16.6%
Morgan Stanley Heating Oil Roll	MSCYHO0	0.18	78	16.5%

			$473	100.0%

Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At March 31, 2019, all constituents and their weightings were as follows:
Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
Morgan Stanley Cotton Roll	MSCYCT0	0.13	$77	17.1%
Morgan Stanley Soybeans Roll	MSCYSY0	0.20	76	16.9%
Morgan Stanley Natural Gas Roll	MSCYNG0	0.37	76	16.7%
Morgan Stanley Kansas Wheat Roll	MSCYKW0	0.43	75	16.6%
Morgan Stanley Coffee (Arabica) Roll	MSCYKC0	0.42	75	16.4%
Morgan Stanley Corn Roll	MSCYCN0	0.26	74	16.3%

			$453	100.0%

d

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	35

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	March 31, 2019

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Sold		Value	Currency to be Purchased		Value	Unrealized Appreciation (Depreciation)
06/28/2019	RBC	7,682,213	USD	$7,682,213	850,000,000	JPY	$7,724,825	$42,612
06/28/2019	Goldman Sachs	3,833,815	USD	3,833,815	424,000,000	JPY	3,853,325	19,510
06/28/2019	RBC	6,012,500	USD	6,012,500	5,300,000	EUR	5,991,569	(20,931)
06/28/2019	Goldman Sachs	6,242,059	USD	6,242,059	4,700,000	GBP	6,149,588	(92,471)

				$23,770,587			$23,719,307	$(51,280)

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	US Dollar

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the year ended March 31, 2019 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at March 31, 2019	Value at March 31, 2019	Change in Unrealized for the Year Ended March 31, 2019	Dividend Income Earned in the Year Ended March 31, 2019	Net Realized Gain (Loss) in the Year Ended March 31, 2019
DoubleLine Total Return Bond Fund (Class I)	$34,594,317	$—	$—	3,300,984	$34,759,366	$165,049	$1,287,230	$—
DoubleLine Flexible Income Fund (Class I)	9,918,392	—	—	1,011,049	9,756,624	(161,768)	445,423	—
DoubleLine Low Duration Bond Fund (Class I)	9,630,202	—	—	965,918	9,630,203	1	295,864	—
DoubleLine Core Fixed Income Fund (Class I)	9,535,245	—	—	882,076	9,552,886	17,641	325,860	—

	$63,678,156	$—	$—	6,160,027	$63,699,079	$20,923	$2,354,377	$—

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Bond Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 7.7%

	Access Group, Inc.,
7,432,665	Series 2007-A-B (3 Month LIBOR USD + 0.55%, 0.55% Floor)	3.20%		02/25/2037	7,208,464

	Avant Loans Funding Trust,
424,617	Series 2016-B-C	10.60%	^	04/15/2022	425,969
20,000,000	Series 2019-A-A	3.48%	^	07/15/2022	20,063,080

	CLUB Credit Trust,
12,069,499	Series 2018-2-PT	12.65%	#^	02/15/2041	12,111,412

	Commonbond Student Loan Trust,
4,882,397	Series 2017-BGS-A1	2.68%	^	09/25/2042	4,813,883

	Consumer Loan Underlying Bond Credit Trust,
9,272,055	Series 2018-P1-A	3.39%	^	07/15/2025	9,280,768
12,099,909	Series 2018-P2-A	3.47%	^	10/15/2025	12,119,576

	Credit Acceptance Auto Loan Trust,
14,000,000	Series 2017-2A-A	2.55%	^	02/17/2026	13,951,080

	DRB Prime Student Loan Trust,
6,169,928	Series 2016-R-A1 (1 Month LIBOR USD + 1.90%)	4.39%	^	10/25/2044	6,219,818

	Earnest Student Loan Program,
4,883,263	Series 2016-A-A2	2.50%	^	04/25/2033	4,837,304
9,902,639	Series 2017-A-A2	2.65%	^	01/25/2041	9,810,270

	Flagship Credit Auto Trust,
4,534,463	Series 2016-3-B	2.43%	^	06/15/2021	4,530,041
12,750,000	Series 2016-4-B	2.41%	^	10/15/2021	12,722,406
15,000,000	Series 2017-1-B	2.83%	^	03/15/2023	14,991,326

	Foundation Finance Trust,
10,500,000	Series 2019-1A-A	3.86%	^	11/15/2034	10,549,529

	GLS Auto Receivables Issuer Trust,
9,123,306	Series 2019-1A-A	3.37%	^	01/17/2023	9,136,130

	Hilton Grand Vacations Trust,
3,661,435	Series 2018-AA-A	3.54%	^	02/25/2032	3,715,165

	Invitation Homes Trust,
30,302,956	Series 2017-SFR2-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	3.33%	^	12/17/2036	30,216,929
19,626,319	Series 2018-SFR1-A (1 Month LIBOR USD + 0.70%)	3.18%	^	03/17/2037	19,393,011

	Jimmy Johns Funding LLC,
3,321,420	Series 2017-1A-A2I	3.61%	^	07/30/2047	3,329,486

	Kabbage Funding LLC,
15,750,000	Series 2019-1-A	3.83%	^	03/15/2024	15,856,774

	Mariner Finance Issuance Trust,
8,782,833	Series 2017-AA-A	3.62%	^	02/20/2029	8,803,154

	Marlette Funding Trust,
464,276	Series 2017-2A-A	2.39%	^	07/15/2024	464,173
14,152,947	Series 2018-3A-A	3.20%	^	09/15/2028	14,162,365
9,000,000	Series 2019-1A-A	3.44%	^	04/16/2029	9,031,239

	OneMain Financial Issuance Trust,
633,745	Series 2015-1A-A	3.19%	^	03/18/2026	634,653
31,250,000	Series 2017-1A-A1	2.37%	^	09/14/2032	31,015,259

	Prosper Marketplace Issuance Trust,
12,309,172	Series 2019-1A-A	3.54%	^	04/15/2025	12,332,274
10,575,615	Series 2018-2A-A	3.35%	^	10/15/2024	10,591,195

	SCF Equipment Leasing LLC,
2,639,072	Series 2017-1A-A	3.77%	^	01/20/2023	2,660,185
6,113,842	Series 2017-2A-A	3.41%	^	12/20/2023	6,129,962

	Sierra Timeshare Receivables Funding LLC,
5,035,123	Series 2016-2A-A	2.33%	^	07/20/2033	4,967,339

	SoFi Consumer Loan Program LLC,
470,873	Series 2016-1-A	3.26%	^	08/25/2025	472,345

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SoFi Consumer Loan Program LLC, (Cont.)
2,014,093	Series 2016-3-A	3.05%	^	12/26/2025	2,015,074
5,000,000	Series 2017-6-A2	2.82%	^	11/25/2026	4,981,521
2,050,637	Series 2016-2-A	3.09%	^	10/27/2025	2,053,111
4,706,066	Series 2017-1-A	3.28%	^	01/26/2026	4,723,433
3,296,072	Series 2017-2-A	3.28%	^	02/25/2026	3,305,711
3,920,936	Series 2017-3-A	2.77%	^	05/25/2026	3,909,316
3,784,173	Series 2017-5-A1	2.14%	^	09/25/2026	3,774,655
4,500,000	Series 2017-5-A2	2.78%	^	09/25/2026	4,487,453
1,852,997	Series 2017-6-A1	2.20%	^	11/25/2026	1,848,084
6,086,614	Series 2018-1-A1	2.55%	^	02/25/2027	6,071,206
10,516,899	Series 2018-3-A1	3.20%	^	08/25/2027	10,525,779
9,509,003	Series 2019-1-A	3.24%	^	02/25/2028	9,549,734

	SoFi Professional Loan Program,
386,003	Series 2014-A-A2	3.02%	^	10/25/2027	386,098
6,686,305	Series 2015-C-A2	2.51%	^	08/25/2033	6,588,771
4,019,085	Series 2016-A-A2	2.76%	^	12/26/2036	3,993,809
5,000,000	Series 2017-A-A2B	2.40%	^	03/26/2040	4,912,926
4,216,004	Series 2017-B-A1FX	1.83%	^	05/25/2040	4,204,712
2,902,165	Series 2017-C-A2A	1.75%	^	07/25/2040	2,884,890
5,367,910	Series 2019-A-A1FX	3.18%	^	06/15/2048	5,387,520
4,659,686	Series 2018-D-A1FX	3.12%	^	02/25/2048	4,673,633

	SpringCastle America Funding LLC,
13,968,389	Series 2016-AA-A	3.05%	^	04/25/2029	13,968,213

	Springleaf Funding Trust,
1,254,797	Series 2015-AA-A	3.16%	^	11/15/2024	1,254,926
12,869,639	Series 2016-AA-A	2.90%	^	11/15/2029	12,852,714
25,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	24,814,033

	Spruce Asset Backed Securities Trust,
350,221	Series 2016-E1-A	4.32%	^	06/15/2028	355,107

	TAL Advantage LLC,
1,563,333	Series 2013-2A-A	3.55%	^	11/20/2038	1,562,678

	Upgrade Receivables Trust,
1,850,800	Series 2018-1A-A	3.76%	^	11/15/2024	1,856,294
18,025,000	Series 2019-1A-A	3.48%	^	03/15/2025	18,073,444

	Wachovia Student Loan Trust,
279,751	Series 2006-1-A5 (3 Month LIBOR USD + 0.12%, 0.12% Floor)	2.89%	^	07/26/2027	279,728

	Westlake Automobile Receivables Trust,
7,626,421	Series 2016-3A-C	2.46%	^	01/18/2022	7,621,932
20,000,000	Series 2017-2A-C	2.59%	^	12/15/2022	19,917,986
12,000,000	Series 2018-2A-B	3.20%	^	01/16/2024	12,041,004

	Total Asset Backed Obligations (Cost $531,860,111)				531,422,059

BANK LOANS 4.7%

	AECOM Technology Corporation,
5,675,733	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%		03/13/2025	5,579,955

	Allison Transmission, Inc.,
4,806,659	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 1.00% Floor)	4.24%		09/23/2022	4,831,702

	American Airlines, Inc.,
4,949,495	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%		04/28/2023	4,862,879
2,793,622	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.48%		12/15/2023	2,745,432

	Aramark Services, Inc.,
4,532,163	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%		03/28/2024	4,504,562

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	37

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Aramark Services, Inc., (Cont.)
6,217,202	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	03/11/2025	6,177,381

	Ashland LLC,
	Senior Secured First Lien Term Loan
3,325,675	(1 Month LIBOR USD + 1.75%)	4.24%	05/17/2024	3,318,408
1,565,023	(1 Month LIBOR USD + 1.75%)	4.25%	05/17/2024	1,561,604

	Axalta Coating Systems Dutch Holding B B.V.,
8,586,843	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.35%	05/31/2024	8,417,811

	Burger King Restaurant Brands, Guaranteed
	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)
4,591,940	(1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.75%	02/16/2024	4,526,873
5,612,372	(1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.74%	02/16/2024	5,532,844

	Berry Global Group, Inc.,
3,255,122	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.00%)	4.61%	10/01/2022	3,239,025

	Cabot Microelectronics Corporation,
3,672,923	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%	11/14/2025	3,668,332

	Charter Communications Operating, LLC.,
8,551,251	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	04/30/2025	8,504,775

	Ciena Corporation,
992,513	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%	09/26/2025	992,924

	Crown Americas LLC,
1,483,783	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.48%	04/03/2025	1,488,954

	CSC Holdings, LLC,
8,715,149	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.73%	07/17/2025	8,481,714
680,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.73%	01/15/2026	661,810

	Dell International L.L.C.,
8,529,731	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.75% Floor)	4.50%	09/07/2023	8,443,751

	ESH Hospitality, Inc.,
8,524,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	08/30/2023	8,482,176

	First Data Corporation,
11,207,997	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%	04/26/2024	11,188,215

	Global Payments Inc.,
7,569,467	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	04/21/2023	7,506,791

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Gray Television, Inc.,
4,758,075	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.98%	01/02/2026	4,712,731

	Grifols Worldwide Operations USA, Inc.,
8,528,066	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.25%)	4.66%	01/31/2025	8,485,894

	HCA Inc.,
7,371,197	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	03/17/2023	7,371,750

	HD Supply, Inc.,
2,313,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	10/17/2023	2,289,663

	Hilton Worldwide Finance LLC,
8,558,524	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.24%	10/25/2023	8,548,511

	IQVIA Inc.,
5,438,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	06/09/2025	5,389,596
5,910,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.60%	01/17/2025	5,901,135

	Iron Mountain Information Management, LLC,
8,782,821	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	01/02/2026	8,544,060

	Jacobs Douwe Egberts International B.V.,
8,374,178	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.56%	11/03/2025	8,325,315

	KAR Auction Services, Inc.,
6,470,750	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.13%	03/09/2023	6,462,662

	KFC Holding Company,
8,543,809	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.23%	04/03/2025	8,508,181

	Lamar Media Corporation,
1,955,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	03/14/2025	1,953,627

	Level 3 Financing, Inc.,
8,675,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.74%	02/22/2024	8,585,715

	MGM Growth Properties Operating Partnership LP,
8,581,743	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	03/21/2025	8,478,333

	Microchip Technology Incorporated,
7,363,838	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	05/29/2025	7,297,564

	NRG Energy, Inc.,
8,754,987	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	06/30/2023	8,665,949

	Open Text Corporation,
1,980,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	05/30/2025	1,975,674

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Resideo Funding Inc.,
1,157,100	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.61%	10/27/2025	1,155,654

	RPI Finance Trust,
8,471,311	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	03/27/2023	8,434,249

	Science Applications International Corporation,
5,680,763	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	10/31/2025	5,608,560

	ServiceMaster Company, LLC,
1,530,461	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	11/08/2023	1,529,030

	Six Flags Theme Parks Inc.,
1,778,830	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.50%	06/30/2022	1,777,051

	Sprint Communications, Inc.,
5,309,697	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	5.00%	02/02/2024	5,182,265
3,376,538	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.50%	02/02/2024	3,330,110

	Syneos Health, Inc.,
7,317,405	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	08/01/2024	7,278,769

	Trans Union LLC,
8,475,264	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	06/19/2025	8,373,772

	United Rentals, Inc.,
2,885,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	10/31/2025	2,878,546

	Universal Health Services, Inc.,
2,149,613	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	10/31/2025	2,152,299

	VICI Properties 1 LLC,
8,629,545	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%	12/20/2024	8,492,034

	Virgin Media Bristol LLC,
7,630,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.98%	01/15/2026	7,557,782

	Vistra Operations Company LLC,
	Senior Secured First Lien Term Loan
2,237,212	(1 Month LIBOR USD + 2.00%)	4.50%	12/31/2025	2,207,569
6,367,451	(1 Month LIBOR USD + 2.00%)	4.48%	12/31/2025	6,283,082

	W.R. Grace & Company,
5,499,546	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.35%	04/03/2025	5,429,647
3,208,068	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.35%	04/03/2025	3,167,294

	Worldpay, LLC,
	Senior Secured First Lien Term Loan
2,946,787	(1 Week LIBOR USD + 1.75%)	4.16%	08/09/2024	2,944,415
5,472,604	(1 Month LIBOR USD + 1.75%)	4.23%	08/09/2024	5,468,199

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wyndham Hotels & Resorts, Inc.,
11,641,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%		05/30/2025	11,510,533

	Total Bank Loans (Cost $330,499,574)				326,975,138

COLLATERALIZED LOAN OBLIGATIONS 14.8%

	AIMCO,
8,479,792	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	3.86%	^	07/20/2026	8,483,783
25,000,000	Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	3.64%	^	01/15/2028	24,857,233

	Apidos Ltd.,
2,689,612	Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	3.74%	^	01/19/2025	2,690,240

	Apres Static Ltd.,
20,000,000	Series 2019-1A-A1 (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.78%	^	01/15/2027	19,997,813

	Assurant Ltd.,
20,000,000	Series 2019-1A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.91%	^	04/20/2030	19,995,160

	Atlas
	Senior Loan Fund Ltd.,
10,000,000	Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	3.51%	^	11/17/2027	9,940,337

	Avery Point Ltd.,
20,000,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.05%)	3.78%	^	08/05/2027	19,928,660

	Babson Ltd.,
5,987,000	Series 2015-2A-AR (3 Month LIBOR USD + 1.19%)	3.95%	^	10/20/2030	5,960,722

	Battalion Ltd.,
44,000,000	Series 2014-7A-A1RR (3 Month LIBOR USD + 1.04%)	3.81%	^	07/17/2028	43,767,573

	California Street LP,
10,000,000	Series 2012-9A-AR (3 Month LIBOR USD + 1.45%)	4.23%	^	10/16/2028	10,004,150

	Carlyle Global Market Strategies Ltd.,
9,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.00%)	3.76%	^	04/20/2027	9,028,313

	CarVal Ltd.,
42,000,000	Series 2019-1A-AN (3 Month LIBOR USD + 1.48%, 1.48% Floor)	4.12%	^	04/20/2032	41,982,944

	Cathedral Lake Ltd.,
35,000,000	Series 2018-5A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.64%	^	10/21/2030	34,783,903

	CFIP Ltd.,
26,500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	4.12%	^	07/13/2029	26,487,176

	CRMN Mortgage Trust,
3,000,000	Series 2018-1A-A1 (3 Month LIBOR USD + 1.25%, 1.25% Floor)	4.02%	^	10/25/2031	2,968,418

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	39

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Greywolf Ltd.,
5,585,000	Series 2015-1A-A1R (3 Month LIBOR USD + 1.16%, 1.16% Floor)	3.93%	^	01/27/2031	5,543,133
9,100,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.74%	^	10/20/2031	9,018,095

	Halcyon Loan Advisors Funding Ltd.,
7,582,651	Series 2012-1X-A2 (3 Month LIBOR USD + 2.50%)	5.18%		08/15/2023	7,589,774
345,005	Series 2013-1A-A1 (3 Month LIBOR USD + 1.15%)	3.94%	^	04/15/2025	345,285
438,912	Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	3.91%	^	04/18/2026	438,697
2,250,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	6.26%	^	04/28/2025	2,225,177
19,664,373	Series 2014-3A-AR (3 Month LIBOR USD + 1.10%)	3.86%	^	10/22/2025	19,656,847
25,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	3.68%	^	10/18/2027	24,787,717

	Harbourview Ltd.,
9,000,000	Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	3.91%	^	07/18/2031	8,878,228

	Jamestown Ltd.,
5,380,883	Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	3.48%	^	07/15/2026	5,363,933
22,200,000	Series 2015-8A-A1AR (3 Month LIBOR USD + 0.87%, 0.87% Floor)	3.66%	^	01/15/2028	22,002,513
31,000,000	Series 2016-9A-A1B (3 Month LIBOR USD + 1.50%)	4.26%	^	10/20/2028	31,025,874
10,500,000	Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.92%	^	04/25/2030	10,421,529

	Jefferson Mill Ltd.,
10,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.18%)	3.95%		10/20/2031	9,935,424

	Kingsland Ltd.,
22,000,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.88%	^	04/20/2031	21,681,368

	LCM LP,
35,000,000	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	0.00%	^	07/15/2027	35,000,000

	Madison Park Funding Ltd.,
26,000,000	Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	3.93%	^	07/23/2029	26,025,205

	Magnetite Ltd.,
4,284,247	Series 2014-9A-A1R (3 Month LIBOR USD + 1.00%)	3.77%	^	07/25/2026	4,284,693

	Marathon Ltd.,
20,685,000	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	3.51%	^	11/21/2027	20,530,885
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.54%	^	04/15/2029	2,996,198

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Marathon Ltd., (Cont.)
24,100,000	Series 2018-12A-A1 (3 Month LIBOR USD + 1.18%)	3.60%	^	04/18/2031	23,872,945

	Marble Point Ltd.,
13,500,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.33%, 1.33% Floor)	4.05%	^	01/20/2032	13,502,551

	Midocean Credit,
41,500,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	4.11%	^	07/15/2029	41,525,831

	MP Ltd.,
30,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	4.05%	^	07/25/2029	29,951,575
13,000,000	Series 2015-1A-ARR (3 Month LIBOR USD + 1.08%)	3.86%	^	10/18/2028	12,941,604
25,000,000	Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	3.67%	^	10/28/2027	24,909,013

	Ocean Trails V,
25,000,000	Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	4.08%	^	10/13/2031	24,757,622

	OCP Ltd.,
16,500,000	Series 2014-5A-A1R (3 Month LIBOR USD + 1.08%, 1.08% Floor)	3.84%	^	04/26/2031	16,317,330

	Palmer Square Loan Funding Ltd.,
9,498,369	Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	3.53%	^	10/15/2025	9,486,132
18,110,000	Series 2018-5A-A1 (3 Month LIBOR USD + 0.85%, 0.85% Floor)	3.32%	^	01/20/2027	18,078,604

	Palmer Square Ltd.,
3,895,000	Series 2015-1A-A1R (3 Month LIBOR USD + 1.30%, 1.30% Floor)	3.94%	^	05/21/2029	3,895,420

	Park Avenue Institutional Advisers Ltd.,
34,000,000	Series 2018-1A-A1A (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.77%	^	10/20/2031	33,772,675

	Race Point Ltd.,
25,000,000	Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	4.00%	^	10/15/2030	24,919,002

	Regatta Funding Ltd.,
12,500,000	Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	3.96%	^	10/25/2031	12,352,741

	Romark Ltd.,
22,000,000	Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	3.79%	^	04/20/2031	21,647,941

	Shackleton Ltd.,
33,600,000	Series 2016-9A-A (3 Month LIBOR USD + 1.50%)	4.26%	^	10/20/2028	33,624,882

	Sound Point Ltd.,
16,000,000	Series 2014-2RA-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.72%	^	10/20/2031	15,932,669

	TCI-Flatiron Ltd.,
20,000,000	Series 2016-1A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.73%	^	07/17/2028	20,023,684

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Vibrant Ltd.,
22,000,000	Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	4.01%	^	10/20/2031	21,770,579
5,000,000	Series 2016-5A-A (3 Month LIBOR USD + 1.55%)	4.31%	^	01/20/2029	5,009,195

	Wellfleet Ltd.,
24,700,000	Series 2016-1A-AR (3 Month LIBOR USD + 0.91%)	3.67%	^	04/20/2028	24,593,883
20,000,000	Series 2017-2A-A1 (3 Month LIBOR USD + 1.25%)	4.01%	^	10/20/2029	19,987,397

	WhiteHorse Ltd.,
514,986	Series 2013-1A-A1L (3 Month LIBOR USD + 1.40%)	4.05%	^	11/24/2025	515,306
5,473,788	Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	3.64%	^	05/01/2026	5,464,784

	Zais Ltd.,
4,328,172	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	3.97%	^	07/25/2026	4,327,931
13,000,000	Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	4.32%	^	10/15/2028	12,991,765

	Total Collateralized Loan Obligations (Cost $1,028,473,293)				1,024,800,061

FOREIGN CORPORATE BONDS 15.8%
7,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	7,005,856
3,000,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	3,013,268
11,376,000	AerCap Global Aviation Trust	4.63%		10/30/2020	11,650,310
3,500,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	3,583,125
3,550,000	Agromercantil Senior Trust	6.25%		04/10/2019	3,553,550
1,450,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	1,451,450
4,000,000	America Movil S.A.B. de C.V.	3.13%		07/16/2022	4,034,465
10,875,000	AstraZeneca PLC	2.38%		11/16/2020	10,816,792
11,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	11,063,979
2,980,000	Banco BTG Pactual S.A.	5.75%		09/28/2022	3,008,310
6,285,000	Banco de Credito del Peru	4.25%		04/01/2023	6,457,837
3,382,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	3,483,460
17,000,000	Banco del Estado de Chile	3.88%		02/08/2022	17,280,863
7,600,000	Banco do Brasil S.A.	4.75%	^	03/20/2024	7,630,400
6,503,000	Banco Inbursa S.A.	4.13%		06/06/2024	6,446,099
8,150,000	Banco Internacional del Peru S.A.A.	3.38%		01/18/2023	8,120,252
14,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	14,518,140
11,431,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	11,436,715

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
15,814,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	15,774,623
13,600,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	13,328,136
6,598,000	Banco Santander	3.88%		09/20/2022	6,747,885
6,500,000	Banco Santander	4.13%		11/09/2022	6,584,500
6,800,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	6,978,500
900,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	896,634
12,495,000	Banistmo S.A.	3.65%		09/19/2022	12,338,812
2,400,000	Banistmo S.A.	3.65%	^	09/19/2022	2,370,000
11,130,000	Barclays Bank PLC	2.65%		01/11/2021	11,053,856
7,375,000	BAT Capital Corporation	2.30%		08/14/2020	7,304,176
10,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	10,512,600
14,000,000	BBVA Bancomer S.A.	6.75%		09/30/2022	15,139,740
3,203,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	3,088,012
11,000,000	BDO Unibank, Inc.	2.63%		10/24/2021	10,859,426
11,350,000	BDO Unibank, Inc.	2.95%		03/06/2023	11,182,160
17,400,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	18,054,240
17,000,000	Bharti Airtel Ltd.	5.13%		03/11/2023	17,579,659
6,885,000	BP Capital Markets PLC	1.68%		05/03/2019	6,879,030
745,000	BP Capital Markets PLC	1.77%		09/19/2019	742,084
3,451,000	BP Capital Markets PLC	2.32%		02/13/2020	3,442,887
13,500,000	Braskem Netherlands Finance B.V.	3.50%		01/10/2023	13,267,260
2,800,000	C&W Senior Financing DAC	7.50%		10/15/2026	2,891,000
9,993,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	10,305,281
2,400,000	Celulosa Arauco y Constitucion S.A.	4.50%		08/01/2024	2,484,360
9,515,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	9,871,813
8,450,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	9,207,796
19,000,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	18,906,338
3,000,000	CK Hutchison International Ltd.	2.88%		04/05/2022	2,985,211
13,000,000	CNOOC Finance Ltd.	3.88%		05/02/2022	13,280,631
3,200,000	CNOOC Finance Ltd.	3.00%		05/09/2023	3,171,616
15,391,000	CNPC General Capital Ltd.	3.95%		04/19/2022	15,731,322
6,100,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	6,270,500
4,600,000	Colbun S.A.	4.50%		07/10/2024	4,767,312
400,000	Comcel Trust	6.88%		02/06/2024	416,750
9,000,000	Comision Federal de Electricidad	4.88%		05/26/2021	9,213,840
5,746,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	5,722,308
3,670,000	Commonwealth Bank of Australia	2.05%	^	09/18/2020	3,633,097
2,275,000	Commonwealth Bank of Australia	2.75%	^	03/10/2022	2,271,474
4,580,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	3.84%	^	06/12/2024	4,556,759
437,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	451,202
9,197,000	Credito Real S.A.B. de C.V.	7.25%		07/20/2023	9,495,903
4,760,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	4,704,671
2,500,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	2,595,905

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	41

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
16,895,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	16,528,243
6,320,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	6,378,943
3,400,000	Digicel Group Two Ltd.	8.25%	^	09/30/2022	1,164,500
2,500,000	Ecopetrol S.A.	5.88%		09/18/2023	2,736,875
9,781,000	El Puerto de Liverpool S.A.B. de C.V.	3.95%		10/02/2024	9,585,478
18,800,000	Empresa Nacional de Telecomunicaciones S.A.	4.88%		10/30/2024	19,282,813
15,388,656	ENA Norte Trust	4.95%		04/25/2023	15,734,900
6,150,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	6,296,675
9,400,000	ESAL GmBH	6.25%		02/05/2023	9,565,910
10,000,000	Export-Import Bank of India	3.13%		07/20/2021	9,986,279
500,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	501,000
21,000,000	Freeport-McMoRan, Inc.	4.55%		11/14/2024	20,632,500
16,400,000	Fresnillo PLC	5.50%		11/13/2023	17,322,664
2,309,000	GlaxoSmithKline Capital PLC	3.13%		05/14/2021	2,331,251
8,870,000	GlaxoSmithKline Capital PLC	2.88%		06/01/2022	8,924,164
4,000,000	Global Bank Corporation	5.13%	^	10/30/2019	4,055,000
4,132,000	Global Bank Corporation	5.13%		10/30/2019	4,188,815
8,000,000	Global Bank Corporation	4.50%		10/20/2021	8,092,000
1,900,000	Global Bank Corporation	4.50%	^	10/20/2021	1,921,850
9,170,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	9,341,938
10,200,000	Grupo Aval Ltd.	4.75%		09/26/2022	10,332,600
4,000,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	4,132,000
1,669,000	Grupo Cementos de Chihuahua S.A.B. de C.V.	5.25%		06/23/2024	1,683,620
500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	355,000
4,016,521	Guanay Finance Ltd.	6.00%		12/15/2020	4,081,789
5,355,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.00%)	3.68%		05/18/2024	5,313,966
7,935,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	8,321,754
8,504,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	9,199,700
10,725,000	Inversiones CMPC S.A.	4.50%		04/25/2022	10,995,884
1,462,000	Inversiones CMPC S.A.	4.38%		05/15/2023	1,492,092
1,600,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	1,787,720
8,000,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	8,460,000
700,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	738,850
2,950,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	^†	12/12/2022	2,903,390
4,150,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	4,084,430
8,600,000	Latam Finance Ltd.	6.88%		04/11/2024	8,847,250
11,428,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	11,463,198
3,100,000	MARB BondCo PLC	7.00%		03/15/2024	3,076,781
13,100,000	Marfrig Holdings Europe B.V.	8.00%		06/08/2023	13,558,500
5,600,000	Millicom International Cellular S.A.	6.00%		03/15/2025	5,761,000
10,545,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	3.62%		07/26/2023	10,578,711
9,925,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	3.39%		03/05/2023	9,939,486

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,637,000	Multibank, Inc.	4.38%		11/09/2022	11,738,824
2,700,000	Nexa Resources Peru S.A.A.	4.63%		03/28/2023	2,747,277
13,300,000	Oleoducto Central S.A.	4.00%		05/07/2021	13,482,875
10,700,000	ONGC Videsh Ltd.	2.88%		01/27/2022	10,522,222
8,800,000	ONGC Videsh Ltd.	3.75%		05/07/2023	8,853,318
500,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	516,023
12,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	12,052,394
5,250,000	Pampa Energia S.A.	7.38%		07/21/2023	4,916,678
700,000	Pan American Energy LLC	7.88%		05/07/2021	714,000
5,210,394	Panama Metro Line SP	0.00%	^	12/05/2022	4,806,589
11,308,264	Panama Metro Line SP	0.00%		12/05/2022	10,431,874
7,000,000	Petronas Capital Ltd.	3.13%		03/18/2022	7,031,472
1,000,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	997,448
2,000,000	Reliance Holdings, Inc.	4.50%		10/19/2020	2,036,205
17,560,000	Reliance Holdings, Inc.	5.40%		02/14/2022	18,432,424
3,295,000	Reynolds American, Inc.	3.25%		06/12/2020	3,300,654
4,580,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.55%)	4.15%		06/25/2024	4,522,874
6,600,000	SACI Falabella	3.75%		04/30/2023	6,660,723
10,625,000	Santander UK PLC	2.50%		01/05/2021	10,552,179
4,200,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	4,167,030
990,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	963,685
3,000,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	2,920,257
3,710,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	3,691,962
4,000,000	Sinopec Group Overseas Development Ltd.	3.00%		04/12/2022	3,980,552
800,000	Sinopec Group Overseas Development Ltd.	3.75%	^	09/12/2023	817,066
2,304,000	Sociedad Quimica y Minera de Chile S.A.	3.63%		04/03/2023	2,309,760
11,335,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	11,145,494
5,552,000	Takeda Pharmaceutical Company Ltd.	4.00%	^	11/26/2021	5,696,791
6,511,000	Tecnoglass, Inc.	8.20%		01/31/2022	6,869,105
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	205,000
17,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	17,237,606
1,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	990,186
10,990,000	Toronto-Dominion Bank	3.25%		06/11/2021	11,128,010
5,580,000	UBS AG	2.45%	^	12/01/2020	5,550,365
10,220,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	10,335,077
15,900,000	Union Bank of the Philippines	3.37%		11/29/2022	15,791,745
7,252,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	7,118,563
8,499,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	8,154,689
3,500,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	3,508,190
1,550,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	1,553,407
10,000,000	UPL Corporation	3.25%		10/13/2021	9,884,869
4,315,000	Vedanta Resources PLC	7.13%		05/31/2023	4,236,251
2,585,000	Vedanta Resources PLC	6.13%		08/09/2024	2,368,953
6,100,000	Volkswagen Group of America Finance LLC	4.00%	^	11/12/2021	6,227,117

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
13,936,000	VTR Finance B.V.	6.88%		01/15/2024	14,336,660
1,530,000	Westpac Banking Corporation	1.60%		08/19/2019	1,524,108
8,605,000	Westpac Banking Corporation	2.65%		01/25/2021	8,600,201
7,800,000	YPF S.A.	8.50%		03/23/2021	7,887,750

	Total Foreign Corporate Bonds (Cost $1,088,913,625)				1,096,810,201

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.0%
11,500,000	Argentine Republic Government International Bond	5.63%		01/26/2022	9,941,750
5,000,000	Chile Government International Bond	2.25%		10/30/2022	4,958,700
1,210,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,273,525
14,000,000	Dominican Republic International Bond	7.50%		05/06/2021	14,560,000
12,000,000	Indonesia Government International Bond	4.88%		05/05/2021	12,457,080
6,740,000	Indonesia Government International Bond	3.70%	^	01/08/2022	6,830,795
3,000,000	Israel Government International Bond	4.00%		06/30/2022	3,136,860
17,000,000	Philippine Government International Bond	4.00%		01/15/2021	17,360,825

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $71,374,751)				70,519,535

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 16.8%

	Americold LLC,
1,900,000	Series 2010-ARTA-D	7.44%	^	01/14/2029	2,008,471

	Arbor Realty Ltd.,
15,000,000	Series 2017-FL2-A (1 Month LIBOR USD + 0.99%)	3.47%	^	08/15/2027	14,975,625
12,618,000	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%)	3.63%	^	06/15/2028	12,624,155

	AREIT Trust,
363,000	Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.13%	^	02/14/2035	363,865

	Ashford Hospitality Trust,
11,568,171	Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.38%	^	04/15/2035	11,508,863

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Atrium Hotel Portfolio Trust,
12,019,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.53%	^	12/15/2036	12,104,439
12,570,000	Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.43%	^	06/15/2035	12,561,290
225,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.88%	^	06/15/2035	226,812

	Banc of America Commercial Mortgage Trust,
805,633	Series 2006-1-E	6.01%	#^	09/10/2045	833,892

	Bancorp Commercial Mortgage,
15,265,599	Series 2018-CRE4-A (1 Month LIBOR USD + 0.90%, 0.95% Floor)	3.38%	^	09/15/2035	15,233,624

	BANK,
89,242,599	Series 2017-BNK5-XA	1.09%	# I/O	06/15/2060	5,541,216
103,945,384	Series 2017-BNK6-XA	0.87%	# I/O	07/15/2060	5,485,229

	Barclays Commercial Mortgage Securities LLC,
9,971,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%, 2.56% Floor)	6.23%	^	08/15/2027	9,968,316
95,107,290	Series 2017-C1-XA	1.51%	# I/O	02/15/2050	8,563,061
2,261,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.68%	^	08/15/2036	2,249,040
2,577,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	4.18%	^	08/15/2036	2,573,188
5,194,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.98%	^	08/15/2036	5,155,939
5,175,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.98%	^	08/15/2036	5,144,393

	BBCMS Mortgage Trust,
16,092,000	Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	10/15/2037	16,001,584
168,500	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	4.87%	^	07/15/2037	169,162
17,989,000	Series 2018-TALL-A (1 Month LIBOR USD + 0.72%)	3.21%	^	03/15/2037	17,849,538

	Bear Stearns Commercial Mortgage Securities, Inc.,
1,413,348	Series 2005-PW10-AJ	5.59%	#	12/11/2040	1,455,644
5,209,139	Series 2007-T26-AJ	5.46%	#	01/12/2045	4,871,980

	Benchmark Mortgage Trust,
128,901,042	Series 2018-B1-XA	0.53%	# I/O	01/15/2051	4,728,722

	BHMS Trust,
12,792,000	Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	07/15/2035	12,794,909
2,050,000	Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	07/15/2035	2,049,951

	Bsprt Issuer Ltd.,
2,090,704	Series 2017-FL2-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.58%	^	10/15/2034	2,088,483
2,411,000	Series 2017-FL2-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.88%	^	10/15/2034	2,411,278

	BX Commercial Mortgage Trust,
615,000	Series 2018-BIOA-C (1 Month LIBOR USD + 1.12%, 1.10% Floor)	3.60%	^	03/15/2037	612,168

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	43

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Commercial Mortgage Trust, (Cont.)
3,590,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.80%	^	03/15/2037	3,586,997
8,976,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	4.43%	^	03/15/2037	8,991,935
2,028,918	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%)	4.46%	^	09/15/2037	2,008,120
13,461,281	Series 2018-IND-A (1 Month LIBOR USD + 0.75%, 0.75% Floor)	3.23%	^	11/15/2035	13,442,324

	BX Trust,
3,506,536	Series 2017-APPL-A (1 Month LIBOR USD + 0.88%, 0.88% Floor)	3.36%	^	07/15/2034	3,503,621
3,761,250	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.53%	^	07/15/2034	3,767,532
5,819,950	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	07/15/2034	5,853,139
6,117,000	Series 2017-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.43%	^	06/15/2035	6,130,378
4,460,000	Series 2017-IMC-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.73%	^	10/15/2032	4,447,107
7,194,000	Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.73%	^	10/15/2032	7,187,471
5,854,800	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.53%	^	07/15/2034	5,854,722
9,922,900	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.63%	^	07/15/2034	9,979,486
15,185,743	Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%)	3.57%	^	09/15/2037	15,118,945
11,441,000	Series 2018-GW-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	3.28%	^	05/15/2035	11,366,239
1,001,000	Series 2018-GW-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	4.25%	^	05/15/2035	1,002,771
124,000	Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	5.13%	^	04/15/2035	123,323

	Caesars Palace Las Vegas Trust,
4,055,000	Series 2017-VICI-E	4.35%	#^	10/15/2034	4,107,574

	CAMB Commercial Mortgage Trust,
17,352,000	Series 2019-LIFE-A (1 Month LIBOR USD + 1.07%, 1.07% Floor)	3.55%	^	12/15/2037	17,408,915

	CCRESG Commercial Mortgage Trust,
712,000	Series 2016-HEAT-A	3.36%	^	04/10/2029	713,152

	CD Commercial Mortgage Trust,
26,226,245	Series 2017-CD4-XA	1.32%	# I/O	05/10/2050	1,990,331

	CFCRE Commercial Mortgage Trust,
116,342,368	Series 2017-C8-XA	1.66%	# I/O	06/15/2050	11,067,068
42,452,000	Series 2017-C8-XB	0.95%	# I/O	06/15/2050	2,903,097
5,586,000	Series 2018-TAN-B	4.69%	^	02/15/2033	5,768,826
4,752,000	Series 2018-TAN-C	5.29%	^	02/15/2033	4,909,707
2,851,000	Series 2018-TAN-D	6.10%	^	02/15/2033	2,957,479

	CG-CCRE Commercial Mortgage Trust,
1,364,901	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.34%	^	11/15/2031	1,365,148

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CGDBB Commercial Mortgage Trust,
2,410,000	Series 2017-BIOC-A (1 Month LIBOR USD + 0.79%, 0.75% Floor)	3.27%	^	07/15/2032	2,411,893
4,165,000	Series 2017-BIOC-B (1 Month LIBOR USD + 0.97%, 0.95% Floor)	3.45%	^	07/15/2032	4,157,820
4,697,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.08%	^	07/15/2032	4,706,925
6,576,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.63%	^	07/15/2032	6,582,953

	CGGS Commercial Mortgage Trust,
12,600,000	Series 2018-WSS-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.78%	^	02/15/2037	12,599,926

	CHT Mortgage Trust,
7,731,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.48%	^	11/15/2036	7,775,134
4,123,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	6.22%	^	11/15/2036	4,151,645

	Citigroup Commercial Mortgage Trust,
33,810,691	Series 2016-GC36-XA	1.29%	# I/O	02/10/2049	2,299,881
65,037,726	Series 2016-P3-XA	1.70%	# I/O	04/15/2049	5,561,025
9,000,000	Series 2018-TBR-A (1 Month LIBOR USD + 0.83%, 0.80% Floor)	3.31%	^	12/15/2036	8,948,999
179,000	Series 2018-TBR-D (1 Month LIBOR USD + 1.80%, 1.80% Floor)	4.28%	^	12/15/2036	179,402

	CLNS Trust,
363,000	Series 2017-IKPR-C (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.59%	^	06/11/2032	362,146
6,919,000	Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.54%	^	06/11/2032	6,934,315
6,919,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.99%	^	06/11/2032	6,960,175

	Cloverleaf Cold Storage Trust,
18,006,000	Series 2019-CHL2-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	3.56%	^	03/15/2036	18,028,652

	COBALT Commercial Mortgage Trust,
37,348	Series 2007-C2-AJFX	5.57%	#	04/15/2047	37,478

	Cold Storage Trust,
15,105,000	Series 2017-ICE3-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	04/15/2036	15,124,830
6,884,000	Series 2017-ICE3-C (1 Month LIBOR USD + 1.35%, 1.35% Floor)	3.83%	^	04/15/2036	6,893,104

	Commercial Mortgage Pass-Through Certificates,
7,887,268	Series 2012-CR2-XA	1.65%	# I/O	08/15/2045	355,303
113,489,363	Series 2013-CR12-XA	1.17%	# I/O	10/10/2046	4,824,728
28,762,680	Series 2013-LC6-XA	1.36%	# I/O	01/10/2046	1,211,032
2,950,000	Series 2014-FL5-C (1 Month LIBOR USD + 2.15%, 2.15% Floor)	3.88%	^	10/15/2031	2,946,743
6,657,000	Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	3.88%	^	10/15/2031	6,551,757
3,890,000	Series 2014-TWC-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.35%	^	02/13/2032	3,893,314
171,893,480	Series 2015-CR25-XA	0.91%	# I/O	08/10/2048	7,401,750

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates, (Cont.)
21,308,000	Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	09/15/2033	21,381,261

	Credit Suisse Commercial Mortgage Securities Corporation,
10,603,000	Series 2019-SKLZ-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	01/15/2034	10,638,154

	Credit Suisse Mortgage Trust,
5,464,000	Series 2017-LSTK-C	3.23%	^	04/05/2033	5,429,322
6,501,000	Series 2017-LSTK-D	3.33%	#^	04/05/2033	6,429,637

	CSAIL Commercial Mortgage Trust,
126,872,878	Series 2017-C8-XA	1.25%	# I/O	06/15/2050	8,332,579
20,042,293	Series 2017-CX9-XA	0.89%	# I/O	09/15/2050	844,674

	CSMC Mortgage Securities Trust,
811,000	Series 2017-LSTK-E	3.33%	#^	04/05/2033	796,318

	CSMC Trust 2017-MOON,
583,000	Series 2017-MOON-D	3.20%	#^	07/10/2034	573,652

	CSMC Trust,
10,862,000	Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	07/15/2032	10,878,358

	CSWF Trust,
20,220,000	Series 2018-TOP-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	08/15/2035	20,201,058

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%, 0.95% Floor)	3.33%	^	06/15/2034	12,824,989
11,744,670	Series 2018-BIOD-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	3.29%	^	05/15/2035	11,742,690

	FREMF Mortgage Trust,
1,833,027	Series 2012-K708-D	0.00%	^ P/O	02/25/2045	1,833,593
1,833,028	Series 2012-K708-X2B	0.20%	^ I/O	02/25/2045	15

	GE Commercial Mortgage Corporation Trust,
1,736,595	Series 2007-C1-AM	5.44%	#	12/10/2049	1,571,492

	GPMT Ltd.,
9,503,772	Series 2018-FL1-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.39%	^	11/21/2035	9,499,410
17,691,000	Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.78%	^	02/22/2036	17,786,089

	GPT Mortgage Trust,
8,933,286	Series 2018-GPP-B (1 Month LIBOR USD + 1.28%, 1.28% Floor)	3.76%	^	06/15/2035	8,876,396

	Great Wolf Trust,
2,512,000	Series 2017-WOLF-B (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.68%	^	09/15/2034	2,509,391
3,487,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.73%	^	09/15/2034	3,493,152
5,404,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.73%	^	09/15/2034	5,422,044
2,876,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.70%	^	09/15/2034	2,890,851

	GS Mortgage Securities Corporation Trust,
1,512,000	Series 2017-500K-D (1 Month LIBOR USD + 1.30%, 1.55% Floor)	3.78%	^	07/15/2032	1,507,122

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation,
16,113,000	Series 2018-3PCK-A (1 Month LIBOR USD + 1.45%, 1.45% Floor)	3.93%	^	09/15/2031	16,157,520
26,411,500	Series 2018-FBLU-E (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.23%	^	11/15/2035	26,547,683
6,000,000	Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.85% Floor)	3.38%	^	07/15/2031	6,000,331
6,000,000	Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.50% Floor)	4.08%	^	07/15/2031	5,955,354

	GS Mortgage Securities Trust,
6,788,000	Series 2017-500K-E (1 Month LIBOR USD + 1.50%, 1.75% Floor)	3.98%	^	07/15/2032	6,774,698
9,116,000	Series 2017-500K-F (1 Month LIBOR USD + 1.80%, 2.15% Floor)	4.28%	^	07/15/2032	9,098,631
110,932,278	Series 2017-GS6-XA	1.05%	# I/O	05/10/2050	7,843,389
133,369,883	Series 2017-GS7-XA	1.14%	# I/O	08/10/2050	9,642,162
154,098,075	Series 2017-GS8-XA	0.98%	# I/O	11/10/2050	10,055,901

	Hilton Orlando Trust,
9,236,000	Series 2018-ORL-B (1 Month LIBOR USD + 1.05%)	3.53%	^	12/15/2034	9,192,477

	Hunt Ltd.,
7,250,000	Series 2017-FL1-B (1 Month LIBOR USD + 1.65%)	4.13%	^	08/15/2034	7,229,555
20,301,000	Series 2018-FL2-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	3.56%	^	08/15/2028	20,327,635

	IMT Trust,
3,990,000	Series 2017-APTS-DFL (1 Month LIBOR USD + 1.55%)	4.03%	^	06/15/2034	3,995,829

	JP Morgan Chase Commercial Mortgage Securities Corporation,
708,482	Series 2006-LDP9-AM	5.37%		05/15/2047	708,545
15,400	Series 2007-CB18-AM	5.47%	#	06/12/2047	15,442
3,350,798	Series 2015-JP1-A1	1.95%		01/15/2049	3,325,048
2,684,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	06/15/2032	2,666,308
2,027,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	06/15/2032	2,008,242
6,562,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	06/15/2032	6,446,530
2,836,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.74%	^	07/15/2034	2,836,428
2,661,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.44%	^	07/15/2034	2,666,725
2,356,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.44%	^	07/15/2034	2,365,978
3,316,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	6.24%	^	07/15/2034	3,293,711
12,798,296	Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	06/15/2032	12,764,549

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,793,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	1,680,832
646,278	Series 2007-LDPX-AM	5.32%	#	01/15/2049	647,097
4,546,000	Series 2011-C4-E	5.54%	#^	07/15/2046	4,728,063

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	45

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust, (Cont.)
18,308,972	Series 2014-C20-XA	1.06%	# I/O	07/15/2047	562,704
3,547,091	Series 2014-FL6-B (1 Month LIBOR USD + 2.28%, 2.28% Floor)	4.76%	^	11/15/2031	3,556,765
69,951,422	Series 2016-JP4-XA	0.75%	# I/O	12/15/2049	2,520,881
3,188,000	Series 2016-WIKI-A	2.80%	^	10/05/2031	3,175,520
12,491,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.60%, 2.60% Floor)	5.08%	^	07/05/2033	12,500,960

	JPMBB Commercial Mortgage Securities Trust,
88,022,983	Series 2015-C32-XA	1.40%	# I/O	11/15/2048	3,945,234

	LCCM Mortgage Trust,
500,000	Series 2014-909-D	3.90%	#^	05/15/2031	502,189
3,792,000	Series 2014-PKMD-MRC	2.86%	#^	11/14/2027	3,774,668

	LMREC, Inc.,
5,545,660	Series 2015-CRE1-AR (1 Month LIBOR USD + 0.98%)	3.47%	^	02/22/2032	5,512,237

	LoanCore Issuer Ltd.,
11,004,000	Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	3.61%	^	05/15/2028	11,023,567

	LSTAR Commercial Mortgage Trust,
70,787,768	Series 2017-5-X	1.11%	#^ I/O	03/10/2050	3,218,911

	Marathon CRE,
12,970,000	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	3.63%	^	06/15/2028	12,989,455

	Monarch Beach Resort Trust,
20,092,000	Series 2018-MBR-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	3.40%	^	07/15/2035	20,015,986

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,698,816	Series 2012-C5-XA	1.46%	#^ I/O	08/15/2045	103,576
15,078,606	Series 2014-C19-LNCX	0.60%	^ I/O	12/15/2046	458,715

	Morgan Stanley Capital Trust,
9,434,732	Series 2007-T27-AJ	5.95%	#	06/11/2042	9,964,822
3,240,000	Series 2013-WLSR-A	2.70%	^	01/11/2032	3,226,295
4,297,000	Series 2013-WLSR-C	3.20%	^	01/11/2032	4,281,881
3,216,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.68%	^	11/15/2034	3,217,994
4,824,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.63%	^	11/15/2034	4,826,952
3,655,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.83%	^	11/15/2034	3,659,558
878,000	Series 2017-JWDR-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	3.33%	^	11/15/2034	874,370
12,901,000	Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.38%	^	07/15/2035	12,794,762

	Morgan Stanley Capital Inc.,
1,659,136	Series 2006-HQ10-X1	0.17%	#^ I/O	11/12/2041	64
69,088,012	Series 2017-H1-XA	1.45%	# I/O	06/15/2050	5,511,510

	Motel 6 Trust,
10,516,235	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.63%	^	08/15/2034	10,554,688

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MSCG Trust,
16,416,000	Series 2018-SELF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.38%	^	10/15/2037	16,447,827

	Natixis Commercial Mortgage Securities Trust,
12,859,000	Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.44%	^	06/15/2035	12,738,725

	NLY Commercial Mortgage Trust,
17,490,000	Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.08%	^	02/15/2036	17,572,833

	OBP Depositor LLC Trust,
10,201,000	Series 2010-OBP-A	4.65%	^	07/15/2045	10,327,805

	RAIT Trust,
2,363,000	Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.78%	^	06/15/2037	2,350,244

	Ready Capital Mortgage Trust,
17,284,485	Series 2019-5-A	3.78%	^	02/25/2052	17,607,514

	Rosslyn Portfolio Trust,
5,437,000	Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	3.43%	^	06/15/2033	5,440,188
6,186,000	Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	3.73%	^	06/15/2033	6,169,287

	SLIDE,
15,582,987	Series 2018-FUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.38%	^	06/15/2031	15,582,405
789,262	Series 2018-FUN-B (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	06/15/2031	789,050

	STWD Mortgage Trust,
26,578,000	Series 2018-URB-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	05/15/2035	26,541,583
716,000	Series 2018-URB-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	05/15/2035	709,214

	TPG Real Estate Finance Ltd.,
1,124,868	Series 2018-FL1-A (1 Month LIBOR USD + 0.75%, 0.75% Floor)	3.23%	^	02/15/2035	1,126,553
4,299,000	Series 2018-FL1-AS (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.43%	^	02/15/2035	4,294,366
1,811,000	Series 2018-FL1-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.78%	^	02/15/2035	1,809,002

	UBS Commercial Mortgage Trust,
28,188,623	Series 2012-C1-XA	2.07%	#^ I/O	05/10/2045	1,415,624
71,365,671	Series 2017-C1-XA	1.59%	# I/O	06/15/2050	6,818,547
106,178,114	Series 2017-C3-XA	1.13%	# I/O	08/15/2050	7,221,375
118,371,915	Series 2018-C8-XA	0.89%	# I/O	02/15/2051	7,313,076

	VMC Finance LLC,
16,458,000	Series 2018-FL2-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	3.40%	^	10/15/2035	16,393,188

	Wachovia Bank Commercial Mortgage Trust,
4,863,723	Series 2006-C25-F	5.19%	#	05/15/2043	4,857,413

	Wells Fargo Commercial Mortgage Trust,
31,585,583	Series 2015-LC22-XA	0.86%	# I/O	09/15/2058	1,343,569

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WF-RBS Commercial Mortgage Trust,
12,798,691	Series 2012-C8-XA	1.83%	#^ I/O	08/15/2045	635,985

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,184,735,911)				1,167,327,721

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 18.2%

	Ajax Mortgage Loan Trust,
5,726,542	Series 2016-C-A	4.00%	^§	10/25/2057	5,741,520
19,508,953	Series 2017-C-A	3.75%	^§	07/25/2060	19,537,592
9,344,999	Series 2018-E-A	4.38%	#^	06/25/2058	9,440,901
38,227,419	Series 2018-F-A	4.38%	#^	11/25/2058	38,285,754

	Angel Oak Mortgage Trust LLC,
3,503,333	Series 2017-1-A1	2.81%	#^	01/25/2047	3,503,241
1,708,318	Series 2017-1-A2	3.09%	#^	01/25/2047	1,706,745
21,377,588	Series 2018-2-A1	3.67%	#^	07/27/2048	21,516,200

	Banc of America Funding Corporation,
228,837	Series 2005-E-6A1	4.59%	#	05/20/2035	231,285

	Banc of America Mortgage Securities, Inc.,
1,318,827	Series 2005-E-2A1	4.36%	#	06/25/2035	1,253,566

	Bayview Opportunity Master Fund Trust,
3,936,599	Series 2018-RN6-A1	4.09%	^§	07/25/2033	3,950,529
10,427,670	Series 2018-RN7-A1	4.26%	^§	08/28/2033	10,461,558

	BCAP LLC Trust,
1,387,462	Series 2011-RR1-8A3	6.00%	#^Þ	08/28/2021	1,473,669

	Bear Stearns Adjustable Rate Mortgage Trust,
2,277,862	Series 2003-9-4A1	4.80%	#	02/25/2034	2,307,077

	Bear Stearns Asset Backed Securities Trust,
309,156	Series 2004-AC2-2A	5.00%		05/25/2034	310,467

	Bellemeade Ltd.,
15,008,884	Series 2018-2A-M1A (1 Month LIBOR USD + 0.95%)	3.44%	^	08/25/2028	15,019,135

	CAM Mortgage Trust,
6,525,431	Series 2018-1-A1	3.96%	^§	12/01/2065	6,525,610

	Carrington Mortgage Loan Trust,
8,137,705	Series 2007-FRE1-A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.50% Cap)	2.69%		02/25/2037	8,109,483

	CIM Trust,
7,661,063	Series 2017-6-A1	3.02%	#^	06/25/2057	7,524,501
22,568,761	Series 2017-8-A1	3.00%	#^	12/25/2065	22,270,982

	Citicorp Residential Mortgage Securities, Inc.,
1,003,771	Series 2007-1-A4	5.35%	ß	03/25/2037	1,025,484
5,724,305	Series 2007-2-A4	5.12%	ß	06/25/2037	5,763,147

	Citigroup Mortgage Loan Trust, Inc.,
1,183,517	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	4.98%		03/25/2036	1,186,434
38,195,312	Series 2018-A-A1	4.00%	#^	01/25/2068	38,527,554
9,822,843	Series 2018-C-A1	4.13%	^§	03/25/2059	9,889,405

	Civic Mortgage LLC,
5,072,609	Series 2018-1-A1	3.89%	^§	06/25/2022	5,062,340

	COLT Mortgage Loan Trust,
2,253,027	Series 2017-1-A2	2.82%	#^	05/27/2047	2,244,685
2,495,700	Series 2018-1-A2	2.98%	#^	02/25/2048	2,491,424
3,113,272	Series 2018-1-A3	3.08%	#^	02/25/2048	3,107,987
5,765,900	Series 2018-3-A1	3.69%	#^	10/26/2048	5,792,313
3,985,254	Series 2018-3-A2	3.76%	#^	10/26/2048	4,000,549
3,815,669	Series 2018-3-A3	3.87%	#^	10/26/2048	3,830,357

	Countrywide Asset-Backed Certificates,
13,825	Series 2005-15-1AF6	3.90%	#	04/25/2036	13,921

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans,
3,158,942	Series 2004-HYB9-1A1	4.26%	#	02/20/2035	3,186,060

	Credit Suisse First Boston Mortgage Securities Corporation,
35,429	Series 2005-11-5A1	5.25%		12/25/2020	34,962

	Credit Suisse Mortgage Capital Certificates,
8,652,806	Series 2011-5R-6A9	3.97%	#^	11/27/2037	8,761,930
1,288,437	Series 2013-3R-1A1	3.62%	#^	04/27/2035	1,284,321

	CSMC Trust,
21,538,437	Series 2017-1A-A	4.50%	^	03/25/2021	21,667,237
20,041,922	Series 2018-5R-1A1 (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.81%	^	10/30/2046	20,249,416
50,409,413	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	50,692,280
25,000,000	Series 2019-3R-1A1 (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.89%	^	06/02/2047	25,173,800
20,000,000	Series 2019-RPL2-A1	4.34%	^	07/25/2058	20,147,492

	Deephaven Residential Mortgage Trust,
2,759,623	Series 2017-2A-A1	2.45%	#^	06/25/2047	2,735,007
1,340,388	Series 2017-2A-A2	2.61%	#^	06/25/2047	1,329,071
1,971,159	Series 2017-2A-A3	2.71%	#^	06/25/2047	1,954,499

	First Horizon Asset Securities, Inc.,
5,061,245	Series 2007-AR2-1A1	4.52%	#	08/25/2037	4,073,142

	GCAT LLC,
1,500,198	Series 2017-2-A1	3.50%	^§	04/25/2047	1,497,368
19,420,229	Series 2018-1-A1	3.84%	^§	06/25/2048	19,437,855

	GSR Mortgage Loan Trust,
2,565,843	Series 2005-AR7-3A1	4.62%	#	11/25/2035	2,480,170

	Homeward Opportunities Fund Trust,
6,741,987	Series 2018-1-A1	3.77%	#^	06/25/2048	6,825,020
8,729,747	Series 2018-1-A2	3.90%	#^	06/25/2048	8,834,554
10,143,720	Series 2018-1-A3	4.00%	#^	06/25/2048	10,252,193

	JP Morgan Alternative Loan Trust,
205,417	Series 2006-S4-A6	5.71%	ß	12/25/2036	196,110

	JP Morgan Mortgage Trust,
34,920	Series 2007-S1-1A1	5.00%		03/25/2022	33,946
39,953	Series 2007-S3-2A2	5.50%		08/25/2022	38,925
23,312,256	Series 2018-7FRB-A2 (1 Month LIBOR USD + 0.75%)	3.24%	^	04/25/2046	23,331,685

	Legacy Mortgage Asset Trust,
18,286,379	Series 2017-GS1-A1	3.50%	^§	01/25/2057	18,118,593
23,084,690	Series 2018-GS1-A1	4.00%	^§	03/25/2058	23,130,483
19,471,828	Series 2018-GS3-A1	4.00%	^§	06/25/2058	19,463,048
37,182,690	Series 2019-GS1-A1	4.00%	^§	01/25/2059	37,492,072
20,000,000	Series 2019-GS2-A1	3.75%	^§	01/25/2059	20,163,220

	Lehman Trust,
153,571	Series 2007-1-1A1 (1 Month LIBOR USD + 0.08%, 0.08% Floor)	2.57%		02/25/2037	154,099

	MASTR Adjustable Rate Mortgages Trust,
4,070,217	Series 2006-2-2A1	4.64%	#	04/25/2036	3,655,028

	Merrill Lynch Mortgage Investors Trust,
2,930,537	Series 2005-3-2A (0.12% Floor)	4.36%	±	11/25/2035	2,917,712

	MFA LLC,
13,185,269	Series 2017-NPL1-A1	3.35%	^§	11/25/2047	13,204,525
15,911,292	Series 2018-NPL1-A1	3.88%	^§	05/25/2048	15,805,277

	Mill City Mortgage Loan Trust,
11,404,000	Series 2017-1-A1	2.75%	#^	11/25/2058	11,319,543
19,525,174	Series 2017-3-A1	2.75%	#^	01/25/2061	19,303,524

	Morgan Stanley Mortgage Loan Trust,
7,360	Series 2004-1-1A1	5.00%		11/25/2023	7,562

	Morgan Stanley Re-Remic Trust,
1,297,998	Series 2012-R3-2A (1 Month LIBOR USD + 0.23%, 0.23% Floor)	2.72%	^	02/26/2037	1,292,373

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Nationstar HECM Loan Trust,
4,400,000	Series 2018-2A-M2	3.82%	#^	07/25/2028	4,392,115

	New Residential Mortgage Loan Trust,
15,751,787	Series 2018-FNT1-A	3.61%	^	05/25/2023	15,904,045
17,654,745	Series 2019-NQM1-A1	3.67%	#^	01/25/2049	17,791,693
14,471,103	Series 2019-NQM1-A2	3.88%	#^	01/25/2049	14,646,820
37,860,394	Series 2019-RPL1-A1	4.33%	^§	02/26/2024	38,266,666

	NRZ Excess Spread-Collateralized Notes,
19,836,165	Series 2018-PLS1-A	3.19%	^	01/25/2023	19,757,818
16,612,394	Series 2018-PLS2-A	3.27%	^	02/25/2023	16,611,032

	Oak Hill Advisors Residential Loan Trust,
12,391,498	Series 2017-NPL1-A1	3.00%	^§	06/25/2057	12,405,374

	OBX Trust,
6,680,511	Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	3.14%	^	06/25/2057	6,648,446

	Opteum Mortgage Acceptance Corporation,
44,246	Series 2005-5-2AN	5.68%	#	12/25/2035	44,536

	Pretium Mortgage Credit Partners LLC,
4,392,224	Series 2018-NPL2-A1	3.70%	^§	03/27/2033	4,387,696
2,497,671	Series 2018-NPL3-A1	4.13%	^§	08/25/2033	2,518,356
9,266,070	Series 2018-NPL4-A1	4.83%	^§	09/25/2058	9,368,202
49,024,999	Series 2019-1A-A1	4.50%	^§	01/25/2024	49,539,595
48,316,555	Series 2019-NPL1-A1	4.21%	^§	07/25/2060	48,601,226

	PRPM LLC,
3,649,580	Series 2017-1A-A1	4.25%	^§	01/25/2022	3,688,655
19,183,581	Series 2018-1A-A1	3.75%	#^	04/25/2023	19,203,603
31,825,347	Series 2018-2A-A1	4.00%	#^	08/25/2023	31,976,269

	Starwood Mortgage Residential Trust,
7,083,698	Series 2018-IMC1-A2	3.90%	#^	03/25/2048	7,168,056

	Structured Asset Securities Corporation,
250,153	Series 2003-24A-1A3	4.52%	#	07/25/2033	251,642
50,281	Series 2005-10-6A1	5.00%		06/25/2020	50,811
263,769	Series 2006-OW1-A4 (1 Month LIBOR USD + 0.40%, 0.20% Floor)	2.89%	^	12/25/2035	264,429

	Towd Point Mortgage Trust,
11,736,117	Series 2015-2-1A13	2.50%	#^	11/25/2060	11,590,928
39,725,985	Series 2019-SJ1-A1	3.75%	#^	11/25/2058	39,836,721

	Velocity Commercial Capital Loan Trust,
1,812,370	Series 2016-1-AFX	3.53%	#^	04/25/2046	1,809,644
4,530,048	Series 2016-2-AFX	3.00%	#	10/25/2046	4,494,007
12,202,855	Series 2017-1-AFX	3.00%	#^	05/25/2047	12,091,331

	Vericrest Opportunity Loan Trust,
28,700,000	Series 2019-NPL3-A1	3.97%	^§	03/25/2049	28,803,056

	Verus Securitization Trust,
9,969,111	Series 2017-1A-A1	2.85%	#^	01/25/2047	9,955,667
1,476,905	Series 2017-1A-A2	3.16%	#^	01/25/2047	1,478,320
14,172,685	Series 2018-1-A1	2.93%	#^	02/25/2048	14,139,296

	VOLT LLC,
10,451,150	Series 2017-NP11-A1	3.38%	^§	10/25/2047	10,462,450
16,679,495	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	16,658,622
10,002,894	Series 2018-NPL1-A1	3.75%	^§	04/25/2048	10,002,454
14,461,072	Series 2018-NPL5-A1A	4.21%	^§	08/25/2048	14,536,492
31,782,923	Series 2018-NPL6-A1A	4.11%	^§	09/25/2048	31,987,811
11,515,006	Series 2018-NPL7-A1A	3.97%	^§	09/25/2048	11,594,735
14,545,384	Series 2018-NPL8-A1A	4.21%	^§	10/26/2048	14,676,428
8,359,431	Series 2018-NPL9-A1A	4.46%	^§	10/25/2048	8,435,718
9,587,740	Series 2019-NPL1-A1A	4.34%	^§	01/25/2049	9,683,811

	Washington Mutual Mortgage Pass-Through Certificates,
753,368	Series 2002-AR16-A	4.70%	#	12/25/2032	761,374

	Wells Fargo Mortgage Backed Securities Trust,
1,493,372	Series 2006-AR6-5A1	4.80%	#	03/25/2036	1,504,864

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,254,855,533)				1,260,340,331

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US CORPORATE BONDS 5.3%
4,945,000	AbbVie, Inc.	3.38%		11/14/2021	5,002,857
5,425,000	Altria Group, Inc.	3.49%		02/14/2022	5,514,825
5,340,000	American Express Company (3 Month LIBOR USD + 0.65%)	3.29%		02/27/2023	5,333,184
10,455,000	Amgen, Inc.	2.20%		05/11/2020	10,407,129
5,475,000	Analog Devices, Inc.	2.95%		01/12/2021	5,493,442
10,600,000	Anthem, Inc.	2.50%		11/21/2020	10,551,287
11,457,000	AT&T, Inc.	2.80%		02/17/2021	11,454,157
11,139,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	3.39%		03/05/2024	11,106,737
11,190,000	Capital One Financial Corporation	2.40%		10/30/2020	11,131,552
10,910,000	Cardinal Health, Inc.	1.95%		06/14/2019	10,890,986
700,000	Cardinal Health, Inc.	2.62%		06/15/2022	691,436
5,291,000	Celgene Corporation	2.88%		08/15/2020	5,296,227
5,370,000	Cigna Corporation	3.40%	^	09/17/2021	5,429,709
11,106,000	Cintas Corporation	2.90%		04/01/2022	11,145,657
5,346,000	Citigroup, Inc.	2.75%		04/25/2022	5,327,604
5,880,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	3.65%		06/01/2024	5,892,112
5,410,000	Comcast Corporation	3.45%		10/01/2021	5,520,225
8,884,000	Consolidated Edison, Inc.	2.00%		03/15/2020	8,810,416
2,466,000	Consolidated Edison, Inc.	2.00%		05/15/2021	2,429,219
11,468,000	CVS Health Corporation	2.80%		07/20/2020	11,459,704
5,430,000	Delta Air Lines, Inc.	3.40%		04/19/2021	5,455,758
3,625,000	DowDuPont, Inc.	3.77%		11/15/2020	3,689,385
5,415,000	eBay, Inc.	2.75%		01/30/2023	5,353,190
10,495,000	EQT Corporation	2.50%		10/01/2020	10,360,833
4,301,000	FedEx Corporation	3.40%		01/14/2022	4,361,662
8,660,000	Ford Motor Credit Company LLC (3 Month LIBOR USD + 1.24%)	3.92%		02/15/2023	8,195,361
5,670,000	General Electric Company	2.70%		10/09/2022	5,571,452
5,552,000	General Mills, Inc.	3.15%		12/15/2021	5,599,044
5,915,000	General Motors Financial Company	2.65%		04/13/2020	5,892,433
3,358,000	General Motors Financial Company	3.20%		07/06/2021	3,345,150
4,605,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	4,590,554
5,355,000	Goldman Sachs Group, Inc.	3.20%		06/05/2020	5,389,619
7,270,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	7,320,910
610,000	Kinder Morgan Energy Partners LP	6.85%		02/15/2020	629,856
10,266,000	Kinder Morgan, Inc.	3.05%		12/01/2019	10,277,670
5,180,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	3.80%		12/29/2021	5,192,739
5,355,000	Microchip Technology, Inc.	3.92%	^	06/01/2021	5,404,988
10,840,000	Mondelez International, Inc.	3.00%		05/07/2020	10,871,798
11,015,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	3.69%		07/22/2022	11,076,282
6,030,000	NextEra Energy Capital Holdings, Inc.	3.34%		09/01/2020	6,076,906
10,738,000	Northrop Grumman Corporation	2.08%		10/15/2020	10,643,045
3,755,000	PNC Bank	2.45%		11/05/2020	3,741,791
6,358,000	PNC Funding Corporation	4.38%		08/11/2020	6,509,795
555,000	PNC Funding Corporation	3.30%		03/08/2022	564,421

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,650,000	Prudential Financial, Inc.	7.38%		06/15/2019	8,726,318
679,000	Prudential Financial, Inc.	4.50%		11/15/2020	698,303
1,770,000	Prudential Financial, Inc.	4.50%		11/16/2021	1,848,138
5,240,000	PSEG Power LLC	3.85%		06/01/2023	5,373,818
5,325,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	5,447,386
6,699,000	Sherwin-Williams Company	2.25%		05/15/2020	6,661,098
4,625,000	Synchrony Financial	3.75%		08/15/2021	4,677,048
11,086,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	11,273,345
5,030,000	Union Pacific Corporation	3.20%		06/08/2021	5,083,268
5,605,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	3.78%		05/15/2025	5,610,302
10,515,000	Wells Fargo & Company	2.60%		01/15/2021	10,487,307
5,365,000	Welltower, Inc.	3.63%		03/15/2024	5,463,262

	Total US Corporate Bonds (Cost $365,620,139)				366,352,700

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 4.8%

	Federal Home Loan Mortgage Corporation Pass-Thru,
128,406,778	Series K722-X1	1.31%	# I/O	03/25/2023	5,345,625

	Federal Home Loan Mortgage Corporation,
245,267	Pool N70081	5.50%		07/01/2038	272,604

	Federal Home Loan Mortgage Corporation,
2,014,214	Series 3025-FW (1 Month LIBOR USD + 0.25%, 0.25% Floor, 7.00% Cap)	2.73%		08/15/2035	2,004,378
48,188	Series 3818-JA	4.50%		01/15/2040	48,320
30,522	Series 3872-BA	4.00%		06/15/2041	30,974
2,434,763	Series 4050-BC	2.00%		05/15/2041	2,391,377
1,008,571	Series 4074-KF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	2.78%		02/15/2041	1,005,796
1,197,012	Series 4238-FD (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	2.78%		02/15/2042	1,197,441
3,011,632	Series 4381-FK (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.83%		06/15/2044	2,994,410
15,515,421	Series 4484-CD	1.75%		07/15/2030	15,148,046
7,379,183	Series 4631-GF (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap)	2.98%		11/15/2046	7,405,203
13,432,282	Series 4725-FB (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.83%		08/15/2047	13,345,413
19,050,656	Series 4768-FG (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.78%		03/15/2048	18,868,589
10,632,830	Series 4824-FC (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.83%		09/15/2048	10,600,743

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
9,827,501	Series 4842-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.83%	11/15/2048	9,803,496

	Federal National Mortgage Association Pass-Thru,
112,173	Pool AB3850	4.00%	11/01/2041	115,014
8,867,107	Pool AL2987 (12 Month LIBOR USD + 1.63%, 7.33% Cap)	2.33%	11/01/2042	9,076,806
2,893,561	Pool AL4292	4.50%	04/01/2026	2,977,590

	Federal National Mortgage Association,
2,895,794	Pool AL9932	3.04%	01/01/2024	2,926,062

	Federal National Mortgage Association,
3,113,444	Series 2006-97-FE (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.94%	10/25/2035	3,121,545
1,221,062	Series 2010-113-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap)	2.89%	10/25/2040	1,223,192
1,078,890	Series 2011-128-FK (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	2.84%	07/25/2041	1,079,007
19,415,222	Series 2011-63-FP (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	2.81%	07/25/2041	19,383,181
113,964	Series 2011-64-DB	4.00%	07/25/2041	118,925
2,733,585	Series 2012-110-MF (1 Month LIBOR USD + 0.46%, 0.46% Floor, 6.50% Cap)	2.95%	10/25/2042	2,736,083
1,420,981	Series 2012-111-JF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.89%	07/25/2040	1,425,134
10,038,499	Series 2012-56-FA (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap)	3.04%	06/25/2042	10,100,220
21,153,925	Series 2012-56-FK (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.94%	06/25/2042	21,159,670
3,076,554	Series 2013-81-EF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.84%	12/25/2042	3,072,024
12,943,392	Series 2016-89-FH (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap)	2.99%	12/25/2046	12,999,031
24,401,863	Series 2017-96-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.89%	12/25/2057	24,454,403
14,706,128	Series 2018-15-JF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%	03/25/2048	14,564,178
13,843,052	Series 2018-49-FB (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%	07/25/2048	13,721,456
22,442,866	Series 2018-55-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%	08/25/2048	22,320,180
14,855,806	Series 2018-64-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.84%	09/25/2048	14,809,572

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
22,584,442	Series 2018-70-HF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.84%		10/25/2058	22,692,098
20,192,076	Series 2018-71-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%		09/25/2048	20,093,414
13,910,329	Series 2018-77-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%		10/25/2048	13,834,286
5,906,570	Series 2019-6-KF (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.94%		03/25/2049	5,898,680

	Total US Government and Agency Mortgage Backed Obligations (Cost $332,640,248)				334,364,166

US GOVERNMENT AND AGENCY OBLIGATIONS 5.6%
99,795,038	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2019	99,873,003
33,900,000	United States Treasury Notes	2.25%		03/31/2020	33,851,666
45,000,000	United States Treasury Notes	1.63%		10/15/2020	44,520,117
50,000,000	United States Treasury Notes	2.75%		08/15/2021	50,575,195
42,800,000	United States Treasury Notes	1.63%		08/31/2022	41,960,719
80,000,000	United States Treasury Notes	1.50%		03/31/2023	77,793,750
42,800,000	United States Treasury Notes	1.63%		04/30/2023	41,799,383

	Total US Government and Agency Obligations (Cost $386,897,453)				390,373,833

AFFILIATED MUTUAL FUNDS 0.7%
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)				49,000,000

	Total Affiliated Mutual Funds (Cost $50,000,000)				49,000,000

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
89,329	Frontera Energy Corporation				764,717

	Total Exchange Traded Funds and Common Stocks (Cost $8,231,569)				764,717

SHORT TERM INVESTMENTS 4.3%
47,457,909	First American Government Obligations Fund - Class U	2.35%	♦		47,457,909
47,457,909	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		47,457,909

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
47,457,909	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		47,457,909
4,500,000	United States Treasury Bills	0.00%		04/25/2019	4,492,995
49,700,000	United States Treasury Bills	0.00%		07/11/2019	49,370,059
49,800,000	United States Treasury Bills	0.00%		08/15/2019	49,352,196
53,900,000	United States Treasury Bills	0.00%		11/07/2019	53,134,390

	Total Short Term Investments (Cost $298,660,836)				298,723,367

	Total Investments 99.7% (Cost $6,932,763,043)				6,917,773,829
	Other Assets in Excess of Liabilities 0.3%				18,554,632

	NET ASSETS 100.0%				$6,936,328,461

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	18.2%
Non-Agency Commercial Mortgage Backed Obligations	16.8%
Foreign Corporate Bonds	15.8%
Collateralized Loan Obligations	14.8%
Asset Backed Obligations	7.7%
US Government and Agency Obligations	5.6%
US Corporate Bonds	5.3%
US Government and Agency Mortgage Backed Obligations	4.8%
Bank Loans	4.7%
Short Term Investments	4.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.0%
Affiliated Mutual Funds	0.7%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	0.3%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligation	18.2%
Non-Agency Commercial Mortgage Backed Obligation	16.8%
Collateralized Loan Obligation	14.8%
Asset Backed Obligations	7.7%
Banking	7.6%
US Government and Agency Obligations	5.6%
US Government and Agency Mortgage Backed Obligations	4.8%
Short Term Investment	4.3%
Energy	2.9%
Telecommunications	1.9%
Healthcare	1.3%
Transportation	1.1%
Utilities	1.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.0%
Business Equipment and Services	0.8%
Affiliated Mutual Funds	0.7%
Chemicals/Plastics	0.7%
Hotels/Motels/Inns and Casinos	0.7%
Media	0.7%
Mining	0.7%
Pharmaceuticals	0.7%
Finance	0.6%
Automotive	0.5%

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Building and Development (including Steel/Metals)	0.4%
Consumer Products	0.4%
Food Products	0.4%
Food Service	0.4%
Pulp & Paper	0.4%
Aerospace & Defense	0.3%
Conglomerates	0.3%
Electronics/Electric	0.3%
Industrial Equipment	0.3%
Beverage and Tobacco	0.2%
Chemical Products	0.2%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Insurance	0.2%
Retailers (other than Food/Drug)	0.2%
Technology	0.1%
Commercial Services	0.1%
Containers and Glass Products	0.1%
Diversified Manufacturing	0.1%
Financial Intermediaries	0.1%
Real Estate	0.0%	~
Leisure	0.0%	~
Other Assets and Liabilities	0.3%

	100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $3,892,513,891 or 56.1% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2019.

†	Perpetual Maturity

I/O	Interest only security

P/O	Principal only security

Þ	Value determined using significant unobservable inputs.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2019.

♦	Seven-day yield as of March 31, 2019

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the year ended March 31, 2019 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at March 31, 2019	Value at March 31, 2019	Change in Unrealized for the Year Ended March 31, 2019	Dividend Income Earned in the Year Ended March 31, 2019	Net Realized Gain (Loss) in the Year Ended March 31, 2019
DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)	$48,500,000	$—	$—	5,000,000	$49,000,000	$500,000	$1,464,701	$35,450

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	51

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 87.2%

AEROSPACE & DEFENSE 2.5%

	American Airlines, Inc.,
2,540,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.48%		12/15/2023	2,496,185

	Dynasty Acquisition Company, Inc.,
416,224	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%		01/23/2026	416,946
223,776	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%		01/23/2026	224,164

	StandardAero Aviation Holdings, Inc.,
1,703,068	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		07/07/2022	1,707,334

	Syncreon Global Finance Inc.,
2,315,776	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.99%		10/28/2020	1,519,149

	Transdigm, Inc.,
3,000,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%		05/30/2025	2,927,040

	WP CPP Holdings, LLC,
2,608,150	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.51%		04/30/2025	2,593,153

					11,883,971

AUTOMOTIVE 2.2%

	American Tire Distributors, Inc.,
1,500,746	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	10.13%		08/30/2024	1,346,544

	Mavis Tire Express Services Corporation,
254,426	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	2.00%	&	03/20/2025	248,702
1,921,628	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.74%		03/20/2025	1,878,391

	Panther BF Aggregator 2 LP,
3,700,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.12%		03/18/2026	3,662,963

	Pisces Midco, Inc.,
2,269,509	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.55%		04/12/2025	2,181,565

	Wand NewCo 3, Inc.,
1,255,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.98%		02/05/2026	1,257,981

					10,576,146

BEVERAGE AND TOBACCO 0.3%

	Arctic Glacier U.S.A., Inc.,
1,687,454	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%		03/20/2024	1,672,689

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 3.6%

	Aleris International, Inc.,
2,367,113	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.25%	02/27/2023	2,371,255

	Capital Automotive L.P.,
360,596	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.50%	03/24/2025	361,837

	Covia Holdings Corporation,
1,309,164	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	6.16%	06/02/2025	1,122,405

	Foresight Energy LLC,
3,478,096	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	8.38%	03/28/2022	3,415,769

	Forest City Enterprises, L.P.,
1,985,025	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%	12/08/2025	1,996,191

	Forterra Finance, LLC,
2,735,267	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	10/25/2023	2,527,181

	GrafTech Finance, Inc.,
3,637,649	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	02/12/2025	3,633,102

	Phoenix Services International LLC,
782,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.24%	03/03/2025	778,193

	U.S. Silica Company,
796,295	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%	05/01/2025	754,864

				16,960,797

BUSINESS EQUIPMENT AND SERVICES 10.4%

	Allied Universal Holdco LLC,
3,061,084	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	07/28/2022	2,967,721
79,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%	07/28/2022	78,104

	Brand Energy & Infrastructure Services Inc,
	Senior Secured First Lien Term Loan
383,739	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	7.01%	04/23/2019	368,602
1,284,690	(2 Month LIBOR USD + 4.25%, 1.00% Floor)	6.90%	06/21/2024	1,234,016

	Capri Acquisitions BidCo Limited,
3,727,139	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.99%	11/01/2024	3,678,220

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Change Healthcare Holdings, Inc.,
2,707,999	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	03/01/2024	2,676,275

	Cvent, Inc.,
3,514,778	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	11/29/2024	3,448,876

	Deerfield Holdings Corporation,
2,635,287	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	02/13/2025	2,588,629

	EAB Global, Inc.,
3,428,401	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.41%	11/15/2024	3,355,548

	First Data Corporation,
2,600,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%	04/26/2024	2,595,411

	Flexential Intermediate Corporation,
2,970,537	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.10%	08/01/2024	2,730,117

	Garda World Security Corporation,
1,293,546	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.12%	05/24/2024	1,279,640

	Genesys Telecommunications Laboratories, Inc.,
2,621,927	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	12/01/2023	2,593,414

	ION Trading Technologies S.a.R.L,
1,775,936	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.65%	11/21/2024	1,729,628

	IRI Holdings, Inc.,
1,805,680	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	7.13%	12/01/2025	1,783,786

	KAR Auction Services, Inc.,
620,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.13%	03/09/2023	619,225

	Mitchell International, Inc.,
2,225,815	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	11/29/2024	2,145,485
650,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.75%	12/01/2025	634,562

	Monitronics International, Inc.,
777,081	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	8.10%	09/30/2022	653,580

	ServiceMaster Company, LLC,
487,952	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	11/08/2023	487,496

	SMG US Midco 2, Inc.,
2,673,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	01/23/2025	2,645,147

	Solera, LLC,
1,302,805	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	03/03/2023	1,294,402

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Tempo Acquisition, LLC,
1,296,701	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	05/01/2024	1,286,333

	The Dun & Bradstreet Corporation,
685,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.49%	02/09/2026	678,578

	Trans Union LLC,
2,493,471	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	04/10/2023	2,474,546

	Travelport Finance SARL,
1,120,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.59%	03/18/2026	1,090,600

	Worldpay, LLC,
	Senior Secured First Lien Term Loan
872,796	(1 Week LIBOR USD + 1.75%)	4.16%	04/02/2019	872,093
1,620,907	(1 Month LIBOR USD + 1.75%)	4.23%	08/09/2024	1,619,602

				49,609,636

CHEMICALS/PLASTICS 2.6%

	Axalta Coating Systems Dutch Holding B B.V.,
1,963,211	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.35%	05/31/2024	1,924,565

	Messer Industries, L.L.C.,
1,985,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.10%	03/02/2026	1,947,791

	Natgasoline LLC,
1,326,675	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.13%	11/14/2025	1,329,992

	Polar US Borrower, LLC,
797,993	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.35%	10/15/2025	798,991

	Solenis International, L.P.,
2,612,216	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.63%	06/26/2025	2,577,382
675,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	11.13%	06/26/2026	649,687

	Starfruit US Holdco LLC,
3,234,803	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.74%	10/01/2025	3,196,406

				12,424,814

CONSUMER PRODUCTS 0.7%

	Bright Bidco B.V.,
	Senior Secured First Lien Term Loan
1,443,131	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%	06/28/2024	1,125,642
679,120	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	06/28/2024	529,714

	SIWF Holdings, Inc.,
1,453,702	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.74%	06/13/2025	1,439,165

				3,094,521

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	53

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
COSMETICS/TOILETRIES 0.6%

	Kronos Acquisition Holdings Inc.,
2,916,903	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%	05/15/2023	2,732,176

CONTAINERS AND GLASS PRODUCTS 0.5%

	Berry Global Group, Inc.,
235,660	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.00%)	4.61%	10/01/2022	234,494

	Klockner-Pentaplast of America, Inc.,
2,174,950	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%	06/30/2022	1,915,326

				2,149,820

ELECTRONICS/ELECTRIC 11.5%

	Access CIG, LLC,
2,799,097	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%	02/27/2025	2,771,106

	Almonde, Inc.,
2,150,222	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%	06/13/2024	2,078,437
669,162	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.85%	06/16/2025	646,441

	Blackhawk Network Holdings Inc.,
1,963,511	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	06/16/2025	1,933,077

	Boxer Parent Company, Inc.,
2,679,944	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.85%	10/02/2025	2,629,816

	Canyon Valor Companies, Inc.,
1,246,673	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%	06/16/2023	1,239,274

	CommScope, Inc.,
2,070,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.05%	02/06/2026	2,071,718

	Dell International L.L.C.,
1,953,652	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.75% Floor)	4.50%	09/07/2023	1,933,959

	Financial & Risk US Holdings, Inc.,
4,119,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	10/01/2025	4,007,125

	Flexera Software LLC,
2,204,772	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	02/26/2025	2,197,055

	GoodRX, Inc.,
2,568,563	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.49%	10/10/2025	2,545,022

	Hyland Software, Inc.,
2,933,846	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.00%	07/01/2024	2,933,538
1,025,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	9.50%	07/07/2025	1,025,641

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Project Alpha Intermediate Holding, Inc.,
2,636,887	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	6.37%	04/26/2024	2,577,557

	Renaissance Holding Corporation,
3,746,527	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	06/02/2025	3,601,349

	SCS Holdings I Inc.,
2,646,265	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%	10/31/2022	2,658,398

	SolarWinds Holdings, Inc.,
2,306,323	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	02/05/2024	2,286,143

	Sophia, L.P.,
1,855,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.85%	09/30/2022	1,846,114

	SS&C Technologies, Inc.,
807,199	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%	04/16/2025	801,759
1,122,673	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%	04/16/2025	1,115,106

	Uber Technologies, Inc.,
3,396,365	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.49%	04/04/2025	3,403,157

	Vertafore, Inc.,
3,241,441	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	07/02/2025	3,189,335

	Web.Com Group, Inc.,
2,008,174	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%	10/10/2025	1,984,336
826,194	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	10.24%	10/09/2026	815,866

	WeddingWire, Inc.,
2,281,096	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.99%	12/19/2025	2,279,670

				54,570,999

ENERGY 4.6%

	BCP Renaissance Parent L.L.C.,
2,239,958	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.24%	10/31/2024	2,234,963

	Brazos Delaware II, LLC,
3,255,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.49%	05/21/2025	3,099,141

	Gavilan Resources, LLC,
620,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.49%	03/01/2024	487,320

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Gulf Finance, LLC,
	Senior Secured First Lien Term Loan
1,639,943	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.86%	06/28/2019	1,313,660
2,792,335	(1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.75%	05/01/2019	2,236,772

	Lucid Energy Group II Borrower, LLC,
2,875,950	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%	02/18/2025	2,729,636

	McDermott International, Inc.,
1,273,946	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.50%	05/12/2025	1,224,001

	Oryx Southern Delaware Holdings LLC,
3,300,141	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	02/28/2025	3,199,767

	Prairie ECI Acquiror LP,
940,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.37%	03/11/2026	943,915

	Traverse Midstream Partners LLC,
3,198,925	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%	09/27/2024	3,201,932

	Ultra Resources, Inc.,
1,577,173	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor, 0.25% PIK)	6.49%	04/12/2024	1,375,595

				22,046,702

FINANCIAL INTERMEDIARIES 1.2%

	Millennium Trust Company, LLC,
4,035,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.74%	02/27/2026	3,987,104

	RPI Finance Trust,
1,080,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	03/27/2023	1,075,275

	The Edelman Financial Center, LLC,
379,255	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.04%	07/21/2025	376,767
290,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	9.54%	07/20/2026	292,175

				5,731,321

FOOD PRODUCTS 1.8%

	8th Avenue Food & Provisions, Inc.,
269,325	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%	10/01/2025	269,796

	CHG PPC Parent LLC,
2,878,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	03/31/2025	2,835,076

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	CSM Bakery Solutions LLC,
2,845,662	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.80%	07/03/2020	2,729,459

	Jacobs Douwe Egberts International B.V.,
2,500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.56%	11/03/2025	2,485,413

				8,319,744

FOOD SERVICE 1.6%

	Aramark Services, Inc.,
1,060,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	03/11/2025	1,053,211

	Houston Foods, Inc.,
1,707,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	07/21/2025	1,683,627

	IRB Holding Corporation,
1,599,822	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.74%	02/05/2025	1,562,970

	TKC Holdings, Inc.,
3,186,926	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	02/01/2023	3,135,139

				7,434,947

FOOD/DRUG RETAILERS 0.9%

	Albertson’s LLC,
1,681,443	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.48%	06/22/2023	1,669,261

	GOBP Holdings, Inc.,
2,610,023	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.35%	10/22/2025	2,591,101

				4,260,362

HEALTHCARE 11.6%

	Acadia Healthcare Company, Inc.,
902,695	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	02/16/2023	897,054

	Agiliti Health, Inc.,
1,120,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	01/05/2026	1,118,600

	Air Medical Group Holdings, Inc.,
1,829,551	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.74%	04/28/2022	1,727,407

	Air Methods Corporation,
2,253,438	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%	04/22/2024	1,706,281

	Alera Group Intermediate Holdings, Inc.,
1,036,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.99%	08/01/2025	1,044,054

	Athenahealth, Inc.,
2,965,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	7.20%	02/11/2026	2,931,644

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	55

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Auris Luxembourg III Sarl,
2,455,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		02/27/2026	2,458,069

	Avantor, Inc.,
3,408,352	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		11/21/2024	3,417,929

	Concentra, Inc.,
1,407,646	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.24%		06/01/2022	1,401,199

	CVS Holdings I, LP,
1,933,470	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%		02/06/2025	1,873,049

	Dentalcorp Perfect Smile ULC,
633,534	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	&	06/06/2025	619,279
2,524,920	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		06/06/2025	2,468,109

	Envision Healthcare Corporation,
1,496,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		10/10/2025	1,403,363

	Equian Buyer Corporation,
1,231,865	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		05/20/2024	1,211,848

	Explorer Holdings, Inc.,
2,219,953	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.35%		05/02/2023	2,204,702

	Gentiva Health Services, Inc.,
3,292,112	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		07/02/2025	3,304,458
1,265,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%		07/02/2026	1,296,625

	Grifols Worldwide Operations USA, Inc.,
2,493,639	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.25%)	4.66%		01/31/2025	2,481,308

	IQVIA Inc.,
1,658,438	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.60%		01/17/2025	1,655,950

	MPH Acquisition Holdings LLC,
1,895,859	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.35%		06/07/2023	1,839,438

	Outcomes Group Holdings, Inc.,
1,965,075	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%		10/24/2025	1,928,230

	Parexel International Corporation,
1,777,061	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		09/27/2024	1,716,455

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
1,234,965	(3 Month LIBOR USD + 4.75%)	7.55%		04/09/2019	1,239,595
1,234,965	(3 Month LIBOR USD + 4.75%)	7.37%		04/09/2019	1,234,965
1,162,320	(2 Month LIBOR USD + 4.75%)	7.34%		07/09/2025	1,171,310

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	RegionalCare Hospital Partners Holdings, Inc.,
1,496,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.98%	11/14/2025	1,482,926

	Select Medical Corporation,
656,584	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.98%	03/01/2021	654,943

	Sound Inpatient Physicians, Inc.,
2,967,327	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	06/27/2025	2,939,137
300,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.25%	06/26/2026	299,532

	Verscend Holding Corporation,
3,659,561	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	08/27/2025	3,641,263

	Wink Holdco, Inc.,
1,963,268	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	12/02/2024	1,906,824

				55,275,546

HOTELS/MOTELS/INNS AND CASINOS 5.0%

	Caesars Resort Collection, LLC,
2,493,687	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	12/23/2024	2,464,735

	CEOC, LLC,
2,796,971	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%	10/04/2024	2,738,934

	ESH Hospitality, Inc.,
2,743,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	08/30/2023	2,729,982

	Hilton Worldwide Finance LLC,
3,350,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.24%	10/25/2023	3,346,080

	MGM Growth Properties Operating Partnership LP,
2,923,573	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	03/21/2025	2,888,344

	Playa Resorts Holding B.V.,
2,663,844	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	04/29/2024	2,567,293

	Scientific Games International, Inc.,
	Senior Secured First Lien Term Loan
1,585,415	(2 Month LIBOR USD + 2.75%)	5.33%	04/30/2019	1,546,771
371,888	(1 Month LIBOR USD + 2.75%)	5.25%	04/30/2019	362,823

	VICI Properties 1 LLC,
2,500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%	12/20/2024	2,460,162

	Wyndham Hotels & Resorts, Inc.,
2,510,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	05/30/2025	2,481,763

				23,586,887

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
INDUSTRIAL EQUIPMENT 2.2%

	CPM Holdings, Inc.,
478,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	11/17/2025	475,808

	DexKo Global Inc.,
339,482	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	07/24/2024	334,984

	Filtration Group Corporation,
1,215,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	03/31/2025	1,209,940

	Gates Global LLC,
1,231,873	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	04/01/2024	1,217,904

	Hayward Industries, Inc.,
1,243,671	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%	08/05/2024	1,222,298

	LTI Holdings, Inc.,
637,576	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%	09/08/2025	614,993

	Milacron LLC,
2,720,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	09/28/2023	2,665,600

	Titan Acquisition Limited,
1,978,099	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	03/28/2025	1,845,071

	Yak Access, LLC,
849,615	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.50%	07/11/2025	726,421

				10,313,019

INSURANCE 3.5%

	Achilles Acquisition LLC,
1,070,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.50%	10/13/2025	1,064,650

	Acrisure, LLC,
923,025	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.38%	11/22/2023	911,487
3,040,957	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.88%	11/22/2023	3,027,015

	AssuredPartners, Inc.,
3,388,428	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	10/22/2024	3,288,470

	Asurion, LLC,
1,942,476	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	11/03/2023	1,936,619
1,375,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	9.00%	08/04/2025	1,397,199

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Frontdoor, Inc.,
1,061,968	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	08/18/2025	1,059,319

	Sedgwick Claims Management Services, Inc.,
1,147,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	12/31/2025	1,125,496

	York Risk Services Holding Corporation,
2,742,622	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	10/01/2021	2,581,493

				16,391,748

LEISURE 3.1%

	Alterra Mountain Company,
2,687,488	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	07/31/2024	2,677,839

	ClubCorp Holdings, Inc.,
2,289,408	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%	09/18/2024	2,172,648

	Delta 2 SARL,
1,384,449	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	5.00%	02/01/2024	1,337,378

	Equinox Holdings, Inc.,
2,984,155	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%	03/08/2024	2,969,980

	Lakeland Tours, LLC,
1,187,971	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.61%	12/16/2024	1,183,516

	Life Time Fitness, Inc.,
1,951,052	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.38%	06/10/2022	1,931,883

	Travel Leaders Group, LLC,
1,697,175	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%	01/25/2024	1,702,827

	UFC Holdings, LLC,
819,388	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	08/18/2023	815,299

				14,791,370

MEDIA 4.9%

	CBS Radio Inc.,
2,326,031	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	11/18/2024	2,266,717

	Cengage Learning, Inc.,
2,631,102	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.74%	06/07/2023	2,374,978

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	57

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	CSC Holdings, LLC,
1,350,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.73%	07/17/2025	1,313,840
650,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.73%	01/15/2026	632,612
1,245,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.59%	04/15/2027	1,241,501

	Getty Images, Inc.,
413,963	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	02/19/2026	411,570

	Gray Television, Inc.,
1,947,983	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.98%	01/02/2026	1,929,419

	Learfield Communications LLC,
283,926	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	12/01/2023	283,306

	NEP Group, Inc.,
1,605,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	10/20/2025	1,595,938
325,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%	10/19/2026	321,750

	Numericable U.S. LLC,
1,321,688	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%	08/14/2026	1,270,472

	Radiate Holdco, LLC,
2,850,628	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.50%	02/01/2024	2,791,250

	RentPath, Inc.,
2,572,252	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.25%	12/17/2021	1,947,053

	Southern Graphics Inc.,
	Senior Secured First Lien Term Loan
1,439,805	(2 Month LIBOR USD + 3.25%)	5.83%	04/30/2019	1,234,633
1,276,808	(1 Month LIBOR USD + 3.25%)	5.83%	04/30/2019	1,094,863

	Tribune Media Company,
207,977	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.50%	12/24/2020	208,205

	Virgin Media Bristol LLC,
2,510,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.98%	01/15/2026	2,486,243

				23,404,350

PHARMACEUTICALS 0.3%

	Jaguar Holding Company II,
1,496,114	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	5.00%	08/18/2022	1,483,457

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
RETAILERS (OTHER THAN FOOD/DRUG) 2.7%

	Bass Pro Group, LLC,
591,995	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	7.50%	09/25/2024	579,859

	BJ’s Wholesale Club, Inc.,
3,346,036	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	02/02/2024	3,342,238

	EG America LLC,
2,694,051	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.60%	02/06/2025	2,637,476

	Harbor Freight Tools USA, Inc.,
1,160,380	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	5.00%	08/18/2023	1,136,203

	Jo-Ann Stores, LLC,
2,176,103	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	7.76%	10/20/2023	2,170,663

	PetSmart, Inc.,
1,578,832	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%	03/11/2022	1,420,167

	Staples, Inc.,
1,525,688	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.49%	09/12/2024	1,516,144

				12,802,750

TELECOMMUNICATIONS 5.7%

	Avaya, Inc.,
	Senior Secured First Lien Term Loan
900,557	(2 Month LIBOR USD + 4.25%)	6.84%	12/16/2024	898,212
1,469,331	(1 Month LIBOR USD + 4.25%)	6.73%	04/15/2019	1,465,503

	CenturyLink, Inc.,
3,372,313	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	04/15/2019	3,313,314

	Cincinnati Bell Inc.,
2,211,693	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	10/02/2024	2,193,524

	Cyxtera DC Holdings, Inc.,
2,916,692	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.60%	05/01/2024	2,831,626
625,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.86%	05/01/2025	571,875

	Digicel International Finance Ltd,
999,625	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.88%	05/27/2024	890,921

	GTT Communications, Inc.,
3,843,239	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	06/02/2025	3,632,194

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Intelsat Jackson Holdings S.A.,
2,640,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.24%		11/30/2023	2,604,518

	MLN US HoldCo LLC,
2,485,596	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%		11/28/2025	2,447,690
935,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	11.25%		11/30/2026	919,418

	Securus Technologies Holdings LLC,
700,000	Senior Secured First Lien Delayed-Draw Term Loan	7.10%	±&	11/01/2024	689,937
3,158,569	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.00%		11/01/2024	3,143,440

	Speedcast International Limited,
1,587,005	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%		05/15/2025	1,542,704

					27,144,876

TRANSPORTATION 1.1%

	Kenan Advantage Group, Inc.,
1,924,433	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%		08/01/2022	1,896,048

	PODS, LLC,
3,506,813	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.24%		12/06/2024	3,447,285

					5,343,333

UTILITIES 2.1%

	Brookfield WEC Holdings Inc.,
462,765	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.25%		08/01/2025	462,541

	Compass Power Generation, L.L.C.,
1,415,888	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%		12/20/2024	1,417,955

	Edgewater Generation, L.L.C.,
2,435,825	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		12/12/2025	2,434,303

	Exgen Renewables IV, LLC,
408,523	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.63%		11/29/2024	384,141

	PowerTeam Services, LLC,
2,316,365	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.85%		03/06/2025	2,220,815

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	USIC Holdings, Inc.,
490,151	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		12/08/2023	478,919

	Vistra Operations Company LLC,
	Senior Secured First Lien Term Loan
653,554	(1 Month LIBOR USD + 2.00%)	4.50%		04/30/2019	644,894
1,860,114	(1 Month LIBOR USD + 2.00%)	4.48%		04/17/2019	1,835,468

					9,879,036

	Total Bank Loans (Cost $422,064,209)				413,885,017

COLLATERALIZED LOAN OBLIGATIONS 0.4%

	Canyon Capital Ltd.,
1,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	9.04%	^	07/15/2030	946,935

	Octagon Investment Partners Ltd.,
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.96%	^	03/17/2030	968,772

	Total Collateralized Loan Obligations (Cost $1,969,770)				1,915,707

CORPORATE BONDS 8.1%

AUTOMOTIVE 0.2%
875,000	Panther BF Aggregator LP	6.25%	^	05/15/2026	894,688

BANKING 0.4%
2,000,000	JPMorgan Chase Bank (3 Month LIBOR USD + 0.37%)	3.05%		02/19/2021	2,002,722

FINANCE 0.4%
2,000,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	2,056,700

FOOD SERVICE 0.4%
2,000,000	Golden Nugget, Inc.	6.75%	^	10/15/2024	2,015,000

HEALTHCARE 3.3%
2,000,000	Avantor, Inc.	9.00%	^	10/01/2025	2,172,500
5,000,000	Centene Corporation	5.63%		02/15/2021	5,081,250
3,000,000	HCA Healthcare, Inc.	6.25%		02/15/2021	3,160,050
3,000,000	HCA, Inc.	6.50%		02/15/2020	3,088,268
2,000,000	Select Medical Corporation	6.38%		06/01/2021	2,010,000

					15,512,068

INSURANCE 0.4%
2,000,000	Alliant Holdings Intermediate LLC	8.25%	^	08/01/2023	2,060,000

MEDIA 0.6%
3,000,000	CCO Holdings LLC	5.25%		09/30/2022	3,061,875

PHARMACEUTICALS 1.1%
5,000,000	Bausch Health Companies, Inc.	6.50%	^	03/15/2022	5,181,250

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	59

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
TECHNOLOGY 0.2%
750,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	781,875

TELECOMMUNICATIONS 1.1%
5,000,000	Level 3 Financing, Inc.	5.38%		08/15/2022	5,037,500

	Total Corporate Bonds (Cost $38,162,902)				38,603,678

FOREIGN CORPORATE BONDS 1.5%

AUTOMOTIVE 0.4%
2,000,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.88%)	3.54%	^	02/22/2022	2,005,668

FOOD SERVICE 1.1%
5,000,000	New Red Finance, Inc.	4.63%	^	01/15/2022	5,036,050

	Total Foreign Corporate Bonds (Cost $6,941,399)				7,041,718

SHORT TERM INVESTMENTS 4.8%
7,531,972	First American Government Obligations Fund - Class U	2.35%	♦		7,531,972

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,531,973	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		7,531,973
7,531,973	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		7,531,973

	Total Short Term Investments (Cost $22,595,918)				22,595,918

	Total Investments 102.0% (Cost $491,734,198)				484,042,038
	Liabilities in Excess of Other Assets (2.0)%				(9,605,712)

	NET ASSETS 100.0%				$474,436,326

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	87.2%
US Corporate Bonds	8.1%
Short Term Investments	4.8%
Foreign Corporate Bonds	1.5%
Collateralized Loan Obligations	0.4%
Other Assets and Liabilities	(2.0)%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $22,062,738 or 4.7% of net assets.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate desclosed is as of March 31, 2019.

&	Unfunded or partially unfunded loan commitment. At March 31, 2019, the value of these securities amounted to $1,557,918 or 0.3% of net assets.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

♦	Seven-day yield as of March 31, 2019

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 6.5%

	AASET Ltd.,
5,105,661	Series 2018-1A-A	3.84%	^	01/16/2038	5,110,527

	Avant Loans Funding Trust,
6,931,128	Series 2018-B-A	3.42%	^	01/18/2022	6,939,780
8,500,000	Series 2019-A-A	3.48%	^	07/15/2022	8,526,809

	Castlelake Aircraft Securitization Trust,
7,414,147	Series 2018-1-A	4.13%	^	06/15/2043	7,521,274

	College Ave Student Loans LLC,
2,250,000	Series 2017-A-B	4.50%	^	11/26/2046	2,311,524

	Colony American Finance Ltd.,
353,213	Series 2016-1-A	2.54%	^	06/15/2048	348,736

	Colony Starwood Homes Trust,
3,868,241	Series 2016-2A-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.83%	^	12/17/2033	3,876,217

	DRB Prime Student Loan Trust,
2,428,390	Series 2017-A-B	3.10%	#^	05/27/2042	2,410,753

	Earnest Student Loan Program,
5,211,915	Series 2017-A-A2	2.65%	^	01/25/2041	5,163,300

	Flagship Credit Auto Trust,
1,889,360	Series 2016-3-B	2.43%	^	06/15/2021	1,887,517
8,120,000	Series 2016-4-C	2.71%	^	11/15/2022	8,092,440
6,850,000	Series 2017-1-C	3.22%	^	05/15/2023	6,872,195
6,650,000	Series 2017-4-B	2.66%	^	10/17/2022	6,615,733

	Foundation Finance Trust,
10,000,000	Series 2019-1A-A	3.86%	^	11/15/2034	10,047,170

	Global SC Finance Ltd.,
4,537,500	Series 2018-1A-A	4.29%	^	05/17/2038	4,633,207

	Hardee’s Funding LLC,
9,950,000	Series 2018-1A-A2I	4.25%	^	06/20/2048	10,077,658

	Helios Issuer LLC,
11,491,071	Series 2017-1A-A	4.94%	^	09/20/2049	11,829,122

	HERO Funding Trust,
2,911,098	Series 2016-1A-A	4.05%	^	09/20/2041	2,990,989

	Horizon Aircraft Finance Ltd.,
4,903,846	Series 2018-1-A	4.46%	^	12/15/2038	5,032,219

	Jimmy Johns Funding LLC,
19,700,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	20,311,362

	Kabbage Funding LLC,
12,000,000	Series 2019-1-A	3.83%	^	03/15/2024	12,081,352

	Laurel Road Prime Student Loan Trust,
847,873	Series 2017-B-CFX	3.61%	^	08/25/2042	835,259

	Lendmark Funding Trust,
10,000,000	Series 2017-1A-A	2.83%	^	12/22/2025	9,916,493

	Mariner Finance Issuance Trust,
4,391,417	Series 2017-AA-A	3.62%	^	02/20/2029	4,401,577

	Marlette Funding Trust,
7,564,999	Series 2018-4A-A	3.71%	^	12/15/2028	7,618,955

	Mosaic Solar Loan Trust,
1,963,438	Series 2017-1A-A	4.45%	^	06/20/2042	2,001,098
8,805,164	Series 2018-2GS-A	4.20%	^	02/22/2044	8,934,860

	Navient Private Education Loan Trust,
4,500,000	Series 2018-A-B	3.68%	^	02/18/2042	4,589,825

	OneMain Financial Issuance Trust,
15,000,000	Series 2017-1A-A1	2.37%	^	09/14/2032	14,887,325

	Progress Residential Trust,
3,000,000	Series 2016-SFR2-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.98%	^	01/17/2034	3,006,784
1,378,120	Prosper Marketplace Issuance Trust Series	3.11%	^	06/17/2024	1,378,660
20,000,000	SBA Tower Trust	3.17%	^	04/11/2022	19,992,822

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SCF Equipment Leasing LLC,
2,639,072	Series 2017-1A-A	3.77%	^	01/20/2023	2,660,185

	Sierra Timeshare Receivables Funding LLC,
2,685,094	Series 2016-3A-A	2.43%	^	10/20/2033	2,670,614

	SLM Private Credit Student Loan Trust,
7,282,094	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	2.90%		06/15/2039	7,084,123

	SoFi Consumer Loan Program LLC,
941,746	Series 2016-1-A	3.26%	^	08/25/2025	944,690
755,285	Series 2016-3-A	3.05%	^	12/26/2025	755,653

	SoFi Consumer Loan Program Trust, Series 2016-2-A
410,127	Series 2016-2-A	3.09%	^	10/27/2025	410,622
3,137,377	Series 2017-1-A	3.28%	^	01/26/2026	3,148,955
1,648,036	Series 2017-2-A	3.28%	^	02/25/2026	1,652,856
784,187	Series 2017-3-A	2.77%	^	05/25/2026	781,863
302,734	Series 2017-5-A1	2.14%	^	09/25/2026	301,972
500,000	Series 2017-5-A2	2.78%	^	09/25/2026	498,606
2,586,811	Series 2018-1-A1	2.55%	^	02/25/2027	2,580,263
1,490,654	Series 2018-2-A1	2.93%	^	04/26/2027	1,489,420
7,607,202	Series 2019-1-A	3.24%	^	02/25/2028	7,639,788

	SoFi Professional Loan Program,
5,000,000	Series 2017-A-A2B	2.40%	^	03/26/2040	4,912,926

	SpringCastle America Funding LLC,
2,162,289	Series 2016-AA-A	3.05%	^	04/25/2029	2,162,262

	Springleaf Funding Trust,
6,797,344	Series 2016-AA-A	2.90%	^	11/15/2029	6,788,405
20,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	19,851,226

	Spruce Asset Backed Securities Trust,
1,050,664	Series 2016-E1-A	4.32%	^	06/15/2028	1,065,322

	STARR Ltd.,
3,961,683	Series 2018-1-A	4.09%	^	05/15/2043	3,987,525

	TAL Advantage LLC,
19,473,057	Series 2017-1A-A	4.50%	^	04/20/2042	20,038,917

	Thunderbolt Aircraft Lease Ltd.,
13,741,071	Series 2018-A-A	4.15%	^§	09/15/2038	14,015,879
1,446,429	Series 2018-A-B	5.07%	^§	09/15/2038	1,458,962

	Triton Container Finance LLC,
7,450,404	Series 2017-1A-A	3.52%	^	06/20/2042	7,427,724

	Upgrade Receivables Trust,
3,701,601	Series 2018-1A-A	3.76%	^	11/15/2024	3,712,588
8,000,000	Series 2019-1A-A	3.48%	^	03/15/2025	8,021,501

	Vantage Data Centers Issuer LLC,
4,983,333	Series 2018-2A-A2	4.20%	^	11/16/2043	5,101,772

	Westlake Automobile Receivables Trust,
14,000,000	Series 2017-1A-C	2.70%	^	10/17/2022	13,975,312
15,100,000	Series 2017-2A-C	2.59%	^	12/15/2022	15,038,079

	Total Asset Backed Obligations (Cost $377,600,622)				380,421,552

BANK LOANS 7.9%

	8th Avenue Food & Provisions, Inc.,
204,488	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%		10/01/2025	204,845

	Acadia Healthcare Company, Inc.,
1,739,598	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%		02/16/2023	1,728,726

	Access CIG, LLC,
1,122,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%		02/27/2025	1,111,374

	Achilles Acquisition LLC,
765,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.50%		10/13/2025	761,175

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	61

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Acrisure, LLC,
759,263	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.38%	11/22/2023	749,772
3,661,914	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.88%	11/22/2023	3,645,124

	Agiliti Health, Inc.,
820,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	01/05/2026	818,975

	Air Medical Group Holdings, Inc.,
1,998,239	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.74%	04/28/2022	1,886,677

	Air Methods Corporation,
2,013,991	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%	04/22/2024	1,524,974

	Albertson’s LLC,
1,218,797	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.48%	06/22/2023	1,209,967

	Alera Group Intermediate Holdings, Inc.,
699,088	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.99%	08/01/2025	704,115

	Aleris International, Inc.,
1,612,813	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.25%	02/27/2023	1,615,635

	AlixPartners, LLP,
551,158	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	04/04/2024	548,265

	Allied Universal Holdco LLC,
2,002,246	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	07/28/2022	1,941,177
119,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%	07/28/2022	117,156

	Almonde, Inc.,
2,289,441	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%	06/13/2024	2,213,008
735,276	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.85%	06/16/2025	710,309

	Alterra Mountain Company,
2,750,457	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	07/31/2024	2,740,583

	Altra Industrial Motion Corporation,
1,017,705	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	10/01/2025	1,001,168

	American Airlines, Inc.,
560,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.48%	12/15/2023	550,340

	American Renal Holdings, Inc.,
1,173,833	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	06/21/2024	1,119,543

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	American Tire Distributors, Inc.,
1,500,322	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	10.13%	08/30/2024	1,346,164

	Amneal Pharmaceuticals LLC,
2,061,961	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%	05/05/2025	2,060,239

	Applied Systems, Inc.,
2,217,543	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	09/19/2024	2,200,213

	Aramark Services, Inc.,
1,165,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	03/11/2025	1,157,538

	Arctic Glacier U.S.A., Inc.,
539,033	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	03/20/2024	534,316

	Ascend Learning, LLC,
1,135,845	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	07/12/2024	1,114,548

	AssuredPartners, Inc.,
4,667,727	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	10/22/2024	4,530,029

	Asurion, LLC,
2,911,078	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	11/03/2023	2,902,301
579,069	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	11/04/2024	576,017
935,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	9.00%	08/04/2025	950,096

	Athenahealth, Inc.,
2,700,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	7.20%	02/11/2026	2,669,625

	Auris Luxembourg III Sarl,
1,690,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	02/27/2026	1,692,113

	Avantor, Inc.,
3,072,127	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	11/21/2024	3,080,760

	Avaya, Inc.,
	Senior Secured First Lien Term Loan
1,212,058	(2 Month LIBOR USD + 4.25%)	6.85%	12/16/2024	1,208,900
1,977,568	(1 Month LIBOR USD + 4.25%)	6.73%	12/16/2024	1,972,416

	Axalta Coating Systems Dutch Holding B B.V.,
3,503,518	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	4.35%	05/31/2024	3,434,551

	Bass Pro Group, LLC,
417,879	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	7.50%	09/25/2024	409,312

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Bausch Health Companies Inc.,
1,439,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.23%	11/27/2025	1,424,526
430,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.48%	06/02/2025	427,860

	BCP Renaissance Parent L.L.C.,
1,816,275	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.24%	10/31/2024	1,812,225

	Berry Global Group, Inc.,
189,225	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.00%)	4.61%	10/01/2022	188,289

	BJ’s Wholesale Club, Inc.,
4,610,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	02/02/2024	4,604,768

	Blackhawk Network Holdings Inc.,
1,850,787	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	06/16/2025	1,822,100

	Boxer Parent Company, Inc.,
2,862,590	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.85%	10/02/2025	2,809,045

	Brand Energy & Infrastructure Services Inc,
	Senior Secured First Lien Term Loan
611,773	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	7.01%	06/21/2024	587,642
542,516	(2 Month LIBOR USD + 4.25%, 1.00% Floor)	6.90%	06/21/2024	521,116

	Brazos Delaware II, LLC,
2,332,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.49%	05/21/2025	2,220,421

	Bright Bidco B.V.,
	Senior Secured First Lien Term Loan
1,571,994	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%	06/28/2024	1,226,156
739,762	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	06/28/2024	577,014

	Brookfield WEC Holdings Inc.,
2,104,725	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.25%	08/01/2025	2,103,704

	BWAY Holding Company,
2,237,703	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.03%	04/03/2024	2,188,754

	Canyon Valor Companies, Inc.,
4,604,123	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%	06/16/2023	4,576,797

	Capital Automotive L.P.,
189,787	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.50%	03/24/2025	190,440

	Capri Acquisitions BidCo Limited,
4,157,197	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.99%	11/01/2024	4,102,634

	CBS Radio Inc.,
1,704,461	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	11/18/2024	1,660,998

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Cengage Learning, Inc.,
2,903,637	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.74%	06/07/2023	2,620,982

	CenturyLink, Inc.,
3,545,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	01/31/2025	3,483,103

	CEOC, LLC,
666,673	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%	10/04/2024	652,840

	Change Healthcare Holdings, Inc.,
3,500,883	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	03/01/2024	3,459,870

	CHG Healthcare Services, Inc,
	Senior Secured First Lien Term Loan
2,415,487	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.74%	06/07/2023	2,406,429
1,358,712	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	06/07/2023	1,353,616

	CHG PPC Parent LLC,
2,317,488	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	03/31/2025	2,282,725

	Cincinnati Bell Inc.,
2,119,350	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	10/02/2024	2,101,940

	ClubCorp Holdings, Inc.,
2,644,024	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%	09/18/2024	2,509,179

	CommScope, Inc.,
1,800,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.05%	02/06/2026	1,801,494

	Compass Power Generation, L.L.C.,
1,098,418	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	12/20/2024	1,100,022

	Concentra, Inc.,
446,564	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.24%	06/01/2022	444,518

	Covia Holdings Corporation,
966,295	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	6.16%	06/02/2025	828,448

	CPI Holdco, LLC,
911,254	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.24%	03/21/2024	902,142

	CPM Holdings, Inc.,
354,113	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	11/17/2025	351,899

	CSC Holdings, LLC,
1,080,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.73%	07/17/2025	1,051,072
465,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.73%	01/15/2026	452,561
1,160,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.59%	04/15/2027	1,156,740

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	63

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSM Bakery Solutions LLC,
2,888,531	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.80%		07/03/2020	2,770,578

	Cvent, Inc.,
3,622,355	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		11/29/2024	3,554,436

	CVS Holdings I, LP,
1,454,310	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%		02/06/2025	1,408,863

	Cyxtera DC Holdings, Inc.,
2,867,081	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.60%		05/01/2024	2,783,463
425,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.86%		05/01/2025	388,875

	Deerfield Holdings Corporation,
2,869,570	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		02/13/2025	2,818,765

	Dell International L.L.C.,
3,485,316	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.75% Floor)	4.50%		09/07/2023	3,450,184

	Delta 2 SARL,
966,201	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	5.00%		02/01/2024	933,350

	Dentalcorp Perfect Smile ULC,
425,344	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	3.75%	&	06/06/2025	415,774
1,695,190	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		06/06/2025	1,657,048

	DexKo Global Inc.,
221,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%		07/24/2024	218,467

	Digicel International Finance Ltd,
1,006,246	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.88%		05/27/2024	896,822

	Dynasty Acquisition Company, Inc.,
357,692	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%		01/23/2026	358,313
192,308	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%		01/23/2026	192,641

	Dynatrace LLC,
822,938	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		08/22/2025	820,777

	EAB Global, Inc.,
3,088,800	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.41%		11/15/2024	3,023,163

	Edgewater Generation, L.L.C.,
1,751,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		12/12/2025	1,750,006

	EG America LLC,
2,516,150	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.60%		02/06/2025	2,463,311

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	EG Group Limited,
683,100	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.60%	02/07/2025	668,755

	Envision Healthcare Corporation,
1,556,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	10/10/2025	1,459,497

	Equian Buyer Corporation,
3,589,129	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	05/20/2024	3,530,805

	Equinox Holdings, Inc.,
4,489,379	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%	03/08/2024	4,468,054

	ESH Hospitality, Inc.,
680,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	08/30/2023	676,600

	Excelitas Technologies Corporation,
2,529,220	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%	12/02/2024	2,521,316

	Exgen Renewables IV, LLC,
692,959	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.63%	11/29/2024	651,599

	Explorer Holdings, Inc.,
3,815,667	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.35%	05/02/2023	3,789,453

	Filtration Group Corporation,
1,682,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	03/31/2025	1,675,044

	Financial & Risk US Holdings, Inc.,
4,727,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	10/01/2025	4,598,637

	First Data Corporation,
2,840,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%	04/26/2024	2,834,987

	Flexential Intermediate Corporation,
2,814,647	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.10%	08/01/2024	2,586,844

	Flexera Software LLC,
2,430,997	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	02/26/2025	2,422,489

	Foresight Energy LLC,
2,736,516	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	8.38%	03/28/2022	2,687,478

	Forest City Enterprises, L.P.,
1,431,413	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%	12/08/2025	1,439,464

	Forterra Finance, LLC,
2,107,121	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	10/25/2023	1,946,822

	Frontdoor, Inc.,
736,942	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	08/18/2025	735,103

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Garda World Security Corporation,
3,667,734	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.12%	05/24/2024	3,628,306

	Gates Global LLC,
4,598,329	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	04/01/2024	4,546,184

	Gavilan Resources, LLC,
480,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.49%	03/01/2024	377,280

	Genesys Telecommunications Laboratories, Inc.,
2,863,671	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	12/01/2023	2,832,529

	Gentiva Health Services, Inc.,
3,486,372	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	07/02/2025	3,499,446
850,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%	07/02/2026	871,250

	Getty Images, Inc.,
369,075	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	02/19/2026	366,942

	GOBP Holdings, Inc.,
2,845,950	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.35%	10/22/2025	2,825,317

	GoodRX, Inc.,
1,840,388	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.49%	10/10/2025	1,823,520

	GrafTech Finance, Inc.,
2,683,826	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	02/12/2025	2,680,472

	Gray Television, Inc.,
1,231,913	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.98%	01/02/2026	1,220,172

	GTT Communications, Inc.,
3,801,275	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	06/02/2025	3,592,680

	Gulf Finance, LLC,
	Senior Secured First Lien Term Loan
1,166,673	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.86%	08/25/2023	934,552
1,986,498	(1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.75%	08/25/2023	1,591,264

	Harbor Freight Tools USA, Inc.,
1,557,533	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	5.00%	08/18/2023	1,525,082

	Harsco Corporation,
1,134,896	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.75%	12/06/2024	1,133,006

	Hayward Industries, Inc.,
3,722,335	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%	08/05/2024	3,658,367

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	HD Supply, Inc.,
587,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	10/17/2023	581,033

	Hilton Worldwide Finance LLC,
3,380,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.24%	10/25/2023	3,376,045

	Hyland Software, Inc.,
2,928,299	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.00%	07/01/2024	2,927,991
735,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	9.50%	07/07/2025	735,459

	Intelsat Jackson Holdings S.A.,
3,615,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.24%	11/30/2023	3,566,414

	ION Trading Technologies S.a.R.L,
1,938,128	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.65%	11/21/2024	1,887,591

	IQVIA Inc.,
1,815,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.60%	01/17/2025	1,812,278

	IRB Holding Corporation,
3,760,866	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.74%	02/05/2025	3,674,234

	IRI Holdings, Inc.,
1,842,380	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	7.13%	12/01/2025	1,820,041

	Jaguar Holding Company II,
4,257,687	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	5.00%	08/18/2022	4,221,667

	Jo-Ann Stores, LLC,
1,890,624	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	7.76%	10/20/2023	1,885,897

	KAR Auction Services, Inc.,
670,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.13%	03/09/2023	669,163

	KBR, Inc.,
2,238,088	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	04/25/2025	2,241,590

	Kenan Advantage Group, Inc.,
1,432,509	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	08/01/2022	1,411,379

	Kindred Healthcare, Inc.,
1,417,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.50%	06/23/2025	1,393,062

	Klockner-Pentaplast of America, Inc.,
1,654,558	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%	06/30/2022	1,457,054

	Kronos Acquisition Holdings Inc.,
2,913,843	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%	05/15/2023	2,729,310

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	65

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Kronos Incorporated,
3,427,550	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.74%		11/01/2023	3,401,603

	Learfield Communications LLC,
1,560,740	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		12/01/2023	1,557,330

	Life Time Fitness, Inc.,
4,432,570	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.38%		06/10/2022	4,389,020

	Lions Gate Capital Holdings LLC,
872,710	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%		03/24/2025	863,437

	LTI Holdings, Inc.,
654,636	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%		09/08/2025	631,449

	Lucid Energy Group II Borrower, LLC,
2,455,150	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%		02/18/2025	2,330,244

	Marriott Ownership Resorts Inc.,
852,863	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%		08/29/2025	849,664

	Mavis Tire Express Services Corporation,
378,976	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.74%	&	03/20/2025	370,449
2,862,327	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.74%		03/20/2025	2,797,924

	McDermott International, Inc.,
1,104,452	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.50%		05/12/2025	1,061,152

	Meredith Corporation,
988,819	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		01/31/2025	987,860

	Messer Industries, L.L.C.,
1,430,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.10%		03/02/2026	1,403,195

	MGM Growth Properties Operating Partnership LP,
1,534,540	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%		03/21/2025	1,516,049

	Milacron LLC,
4,262,626	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%		09/28/2023	4,177,373

	Millennium Trust Company, LLC,
3,780,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.74%		02/27/2026	3,735,131

	Mission Broadcasting, Inc.,
48,835	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.74%		01/17/2024	48,152

	Mitchell International, Inc.,
3,205,610	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		11/29/2024	3,089,919

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Mitchell International, Inc., (Cont.)
473,333	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.75%	12/01/2025	462,092

	MLN US HoldCo LLC,
2,713,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	11/28/2025	2,671,824
640,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	11.25%	11/30/2026	629,334

	Monitronics International, Inc.,
776,266	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	8.10%	09/30/2022	652,894

	MPH Acquisition Holdings LLC,
4,114,229	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.35%	06/07/2023	3,991,790

	National Vision, Inc.,
1,977,832	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	11/20/2024	1,971,038

	NEP Group, Inc.,
1,172,063	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	10/20/2025	1,164,737
235,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%	10/19/2026	232,650

	Nexstar Broadcasting, Inc.,
265,339	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%	01/17/2024	261,627

	Numericable U.S. LLC,
1,130,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%	08/14/2026	1,086,213

	Oryx Southern Delaware Holdings LLC,
3,559,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	02/28/2025	3,450,801

	Outcomes Group Holdings, Inc.,
354,113	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%	10/24/2025	347,473

	Panther BF Aggregator 2 LP,
3,545,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.12%	03/18/2026	3,509,515

	Parexel International Corporation,
1,953,888	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	09/27/2024	1,887,250

	Penn National Gaming, Inc.,
852,863	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	4.75%	10/15/2025	845,400

	PetSmart, Inc.,
1,125,603	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%	03/11/2022	1,012,486

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Phoenix Services International LLC,
569,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.24%	03/03/2025	566,407

	Pike Corporation,
1,085,214	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	03/21/2025	1,085,892

	Pisces Midco, Inc.,
3,815,230	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.55%	04/12/2025	3,667,390

	Plantronics, Inc.,
2,052,303	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	07/02/2025	2,018,953

	Playa Resorts Holding B.V.,
3,250,440	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	04/29/2024	3,132,628

	PODS, LLC,
4,397,525	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.24%	12/06/2024	4,322,877

	Polar US Borrower, LLC,
553,608	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.35%	10/15/2025	554,300

	PowerTeam Services, LLC,
2,358,704	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.85%	03/06/2025	2,261,407

	Prairie ECI Acquiror LP,
910,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.37%	03/11/2026	913,790

	Prime Security Services Borrower, LLC,
3,566,475	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	05/02/2022	3,535,286

	Pro Mach Group, Inc.,
1,518,434	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.49%	03/07/2025	1,472,570

	Project Alpha Intermediate Holding, Inc.,
2,897,412	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	6.37%	04/26/2024	2,832,220

	Radiate Holdco, LLC,
2,219,113	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.50%	02/01/2024	2,172,889

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
1,038,054	(3 Month LIBOR USD + 4.75%)	7.55%	07/09/2025	1,041,947
1,038,054	(3 Month LIBOR USD + 4.75%)	7.37%	07/09/2025	1,041,947
976,992	(2 Month LIBOR USD + 4.75%)	7.34%	07/09/2025	980,656

	RegionalCare Hospital Partners Holdings, Inc.,
1,840,388	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.98%	11/14/2025	1,823,999

	Renaissance Holding Corporation,
4,565,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	06/02/2025	4,388,587

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RentPath, Inc.,
2,005,194	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.25%		12/17/2021	1,517,822

	Reynolds Group Holdings, Inc.,
1,356,515	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		02/06/2023	1,343,106

	RPI Finance Trust,
1,190,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%		03/27/2023	1,184,794

	Science Applications International Corporation,
1,451,363	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%		10/31/2025	1,432,916

	Scientific Games International, Inc.,
	Senior Secured First Lien Term Loan
2,564,185	(2 Month LIBOR USD + 2.75%)	5.33%		08/14/2024	2,501,683
601,476	(1 Month LIBOR USD + 2.75%)	5.25%		08/14/2024	586,815

	SCS Holdings I Inc.,
1,880,321	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%		10/31/2022	1,888,942

	Securus Technologies Holdings LLC,
548,000	Senior Secured First Lien Delayed-Draw Term Loan	7.10%	±&	11/01/2024	540,123

	Securus Technologies Holdings, Inc.,
2,330,365	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.00%		11/01/2024	2,319,203

	Sedgwick Claims Management Services, Inc.,
748,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		12/31/2025	734,019

	Severin Acquisition, LLC,
1,571,063	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.99%		08/01/2025	1,528,840

	SIWF Holdings, Inc.,
2,486,213	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.74%		06/13/2025	2,461,350

	SMG US Midco 2, Inc.,
1,975,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%		01/23/2025	1,954,470

	SolarWinds Holdings, Inc.,
1,705,101	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		02/05/2024	1,690,182

	Solenis International, L.P.,
2,537,608	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.63%		06/26/2025	2,503,769
455,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	11.13%		06/26/2026	437,938

	Solera, LLC,
4,631,292	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		03/03/2023	4,601,420

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	67

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Sophia, L.P.,
3,735,505	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.85%	09/30/2022	3,717,612

	Sound Inpatient Physicians, Inc.,
2,154,299	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	06/27/2025	2,133,833

	Southern Graphics Inc.,
	Senior Secured First Lien Term Loan
1,703,571	(2 Month LIBOR USD + 3.25%)	5.83%	12/30/2022	1,460,812
1,510,714	(1 Month LIBOR USD + 3.25%)	5.75%	12/30/2022	1,295,437

	Speedcast International Limited,
1,134,286	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%	05/15/2025	1,102,622

	SS&C Technologies, Inc.,
1,626,692	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%	04/16/2025	1,615,085

	StandardAero Aviation Holdings, Inc.,
1,219,207	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	07/07/2022	1,222,261

	Staples, Inc.,
1,288,688	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.49%	09/12/2024	1,280,627

	Starfruit US Holdco LLC,
2,930,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.74%	10/01/2025	2,895,221

	Syncreon Global Finance Inc.,
1,545,974	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.99%	10/28/2020	1,014,159

	Telesat Canada,
2,348,275	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	5.10%	11/17/2023	2,322,444

	Tempo Acquisition, LLC,
4,629,937	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	05/01/2024	4,592,921

	Tenneco, Inc.,
1,904,766	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	10/01/2025	1,821,433

	The Dun & Bradstreet Corporation,
595,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.49%	02/09/2026	589,422

	The Edelman Financial Center, LLC,
2,797,988	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.04%	07/21/2025	2,779,633
205,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	9.54%	07/20/2026	206,538

	Titan Acquisition Limited,
2,417,402	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	03/28/2025	2,254,831

	TKC Holdings, Inc.,
4,238,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	02/01/2023	4,169,624

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Transdigm, Inc.,
1,464,304	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	06/09/2023	1,433,187
1,060,523	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	05/30/2025	1,034,731

	Travel Leaders Group, LLC,
1,171,150	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%	01/25/2024	1,175,050

	Travelport Finance SARL,
1,080,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.59%	03/18/2026	1,051,650

	Traverse Midstream Partners LLC,
2,029,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%	09/27/2024	2,031,708

	Tribune Media Company,
34,361	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.50%	12/24/2020	34,398

	U.S. Renal Care, Inc.,
1,166,121	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.85%	12/30/2022	1,165,759

	U.S. Silica Company,
1,322,502	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%	05/01/2025	1,253,692

	Uber Technologies, Inc.,
2,397,920	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.49%	04/04/2025	2,402,716

	UFC Holdings, LLC,
2,177,295	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	08/18/2023	2,166,430

	Ultra Resources, Inc.,
777,240	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor, 0.25% PIK)	6.49%	04/12/2024	677,901

	United Rentals, Inc.,
736,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	10/31/2025	734,526

	Universal Health Services, Inc.,
558,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	10/31/2025	559,298

	USIC Holdings, Inc.,
341,620	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	12/08/2023	333,792

	Vantage Specialty Chemicals, Inc.,
	Senior Secured First Lien Term Loan
373,785	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	10/28/2024	367,246
318,410	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.13%	10/28/2024	312,839

	VeriFone Systems, Inc.,
1,232,818	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.68%	08/20/2025	1,216,637

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Verscend Holding Corporation,
3,247,680	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%		08/27/2025	3,231,442

	Vertafore, Inc.,
3,938,031	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		07/02/2025	3,874,728

	Wand NewCo 3, Inc.,
1,080,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.98%		02/05/2026	1,082,565

	Web.Com Group, Inc.,
2,217,169	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%		10/10/2025	2,190,851
572,879	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	10.24%		10/09/2026	565,718

	Wink Holdco, Inc.,
3,693,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%		12/02/2024	3,587,069

	WP CPP Holdings, LLC,
2,368,100	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.51%		04/30/2025	2,354,483

	Yak Access, LLC,
1,216,205	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.50%		07/11/2025	1,039,855

	York Risk Services Holding Corporation,
2,388,008	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		10/01/2021	2,247,713

	Total Bank Loans (Cost $471,621,855)				461,869,186

COLLATERALIZED LOAN OBLIGATIONS 12.3%

	Adams Mill Ltd.,
250,000	Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	6.29%	^	07/15/2026	246,237

	AIMCO,
8,075,992	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	3.86%	^	07/20/2026	8,079,793

	Allegro Ltd.,
12,250,000	Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	3.89%	^	06/13/2031	12,081,144

	Anchorage Capital Ltd.,
6,165,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.27%)	4.06%	^	07/15/2030	6,162,956

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Apidos Ltd.,
539,271	Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	3.74%	^	01/19/2025	539,396

	Arrowpoint Ltd.,
4,500,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.52%, 1.52% Floor)	4.20%	^	11/15/2028	4,503,077

	Assurant Ltd.,
12,500,000	Series 2018-2A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.99%	^	10/20/2031	12,375,600

	Atlas Senior Loan Fund Ltd.,
7,500,000	Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	3.51%	^	11/17/2027	7,455,253
2,850,000	Series 2018-10A-A (3 Month LIBOR USD + 1.09%)	3.88%	^	01/15/2031	2,812,912

	Avery Point Ltd.,
6,500,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.05%)	3.78%	^	08/05/2027	6,476,814

	Babson Ltd.,
2,500,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.71%	^	10/20/2030	2,438,986

	Benefit Street Partners Ltd.,
7,005,000	Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	4.01%	^	07/20/2029	7,001,717

	BlueMountain Ltd.,
2,500,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.40%)	4.16%	^	01/20/2029	2,501,332

	Carbone Ltd.,
10,000,000	Series 2017-1A-A1 (3 Month LIBOR USD + 1.14%)	3.92%	^	01/20/2031	9,924,998

	Carlyle Global Market Strategies Ltd.,
2,610,000	Series 2012-4A-AR (3 Month LIBOR USD + 1.45%)	4.21%	^	01/20/2029	2,629,504
2,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.00%)	3.76%	^	04/20/2027	2,006,292
6,000,000	Series 2017-1A-A1A (3 Month LIBOR USD + 1.30%)	4.06%	^	04/20/2031	6,002,724

	Cent Ltd.,
746,825	Series 2013-19A-A1A (3 Month LIBOR USD + 1.33%)	4.08%	^	10/29/2025	748,270

	CFIP Ltd.,
22,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	4.12%	^	07/13/2029	21,989,354

	CVP Ltd.,
25,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	4.10%	^	07/20/2030	25,009,611
6,500,000	Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.95%	^	01/20/2031	6,447,936

	Elevation Ltd.,
20,000,000	Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.91%	^	07/15/2031	19,800,777

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	69

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Galaxy Ltd.,
8,000,000	Series 2016-22A-A2R (3 Month LIBOR USD + 0.85%, 0.85% Floor)	3.63%	^	07/16/2028	7,925,947

	Gilbert Park Ltd.,
8,500,000	Series 2017-1A-A (3 Month LIBOR USD + 1.19%)	3.98%	^	10/15/2030	8,461,741

	Greywolf Ltd.,
10,000,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.74%	^	10/20/2031	9,909,994

	Halcyon Loan Advisors Funding Ltd.,
421,258	Series 2012-1X-A2 (3 Month LIBOR USD + 2.50%)	5.18%		08/15/2023	421,654
500,000	Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	5.44%	^	08/01/2025	500,816
250,000	Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	6.54%	^	08/01/2025	243,498
921,716	Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	3.91%	^	04/18/2026	921,264
500,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	6.26%	^	04/28/2025	494,484
25,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	3.68%	^	10/18/2027	24,787,717

	Jamestown Ltd.,
2,421,397	Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	3.48%	^	07/15/2026	2,413,770
1,755,000	Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.92%	^	04/25/2030	1,741,884

	Kingsland Ltd.,
9,500,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.88%	^	04/20/2031	9,362,409

	LCM LP,
20,000,000	Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.94%	^	10/15/2031	19,850,000

	Madison Park Funding Ltd.,
10,595,000	Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	3.93%	^	07/23/2029	10,605,271
1,000,000	Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	6.21%	^	01/27/2026	1,000,510

	Magnetite Ltd.,
14,730,934	Series 2014-9A-A1R (3 Month LIBOR USD + 1.00%)	3.77%	^	07/25/2026	14,732,469

	Marathon Ltd.,
25,000,000	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	3.51%	^	11/21/2027	24,813,735
15,000,000	Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	4.08%	^	10/28/2025	15,014,270
8,625,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.54%	^	04/15/2029	8,614,070

	Marble Point Ltd.,
4,500,000	Series 2017-2A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.96%	^	12/18/2030	4,456,261

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Midocean Credit,
25,000,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	4.11%	^	07/15/2029	25,015,561

	Milos Ltd.,
2,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	4.01%	^	10/20/2030	1,988,208

	MP Ltd.,
25,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	4.05%	^	07/25/2029	24,959,645
10,000,000	Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	3.67%	^	10/28/2027	9,963,605

	Nassau Ltd.,
20,000,000	Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	3.94%	^	07/15/2031	19,690,158

	Northwoods Capital Ltd.,
9,000,000	Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	3.95%	^	11/15/2030	8,948,143

	Ocean Trails V,
5,000,000	Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	4.08%	^	10/13/2031	4,951,524

	OFSI Fund Ltd.,
15,000,000	Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.94%	^	07/15/2031	14,849,047

	Park Avenue Institutional Advisers Ltd.,
15,000,000	Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	3.85%	^	08/23/2031	14,864,690

	Prudential PLC,
5,000,000	Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	3.94%	^	07/15/2031	4,970,470

	Race Point Ltd.,
10,000,000	Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	4.00%	^	10/15/2030	9,967,601

	Rockford Tower Ltd.,
8,500,000	Series 2017-2A-A (3 Month LIBOR USD + 1.27%)	4.06%	^	10/15/2029	8,488,928

	Shackleton Ltd.,
8,841,504	Series 2016-9A-A (3 Month LIBOR USD + 1.50%)	4.26%	^	10/20/2028	8,848,052

	Sound Point Ltd.,
3,000,000	Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.93%	^	04/18/2031	2,967,032
10,000,000	Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.59%	^	10/26/2031	9,887,972

	Steele Creek Ltd.,
10,000,000	Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	3.83%	^	04/21/2031	9,976,629
10,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	3.90%	^	05/21/2029	9,999,204
8,000,000	Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.73%	^	06/15/2031	7,922,848
6,000,000	Series 2018-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.88%	^	08/18/2031	5,946,866
10,000,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	0.00%	^	04/15/2032	10,000,000

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TCI-Cent Ltd.,
3,500,000	Series 2016-1A-A1 (3 Month LIBOR USD + 1.52%)	4.28%	^	12/21/2029	3,540,325
6,250,000	Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	4.96%	^	12/21/2029	6,254,170

	Venture Ltd.,
1,655,148	Series 2006-7A-A1A (3 Month LIBOR USD + 0.23%)	2.99%	^	01/20/2022	1,656,272
10,000,000	Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	4.05%	^	01/15/2032	9,933,156
20,000,000	Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	3.61%	^	04/15/2027	19,894,967
8,500,000	Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	3.96%	^	09/07/2030	8,499,855
10,000,000	Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.72%	^	10/15/2031	9,944,570

	VERDE Ltd.,
10,000,000	Series 2019-1A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	0.00%	^	04/15/2032	10,000,000

	Vibrant Ltd.,
4,000,000	Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	4.01%	^	10/20/2031	3,958,287
3,500,000	Series 2016-5A-B (3 Month LIBOR USD + 2.10%)	4.86%	^	01/20/2029	3,513,464
10,000,000	Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.64%	^	10/20/2031	9,926,696

	Wellfleet Ltd.,
15,000,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.64%	^	10/20/2031	14,896,480
10,000,000	Series 2018-3A-A1A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	4.07%	^	01/20/2032	9,932,116

	WhiteHorse Ltd.,
4,146,809	Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	3.64%	^	05/01/2026	4,139,988
21,500,000	Series 2015-10A-A1R (3 Month LIBOR USD + 0.93%, 0.93% Floor)	3.70%	^	04/17/2027	21,426,206

	Wind River Ltd.,
14,500,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.93%	^	01/15/2031	14,325,687

	Zais Ltd.,
12,984,517	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	3.97%	^	07/25/2026	12,983,793

	Total Collateralized Loan Obligations (Cost $715,747,534)				712,538,662

FOREIGN CORPORATE BONDS 9.0%
2,500,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	2,502,091
2,600,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	2,611,499
8,775,000	AerCap Global Aviation Trust	4.63%		10/30/2020	8,986,592

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,400,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	1,433,250
200,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	200,200
1,000,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,001,000
500,000	America Movil S.A.B. de C.V.	3.13%		07/16/2022	504,308
8,360,000	AstraZeneca PLC	2.38%		11/16/2020	8,315,254
6,600,000	Axiata SPV2 BHD	3.47%		11/19/2020	6,638,387
1,150,000	Banco BTG Pactual S.A.	5.75%		09/28/2022	1,160,925
5,500,000	Banco de Credito del Peru	4.25%		04/01/2023	5,651,250
1,350,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	1,390,500
7,300,000	Banco del Estado de Chile	3.88%		02/08/2022	7,420,606
3,100,000	Banco do Brasil S.A.	4.75%	^	03/20/2024	3,112,400
2,000,000	Banco Inbursa S.A.	4.13%		06/06/2024	1,982,500
3,500,000	Banco Internacional del Peru S.A.A.	3.38%		01/18/2023	3,487,225
4,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	4,148,040
3,500,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	3,501,750
6,300,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	6,284,313
5,300,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	5,194,053
4,720,000	Banco Santander	3.88%		09/20/2022	4,827,223
1,000,000	Banco Santander	4.13%		11/09/2022	1,013,000
3,300,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	3,386,625
400,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	398,504
4,540,000	Banistmo S.A.	3.65%		09/19/2022	4,483,250
800,000	Banistmo S.A.	3.65%	^	09/19/2022	790,000
8,310,000	Barclays Bank PLC	2.65%		01/11/2021	8,253,149
5,985,000	BAT Capital Corporation	2.30%		08/14/2020	5,927,525
7,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	7,358,820
5,500,000	BBVA Bancomer S.A.	6.75%		09/30/2022	5,947,755
1,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	964,100
2,500,000	BDO Unibank, Inc.	2.63%		10/24/2021	2,468,051
7,250,000	BDO Unibank, Inc.	2.95%		03/06/2023	7,142,789
8,000,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	8,300,800
8,000,000	Bharti Airtel Ltd.	5.13%		03/11/2023	8,272,781
5,560,000	BP Capital Markets PLC	1.68%		05/03/2019	5,555,179
830,000	BP Capital Markets PLC	1.77%		09/19/2019	826,751
1,911,000	BP Capital Markets PLC	2.32%		02/13/2020	1,906,508
5,600,000	Braskem Netherlands Finance B.V.	3.50%		01/10/2023	5,503,456
1,161,000	C&W Senior Financing DAC	7.50%		10/15/2026	1,198,732
2,500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	2,578,125
1,500,000	Celulosa Arauco y Constitucion S.A.	4.50%		08/01/2024	1,552,725
4,000,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	4,150,000
3,300,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	3,595,944
2,445,000	CK Hutchison Capital Securities Ltd. (5 Year CMT Rate + 2.07%)	4.00%	†	05/12/2022	2,434,264
2,000,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	1,990,141
4,500,000	CNOOC Finance Ltd.	3.88%		05/02/2022	4,597,141
3,000,000	CNOOC Finance Ltd.	3.00%		05/09/2023	2,973,390
5,500,000	CNPC General Capital Ltd.	3.95%		04/19/2022	5,621,615
2,400,000	Colbun S.A.	4.50%		07/10/2024	2,487,293
260,000	Comcel Trust	6.88%		02/06/2024	270,887
6,000,000	Comision Federal de Electricidad	4.88%		05/26/2021	6,142,560

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	71

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,085,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	4,068,157
3,125,000	Commonwealth Bank of Australia	2.05%	^	09/18/2020	3,093,577
1,575,000	Commonwealth Bank of Australia	2.75%	^	03/10/2022	1,572,559
3,965,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	3.84%	^	06/12/2024	3,944,880
3,915,000	Credito Real S.A.B. de C.V.	7.25%		07/20/2023	4,042,237
300,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	309,750
3,550,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	3,508,735
300,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	311,509
7,600,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	7,435,019
3,840,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	3,875,813
1,200,000	Digicel Group Two Ltd.	8.25%	^	09/30/2022	411,000
800,000	Digicel Group Two Ltd. (7.13% Cash + 2.00% PIK)	9.13%	^	04/01/2024	220,000
2,800,000	ECL S.A.	5.63%		01/15/2021	2,917,107
3,400,000	Ecopetrol S.A.	5.88%		09/18/2023	3,722,150
4,000,000	El Puerto de Liverpool S.A.B. de C.V.	3.95%		10/02/2024	3,920,040
3,980,000	Empresa Nacional de Telecomunicaciones S.A.	4.88%		10/30/2024	4,082,213
4,529,882	ENA Norte Trust	4.95%		04/25/2023	4,631,804
2,350,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	2,406,046
4,300,000	ESAL GmBH	6.25%		02/05/2023	4,375,895
2,500,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	2,505,000
3,100,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	3,106,200
8,700,000	Freeport-McMoRan, Inc.	4.55%		11/14/2024	8,547,750
6,400,000	Fresnillo PLC	5.50%		11/13/2023	6,760,064
1,740,000	GlaxoSmithKline Capital PLC	3.13%		05/14/2021	1,756,768
6,710,000	GlaxoSmithKline Capital PLC	2.88%		06/01/2022	6,750,974
200,000	Global Bank Corporation	5.13%	^	10/30/2019	202,750
1,300,000	Global Bank Corporation	5.13%		10/30/2019	1,317,875
4,200,000	Global Bank Corporation	4.50%		10/20/2021	4,248,300
300,000	Global Bank Corporation	4.50%	^	10/20/2021	303,450
4,300,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	4,380,625
5,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	5,065,000
1,705,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	1,761,265
1,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	923,000
288,405	Guanay Finance Ltd.	6.00%	^	12/15/2020	293,092
672,945	Guanay Finance Ltd.	6.00%		12/15/2020	683,880
3,930,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.00%)	3.68%		05/18/2024	3,899,885
3,700,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	3,880,339
3,000,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	3,245,426
100,000	Industrial Senior Trust	5.50%		11/01/2022	101,625
6,650,000	Inversiones CMPC S.A.	4.50%		04/25/2022	6,817,961
700,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	782,127
3,500,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	3,701,250
600,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	633,300
1,350,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	1,328,670
1,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	^†	12/12/2022	984,200
3,500,000	Latam Finance Ltd.	6.88%		04/11/2024	3,600,625

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,700,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,726,796
300,000	MARB BondCo PLC	7.00%		03/15/2024	297,753
6,300,000	Marfrig Holdings Europe B.V.	8.00%		06/08/2023	6,520,500
2,200,000	Millicom International Cellular S.A.	6.00%		03/15/2025	2,263,250
7,760,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	3.62%		07/26/2023	7,784,808
7,485,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	3.39%		03/05/2023	7,495,925
6,200,000	Multibank, Inc.	4.38%		11/09/2022	6,254,250
1,100,000	Nexa Resources Peru S.A.A.	4.63%		03/28/2023	1,119,261
200,000	OAS Investments GmBH	8.25%	Ω	10/19/2019	1,500
5,700,000	Oleoducto Central S.A.	4.00%		05/07/2021	5,778,375
6,961,000	ONGC Videsh Ltd.	2.88%		01/27/2022	6,845,345
1,200,000	ONGC Videsh Ltd.	3.75%		05/07/2023	1,207,271
500,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	516,023
3,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	3,013,099
2,450,000	Pampa Energia S.A.	7.38%		07/21/2023	2,294,449
350,000	Pan American Energy LLC	7.88%		05/07/2021	357,000
2,733,322	Panama Metro Line SP	0.00%	^	12/05/2022	2,521,489
4,783,313	Panama Metro Line SP	0.00%		12/05/2022	4,412,606
456,179	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	402,578
4,000,000	Petronas Capital Ltd.	3.13%		03/18/2022	4,017,984
8,500,000	Reliance Holdings, Inc.	5.40%		02/14/2022	8,922,301
2,715,000	Reynolds American, Inc.	3.25%		06/12/2020	2,719,659
4,320,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.55%)	4.15%		06/25/2024	4,266,117
3,500,000	SACI Falabella	3.75%		04/30/2023	3,532,202
7,810,000	Santander UK PLC	2.50%		01/05/2021	7,756,472
2,500,000	Sinopec Group Overseas Development Ltd.	3.90%		05/17/2022	2,553,235
2,400,000	Sinopec Group Overseas Development Ltd.	3.75%	^	09/12/2023	2,451,199
1,000,000	Sinopec Group Overseas Development Ltd.	4.38%		04/10/2024	1,050,655
1,000,000	Sociedad Quimica y Minera de Chile S.A.	3.63%		04/03/2023	1,002,500
9,130,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	8,977,359
3,995,000	Takeda Pharmaceutical Company Ltd.	4.00%	^	11/26/2021	4,099,186
2,600,000	Tecnoglass, Inc.	8.20%		01/31/2022	2,743,000
1,400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	1,435,000
6,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	6,083,861
1,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	990,186
8,860,000	Toronto-Dominion Bank	3.25%		06/11/2021	8,971,262
4,215,000	UBS AG	2.45%	^	12/01/2020	4,192,614
4,150,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	4,196,729
5,000,000	Union Bank of the Philippines	3.37%		11/29/2022	4,965,958
2,800,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	2,748,480
5,200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	5,211,430
3,900,000	UPL Corporation	3.25%		10/13/2021	3,855,099
1,700,000	Vedanta Resources PLC	7.13%		05/31/2023	1,668,975
1,000,000	Vedanta Resources PLC	6.13%		08/09/2024	916,423

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,380,000	Volkswagen Group of America Finance LLC	4.00%	^	11/12/2021	5,492,113
5,600,000	VTR Finance B.V.	6.88%		01/15/2024	5,761,000
1,145,000	Westpac Banking Corporation	1.60%		08/19/2019	1,140,590
6,426,000	Westpac Banking Corporation	2.65%		01/25/2021	6,422,416
3,700,000	YPF S.A.	8.50%		03/23/2021	3,741,625

	Total Foreign Corporate Bonds (Cost $522,600,861)				524,573,026

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.5%
5,000,000	Argentine Republic Government International Bond	5.63%		01/26/2022	4,322,500
3,000,000	Chile Government International Bond	2.25%		10/30/2022	2,975,220
965,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,015,663
8,500,000	Dominican Republic International Bond	7.50%		05/06/2021	8,840,000
1,000,000	Indonesia Government International Bond	4.88%		05/05/2021	1,038,090
900,000	Indonesia Government International Bond	3.70%	^	01/08/2022	912,124
1,100,000	Indonesia Government International Bond	3.70%		01/08/2022	1,114,818
1,500,000	Indonesia Government International Bond	3.38%		04/15/2023	1,503,828
2,000,000	Mexico Government International Bond	3.63%		03/15/2022	2,039,020
6,500,000	Philippine Government International Bond	4.00%		01/15/2021	6,637,962

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $30,788,311)				30,399,225

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 12.9%

	20 Times Square Trust,
4,721,000	Series 2018-20TS-F	3.10%	#^	05/15/2035	4,464,173
4,721,000	Series 2018-20TS-G	3.10%	#^	05/15/2035	4,370,449

	Americold LLC,
1,080,000	Series 2010-ARTA-C	6.81%	^	01/14/2029	1,132,936

	Arbor Realty Ltd.,
404,000	Series 2016-FL1A-B (1 Month LIBOR USD + 2.95%)	5.43%	^	09/15/2026	406,119
10,000,000	Series 2017-FL2-A (1 Month LIBOR USD + 0.99%)	3.47%	^	08/15/2027	9,983,750

	AREIT Trust,
13,674,000	Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	02/14/2035	13,675,504
8,998,000	Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.13%	^	02/14/2035	9,019,442

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Atrium Hotel Portfolio Trust,
9,763,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.88%	^	06/15/2035	9,841,614

	BAMLL Commercial Mortgage Securities Trust,
5,339,000	Series 2019-AHT-D	5.00%	^±	03/15/2034	5,339,000

	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
69,179	Series 2004-4-H	6.13%	#^	07/10/2042	69,073

	Bancorp Commercial Mortgage Trust,
4,952,000	Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	4.58%	^	09/15/2035	4,907,598

	BANK,
57,239,713	Series 2017-BNK4-XA	1.44%	# I/O	05/15/2050	4,689,467
85,422,199	Series 2018-BN11-XA	0.50%	# I/O	03/15/2061	3,174,426

	Barclays Commercial Mortgage Securities LLC,
6,786,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%, 2.56% Floor)	6.23%	^	08/15/2027	6,784,173
1,174,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.68%	^	08/15/2036	1,167,790
1,338,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	4.18%	^	08/15/2036	1,336,021
2,697,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.98%	^	08/15/2036	2,677,237
2,686,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.98%	^	08/15/2036	2,670,114

	BBCMS Mortgage Trust,
4,779,000	Series 2018-BXH-C (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.98%	^	10/15/2037	4,764,220
10,250,000	Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	07/15/2037	10,372,699

	BB-UBS Trust,
7,538,000	Series 2012-TFT-TE	3.56%	#^	06/05/2030	7,143,114

	Bear Stearns Commercial Mortgage Securities, Inc.,
6,110,000	Series 2007-T26-AJ	5.46%	#	01/12/2045	5,714,533

	BHMS Trust,
10,202,000	Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	07/15/2035	10,201,758
165,041,500	Series 2018-ATLS-XCP	0.37%	#^ I/O	07/15/2035	517,141

	Braemar Hotels & Resorts Trust,
7,455,000	Series 2018-PRME-E (1 Month LIBOR USD + 2.40%, 2.40% Floor)	4.88%	^	06/15/2035	7,379,465

	BX Commercial Mortgage Trust,
2,608,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.80%	^	03/15/2037	2,605,818
7,534,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	4.43%	^	03/15/2037	7,547,375

	BX Trust,
2,623,950	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.53%	^	07/15/2034	2,628,333
4,060,450	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	07/15/2034	4,083,605
3,215,000	Series 2017-IMC-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.73%	^	10/15/2032	3,205,706

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	73

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Trust, (Cont.)
5,186,000	Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.73%	^	10/15/2032	5,181,294
2,430,150	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.53%	^	07/15/2034	2,430,118
4,119,100	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.63%	^	07/15/2034	4,142,590
3,159,000	Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	4.45%	^	05/15/2035	3,168,722
3,434,000	Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	4.90%	^	05/15/2035	3,451,515
1,414,000	Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	5.40%	^	05/15/2035	1,423,350
9,267,000	Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	5.13%	^	04/15/2035	9,216,392

	Carbon Capital Commercial Mortgage Trust,
11,389,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.35%	^	10/15/2035	11,417,586

	CD Commercial Mortgage Trust,
48,994,002	Series 2017-CD3-XA	1.03%	# I/O	02/10/2050	3,099,968
67,368,035	Series 2017-CD4-XA	1.32%	# I/O	05/10/2050	5,112,614

	CFCRE Commercial Mortgage Trust,
21,627,523	Series 2016-C3-XA	1.05%	# I/O	01/10/2048	1,251,375
23,101,358	Series 2016-C4-XA	1.73%	# I/O	05/10/2058	2,133,849
58,501,739	Series 2017-C8-XA	1.66%	# I/O	06/15/2050	5,564,978
16,201,000	Series 2017-C8-XB	0.95%	# I/O	06/15/2050	1,107,912
39,410,000	Series 2018-TAN-X	1.63%	#^ I/O	02/15/2033	2,261,803

	CGDBB Commercial Mortgage Trust,
3,277,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.08%	^	07/15/2032	3,283,924
4,587,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.63%	^	07/15/2032	4,591,850

	CGGS Commercial Mortgage Trust,
9,155,000	Series 2018-WSS-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.78%	^	02/15/2037	9,154,946

	CHT Mortgage Trust,
736,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.48%	^	11/15/2036	740,202
1,039,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	6.22%	^	11/15/2036	1,046,218

	Citigroup Commercial Mortgage Trust,
7,899,454	Series 2014-GC25-XA	1.00%	# I/O	10/10/2047	366,178
641,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	595,090
5,718,786	Series 2015-GC27-XA	1.38%	# I/O	02/10/2048	357,225
1,750,000	Series 2015-GC31-C	4.06%	#	06/10/2048	1,707,843
19,453,640	Series 2016-GC36-XA	1.29%	# I/O	02/10/2049	1,323,281
14,335,306	Series 2016-P3-XA	1.70%	# I/O	04/15/2049	1,225,735
13,698,836	Series 2016-P4-XA	1.99%	# I/O	07/10/2049	1,433,953
13,680,360	Series 2017-P7-XA	1.13%	# I/O	04/14/2050	946,364
4,865,000	Series 2019-SST2-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.08%	^	12/15/2036	4,878,933
7,736,000	Series 2019-SST2-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.48%	^	12/15/2036	7,757,166

	CLNS Trust,
3,479,000	Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.54%	^	06/11/2032	3,486,700

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CLNS Trust, (Cont.)
3,479,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.99%	^	06/11/2032	3,499,704
3,479,000	Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.99%	^	06/11/2032	3,501,714

	Cloverleaf Cold Storage Trust,
7,652,000	Series 2019-CHL2-E (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.78%	^	03/15/2036	7,671,184
7,652,000	Series 2019-CHL2-F (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.23%	^	03/15/2036	7,671,184

	COBALT Commercial Mortgage Trust,
18,736	Series 2007-C2-AJFX	5.57%	#	04/15/2047	18,801

	Commercial Mortgage Pass-Through Certificates,
5,636,000	Series 2012-CR4-D	4.57%	#^Þ	10/15/2045	2,384,856
8,444,311	Series 2013-CR10-XA	0.68%	# I/O	08/10/2046	222,046
6,802,000	Series 2013-CR11-D	5.14%	#^	08/10/2050	6,755,359
26,301,273	Series 2013-CR12-XA	1.17%	# I/O	10/10/2046	1,118,135
7,526,000	Series 2013-LC13-D	5.27%	#^	08/10/2046	7,389,930
2,819,735	Series 2014-CR17-XA	1.05%	# I/O	05/10/2047	108,181
233,000	Series 2014-CR19-C	4.71%	#	08/10/2047	241,776
500,000	Series 2014-CR20-C	4.50%	#	11/10/2047	517,385
1,876,000	Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	3.88%	^	10/15/2031	1,846,342
110,000	Series 2014-TWC-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	4.35%	^	02/13/2032	110,094
2,115,000	Series 2014-TWC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.75%	^	02/13/2032	2,120,463
932,000	Series 2015-CR22-D	4.12%	#^	03/10/2048	885,107
21,422,569	Series 2015-CR22-XA	0.95%	# I/O	03/10/2048	801,001
37,561,976	Series 2015-CR25-XA	0.91%	# I/O	08/10/2048	1,617,422
42,207,865	Series 2015-CR27-XA	1.12%	# I/O	10/10/2048	2,063,158
11,999,364	Series 2015-DC1-XA	1.13%	# I/O	02/10/2048	510,899
57,713,279	Series 2015-LC21-XA	0.77%	# I/O	07/10/2048	1,883,721
1,470,000	Series 2015-LC23-C	4.65%	#	10/10/2048	1,538,725
1,769,000	Series 2016-CR28-C	4.65%	#	02/10/2049	1,858,214
17,378,400	Series 2016-DC2-XA	1.03%	# I/O	02/10/2049	933,091
11,396,000	Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.25% Floor)	4.66%	^	09/15/2033	11,455,708

	Credit Suisse Commercial Mortgage Trust,
18,682	Series 2007-C1-AM	5.42%		02/15/2040	18,776

	Credit Suisse Mortgage Capital Certificates,
10,092,000	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	290,674

	CSAIL Commercial Mortgage Trust,
29,793,748	Series 2015-C1-XA	0.91%	# I/O	04/15/2050	1,163,348
4,709,703	Series 2016-C6-XA	1.79%	# I/O	01/15/2049	407,557

	CSMC Mortgage Securities Trust,
6,650,000	Series 2017-LSTK-E	3.33%	#^	04/05/2033	6,529,608

	CSMC Trust,
7,370,000	Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.78%	^	07/15/2032	7,403,644

	DBCG Mortgage Trust,
3,750,000	Series 2017-BBG-C (1 Month LIBOR USD + 1.00%, 1.10% Floor)	3.48%	^	06/15/2034	3,722,222

	DBGS Mortgage Trust,
9,876,000	Series 2018-5BP-F (1 Month LIBOR USD + 2.45%)	4.93%	^	06/15/2033	9,737,238
4,941,412	Series 2018-BIOD-C (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.43%	^	05/15/2035	4,875,679

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Deutsche Bank Commercial Mortgage Trust,
19,267,114	Series 2016-C1-XA	1.48%	# I/O	05/10/2049	1,508,072

	FREMF Mortgage Trust,
13,000,000	Series 2010-K8-C	0.00%	^ P/O	09/25/2043	12,212,343
13,000,000	Series 2013-K713-D	0.00%	^ P/O	04/25/2046	12,188,956
28,200,000	Series 2013-K713-X2B	0.10%	^ I/O	04/25/2046	24,224
1,590,209	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.54%	^	07/25/2023	1,653,882

	GE Commercial Mortgage Corporation Trust,
247,868	Series 2007-C1-AM	5.44%	#	12/10/2049	224,302

	GMAC Commercial Mortgage Securities Trust,
2,488,000	Series 2004-C3-D	5.04%	#	12/10/2041	2,488,014
2,806,000	Series 2004-C3-E	5.14%	#^	12/10/2041	2,776,762

	GPMT Ltd.,
7,349,000	Series 2019-FL2-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.43%	^	02/22/2036	7,399,980

	Grace Mortgage Trust,
350,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	353,914

	Great Wolf Trust,
2,465,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.73%	^	09/15/2034	2,469,349
3,821,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.73%	^	09/15/2034	3,833,758
2,034,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.70%	^	09/15/2034	2,044,503

	GS Mortgage Securities Corporation,
300,000	Series 2013-KING-C	3.44%	#^	12/10/2027	299,376
4,314,532	Series 2014-GC24-XA	0.80%	# I/O	09/10/2047	133,604
36,036,057	Series 2015-GC32-XA	0.81%	# I/O	07/10/2048	1,375,857
9,722,726	Series 2015-GC34-XA	1.33%	# I/O	10/10/2048	623,771
11,928,000	Series 2018-FBLU-F (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.73%	^	11/15/2035	11,956,933
1,518,000	Series 2018-LUAU-E (1 Month LIBOR USD + 2.55%, 2.55% Floor)	5.03%	^	11/15/2032	1,508,375
5,000,000	Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	4.58%	^	07/15/2031	4,937,012
5,000,000	Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	5.28%	^	07/15/2031	4,932,644
5,000,000	Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	6.41%	^	07/15/2031	4,935,879

	GS Mortgage Securities Trust,
1,703,000	Series 2014-GC26-D	4.52%	#^	11/10/2047	1,455,285
9,003,522	Series 2015-GS1-XA	0.80%	# I/O	11/10/2048	393,703
19,628,083	Series 2016-GS2-XA	1.66%	# I/O	05/10/2049	1,620,724
29,590,886	Series 2016-GS3-XA	1.26%	# I/O	10/10/2049	2,054,791
61,885,066	Series 2017-GS6-XA	1.05%	# I/O	05/10/2050	4,375,540
887,000	Series 2018-GS10-WLSA	4.58%	#^	03/10/2033	947,957
1,760,000	Series 2018-GS10-WLSB	4.58%	#^	03/10/2033	1,878,085
2,391,000	Series 2018-GS10-WLSC	4.58%	#^	03/10/2033	2,486,264
2,314,000	Series 2018-GS10-WLSD	4.58%	#^	03/10/2033	2,325,207
2,893,000	Series 2018-GS10-WLSE	4.58%	#^	03/10/2033	2,770,808

	Hilton USA Trust,
1,988,000	Series 2016-SFP-D	4.93%	^	11/05/2035	2,031,968
3,000,000	Series 2016-SFP-F	6.16%	^	11/05/2035	3,089,213

	Hunt Ltd.,
8,000,000	Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	4.88%	^	08/15/2034	7,990,360

	IMT Trust,
2,355,000	Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%)	4.63%	^	06/15/2034	2,345,006

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	IMT Trust, (Cont.)
305,000	Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%)	5.33%	^	06/15/2034	303,564

	JP Morgan Chase Commercial Mortgage Securities Corporation,
22,474,292	Series 2015-JP1-XA	1.12%	# I/O	01/15/2049	981,958
1,872,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	06/15/2032	1,859,660
1,414,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	06/15/2032	1,400,914
4,578,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	06/15/2032	4,497,442
1,969,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.74%	^	07/15/2034	1,969,297
1,847,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.44%	^	07/15/2034	1,850,974
1,635,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.44%	^	07/15/2034	1,641,924
2,302,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	6.24%	^	07/15/2034	2,286,527
6,138,761	Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.08%	^	06/15/2032	6,161,242
859,327	Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	4.58%	^	06/15/2032	863,742
2,273,283	Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.35% Floor)	5.48%	^	06/15/2035	2,290,004

	JP Morgan Chase Commercial Mortgage Securities Trust,
5,625,000	Series 2004-CBX-D	5.10%	#	01/12/2037	5,636,027
6,613,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	6,199,297
2,369,000	Series 2015-MAR7-D	5.23%	^	06/05/2032	2,371,001
38,688,179	Series 2016-JP4-XA	0.75%	# I/O	12/15/2049	1,394,229
3,776,000	Series 2016-WIKI-E	4.01%	#^	10/05/2031	3,735,049
10,245,000	Series 2018-WPT-EFX	5.54%	^	07/05/2033	10,734,939

	JPMBB Commercial Mortgage Securities Trust,
5,949,999	Series 2014-C18-XA	0.87%	# I/O	02/15/2047	205,047
500,000	Series 2014-C23-C	4.47%	#	09/15/2047	516,104
360,000	Series 2014-C23-D	3.97%	#^	09/15/2047	335,343
22,511,036	Series 2014-C25-XA	0.94%	# I/O	11/15/2047	793,552
1,303,000	Series 2014-C26-C	4.42%	#	01/15/2048	1,340,662
6,792,926	Series 2014-C26-XA	1.06%	# I/O	01/15/2048	272,750
1,000,000	Series 2015-C27-D	3.84%	#^	02/15/2048	943,976
125,000	Series 2015-C29-C	4.17%	#	05/15/2048	125,760
26,577,571	Series 2015-C29-XA	0.80%	# I/O	05/15/2048	750,410
27,514,170	Series 2015-C30-XA	0.55%	# I/O	07/15/2048	770,386
12,576,802	Series 2015-C31-XA	0.94%	# I/O	08/15/2048	531,313
24,144,232	Series 2015-C32-XA	1.40%	# I/O	11/15/2048	1,082,157
580,000	Series 2015-C33-C	4.62%	#	12/15/2048	599,527

	LCCM,
10,000,000	Series 2017-LC26-C	4.71%	^	07/12/2050	10,082,871

	LSTAR Commercial Mortgage Trust,
10,743,768	Series 2016-4-XA	1.88%	#^ I/O	03/10/2049	718,313
88,668,116	Series 2017-5-X	1.11%	#^ I/O	03/10/2050	4,031,979

	Madison Avenue Trust,
300,000	Series 2013-650M-D	4.03%	#^	10/12/2032	302,005
2,080,000	Series 2013-650M-E	4.03%	#^	10/12/2032	2,056,780

	Marathon CRE,
2,366,000	Series 2018-FL1-AS (1 Month LIBOR USD + 1.55%, 1.55% Floor)	4.03%	^	06/15/2028	2,365,113
2,512,000	Series 2018-FL1-C (1 Month LIBOR USD + 2.60%, 2.60% Floor)	5.08%	^	06/15/2028	2,508,232

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	75

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch Mortgage Trust,
19,871	Series 2006-C1-AJ	5.43%	#	05/12/2039	19,979

	Monarch Beach Resort Trust,
11,450,000	Series 2018-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	5.03%	^	07/15/2035	11,463,626

	Morgan Stanley Bank of America Merrill Lynch Trust,
10,600,000	Series 2012-CKSV-CK	4.30%	^	10/15/2030	9,098,451
3,737,926	Series 2013-C12-XA	0.62%	# I/O	10/15/2046	86,311
15,953,035	Series 2013-C7-XA	1.35%	# I/O	02/15/2046	683,710
6,731,819	Series 2014-C14-XA	1.03%	# I/O	02/15/2047	237,425
500,000	Series 2014-C18-C	4.49%	#	10/15/2047	507,308
620,000	Series 2014-C19-C	4.00%		12/15/2047	617,340
120,000	Series 2015-C20-C	4.46%	#	02/15/2048	122,483
1,072,000	Series 2015-C20-D	3.07%	^	02/15/2048	951,782
21,386,049	Series 2016-C28-XA	1.26%	# I/O	01/15/2049	1,336,970

	Morgan Stanley Capital Trust,
1,466,000	Series 2014-CPT-G	3.45%	#^	07/13/2029	1,440,241
2,330,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.68%	^	11/15/2034	2,331,445
3,494,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.63%	^	11/15/2034	3,496,138
2,647,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.83%	^	11/15/2034	2,650,301
2,680,000	Series 2017-CLS-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.43%	^	11/15/2034	2,667,882
2,977,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	5.08%	^	11/15/2034	2,965,507
2,935,000	Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.13%	^	07/15/2035	2,914,646
4,380,000	Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	5.03%	^	07/15/2035	4,363,967
2,935,000	Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.53%	^	07/15/2035	2,926,809

	Morgan Stanley Capital, Inc.,
821,000	Series 2014-CPT-E	3.45%	#^	07/13/2029	819,698
1,386,000	Series 2014-CPT-F	3.45%	#^	07/13/2029	1,373,407

	Motel 6 Trust,
5,808,375	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.63%	^	08/15/2034	5,829,614
3,507,216	Series 2017-MTL6-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	6.73%	^	08/15/2034	3,535,344

	MSCG Trust,
1,192,550	Series 2016-SNR-C	5.21%	^	11/15/2034	1,195,397
11,755,000	Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.53%	^	10/15/2037	11,759,761

	Natixis Commercial Mortgage Securities Trust,
9,940,000	Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.69%	^	06/15/2035	9,789,674

	NLY Commercial Mortgage Trust,
11,120,000	Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	02/15/2036	11,172,664

	PFP Ltd.,
5,328,792	Series 2017-4-C (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.73%	^	07/14/2035	5,342,807

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RAIT Trust,
6,614,000	Series 2017-FL7-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.08%	^	06/15/2037	6,565,763

	Resource Capital Ltd.,
4,991,948	Series 2017-CRE5-B (1 Month LIBOR USD + 2.00%)	4.48%	^	07/15/2034	5,008,786

	SLIDE,
35,078,738	Series 2018-FUN-XCP	0.98%	#^ I/O	12/15/2020	562,509

	STWD Mortgage Trust,
15,253,000	Series 2018-URB-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	05/15/2035	15,108,431

	Tharaldson Hotel Portfolio Trust,
8,760,851	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.66%	^	11/11/2034	8,818,278

	UBS Commercial Mortgage Trust,
2,034,000	Series 2017-C1-XB	0.90%	# I/O	06/15/2050	134,790
88,329,361	Series 2018-C13-XA	0.80%	# I/O	10/15/2051	5,262,840
6,009,000	Series 2018-C8-C	4.70%	#	02/15/2051	6,148,304
87,364,624	Series 2018-C8-XA	0.89%	# I/O	02/15/2051	5,397,430

	UBS-Citigroup Commercial Mortgage Trust,
5,929,000	Series 2011-C1-D	6.05%	#^	01/10/2045	6,288,965

	Wachovia Bank Commercial Mortgage Trust,
2,685,767	Series 2006-C25-F	5.19%	#	05/15/2043	2,682,283

	Wells Fargo Commercial Mortgage Trust,
1,900,000	Series 2014-LC16-D	3.94%	^	08/15/2050	1,466,615
540,000	Series 2014-LC18-B	3.96%		12/15/2047	550,471
12,164,209	Series 2015-C27-XA	0.90%	# I/O	02/15/2048	516,378
54,758,178	Series 2015-C30-XA	0.92%	# I/O	09/15/2058	2,515,744
2,000,000	Series 2015-C31-C	4.61%	#	11/15/2048	2,045,800
21,493,095	Series 2015-C31-XA	1.06%	# I/O	11/15/2048	1,179,217
31,906,879	Series 2015-NXS2-XA	0.74%	# I/O	07/15/2058	984,777
1,340,000	Series 2015-NXS3-C	4.64%	#	09/15/2057	1,352,949
1,150,000	Series 2015-NXS4-E	3.60%	#^	12/15/2048	977,826
1,443,000	Series 2016-C32-C	4.72%	#	01/15/2059	1,472,958
14,864,458	Series 2016-C33-XA	1.77%	# I/O	03/15/2059	1,261,023
77,060,754	Series 2017-C38-XA	1.07%	# I/O	07/15/2050	5,111,941
16,149,785	Series 2017-RC1-XA	1.54%	# I/O	01/15/2060	1,393,198
4,517,000	Series 2018-BXI-E (1 Month LIBOR USD + 2.16%)	4.64%	^	12/15/2036	4,529,714

	WF-RBS Commercial Mortgage Trust,
3,411,732	Series 2014-C19-XA	1.06%	# I/O	03/15/2047	133,333
9,231,167	Series 2014-C21-XA	1.07%	# I/O	08/15/2047	375,367
28,963,721	Series 2016-NXS6-XA	1.64%	# I/O	11/15/2049	2,363,544

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $768,414,057)				752,671,685

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 12.0%

	Ajax Mortgage Loan Trust,
7,075,316	Series 2017-A-A	3.47%	^§	04/25/2057	7,060,878

	Alternative Loan Trust,
9,253,955	Series 2005-49CB-A6	5.50%		11/25/2035	8,507,167
11,378,690	Series 2005-62-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	2.79%		12/25/2035	10,234,000
8,225,453	Series 2006-36T2-1A3	5.75%		12/25/2036	5,697,630
10,721,368	Series 2007-12T1-A5	6.00%		06/25/2037	7,939,736
6,974,556	Series 2007-8CB-A1	5.50%		05/25/2037	5,785,547
9,410,227	Series 2007-HY9-A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.76%		08/25/2047	8,091,222

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Banc of America Funding Corporation,
1,750,000	Series 2005-B-3M1 (1 Month LIBOR USD + 0.68%, 0.45% Floor, 11.00% Cap)	3.16%		04/20/2035	1,717,863
2,724,423	Series 2006-7-T2A1	5.88%	#	10/25/2036	2,568,774

	Banc of America Mortgage Securities Trust,
2,827,564	Series 2005-I-2A5	4.45%	#	10/25/2035	2,826,665
7,775,404	Series 2007-3-1A1	6.00%		09/25/2037	7,498,175

	Bayview Opportunity Master Fund Trust,
18,656,238	Series 2018-SBR2-A1	3.84%	^§	04/28/2033	18,740,644

	BCAP LLC Trust,
2,388,159	Series 2012-RR1-3A4	5.50%	#^	10/26/2035	2,215,011

	Bunker Hill Loan Depositary Trust,
7,800,000	Series 2019-1-A1	3.61%	^§	10/26/2048	7,879,373

	CIM Trust,
9,566,131	Series 2016-3-A1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.99%	^	02/25/2056	9,833,489

	Citicorp Residential Mortgage Securities, Inc.,
557,650	Series 2007-1-A4	5.35%	ß	03/25/2037	569,713

	Citigroup Mortgage Loan Trust, Inc.,
38,195,312	Series 2018-A-A1	4.00%	#^	01/25/2068	38,527,554

	CitiMortgage Alternative Loan Trust,
1,417,731	Series 2007-A5-1A10	5.75%		05/25/2037	1,359,384

	Civic Mortgage LLC,
7,228,468	Series 2018-1-A1	3.89%	^§	06/25/2022	7,213,834

	COLT Mortgage Loan Trust,
15,042,265	Series 2018-1-A1	2.93%	#^	02/25/2048	15,019,318

	Countrywide Alternative Loan Trust,
51,572	Series 2004-33-1A1	4.78%	#	12/25/2034	52,524
653,000	Series 2005-23CB-A15	5.50%		07/25/2035	647,028
2,298,817	Series 2005-28CB-1A6	5.50%		08/25/2035	2,219,862
2,416,716	Series 2006-J6-A5	6.00%		09/25/2036	2,004,098
493,203	Series 2007-15CB-A7	6.00%		07/25/2037	424,292

	Countrywide Home Loans,
1,631,123	Series 2005-10-A2	5.50%		05/25/2035	1,517,207
874,214	Series 2007-14-A15	6.50%		09/25/2037	733,455

	Credit Suisse First Boston Mortgage Securities Corporation,
3,009	Series 2004-8-6A1	4.50%		12/25/2019	3,003
2,493,657	Series 2005-11-2A1	6.00%		12/25/2035	2,324,657
98,943	Series 2005-11-8A5	6.00%		12/25/2035	99,664
969,177	Series 2005-9-5A9	5.50%		10/25/2035	823,953

	Credit Suisse Mortgage Capital Certificates,
1,000,000	Series 2011-12R-3A5	4.43%	#^	07/27/2036	1,002,633
721,067	Series 2011-5R-6A9	3.97%	#^	11/27/2037	730,161

	CSMC Trust,
5,651,941	Series 2017-1A-A	4.50%	^	03/25/2021	5,685,740
10,020,961	Series 2018-5R-1A1 (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.81%	^	10/30/2046	10,124,708
38,018,299	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	38,231,635
20,000,000	Series 2019-RPL2-A1	4.34%	^	07/25/2058	20,147,492

	Deephaven Residential Mortgage Trust,
2,385,427	Series 2017-1A-A1	2.73%	#^	12/26/2046	2,382,674

	Deutsche Mortgage & Asset Receiving Corporation,
687,957	Series 2014-RS1-1A2	6.50%	#^	07/27/2037	638,310

	Deutsche Securities, Inc.,
865,901	Series 2006-AB4-A1A	6.01%	#	10/25/2036	811,747

	Ellington Financial Mortgage Trust,
2,490,796	Series 2017-1-A1	2.69%	#^	10/25/2047	2,479,276
2,555,505	Series 2017-1-A2	2.74%	#^	10/25/2047	2,542,254
1,777,453	Series 2017-1-A3	2.84%	#^	10/25/2047	1,769,277

	GCAT LLC,
6,000,792	Series 2017-2-A1	3.50%	^§	04/25/2047	5,989,471
12,108,707	Series 2018-1-A1	3.84%	^§	06/25/2048	12,119,697
22,400,000	Series 2019-1-A1	4.09%	^§	04/26/2049	22,540,605

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GMACM Mortgage Loan Trust,
104,274	Series 2005-J1-A6	6.00%		12/25/2035	106,130

	GSAA Home Equity Trust,
2,988,547	Series 2005-11-2A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	2.77%		10/25/2035	2,985,856

	GSR Mortgage Loan Trust,
582,626	Series 2006-2F-3A4	6.00%		02/25/2036	461,286

	Impac Secured Assets Trust,
1,113,349	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.76%		02/25/2037	930,475

	IndyMac Mortgage Loan Trust,
1,794,277	Series 2006-AR5-2A1	3.70%	#	05/25/2036	1,602,810

	JP Morgan Alternative Loan Trust,
9,959,692	Series 2007-S1-A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	2.83%		04/25/2047	9,609,470

	Legacy Mortgage Asset Trust,
16,949,811	Series 2017-GS1-A1	3.50%	^§	01/25/2057	16,794,288
21,295,975	Series 2018-GS2-A1	4.00%	^§	04/25/2058	21,359,799

	Lehman Mortgage Trust,
324,656	Series 2006-1-1A3	5.50%		02/25/2036	271,125

	MASTR Adjustable Rate Mortgages Trust,
159,616	Series 2006-2-2A1	4.64%	#	04/25/2036	143,334

	Merrill Lynch Alternative Note Asset Trust,
496,180	Series 2007-F1-2A6	6.00%		03/25/2037	362,382

	Merrill Lynch Mortgage Investors Trust,
1,778,108	Series 2006-AF1-AF2C	6.25%		08/25/2036	1,279,181

	Morgan Stanley Capital Trust,
26,763,947	Series 2006-HE3-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.74%		04/25/2036	25,444,880

	Morgan Stanley Mortgage Loan Trust,
370,031	Series 2006-2-7A1	5.62%	#	02/25/2036	317,743

	Nationstar HECM Loan Trust,
17,000,000	Series 2017-2A-M1	2.82%	#^	09/25/2027	16,975,860
3,500,000	Series 2018-1A-M2	3.47%	#^	02/25/2028	3,479,983
9,500,000	Series 2018-1A-M3	3.79%	#^	02/25/2028	9,484,581

	New Residential Mortgage Loan Trust,
7,671,711	Series 2019-RPL1-A1	4.33%	^§	02/26/2024	7,754,035

	Oak Hill Advisors Residential Loan Trust,
7,620,848	Series 2017-NPL1-A1	3.00%	^§	06/25/2057	7,629,382
9,065,287	Series 2017-NPL2-A1	3.00%	^§	07/25/2057	8,973,148

	Preston Ridge Partners Mortgage Trust,
7,982,898	Series 2017-2A-A1	3.47%	^§	09/25/2022	7,991,431

	Pretium Mortgage Credit Partners LLC,
23,103,458	Series 2018-NPL3-A1	4.13%	^§	08/25/2033	23,294,796

	PRPM LLC,
7,933,566	Series 2018-1A-A1	3.75%	#^	04/25/2023	7,941,846
23,641,686	Series 2018-2A-A1	4.00%	#^	08/25/2023	23,753,800

	RCO Trust,
4,371,463	Series 2016-SFR1-A	3.75%	#^	11/25/2051	4,396,241
5,306,949	Series 2017-INV1-A	3.20%	#^	11/25/2052	5,242,609
3,001,963	Series 2017-INV1-M1	3.90%	#^	11/25/2052	3,018,362

	Residential Accredit Loans, Inc.,
1,105,495	Series 2006-QS12-2A3	6.00%		09/25/2036	1,047,093
1,464,378	Series 2007-QS9-A33	6.50%		07/25/2037	1,350,194

	Residential Asset Securitization Trust,
876,904	Series 2006-A2-A11	6.00%		01/25/2046	625,973

	Shellpoint Co-Originator Trust,
3,515,824	Series 2016-1-1A10	3.50%	#^	11/25/2046	3,515,451

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	77

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Soundview Home Loan Trust,
4,490,554	Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.67%		08/25/2037	4,400,706

	Starwood Mortgage Residential Trust,
15,089,051	Series 2018-IMC1-A3	3.98%	#^	03/25/2048	15,286,705

	Structured Adjustable Rate Mortgage Loan Trust,
4,911,367	Series 2005-22-4A1	4.54%	#	12/25/2035	4,698,677

	Structured Asset Securities Corporation,
1,367,238	Series 2005-16-1A2	5.50%		09/25/2035	1,360,437

	Towd Point Mortgage Trust,
1,956,020	Series 2015-2-1A13	2.50%	#^	11/25/2060	1,931,821
19,378,529	Series 2019-SJ1-A1	3.75%	#^	11/25/2058	19,432,547

	Velocity Commercial Capital Loan Trust,
996,804	Series 2016-1-AFX	3.53%	#^	04/25/2046	995,304
11,910,517	Series 2018-2-A	4.05%	#^	10/26/2048	12,112,077

	Verus Securitization Trust,
6,434,399	Series 2018-1-A1	2.93%	#^	02/25/2048	6,419,240
1,997,752	Series 2018-2-A2	3.78%	#^	06/01/2058	2,016,477
2,319,064	Series 2018-2-A3	3.83%	#^	06/01/2058	2,334,534

	VOLT LLC,
13,646,859	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	13,629,782
7,712,572	Series 2018-NPL5-A1A	4.21%	^§	08/25/2048	7,752,796
22,702,088	Series 2018-NPL6-A1A	4.11%	^§	09/25/2048	22,848,437
23,824,149	Series 2018-NPL7-A1A	3.97%	^§	09/25/2048	23,989,108
14,356,483	Series 2018-NPL8-A1A	4.21%	^§	10/26/2048	14,485,825

	Washington Mutual Mortgage Pass-Through Certificates,
151,014	Series 2006-5-1A5	6.00%		07/25/2036	137,615
6,523,812	Series 2006-AR10-2A1	3.97%	#	09/25/2036	6,506,681

	Wells Fargo Alternative Loan Trust,
1,425,030	Series 2007-PA5-1A1	6.25%		11/25/2037	1,403,288

	Wells Fargo Mortgage Backed Securities Trust,
3,964,927	Series 2007-11-A85	6.00%		08/25/2037	3,822,543
5,265,915	Series 2007-13-A7	6.00%		09/25/2037	5,250,038

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $695,840,421)				696,289,582

US CORPORATE BONDS 4.8%
4,190,000	AbbVie, Inc.	3.38%		11/14/2021	4,239,023
4,005,000	Altria Group, Inc.	3.49%		02/14/2022	4,071,313
3,925,000	American Express Company (3 Month LIBOR USD + 0.65%)	3.29%		02/27/2023	3,919,990
8,195,000	Amgen, Inc.	2.20%		05/11/2020	8,157,477
3,995,000	Analog Devices, Inc.	2.95%		01/12/2021	4,008,457
7,750,000	Anthem, Inc.	2.50%		11/21/2020	7,714,385
8,365,000	AT&T, Inc.	2.80%		02/17/2021	8,362,924
8,985,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	3.39%		03/05/2024	8,958,976
9,025,000	Capital One Financial Corporation	2.40%		10/30/2020	8,977,860
6,526,000	Cardinal Health, Inc.	1.95%		06/14/2019	6,514,626
2,185,000	Cardinal Health, Inc.	2.62%		06/15/2022	2,158,269
3,870,000	Celgene Corporation	2.88%		08/15/2020	3,873,823
4,115,000	Cigna Corporation	3.40%	^	09/17/2021	4,160,754
8,285,000	Cintas Corporation	2.90%		04/01/2022	8,314,584
3,890,000	Citigroup, Inc.	2.75%		04/25/2022	3,876,614
4,300,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	3.65%		06/01/2024	4,308,857
4,000,000	Comcast Corporation	3.45%		10/01/2021	4,081,497
6,450,000	Consolidated Edison, Inc.	2.00%		03/15/2020	6,396,576
1,770,000	Consolidated Edison, Inc.	2.00%		05/15/2021	1,743,600

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,585,000	CVS Health Corporation	2.80%		07/20/2020	8,578,789
3,930,000	Delta Air Lines, Inc.	3.40%		04/19/2021	3,948,643
3,180,000	DowDuPont, Inc.	3.77%		11/15/2020	3,236,481
3,880,000	eBay, Inc.	2.75%		01/30/2023	3,835,712
7,445,000	EQT Corporation	2.50%		10/01/2020	7,349,824
3,140,000	FedEx Corporation	3.40%		01/14/2022	3,184,287
6,500,000	Ford Motor Credit Company LLC (3 Month LIBOR USD + 1.24%)	3.92%		02/15/2023	6,151,253
4,245,000	General Electric Company	2.70%		10/09/2022	4,171,219
1,930,000	General Mills, Inc.	3.20%		04/16/2021	1,947,782
2,245,000	General Mills, Inc.	3.15%		12/15/2021	2,264,023
4,615,000	General Motors Financial Company	2.65%		04/13/2020	4,597,393
2,610,000	General Motors Financial Company	3.20%		07/06/2021	2,600,012
3,875,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	3,862,844
3,325,000	Goldman Sachs Group, Inc.	3.20%		06/05/2020	3,346,496
5,490,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	5,528,445
620,000	Kinder Morgan Energy Partners LP	6.85%		02/15/2020	640,181
7,265,000	Kinder Morgan, Inc.	3.05%		12/01/2019	7,273,258
3,880,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	3.80%		12/29/2021	3,889,542
4,410,000	Microchip Technology, Inc.	3.92%	^	06/01/2021	4,451,167
8,575,000	Mondelez International, Inc.	3.00%		05/07/2020	8,600,154
8,913,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	3.69%		07/22/2022	8,962,588
4,660,000	NextEra Energy Capital Holdings, Inc.	3.34%		09/01/2020	4,696,250
8,754,000	Northrop Grumman Corporation	2.08%		10/15/2020	8,676,590
2,395,000	PNC Bank	2.45%		11/05/2020	2,386,575
950,000	PNC Financial Services Group, Inc.	5.13%		02/08/2020	968,975
4,325,000	PNC Funding Corporation	4.38%		08/11/2020	4,428,258
5,145,000	Prudential Financial, Inc.	7.38%		06/15/2019	5,190,394
2,220,000	Prudential Financial, Inc.	4.50%		11/15/2020	2,283,110
865,000	Prudential Financial, Inc.	4.50%		11/16/2021	903,186
3,875,000	PSEG Power LLC	3.85%		06/01/2023	3,973,959
3,890,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	3,979,405
5,255,000	Sherwin-Williams Company	2.25%		05/15/2020	5,225,268
3,550,000	Synchrony Financial	3.75%		08/15/2021	3,589,950
8,140,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	8,277,560
3,945,000	Union Pacific Corporation	3.20%		06/08/2021	3,986,778
4,130,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	3.78%		05/15/2025	4,133,906
600,000	Wells Fargo & Company	2.15%		01/30/2020	597,284
7,725,000	Wells Fargo & Company	2.60%		01/15/2021	7,704,655
3,960,000	Welltower, Inc.	3.63%		03/15/2024	4,032,529

	Total US Corporate Bonds (Cost $276,730,476)				277,294,330

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 7.0%

	Federal Home Loan Mortgage Corporation Pass-Thru,
31,911,232	Series K722-X1	1.31%	# I/O	03/25/2023	1,328,477

	Federal Home Loan Mortgage Corporation,
1,822,592	Pool G08626	3.00%		02/01/2045	1,822,127
1,938,903	Pool G08631	3.00%		03/01/2045	1,938,108
15,774,869	Pool G18660	3.50%		09/01/2032	16,168,342
856,796	Pool U79016	2.50%		05/01/2028	853,066
587,993	Series 3417-SM (-1 x 1 Month LIBOR USD + 6.28%, 6.28% Cap)	3.80%	I/F I/O	02/15/2038	95,666
10,263,338	Series 4060-QA	1.50%		09/15/2026	9,999,324
9,004,143	Series 4125-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.83%		11/15/2042	8,952,614
1,770,857	Series 4471-GA	3.00%		02/15/2044	1,780,585
15,584,845	Series 4718-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.83%		09/15/2047	15,483,859
17,930,509	Series 4734-A	3.00%		07/15/2042	18,082,174
20,840,518	Series 4738-LA	3.00%		11/15/2043	20,760,207

	Federal National Mortgage Association Pass-Thru,
8,871,345	Pool AL2987 (12 Month LIBOR USD + 1.63%, 7.33% Cap)	2.33%		11/01/2042	9,081,145
870,683	Pool AL3797	2.50%		06/01/2028	865,748
11,989,482	Pool AP7870 (12 Month LIBOR USD + 1.70%, 7.49% Cap)	2.49%		07/01/2042	12,342,436
2,703,093	Pool AS4645, Pool AS4645	3.00%		03/01/2045	2,701,163
514,619	Pool MA1200	3.00%		10/01/2032	520,925
4,818,864	Pool MA2270	3.00%		05/01/2045	4,779,547

	Federal National Mortgage Association,
9,707,610	Series 2011-63-FX (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	2.84%		07/25/2041	9,703,592
1,030,126	Series 2012-134-FT (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.84%		12/25/2042	1,023,729
3,440,136	Series 2012-32-DA	2.00%		11/25/2026	3,373,216
23,077,009	Series 2012-56-FK (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.94%		06/25/2042	23,083,277
11,314,557	Series 2013-20-FE (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.84%		03/25/2043	11,251,024
3,455,074	Series 2014-66-QE	2.00%		01/25/2040	3,414,399
5,113,233	Series 2015-59-A	3.00%		06/25/2041	5,122,699
2,893,812	Series 2015-9-HA	3.00%		01/25/2045	2,926,414
8,164,169	Series 2016-72-PA	3.00%		07/25/2046	8,157,296
4,230,450	Series 2017-116-FB (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap)	2.74%		05/20/2044	4,215,440
8,423,945	Series 2017-13-ML	3.00%		08/25/2041	8,446,361
7,780,359	Series 2017-2-HA	3.00%		09/25/2041	7,812,390
7,296,261	Series 2017-4-CH	3.00%		06/25/2042	7,369,333
20,334,886	Series 2017-96-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.89%		12/25/2057	20,378,669
13,983,952	Series 2018-15-JF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%		03/25/2048	13,848,972
10,101,876	Series 2018-16-FN (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap)	2.74%		03/25/2048	9,998,587

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
11,222,583	Series 2018-31-FD (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%	05/25/2048	11,109,085
13,073,342	Series 2018-49-FB (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%	07/25/2048	12,958,507
19,300,865	Series 2018-55-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%	08/25/2048	19,195,355
18,724,452	Series 2018-57-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%	08/25/2048	18,606,542
8,336,859	Series 2018-63-FC (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%	09/25/2048	8,286,152
14,612,268	Series 2018-64-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.84%	09/25/2048	14,566,792
21,637,678	Series 2018-70-HF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.84%	10/25/2058	21,740,821
21,329,171	Series 2018-77-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%	10/25/2048	21,212,573
9,277,227	Series 2018-80-FG (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.84%	10/25/2048	9,246,931

	Total US Government and Agency Mortgage Backed Obligations (Cost $405,065,134)			404,603,669

US GOVERNMENT AND AGENCY OBLIGATIONS 9.1%
198,301,012	United States Treasury Inflation Indexed Bonds	0.13%	04/15/2019	198,455,935
68,700,000	United States Treasury Notes	2.25%	03/31/2020	68,602,049
86,300,000	United States Treasury Notes	1.63%	08/31/2022	84,607,710
90,000,000	United States Treasury Notes	2.75%	04/30/2023	91,824,610
87,100,000	United States Treasury Notes	1.63%	04/30/2023	85,063,697

	Total US Government and Agency Obligations (Cost $525,253,706)			528,554,001

AFFILIATED MUTUAL FUNDS 3.4%
19,935,204	DoubleLine Ultra Short Bond Fund (Class I)			199,950,099

	Total Affiliated Mutual Funds (Cost $199,900,100)			199,950,099

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
9,490	Frontera Energy Corporation			81,241

	Total Exchange Traded Funds and Common Stocks (Cost $852,503)			81,241

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	79

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 11.2%
100,278,413	First American Government Obligations Fund - Class U	2.35%	♦		100,278,413
100,278,413	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		100,278,413
100,278,413	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		100,278,413
10,200,000	United States Treasury Bills	0.00%		04/25/2019	10,184,122
100,800,000	United States Treasury Bills	0.00%		07/11/2019	100,130,824
30,000,000	United States Treasury Bills	0.00%		08/08/2019	29,744,778
101,000,000	United States Treasury Bills	0.00%		08/15/2019	100,091,802
109,400,000	United States Treasury Bills	0.00%		11/07/2019	107,846,054

	Total Short Term Investments (Cost $648,708,658)				648,832,819

	Total Investments 96.6% (Cost $5,639,124,238)				5,618,079,077
	Other Assets in Excess of Liabilities 3.4%				195,382,338

	NET ASSETS 100.0%				$5,813,461,415

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	12.9%
Collateralized Loan Obligations	12.3%
Non-Agency Residential Collateralized Mortgage Obligations	12.0%
Short Term Investments	11.2%
US Government and Agency Obligations	9.1%
Foreign Corporate Bonds	9.0%
Bank Loans	7.9%
US Government and Agency Mortgage Backed Obligations	7.0%
Asset Backed Obligations	6.5%
US Corporate Bonds	4.8%
Affiliated Mutual Funds	3.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.5%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	3.4%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	12.9%
Collateralized Loan Obligations	12.3%
Non-Agency Residential Collateralized Mortgage Obligations	12.0%
Short Term Investments	11.2%
US Government and Agency Obligations	9.1%
US Government and Agency Mortgage Backed Obligations	7.0%
Asset Backed Obligations	6.5%
Banking	5.0%
Affiliated Mutual Funds	3.4%
Energy	2.0%
Healthcare	1.7%
Telecommunications	1.4%
Electronics/Electric	1.1%
Business Equipment and Services	1.0%
Pharmaceuticals	0.8%
Utilities	0.8%
Transportation	0.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.6%
Automotive	0.6%
Insurance	0.6%
Building and Development (including Steel/Metals)	0.5%
Industrial Equipment	0.5%
Media	0.5%
Chemicals/Plastics	0.4%
Finance	0.4%
Retailers (other than Food/Drug)	0.4%
Aerospace & Defense	0.4%
Leisure	0.3%
Mining	0.3%
Food Products	0.3%
Hotels/Motels/Inns and Casinos	0.2%
Beverage and Tobacco	0.2%
Consumer Products	0.2%
Food Service	0.2%
Pulp & Paper	0.2%
Technology	0.1%
Financial Intermediaries	0.1%
Diversified Manufacturing	0.1%
Food/Drug Retailers	0.1%
Real Estate	0.1%
Commercial Services	0.1%
Containers and Glass Products	0.1%
Conglomerates	0.1%
Chemical Products	0.1%
Cosmetics/Toiletries	0.0%	~
Construction	0.0%	~
Other Assets and Liabilities	3.4%

	100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $2,323,283,934 or 40.0% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2019.

†	Perpetual Maturity

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

&	Unfunded or partially unfunded loan commitment. At March 31, 2019, the value of these securities amounted to $1,326,346 or 0.0% of net assets.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

I/O	Interest only security

Þ	Value determined using significant unobservable inputs.

P/O	Principal only security

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

♦	Seven-day yield as of March 31, 2019

~	Represents less than 0.05% of net assets

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER USD Index «	Barclays Capital, Inc.	Long	0.47%	Termination	04/10/2019	102,300,000	$1,045,094
Shiller Barclays CAPE® US Sector ER USD Index «	Barclays Capital, Inc.	Long	0.47%	Termination	04/23/2019	61,300,000	198,681
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/09/2019	100,000,000	3,780,131
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/11/2019	100,000,000	4,243,787
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	04/24/2019	100,000,000	9,948,677
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/25/2019	100,000,000	8,708,813
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	04/30/2019	100,000,000	9,916,030
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	05/01/2019	100,000,000	8,981,820
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/14/2019	100,000,000	9,619,598
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	05/15/2019	100,000,000	9,087,540
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/16/2019	100,000,000	8,095,013
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	05/21/2019	100,000,000	8,396,105
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/23/2019	100,000,000	7,861,151
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/13/2019	100,000,000	5,850,113
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	06/25/2019	100,000,000	9,264,207
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	06/26/2019	100,000,000	5,714,002
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/27/2019	100,000,000	5,913,337
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	07/09/2019	100,000,000	2,297,402
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	07/10/2019	100,000,000	5,085,999
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/11/2019	100,000,000	2,185,294
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	07/23/2019	100,000,000	3,275,814
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	07/24/2019	100,000,000	2,613,200
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/25/2019	100,000,000	2,130,999
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	07/30/2019	100,000,000	6,292,496
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	08/13/2019	50,000,000	805,621
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/13/2019	100,000,000	1,631,789
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	08/14/2019	100,000,000	6,398,946
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/15/2019	5,200,000	46,141
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/20/2019	100,000,000	425,493
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	08/27/2019	100,000,000	477,442
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	08/28/2019	100,000,000	511,092
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/10/2019	100,000,000	(2,132,326)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/17/2019	100,000,000	(2,256,391)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/25/2019	100,000,000	(2,775,367)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/08/2019	100,000,000	(3,231,498)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/15/2019	100,000,000	4,391,476
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/22/2019	100,000,000	2,517,426
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/29/2019	100,000,000	630,667
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/05/2019	100,000,000	678,722
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	11/06/2019	50,000,000	2,760,587
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	11/12/2019	100,000,000	2,461,557

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	81

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2019

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/19/2019	100,000,000	$6,954,494
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	01/21/2020	75,000,000	8,441,335
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/28/2020	100,000,000	9,886,435
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/13/2020	100,000,000	9,173,424
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	02/25/2020	100,000,000	9,216,060
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	02/26/2020	100,000,000	7,404,609
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/27/2020	100,000,000	3,639,881
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/03/2020	100,000,000	3,569,316
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	03/04/2020	100,000,000	3,289,077
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/10/2020	50,000,000	1,645,169
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/24/2020	100,000,000	2,337,079
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	04/07/2020	100,000,000	2,193,227
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	04/08/2020	100,000,000	2,275,606
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/14/2020	100,000,000	1,984,103
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	04/21/2020	100,000,000	57,325
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	04/22/2020	100,000,000	$1,277,859
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/28/2020	100,000,000	408,886
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	05/06/2020	100,000,000	642,583

							$228,243,148

«

Shiller Barclays CAPE® US Sector ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an exchange-traded fund of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2019, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICSEU.

¤

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2019, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the year ended March 31, 2019 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at March 31, 2019	Value at March 31, 2019	Change in Unrealized for the Year Ended March 31, 2019	Dividend Income Earned in the Year Ended March 31, 2019	Net Realized Gain (Loss) in the Year Ended March 31, 2019
DoubleLine Ultra Short Bond Fund (Class I)	$150,050,000	$100,000,000	$(50,000,000)	19,935,204	$199,950,099	$(1)	$5,291,267	$(89,928)

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Flexible Income Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 3.5%

	Castlelake Aircraft Securitization Trust,
3,243,689	Series 2018-1-B	5.30%	^	06/15/2043	3,302,539

	Citi Held For Asset Issuance,
146,262	Series 2015-PM1-C	5.01%	^	12/15/2021	146,331

	Colony Starwood Homes Trust,
623,910	Series 2016-2A-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.83%	^	12/17/2033	625,196

	ECAF Ltd.,
1,275,867	Series 2015-1A-A2	4.95%	^	06/15/2040	1,297,893

	Harley Marine Financing LLC,
4,602,000	Series 2018-1A-A2	5.68%	^	05/15/2043	4,030,303

	Helios Issuer LLC,
5,047,058	Series 2017-1A-A	4.94%	^	09/20/2049	5,195,536

	Jimmy Johns Funding LLC,
1,970,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	2,031,136

	MarketPlace Loan Trust,
4,279	Series 2015-CB1-A	4.00%	^	07/15/2021	4,279

	Marlette Funding Trust,
959,311	Series 2018-1A-A	2.61%	^	03/15/2028	957,708

	SoFi Consumer Loan Program Trust,
102,532	Series 2016-2-A	3.09%	^	10/27/2025	102,656
627,475	Series 2017-1-A	3.28%	^	01/26/2026	629,791
500,000	Series 2017-1-B	4.73%	#^	01/26/2026	514,527
659,214	Series 2017-2-A	3.28%	^	02/25/2026	661,142
454,101	Series 2017-5-A1	2.14%	^	09/25/2026	452,959
1,000,000	Series 2017-5-A2	2.78%	^	09/25/2026	997,212
456,496	Series 2018-1-A1	2.55%	^	02/25/2027	455,340
425,901	Series 2018-2-A1	2.93%	^	04/26/2027	425,549

	Springleaf Funding Trust,
755,260	Series 2016-AA-A	2.90%	^	11/15/2029	754,267
2,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	1,985,123

	Taco Bell Funding LLC,
2,947,500	Series 2016-1A-A2II	4.38%	^	05/25/2046	3,014,658

	TAL Advantage LLC,
5,817,677	Series 2017-1A-A	4.50%	^	04/20/2042	5,986,730

	Vivint Colar Financing LLC,
4,992,934	Series 2018-1A-A	4.73%	^	04/30/2048	5,183,201

	Willis Engine Structured Trust,
1,466,173	Series 2018-A-A	4.75%	^§	09/15/2043	1,503,228

	Zephyrus Capital Aviation Partners Ltd.,
5,225,000	Series 2018-1-A	4.61%	^	10/15/2038	5,223,892

	Total Asset Backed Obligations (Cost $45,254,376)				45,481,196

BANK LOANS 7.7%

	8th Avenue Food & Provisions, Inc.,
59,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%		10/01/2025	59,955

	Acadia Healthcare Company, Inc.,
219,440	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%		02/16/2023	218,068

	Access CIG, LLC,
301,331	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%		02/27/2025	298,318

	Achilles Acquisition LLC,
220,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.50%		10/13/2025	218,900

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Acrisure, LLC,
218,350	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.38%	11/22/2023	215,621
1,001,395	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.88%	11/22/2023	996,803

	Agiliti Health, Inc.,
235,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	01/05/2026	234,706

	Air Medical Group Holdings, Inc.,
433,805	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.74%	04/28/2022	409,586

	Air Methods Corporation,
493,917	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%	04/22/2024	373,989

	Albertson’s LLC,
333,304	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.48%	06/22/2023	330,889

	Alera Group Intermediate Holdings, Inc.,
204,903	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.99%	08/01/2025	206,376

	Aleris International, Inc.,
481,363	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.25%	02/27/2023	482,205

	AlixPartners, LLP,
161,434	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	04/04/2024	160,586

	Allied Universal Holdco LLC,
596,325	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	07/28/2022	578,137
14,963	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%	07/28/2022	14,645

	Almonde, Inc.,
121,734	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%	06/13/2024	117,670
159,677	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.85%	06/13/2025	154,255

	Alterra Mountain Company,
608,710	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	07/31/2024	606,525

	American Airlines, Inc.,
160,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.48%	12/15/2023	157,240

	American Renal Holdings, Inc.,
306,338	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	06/21/2024	292,170

	American Tire Distributors, Inc.,
328,973	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	10.13%	08/30/2024	295,171

	Applied Systems, Inc.,
402,824	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	09/19/2024	399,675

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	83

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Aramark Services, Inc.,
255,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%	03/11/2025	253,367

	Arctic Glacier U.S.A., Inc.,
295,305	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	03/20/2024	292,721

	Ascend Learning, LLC,
207,368	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	07/12/2024	203,480

	AssuredPartners, Inc.,
1,000,885	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	10/22/2024	971,359

	Asurion, LLC,
393,575	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	11/03/2023	392,389
219,721	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	11/04/2024	218,563
280,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	9.00%	08/04/2025	284,521

	Athenahealth, Inc.,
740,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	7.20%	02/11/2026	731,675

	Auris Luxembourg III Sarl,
495,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	02/27/2026	495,619

	Avantor, Inc.,
915,672	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	11/21/2024	918,245

	Avaya, Inc.,
	Senior Secured First Lien Term Loan
311,458	(2 Month LIBOR USD + 4.25%)	6.85%	12/16/2024	310,646
508,168	(1 Month LIBOR USD + 4.25%)	6.73%	12/16/2024	506,844

	Bass Pro Group, LLC,
114,419	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	7.50%	09/25/2024	112,074

	Bausch Health Companies Inc.,
375,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.23%	11/27/2025	371,411
129,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.48%	06/02/2025	128,818

	BCP Renaissance Parent L.L.C.,
466,475	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.24%	10/31/2024	465,435

	Berry Global Group, Inc.,
53,400	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.00%)	4.61%	10/01/2022	53,136

	BJ’s Wholesale Club, Inc.,
671,360	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	02/02/2024	670,598

	Blackhawk Network Holdings Inc.,
397,837	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	06/16/2025	391,671

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Boxer Parent Company, Inc.,
738,546	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.85%	10/02/2025	724,732

	Brand Energy & Infrastructure Services Inc,
	Senior Secured First Lien Term Loan
180,124	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	7.01%	06/21/2024	173,019
159,732	(2 Month LIBOR USD + 4.25%, 1.00% Floor)	6.90%	06/21/2024	153,432

	Brazos Delaware II, LLC,
674,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.49%	05/21/2025	642,505

	Bright Bidco B.V.,
	Senior Secured First Lien Term Loan
338,766	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%	06/28/2024	264,237
159,419	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	06/28/2024	124,347

	Brookfield WEC Holdings Inc.,
261,101	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.25%	08/01/2025	260,974

	BWAY Holding Company,
371,750	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.03%	04/03/2024	363,618

	Canyon Valor Companies, Inc.,
731,687	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%	06/16/2023	727,344

	Capital Automotive L.P.,
71,170	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.50%	03/24/2025	71,415

	Capri Acquisitions BidCo Limited,
905,064	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.99%	11/01/2024	893,185

	CBS Radio Inc.,
441,897	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	11/18/2024	430,629

	Cengage Learning, Inc.,
533,102	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.74%	06/07/2023	481,207

	CEOC, LLC,
145,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%	10/04/2024	141,991

	Change Healthcare Holdings, Inc.,
611,640	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	03/01/2024	604,475

	CHG Healthcare Services, Inc,
	Senior Secured First Lien Term Loan
393,782	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.74%	06/07/2023	392,306
221,503	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	06/07/2023	220,672

	CHG PPC Parent LLC,
664,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	03/31/2025	655,000

	Cincinnati Bell Inc.,
502,126	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	10/02/2024	498,001

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	ClubCorp Holdings, Inc.,
528,805	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%	09/18/2024	501,836

	CommScope, Inc.,
495,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.05%	02/06/2026	495,411

	Compass Power Generation, L.L.C.,
294,840	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	12/20/2024	295,271

	Concentra, Inc.,
121,349	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.24%	06/01/2022	120,793

	Covia Holdings Corporation,
287,415	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	6.16%	06/01/2025	246,413

	CPI Holdco, LLC,
380,981	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.24%	03/21/2024	377,171

	CPM Holdings, Inc.,
94,763	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	11/17/2025	94,170

	CSC Holdings, LLC,
305,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.73%	07/17/2025	296,831
135,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.73%	01/15/2026	131,389
310,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.59%	04/15/2027	309,129

	CSM Bakery Solutions LLC,
636,859	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.80%	07/03/2020	610,853

	Cvent, Inc.,
999,602	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	11/29/2024	980,859

	CVS Holdings I, LP,
406,890	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	02/06/2025	394,175

	Cyxtera DC Holdings, Inc.,
799,185	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.60%	05/01/2024	775,877
125,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.86%	05/01/2025	114,375

	Deerfield Holdings Corporation,
618,987	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	02/13/2025	608,027

	Dell International L.L.C.,
304,230	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.75% Floor)	4.50%	09/07/2023	301,163

	Delta 2 SARL,
293,428	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	5.00%	02/01/2024	283,451

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dentalcorp Perfect Smile ULC,
126,507	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	&	06/06/2025	123,661
504,190	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		06/06/2025	492,846

	DexKo Global Inc.,
68,904	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%		07/24/2024	67,991

	Digicel International Finance Ltd,
222,004	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.88%		05/27/2024	197,862

	Dynasty Acquisition Company, Inc.,
54,196	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%		01/23/2026	54,290
100,804	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%		01/23/2026	100,979

	Dynatrace LLC,
99,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		08/22/2025	99,488

	EAB Global, Inc.,
831,600	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.41%		11/15/2024	813,928

	Edgewater Generation, L.L.C.,
465,838	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		12/12/2025	465,546

	EG America LLC,
693,425	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.60%		02/06/2025	678,863

	EG Group Limited,
188,100	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.60%		02/07/2025	184,150

	Envision Healthcare Corporation,
438,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		10/10/2025	411,653

	Equian Buyer Corporation,
1,029,680	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		05/20/2024	1,012,947

	Equinox Holdings, Inc.,
401,106	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%		03/08/2024	399,201

	ESH Hospitality, Inc.,
150,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%		08/30/2023	149,250

	Excelitas Technologies Corporation,
722,421	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%		12/02/2024	720,164

	Exgen Renewables IV, LLC,
77,178	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.63%		11/29/2024	72,571

	Filtration Group Corporation,
397,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%		03/31/2025	396,044

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	85

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Financial & Risk US Holdings, Inc.,
837,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	10/01/2025	815,009

	First Data Corporation,
615,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%	04/26/2024	613,915

	Flexential Intermediate Corporation,
711,432	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.10%	08/01/2024	653,852

	Flexera Software LLC,
723,239	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	02/26/2025	720,708

	Foresight Energy LLC,
814,261	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	8.38%	03/28/2022	799,670

	Forest City Enterprises, L.P.,
394,013	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%	12/08/2025	396,229

	Forterra Finance, LLC,
554,457	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	10/25/2023	512,276

	Frontdoor, Inc.,
215,612	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	08/18/2025	215,074

	Frontera Generation Holdings LLC,
605,106	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.73%	05/02/2025	600,317

	Garda World Security Corporation,
1,021,343	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.12%	05/24/2024	1,010,364

	Gates Global LLC,
848,049	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	04/01/2024	838,432

	Gavilan Resources, LLC,
175,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.49%	03/01/2024	137,550

	Genesys Telecommunications Laboratories, Inc.,
615,901	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	12/01/2023	609,203

	Gentiva Health Services, Inc.,
730,220	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	07/02/2025	732,958
255,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%	07/02/2026	261,375

	Getty Images, Inc.,
99,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	02/19/2026	99,173

	GOBP Holdings, Inc.,
584,999	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.35%	10/22/2025	580,758

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	GoodRX, Inc.,
488,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.49%	10/10/2025	484,295

	GrafTech Finance, Inc.,
692,426	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	02/12/2025	691,560

	GTT Communications, Inc.,
933,127	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	06/02/2025	881,922

	Gulf Finance, LLC,
	Senior Secured First Lien Term Loan
312,283	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.86%	08/25/2023	250,151
531,724	(1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.75%	08/25/2023	425,932

	Harbor Freight Tools USA, Inc.,
414,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	5.00%	08/18/2023	406,255

	Hayward Industries, Inc.,
1,127,394	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%	08/05/2024	1,108,020

	Hilton Worldwide Finance LLC,
735,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.24%	10/25/2023	734,140

	Hyland Software, Inc.,
765,982	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.00%	07/01/2024	765,902
200,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	9.50%	07/07/2025	200,125

	Informatica LLC,
602,067	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	08/05/2022	601,947

	Intelsat Jackson Holdings S.A.,
930,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.24%	11/30/2023	917,501

	ION Trading Technologies S.a.R.L,
421,170	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.65%	11/21/2024	410,188

	IQVIA Inc.,
395,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.60%	01/17/2025	394,407

	IRB Holding Corporation,
394,887	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.74%	02/05/2025	385,791

	IRI Holdings, Inc.,
407,183	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	7.13%	12/01/2025	402,246

	Jaguar Holding Company II,
395,060	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	5.00%	08/18/2022	391,717

	Jo-Ann Stores, LLC,
438,193	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	7.76%	10/20/2023	437,098

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KAR Auction Services, Inc.,
145,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.13%		03/09/2023	144,819

	KBR, Inc.,
650,088	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		04/25/2025	651,105

	Kenan Advantage Group, Inc.,
408,478	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%		08/01/2022	402,452

	Kindred Healthcare, Inc.,
422,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.50%		06/23/2025	415,475

	Klockner-Pentaplast of America, Inc.,
491,246	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%		06/30/2022	432,606

	Kronos Acquisition Holdings Inc.,
639,338	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%		05/15/2023	598,848

	Kronos Incorporated,
395,634	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.74%		11/01/2023	392,639

	Learfield Communications LLC,
428,836	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		12/01/2023	427,899

	Life Time Fitness, Inc.,
395,313	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.38%		06/10/2022	391,429

	Lions Gate Capital Holdings LLC,
248,080	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%		03/24/2025	245,444

	LTI Holdings, Inc.,
144,373	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%		09/08/2025	139,259

	Lucid Energy Group II Borrower, LLC,
405,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%		02/18/2025	385,250

	Mavis Tire Express Services Corporation,
108,941	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	2.00%	&	03/20/2025	106,490
822,809	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.74%		03/20/2025	804,296

	McDermott International, Inc.,
310,474	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.50%		05/10/2025	298,302

	Meredith Corporation,
272,778	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		01/31/2025	272,513

	Messer Industries, L.L.C.,
410,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.10%		03/02/2026	402,315

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	MGM Growth Properties Operating Partnership LP,
265,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%	03/21/2025	261,807

	Milacron LLC,
699,146	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	09/28/2023	685,163

	Millennium Trust Company, LLC,
820,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.74%	02/27/2026	810,267

	Mitchell International, Inc.,
880,269	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	11/29/2024	848,501
120,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.75%	12/01/2025	117,150

	MLN US HoldCo LLC,
763,624	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	11/30/2025	751,978
190,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	11.25%	11/30/2026	186,834

	Monitronics International, Inc.,
170,324	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	8.10%	09/30/2022	143,254

	MPH Acquisition Holdings LLC,
384,130	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.35%	06/07/2023	372,698

	NEP Group, Inc.,
89,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	10/20/2025	89,214
65,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%	10/19/2026	64,350

	Numericable U.S. LLC,
305,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%	08/14/2026	293,181

	Oryx Southern Delaware Holdings LLC,
815,216	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	02/28/2025	790,422

	Outcomes Group Holdings, Inc.,
99,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%	10/24/2025	97,880

	Panther BF Aggregator 2 LP,
770,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.12%	03/18/2026	762,292

	Parexel International Corporation,
424,004	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	09/27/2024	409,543

	PetSmart, Inc.,
298,823	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%	03/11/2022	268,793

	Phoenix Services International LLC,
158,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.24%	03/03/2025	157,609

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	87

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Pike Corporation,
309,439	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	03/21/2025	309,632

	Pisces Midco, Inc.,
914,288	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.55%	04/12/2025	878,859

	Plantronics, Inc.,
594,184	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	07/02/2025	584,529

	Playa Resorts Holding B.V.,
876,634	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	04/29/2024	844,860

	PODS, LLC,
397,453	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.24%	12/06/2024	390,706

	Polar US Borrower, LLC,
159,599	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.54%	10/15/2025	159,798

	PowerTeam Services, LLC,
524,514	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.85%	03/06/2025	502,878

	Prairie ECI Acquiror LP,
195,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.37%	03/11/2026	195,812

	Prime Security Services Borrower, LLC,
709,615	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%	05/02/2022	703,409

	Pro Mach Group, Inc.,
445,153	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.49%	03/07/2025	431,707

	Project Alpha Intermediate Holding, Inc.,
629,219	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	6.37%	04/26/2024	615,062

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
270,143	(3 Month LIBOR USD + 4.75%)	7.55%	07/09/2025	271,156
270,143	(3 Month LIBOR USD + 4.75%)	7.37%	07/09/2025	271,156
254,252	(2 Month LIBOR USD + 4.75%)	7.34%	07/09/2025	255,206

	RegionalCare Hospital Partners Holdings, Inc.,
493,763	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.98%	11/14/2025	489,366

	Renaissance Holding Corporation,
909,623	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	06/02/2025	874,375

	RentPath, Inc.,
557,428	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.25%	12/17/2021	421,942

	Reynolds Group Holdings, Inc.,
475,733	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	02/06/2023	471,030

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RPI Finance Trust,
260,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%		03/27/2023	258,862

	Scientific Games International, Inc.,
	Senior Secured First Lien Term Loan
321,230	(2 Month LIBOR USD + 2.75%)	5.33%		08/14/2024	313,400
75,350	(1 Month LIBOR USD + 2.75%)	5.25%		08/14/2024	73,513

	SCS Holdings I Inc.,
599,966	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%		10/31/2022	602,717

	Securus Technologies Holdings LLC,
148,000	Senior Secured First Lien Delayed-Draw Term Loan	7.10%	±&	11/01/2024	145,872

	Securus Technologies Holdings, Inc.,
588,963	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.00%		11/01/2024	586,142

	Sedgwick Claims Management Services, Inc.,
204,488	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		12/31/2025	200,632

	Select Medical Corporation,
623,555	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.98%		03/01/2021	621,996

	Severin Acquisition, LLC,
423,938	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.99%		08/01/2025	412,544

	SIWF Holdings, Inc.,
734,450	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.74%		06/13/2025	727,106

	SMG US Midco 2, Inc.,
564,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%		01/23/2025	558,420

	Solenis International, L.P.,
613,472	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.63%		06/26/2025	605,291
135,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	11.13%		06/26/2026	129,937

	Solera, LLC,
368,408	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		03/03/2023	366,032

	Sophia, L.P.,
634,245	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.85%		09/30/2022	631,207

	Sound Inpatient Physicians, Inc.,
607,345	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		06/27/2025	601,575

	Southern Graphics Inc.,
	Senior Secured First Lien Term Loan
459,635	(2 Month LIBOR USD + 3.25%)	5.83%		12/30/2022	394,137
407,601	(1 Month LIBOR USD + 3.25%)	5.75%		12/30/2022	349,518

	Speedcast International Limited,
328,346	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%		05/15/2025	319,180

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	SS&C Technologies, Inc.,
452,688	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%	04/16/2025	449,458

	StandardAero Aviation Holdings, Inc.,
345,524	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	07/07/2022	346,390

	Staples, Inc.,
320,938	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.49%	09/12/2024	318,930

	Starfruit US Holdco LLC,
614,315	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.74%	10/01/2025	607,023

	Stars Group Holdings B.V.,
226,664	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.10%	07/10/2025	226,638

	Syncreon Global Finance Inc.,
438,385	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.99%	10/28/2020	287,581

	Tempo Acquisition, LLC,
1,097,308	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	05/01/2024	1,088,535

	Tenneco, Inc.,
360,856	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%	10/01/2025	345,068

	The Dun & Bradstreet Corporation,
165,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.49%	02/09/2026	163,453

	The Edelman Financial Center, LLC,
84,788	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.04%	07/21/2025	84,231
60,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	9.54%	07/20/2026	60,450

	Titan Acquisition Limited,
661,553	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%	03/28/2025	617,064

	TKC Holdings, Inc.,
630,130	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	02/01/2023	619,891

	Transdigm, Inc.,
689,293	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	06/09/2023	674,645
301,663	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%	05/30/2025	294,326

	Travel Leaders Group, LLC,
342,413	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%	01/25/2024	343,553

	Travelport Finance SARL,
235,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.59%	03/18/2026	228,831

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Traverse Midstream Partners LLC,
522,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%	09/27/2024	522,866

	U.S. Renal Care, Inc.,
307,046	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.85%	12/30/2022	306,951

	U.S. Silica Company,
393,328	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%	05/01/2025	372,863

	Uber Technologies, Inc.,
636,792	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.49%	04/04/2025	638,066

	UFC Holdings, LLC,
552,923	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	08/18/2023	550,164

	Ultra Resources, Inc.,
313,023	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor, 0.25% PIK)	6.49%	04/12/2024	273,014

	USIC Holdings, Inc.,
99,020	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%	12/08/2023	96,751

	Vantage Specialty Chemicals, Inc.,
	Senior Secured First Lien Term Loan
104,131	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%	10/28/2024	102,309
88,705	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.13%	10/28/2024	87,153

	VeriFone Systems, Inc.,
356,147	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.68%	08/20/2025	351,473

	Verscend Holding Corporation,
736,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	08/27/2025	732,618

	Vertafore, Inc.,
776,843	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	07/02/2025	764,355

	Wand NewCo 3, Inc.,
305,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.98%	02/05/2026	305,724

	Web.Com Group, Inc.,
167,577	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	10.24%	10/09/2026	165,482

	Wink Holdco, Inc.,
398,391	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%	12/02/2024	386,938

	WP CPP Holdings, LLC,
612,990	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.51%	04/30/2025	609,465

	Yak Access, LLC,
172,145	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.50%	07/11/2025	147,184

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	89

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	York Risk Services Holding Corporation,
623,933	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		10/01/2021	587,277

	Total Bank Loans (Cost $101,470,588)				99,230,200

COLLATERALIZED LOAN OBLIGATIONS 16.1%

	Adams Mill Ltd.,
250,000	Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	6.29%	^	07/15/2026	246,237

	AIMCO,
2,500,000	Series 2015-AA-DR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	5.24%	^	01/15/2028	2,396,763

	ALM LLC,
2,250,000	Series 2015-12A-C1R2 (3 Month LIBOR USD + 2.65%, 2.65% Floor)	5.43%	^	04/16/2027	2,174,610

	Apidos Ltd.,
2,000,000	Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	5.39%	^	04/15/2031	1,891,552
1,500,000	Series 2015-21A-CR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	5.23%	^	07/18/2027	1,436,785
2,500,000	Series 2016-24A-CR (3 Month LIBOR USD + 3.05%)	5.81%	^	10/20/2030	2,438,300
2,500,000	Series 2018-29A-C (3 Month LIBOR USD + 2.75%)	5.52%	^	07/25/2030	2,349,556

	Atrium Corporation,
2,500,000	Series 13A-D (3 Month LIBOR USD + 2.70%)	5.46%	^	11/21/2030	2,385,307
1,000,000	Series 14A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.73%	^	08/23/2030	954,700
3,000,000	Series 9A-DR (3 Month LIBOR USD + 3.60%)	6.23%	^	05/28/2030	3,001,232

	Babson Ltd.,
1,500,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.71%	^	10/20/2030	1,463,392
1,737,500	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	9.21%	^	10/20/2030	1,700,568

	Barings Ltd.,
2,000,000	Series 2016-3A-C (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.74%	^	01/15/2028	1,977,222
4,000,000	Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	5.66%	^	07/20/2029	3,893,881
2,000,000	Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	0.00%	^	04/15/2031	2,000,000

	BlueMountain Ltd.,
3,770,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	5.66%	^	10/22/2030	3,634,830
1,750,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.53%	^	07/18/2027	1,711,469
500,000	Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	5.36%	^	04/20/2031	472,927
750,000	Series 2016-2A-C (3 Month LIBOR USD + 4.10%)	6.74%	^	08/20/2028	751,029

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BlueMountain Ltd., (Cont.)
1,000,000	Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.78%	^	11/15/2030	979,334
1,000,000	Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	5.76%	^	10/20/2030	972,536

	California Street LP,
5,500,000	Series 2012-9A-AR (3 Month LIBOR USD + 1.45%)	4.23%	^	10/16/2028	5,502,282
2,000,000	Series 2012-9A-DR (3 Month LIBOR USD + 3.96%)	6.74%	^	10/16/2028	2,001,007
2,000,000	Series 2012-9A-ER (3 Month LIBOR USD + 7.18%)	9.96%	^	10/16/2028	1,999,875

	Canyon Capital Ltd.,
2,000,000	Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	5.79%	^	07/15/2030	1,857,236
2,000,000	Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.50%	^	01/30/2031	1,884,640
2,000,000	Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	6.44%	^	04/15/2029	1,965,391
2,500,000	Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.69%	^	07/15/2031	2,366,649

	Carlyle Global Market Strategies Ltd.,
1,250,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.40%)	5.18%	^	01/18/2029	1,197,061

	Chenango Park Ltd.,
1,500,000	Series 2018-1A-C (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.79%	^	04/15/2030	1,457,676

	CVP Ltd.,
3,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	4.10%	^	07/20/2030	3,001,153

	Dryden Senior Loan Fund,
2,500,000	Series 2013-28A-B1LR (3 Month LIBOR USD + 3.15%)	5.83%	^	08/15/2030	2,466,219
3,900,000	Series 2014-33A-DR2 (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.64%	^	04/15/2029	3,917,635
3,000,000	Series 2015-37A-DR (3 Month LIBOR USD + 2.50%, 2.50% Floor)	5.29%	^	01/15/2031	2,831,487
1,000,000	Series 2016-45A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	5.94%	^	10/15/2030	985,917
1,000,000	Series 2017-50A-D (3 Month LIBOR USD + 3.25%)	6.04%	^	07/15/2030	994,019

	GoldenTree Loan Management Ltd.,
4,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.35%)	6.11%	^	04/20/2029	4,010,300
5,500,000	Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	5.41%	^	11/28/2030	5,258,441

	GoldenTree Loan Opportunities Ltd.,
2,500,000	Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	5.66%	^	07/21/2030	2,410,639

	Greenwood Park Ltd.,
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 2.50%)	5.29%	^	04/15/2031	1,417,165

	Halcyon Loan Advisors Funding Ltd.,
250,000	Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	5.44%	^	08/01/2025	250,408
250,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	6.26%	^	04/28/2025	247,242
250,000	Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	7.76%	^	04/28/2025	234,818

	Highbridge Loan Management Ltd.,
2,000,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	5.66%	^	10/20/2029	1,911,762

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HPS Loan Management Ltd.,
2,500,000	Series 11A-17-A (3 Month LIBOR USD + 1.26%)	3.99%	^	05/06/2030	2,496,227
1,500,000	Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.44%	^	10/15/2030	1,435,157

	LCM LP,
3,175,000	Series 14A-DR (3 Month LIBOR USD + 2.75%)	5.51%	^	07/20/2031	3,034,418
1,250,000	Series 19A-E2 (3 Month LIBOR USD + 5.70%, 5.70% Floor)	8.49%	^	07/15/2027	1,224,641
2,000,000	Series 20A-DR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	5.56%	^	10/20/2027	1,964,449
5,000,000	Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	5.26%	^	01/20/2031	4,704,122
1,500,000	Series 27A-D (3 Month LIBOR USD + 2.95%)	5.73%	^	07/16/2031	1,454,590

	Madison Park Funding Ltd.,
1,000,000	Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	6.21%	^	01/27/2026	1,000,510
2,500,000	Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	8.20%	^	01/27/2026	2,500,537
1,000,000	Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	8.26%	^	04/20/2026	999,608
500,000	Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	5.71%	^	10/21/2030	485,074
3,000,000	Series 2017-25A-C (3 Month LIBOR USD + 3.60%)	6.37%	^	04/25/2029	3,001,024
1,000,000	Series 2018-30A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	5.29%	^	04/15/2029	962,361

	Magnetite Ltd.,
250,000	Series 2014-9A-BR (3 Month LIBOR USD + 2.00%)	4.77%	^	07/25/2026	250,618
3,500,000	Series 2018-20A-D (3 Month LIBOR USD + 2.50%)	5.26%	^	04/20/2031	3,328,782

	Marathon Ltd.,
1,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.54%	^	04/15/2029	998,733

	Milos Ltd.,
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.40%)	6.16%	^	10/20/2030	982,383

	Myers Park Ltd.,
1,000,000	Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.47%	^	10/20/2030	976,216

	Neuberger Berman Loan Advisers Ltd.,
1,000,000	Series 2016-21A-DR (3 Month LIBOR USD + 2.40%, 2.40% Floor)	5.16%	^	04/20/2027	962,473
4,000,000	Series 2017-16SA-D (3 Month LIBOR USD + 2.50%)	5.29%	^	01/15/2028	3,850,229
1,500,000	Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	6.03%	^	10/18/2029	1,485,002
1,000,000	Series 2017-26A-D (3 Month LIBOR USD + 2.65%, 2.65% Floor)	5.43%	^	10/18/2030	940,201
1,500,000	Series 2018-28A-D (3 Month LIBOR USD + 2.85%)	5.61%	^	04/20/2030	1,450,654

	Octagon Investment Partners Ltd.,
4,500,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	6.79%	^	07/15/2029	4,504,757
500,000	Series 2014-1A-CRR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.64%	^	02/14/2031	503,088
2,500,000	Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	6.26%	^	03/17/2030	2,501,282
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.70%)	6.46%	^	07/20/2030	2,001,323
1,250,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.96%	^	03/17/2030	1,210,965

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd., (Cont.)
4,000,000	Series 2018-1A-C (3 Month LIBOR USD + 2.60%, 2.60% Floor)	5.36%	^	01/20/2031	3,801,791
3,000,000	Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	5.62%	^	07/25/2030	2,885,427

	OHA Credit Funding Ltd.,
1,000,000	Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.69%	^	10/20/2030	959,294

	RRAM Ltd.,
3,000,000	Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	5.74%	^	04/15/2030	2,905,175

	Stewart Park Ltd.,
3,500,000	Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	5.39%	^	01/15/2030	3,333,032

	Symphony Ltd.,
500,000	Series 2014-14A-D2 (3 Month LIBOR USD + 3.60%)	6.40%	^	07/14/2026	501,277
1,500,000	Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.84%	^	10/15/2031	1,468,181
1,000,000	Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	5.44%	^	04/15/2028	977,840

	TCI-Cent Ltd.,
2,000,000	Series 2016-1A-C (3 Month LIBOR USD + 4.00%)	6.76%	^	12/21/2029	2,001,204

	Thacher Park Ltd.,
3,000,000	Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	6.16%	^	10/20/2026	3,015,171

	Venture Ltd.,
849,941	Series 2006-7A-A1A (3 Month LIBOR USD + 0.23%)	2.99%	^	01/20/2022	850,518
5,000,000	Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.72%	^	10/15/2031	4,972,285

	Voya Ltd.,
3,900,000	Series 2013-1A-CR (3 Month LIBOR USD + 2.95%)	5.74%	^	10/15/2030	3,786,680
1,500,000	Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	6.31%	^	07/20/2030	1,500,767

	Westcott Park Ltd.,
1,000,000	Series 2016-1A-D (3 Month LIBOR USD + 4.35%)	7.11%	^	07/20/2028	1,000,865

	Wind River Ltd.,
3,750,000	Series 2012-1A-DR (3 Month LIBOR USD + 4.10%)	6.89%	^	01/15/2026	3,753,716
2,000,000	Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	9.53%	^	10/18/2030	1,955,454
2,000,000	Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.78%	^	07/18/2031	1,870,647
4,000,000	Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.69%	^	01/15/2031	3,830,052
2,000,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.54%	^	01/15/2031	1,850,795
7,975,000	Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	8.34%	^	10/15/2027	7,969,037
3,500,000	Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	5.64%		07/15/2028	3,386,735
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	6.53%	^	04/18/2029	1,980,010
1,750,000	Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	9.20%	^	04/18/2029	1,696,612
1,500,000	Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	5.29%	^	11/20/2030	1,399,576

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	91

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wind River Ltd., (Cont.)
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	5.69%	^	07/15/2030	1,373,015
3,500,000	Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	5.79%	^	07/15/2030	3,292,812

	Total Collateralized Loan Obligations (Cost $214,023,196)				208,528,644

FOREIGN CORPORATE BONDS 15.9%
300,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	300,251
1,200,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	1,205,307
300,000	Adecoagro S.A.	6.00%		09/21/2027	283,500
500,000	AES Andres B.V.	7.95%	^	05/11/2026	533,125
2,200,000	AES Dominicana	7.95%		05/11/2026	2,345,750
1,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	1,842,750
1,250,000	AI Candelaria Spain SLU	7.50%		12/15/2028	1,306,250
720,000	Alcoa Nederland Holding B.V.	6.13%	^	05/15/2028	743,400
415,000	Altice France S.A.	7.38%	^	05/01/2026	407,737
200,000	Altice Luxembourg S.A.	7.75%	^	05/15/2022	200,500
705,000	Ardagh Packaging Finance, Inc.	6.00%	^	02/15/2025	706,762
400,000	Avation Capital S.A.	6.50%	^	05/15/2021	401,500
448,000	Avolon Holdings Funding Ltd.	5.13%	^	10/01/2023	456,960
615,000	Avolon Holdings Funding Ltd.	5.25%	^	05/15/2024	634,987
2,800,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	2,786,000
300,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 6.98%)	8.75%	†	09/18/2019	303,453
200,000	Banco de Bogota S.A.	6.25%		05/12/2026	216,500
1,500,000	Banco de Credito e Inversiones	4.00%		02/11/2023	1,527,018
650,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	669,500
200,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	206,000
3,900,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	†	04/15/2024	3,521,700
350,000	Banco General S.A.	4.13%		08/07/2027	345,188
300,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	309,003
200,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	170,250
2,100,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	1,787,625
2,400,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†	01/10/2028	2,412,000
700,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.45%)	5.75%		10/04/2031	667,625
1,200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	1,197,012

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,450,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	1,488,062
1,000,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	996,260
200,000	Banistmo S.A.	3.65%	^	09/19/2022	197,500
300,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	315,378
4,400,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	4,062,300
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	192,820
500,000	BBVA Colombia S.A.	4.88%		04/21/2025	519,750
800,000	BDO Unibank, Inc.	2.63%		10/24/2021	789,776
3,150,000	BDO Unibank, Inc.	2.95%		03/06/2023	3,103,419
2,200,000	Bharti Airtel Ltd.	5.13%		03/11/2023	2,275,015
2,200,000	Bharti Airtel Ltd.	4.38%		06/10/2025	2,169,937
225,000	Bombardier, Inc.	6.00%	^	10/15/2022	228,094
150,000	Bombardier, Inc.	7.88%	^	04/15/2027	154,875
2,400,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	2,423,038
400,000	Braskem Finance Ltd.	6.45%		02/03/2024	436,284
1,200,000	C&W Senior Financing DAC	7.50%	^	10/15/2026	1,239,000
3,260,000	C&W Senior Financing DAC	6.88%		09/15/2027	3,284,450
215,000	Calfrac Holdings LP	8.50%	^	06/15/2026	167,700
540,000	Camelot Finance S.A.	7.88%	^	10/15/2024	572,400
2,950,000	Canacol Energy Ltd.	7.25%		05/03/2025	2,957,375
300,000	Canacol Energy Ltd.	7.25%	^	05/03/2025	300,750
605,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	623,150
500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	515,625
1,000,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	886,260
800,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	799,866
2,000,000	CNOOC Finance Ltd.	3.50%		05/05/2025	2,025,204
600,000	CNPC General Capital Ltd.	3.95%		04/19/2022	613,267
400,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	415,940
1,000,000	Comcel Trust	6.88%		02/06/2024	1,041,875
4,293,450	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	4,227,975
1,100,000	Controladora Mabe S.A. de C.V.	5.60%		10/23/2028	1,119,250
400,000	Cosan Overseas Ltd.	8.25%	†	05/05/2019	409,000
200,000	Cosan Overseas Ltd.	7.00%		01/20/2027	211,000
510,000	Cott Holdings, Inc.	5.50%	^	04/01/2025	516,375
1,400,000	Credito Real S.A.B. de C.V.	9.50%	^	02/07/2026	1,479,170
1,450,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	1,411,938
850,000	CSN Islands Corporation	7.00%	†	06/23/2019	734,400
1,000,000	CSN Resources S.A.	7.63%		02/13/2023	1,007,500
3,300,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	3,228,364
300,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	306,174
520,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	532,063
300,000	Digicel Group Two Ltd.	8.25%	^	09/30/2022	102,750
2,000,000	Digicel Group Two Ltd. (7.13% Cash + 2.00% PIK)	9.13%	^	04/01/2024	550,000
800,000	ECL S.A.	5.63%		01/15/2021	833,459

	El Puerto de Liver
200,000	Pool S.A.B. de C.V.	3.88%		10/06/2026	191,500
1,344,000	Embotelladora Andina S.A.	5.00%		10/01/2023	1,414,716
365,200	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	369,364

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,600,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,514,953
1,100,114	ENA Norte Trust	4.95%		04/25/2023	1,124,867
1,000,000	Energuate Trust	5.88%		05/03/2027	985,260
1,600,000	ENTEL Chile S.A.	4.75%		08/01/2026	1,614,185
2,200,000	ESAL GmBH	6.25%		02/05/2023	2,238,830
400,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	433,000
500,000	Fomento Economico Mexicano S.A.B. de C.V.	2.88%		05/10/2023	488,766
600,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	601,200
2,200,000	Freeport-McMoRan Copper & Gold, Inc.	5.40%		11/14/2034	2,013,000
2,150,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	1,892,021
1,500,000	Fresnillo PLC	5.50%		11/13/2023	1,584,390
2,900,000	Geopark Ltd.	6.50%		09/21/2024	2,921,750
400,000	Gilex Holding Sarl	8.50%	^	05/02/2023	425,500
750,000	Gilex Holding Sarl	8.50%		05/02/2023	797,812
1,000,000	Global Bank Corporation	4.50%	^	10/20/2021	1,011,500
1,700,000	Global Bank Corporation	4.50%		10/20/2021	1,719,550
2,900,000	Gohl Capital Ltd.	4.25%		01/24/2027	2,887,694
2,600,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	2,492,750
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	202,600
1,200,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	1,239,600
400,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	284,000
288,405	Guanay Finance Ltd.	6.00%		12/15/2020	293,092
490,000	GW Honos Security Corporation	8.75%	^	05/15/2025	469,175
300,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	314,622
3,300,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	3,569,968
900,000	Industrial Senior Trust	5.50%		11/01/2022	914,625
2,500,000	Inkia Energy Ltd.	5.88%		11/09/2027	2,450,025
210,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	187,425
370,000	Intelsat Jackson Holdings S.A.	8.50%	^	10/15/2024	361,675
1,000,000	Inversiones CMPC S.A.	4.50%		04/25/2022	1,025,257
400,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	423,000
2,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50%	†	03/19/2023	1,980,020
600,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	590,520
1,100,000	JBS Investments GmbH	7.25%		04/03/2024	1,131,625
1,000,000	JBS Investments GmbH	7.00%	^	01/15/2026	1,030,000
2,250,000	JSL Europe S.A.	7.75%		07/26/2024	2,227,950
215,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	185,437
1,000,000	Latam Finance Ltd.	6.88%		04/11/2024	1,028,750
1,000,000	Latam Finance Ltd.	7.00%	^	03/01/2026	1,018,500
1,900,000	LLPL Capital Pte Ltd.	6.88%	^	02/04/2039	2,059,714
3,500,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	3,510,780
1,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	992,510
300,000	MARB BondCo PLC	7.00%		03/15/2024	297,753
1,600,000	MARB BondCo PLC	6.88%		01/19/2025	1,566,296
400,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	414,000
240,000	MEG Energy Corporation	7.00%	^	03/31/2024	225,000
600,000	Mexichem S.A.B. de C.V.	5.88%		09/17/2044	595,428
1,377,120	Mexico Generadora de Energia	5.50%		12/06/2032	1,390,905
1,400,000	Millicom International Cellular S.A.	6.00%		03/15/2025	1,440,250
200,000	Millicom International Cellular S.A.	6.63%	^	10/15/2026	210,250
800,000	Millicom International Cellular S.A.	5.13%		01/15/2028	772,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
900,000	Millicom International Cellular S.A.	6.25%	^	03/25/2029	917,829
800,000	Minejesa Capital B.V.	4.63%		08/10/2030	778,282
1,200,000	Minejesa Capital B.V.	5.63%		08/10/2037	1,195,272
2,400,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	2,390,760
1,000,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	923,750
1,020,000	New Red Finance, Inc.	5.00%	^	10/15/2025	1,010,106
700,000	Nexa Resources S.A.	5.38%		05/04/2027	721,350
200,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	†Ω	04/29/2019	1,500
800,000	ONGC Videsh Ltd.	2.88%		01/27/2022	786,708
3,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	2,940,065
1,000,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	983,750
3,350,000	Pampa Energia S.A.	7.50%		01/24/2027	2,973,795
1,798,013	Panama Metro Line SP	0.00%	^	12/05/2022	1,658,667
1,793,742	Panama Metro Line SP	0.00%		12/05/2022	1,654,727
3,300,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	3,276,900
500,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	523,312
300,000	Petrobras Global Finance B.V.	6.90%		03/19/2049	297,420
1,050,000	Petroleos Mexicanos	6.50%		06/02/2041	953,074
400,000	PTTEP Treasury Center Company Ltd. (5 Year CMT Rate + 2.72%)	4.60%	†	07/17/2022	397,992
400,000	Raizen Fuels Finance S.A.	5.30%		01/20/2027	411,000
3,300,000	Reliance Holdings, Inc.	5.40%		02/14/2022	3,463,952
900,000	SACI Falabella	3.75%		04/30/2023	908,280
2,300,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	2,188,236
200,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	201,750
1,572,800	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	1,580,491
150,000	Starfruit Finco B.V.	8.00%	^	10/01/2026	151,875
500,000	Stars Group Holdings B.V.	7.00%	^	07/15/2026	522,500
1,943,561	Stoneway Capital Corporation	10.00%		03/01/2027	1,890,113
1,300,000	SUAM Finance B.V.	4.88%		04/17/2024	1,356,875
585,000	Superior Plus LP	7.00%	^	07/15/2026	597,431
200,000	Syngenta Finance N.V.	5.68%	^	04/24/2048	190,125
2,600,000	Syngenta Finance N.V.	5.68%		04/24/2048	2,471,620
200,000	Tecnoglass, Inc.	8.20%		01/31/2022	211,000
500,000	Telefonica Celular del Paragu	5.88%	^	04/15/2027	509,375
1,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	1,013,977
485,000	Telesat LLC	8.88%	^	11/15/2024	523,800
750,000	Tervita Escrow Corporation	7.63%	^	12/01/2021	748,125
400,000	Transelec S.A.	4.63%		07/26/2023	412,804
1,400,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	1,428,000
400,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	377,500
3,200,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	01/29/2025	2,792,032
3,241,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	3,109,701
3,000,000	UPL Corporation	3.25%		10/13/2021	2,965,461
700,000	Vedanta Resources PLC	7.13%		05/31/2023	687,225
2,700,000	Vedanta Resources PLC	6.13%		08/09/2024	2,474,342
500,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	575,625
1,622,000	VTR Finance B.V.	6.88%		01/15/2024	1,668,633
453,000	VTR Finance B.V.	6.88%	^	01/15/2024	466,024

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	93

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,900,000	YPF S.A.	8.50%		07/28/2025	2,856,500
1,000,000	YPF S.A.	6.95%		07/21/2027	891,750

	Total Foreign Corporate Bonds (Cost $204,908,116)				206,109,182

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.2%
2,800,000	Argentine Republic Government International Bond	6.88%		01/26/2027	2,273,950
700,000	Argentine Republic Government International Bond	5.88%		01/11/2028	539,087
1,100,000	Argentine Republic Government International Bond	6.63%		07/06/2028	868,736
2,500,000	Chile Government International Bond	3.13%		03/27/2025	2,541,150
500,000	Chile Government International Bond	3.13%		01/21/2026	507,598
200,000	Colombia Government International Bond	4.50%		03/15/2029	211,500
300,000	Colombia Government International Bond	5.20%		05/15/2049	323,190
800,000	Costa Rica Government International Bond	10.00%		08/01/2020	842,000
1,000,000	Israel Government International Bond	2.88%		03/16/2026	1,000,705
700,000	Mexico Government International Bond	3.75%		01/11/2028	692,615
500,000	Panama Government International Bond	4.00%		09/22/2024	523,500
1,700,000	Perusahaan Penerbit	4.15%	^	03/29/2027	1,720,400
1,000,000	Perusahaan Penerbit	4.15%		03/29/2027	1,012,000
3,350,000	Provincia de Buenos Aires	7.88%		06/15/2027	2,453,875

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $16,883,991)				15,510,306

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 10.5%

	20 Times Square Trust,
916,000	Series 2018-20TS-F	3.10%	#^	05/15/2035	866,169
916,000	Series 2018-20TS-G	3.10%	#^	05/15/2035	847,984

	Americold LLC,
159,000	Series 2010-ARTA-C	6.81%	^	01/14/2029	166,793

	AREIT Trust,
2,326,000	Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	02/14/2035	2,326,256
1,524,000	Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.13%	^	02/14/2035	1,527,632

	Atrium Hotel Portfolio Trust,
1,532,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.53%	^	12/15/2036	1,542,891
1,898,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.88%	^	06/15/2035	1,913,283

	Bancorp Commercial Mortgage Trust,
1,399,000	Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.84%	^	03/15/2036	1,407,893

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BANK,
11,899,211	Series 2017-BNK5-XA	1.09%	# I/O	06/15/2060	738,841
61,752,519	Series 2018-BN11-XA	0.50%	# I/O	03/15/2061	2,294,822

	Barclays Commercial Mortgage Securities LLC,
1,259,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%, 2.56% Floor)	6.23%	^	08/15/2027	1,258,661
203,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.68%	^	08/15/2036	201,926
231,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	4.18%	^	08/15/2036	230,658
467,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.98%	^	08/15/2036	463,578
465,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.98%	^	08/15/2036	462,250

	BBCMS Mortgage Trust,
240,000	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	4.87%	^	07/15/2037	240,943
1,958,000	Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	07/15/2037	1,981,438
956,000	Series 2018-TALL-E (1 Month LIBOR USD + 2.44%)	4.92%	^	03/15/2037	954,402

	BB-UBS Trust,
1,430,000	Series 2012-TFT-TE	3.56%	#^	06/05/2030	1,355,088

	Bear Stearns Commercial Mortgage Securities, Inc.,
250,000	Series 2007-T26-AJ	5.46%	#	01/12/2045	233,819

	BHMS Trust,
1,944,000	Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	07/15/2035	1,943,954

	BX Commercial Mortgage Trust,
487,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.80%	^	03/15/2037	486,593
1,914,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	4.43%	^	03/15/2037	1,917,398

	BX Trust,
450,500	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.53%	^	07/15/2034	451,252
697,850	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	07/15/2034	701,830
419,050	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.53%	^	07/15/2034	419,044
710,600	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.63%	^	07/15/2034	714,652
611,000	Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	4.45%	^	05/15/2035	612,880
530,000	Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	4.90%	^	05/15/2035	532,703
367,000	Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	5.40%	^	05/15/2035	369,427
1,788,000	Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	5.13%	^	04/15/2035	1,778,236

	Carbon Capital Commercial Mortgage Trust,
2,115,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.35%	^	10/15/2035	2,120,309

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CD Commercial Mortgage Trust,
9,501,159	Series 2017-CD3-XA	1.03%	# I/O	02/10/2050	601,161

	CFCRE Commercial Mortgage Trust,
4,530,464	Series 2016-C4-XA	1.73%	# I/O	05/10/2058	418,474
9,564,897	Series 2017-C8-XA	1.66%	# I/O	06/15/2050	909,861
22,058,000	Series 2018-TAN-X	1.63%	#^ I/O	02/15/2033	1,265,944

	CGDBB Commercial Mortgage Trust,
563,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.08%	^	07/15/2032	564,190
788,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.63%	^	07/15/2032	788,833

	CGGS Commercial Mortgage Trust,
1,711,000	Series 2018-WSS-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.78%	^	02/15/2037	1,710,990
44,178,000	Series 2018-WSS-XCP	0.94%	#^ I/O	02/15/2037	169,211

	CHT Mortgage Trust,
501,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	6.22%	^	11/15/2036	504,481

	Citigroup Commercial Mortgage Trust,
1,795,611	Series 2014-GC25-XA	1.00%	# I/O	10/10/2047	83,235
90,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	83,554
2,533,407	Series 2016-P4-XA	1.99%	# I/O	07/10/2049	265,189
530,000	Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.90% Floor)	5.28%	^	12/15/2036	533,222
1,040,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	6.13%	^	12/15/2036	1,048,457
2,051,000	Series 2019-SST2-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.48%	^	12/15/2036	2,056,612

	CLNS Trust,
571,000	Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.54%	^	06/11/2032	572,264
571,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.99%	^	06/11/2032	574,398
571,000	Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.99%	^	06/11/2032	574,728

	Cloverleaf Cold Storage Trust,
1,411,000	Series 2019-CHL2-E (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.78%	^	03/15/2036	1,414,537
1,411,000	Series 2019-CHL2-F (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.23%	^	03/15/2036	1,414,537

	COBALT Commercial Mortgage Trust,
4,015	Series 2007-C2-AJFX	5.57%	#	04/15/2047	4,029

	Commercial Mortgage Pass-Through Certificates,
1,187,000	Series 2012-CR4-D	4.57%	#^Þ	10/15/2045	502,275
2,598,250	Series 2013-CR10-XA	0.68%	# I/O	08/10/2046	68,322
1,534,000	Series 2013-CR11-D	5.14%	#^	08/10/2050	1,523,482
1,565,000	Series 2013-LC13-D	5.27%	#^	08/10/2046	1,536,705
1,171,275	Series 2014-CR17-XA	1.05%	# I/O	05/10/2047	44,937
78,000	Series 2014-CR19-C	4.71%	#	08/10/2047	80,938
125,000	Series 2014-CR20-C	4.50%	#	11/10/2047	129,346
233,000	Series 2015-CR22-D	4.12%	#^	03/10/2048	221,277
13,106,265	Series 2015-CR25-XA	0.91%	# I/O	08/10/2048	564,357
8,052,708	Series 2015-CR27-XA	1.12%	# I/O	10/10/2048	393,624
2,399,873	Series 2015-DC1-XA	1.13%	# I/O	02/10/2048	102,180
815,000	Series 2015-LC21-C	4.30%	#	07/10/2048	831,200
12,931,942	Series 2015-LC21-XA	0.77%	# I/O	07/10/2048	422,090
406,000	Series 2015-LC23-C	4.65%	#	10/10/2048	424,981
3,536,201	Series 2016-DC2-XA	1.03%	# I/O	02/10/2049	189,868

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates, (Cont.)
2,228,000	Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.25% Floor)	4.66%	^	09/15/2033	2,239,673

	Credit Suisse Commercial Mortgage Trust,
4,060	Series 2007-C1-AM	5.42%		02/15/2040	4,080

	Credit Suisse Mortgage Capital Certificates,
2,018,458	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	58,136

	CSAIL Commercial Mortgage Trust,
2,639,503	Series 2015-C1-XA	0.91%	# I/O	04/15/2050	103,064
45,785,949	Series 2018-CX12-XA	0.62%	# I/O	08/15/2051	2,108,768

	CSMC Trust,
1,229,000	Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.78%	^	07/15/2032	1,234,610

	DBGS Mortgage Trust,
1,898,000	Series 2018-5BP-F (1 Month LIBOR USD + 2.45%)	4.93%	^	06/15/2033	1,871,332
1,749,542	Series 2018-BIOD-C (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.43%	^	05/15/2035	1,726,269

	FREMF Mortgage Trust,
267,297	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.54%	^	07/25/2023	278,000

	GE Commercial Mortgage Corporation Trust,
66,015	Series 2007-C1-AM	5.44%	#	12/10/2049	59,739

	GMAC Commercial Mortgage Securities Trust,
406,000	Series 2004-C3-D	5.04%	#	12/10/2041	406,002
564,000	Series 2004-C3-E	5.14%	#^	12/10/2041	558,123

	Grace Mortgage Trust,
100,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	101,118

	Great Wolf Trust,
424,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.73%	^	09/15/2034	424,748
657,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.73%	^	09/15/2034	659,194
350,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.70%	^	09/15/2034	351,807

	GS Mortgage Securities Corporation,
2,759,088	Series 2013-GC10-XA	1.52%	# I/O	02/10/2046	133,826
8,877,833	Series 2014-GC24-XA	0.80%	# I/O	09/10/2047	274,911
2,128,000	Series 2018-FBLU-F (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.73%	^	11/15/2035	2,133,162
850,000	Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	4.58%	^	07/15/2031	839,292
850,000	Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	5.28%	^	07/15/2031	838,549
850,000	Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	6.41%	^	07/15/2031	839,100

	GS Mortgage Securities Trust,
165,000	Series 2014-GC26-D	4.52%	#^	11/10/2047	140,999
7,300,153	Series 2015-GS1-XA	0.80%	# I/O	11/10/2048	319,219
7,349,888	Series 2016-GS2-XA	1.66%	# I/O	05/10/2049	606,893
169,000	Series 2018-GS10-WLSA	4.58%	#^	03/10/2033	180,614
336,000	Series 2018-GS10-WLSB	4.58%	#^	03/10/2033	358,544
457,000	Series 2018-GS10-WLSC	4.58%	#^	03/10/2033	475,208
442,000	Series 2018-GS10-WLSD	4.58%	#^	03/10/2033	444,141
553,000	Series 2018-GS10-WLSE	4.58%	#^	03/10/2033	529,643

	Hilton Orlando Trust,
1,390,000	Series 2018-ORL-E (1 Month LIBOR USD + 2.65%)	5.13%	^	12/15/2034	1,401,643

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	95

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Hunt Ltd.,
1,263,000	Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	4.88%	^	08/15/2034	1,261,478

	IMT Trust,
556,000	Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%)	4.63%	^	06/15/2034	553,641
556,000	Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%)	5.33%	^	06/15/2034	553,383

	JP Morgan Chase Commercial Mortgage Securities Corporation,
737	Series 2007-CB18-AM	5.47%	#	06/12/2047	739
322,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	06/15/2032	319,877
243,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	06/15/2032	240,751
786,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	06/15/2032	772,169
340,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.74%	^	07/15/2034	340,051
320,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.44%	^	07/15/2034	320,688
283,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.44%	^	07/15/2034	284,199
398,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	6.24%	^	07/15/2034	395,325
627,319	Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.08%	^	06/15/2032	629,616
248,936	Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	4.58%	^	06/15/2032	250,215
79,660	Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.35% Floor)	5.48%	^	06/15/2035	80,245

	JP Morgan Chase Commercial Mortgage Securities Trust,
412,000	Series 2004-CBX-D	5.10%	#	01/12/2037	412,808
1,266,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	1,186,800
883,000	Series 2015-MAR7-D	5.23%	^	06/05/2032	883,746
6,216,472	Series 2016-JP4-XA	0.75%	# I/O	12/15/2049	224,027
1,431,000	Series 2016-WIKI-E	4.01%	#^	10/05/2031	1,415,481
1,957,000	Series 2018-WPT-EFX	5.54%	^	07/05/2033	2,050,588

	JPMBB Commercial Mortgage Securities Trust,
1,785,000	Series 2014-C18-XA	0.87%	# I/O	02/15/2047	61,514
100,000	Series 2014-C23-C	4.47%	#	09/15/2047	103,221
150,000	Series 2014-C25-C	4.44%	#	11/15/2047	153,443
425,000	Series 2014-C26-C	4.42%	#	01/15/2048	437,284
2,230,000	Series 2015-C29-C	4.17%	#	05/15/2048	2,243,551
6,201,433	Series 2015-C29-XA	0.80%	# I/O	05/15/2048	175,096
5,519,819	Series 2015-C31-XA	0.94%	# I/O	08/15/2048	233,187
470,000	Series 2015-C33-C	4.62%	#	12/15/2048	485,823

	LCCM,
2,532,000	Series 2017-LC26-C	4.71%	^	07/12/2050	2,552,983

	LSTAR Commercial Mortgage Trust,
4,175,920	Series 2016-4-XA	1.88%	#^ I/O	03/10/2049	279,196
16,723,978	Series 2017-5-X	1.11%	#^ I/O	03/10/2050	760,484

	Madison Avenue Trust,
2,957,000	Series 2013-650M-E	4.03%	#^	10/12/2032	2,923,990

	Monarch Beach Resort Trust,
2,176,000	Series 2018-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	5.03%	^	07/15/2035	2,178,589

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Bank of America Merrill Lynch Trust,
100,000	Series 2014-C18-C	4.49%	#	10/15/2047	101,462
500,000	Series 2014-C19-C	4.00%		12/15/2047	497,855
500,000	Series 2015-C20-C	4.46%	#	02/15/2048	510,347
301,000	Series 2015-C20-D	3.07%	^	02/15/2048	267,245
360,000	Series 2015-C23-C	4.13%	#	07/15/2050	363,561
274,000	Series 2015-C27-C	4.53%	#	12/15/2047	276,189

	Morgan Stanley Capital Trust,
393,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.68%	^	11/15/2034	393,244
590,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.63%	^	11/15/2034	590,361
447,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.83%	^	11/15/2034	447,557
679,000	Series 2017-CLS-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.43%	^	11/15/2034	675,930
755,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	5.08%	^	11/15/2034	752,085
561,000	Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.13%	^	07/15/2035	557,109
837,000	Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	5.03%	^	07/15/2035	833,936
561,000	Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.53%	^	07/15/2035	559,434

	Motel 6 Trust,
1,051,804	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.63%	^	08/15/2034	1,055,650

	MSCG Trust,
550,800	Series 2016-SNR-C	5.21%	^	11/15/2034	552,115
2,267,000	Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.53%	^	10/15/2037	2,267,918

	Natixis Commercial Mortgage Securities Trust,
1,919,000	Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.69%	^	06/15/2035	1,889,978
113,493,028	Series 2018-FL1-XCP	0.95%	#^ I/O	06/15/2021	970,206

	NLY Commercial Mortgage Trust,
2,047,000	Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	02/15/2036	2,056,695

	PFP Ltd.,
907,578	Series 2017-4-C (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.73%	^	07/14/2035	909,965

	Resource Capital Ltd.,
931,249	Series 2017-CRE5-B (1 Month LIBOR USD + 2.00%)	4.48%	^	07/15/2034	934,390

	STWD Mortgage Trust,
2,968,000	Series 2018-URB-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	05/15/2035	2,939,869

	Tharaldson Hotel Portfolio Trust,
1,334,088	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.66%	^	11/11/2034	1,342,833

	UBS Commercial Mortgage Trust,
1,097,000	Series 2018-C8-C	4.70%	#	02/15/2051	1,122,431
15,949,241	Series 2018-C8-XA	0.89%	# I/O	02/15/2051	985,352

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	UBS-Citigroup Commercial Mortgage Trust,
931,000	Series 2011-C1-D	6.05%	#^	01/10/2045	987,523

	Wachovia Bank Commercial Mortgage Trust,
518,421	Series 2006-C25-F	5.19%	#	05/15/2043	517,749

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2014-LC16-D	3.94%	^	08/15/2050	385,951
200,000	Series 2015-C27-C	3.89%		02/15/2048	194,563
400,000	Series 2015-C28-C	4.13%	#	05/15/2048	393,764
10,513,091	Series 2015-C30-XA	0.92%	# I/O	09/15/2058	483,001
540,000	Series 2015-C31-C	4.61%	#	11/15/2048	552,366
5,795,891	Series 2015-C31-XA	1.06%	# I/O	11/15/2048	317,991
2,644,349	Series 2015-NXS1-XA	1.15%	# I/O	05/15/2048	119,462
8,701,876	Series 2015-NXS2-XA	0.74%	# I/O	07/15/2058	268,576
411,000	Series 2015-NXS4-C	4.60%	#	12/15/2048	427,831
2,696,034	Series 2016-C33-XA	1.77%	# I/O	03/15/2059	228,718
15,554,807	Series 2017-C38-XA	1.07%	# I/O	07/15/2050	1,031,851
3,101,946	Series 2017-RC1-XA	1.54%	# I/O	01/15/2060	267,597
1,052,000	Series 2018-BXI-E (1 Month LIBOR USD + 2.16%)	4.64%	^	12/15/2036	1,054,961
2,267,000	Series 2018-C47-C	4.94%	#	09/15/2061	2,359,586

	WF-RBS Commercial Mortgage Trust,
3,923,246	Series 2014-C21-XA	1.07%	# I/O	08/15/2047	159,531
4,955,194	Series 2016-NXS6-XA	1.64%	# I/O	11/15/2049	404,362

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $138,885,943)				136,130,789

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 21.3%

	ACE Securities Corporation Home Equity Loan Trust,
4,606,795	Series 2007-HE1-A2A (1 Month LIBOR USD + 0.09%, 0.09% Floor)	2.58%		01/25/2037	3,322,570

	Ajax Mortgage Loan Trust,
2,573,727	Series 2016-C-A	4.00%	^§	10/25/2057	2,580,458
5,690,111	Series 2017-C-A	3.75%	^§	07/25/2060	5,698,464

	APS Resecuritization Trust,
8,057,049	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.95%	^ΔÞ	10/27/2046	7,024,636

	Banc of America Funding Corporation,
750,000	Series 2005-B-3M1 (1 Month LIBOR USD + 0.68%, 0.45% Floor, 11.00% Cap)	3.16%		04/20/2035	736,227

	Bayview Opportunity Master Fund Trust,
9,762,900	Series 2018-SBR4-A1	4.38%	^§	06/28/2033	9,815,359

	Bear Stearns Alt-A Trust,
1,335,707	Series 2006-4-22A1	4.05%	#	08/25/2036	1,220,765

	Bear Stearns ARM Trust,
2,619,303	Series 2006-2-2A1	4.10%	#	07/25/2036	2,385,655

	Chase Mortgage Finance Trust,
2,941,244	Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.09%		06/25/2037	1,515,678

	CHL Mortgage Pass-Through Trust,
7,826,140	Series 2007-14-A19	6.00%		09/25/2037	6,357,739
7,279,700	Series 2007-9-A1	5.75%		07/25/2037	6,115,783
6,506,085	Series 2007-9-A13	5.75%		07/25/2037	5,511,165
4,800,000	Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	5.24%	^	05/25/2023	4,830,793

	CIM Trust,
13,420,000	Series 2017-3RR-B2	10.09%	#^Þ	01/27/2057	15,368,850

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Mortgage Loan Trust, Inc.,
3,371,559	Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.63%	^	09/25/2036	3,260,692
5,667,946	Series 2006-AR6-2A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.74%		09/25/2036	5,526,771

	CitiMortgage Alternative Loan Trust,
9,702,213	Series 2007-A5-1A1	6.00%		05/25/2037	9,422,256
1,417,731	Series 2007-A5-1A10	5.75%		05/25/2037	1,359,384

	Civic Mortgage LLC,
3,431,516	Series 2018-2-A2	5.32%	^§	11/25/2022	3,427,389

	COLT Mortgage Loan Trust,
6,858,000	Series 2017-2-M1	3.51%	#^	10/25/2047	6,792,765

	Countrywide Alternative Loan Trust,
507,452	Series 2005-75CB-A3	5.50%		01/25/2036	470,427
698,778	Series 2006-23CB-2A2	6.50%		08/25/2036	434,277
493,203	Series 2007-15CB-A7	6.00%		07/25/2037	424,292
706,635	Series 2008-1R-2A3	6.00%		08/25/2037	576,796

	Countrywide Home Loans,
479,751	Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	4.59%		02/20/2036	421,311
399,641	Series 2007-14-A15	6.50%		09/25/2037	335,294
934,866	Series 2007-HY1-1A1	4.46%	#	04/25/2037	911,656

	Credit Suisse First Boston Mortgage Backed Trust,
389,327	Series 2006-2-A5A	6.08%	ß	09/25/2036	228,645

	Credit Suisse First Boston Mortgage Securities Corporation,
678,121	Series 2005-10-6A9	5.50%		11/25/2035	549,474
348,211	Series 2005-9-5A9	5.50%		10/25/2035	296,034

	Credit Suisse Mortgage Capital Certificates,
1,500,000	Series 2011-12R-3A5	4.43%	#^	07/27/2036	1,503,950
289,869	Series 2011-5R-6A9	3.97%	#^	11/27/2037	293,525

	CSMC Trust,
2,745,228	Series 2017-1A-A	4.50%	^	03/25/2021	2,761,645

	Deutsche Mortgage & Asset Receiving Corporation,
210,599	Series 2014-RS1-1A2	6.50%	#^	07/27/2037	195,401

	Deutsche Securities, Inc.,
402,146	Series 2006-AB4-A1A	6.01%	#	10/25/2036	376,995

	GCAT LLC,
10,684,153	Series 2018-1-A1	3.84%	^§	06/25/2048	10,693,850

	Impac Secured Assets Trust,
1,113,349	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.76%		02/25/2037	930,475

	IndyMac Mortgage Loan Trust,
2,387,921	Series 2004-AR4-3A	4.32%	#	08/25/2034	2,357,062
2,422,760	Series 2006-AR19-2A1	3.85%	#	08/25/2036	2,187,250
13,328,165	Series 2007-FLX6-1A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.74%		09/25/2037	12,991,570

	JP Morgan Mortgage Trust,
611,583	Series 2005-S3-1A2	5.75%		01/25/2036	472,170
828,062	Series 2007-A2-4A1M	4.26%	#	04/25/2037	771,580

	Lehman Mortgage Trust,
185,518	Series 2006-1-1A3	5.50%		02/25/2036	154,929

	Lehman Trust,
9,592,381	Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.69%		06/25/2046	9,394,634

	loanDepot GMSR Master Trust,
3,000,000	Series 2018-GT1-A (1 Month LIBOR USD + 2.80%, 2.80% Floor)	5.28%	^	10/16/2023	3,007,464

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	97

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MASTR Adjustable Rate Mortgages Trust,
159,616	Series 2006-2-2A1	4.64%	#	04/25/2036	143,334

	Merrill Lynch Alternative Note Asset Trust,
386,917	Series 2007-F1-2A7	6.00%		03/25/2037	282,582

	Merrill Lynch Mortgage Investors Trust,
818,148	Series 2006-AF1-AF2C	6.25%		08/25/2036	588,580

	MFA LLC,
11,346,300	Series 2018-NPL2-A1	4.16%	^§	07/25/2048	11,419,704

	Morgan Stanley Mortgage Loan Trust,
160,740	Series 2005-7-4A1	5.50%		11/25/2035	148,092
127,639	Series 2006-2-2A4	5.75%		02/25/2036	127,654
462,539	Series 2006-2-7A1	5.62%	#	02/25/2036	397,179
649,207	Series 2007-8XS-A1	5.75%	#	04/25/2037	439,821

	Morgan Stanley Resecuritization Trust,
10,593,364	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	3.29%	^Þ	12/26/2046	9,537,205

	New Century Home Equity Loan Trust,
4,412,975	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	2.67%		05/25/2036	4,156,660

	New Residential Mortgage Loan Trust,
7,411,694	Series 2018-FNT2-B	4.09%	^	07/25/2054	7,514,395

	NovaStar Mortgage Funding Trust Series,
12,774,206	Series 2006-3-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.65%		10/25/2036	7,047,888

	PNMAC GMSR Trust,
17,600,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	4.84%	^	04/25/2023	17,692,048

	PRPM LLC,
1,140,494	Series 2017-1A-A1	4.25%	^§	01/25/2022	1,152,705
7,008,124	Series 2018-1A-A1	3.75%	#^	04/25/2023	7,015,438

	Residential Accredit Loans, Inc.,
275,037	Series 2006-QS10-A9	6.50%		08/25/2036	258,647
593,192	Series 2006-QS12-2A3	6.00%		09/25/2036	561,855

	Residential Asset Securitization Trust,
2,061,622	Series 2005-A15-5A2	5.75%		02/25/2036	1,436,568
438,452	Series 2006-A2-A11	6.00%		01/25/2046	312,987

	Residential Funding Mortgage Securities Trust,
6,958,161	Series 2006-S8-A10	6.00%		09/25/2036	6,544,104

	Soundview Home Loan Trust,
6,909,927	Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.64%		06/25/2037	4,865,508

	Structured Adjustable Rate Mortgage Loan Trust,
2,422,941	Series 2005-22-4A1	4.54%	#	12/25/2035	2,318,014

	Structured Asset Securities Corporation,
8,211,097	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.68%	^	03/25/2037	7,297,499

	TBW Mortgage Backed Pass Through,
13,581,998	Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	2.89%		07/25/2036	1,816,227
13,582,086	Series 2006-3-4A3 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.61%	I/F I/O	07/25/2036	2,872,978

	Toorak Mortgage Corporation Ltd.,
10,000,000	Series 2019-1-A1	4.46%	^§	03/25/2022	10,099,710

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Towd Point Mortgage Trust,
1,564,816	Series 2015-2-1A13	2.50%	#^	11/25/2060	1,545,457

	Velocity Commercial Capital Loan Trust,
2,735,493	Series 2018-2-M1	4.26%	#^	10/26/2048	2,795,594
1,261,851	Series 2018-2-M2	4.51%	#^	10/26/2048	1,295,286
817,703	Series 2018-2-M3	4.72%	#^	10/26/2048	840,582

	Verus Securitization,
1,846,132	Series 2017-1A-A3	3.72%	#^	01/25/2047	1,857,530

	VOLT LLC,
5,000,000	Series 2018-NPL6-A1B	4.56%	^§	09/25/2048	5,081,827

	Washington Mutual Mortgage Pass-Through Certificates,
976,410	Series 2006-2-4CB	6.00%		03/25/2036	941,188

	Wells Fargo Alternative Loan Trust,
678,586	Series 2007-PA5-1A1	6.25%		11/25/2037	668,232

	Wells Fargo Mortgage Backed Securities Trust,
132,937	Series 2007-2-1A15	5.75%		03/25/2037	128,563
77,919	Series 2007-3-1A4	6.00%		04/25/2037	78,601

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $280,591,323)				276,294,347

US CORPORATE BONDS 6.7%
395,000	Acrisure LLC	8.13%	^	02/15/2024	410,024
635,000	AECOM	5.13%		03/15/2027	616,744
295,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	249,275
145,000	AK Steel Corporation	7.63%		10/01/2021	146,087
175,000	AK Steel Corporation	6.38%		10/15/2025	146,125
380,000	Albertson’s Holdings LLC	5.75%		03/15/2025	362,425
200,000	Albertson’s Holdings LLC	7.50%	^	03/15/2026	206,750
765,000	Alliant Holdings Intermediate LLC	8.25%	^	08/01/2023	787,950
520,000	Allison Transmission, Inc.	5.00%	^	10/01/2024	520,650
325,000	AMC Merger, Inc.	8.00%	^	05/15/2025	147,875
380,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	368,600
600,000	Antero Midstream Partners LP	5.75%	^	03/01/2027	610,500
660,000	Aramark Services, Inc.	5.00%	^	04/01/2025	677,490
315,000	Aramark Services, Inc.	5.00%	^	02/01/2028	314,490
345,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	258,750
580,000	Ascend Learning LLC	6.88%	^	08/01/2025	578,550
220,000	Ascend Learning LLC	6.88%	^	08/01/2025	219,450
1,170,000	Ashland, Inc.	4.75%		08/15/2022	1,208,025
675,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	627,750
695,000	Avantor, Inc.	9.00%	^	10/01/2025	754,944
510,000	B&G Foods, Inc.	5.25%		04/01/2025	490,875
195,000	Banff Merger Sub, Inc.	9.75%	^	09/01/2026	189,637
210,000	Bausch Health Companies, Inc.	7.00%	^	03/15/2024	222,705
170,000	Bausch Health Companies, Inc.	5.75%	^	08/15/2027	174,675
790,000	Beacon Escrow Corporation	4.88%	^	11/01/2025	753,462
785,000	Boyne USA, Inc.	7.25%	^	05/01/2025	843,875
760,000	Builders FirstSource, Inc.	5.63%	^	09/01/2024	751,450
205,000	Calpine Corporation	5.75%		01/15/2025	204,487
1,130,000	CCO Holdings LLC	5.75%	^	02/15/2026	1,186,500
395,000	CCO Holdings LLC	5.00%	^	02/01/2028	391,544
275,000	CDK Global, Inc.	5.88%		06/15/2026	288,750
445,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	370,462
735,000	Centene Corporation	4.75%		01/15/2025	751,537
240,000	Centene Corporation	5.38%	^	06/01/2026	250,800
250,000	CFX Escrow Corporation	6.00%	^	02/15/2024	261,250
385,000	CFX Escrow Corporation	6.38%	^	02/15/2026	410,264

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
660,000	Cheniere Energy Partners LP	5.25%		10/01/2025	677,325
315,000	Cheniere Energy Partners LP	5.63%	^	10/01/2026	323,662
490,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	453,534
240,000	Clear Channel Worldwide Holdings, Inc.	9.25%	^	02/15/2024	255,000
667,000	CNX Midstream Partners LP	6.50%	^	03/15/2026	648,657
355,000	CommScope Finance LLC	5.50%	^	03/01/2024	363,978
130,000	CommScope Finance LLC	6.00%	^	03/01/2026	134,793
310,000	Constellation Merger Sub, Inc.	8.50%	^	09/15/2025	282,100
470,000	CRC Issuer LLC	5.25%	^	10/15/2025	454,725
510,000	Credit Acceptance Corporation	6.63%	^	03/15/2026	518,925
410,000	Crown Americas LLC	4.50%		01/15/2023	415,125
729,000	Crown Americas LLC	4.75%		02/01/2026	734,322
750,000	CSC Holdings LLC	5.38%	^	07/15/2023	765,937
515,000	CSC Holdings LLC	5.25%		06/01/2024	524,012
610,000	CSI Compressco LP	7.50%	^	04/01/2025	585,600
500,000	Dana Financing Ltd.	5.75%	^	04/15/2025	502,500
230,000	DISH DBS Corporation	5.88%		11/15/2024	194,062
235,000	EES Finance Corporation	8.13%		05/01/2025	240,875
390,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	396,825
390,000	Embarq Corporation	8.00%		06/01/2036	381,712
280,000	Energizer Holdings, Inc.	7.75%	^	01/15/2027	299,250
726,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	756,855
45,000	Enterprise Merger Sub, Inc.	8.75%	^	10/15/2026	40,219
255,000	EP Energy LLC	7.75%	^	05/15/2026	209,100
901,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	897,621
155,000	Extraction Oil & Gas, Inc.	5.63%	^	02/01/2026	119,737
345,000	Financial & Risk US Holdings, Inc.	6.25%	^	05/15/2026	350,606
355,000	Financial & Risk US Holdings, Inc.	8.25%	^	11/15/2026	349,231
175,000	First Data Corporation	5.75%	^	01/15/2024	180,600
400,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	384,000
430,000	Foresight Energy LLC	11.50%	^	04/01/2023	350,450
490,000	Frontdoor, Inc.	6.75%	^	08/15/2026	502,250
120,000	Frontier Communications Corporation	8.50%		04/15/2020	117,900
280,000	Frontier Communications Corporation	8.50%	^	04/01/2026	260,750
210,000	Frontier Communications Corporation	8.00%	^	04/01/2027	217,350
307,000	FTS International, Inc.	6.25%		05/01/2022	298,557
775,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	846,687
740,000	Golden Nugget, Inc.	6.75%	^	10/15/2024	745,550
200,000	Gray Television, Inc.	5.13%	^	10/15/2024	201,000
340,000	Gray Television, Inc.	7.00%	^	05/15/2027	362,100
565,000	GTT Communications, Inc.	7.88%	^	12/31/2024	497,200
405,000	Gulfport Energy Corporation	6.38%		05/15/2025	368,044
185,000	HCA Healthcare, Inc.	6.25%		02/15/2021	194,870
195,000	HCA, Inc.	5.25%		04/15/2025	209,295
1,105,000	HCA, Inc.	5.38%		09/01/2026	1,165,775
55,000	HCA, Inc.	5.88%		02/01/2029	59,328
1,105,000	Hess Infrastructure Partners LP	5.63%	^	02/15/2026	1,129,862
205,000	Hexion, Inc.	6.63%		04/15/2020	171,687
85,000	Hexion, Inc.	10.38%	^	02/01/2022	71,612
560,000	Hilcorp Energy LP	6.25%	^	11/01/2028	564,200
1,115,000	Hilton Domestic Operating Company, Inc.	4.25%		09/01/2024	1,115,691
355,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	365,064
540,000	Icahn Enterprises Finance Corporation	6.38%		12/15/2025	554,175

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
370,000	Indigo Natural Resources LLC	6.88%	^	02/15/2026	329,300
845,000	Informatica LLC	7.13%	^	07/15/2023	865,069
525,000	IRB Holding Corporation	6.75%	^	02/15/2026	494,812
610,000	Iridium Communications, Inc.	10.25%	^	04/15/2023	674,050
720,000	JBS USA Finance, Inc.	6.75%	^	02/15/2028	747,900
635,000	JELD-WEN, Inc.	4.63%	^	12/15/2025	604,837
560,000	KAR Auction Services, Inc.	5.13%	^	06/01/2025	556,500
335,000	Kratos Defense & Security Solutions, Inc.	6.50%	^	11/30/2025	353,844
300,000	Level 3 Communications, Inc.	5.75%		12/01/2022	303,840
690,000	Level 3 Financing, Inc.	5.38%		01/15/2024	704,559
510,000	Lions Gate Capital Holdings LLC	6.38%	^	02/01/2024	535,500
680,000	Live Nation Entertainment, Inc.	5.63%	^	03/15/2026	703,800
775,000	LTF Merger Sub, Inc.	8.50%	^	06/15/2023	799,219
440,000	Marriott Ownership Resorts, Inc.	6.50%	^	09/15/2026	462,638
175,000	Masonite International Corporation	5.63%	^	03/15/2023	179,594
470,000	Masonite International Corporation	5.75%	^	09/15/2026	481,750
600,000	Match Group, Inc.	5.00%	^	12/15/2027	607,500
175,000	Matterhorn Merger Sub LLC	8.50%	^	06/01/2026	152,688
430,000	MGM Growth Properties LP	5.75%	^	02/01/2027	445,588
450,000	MGM Growth Properties LP	4.50%		01/15/2028	425,250
260,000	MGM Resorts International	5.75%		06/15/2025	270,725
240,000	Moss Creek Resources Holdings, Inc.	7.50%	^	01/15/2026	222,600
465,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	465,000
410,000	MPT Operating Partnership LP	5.25%		08/01/2026	423,838
695,000	MPT Operating Partnership LP	5.00%		10/15/2027	708,900
290,000	Nabors Industries, Inc.	5.75%		02/01/2025	261,357
640,000	Navient Corporation	6.50%		06/15/2022	668,600
390,000	NCL Corporation Ltd.	4.75%	^	12/15/2021	395,363
200,000	Netflix, Inc.	5.88%		02/15/2025	216,630
790,000	NFP Corporation	6.88%	^	07/15/2025	758,400
205,000	NVA Holdings, Inc.	6.88%	^	04/01/2026	203,719
230,000	Oasis Petroleum, Inc.	6.88%		03/15/2022	232,875
320,000	Panther BF Aggregator LP	6.25%	^	05/15/2026	327,200
175,000	Panther BF Aggregator LP	8.50%	^	05/15/2027	175,875
340,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	317,390
520,000	Parsley Energy LLC	5.63%	^	10/15/2027	521,300
785,000	Peabody Securities Finance Corporation	6.00%	^	03/31/2022	793,831
475,000	Penn National Gaming, Inc.	5.63%	^	01/15/2027	463,125
155,000	PetSmart, Inc.	5.88%	^	06/01/2025	130,588
740,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	751,100
285,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50%	^	12/01/2022	282,221
745,000	Post Holdings, Inc.	5.50%	^	03/01/2025	756,175
706,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	743,065
225,000	QEP Resources, Inc.	5.25%		05/01/2023	213,188
245,000	QEP Resources, Inc.	5.63%		03/01/2026	222,950
120,000	Radiate Finance, Inc.	6.88%	^	02/15/2023	119,400
290,000	Radiate Finance, Inc.	6.63%	^	02/15/2025	281,300
140,000	RegionalCare Hospital Partners Holdings, Inc.	8.25%	^	05/01/2023	149,013

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	99

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
485,000	Resideo Funding, Inc.	6.13%	^	11/01/2026	501,975
255,000	Riverbed Technology, Inc.	8.88%	^	03/01/2023	195,075
360,000	Schweitzer-Mauduit International, Inc.	6.88%	^	10/01/2026	364,500
410,000	Scientific Games International, Inc.	5.00%	^	10/15/2025	402,825
400,000	Scientific Games International, Inc.	8.25%	^	03/15/2026	409,000
1,030,000	Select Medical Corporation	6.38%		06/01/2021	1,035,150
494,000	Sirius XM Radio, Inc.	5.38%	^	07/15/2026	504,498
400,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	394,750
195,000	Solera Finance, Inc.	10.50%	^	03/01/2024	212,339
360,000	Springleaf Finance Corporation	6.88%		03/15/2025	372,600
120,000	Springleaf Finance Corporation	7.13%		03/15/2026	122,399
900,000	Sprint Capital Corporation	6.88%		11/15/2028	867,375
865,000	Sprint Corporation	7.13%		06/15/2024	880,138
440,000	SS&C Technologies, Inc.	5.50%	^	09/30/2027	445,225
295,000	Star Merger Sub, Inc.	6.88%	^	08/15/2026	302,191
400,000	Stevens Holding Company, Inc.	6.13%	^	10/01/2026	414,000
680,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	690,200
430,000	Sunoco LP	5.50%		02/15/2026	426,775
230,000	Sunoco LP	6.00%	^	04/15/2027	231,150
220,000	Tapstone Energy Finance Corporation	9.75%	^	06/01/2022	160,600
395,000	Targa Resources Partners Finance Corporation	5.88%	^	04/15/2026	419,490
180,000	Targa Resources Partners Finance Corporation	6.50%	^	07/15/2027	194,625
795,000	Tempo Acquisition Finance Corporation	6.75%	^	06/01/2025	804,938
706,000	Tempur Sealy International, Inc.	5.50%		06/15/2026	709,085
395,000	Tenet Healthcare Corporation	7.00%		08/01/2025	401,419
435,000	Tenet Healthcare Corporation	6.25%	^	02/01/2027	451,856
390,000	TerraForm Power Operating LLC	4.25%	^	01/31/2023	387,266
445,000	The ServiceMaster Company LLC	5.13%	^	11/15/2024	447,781
365,000	The William Carter Company	5.63%	^	03/15/2027	378,688
810,000	T-Mobile USA, Inc.	4.50%		02/01/2026	812,595
435,000	TransDigm, Inc.	6.25%	^	03/15/2026	452,400
305,000	TransDigm, Inc.	6.38%		06/15/2026	303,048
184,275	Transocean Guardian Ltd.	5.88%	^	01/15/2024	187,961
535,000	Transocean Poseidon Ltd.	6.88%	^	02/01/2027	557,738
360,000	Transocean Proteus Ltd.	6.25%	^	12/01/2024	371,250
260,000	Transocean, Inc.	7.25%	^	11/01/2025	257,725
315,000	Trident Merger Sub, Inc.	6.63%	^	11/01/2025	296,100
485,000	Triumph Group, Inc.	7.75%		08/15/2025	464,388
450,000	Uber Technologies, Inc.	8.00%	^	11/01/2026	480,375
570,000	United Rentals North America, Inc.	6.50%		12/15/2026	601,350
110,000	Univision Communications, Inc.	5.13%	^	05/15/2023	105,050
485,000	USA Compression Partners LP	6.88%		04/01/2026	498,338
295,000	USA Compression Partners LP	6.88%	^	09/01/2027	301,269
345,000	Valeant Pharmaceuticals International, Inc.	9.25%	^	04/01/2026	378,396
580,000	Valeant Pharmaceuticals International, Inc.	8.50%	^	01/31/2027	616,250

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
538,000	Verscend Escrow Corporation	9.75%	^	08/15/2026	538,673
775,000	Viking Cruises Ltd.	5.88%	^	09/15/2027	755,625
250,000	Vine Oil & Gas Finance Corporation	8.75%	^	04/15/2023	200,000
715,000	Vistra Operations Co LLC	5.63%	^	02/15/2027	745,388
350,000	Vistra Operations Company LLC	5.50%	^	09/01/2026	364,875
630,000	Vizient, Inc.	10.38%	^	03/01/2024	685,472
450,000	Wand Merger Corporation	8.13%	^	07/15/2023	464,625
410,000	Waste Pro, Inc.	5.50%	^	02/15/2026	396,675
210,000	Weatherford International Ltd.	9.88%		02/15/2024	152,250
475,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	493,406
505,000	WellCare Health Plans, Inc.	5.38%	^	08/15/2026	529,619
765,000	Whiting Petroleum Corporation	6.63%		01/15/2026	753,525

	Total US Corporate Bonds (Cost $86,923,221)				86,961,257

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 1.1%

	Federal Home Loan Mortgage Corporation Pass-Thru,
6,162,241	Series K722-X1	1.31%	# I/O	03/25/2023	256,537

	Federal Home Loan Mortgage Corporation,
2,714,798	Series 3926-HS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.97%	I/F I/O	09/15/2041	411,769
500,508	Series 4390-NY	3.00%		06/15/2040	505,444
635,548	Series 4471-GA	3.00%		02/15/2044	639,039

	Federal National Mortgage Association,
1,022,647	Series 2015-59-A	3.00%		06/25/2041	1,024,540
8,977,147	Series 2018-55-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.79%		08/25/2048	8,928,072

	Government National Mortgage Association,
113,159,666	Series 2013-155-IB	0.17%	# I/O	09/16/2053	2,011,628

	Total US Government and Agency Mortgage Backed Obligations (Cost $14,725,125)				13,777,029

US GOVERNMENT AND AGENCY OBLIGATIONS 3.4%
22,302,840	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2021	22,133,515
21,280,770	United States Treasury Inflation Indexed Bonds	0.63%		04/15/2023	21,440,122

	Total US Government and Agency Obligations (Cost $43,197,543)				43,573,637

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
AFFILIATED MUTUAL FUNDS 6.5%
8,244,146	DoubleLine Global Bond Fund (Class I)				84,749,820

	Total Affiliated Mutual Funds (Cost $84,418,043)				84,749,820

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
5,568	Frontera Energy Corporation				47,669

	Total Exchange Traded Funds and Common Stocks (Cost $473,923)				47,669

SHORT TERM INVESTMENTS 6.3%
27,309,130	First American Government Obligations Fund - Class U	2.35%	♦		27,309,130
27,309,131	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		27,309,131
27,309,131	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		27,309,131

	Total Short Term Investments (Cost $81,927,392)				81,927,392

	Total Investments 100.2% (Cost $1,313,682,780)				1,298,321,468
	Liabilities in Excess of Other Assets (0.2)%				(2,462,042)

	NET ASSETS 100.0%				$1,295,859,426

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	21.3%
Collateralized Loan Obligations	16.1%
Foreign Corporate Bonds	15.9%
Non-Agency Commercial Mortgage Backed Obligations	10.5%
Bank Loans	7.7%
US Corporate Bonds	6.7%
Affiliated Mutual Funds	6.5%
Short Term Investments	6.3%
Asset Backed Obligations	3.5%
US Government and Agency Obligations	3.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
US Government and Agency Mortgage Backed Obligations	1.1%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	(0.2)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	21.3%
Collateralized Loan Obligations	16.1%
Non-Agency Commercial Mortgage Backed Obligations	10.5%
Affiliated Mutual Funds	6.5%
Short Term Investments	6.3%
Energy	4.5%
Asset Backed Obligations	3.5%
Banking	3.4%
US Government and Agency Obligations	3.4%
Telecommunications	2.6%
Utilities	2.3%
Healthcare	1.7%
Consumer Products	1.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Finance	1.1%
US Government and Agency Mortgage Backed Obligations	1.1%
Transportation	1.1%
Business Equipment and Services	1.0%
Electronics/Electric	1.0%
Mining	0.9%
Media	0.9%
Hotels/Motels/Inns and Casinos	0.8%
Building and Development (including Steel/Metals)	0.7%
Chemicals/Plastics	0.7%
Technology	0.6%
Leisure	0.6%
Food Products	0.5%
Insurance	0.5%
Industrial Equipment	0.4%
Construction	0.4%
Containers and Glass Products	0.4%
Retailers (other than Food/Drug)	0.4%
Automotive	0.4%
Food Service	0.3%
Aerospace & Defense	0.3%
Commercial Services	0.3%
Pulp & Paper	0.2%
Real Estate	0.2%
Pharmaceuticals	0.2%
Chemical Products	0.1%
Food/Drug Retailers	0.1%
Conglomerates	0.1%
Financial Intermediaries	0.1%
Environmental Control	0.1%
Diversified Manufacturing	0.1%
Cosmetics/Toiletries	0.0%	~
Beverage and Tobacco	0.0%	~
Other Assets and Liabilities	(0.2)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	101

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2019

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $615,248,374 or 47.5% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

Þ	Value determined using significant unobservable inputs.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2019.

†	Perpetual Maturity

I/O	Interest only security

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

&	Unfunded or partially unfunded loan commitment. At March 31, 2019, the value of these securities amounted to $376,023 or 0.0% of net assets.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

Δ

This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2019.

♦	Seven-day yield as of March 31, 2019

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2019 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at March 31, 2019	Value at March 31, 2019	Change in Unrealized for the Year Ended March 31, 2019	Dividend Income Earned in the Year Ended March 31, 2019	Net Realized Gain (Loss) in the Year Ended March 31, 2019
DoubleLine Global Bond Fund (Class I)	$44,125,249	$47,200,000	$(4,500,000)	8,244,146	$84,749,820	$(1,743,472)	$740,813	$(331,957)

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 83.6%

ARGENTINA 1.2%
1,050,000	Pampa Energia S.A.	7.38%		07/21/2023	983,335
200,000	Pan American Energy LLC	7.88%		05/07/2021	204,000
1,550,000	YPF S.A.	8.50%		03/23/2021	1,567,438

					2,754,773

BRAZIL 6.5%
700,000	Banco BTG Pactual S.A.	5.75%		09/28/2022	706,650
800,000	Banco do Brasil S.A.	4.75%	^	03/20/2024	803,200
4,000,000	Braskem Netherlands Finance B.V.	3.50%		01/10/2023	3,931,040
2,600,000	ESAL GmBH	6.25%		02/05/2023	2,645,890
1,200,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	1,222,500
200,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	211,100
500,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	^†	12/12/2022	492,100
900,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	885,780
200,000	MARB BondCo PLC	7.00%		03/15/2024	198,502
3,200,000	Marfrig Holdings Europe B.V.	8.00%		06/08/2023	3,312,000
600,000	OAS Investments GmBH	8.25%	Ω	10/19/2019	4,500

					14,413,262

CHILE 13.4%
800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	819,000
4,005,000	Banco del Estado de Chile	3.88%		02/08/2022	4,071,168
450,000	Banco Santander	3.88%		09/20/2022	460,223
500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	515,625
1,500,000	Celulosa Arauco y Constitucion S.A.	4.50%		08/01/2024	1,552,725
2,000,000	Colbun S.A.	4.50%		07/10/2024	2,072,744
1,875,000	ECL S.A.	5.63%		01/15/2021	1,953,420
3,400,000	Empresa Nacional de Telecomunicaciones S.A.	4.88%		10/30/2024	3,487,317
1,100,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	1,126,234
895,975	Guanay Finance Ltd.	6.00%		12/15/2020	910,534
2,185,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,240,187
300,000	Inversiones CMPC S.A.	4.38%		05/15/2023	306,175
1,900,000	Latam Finance Ltd.	6.88%		04/11/2024	1,954,625
3,000,000	SACI Falabella	3.75%		04/30/2023	3,027,602
500,000	Sociedad Quimica y Minera de Chile S.A.	3.63%		04/03/2023	501,250
1,770,000	Telefonica Chile S.A.	3.88%		10/12/2022	1,794,739
2,800,000	VTR Finance B.V.	6.88%		01/15/2024	2,880,500

					29,674,068

CHINA 4.5%
2,920,000	CNOOC Finance Ltd.	2.63%		05/05/2020	2,914,023
880,000	CNOOC Finance Ltd.	3.88%		05/02/2022	898,996
1,835,000	CNPC General Capital Ltd.	3.95%		04/19/2022	1,875,575
1,000,000	CNPC General Capital Ltd.	3.40%		04/16/2023	1,005,740
400,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	398,210
700,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	681,393
200,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	194,684
200,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	199,028
1,000,000	Sinopec Group Overseas Development Ltd.	3.75%	^	09/12/2023	1,021,333

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
800,000	Sinopec Group Overseas Development Ltd.	4.38%		04/10/2024	840,524

					10,029,506

COLOMBIA 5.6%
200,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	199,252
3,000,000	Ecopetrol S.A.	5.88%		09/18/2023	3,284,250
2,500,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,532,500
1,200,000	Millicom International Cellular S.A.	6.00%		03/15/2025	1,234,500
3,600,000	Oleoducto Central S.A.	4.00%		05/07/2021	3,649,500
1,400,000	Tecnoglass, Inc.	8.20%		01/31/2022	1,477,000

					12,377,002

DOMINICAN REPUBLIC 0.4%
750,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	772,500

					772,500

GUATEMALA 0.8%
1,250,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,251,250
200,000	Comcel Trust	6.88%		02/06/2024	208,375
368,000	Industrial Senior Trust	5.50%		11/01/2022	373,980

					1,833,605

HONG KONG 1.9%
200,000	CK Hutchison Capital Securities Ltd. (5 Year CMT Rate + 2.07%)	4.00%	†	05/12/2022	199,122
2,170,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	2,159,303
1,920,000	CK Hutchison International Ltd.	2.88%		04/05/2022	1,910,535

					4,268,960

INDIA 10.8%
3,505,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	3,507,932
2,730,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	2,832,648
3,200,000	Bharti Airtel Ltd.	5.13%		03/11/2023	3,309,112
2,805,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	2,941,717
400,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	432,723
1,685,000	ONGC Videsh Ltd.	2.88%		01/27/2022	1,657,004
1,800,000	ONGC Videsh Ltd.	4.63%		07/15/2024	1,872,952
3,005,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,059,397
1,000,000	Reliance Holdings, Inc.	5.40%		02/14/2022	1,049,683
1,900,000	UPL Corporation	3.25%		10/13/2021	1,878,125
1,200,000	Vedanta Resources PLC	7.13%		05/31/2023	1,178,100
200,000	Vedanta Resources PLC	6.13%		08/09/2024	183,285

					23,902,678

INDONESIA 2.0%
4,500,000	Freeport-McMoRan, Inc.	4.55%		11/14/2024	4,421,250

					4,421,250

ISRAEL 2.2%
2,481,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	2,504,139
300,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	335,197
2,000,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	2,115,000

					4,954,336

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	103

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
JAMAICA 0.2%
1,000,000	Digicel Group Two Ltd.	8.25%	^	09/30/2022	342,500

					342,500

MALAYSIA 3.6%
3,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	3,017,448
2,485,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,492,654
2,500,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	2,493,620

					8,003,722

MEXICO 14.1%
2,000,000	America Movil S.A.B. de C.V.	3.13%		07/16/2022	2,017,232
1,600,000	Banco Inbursa S.A.	4.13%		06/06/2024	1,586,000
3,200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	3,192,032
2,700,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	2,646,027
400,000	Banco Santander	4.13%		11/09/2022	405,200
1,250,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	1,282,812
2,750,000	BBVA Bancomer S.A.	6.75%		09/30/2022	2,973,878
600,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	578,460
2,000,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	2,075,000
1,900,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	2,070,392
1,250,000	Comision Federal de Electricidad	4.88%		05/26/2021	1,279,700
1,627,000	Credito Real S.A.B. de C.V.	7.25%		07/20/2023	1,679,878
2,100,000	El Puerto de Liverpool S.A.B. de C.V.	3.95%		10/02/2024	2,058,021
3,400,000	Fresnillo PLC	5.50%		11/13/2023	3,591,284
900,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	929,700
300,000	Grupo Cementos de Chihuahua S.A.B. de C.V.	5.25%		06/23/2024	302,628
500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	355,000
2,150,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	2,174,209

					31,197,453

PANAMA 6.1%
1,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	1,000,500
2,300,000	Banistmo S.A.	3.65%		09/19/2022	2,271,250
550,000	C&W Senior Financing DAC	7.50%		10/15/2026	567,875
3,174,153	ENA Norte Trust	4.95%		04/25/2023	3,245,571
2,000,000	Global Bank Corporation	4.50%		10/20/2021	2,023,000
2,000,000	Multibank, Inc.	4.38%		11/09/2022	2,017,500
1,567,389	Panama Metro Line SP	0.00%	^	12/05/2022	1,445,917
1,140,308	Panama Metro Line SP	0.00%		12/05/2022	1,051,934

					13,623,547

PERU 4.1%
300,000	Banco de Credito del Peru	4.25%		04/01/2023	308,250
1,000,000	Banco Internacional del Peru S.A.A.	3.38%		01/18/2023	996,350
3,005,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	3,116,215
1,735,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,823,936

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
600,000	BBVA Banco Continental S.A. (5 Year CMT Rate + 2.75%)	5.25%		09/22/2029	632,256
2,100,000	Nexa Resources Peru S.A.A.	4.63%		03/28/2023	2,136,771

					9,013,778

PHILIPPINES 1.4%
1,000,000	BDO Unibank, Inc.	2.63%		10/24/2021	987,221
1,075,000	BDO Unibank, Inc.	2.95%		03/06/2023	1,059,103
200,000	Security Bank Corporation	4.50%		09/25/2023	207,374
800,000	Union Bank of the Philippines	3.37%		11/29/2022	794,553

					3,048,251

SINGAPORE 4.8%
500,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	519,181
3,600,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	3,521,851
1,000,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	1,032,047
500,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	502,183
750,000	Temasek Financial Ltd.	2.38%		01/23/2023	742,640
400,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	392,640
2,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	1,918,976
2,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	2,004,396

					10,633,914

	Total Foreign Corporate Bonds (Cost $184,184,551)				185,265,105

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 9.9%

ARGENTINA 0.6%
1,500,000	Argentine Republic Government International Bond	5.63%		01/26/2022	1,296,750

					1,296,750

CHILE 1.3%
3,000,000	Chile Government International Bond	2.25%		10/30/2022	2,975,220

					2,975,220

COSTA RICA 0.6%
1,150,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,210,375

					1,210,375

DOMINICAN REPUBLIC 1.5%
3,270,000	Dominican Republic International Bond	7.50%		05/06/2021	3,400,800

					3,400,800

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDONESIA 2.5%
2,505,000	Indonesia Government International Bond	4.88%		05/05/2021	2,600,416
2,805,000	Indonesia Government International Bond	3.70%		01/08/2022	2,842,786

					5,443,202

ISRAEL 1.0%
2,000,000	Israel Government International Bond	4.00%		06/30/2022	2,091,240

					2,091,240

MALAYSIA 0.2%
500,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	519,535

					519,535

MEXICO 0.2%
500,000	Mexico Government International Bond	3.63%		03/15/2022	509,755

					509,755

PHILIPPINES 2.0%
4,500,000	Philippine Government International Bond	4.00%		01/15/2021	4,595,512

					4,595,512

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $22,206,217)				22,042,389

SHORT TERM INVESTMENTS 5.4%
3,962,091	First American Government Obligations Fund - Class U	2.35%	♦		3,962,091
3,962,090	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		3,962,090
3,962,090	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		3,962,090

	Total Short Term Investments (Cost $11,886,271)				11,886,271

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.1%
21,248	Frontera Energy Corporation				181,900

	Total Exchange Traded Funds and Common Stocks (Cost $1,923,481)				181,900

Total Investments 99.0% (Cost $220,200,520)	219,375,665
Other Assets in Excess of Liabilities 1.0%	2,283,957

NET ASSETS 100.0%	$221,659,622

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	83.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	9.9%
Short Term Investments	5.4%
Exchange Traded Funds and Common Stocks	0.1%
Other Assets and Liabilities	1.0%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	24.4%
Energy	15.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	9.9%
Telecommunications	8.5%
Transportation	7.1%
Short Term Investments	5.4%
Mining	5.2%
Utilities	4.4%
Consumer Products	3.2%
Building and Development (including Steel/Metals)	2.7%
Finance	2.5%
Retailers (other than Food/Drug)	2.3%
Pulp & Paper	2.1%
Chemical Products	1.9%
Conglomerates	1.9%
Chemicals/Plastics	1.1%
Media	0.6%
Construction	0.0%	~
Other Assets and Liabilities	1.0%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Chile	14.7%
Mexico	14.3%
India	10.8%
Brazil	6.5%
Panama	6.1%
Colombia	5.7%
United States	5.4%
Singapore	4.8%
China	4.5%
Indonesia	4.5%
Peru	4.1%
Malaysia	3.8%
Philippines	3.4%
Israel	3.2%
Hong Kong	1.9%
Dominican Republic	1.9%
Argentina	1.8%
Guatemala	0.8%
Costa Rica	0.6%
Jamaica	0.2%
Other Assets and Liabilities	1.0%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $13,865,725 or 6.3% of net assets.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

†	Perpetual Maturity

♦	Seven-day yield as of March 31, 2019

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	105

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 70.4%

	Federal Home Loan Mortgage Corporation,
1,772,478	Series 4057-ZB	3.50%	>	06/15/2042	1,789,385
1,772,478	Series 4057-ZC	3.50%	>	06/15/2042	1,792,863
1,193,964	Series 4194-ZL	3.00%	>	04/15/2043	1,135,713
2,669,158	Series 4204-QZ	3.00%	>	05/15/2043	2,520,733
1,839,207	Series 4206-LZ	3.50%	>	05/15/2043	1,870,923
672,951	Series 4210-Z	3.00%	>	05/15/2043	635,516
355,516	Series 4226-GZ	3.00%	>	07/15/2043	342,112
2,563,331	Series 4390-NZ	3.00%	>	09/15/2044	2,433,727
2,271,608	Series 4417-PZ	3.00%	>	12/15/2044	2,171,828
3,032,268	Series 4420-CZ	3.00%	>	12/15/2044	2,889,118
2,214,716	Series 4440-ZD	2.50%	>	02/15/2045	1,990,469
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,077,835
2,249,033	Series 4461-LZ	3.00%	>	03/15/2045	2,143,024

	Federal National Mortgage Association,
1,000,000	Pool AN7330	3.26%		12/01/2037	982,808
1,225,994	Pool AN7884	3.31%		12/01/2032	1,248,440
2,100,000	Series 2012-128-UC	2.50%		11/25/2042	1,868,769
1,772,478	Series 2012-68-ZA	3.50%	>	07/25/2042	1,783,330
2,524,747	Series 2012-92-AZ	3.50%	>	08/25/2042	2,564,517
3,273,286	Series 2013-127-MZ	3.00%	>	12/25/2043	3,083,461
551,977	Series 2013-66-ZK	3.00%	>	07/25/2043	482,819
156,452	Series 2013-72-ZL	3.50%	>	07/25/2043	157,038
1,833,858	Series 2013-74-ZH	3.50%	>	07/25/2043	1,882,448
1,332,653	Series 2014-42-BZ	3.00%	>	07/25/2044	1,277,786
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,469,771
904,000	Series 2014-68-TD	3.00%		11/25/2044	890,565
2,655,569	Series 2014-80-DZ	3.00%	>	12/25/2044	2,515,278
858,152	Series 2014-80-KL	2.00%		05/25/2043	685,977
3,315,168	Series 2015-16-ZY	2.50%	>	04/25/2045	2,921,592
2,946,850	Series 2015-52-GZ	3.00%	>	07/25/2045	2,760,484
1,406,521	Series 2018-21-PO	0.00%	P/O	04/25/2048	1,118,562

	Government National Mortgage Association,
488,944	Series 2013-180-LO	0.00%	P/O	11/16/2043	412,723
3,451,316	Series 2015-53-EZ	2.00%	>	04/16/2045	2,703,282
3,075,029	Series 2015-79-VZ	2.50%	>	05/20/2045	2,765,561
297,127	Series 2016-12-MZ	3.00%	>	01/20/2046	277,785

	Total US Government and Agency Mortgage Backed Obligations (Cost $56,390,160)				56,646,242

US GOVERNMENT AND AGENCY OBLIGATIONS 22.2%
1,000,000	Tennessee Valley Authority	5.38%		04/01/2056	1,424,781
1,700,000	Tennessee Valley Authority	4.63%		09/15/2060	2,195,015

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,000,000	United States Treasury Bonds	3.13%		05/15/2048	8,504,688
1,000,000	United States Treasury Strip Principal	0.00%		05/15/2040	567,354
10,900,000	United States Treasury Strip Principal	0.00%		11/15/2046	4,978,159
500,000	United States Treasury Strip Principal	0.00%		02/15/2048	219,623

	Total US Government and Agency Obligations (Cost $17,215,789)				17,889,620

SHORT TERM INVESTMENTS 7.5%
477,195	First American Government Obligations Fund - Class U	2.35%	♦		477,195
477,195	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		477,195
477,195	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		477,195
4,700,000	United States Treasury Bills	0.00%		11/07/2019	4,633,240

	Total Short Term Investments (Cost $6,058,835)				6,064,825

	Total Investments 100.1% (Cost $79,664,784)				80,600,687
	Liabilities in Excess of Other Assets (0.1)%				(58,527)

	NET ASSETS 100.0%				$80,542,160

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	70.4%
US Government and Agency Obligations	22.2%
Short Term Investments	7.5%
Other Assets and Liabilities	(0.1)%

100.0%

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2019.

P/O	Principal only security

♦	Seven-day yield as of March 31, 2019

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/ Unrealized Appreciation (Depreciation)
CME Ultra Long Term US Treasury Bond Future	Long	135	06/19/2019	22,680,000	$920,537
10-Year US Treasury Note Future	Short	(15)	06/19/2019	(1,863,281)	(26,267)
Ultra 10-Year US Treasury Note Future	Short	(72)	06/19/2019	(10,775,250)	(317,953)
CME Long Term US Treasury Bond Future	Short	(127)	06/19/2019	(16,863,219)	(365,408)

					$210,909

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	March 31, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 99.6%
7,593,639	First American Government Obligations Fund - Class U	2.34%	♦		7,593,639
7,593,639	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		7,593,639
7,593,639	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		7,593,639
15,000,000	United States Treasury Bills	0.00%		04/16/2019	14,985,086
52,000,000	United States Treasury Bills	0.00%		04/25/2019	51,919,053
71,000,000	United States Treasury Bills	0.00%		06/20/2019	70,627,776

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
80,000,000	United States Treasury Bills	0.00%	‡	07/18/2019	79,435,100
131,500,000	United States Treasury Bills	0.00%	‡	08/15/2019	130,317,544
30,000,000	United States Treasury Bills	0.00%		09/12/2019	29,677,216
60,000,000	United States Treasury Bills	0.00%		10/10/2019	59,258,880
50,000,000	United States Treasury Bills	0.00%		01/02/2020	49,108,463

	Total Short Term Investments (Cost $507,954,079)				508,110,035

	Total Investments 99.6% (Cost $507,954,079)				508,110,035
	Other Assets in Excess of Liabilities 0.4%				2,099,930

	NET ASSETS 100.0%				$510,209,965

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	99.6%
Other Assets and Liabilities	0.4%

100.0%

♦	Seven-day yield as of March 31, 2019

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

‡	All or a portion of this security has been pledged as collateral in connection with swaps.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Short Commodity Basket Swap [y]	Bank of America Merrill Lynch	Short	0.00%	Termination	04/01/2019	(26,000,000)	$710,706
Commodity Beta Basket Swap [g]	Canadian Imperial Bank of Commerce	Long	0.21%	Termination	04/01/2019	175,000,000	507,941
Long Commodity Basket Swap [f]	Bank of America Merrill Lynch	Long	0.20%	Termination	04/01/2019	26,000,000	483,297
Commodity Beta Basket Swap [g]	Bank of America Merrill Lynch	Long	0.23%	Termination	04/01/2019	144,600,000	404,639
Commodity Beta Basket Swap [g]	Barclays Capital, Inc.	Long	0.20%	Termination	04/01/2019	137,200,000	378,007

							$2,484,590

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

f	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2019, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Unleaded Gas Index ER	SG2MHUP	0.04	$29	20.9%
S&P GSCI 2 Month Forward Brent Crude Index ER	SG2MBRP	0.04	28	20.2%
S&P GSCI 2 Month Forward Gas Oil Index ER	SG2MGOP	0.35	27	19.8%
S&P GSCI 2 Month Forward Copper Index ER	SG2MICP	0.07	27	19.6%
S&P GSCI 2 Month Forward Heating Oil Index ER	SG2MHOP	0.08	26	19.5%

			$137	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	107

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated) (Cont.)	March 31, 2019

g

Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At March 31, 2019, all constituents and their weightings were as follows:

Index	Ticker	Contract Value d	Value of Index	Weightings
Electrolytic Copper Future	LP1	0.19	$88	20.5%
Soybean Future	S1	0.32	78	18.1%
Nickel Future	LN1	0.21	57	13.3%
Crude Oil Future	CL1	0.10	45	10.5%
Brent Crude Future	CO1	0.09	44	10.3%
Gasoline RBOB Future	XB1	0.09	25	5.8%
Low Sulphur Gas Oil Future	QS1	0.10	22	5.1%
Live Cattle Future	LC1	0.11	21	4.9%
Sugar No. 11 Future	SB1	0.17	20	4.7%
Cotton No. 2 Future	CT1	0.31	17	3.9%
NY Harbor ULSD Heating Oil Future	HO1	0.09	13	2.9%

			$430	100.0%

y	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2019, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Wheat Index ER	SG2MWHP	1.64	$17	20.6%
S&P GSCI 2 Month Forward Sugar Index ER	SG2MSBP	0.26	16	20.2%
S&P GSCI 2 Month Forward Soybeans Index ER	SG2MSOP	0.07	16	19.9%
S&P GSCI 2 Month Forward Kansas Wheat Index ER	SG2MKWP	0.63	16	19.9%
S&P GSCI 2 Month Forward Coffee Index ER	SG2MKCP	1.78	15	19.4%

			$80	100.0%

d

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Global Bond Fund	March 31, 2019

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 76.7%

AUSTRALIA 4.1%
33,150,000	AUD	Australia Government Bond	1.75%		11/21/2020	23,632,053
7,180,000	AUD	Australia Government Bond	5.50%		04/21/2023	5,921,299
18,500,000	AUD	Australia Government Bond	3.25%		04/21/2025	14,441,612

						43,994,964

BELGIUM 3.2%
10,470,000	EUR	Kingdom of Belgium Government Bond	0.80%	^	06/22/2025	12,390,001
18,680,000	EUR	Kingdom of Belgium Government Bond	1.00%	^	06/22/2026	22,398,818

						34,788,819

CANADA 3.5%
9,000,000	CAD	Canadian Government Bond	2.25%		02/01/2021	6,820,664
27,200,000	CAD	Canadian Government Bond	0.50%		03/01/2022	19,756,357
14,000,000	CAD	Canadian Government Bond	1.50%		06/01/2023	10,467,812

						37,044,833

CZECH REPUBLIC 3.9%
498,700,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	20,453,475
200,000,000	CZK	Czech Republic Government Bond	5.70%		05/25/2024	10,438,304
250,200,000	CZK	Czech Republic Government Bond	2.40%		09/17/2025	11,334,969

						42,226,748

FRANCE 2.5%
18,340,000	EUR	French Republic Government Bond	0.25%		11/25/2026	20,951,824
4,945,000	EUR	French Republic Government Bond	1.00%		05/25/2027	5,966,384

						26,918,208

GERMANY 1.0%
4,000,000	EUR	Bundesrepublik Deutschland	0.50%		02/15/2026	4,749,786
4,950,000	EUR	Bundesrepublik Deutschland	0.00%		08/15/2026	5,677,785

						10,427,571

HUNGARY 3.9%
3,732,000,000	HUF	Hungary Government Bond	0.50%		04/21/2021	13,009,990
3,402,500,000	HUF	Hungary Government Bond	1.75%		10/26/2022	12,073,836
4,677,000,000	HUF	Hungary Government Bond	2.50%		10/24/2024	16,858,704

						41,942,530

IRELAND 4.0%
10,725,000	EUR	Ireland Government Bond	5.40%		03/13/2025	15,870,452
16,600,000	EUR	Ireland Government Bond	1.00%		05/15/2026	19,729,878
6,650,000	EUR	Ireland Government Bond	0.90%		05/15/2028	7,792,934

						43,393,264

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ISRAEL 1.6%
38,630,000	ILS	Israel Government Bond	4.25%		03/31/2023	12,029,471
16,645,000	ILS	Israel Government Bond	1.75%		08/31/2025	4,736,764

						16,766,235

JAPAN 19.7%
1,650,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2026	15,239,819
1,305,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2027	12,046,129
2,445,000,000	JPY	Japan Government Ten Year Bond	0.10%		03/20/2028	22,557,116
2,590,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2028	23,827,696
1,385,000,000	JPY	Japan Government Twenty Year Bond	2.20%		09/20/2027	15,034,204
1,495,000,000	JPY	Japan Government Twenty Year Bond	2.10%		12/20/2027	16,170,833
910,000,000	JPY	Japan Government Twenty Year Bond	1.90%		12/20/2028	9,815,060
280,000,000	JPY	Japan Government Twenty Year Bond	1.90%		03/20/2031	3,100,133
3,230,500,000	JPY	Japan Government Twenty Year Bond	1.60%		12/20/2033	35,425,611
1,305,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	14,159,668
1,300,000,000	JPY	Japan Government Twenty Year Bond	1.30%		06/20/2035	13,798,803
1,240,000,000	JPY	Japan Government Twenty Year Bond	1.20%		09/20/2035	12,990,038
1,740,000,000	JPY	Japan Government Twenty Year Bond	0.50%		03/20/2038	16,257,170

						210,422,280

MEXICO 5.1%
2,434,000	MXN	Mexican Bonos	8.00%		06/11/2020	12,586,790
8,391,000	MXN	Mexican Bonos	6.50%		06/09/2022	41,674,331

						54,261,121

NEW ZEALAND 4.1%
36,590,000	NZD	New Zealand Government Bond	5.50%		04/15/2023	28,859,586
20,650,000	NZD	New Zealand Government Bond	2.75%		04/15/2025	15,052,325

						43,911,911

PERU 1.0%
32,130,000	PEN	Peruvian Government International Bond	6.95%	^	08/12/2031	10,959,113

						10,959,113

POLAND 4.0%
81,100,000	PLN	Republic of Poland Government Bond	1.50%		04/25/2020	21,145,060
49,200,000	PLN	Republic of Poland Government Bond	2.25%		04/25/2022	12,968,276
15,450,000	PLN	Republic of Poland Government Bond	2.50%		01/25/2023	4,104,318
15,800,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	4,326,132

						42,543,786

PORTUGAL 5.1%
22,400,000	EUR	Portugal Obrigacoes do Tesouro OT	2.20%	^	10/17/2022	27,239,270

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	109

Schedule of Investments DoubleLine Global Bond Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
20,850,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	^	10/15/2025	26,892,211

						54,131,481

SOUTH AFRICA 5.0%
192,125,000	ZAR	Republic of South Africa Government Bond	7.75%		02/28/2023	13,322,753
631,400,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	40,365,971

						53,688,724

SPAIN 5.0%
7,550,000	EUR	Spain Government Bond	5.85%	^	01/31/2022	9,928,437
4,875,000	EUR	Spain Government Bond	0.40%		04/30/2022	5,568,402
20,460,000	EUR	Spain Government Bond	0.35%		07/30/2023	23,249,019
10,900,000	EUR	Spain Government Bond	2.75%	^	10/31/2024	13,877,478
350,000	EUR	Spain Government Bond	1.60%	^	04/30/2025	421,044

						53,044,380

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $814,115,240)				820,465,968

US GOVERNMENT AND AGENCY OBLIGATIONS 20.0%

UNITED STATES 20.0%
11,360,000	USD	United States Treasury Notes	1.38%		02/15/2020	11,258,603
10,470,000	USD	United States Treasury Notes	1.38%		04/30/2020	10,357,734
8,010,000	USD	United States Treasury Notes	1.63%		06/30/2020	7,935,845
20,000,000	USD	United States Treasury Notes	1.88%		12/15/2020	19,854,686
20,000,000	USD	United States Treasury Notes	2.00%		01/15/2021	19,895,703
7,380,000	USD	United States Treasury Notes	1.75%		04/30/2022	7,276,507
12,390,000	USD	United States Treasury Notes	1.75%		06/30/2022	12,209,474
12,280,000	USD	United States Treasury Notes	1.88%		08/31/2022	12,140,171
12,240,000	USD	United States Treasury Notes	2.00%		11/30/2022	12,146,287
7,120,000	USD	United States Treasury Notes	2.25%		01/31/2024	7,124,311
10,310,000	USD	United States Treasury Notes	2.50%		05/15/2024	10,435,250
12,340,000	USD	United States Treasury Notes	2.00%		06/30/2024	12,187,437
12,110,000	USD	United States Treasury Notes	2.38%		08/15/2024	12,179,065
12,400,000	USD	United States Treasury Notes	2.00%		02/15/2025	12,205,766
9,770,000	USD	United States Treasury Notes	2.00%		08/15/2025	9,596,735
12,810,000	USD	United States Treasury Notes	1.63%		02/15/2026	12,249,563
13,270,000	USD	United States Treasury Notes	2.00%		11/15/2026	12,958,466

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,850,000	USD	United States Treasury Notes	2.25%		08/15/2027	11,749,321

						213,760,924

		Total US Government and Agency Obligations (Cost $213,790,588)				213,760,924

SHORT TERM INVESTMENTS 1.6%
5,727,151		First American Government Obligations Fund - Class U	2.35%	♦		5,727,151
5,727,152		JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		5,727,152
5,727,152		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		5,727,152

		Total Short Term Investments (Cost $17,181,455)				17,181,455

		Total Investments 98.3% (Cost $1,045,087,283)				1,051,408,347
		Other Assets in Excess of Liabilities 1.7%				18,537,210

		NET ASSETS 100.0%				$1,069,945,557

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	76.7%
US Government and Agency Obligations	20.0%
Short Term Investments	1.6%
Other Assets and Liabilities	1.7%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	21.6%
Japan	19.7%
Mexico	5.1%
Portugal	5.1%
South Africa	5.0%
Spain	5.0%
Australia	4.1%
New Zealand	4.1%
Ireland	4.0%
Poland	4.0%
Czech Republic	3.9%
Hungary	3.9%
Canada	3.5%
Belgium	3.2%
France	2.5%
Israel	1.6%
Peru	1.0%
Germany	1.0%
Other Assets and Liabilities	1.7%

100.0%

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $124,106,372 or 11.6% of net assets.

♦	Seven-day yield as of March 31, 2019

Principal amount is stated in 100 Mexican Peso Units.

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

CZK	Czech Republic Koruna

HUF	Hungarian Forint

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Sol

PLN	Polish Zloty

ZAR	South African Rand

USD	US Dollar

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	111

Schedule of Investments DoubleLine Infrastructure Income Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 45.2%

	AASET Ltd.,
1,775,882	Series 2018-1A-A	3.84%	^	01/16/2038	1,777,575

	Blackbird Capital Aircraft Lease Securitization Ltd.,
5,619,792	Series 2016-1A-B	5.68%	^§	12/16/2041	5,849,118

	CAL Funding Ltd.,
1,552,000	Series 2013-1A-A	3.35%	^	03/27/2028	1,546,734
4,458,333	Series 2018-1A-A	3.96%	^	02/25/2043	4,497,513

	Castlelake Aircraft Securitization Trust,
7,043,627	Series 2016-1-A	4.45%		08/15/2041	7,087,135
6,458,844	Series 2017-1-A	3.97%		07/15/2042	6,470,018

	CLI Funding LLC,
180,167	Series 2013-1A-NOTE	2.83%	^	03/18/2028	178,191
1,523,783	Series 2013-2A-NOTE	3.22%	^	06/18/2028	1,515,363
687,009	Series 2014-1A-A	3.29%	^	06/18/2029	684,019
3,608,674	Series 2014-2A-A	3.38%	^	10/18/2029	3,599,356
4,012,859	Series 2017-1A-A	3.62%	^	05/18/2042	3,987,247
3,621,728	Series 2018-1A-A	4.03%	^	04/18/2043	3,652,577

	ECAF Ltd.,
1,728,123	Series 2015-1A-A1	3.47%	^	06/15/2040	1,724,734

	Falcon Aerospace Ltd.,
9,960,074	Series 2017-1-A	4.58%	^	02/15/2042	10,062,703

	Global SC Finance Ltd.,
4,537,500	Series 2018-1A-A	4.29%	^	05/17/2038	4,633,207

	Global SC Finance SRL,
2,245,833	Series 2013-1A-A	2.98%	^	04/17/2028	2,224,147
2,914,667	Series 2014-1A-A1	3.19%	^	07/17/2029	2,891,686

	Harbour Aircraft Investments Ltd.,
15,749,309	Series 2017-1-A	4.00%		11/15/2037	15,713,558

	Helios Issuer LLC,
15,772,058	Series 2017-1A-A	4.94%	^	09/20/2049	16,236,049

	HERO Funding Trust,
45,881	Series 2015-2A-A	3.99%	^	09/20/2040	47,075
1,365,785	Series 2016-3A-A2	3.91%	^	09/20/2042	1,388,704
3,115,078	Series 2016-4A-A2	4.29%	^	09/20/2047	3,183,052

	InSite Issuer LLC,
2,250,000	Series 2016-1A-B	4.56%	^	11/15/2046	2,273,665

	Mosaic Solar Loan Trust,
8,726,393	Series 2017-1A-A	4.45%	^	06/20/2042	8,893,771
4,150,926	Series 2018-1A-A	4.01%	^	06/22/2043	4,174,055

	NP SPE LLC,
185,570	Series 2016-1A-A1	4.16%	^	04/20/2046	190,035
2,811,796	Series 2017-1A-A1	3.37%	^	10/21/2047	2,816,848

	SBA Tower Trust,
2,500,000	Series 2016-1	2.88%	^	07/09/2021	2,480,616
8,050,000	Series 2017-1	3.17%	^	04/11/2022	8,047,111

	Shenton Aircraft Investment Ltd.,
194,152	Series 2015-1A-A	4.75%	^	10/15/2042	196,598

	Sprite Ltd.,
5,417,646	Series 2017-1-A	4.25%	^	12/15/2037	5,450,147

	Stack Infrastructure Issuer LLC,
2,997,500	Series 2019-1A-A2	4.54%	^	02/25/2044	3,070,917

	STARR Ltd.,
1,584,673	Series 2018-1-A	4.09%	^	05/15/2043	1,595,010

	Sunnova Helios II Issuer LLC,
2,972,451	Series 2018-1A-A	4.87%	^	07/20/2048	3,103,786

	TAL Advantage LLC,
163,333	Series 2013-2A-A	3.55%	^	11/20/2038	163,265
541,817	Series 2014-1A-A	3.51%	^	02/22/2039	541,695
811,249	Series 2014-1A-B	4.10%	^	02/22/2039	808,300
17,897,436	Series 2017-1A-A	4.50%	^	04/20/2042	18,417,511

	Textainer Marine Containers Ltd.,
5,785,367	Series 2017-1A-A	3.72%	^	05/20/2042	5,783,539

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Thunderbolt Aircraft Lease Ltd.,
7,345,081	Series 2017-A-A	4.21%	^§	05/17/2032	7,523,508
1,928,571	Series 2018-A-A	4.15%	^§	09/15/2038	1,967,141
2,892,857	Series 2018-A-B	5.07%	^§	09/15/2038	2,917,924

	Trinity Rail Leasing LLC,
4,016,454	Series 2010-1A-A	5.19%	^	10/16/2040	4,323,586

	Trip Rail Master Funding LLC,
2,563,707	Series 2017-1A-A1	2.71%	^	08/15/2047	2,547,670

	Triton Container Finance LLC,
4,139,113	Series 2017-1A-A	3.52%	^	06/20/2042	4,126,513
1,712,282	Series 2017-2A-A	3.62%	^	08/20/2042	1,703,518
9,000,000	Series 2018-1A-A	3.95%	^	03/20/2043	9,113,335

	USQ Rail LLC,
4,379,421	Series 2018-1-A1	3.78%	^	04/25/2048	4,463,888

	Vantage Data Centers Issuer LLC,
11,622,708	Series 2018-1A-A2	4.07%	^	02/16/2043	11,809,160

	VB-S1 Issuer LLC,
6,000,000	Series 2018-1A-C	3.41%	^	02/15/2048	5,996,814

	Vivint Colar Financing LLC,
4,992,934	Series 2018-1A-A	4.73%	^	04/30/2048	5,183,201

	Wildcat LLC,
4,997,044	Series 2017-1A-A	4.12%	Þ±	06/30/2027	4,987,050

	Zephyrus Capital Aviation Partners Ltd.,
9,500,000	Series 2018-1-A	4.61%	^	10/15/2038	9,497,986

	Total Asset Backed Obligations (Cost $239,895,880)				243,117,924

FOREIGN CORPORATE BONDS 20.1%
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	^	07/30/2027	3,516,500
10,500,000	APT Pipelines Ltd.	4.25%	^	07/15/2027	10,658,766
10,322,578	Celeo Redes Operacion Chile S.A.	5.20%	^	06/22/2047	10,064,514
2,520,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,578,458
2,000,000	Emirates Semb Corp Water & Power Company PJSC	4.45%	^	08/01/2035	2,014,640
7,507,000	Empresa de Transporte de Pasajeros Metro S.A.	5.00%	^	01/25/2047	7,946,235
9,868,585	Energia Eolica S.A.	6.00%	Þ	08/30/2034	10,288,000
3,039,021	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	3,077,039
5,262,827	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	5,328,665
3,250,594	Interoceanica Finance Ltd., Series 2007	0.00%	^	11/30/2025	2,868,649
7,476,374	Interoceanica Finance Ltd., Series 2007	0.00%		11/30/2025	6,597,900
3,640,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	3,849,300
8,600,000	Korea Expressway Corporation (3 Month LIBOR USD + 0.70%)	3.46%	^	04/20/2020	8,619,020
6,500,000	Lima Metro Finance Ltd.	5.88%	^	07/05/2034	6,704,262
350,000	Lima Metro Finance Ltd.	5.88%		07/05/2034	360,999
4,142,691	Panama Metro Line SP	0.00%	^	12/05/2022	3,821,632
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	^	04/30/2025	4,152,303
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	2,439,516

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,925,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	6,193,281
840,000	Transelec S.A.	4.63%	^	07/26/2023	866,888
500,000	Transelec S.A.	4.25%	^	01/14/2025	506,505
6,000,000	Transelec S.A.	3.88%	^	01/12/2029	5,805,060

	Total Foreign Corporate Bonds (Cost $108,280,506)				108,258,132

US CORPORATE BONDS 28.3%
6,383,000	Ameren Corporation	3.65%		02/15/2026	6,440,505
6,860,000	American Electric Power Company, Inc.	2.95%		12/15/2022	6,880,637
11,250,000	American Tower Corporation	4.40%		02/15/2026	11,759,743
700,000	American Tower Corporation	3.38%		10/15/2026	683,443
474,000	American Transmission Systems, Inc.	5.25%	^	01/15/2022	502,091
7,515,000	American Water Capital Corporation	3.40%		03/01/2025	7,680,126
2,500,000	Connecticut Light & Power Company	3.20%		03/15/2027	2,502,796
3,557,000	Crown Castle International Corporation	3.70%		06/15/2026	3,552,023
5,250,000	Crown Castle International Corporation	3.65%		09/01/2027	5,172,022
9,000,000	Digital Realty Trust	3.70%		08/15/2027	8,927,616
4,175,000	DTE Energy Company	2.85%		10/01/2026	3,983,336
5,000,000	DTE Energy Company	3.80%		03/15/2027	5,050,596
700,000	Duke Energy Corporation	3.15%		08/15/2027	687,885
8,655,000	Duquesne Light Holdings, Inc.	3.62%	^	08/01/2027	8,474,795
8,635,000	Eversource Energy	2.80%		05/01/2023	8,620,169
7,266,000	Exelon Corporation	3.40%		04/15/2026	7,268,984
10,000,000	ITC Holdings Corporation	3.25%		06/30/2026	9,804,951
6,873,000	Metropolitan Edison Company	4.00%	^	04/15/2025	7,052,176
6,000,000	MPLX LP	4.00%		03/15/2028	5,971,155
7,069,000	NextEra Energy Capital Holdings, Inc.	3.63%		06/15/2023	7,121,272
7,220,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	7,224,087
7,350,000	Sierra Pacific Power Company	2.60%		05/01/2026	7,071,271
6,000,000	Spectra Energy Partners LP	4.75%		03/15/2024	6,399,473

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,250,000	Sunoco Logistics Partners Operations LP	3.90%		07/15/2026	7,224,111
6,417,000	Xcel Energy, Inc.	3.30%		06/01/2025	6,486,961

	Total US Corporate Bonds (Cost $152,864,124)				152,542,224

SHORT TERM INVESTMENTS 6.2%
11,029,397	First American Government Obligations Fund - Class U	2.35%	♦		11,029,397
11,029,397	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		11,029,397
11,029,397	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		11,029,397

	Total Short Term Investments (Cost $33,088,191)				33,088,191

	Total Investments 99.8% (Cost $534,128,701)				537,006,471
	Other Assets in Excess of Liabilities 0.2%				1,286,649

	NET ASSETS 100.0%				$538,293,120

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	45.2%
US Corporate Bonds	28.3%
Foreign Corporate Bonds	20.1%
Short Term Investments	6.2%
Other Assets and Liabilities	0.2%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	45.2%
Utilities	25.3%
Transportation	10.3%
Energy	7.2%
Short Term Investments	6.2%
Telecommunications	3.9%
Real Estate	1.7%
Other Assets and Liabilities	0.2%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $304,378,512 or 56.5% of net assets.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2019.

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of March 31, 2019

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	113

Schedule of Investments DoubleLine Ultra Short Bond Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 16.2%
2,000,000	ABN AMRO Bank N.V. (3 Month LIBOR USD + 0.57%)	3.21%	^	08/27/2021	2,003,932
2,500,000	Australia and New Zealand Banking Group Ltd. (3 Month LIBOR USD + 0.46%)	3.14%	^	05/17/2021	2,504,437
1,000,000	BNZ International Funding Ltd. (3 Month LIBOR USD + 0.98%)	3.57%	^	09/14/2021	1,010,701
500,000	Canadian Imperial Bank of Commerce (3 Month LIBOR USD + 0.31%)	3.11%		10/05/2020	501,143
3,000,000	Canadian Imperial Bank of Commerce (3 Month LIBOR USD + 0.41%)	3.04%		09/20/2019	3,005,440
2,000,000	Diageo Capital PLC (3 Month LIBOR USD + 0.24%)	2.92%		05/18/2020	2,001,738
3,000,000	HSBC Holdings PLC (3 Month LIBOR USD + 0.60%)	3.28%		05/18/2021	2,999,465
2,000,000	HSBC Holdings PLC (3 Month LIBOR USD + 0.65%)	3.25%		09/11/2021	1,999,140
3,500,000	Lloyds Bank Group PLC (3 Month LIBOR USD + 0.49%)	3.23%		05/07/2021	3,493,813
1,500,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.65%)	3.41%		07/26/2021	1,503,172
1,700,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 1.06%)	3.67%		09/13/2021	1,719,023
3,000,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.94%)	3.57%		02/28/2022	3,017,004
1,500,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.72%)	3.38%	^	05/22/2022	1,508,142
1,000,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.89%)	3.67%		01/10/2022	1,010,707
3,000,000	Santander UK PLC (3 Month LIBOR USD + 0.66%)	3.34%		11/15/2021	3,000,075
1,500,000	Siemens Financieringsmaat schappij N.V. (3 Month LIBOR USD + 0.61%)	3.22%	^	03/16/2022	1,508,917
500,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 1.68%)	4.28%		03/09/2021	510,823
3,000,000	UBS AG (3 Month LIBOR USD + 0.58%)	3.17%	^	06/08/2020	3,012,453
250,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.56%)	3.24%		08/19/2019	250,511
2,000,000	Westpac Banking Corporation (3 Month LIBOR USD + 1.00%)	3.69%		05/13/2021	2,026,663

	Total Foreign Corporate Bonds (Cost $38,579,008)				38,587,299

US CORPORATE BONDS 29.9%
1,000,000	Allstate Corporation (3 Month LIBOR USD + 0.43%)	3.03%		03/29/2021	999,235

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	Allstate Corporation (3 Month LIBOR USD + 0.63%)	3.23%		03/29/2023	1,494,028
1,600,000	Altria Group, Inc.	9.25%		08/06/2019	1,635,689
2,700,000	American Express Company (3 Month LIBOR USD + 0.53%)	3.21%		05/17/2021	2,708,223
3,000,000	American Express Company (3 Month LIBOR USD + 0.60%)	3.33%		11/05/2021	3,011,695
2,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.29%)	2.89%		12/10/2021	1,992,613
2,500,000	Bank of America Corporation (3 Month LIBOR USD + 1.18%)	3.94%		10/21/2022	2,530,177
1,950,000	BB&T Corporation (3 Month LIBOR USD + 0.57%)	3.18%		06/15/2020	1,957,937
475,000	BMW Capital LLC (3 Month LIBOR USD + 0.41%)	3.02%	^	09/13/2019	475,511
1,000,000	BP AMI Leasing, Inc.	5.52%	^	05/08/2019	1,002,661
2,500,000	Caterpillar Financial Services Corporation (3 Month LIBOR USD + 0.59%)	3.20%		06/06/2022	2,508,591
1,600,000	Citibank N.A. (3 Month LIBOR USD + 0.35%)	3.05%		02/12/2021	1,601,097
2,000,000	Citibank N.A. (3 Month LIBOR USD + 0.57%)	3.34%		07/23/2021	2,007,365
2,500,000	Comcast Corporation (3 Month LIBOR USD + 0.44%)	3.03%		10/01/2021	2,503,595
5,000,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.67%)	3.40%	^	11/05/2021	4,990,143
2,000,000	Fifth Third Bank (3 Month LIBOR USD + 0.44%)	3.20%		07/26/2021	1,994,886
2,500,000	Gilead Sciences, Inc.	2.35%		02/01/2020	2,491,932
2,500,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.11%)	3.87%		04/26/2022	2,514,112
2,500,000	Jackson National Life Global Funding (3 Month LIBOR USD + 0.48%)	3.08%	^	06/11/2021	2,506,107
2,000,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.61%)	3.22%		06/18/2022	1,998,553
3,000,000	Metropolitan Life Global Funding (3 Month LIBOR USD + 0.23%)	3.03%	^	01/08/2021	2,997,123
1,500,000	Morgan Stanley (3 Month LIBOR USD + 0.55%)	3.25%		02/10/2021	1,501,705
1,000,000	Morgan Stanley (3 Month LIBOR USD + 0.98%)	3.59%		06/16/2020	1,007,175
2,150,000	MUFG Union Bank N.A.	2.25%		05/06/2019	2,148,311
500,000	New York Life Global Funding (3 Month LIBOR USD + 0.32%)	3.05%	^	08/06/2021	501,326
3,000,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 0.52%)	3.13%	^	03/15/2021	2,977,190
1,800,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 0.58%)	3.38%	^	01/13/2020	1,799,498
4,000,000	PNC Bank (3 Month LIBOR USD + 0.25%)	3.01%		01/22/2021	3,997,556
3,300,000	Rabobank (3 Month LIBOR USD + 0.83%)	3.61%		01/10/2022	3,330,019
1,000,000	Raytheon Company	4.40%		02/15/2020	1,015,697
1,500,000	SunTrust Bank	2.25%		01/31/2020	1,495,195
250,000	Toyota Motor Credit Corporation (3 Month LIBOR USD + 0.26%)	3.03%		04/17/2020	250,454

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	Volkswagen Group of America Finance LLC (3 Month LIBOR USD + 0.94%)	3.64%	^	11/12/2021	2,505,443
2,500,000	Wells Fargo & Company (3 Month LIBOR USD + 0.50%)	3.27%		07/23/2021	2,504,232

	Total US Corporate Bonds (Cost $70,996,809)				70,955,074

SHORT TERM INVESTMENTS 53.9%

COMMERCIAL PAPER 51.3%
2,500,000	AIRBUS S.E.	0.00%	^	04/18/2019	2,496,650
1,000,000	Apple, Inc.	0.00%	^	07/08/2019	992,975
1,500,000	Apple, Inc.	0.00%	^	09/03/2019	1,483,015
2,000,000	Bank of Nova Scotia	0.00%	^	08/02/2019	1,982,311
1,000,000	Bank of Nova Scotia	0.00%	^	08/27/2019	989,363
1,000,000	BASF S.E.	0.00%	^	05/07/2019	997,335
1,500,000	BASF S.E.	0.00%	^	05/15/2019	1,495,157
1,500,000	BNP Paribas S.A.	0.00%		06/05/2019	1,493,019
1,000,000	BNP Paribas S.A.	0.00%		07/02/2019	993,350
1,000,000	Boeing Company	0.00%	^	04/10/2019	999,194
1,000,000	Boeing Company	0.00%	^	06/04/2019	995,161
1,000,000	Canadian National Railway Company	0.00%	^	04/12/2019	999,054
1,500,000	Canadian National Railway Company	0.00%	^	05/23/2019	1,494,259
1,500,000	Canadian National Railway Company	0.00%	^	06/18/2019	1,491,465
1,000,000	Chevron Corporation	0.00%	^	04/09/2019	999,271
1,500,000	Chevron Corporation	0.00%	^	05/20/2019	1,494,744
2,500,000	Cisco Systems, Inc.	0.00%	^	06/04/2019	2,488,498
2,500,000	Coca Cola Company	0.00%	^	09/03/2019	2,471,472
2,500,000	Commonwealth Bank of Australia	0.00%	^	05/21/2019	2,490,821
1,000,000	Credit Agricole CIB	0.00%		05/06/2019	997,469
2,000,000	Credit Suisse First Boston LLC	0.00%		08/16/2019	1,979,817
1,000,000	Credit Suisse First Boston LLC	0.00%		11/04/2019	983,995
2,500,000	Eli Lilly and Company	0.00%	^	05/07/2019	2,493,392
1,000,000	Emerson Electric Company	0.00%	^	04/04/2019	999,600
1,500,000	Emerson Electric Company	0.00%	^	04/15/2019	1,498,280
1,000,000	Eversource Energy	0.00%		04/01/2019	999,800
1,000,000	Exxon Mobil Corporation	0.00%		04/01/2019	999,803
2,000,000	Exxon Mobil Corporation	0.00%		04/08/2019	1,998,677
2,500,000	General Dynamics Corporation	0.00%	^	04/04/2019	2,498,994
2,500,000	GlaxoSmithKline PLC	0.00%	^	06/07/2019	2,487,740
1,600,000	Groupe BPCE	0.00%	^	04/15/2019	1,598,211
1,000,000	Groupe BPCE	0.00%	^	09/09/2019	988,183
1,000,000	Henkel Corporation	0.00%	^	04/04/2019	999,598
1,500,000	Henkel Corporation	0.00%	^	04/05/2019	1,499,296
500,000	Henkel Corporation	0.00%	^	04/24/2019	499,115
687,000	Hershey Company	0.00%	^	04/01/2019	686,863
2,000,000	Hershey Company	0.00%	^	04/22/2019	1,996,751
2,500,000	Home Depot, Inc.	0.00%	^	04/10/2019	2,497,985
2,500,000	IBM Corporation	0.00%	^	04/10/2019	2,497,985
2,500,000	Illinois Tool Works, Inc.	0.00%	^	04/30/2019	2,494,535
2,500,000	INTEL Corporation	0.00%	^	04/26/2019	2,495,290
1,000,000	John Deere Corporation	0.00%	^	04/23/2019	998,327
1,500,000	John Deere Corporation	0.00%	^	05/17/2019	1,494,973
1,000,000	JP Morgan Securities, Inc.	0.00%		04/01/2019	999,798
2,500,000	Kimberly-Clark Corporation	0.00%	^	04/10/2019	2,497,977
1,000,000	Koch Industries, Inc.	0.00%		04/01/2019	999,802
1,000,000	Koch Industries, Inc.	0.00%		04/15/2019	998,863
1,000,000	Koch Industries, Inc.	0.00%		04/16/2019	998,795

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	Komatsu Finance America, Inc.	0.00%	^	04/04/2019	1,499,399
1,000,000	Komatsu Finance America, Inc.	0.00%	^	04/09/2019	999,262
500,000	Komatsu Finance America, Inc.	0.00%	^	05/02/2019	498,837
2,500,000	Macquarie Bank Ltd.	0.00%	^	04/11/2019	2,497,761
1,500,000	Merck & Company, Inc.	0.00%	^	04/15/2019	1,498,294
2,500,000	Nestle Capital Corporation	0.00%		09/06/2019	2,471,836
2,500,000	New York Life Capital Corporation	0.00%	^	05/01/2019	2,494,406
1,500,000	Novartis Finance Corporation	0.00%	^	04/02/2019	1,499,604
1,000,000	Novartis Finance Corporation	0.00%	^	04/16/2019	998,795
1,500,000	PACCAR Financial Corporation	0.00%		04/05/2019	1,499,296
1,000,000	PACCAR Financial Corporation	0.00%		05/23/2019	996,173
1,000,000	PACCAR Financial Corporation	0.00%		06/21/2019	994,094
2,500,000	Pfizer, Inc.	0.00%	^	05/28/2019	2,489,687
1,000,000	Philip Morris International	0.00%	^	06/27/2019	993,662
2,500,000	Province of British Columbia	0.00%		04/29/2019	2,494,775
2,500,000	Roche Holding AG	0.00%	^	04/10/2019	2,498,002
1,000,000	Schlumberger Ltd.	0.00%	^	04/29/2019	997,901
2,500,000	Schlumberger Ltd.	0.00%	^	05/17/2019	2,491,585
1,000,000	Siemens Capital Company LLC	0.00%	^	06/26/2019	993,664
1,000,000	Simon Property Group LP	0.00%	^	04/04/2019	999,598
1,450,000	Simon Property Group LP	0.00%	^	05/21/2019	1,444,661
2,500,000	Southern California Gas Company	0.00%	^	04/02/2019	2,499,334
1,000,000	Southern California Gas Company	0.00%	^	04/04/2019	999,600
1,000,000	Sumitomo Mitsui Banking Corporation	0.00%	^	06/06/2019	995,158
1,000,000	Sumitomo Mitsui Banking Corporation	0.00%	^	07/09/2019	992,693
2,500,000	Total Capital Canada Ltd.	0.00%	^	04/03/2019	2,499,167
1,500,000	Toyota Motor Credit Corporation	0.00%		09/05/2019	1,483,147
2,500,000	Unilever Capital Corporation	0.00%	^	05/20/2019	2,491,055
2,500,000	Walmart, Inc.	0.00%	^	04/08/2019	2,498,323

					121,836,797

US TREASURY BILLS 2.3%
2,000,000	United States Treasury Bills	0.00%		04/25/2019	1,996,887
2,000,000	United States Treasury Bills	0.00%		06/06/2019	1,991,356
1,500,000	United States Treasury Bills	0.00%		08/15/2019	1,486,512

					5,474,755

MONEY MARKET FUNDS 0.3%
231,140	First American Government Obligations Fund - Class U	2.35%	♦		231,140
231,140	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		231,140

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	115

Schedule of Investments DoubleLine Ultra Short Bond Fund (Cont.)	March 31, 2019

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
231,140	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		231,140

					693,420

	Total Short Term Investments (Cost $128,022,813)				128,004,972

	Total Investments 100.0% (Cost $237,598,630)				237,547,345
	Other Assets in Excess of Liabilities 0.0%				47,159

	NET ASSETS 100.0%				$237,594,504

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Commercial Paper	51.3%
US Corporate Bonds	29.9%
Foreign Corporate Bonds	16.2%
US Treasury Bills	2.3%
Money Market Funds	0.3%
Other Assets and Liabilities	0.0%	~

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	37.6%
Automotive	8.4%
Energy	8.0%
Pharmaceuticals	6.9%
Insurance	4.6%
Diversified Manufacturing	4.4%
Technology	4.2%
Food Products	4.1%
Consumer Products	3.4%
Aerospace & Defense	3.4%
US Treasury Bills	2.3%
Construction	2.1%
Retailers (other than Food/Drug)	2.1%
Transportation	1.7%
Media	1.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%
Beverage and Tobacco	1.1%
Chemicals/Plastics	1.0%
Real Estate	1.0%
Finance	0.8%
Utilities	0.4%
Money Market Funds	0.3%
Other Assets and Liabilities	0.0%	~

	100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $128,757,872 or 54.2% of net assets.

♦	Seven-day yield as of March 31, 2019

~	Represents less than 0.05% of net assets

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 8.4%

	DRB Prime Student Loan Trust,
25,935	Series 2015-B-A3	2.54%	^	04/27/2026	25,893

	Global SC Finance SRL,
248,000	Series 2014-1A-A1	3.19%	^	07/17/2029	246,045

	Navient Private Education Loan Trust,
500,000	Series 2018-A-B	3.68%	^	02/18/2042	509,981

	SBA Tower Trust,
250,000	Series 2017-1	3.17%	^	04/11/2022	249,910

	SoFi Consumer Loan Program Trust,
82,402	Series 2017-2-A	3.28%	^	02/25/2026	82,643
392,094	Series 2017-3-A	2.77%	^	05/25/2026	390,932
151,367	Series 2017-5-A1	2.14%	^	09/25/2026	150,986
152,165	Series 2018-1-A1	2.55%	^	02/25/2027	151,780

	SpringCastle America Funding LLC,
216,229	Series 2016-AA-A	3.05%	^	04/25/2029	216,226

	Springleaf Funding Trust,
1,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	992,561

	TAL Advantage LLC,
242,403	Series 2017-1A-A	4.50%	^	04/20/2042	249,447

	Westlake Automobile Receivables Trust,
500,000	Series 2017-1A-C	2.70%	^	10/17/2022	499,118
1,500,000	Series 2017-2A-C	2.59%	^	12/15/2022	1,493,849

	Total Asset Backed Obligations (Cost $5,256,474)				5,259,371

COLLATERALIZED LOAN OBLIGATIONS 16.6%

	AIMCO,
403,800	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	3.86%	^	07/20/2026	403,990

	Anchorage Capital Ltd.,
500,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.27%)	4.06%	^	07/15/2030	499,834

	Benefit Street Partners Ltd.,
250,000	Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	4.01%	^	07/20/2029	249,883

	Cathedral Lake Ltd.,
2,000,000	Series 2016-4A-A (3 Month LIBOR USD + 1.65%)	4.41%	^	10/20/2028	2,002,973

	CFIP Ltd.,
500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	4.12%	^	07/13/2029	499,758

	CVP Ltd.,
500,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	4.10%	^	07/20/2030	500,192

	Gilbert Park Ltd.,
500,000	Series 2017-1A-A (3 Month LIBOR USD + 1.19%)	3.98%	^	10/15/2030	497,750

	Highbridge Loan Management,
500,000	Series 3A-2014-CR (3 Month LIBOR USD + 3.60%)	6.38%	^	07/18/2029	500,927

	Midocean Credit,
500,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	4.11%	^	07/15/2029	500,311

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Milos Ltd.,
1,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	4.01%	^	10/20/2030	994,104

	Palmer Square Loan Funding Ltd.,
633,225	Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	3.53%	^	10/15/2025	632,409

	Steele Creek Ltd.,
500,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	3.90%	^	05/21/2029	499,960

	TCI-Cent Ltd.,
1,000,000	Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	4.96%	^	12/21/2029	1,000,667

	Venture Ltd.,
140,283	Series 2006-7A-A2 (3 Month LIBOR USD + 0.24%)	3.00%	^	01/20/2022	140,401
500,000	Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	3.96%	^	09/07/2030	499,992

	Wind River Ltd.,
1,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.93%	^	01/15/2031	987,978

	Total Collateralized Loan Obligations (Cost $10,467,166)				10,411,129

FOREIGN CORPORATE BONDS 9.2%
200,000	Agromercantil Senior Trust	6.25%		04/10/2019	200,200
150,000	AstraZeneca PLC	2.38%		11/16/2020	149,197
165,000	BAT Capital Corporation	2.30%		08/14/2020	163,415
200,000	Banco BTG Pactual S.A.	5.75%		09/28/2022	201,900
150,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	154,500
200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	199,502
200,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	205,250
200,000	Banistmo S.A.	3.65%	^	09/19/2022	197,500
100,000	Bank of Montreal	2.90%		03/26/2022	100,135
200,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	207,520
200,000	Bharti Airtel Ltd.	5.13%		03/11/2023	206,820
200,000	CK Hutchison Capital Securities Ltd. (5 Year CMT Rate + 2.07%)	4.00%	†	05/12/2022	199,122
200,000	CNOOC Finance Ltd.	3.00%		05/09/2023	198,226
185,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	182,850
200,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	195,658
161,782	ENA Norte Trust	4.95%		04/25/2023	165,422
200,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	204,770
110,000	Freeport-McMoRan, Inc.	4.55%		11/14/2024	108,075
200,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	203,750
200,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	223,465
200,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	200,616
200,000	Marfrig Holdings Europe B.V.	8.00%		06/08/2023	207,000

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	117

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
75,000	Mitsubishi UFJ Financial Group, Inc.	3.22%		03/07/2022	75,608
200,000	Multibank, Inc.	4.38%		11/09/2022	201,750
200,000	Nexa Resources Peru S.A.A.	4.63%		03/28/2023	203,502
100,000	Pampa Energia S.A.	7.38%		07/21/2023	93,651
155,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	152,409
200,000	Tecnoglass, Inc.	8.20%		01/31/2022	211,000
95,000	Toronto-Dominion Bank	3.25%		06/11/2021	96,193
200,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	202,252
200,000	Vedanta Resources PLC	7.13%		05/31/2023	196,350
115,000	Westpac Banking Corporation	2.65%		01/25/2021	114,936
150,000	YPF S.A.	8.50%		03/23/2021	151,687

	Total Foreign Corporate Bonds (Cost $5,731,157)				5,774,231

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.3%
200,000	Dominican Republic International Bond	7.50%		05/06/2021	208,000

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $210,865)				208,000

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 16.1%

	AREIT Trust,
207,000	Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	02/14/2035	207,023
136,000	Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.13%	^	02/14/2035	136,324

	Atrium Hotel Portfolio Trust,
251,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.53%	^	12/15/2036	252,784
115,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.88%	^	06/15/2035	115,926

	Bancorp Commercial Mortgage Trust,
177,000	Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	4.58%	^	09/15/2035	175,413

	BANK,
9,456,152	Series 2018-BN11-XA	0.50%	# I/O	03/15/2061	351,406

	BBCMS Mortgage Trust,
360,000	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	4.87%	^	07/15/2037	361,414

	BB-UBS Trust,
6,982,000	Series 2012-SHOW-XA	0.60%	#^ I/O	11/05/2036	224,492
3,844,000	Series 2012-SHOW-XB	0.14%	#^ I/O	11/05/2036	38,697

	BHMS Trust,
104,000	Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	07/15/2035	103,998

	Bsprt Issuer Ltd.,
80,645	Series 2017-FL2-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.58%	^	10/15/2034	80,559
93,000	Series 2017-FL2-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.88%	^	10/15/2034	93,011

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Trust,
321,000	Series 2017-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.43%	^	06/15/2035	321,702
850,000	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.53%	^	07/15/2034	849,989

	Caesars Palace Las Vegas Trust,
234,000	Series 2017-VICI-D	4.35%	#^	10/15/2034	240,105
234,000	Series 2017-VICI-E	4.35%	#^	10/15/2034	237,034

	CFCRE Commercial Mortgage Trust,
3,545,000	Series 2018-TAN-X	1.63%	#^ I/O	02/15/2033	203,453

	Citigroup Commercial Mortgage Trust,
3,022,931	Series 2014-GC19-XA	1.16%	# I/O	03/10/2047	145,417
62,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	57,559
205,000	Series 2016-GC36-D	2.85%	^	02/10/2049	167,316
268,000	Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.90% Floor)	5.28%	^	12/15/2036	269,629
255,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	6.13%	^	12/15/2036	257,073

	Commercial Mortgage Pass-Through Certificates,
178,000	Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.25% Floor)	4.66%	^	09/15/2033	178,933

	CSAIL Commercial Mortgage Trust,
3,954,681	Series 2018-CX12-XA	0.62%	# I/O	08/15/2051	182,141

	GS Mortgage Securities Trust,
312,000	Series 2014-GC26-D	4.52%	#^	11/10/2047	266,617
6,152,200	Series 2016-GS4-XA	0.58%	# I/O	11/10/2049	187,533

	Hunt Ltd.,
190,000	Series 2018-FL2-C (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.83%	^	08/15/2028	189,952

	JP Morgan Chase Commercial Mortgage Securities Trust,
300,000	Series 2018-BCON-E	3.76%	#^	01/05/2031	295,113
104,000	Series 2018-WPT-EFX	5.54%	^	07/05/2033	108,973
300,000	Series 2018-WPT-FFX	5.54%	^	07/05/2033	302,948

	Monarch Beach Resort Trust,
252,000	Series 2018-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	5.03%	^	07/15/2035	252,300

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,503,115	Series 2017-C33-XA	1.43%	# I/O	05/15/2050	188,773

	Morgan Stanley Capital Trust,
88,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.68%	^	11/15/2034	88,055
188,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.63%	^	11/15/2034	188,115
142,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.83%	^	11/15/2034	142,177
15,277,000	Series 2017-ASHF-XCP	1.39%	#^ I/O	05/15/2019	27,468
240,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	5.08%	^	11/15/2034	239,073

	MSCG Trust,
172,000	Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.53%	^	10/15/2037	172,070

	SLIDE,
8,606,899	Series 2018-FUN-XCP	0.98%	#^ I/O	12/15/2020	138,017

	STWD Mortgage Trust,
239,000	Series 2018-URB-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	05/15/2035	236,735

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Tharaldson Hotel Portfolio Trust,
221,506	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.66%	^	11/11/2034	222,958

	Wells Fargo Commercial Mortgage Trust,
323,000	Series 2012-LC5-C	4.69%	#	10/15/2045	330,289
310,000	Series 2012-LC5-D	4.76%	#^	10/15/2045	309,616
8,055,037	Series 2015-NXS2-XA	0.74%	# I/O	07/15/2058	248,611
5,489,535	Series 2015-P2-XA	1.00%	# I/O	12/15/2048	255,315
264,000	Series 2018-BXI-E (1 Month LIBOR USD + 2.16%)	4.64%	^	12/15/2036	264,743
2,866,876	Series 2018-C46-XA	0.95%	# I/O	08/15/2051	176,881

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $10,154,234)				10,083,730

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 13.7%

	Alternative Loan Trust,
662,860	Series 2005-64CB-1A10	5.75%		12/25/2035	654,401

	CIM Trust,
902,750	Series 2017-8-A1	3.00%	#^	12/25/2065	890,839

	Citigroup Mortgage Loan Trust,
330,234	Series 2006-AR2-1A2	4.80%	#	03/25/2036	318,333

	COLT Mortgage Loan Trust,
279,013	Series 2017-1-A2	2.82%	#^	05/27/2047	277,980
279,013	Series 2017-1-A3	3.07%	#^	05/27/2047	278,786
680,645	Series 2018-1-A1	2.93%	#^	02/25/2048	679,607

	CSMC Trust,
425,022	Series 2018-RPL7-A1	4.00%	^	08/26/2058	426,489
712,843	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	716,843

	Deephaven Residential Mortgage Trust,
198,786	Series 2017-1A-A1	2.73%	#^	12/26/2046	198,556
198,786	Series 2017-1A-A2	2.93%	#^	12/26/2046	198,594

	GCAT LLC,
240,032	Series 2017-2-A1	3.50%	^§	04/25/2047	239,579
356,138	Series 2018-1-A1	3.84%	^§	06/25/2048	356,462

	Oak Hill Advisors Residential Loan Trust,
906,529	Series 2017-NPL2-A1	3.00%	^§	07/25/2057	897,315

	Pretium Mortgage Credit Partners LLC,
292,815	Series 2018-NPL2-A1	3.70%	^§	03/27/2033	292,513

	Velocity Commercial Capital Loan Trust,
916,194	Series 2018-2-A	4.05%	#^	10/26/2048	931,698

	Verus Securitization Trust,
369,226	Series 2017-1A-A2	3.16%	#^	01/25/2047	369,580

	VOLT LLC,
631,799	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	631,008
236,126	Series 2018-NPL8-A1A	4.21%	^§	10/26/2048	238,254

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $8,586,394)				8,596,837

US CORPORATE BONDS 6.6%
150,000	Air Lease Corporation	2.50%		03/01/2021	148,898
60,000	Altria Group, Inc.	3.49%		02/14/2022	60,993
100,000	American Express Company	3.70%		11/05/2021	102,255
110,000	Analog Devices, Inc.	2.95%		01/12/2021	110,371
100,000	Anthem, Inc.	2.50%		11/21/2020	99,540
100,000	AT&T, Inc.	2.80%		02/17/2021	99,975
100,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	3.39%		03/05/2024	99,710
150,000	Capital One Financial Corporation	2.40%		10/30/2020	149,217

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
155,000	Cardinal Health, Inc.	1.95%		06/14/2019	154,730
100,000	Cigna Corporation	3.40%	^	09/17/2021	101,112
155,000	Cintas Corporation	2.90%		04/01/2022	155,553
145,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	3.65%		06/01/2024	145,299
100,000	Comcast Corporation	3.45%		10/01/2021	102,037
155,000	Consolidated Edison, Inc.	2.00%		03/15/2020	153,716
110,000	CVS Health Corporation	2.80%		07/20/2020	109,920
100,000	Delta Air Lines, Inc.	3.40%		04/19/2021	100,474
40,000	DowDuPont, Inc.	3.77%		11/15/2020	40,710
105,000	eBay, Inc.	2.75%		01/30/2023	103,801
65,000	FedEx Corporation	3.40%		01/14/2022	65,917
80,000	General Electric Company	2.70%		10/09/2022	78,610
175,000	General Motors Financial Company	3.20%		07/06/2021	174,330
100,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	100,700
80,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	3.80%		12/29/2021	80,197
130,000	Microchip Technology, Inc.	3.92%	^	06/01/2021	131,214
100,000	Mondelez International, Inc.	3.00%		05/07/2020	100,293
150,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	3.69%		07/22/2022	150,835
110,000	NextEra Energy Capital Holdings. Inc.	2.90%		04/01/2022	110,209
102,000	Northrop Grumman Corporation	2.08%		10/15/2020	101,098
135,000	Omnicom Capital, Inc.	3.63%		05/01/2022	137,523
150,000	Packaging Corporation of America	2.45%		12/15/2020	149,047
145,000	Prudential Financial, Inc.	7.38%		06/15/2019	146,279
100,000	PSEG Power LLC	3.85%		06/01/2023	102,554
80,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	81,839
70,000	Sherwin-Williams Company	2.25%		05/15/2020	69,604
65,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	66,098
110,000	Union Pacific Corporation	3.20%		06/08/2021	111,165
100,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	3.78%		05/15/2025	100,095

	Total US Corporate Bonds (Cost $4,077,969)				4,095,918

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 8.9%

	Federal Home Loan Mortgage Corporation,
1,775,913	Series 3312-FJ (1 Month LIBOR USD + 0.22%, 0.22% Floor, 7.00% Cap)	2.70%		07/15/2036	1,765,840

	Federal Home Loan Mortgage Corporation,
2,286,644	Series 3747-FA (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.98%		10/15/2040	2,297,522

	Federal National Mortgage Association,
1,506,345	Series 2013-74-YA	3.00%		05/25/2042	1,504,345

	Total US Government and Agency Mortgage Backed Obligations (Cost $5,528,305)				5,567,707

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	119

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 4.9%
880,000	United States Treasury Notes	2.25%		03/31/2020	878,745
1,110,000	United States Treasury Notes	1.63%	‡	08/31/2022	1,088,234
1,110,000	United States Treasury Notes	1.63%	‡	04/30/2023	1,084,049

	Total US Government and Agency Obligations (Cost $3,025,832)				3,051,028

AFFILIATED MUTUAL FUNDS 9.5%
612,298	DoubleLine Floating Rate Fund (Class I)				5,908,672

	Total Affiliated Mutual Funds (Cost $6,061,747)				5,908,672

SHORT TERM INVESTMENTS 2.8%
584,316	First American Government Obligations Fund - Class U	2.35%	♦		584,316
584,316	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		584,316
584,316	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		584,316

	Total Short Term Investments (Cost $1,752,948)				1,752,948

	Total Investments 97.0% (Cost $60,853,091)				60,709,571
	Other Assets in Excess of Liabilities 3.0%				1,864,095

	NET ASSETS 100.0%				$62,573,666

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	16.6%
Non-Agency Commercial Mortgage Backed Obligations	16.1%
Non-Agency Residential Collateralized Mortgage Obligations	13.7%
Affiliated Mutual Funds	9.5%
Foreign Corporate Bonds	9.2%
US Government and Agency Mortgage Backed Obligations	8.9%
Asset Backed Obligations	8.4%
US Corporate Bonds	6.6%
US Government and Agency Obligations	4.9%
Short Term Investments	2.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.3%
Other Assets and Liabilities	3.0%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	16.6%
Non-Agency Commercial Mortgage Backed Obligations	16.1%
Non-Agency Residential Collateralized Mortgage Obligations	13.7%
Affiliated Mutual Funds	9.4%
US Government and Agency Mortgage Backed Obligations	8.9%
Asset Backed Obligations	8.4%
US Government and Agency Obligations	4.9%
Banking	4.9%
Short Term Investments	2.8%
Utilities	1.3%
Energy	1.2%
Healthcare	0.8%
Mining	0.8%
Media	0.7%
Telecommunications	0.7%
Automotive	0.6%
Finance	0.6%
Transportation	0.5%
Technology	0.4%
Beverage and Tobacco	0.4%
Insurance	0.4%
Aerospace & Defense	0.3%
Building and Development (including Steel/Metals)	0.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.3%
Consumer Products	0.3%
Conglomerates	0.3%
Pharmaceuticals	0.3%
Industrial Equipment	0.2%
Pulp & Paper	0.2%
Chemicals/Plastics	0.2%
Commercial Services	0.2%
Food Products	0.2%
Diversified Manufacturing	0.1%
Other Assets and Liabilities	3.0%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $32,211,732 or 51.5% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

†	Perpetual Maturity

I/O	Interest only security

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

♦	Seven-day yield as of March 31, 2019

‡	All or a portion of this security has been pledged as collateral in connection with forward currency exchange contracts.

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	06/03/2019	19,400,000 EUR	$1,048,537
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	12/23/2019	9,800,000 EUR	738,703
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	04/30/2019	5,000,000 EUR	478,868
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	06/27/2019	7,300,000 EUR	462,604
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	03/02/2020	4,500,000 EUR	349,169
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	08/30/2019	7,500,000 EUR	138,199

							$3,216,080

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2019, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered		Value	Currency to be Received		Value	Unrealized Appreciation (Depreciation)
07/31/2019	Goldman Sachs	4,000,000	EUR	$4,534,400	4,582,845	USD	$4,582,844	$48,444
07/31/2019	JP Morgan Securities LLC	7,427,821	USD	7,427,820	6,400,000	EUR	7,255,040	(172,780)
07/31/2019	Goldman Sachs	59,282,413	USD	59,282,413	51,100,000	EUR	57,926,963	(1,355,450)

				$71,244,633			$69,764,847	$(1,479,786)

EUR	Euro

USD	US Dollar

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the year ended March 31, 2019 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at March 31, 2019	Value at March 31, 2019	Change in Unrealized for the Year Ended March 31, 2019	Dividend Income Earned in the Year Ended March 31, 2019	Net Realized Gain (Loss) in the Year Ended March 31, 2019
DoubleLine Floating Rate Fund (Class I)	$10,415,621	$—	$(4,300,000)	612,298	$5,908,672	$(171,512)	$375,931	$(35,437)

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	121

Schedule of Investments DoubleLine Colony Real Estate and Income Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 4.4%

	AASET Ltd.,
887,941	Series 2018-1A-A	3.84%	^	01/16/2038	888,787

	Consumer Loan Underlying Bond Credit Trust,
883,614	Series 2018-P1-A	3.39%	^	07/15/2025	884,444

	Foundation Finance Trust,
500,000	Series 2019-1A-A	3.86%	^	11/15/2034	502,359

	Kabbage Funding LLC,
500,000	Series 2019-1-A	3.83%	^	03/15/2024	503,390

	SoFi Consumer Loan Program Trust,
950,900	Series 2019-1-A	3.24%	^	02/25/2028	954,973

	Stack Infrastructure Issuer LLC,
749,375	Series 2019-1A-A2	4.54%	^	02/25/2044	767,729

	Upgrade Receivables Trust,
1,000,000	Series 2019-1A-A	3.48%	^	03/15/2025	1,002,688

	Total Asset Backed Obligations (Cost $5,474,539)				5,504,370

COLLATERALIZED LOAN OBLIGATIONS 9.9%

	CFIP Ltd.,
1,000,000	Series 2013-1A-AR (3 Month LIBOR USD + 1.34%)	4.10%	^	04/20/2029	998,945

	Halcyon Loan Advisors Funding Ltd.,
1,000,000	Series 2017-1A-A1B (3 Month LIBOR USD + 1.28%)	4.05%	^	06/25/2029	994,765

	KVK Ltd.,
1,000,000	Series 2013-1A-AR (3 Month LIBOR USD + 0.90%)	3.70%	^	01/14/2028	992,067

	LCM LP,
500,000	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	0.00%	^	07/15/2027	500,000

	Midocean Credit Partners,
1,000,000	Series 2018-8A-A1 (3 Month LIBOR USD + 1.15%)	3.79%	^	02/20/2031	987,288

	MP Ltd.,
1,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	4.05%	^	07/25/2029	998,386

	OFSI Fund Ltd.,
741,525	Series 2014-7A-AR (3 Month LIBOR USD + 0.90%)	3.68%	^	10/18/2026	740,597

	Palmer Square Loan Funding Ltd.,
633,225	Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	3.53%	^	10/15/2025	632,409

	Park Avenue Institutional Advisers Ltd.,
1,000,000	Series 2018-1A-A1A (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.77%	^	10/20/2031	993,314

	Shackleton Ltd.,
775,000	Series 2015-7RA-A1 (3 Month LIBOR USD + 1.17%)	3.96%	^	07/15/2031	766,477

	Steele Creek Ltd.,
900,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	0.00%	^	04/15/2032	900,000

	VERDE Ltd.,
1,000,000	Series 2019-1A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	0.00%	^	04/15/2032	1,000,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wind River Ltd.,
1,000,000	Series 2013-2A-AR (3 Month LIBOR USD + 1.23%)	4.01%	^	10/18/2030	992,717
1,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.93%	^	01/15/2031	987,978

	Total Collateralized Loan Obligations (Cost $12,486,291)				12,484,943

FOREIGN CORPORATE BONDS 8.4%
200,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	204,750
265,000	AstraZeneca PLC	2.38%		11/16/2020	263,582
280,000	BAT Capital Corporation	2.30%		08/14/2020	277,311
200,000	Banco BTG Pactual S.A.	5.75%		09/28/2022	201,900
150,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	154,500
200,000	Banco do Brasil S.A.	4.75%	^	03/20/2024	200,800
150,000	Banco Inbursa S.A.	4.13%		06/06/2024	148,688
200,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	220,900
200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	199,502
200,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	199,252
180,000	Bank of Montreal	2.90%		03/26/2022	180,244
200,000	BBVA Banco Continental S.A. (5 Year CMT Rate + 2.75%)	5.25%		09/22/2029	210,752
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	192,820
200,000	Bharti Airtel International Netherlands B.V.	5.35%		05/20/2024	207,774
200,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	207,500
200,000	CK Hutchison Capital Securities Ltd. (5 Year CMT Rate + 2.07%)	4.00%	†	05/12/2022	199,122
200,000	CNOOC Finance Ltd.	3.00%		05/09/2023	198,226
200,000	CNPC General Capital Ltd.	3.40%		04/16/2023	201,148
200,000	Colbun S.A.	4.50%		07/10/2024	207,275
200,000	Comcel Trust	6.88%		02/06/2024	208,375
250,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	247,094
200,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	207,672
200,000	El Puerto de Liverpool S.A.B. de C.V.	3.95%		10/02/2024	196,002
200,000	Empresa Nacional de Telecomunicaciones S.A.	4.88%		10/30/2024	205,136
129,425	ENA Norte Trust	4.95%		04/25/2023	132,337
200,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	204,770
200,000	Freeport-McMoRan, Inc.	4.55%		11/14/2024	196,500
200,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	203,750
200,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	206,600
200,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	216,362

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	211,500
200,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	196,840
200,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	200,616
200,000	Marfrig Holdings Europe B.V.	8.00%		06/08/2023	207,000
200,000	Millicom International Cellular S.A.	6.00%		03/15/2025	205,750
145,000	Mitsubishi UFJ Financial Group, Inc.	3.22%		03/07/2022	146,175
200,000	Multibank, Inc.	4.38%		11/09/2022	201,750
200,000	Nexa Resources Peru S.A.A.	4.63%		03/28/2023	203,502
200,000	ONGC Videsh Ltd.	4.63%		07/15/2024	208,106
200,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	206,409
200,000	Pampa Energia S.A.	7.38%		07/21/2023	187,302
200,000	Security Bank Corporation	4.50%		09/25/2023	207,374
200,000	Sinopec Group Overseas Development Ltd.	4.38%		04/10/2024	210,131
200,000	Sociedad Quimica y Minera de Chile S.A.	3.63%		04/03/2023	200,500
275,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	270,402
200,000	Tecnoglass, Inc.	8.20%		01/31/2022	211,000
180,000	Toronto-Dominion Bank	3.25%		06/11/2021	182,260
200,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	202,252
200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	196,320
200,000	UPL Corporation	3.25%		10/13/2021	197,697
200,000	Vedanta Resources PLC	7.13%		05/31/2023	196,350
250,000	Westpac Banking Corporation	2.65%		01/25/2021	249,861

	Total Foreign Corporate Bonds (Cost $10,409,494)				10,599,741

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.2%
200,000	Indonesia Government International Bond	3.38%		04/15/2023	200,510

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $198,500)				200,510

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 13.1%

	Atrium Hotel Portfolio Trust,
1,000,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.88%	^	06/15/2035	1,008,052

	BBCMS Mortgage Trust,
264,000	Series 2015-MSQ-D	3.99%	#^	09/15/2032	264,043
1,000,000	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	4.87%	^	07/15/2037	1,003,927

	BX Commercial Mortgage Trust,
707,762	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%)	4.46%	^	09/15/2037	700,507

	BXP Trust,
750,000	Series 2017-CQHP-E (1 Month LIBOR USD + 3.00%)	5.48%	^	11/15/2034	751,513

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Caesars Palace Las Vegas Trust,
450,000	Series 2017-VICI-E	4.35%	#^	10/15/2034	455,834

	Carbon Capital Commercial Mortgage Trust,
244,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.35	%^	10/15/2035	244,612

	CHT Mortgage Trust,
750,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.48%	^	11/15/2036	754,282

	Cloverleaf Cold Storage Trust,
246,000	Series 2019-CHL2-E (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.78%	^	03/15/2036	246,617
246,000	Series 2019-CHL2-F (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.23%	^	03/15/2036	246,617

	Commercial Mortgage Pass-Through Certificates,
545,000	Series 2015-CR26-C	4.48%	#	10/10/2048	560,012

	Commercial Mortgage Trust,
1,000,000	Series 2016-GCT-D	3.46%	#^	08/10/2029	989,521

	DBGS Mortgage Trust,
550,000	Series 2018-5BP-D (1 Month LIBOR USD + 1.35%)	3.83%	^	06/15/2033	543,406

	GPMT Ltd.,
234,000	Series 2019-FL2-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.43%	^	02/22/2036	235,623

	GS Mortgage Securities Corporation,
1,000,000	Series 2018-FBLU-E (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.23%	^	11/15/2035	1,005,156

	GS Mortgage Securities Trust,
725,000	Series 2017-500K-F (1 Month LIBOR USD + 1.80%, 2.15% Floor)	4.28%	^	07/15/2032	723,619

	Hilton USA Trust,
600,000	Series 2016-SFP-E	5.52%	^	11/05/2035	613,133

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2011-C3-D	5.66%	#^	02/15/2046	1,019,893
994,815	Series 2014-FL6-B (1 Month LIBOR USD + 2.28%, 2.28% Floor)	4.76%	^	11/15/2031	997,528
750,000	Series 2018-BCON-C	3.76%	#^	01/05/2031	760,099

	JPMBB Commercial Mortgage Securities Trust,
700,000	Series 2014-C23-D	3.97%	#^	09/15/2047	652,056

	LCCM Mortgage Trust,
750,000	Series 2014-909-E	3.90%	#^	05/15/2031	745,797

	Morgan Stanley Capital Trust,
750,000	Series 2014-150E-F	4.30%	#^	09/09/2032	754,875

	NLY Commercial Mortgage Trust,
385,000	Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	02/15/2036	386,823

	Rosslyn Portfolio Trust,
750,000	Series 2017-ROSS-E (1 Month LIBOR USD + 3.00%, 3.99% Floor)	5.48%	^	06/15/2033	746,593

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $16,268,452)				16,410,138

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	123

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 11.4%

	Ajax Mortgage Loan Trust,
1,608,579	Series 2016-C-A	4.00%	^§	10/25/2057	1,612,786
1,490,779	Series 2018-E-A	4.38%	#^	06/25/2058	1,506,078

	Bunker Hill Loan Depositary Trust,
700,000	Series 2019-1-A1	3.61%	^§	10/26/2048	707,123

	Civic Mortgage LLC,
1,521,783	Series 2018-1-A1	3.89%	^§	06/25/2022	1,518,702

	Legacy Mortgage Asset Trust,
1,463,885	Series 2019-GS1-A1	4.00%	^§	01/25/2059	1,476,066

	Pretium Mortgage Credit Partners LLC,
827,296	Series 2018-NPL1-A1	3.38%	^§	01/27/2033	824,937
585,630	Series 2018-NPL2-A1	3.70%	^§	03/27/2033	585,026
980,500	Series 2019-1A-A1	4.50%	^§	01/25/2024	990,792
966,331	Series 2019-NPL1-A1	4.21%	^§	07/25/2060	972,025

	VOLT LLC,
1,062,829	Series 2017-NP11-A1	3.38%	^§	10/25/2047	1,063,978
1,467,511	Series 2019-NPL1-A1A	4.34%	^§	01/25/2049	1,482,216

	Wells Fargo Mortgage Backed Securities Trust,
1,618,090	Series 2006-AR8-3A1	5.00%	#	04/25/2036	1,620,503

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $14,271,502)				14,360,232

US CORPORATE BONDS 5.8%
250,000	Air Lease Corporation	2.50%		03/01/2021	248,162
95,000	Altria Group, Inc.	3.49%		02/14/2022	96,573
185,000	American Express Company	3.70%		11/05/2021	189,171
180,000	Analog Devices, Inc.	2.95%		01/12/2021	180,606
185,000	Anthem, Inc.	2.50%		11/21/2020	184,150
185,000	AT&T, Inc.	2.80%		02/17/2021	184,954
185,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	3.39%		03/05/2024	184,464
270,000	Capital One Financial Corporation	2.40%		10/30/2020	268,590
280,000	Cardinal Health, Inc.	2.62%		06/15/2022	276,574
175,000	Cigna Corporation	3.40%	^	09/17/2021	176,946
266,000	Cintas Corporation	2.90%		04/01/2022	266,950
270,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	3.65%		06/01/2024	270,556
170,000	Comcast Corporation	3.45%		10/01/2021	173,464
275,000	Consolidated Edison, Inc.	2.00%		05/15/2021	270,898
175,000	CVS Health Corporation	2.80%		07/20/2020	174,873
175,000	Delta Air Lines, Inc.	3.40%		04/19/2021	175,830
70,000	DowDuPont, Inc.	3.77%		11/15/2020	71,243
185,000	eBay, Inc.	2.75%		01/30/2023	182,888
95,000	FedEx Corporation	3.40%		01/14/2022	96,340
135,000	General Electric Company	2.70%		10/09/2022	132,654
265,000	General Motors Financial Company	3.20%		07/06/2021	263,986
180,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	181,260
140,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	3.80%		12/29/2021	140,344
175,000	Microchip Technology, Inc.	3.92%	^	06/01/2021	176,634
185,000	Mondelez International, Inc.	3.00%		05/07/2020	185,543
265,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	3.69%		07/22/2022	266,474
200,000	NextEra Energy Capital Holdings. Inc.	2.90%		04/01/2022	200,380

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
175,000	Northrop Grumman Corporation	2.08%		10/15/2020	173,453
175,000	Omnicom Capital, Inc.	3.63%		05/01/2022	178,270
245,000	Packaging Corporation of America	2.45%		12/15/2020	243,444
100,000	PNC Funding Corporation	3.30%		03/08/2022	101,698
260,000	Prudential Financial, Inc.	4.50%		11/16/2021	271,478
160,000	PSEG Power LLC	3.85%		06/01/2023	164,086
130,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	132,988
110,000	Sherwin-Williams Company	2.25%		05/15/2020	109,378
260,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	264,394
175,000	Union Pacific Corporation	3.20%		06/08/2021	176,853
185,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	3.78%		05/15/2025	185,175

	Total US Corporate Bonds (Cost $7,140,157)				7,221,724

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 6.6%

	Federal Home Loan Mortgage Corporation,
2,664,874	Series 3316-FA (1 Month LIBOR USD + 0.27%, 0.27% Floor, 7.00% Cap)	2.75%		05/15/2037	2,654,921

	Federal National Mortgage Association,
3,404,436	Series 2011-93-GF (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.94%		04/25/2039	3,417,417
1,069,664	Series 2012-110-MF (1 Month LIBOR USD + 0.46%, 0.46% Floor, 6.50% Cap)	2.95%		10/25/2042	1,070,641
1,153,850	Series 2012-56-FA (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap)	3.04%		06/25/2042	1,160,945

	Total US Government and Agency Mortgage Backed Obligations (Cost $8,267,074)				8,303,924

US GOVERNMENT AND AGENCY OBLIGATIONS 9.2%
2,270,000	United States Treasury Notes	0.88%		05/15/2019	2,265,673
3,280,000	United States Treasury Notes	1.25%		01/31/2020	3,248,481
2,770,000	United States Treasury Notes	1.38%		02/29/2020	2,744,139
2,300,000	United States Treasury Notes	2.63%		02/28/2023	2,334,590
1,000,000	United States Treasury Notes	2.75%		02/28/2025	1,025,879

	Total US Government and Agency Obligations (Cost $11,562,635)				11,618,762

AFFILIATED MUTUAL FUNDS 7.6%
986,191	DoubleLine Floating Rate Fund (Class I)				9,516,745

	Total Affiliated Mutual Funds (Cost $9,500,000)				9,516,745

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 16.2%
806,247	First American Government Obligations Fund - Class U	2.35%	♦		806,247
806,247	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		806,247
806,247	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		806,247
1,500,000	United States Treasury Bills	0.00%		08/15/2019	1,486,512
12,500,000	United States Treasury Bills	0.00%		09/05/2019	12,371,156
4,130,000	United States Treasury Bills	0.00%		11/07/2019	4,071,336

	Total Short Term Investments (Cost $20,339,202)				20,347,745

	Total Investments 92.8% (Cost $115,917,846)				116,568,834
	Other Assets in Excess of Liabilities 7.2%				8,979,575

	NET ASSETS 100.0%				$125,548,409

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	16.2%
Non-Agency Commercial Mortgage Backed Obligations	13.1%
Non-Agency Residential Collateralized Mortgage Obligations	11.4%
Collateralized Loan Obligations	9.9%
US Government and Agency Obligations	9.2%
Foreign Corporate Bonds	8.4%
Affiliated Mutual Funds	7.6%
US Government and Agency Mortgage Backed Obligations	6.6%
US Corporate Bonds	5.8%
Asset Backed Obligations	4.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.2%
Other Assets and Liabilities	7.2%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Short Term Investments	16.2%
Non-Agency Commercial Mortgage Backed Obligations	13.1%
Non-Agency Residential Collateralized Mortgage Obligations	11.4%
Collateralized Loan Obligations	9.9%
US Government and Agency Obligations	9.2%
Affiliated Mutual Funds	7.6%
US Government and Agency Mortgage Backed Obligations	6.6%
Banking	4.5%
Asset Backed Obligations	4.4%
Utilities	1.2%
Energy	1.1%
Telecommunications	1.0%
Healthcare	0.9%
Mining	0.5%
Chemicals/Plastics	0.5%
Media	0.4%
Automotive	0.4%
Finance	0.4%
Building and Development (including Steel/Metals)	0.3%
Consumer Products	0.3%
Insurance	0.3%
Transportation	0.3%
Beverage and Tobacco	0.3%
Technology	0.3%
Aerospace & Defense	0.3%
Industrial Equipment	0.2%
Pharmaceuticals	0.2%
Pulp & Paper	0.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.2%
Conglomerates	0.2%
Food Products	0.1%
Commercial Services	0.1%
Retailers (other than Food/Drug)	0.1%
Diversified Manufacturing	0.1%
Other Assets and Liabilities	7.2%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $47,929,880 or 38.2% of net assets.

†	Perpetual Maturity

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

♦	Seven-day yield as of March 31, 2019

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Colony Capital Fundamental US Real Estate Index Excess Return	Barclays Capital, Inc.	Long	0.45%	Termination	01/09/2020	15,000,000	$1,767,270
Colony Capital Fundamental US Real Estate Index Excess Return	Barclays Capital, Inc.	Long	0.45%	Termination	01/23/2020	25,000,000	3,158,344
Colony Capital Fundamental US Real Estate Index Excess Return	Barclays Capital, Inc.	Long	0.45%	Termination	02/13/2020	30,000,000	3,175,652
Colony Capital Fundamental US Real Estate Index Excess Return	Barclays Capital, Inc.	Long	0.45%	Termination	02/27/2020	34,000,000	3,108,832
Colony Capital Fundamental US Real Estate Index Excess Return	Barclays Capital, Inc.	Long	0.45%	Termination	04/18/2019	10,720,000	70,481

							$11,280,579

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	125

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	March 31, 2019

The Colony Capital Fundamental US Real Estate Index Excess Return aims to provide notional long exposure to Real Estate Investment Trusts (REITs) excluding mortgage REITs that meet certain market capitalization, liquidity and fundamental criteria. The constituents of the index are ordinary shares, which are REITs. Information on the sector constituents as of March 31, 2019, is available on the Barclays Capital, Inc. website at https://indices.barclays/doubleline.

A summary of the DoubleLine Colony Real Estate and Income Fund’s investments in affiliated mutual funds for the period ended March 31, 2019 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at March 31, 2019	Value at March 31, 2019	Change in Unrealized for the Period Ended March 31, 2019	Dividend Income Earned in the Period Ended March 31, 2019	Net Realized Gain (Loss) in the Period Ended March 31, 2019
DoubleLine Floating Rate Fund (Class I)	$—	$9,500,000	$—	986,191	$9,516,745	$16,745	$148,784	$—

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	March 31, 2019

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$46,999,920,597	$9,414,435,842	$1,090,240,612	$89,032,952	$6,570,050,462	$461,446,120
Investments in Affiliated Securities, at Value *	—	1,290,386,948	—	63,699,079	49,000,000	—
Short Term Investments *	3,466,431,898	810,577,883	3,631,560	65,553,483	298,723,367	22,595,918
Foreign Currency, at Value *	—	—	—	26,429	—	—
Interest and Dividends Receivable	161,142,837	70,888,888	15,668,395	563,114	36,285,841	4,641,744
Receivable for Fund Shares Sold	137,641,857	45,592,625	3,048,211	433,547	33,624,736	356,501
Prepaid Expenses and Other Assets	465,191	126,611	87,609	27,909	179,187	53,614
Receivable for Investments Sold	—	25,641,860	11,384,548	32,314	10,195,420	25,392,506
Cash	—	2,247,617	—	—	—	3,190,945
Net Unrealized Appreciation on Swaps	—	—	—	2,694,139	—	—
Deposit at Broker for Futures	—	—	—	1,971,899	—	—
Variation Margin Receivable	—	—	—	198,412	—	—
Due from Advisor	—	—	—	—	—	—
Total Assets	50,765,602,380	11,659,898,274	1,124,060,935	224,233,277	6,998,059,013	517,677,348

LIABILITIES
Payable for Investments Purchased	116,293,102	112,871,078	10,284,289	—	37,990,750	37,598,532
Payable for Fund Shares Redeemed	74,522,735	17,981,951	3,754,112	1,233,495	16,042,756	3,981,635
Distribution Payable	33,396,100	10,632,866	1,460,732	511,380	3,959,177	1,189,699
Investment Advisory Fees Payable	16,909,318	3,278,646	696,112	167,811	2,030,941	208,479
Transfer Agent Expenses Payable	4,482,225	893,074	140,742	22,847	625,664	115,742
Distribution Fees Payable	2,405,422	283,969	46,097	37,952	736,322	29,642
Administration, Fund Accounting and Custodian Fees Payable	1,122,312	296,066	39,690	16,660	190,615	54,136
Accrued Expenses	1,106,677	140,094	74,314	21,280	16,702	7,523
Trustees Fees Payable	804,919	97,620	15,773	3,223	52,865	6,053
Professional Fees Payable	614,136	145,999	80,464	72,948	84,760	49,581
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	51,280	—	—
Total Liabilities	251,656,946	146,621,363	16,592,325	2,138,876	61,730,552	43,241,022
Commitments and Contingencies (See Note 2)
Net Assets	$50,513,945,434	$11,513,276,911	$1,107,468,610	$222,094,401	$6,936,328,461	$474,436,326

NET ASSETS CONSIST OF:
Paid-in Capital	$53,723,211,586	$11,634,787,883	$1,168,475,204	$231,819,520	$7,003,942,407	$500,219,539
Undistributed (Accumulated) Net Investment Income (Loss)	(5,559,844)	(538,240)	3,106	147,950	1,856,039	206,983
Accumulated Net Realized Gain (Loss) on Investments	(3,147,928,202)	(151,681,806)	(16,646,424)	(7,601,370)	(54,480,771)	(18,298,036)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(55,989,744)	25,520,915	(44,363,276)	(3,129,150)	(14,051,745)	(7,692,160)
Investments in Affiliated Securities	—	4,986,948	—	(2,451,236)	(1,000,000)	—
Short Term Investments	211,638	201,211	—	(917)	62,531	—
Foreign Currency	—	—	—	(18,465)	—	—
Forwards	—	—	—	(51,280)	—	—
Futures	—	—	—	685,210	—	—
Swaps	—	—	—	2,694,139	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Total Distributable Earnings (See Note 6)	(3,209,266,152)	(121,510,972)	(61,006,594)	(9,725,119)	(67,613,946)	(25,783,213)
Net Assets	$50,513,945,434	$11,513,276,911	$1,107,468,610	$222,094,401	$6,936,328,461	$474,436,326

*Identified Cost:
Investments in Unaffiliated Securities	$47,055,910,341	$9,388,914,927	$1,134,603,888	$92,162,102	$6,584,102,207	$469,138,280
Investments in Affiliated Securities	—	1,285,400,000	—	66,150,315	50,000,000	—
Short Term Investments	3,466,220,260	810,376,672	3,631,560	65,554,400	298,660,836	22,595,918
Foreign Currency	—	—	—	44,894	—	—

Class I (unlimited shares authorized):
Net Assets	$43,682,910,243	$10,672,087,122	$943,367,941	$44,492,677	$5,455,532,040	$358,062,170
Shares Outstanding	4,147,776,969	985,714,072	91,230,867	4,854,239	547,108,936	37,095,781
Net Asset Value, Offering and Redemption Price per Share	$10.53	$10.83	$10.34	$9.17	$9.97	$9.65

Class N (unlimited shares authorized):
Net Assets	$6,831,035,191	$841,189,789	$164,100,669	$—	$1,480,796,421	$116,374,156
Shares Outstanding	648,917,249	77,754,785	15,868,525	—	148,615,889	12,036,098
Net Asset Value, Offering and Redemption Price per Share	$10.53	$10.82	$10.34	$—	$9.96	$9.67

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$177,601,724	$—	$—
Shares Outstanding	—	—	—	19,455,829	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$9.52	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.13	$—	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	127

Statements of Assets and Liabilities (Cont.)	March 31, 2019

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$4,769,296,159	$1,131,644,256	$207,489,394	$74,535,862	$—	$1,034,226,892
Investments in Affiliated Securities, at Value *	199,950,099	84,749,820	—	—	—	—
Short Term Investments *	648,832,819	81,927,392	11,886,271	6,064,825	508,110,035	17,181,455
Foreign Currency, at Value *	—	—	—	—	—	12,372,527
Interest and Dividends Receivable	25,451,120	9,607,793	2,723,500	271,955	42,057	8,311,485
Receivable for Fund Shares Sold	20,638,842	2,295,056	890,929	158,353	531,513	1,650
Prepaid Expenses and Other Assets	172,715	100,767	9,932	30,735	64,947	34,865
Receivable for Investments Sold	15,664,616	5,352,299	—	—	—	—
Cash	—	—	—	—	—	—
Net Unrealized Appreciation on Swaps	228,243,148	—	—	—	2,484,590	—
Deposit at Broker for Futures	—	—	—	246,628	—	—
Variation Margin Receivable	—	—	—	16,313	—	—
Due from Advisor	—	—	—	—	—	—
Total Assets	5,908,249,518	1,315,677,383	223,000,026	81,324,671	511,233,142	1,072,128,874

LIABILITIES
Payable for Investments Purchased	80,969,310	12,576,125	586,927	534,585	—	—
Payable for Fund Shares Redeemed	6,489,202	4,916,635	241,058	20,810	545,693	630,516
Distribution Payable	3,745,108	1,181,614	273,453	131,350	—	989,999
Investment Advisory Fees Payable	2,128,306	632,588	92,011	32,877	412,425	454,199
Transfer Agent Expenses Payable	771,003	202,800	62,417	10,880	681	30,542
Distribution Fees Payable	324,875	115,246	6,420	3,037	19,762	3,885
Administration, Fund Accounting and Custodian Fees Payable	171,514	93,212	20,744	5,040	9,953	36,201
Accrued Expenses	59,943	22,769	14,389	10,982	1,787	7,984
Trustees Fees Payable	32,520	13,582	3,244	969	1,377	5,432
Professional Fees Payable	96,322	63,386	39,741	31,981	31,499	24,559
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	94,788,103	19,817,957	1,340,404	782,511	1,023,177	2,183,317
Commitments and Contingencies (See Note 2)
Net Assets	$5,813,461,415	$1,295,859,426	$221,659,622	$80,542,160	$510,209,965	$1,069,945,557

NET ASSETS CONSIST OF:
Paid-in Capital	$5,625,045,721	$1,323,938,753	$223,298,372	$81,476,204	$506,578,583	$1,066,818,179
Undistributed (Accumulated) Net Investment Income (Loss)	1,359,979	459,809	(97,392)	13,292	1,015,270	(2,602,872)
Accumulated Net Realized Gain (Loss) on Investments	(20,142,272)	(13,177,824)	(716,503)	(2,094,148)	(24,434)	(223,979)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(21,219,321)	(15,693,089)	(824,855)	929,913	—	6,321,064
Investments in Affiliated Securities	49,999	331,777	—	—	—	—
Short Term Investments	124,161	—	—	5,990	155,956	—
Foreign Currency	—	—	—	—	—	(249,874)
Forwards	—	—	—	—	—	—
Futures	—	—	—	210,909	—	—
Swaps	228,243,148	—	—	—	2,484,590	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(116,961)
Total Distributable Earnings (See Note 6)	188,415,694	(28,079,327)	(1,638,750)	(934,044)	3,631,382	3,127,378
Net Assets	$5,813,461,415	$1,295,859,426	$221,659,622	$80,542,160	$510,209,965	$1,069,945,557

*Identified Cost:
Investments in Unaffiliated Securities	$4,790,515,480	$1,147,337,345	$208,314,249	$73,605,949	$—	$1,027,905,828
Investments in Affiliated Securities	199,900,100	84,418,043	—	—	—	—
Short Term Investments	648,708,658	81,927,392	11,886,271	6,058,835	507,954,079	17,181,455
Foreign Currency	—	—	—	—	—	12,622,401

Class I (unlimited shares authorized):
Net Assets	$4,577,386,363	$1,088,367,962	$197,585,080	$66,225,598	$444,918,458	$1,053,217,584
Shares Outstanding	309,066,583	112,786,012	20,158,171	6,700,114	45,751,123	102,470,741
Net Asset Value, Offering and Redemption Price per Share	$14.81	$9.65	$9.80	$9.88	$9.72	$10.28

Class N (unlimited shares authorized):
Net Assets	$1,236,075,052	$207,491,464	$24,074,542	$14,316,562	$65,291,507	$16,727,973
Shares Outstanding	83,540,844	21,518,004	2,452,928	1,449,502	6,763,774	1,630,109
Net Asset Value, Offering and Redemption Price per Share	$14.80	$9.64	$9.81	$9.88	$9.65	$10.26

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$503,918,280	$109,542,373	$53,047,951	$86,704,344
Investments in Affiliated Securities, at Value *	—	—	5,908,672	9,516,745
Short Term Investments *	33,088,191	128,004,972	1,752,948	20,347,745
Foreign Currency, at Value *	—	—	—	—
Interest and Dividends Receivable	2,980,637	518,193	345,556	422,217
Receivable for Fund Shares Sold	163,068	25,000	76,162	181,395
Prepaid Expenses and Other Assets	19,359	15,142	23,543	1,005
Receivable for Investments Sold	—	—	100,464	170,789
Cash	3,471	—	—	—
Net Unrealized Appreciation on Swaps	—	—	3,216,080	11,280,579
Deposit at Broker for Futures	—	—	—	—
Variation Margin Receivable	—	—	—	—
Due from Advisor (See Note 3)	—	—	—	7,870
Total Assets	540,173,006	238,105,680	64,471,376	128,632,689

LIABILITIES
Payable for Investments Purchased	—	—	109,897	2,665,330
Payable for Fund Shares Redeemed	60,364	2,042	79,348	543
Distribution Payable	1,489,885	432,069	55,600	219,342
Investment Advisory Fees Payable	226,654	30,285	14,459	—
Transfer Agent Expenses Payable	27,138	7,233	21,606	4,448
Distribution Fees Payable	607	906	5,643	751
Administration, Fund Accounting and Custodian Fees Payable	28,670	6,721	40,166	8,163
Accrued Expenses	6,806	1,179	9,625	65,724
Trustees Fees Payable	5,825	2,796	1,021	1,980
Professional Fees Payable	33,937	27,945	80,559	117,999
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	1,479,786	—
Total Liabilities	1,879,886	511,176	1,897,710	3,084,280
Commitments and Contingencies (See Note 2)
Net Assets	$538,293,120	$237,594,504	$62,573,666	$125,548,409

NET ASSETS CONSIST OF:
Paid-in Capital	$537,597,644	$237,589,600	$73,921,337	$112,956,491
Undistributed (Accumulated) Net Investment Income (Loss)	(70)	49,949	10,360	117,400
Accumulated Net Realized Gain (Loss) on Investments	(2,182,224)	6,240	(12,975,920)	542,951
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	2,877,770	(33,444)	9,555	625,700
Investments in Affiliated Securities	—	—	(153,075)	16,745
Short Term Investments	—	(17,841)	—	8,543
Foreign Currency	—	—	—	—
Forwards	—	—	(1,479,786)	—
Futures	—	—	—	—
Swaps	—	—	3,216,080	11,280,579
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	25,115	—
Total Distributable Earnings (See Note 6)	695,476	4,904	(11,347,671)	12,591,918
Net Assets	$538,293,120	$237,594,504	$62,573,666	$125,548,409

*Identified Cost:
Investments in Unaffiliated Securities	$501,040,510	$109,575,817	$53,038,396	$86,078,644
Investments in Affiliated Securities	—	—	6,061,747	9,500,000
Short Term Investments	33,088,191	128,022,813	1,752,948	20,339,202
Foreign Currency	—	—	—	—

Class I (unlimited shares authorized):
Net Assets	$535,620,629	$235,077,528	$42,620,933	$121,179,802
Shares Outstanding	52,967,426	23,435,031	4,189,545	10,724,019
Net Asset Value, Offering and Redemption Price per Share	$10.11	$10.03	$10.17	$11.30

Class N (unlimited shares authorized):
Net Assets	$2,672,491	$2,516,976	$19,952,733	$4,368,607
Shares Outstanding	264,213	250,649	1,961,361	386,796
Net Asset Value, Offering and Redemption Price per Share	$10.11	$10.04	$10.17	$11.29

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—
Shares Outstanding	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	129

Statements of Operations	For the Year Ended March 31, 2019

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$1,898,625,721	$385,264,173	$49,294,954	$2,749,147	$212,969,806	$35,016,396
Dividends from Affiliated Securities	—	23,673,339	—	2,354,377	1,464,701	—
Dividends from Unaffiliated Securities	—	27,879	46,948	2,902,989	18,354	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	1,898,625,721	408,965,391	49,341,902	8,006,513	214,452,861	35,016,396

Expenses:
Investment Advisory Fees	196,085,400	42,668,606	7,610,767	2,128,176	21,399,998	3,109,445
Transfer Agent Expenses	30,340,714	4,585,475	834,946	57,109	2,280,375	252,157
Distribution Fees - Class N	17,891,780	2,301,728	391,254	—	3,612,065	369,654
Distribution Fees - Class A	—	—	—	412,143	—	—
Administration, Fund Accounting and Custodian Fees	6,534,786	1,778,015	188,381	73,682	1,019,713	276,601
Shareholder Reporting Expenses	1,785,373	384,816	122,605	22,575	186,214	23,408
Professional Fees	1,043,732	314,948	114,537	133,724	231,379	92,671
Trustees Fees	571,465	105,896	14,221	3,404	67,891	7,765
Insurance Expenses	512,621	109,678	13,758	3,755	62,102	8,199
Registration Fees	484,658	157,770	66,242	52,641	158,513	63,790
Miscellaneous Expenses	340,142	98,842	49,474	23,274	58,807	117,319
Total Expenses	255,590,671	52,505,774	9,406,185	2,910,483	29,077,057	4,321,009
Less: Investment Advisory Fees (Waived)	—	(5,603,520)	—	(269,367)	(241,144)	—
Less: Other Fees (Reimbursed)/Recouped	—	—	—	77,673	—	—
Net Expenses	255,590,671	46,902,254	9,406,185	2,718,789	28,835,913	4,321,009

Net Investment Income (Loss)	1,643,035,050	362,063,137	39,935,717	5,287,724	185,616,948	30,695,387

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(151,551,012)	(89,381,187)	(15,160,359)	(3,229,480)	(18,193,231)	(9,870,401)

Investments in Affiliated Securities	—	72,623	—	—	35,450	—

Foreign Currency	—	(49)	(152)	(6,626)	(32)	—

Forwards	—	—	—	(623,816)	—	—

Futures	—	—	—	(4,330,013)	—	—

Swaps	—	—	—	4,226,522	—	—

In-Kind Transactions	—	—	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	531,200,783	139,280,375	8,514,791	(1,672,362)	26,416,523	(9,467,309)

Investments in Affiliated Securities	—	(15,754,149)	—	20,923	500,000	—

Short Term Investments	828,313	213,350	—	2,111	79,969	—

Foreign Currency	—	—	—	(18,465)	—	—

Forwards	—	—	—	(803,859)	—	—

Futures	—	—	—	1,997,624	—	—

Swaps	—	—	—	(400,797)	—	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	380,478,084	34,430,963	(6,645,720)	(4,838,238)	8,838,679	(19,337,710)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,023,513,134	$396,494,100	$33,289,997	$449,486	$194,455,627	$11,357,677

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

For the Year Ended March 31, 2019

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$187,130,301	$62,346,324	$6,668,007	$950,958	$11,107,643	$14,748,668
Dividends from Affiliated Securities	5,291,267	740,813	—	—	—	—
Dividends from Unaffiliated Securities	1,950	1,144	4,366	—	—	—
Non-Cash Interest	—	—	—	1,779,810	—	—
Total Investment Income	192,423,518	63,088,281	6,672,373	2,730,768	11,107,643	14,748,668

Expenses:
Investment Advisory Fees	24,472,832	7,861,503	935,460	359,643	4,467,146	4,173,231
Transfer Agent Expenses	3,862,361	681,494	36,885	4,659	346,718	87,212
Distribution Fees - Class N	2,792,321	513,674	80,583	30,963	185,474	60,127
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	992,441	460,812	59,940	20,031	66,602	205,181
Shareholder Reporting Expenses	339,088	81,567	26,202	8,563	25,439	19,296
Professional Fees	245,657	125,563	60,213	63,983	58,033	51,726
Trustees Fees	64,308	19,786	2,256	697	4,592	7,926
Insurance Expenses	60,153	16,079	4,166	1,632	4,426	10,278
Registration Fees	178,292	112,037	75,035	31,709	72,610	26,581
Miscellaneous Expenses	67,736	23,429	19,535	11,925	3,640	11,542
Total Expenses	33,075,189	9,895,944	1,300,275	533,805	5,234,680	4,653,100
Less: Investment Advisory Fees (Waived)	(346,543)	(313,867)	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(119,396)	(36,189)	410,695	—
Net Expenses	32,728,646	9,582,077	1,180,879	497,616	5,645,375	4,653,100

Net Investment Income (Loss)	159,694,872	53,506,204	5,491,494	2,233,152	5,462,268	10,095,568

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(15,952,360)	(6,022,631)	(636,790)	124,960	(47,141)	142,427

Investments in Affiliated Securities	(89,928)	(331,957)	—	—	—	—

Foreign Currency	(3)	(2)	(6)	—	—	(818,716)

Forwards	—	—	—	—	—	1,668,850

Futures	—	—	—	(795,063)	—	—

Swaps	299,727,974	—	—	—	(30,999,795)	—

In-Kind Transactions	—	—	(1,095,930)	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	7,016,189	(9,553,127)	4,442,364	1,981,317	(111,239)	(28,828,582)

Investments in Affiliated Securities	(1)	(1,743,472)	—	—	—	—

Short Term Investments	149,802	—	—	5,990	194,506	—

Foreign Currency	—	—	—	—	—	(367,255)

Forwards	—	—	—	—	—	(659,220)

Futures	—	—	—	148,684	—	—

Swaps	88,856,911	—	—	—	2,416,726	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(200,472)
Net Realized and Unrealized Gain (Loss) on Investments	379,708,584	(17,651,189)	2,709,638	1,465,888	(28,546,943)	(29,062,968)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$539,403,456	$35,855,015	$8,201,132	$3,699,040	$(23,084,675)	$(18,967,400)

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	131

Statements of Operations (Cont.)	For the Year or Period Ended March 31, 2019

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund[1]

INVESTMENT INCOME
Income:
Interest	$20,951,873	$6,478,164	$2,617,115	$685,694
Dividends from Affiliated Securities	—	—	375,931	148,784
Dividends from Unaffiliated Securities	—	—	—	—
Non-Cash Interest	—	—	—	—
Total Investment Income	20,951,873	6,478,164	2,993,046	834,478

Expenses:
Investment Advisory Fees	2,703,294	389,101	387,684	104,355
Transfer Agent Expenses	103,978	17,254	73,174	5,026
Distribution Fees - Class N	28,740	3,740	62,374	914
Distribution Fees - Class A	—	—	—	—
Administration, Fund Accounting and Custodian Fees	132,968	52,190	90,661	11,829
Shareholder Reporting Expenses	17,739	1,654	17,106	35,000
Professional Fees	83,814	52,361	111,165	118,000
Trustees Fees	9,050	4,056	2,093	2,012
Insurance Expenses	9,121	3,481	2,793	—
Registration Fees	46,988	35,683	41,078	57,120
Miscellaneous Expenses	11,748	7,219	14,459	4,278
Total Expenses	3,147,440	566,739	802,587	338,534
Less: Investment Advisory Fees (Waived)	—	—	(38,490)	(10,086)
Less: Other Fees (Reimbursed)/Recouped	—	—	(236,220)	(186,881)
Net Expenses	3,147,440	566,739	527,877	141,567

Net Investment Income (Loss)	17,804,433	5,911,425	2,465,169	692,911

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(1,975,791)	110,903	(933,710)	72,487

Investments in Affiliated Securities	—	—	(35,437)	—

Foreign Currency	—	—	(4,757,152)	—

Forwards	—	—	(5,206,669)	—

Futures	—	—	—	—

Swaps	—	—	2,037,921	470,862

In-Kind Transactions	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	7,430,751	(71,750)	664,349	625,700

Investments in Affiliated Securities	—	—	(171,512)	16,745

Short Term Investments	—	47,973	9	8,543

Foreign Currency	—	—	—	—

Forwards	—	—	(5,394,755)	—

Futures	—	—	—	—

Swaps	—	—	8,634,480	11,280,579

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	733,992	—
Net Realized and Unrealized Gain (Loss) on Investments	5,454,960	87,126	(4,428,484)	12,474,916

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,259,393	$5,998,551	$(1,963,315)	$13,167,827

[1]	Commencement of operations on December 17, 2018.

132	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	March 31, 2019

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$1,643,035,050	$1,601,879,473	$362,063,137	$267,262,886
Net Realized Gain (Loss) on Investments	(151,551,012)	(79,667,201)	(89,308,613)	5,657,761
Net Change in Unrealized Appreciation (Depreciation) on Investments	532,029,096	(384,117,490)	123,739,576	(67,837,802)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,023,513,134	1,138,094,782	396,494,100	205,082,845

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(1,568,571,397)	(1,587,278,268)	(338,848,915)	(248,741,913)
Class N	(246,861,429)	(298,205,292)	(29,195,691)	(29,189,489)

Total Distributions to Shareholders	(1,815,432,826)	(1,885,483,560)[1]	(368,044,606)	(277,931,402)[2]

NET SHARE TRANSACTIONS
Class I	500,888,099	(760,988,821)	1,260,677,792	2,415,105,289
Class N	(1,614,987,568)	(1,425,651,870)	(182,676,499)	(44,949,834)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,114,099,469)	(2,186,640,691)	1,078,001,293	2,370,155,455

Total Increase (Decrease) in Net Assets	$(906,019,161)	$(2,934,029,469)	$1,106,450,787	$2,297,306,898

NET ASSETS
Beginning of Period	$51,419,964,595	$54,353,994,064	$10,406,826,124	$8,109,519,226
End of Period	$50,513,945,434	$51,419,964,595 [3]	$11,513,276,911	$10,406,826,124 [3]

[1]	Includes net investment income distributions of $1,587,278,268 and $298,205,292 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $248,741,913 and $29,189,489 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $(7,258,988) and $(357,650), respectively.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	133

Statements of Changes in Net Assets (Cont.)	March 31, 2019

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$39,935,717	$34,975,586	$5,287,724	$4,311,289
Net Realized Gain (Loss) on Investments	(15,160,511)	24,199,913	(3,963,413)	13,659,331
Net Change in Unrealized Appreciation (Depreciation) on Investments	8,514,791	(25,901,517)	(874,825)	(6,191,026)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,289,997	33,273,982	449,486	11,779,594

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(36,181,890)	(36,888,501)	(1,877,578)	(6,659,140)
Class N	(6,006,531)	(8,163,985)	—	—
Class A	—	—	(4,858,535)	(15,308,297)

Total Distributions to Shareholders	(42,188,421)	(45,052,486)[1]	(6,736,113)	(21,967,437)[2]

NET SHARE TRANSACTIONS
Class I	12,352,203	172,821,116	(17,113,193)	17,200,778
Class N	(31,526,623)	(32,549,587)	—	—
Class A	—	—	27,857,318	41,809,017
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(19,174,420)	140,271,529	10,744,125	59,009,795

Total Increase (Decrease) in Net Assets	$(28,072,844)	$128,493,025	$4,457,498	$48,821,952

NET ASSETS
Beginning of Period	$1,135,541,454	$1,007,048,429	$217,636,903	$168,814,951
End of Period	$1,107,468,610	$1,135,541,454 [3]	$222,094,401	$217,636,903 [3]

[1]	Includes net investment income distributions of $28,862,910 and $6,320,084, and net realized gain distributions of $8,025,591 and $1,843,901 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $1,695,424 and $3,639,520, and net realized gain distributions of $4,963,716 and $11,668,777 for Class I and Class A, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $65,930 and $824,634, respectively.

134	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$185,616,948	$112,534,730	$30,695,387	$18,803,752
Net Realized Gain (Loss) on Investments	(18,157,813)	1,819,381	(9,870,401)	473,607
Net Change in Unrealized Appreciation (Depreciation) on Investments	26,996,492	(30,978,747)	(9,467,309)	538,365
Net Increase (Decrease) in Net Assets Resulting from Operations	194,455,627	83,375,364	11,357,677	19,815,724

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(146,238,970)	(93,171,195)	(23,730,667)	(13,777,809)
Class N	(41,061,794)	(33,405,488)	(6,968,852)	(4,927,977)

Total Distributions to Shareholders	(187,300,764)	(126,576,683)[1]	(30,699,519)	(18,705,786)[2]

NET SHARE TRANSACTIONS
Class I	1,379,133,038	1,346,007,730	(55,512,629)	130,570,439
Class N	41,194,669	(90,906,784)	(24,377,357)	13,983,910
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,420,327,707	1,255,100,946	(79,889,986)	144,554,349

Total Increase (Decrease) in Net Assets	$1,427,482,570	$1,211,899,627	$(99,231,828)	$145,664,287

NET ASSETS
Beginning of Period	$5,508,845,891	$4,296,946,264	$573,668,154	$428,003,867
End of Period	$6,936,328,461	$5,508,845,891 [3]	$474,436,326	$573,668,154 [3]

[1]	Includes net investment income distributions of $93,171,195 and $33,405,488 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $13,777,809 and $4,927,977 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $785,074 and $211,111, respectively.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	135

Statements of Changes in Net Assets (Cont.)	March 31, 2019

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$159,694,872	$93,389,952	$53,506,204	$33,717,021
Net Realized Gain (Loss) on Investments	283,685,683	474,295,530	(6,354,590)	3,850,423
Net Change in Unrealized Appreciation (Depreciation) on Investments	96,022,901	(94,803,215)	(11,296,599)	(4,394,781)
Net Increase (Decrease) in Net Assets Resulting from Operations	539,403,456	472,882,267	35,855,015	33,172,663

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(548,723,592)	(320,525,905)	(48,388,448)	(31,106,931)
Class N	(143,615,446)	(86,170,174)	(8,833,685)	(6,652,922)

Total Distributions to Shareholders	(692,339,038)	(406,696,079)[1]	(57,222,133)	(37,759,853)[2]

NET SHARE TRANSACTIONS
Class I	689,123,688	1,535,049,774	98,867,605	418,381,598
Class N	221,010,054	263,902,803	15,774,561	48,541,725
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	910,133,742	1,798,952,577	114,642,166	466,923,323

Total Increase (Decrease) in Net Assets	$757,198,160	$1,865,138,765	$93,275,048	$462,336,133

NET ASSETS
Beginning of Period	$5,056,263,255	$3,191,124,490	$1,202,584,378	$740,248,245
End of Period	$5,813,461,415	$5,056,263,255 [3]	$1,295,859,426	$1,202,584,378 [3]

[1]	Includes net investment income distributions of $78,619,862 and $19,603,610, and net realized gain distributions of $241,906,043 and $66,566,564 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $31,106,931 and $6,652,922 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $952,972 and $302,963, respectively.

136	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$5,491,494	$4,955,744	$2,233,152	$2,140,925
Net Realized Gain (Loss) on Investments	(1,732,726)	(921,890)	(670,103)	(78,595)
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,442,364	(1,394,856)	2,135,991	(277,913)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,201,132	2,638,998	3,699,040	1,784,417

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(4,939,700)	(4,079,315)	(1,879,825)	(1,760,556)
Class N	(864,730)	(1,787,588)	(352,050)	(378,109)

Total Distributions to Shareholders	(5,804,430)	(5,866,903)[1]	(2,231,875)	(2,138,665)[2]

NET SHARE TRANSACTIONS
Class I	53,033,957	11,528,754	9,528,057	5,169,028
Class N	(33,801,178)	(158,035,173)	3,174,269	(183,291)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	19,232,779	(146,506,419)	12,702,326	4,985,737

Total Increase (Decrease) in Net Assets	$21,629,481	$(149,734,324)	$14,169,491	$4,631,489

NET ASSETS
Beginning of Period	$200,030,141	$349,764,465	$66,372,669	$61,741,180
End of Period	$221,659,622	$200,030,141 [3]	$80,542,160	$66,372,669 [3]

[1]	Includes net investment income distributions of $3,775,543 and $1,453,338, and net realized gain distributions of $303,772 and $334,250 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $1,760,556 and $378,109 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $(117,171) and $12,015, respectively.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	137

Statements of Changes in Net Assets (Cont.)	March 31, 2019

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$5,462,268	$195,118	$10,095,568	$4,918,555
Net Realized Gain (Loss) on Investments	(31,046,936)	2,411,069	992,561	2,077,114
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,499,993	1,892,797	(30,055,529)	37,437,103
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,084,675)	4,498,984	(18,967,400)	44,432,772

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(4,969,784)	(2,844,281)	(9,558,847)	(7,054,278)
Class N	(611,399)	(831,669)	(267,873)	(244,997)

Total Distributions to Shareholders	(5,581,183)	(3,675,950)[1]	(9,826,720)	(7,299,275)[2]

NET SHARE TRANSACTIONS
Class I	255,573,863	190,837,288	417,362,128	152,313,116
Class N	1,711,831	61,146,520	(11,374,663)	3,919,226
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	257,285,694	251,983,808	405,987,465	156,232,342

Total Increase (Decrease) in Net Assets	$228,619,836	$252,806,842	$377,193,345	$193,365,839

NET ASSETS
Beginning of Period	$281,590,129	$28,783,287	$692,752,212	$499,386,373
End of Period	$510,209,965	$281,590,129 [3]	$1,069,945,557	$692,752,212 [3]

[1]	Includes net investment income distributions of $2,843,569 and $831,407, and net realized gain distributions of $712 and $262 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $7,054,278 and $244,997 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $2,535,455 and $(4,042,102), respectively.

138	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2019

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$17,804,433	$16,046,314	$5,911,425	$1,369,206
Net Realized Gain (Loss) on Investments	(1,975,791)	566,203	110,903	(2,548)
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,430,751	(4,998,882)	(23,777)	(34,477)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,259,393	11,613,635	5,998,551	1,332,181

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(17,370,012)	(16,529,883)	(5,942,421)	(1,356,056)
Class N	(319,001)	(502,910)	(34,746)	(1,736)

Total Distributions to Shareholders	(17,689,013)	(17,032,793)[1]	(5,977,167)	(1,357,792)[2]

NET SHARE TRANSACTIONS
Class I	(2,516,052)	145,347,246	68,801,863	157,986,489
Class N	(16,544,178)	19,171,708	2,239,031	153,060
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(19,060,230)	164,518,954	71,040,894	158,139,549

Total Increase (Decrease) in Net Assets	$(13,489,850)	$159,099,796	$71,062,278	$158,113,938

NET ASSETS
Beginning of Period	$551,782,970	$392,683,174	$166,532,226	$8,418,288
End of Period	$538,293,120	$551,782,970 [3]	$237,594,504	$166,532,226 [3]

[1]	Includes net investment income distributions of $16,144,693 and $489,074, and net realized gain distributions of $385,190 and $13,836 for Class I and Class N, respectively.
[2]	Includes net investment income distributions of $1,351,595 and $1,731, and net realized gain distributions of $4,461 and $5 for Class I and Class N, respectively.
[3]	Includes undistributed (accumulated) net investment income (loss) of $(409,161) and $13,576, respectively.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	139

Statements of Changes in Net Assets (Cont.)	March 31, 2019

	DoubleLine Shiller Enhanced International CAPE®		DoubleLine Colony Real Estate and Income Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2019[3]

OPERATIONS
Net Investment Income (Loss)	$2,465,169	$1,692,517	$692,911
Net Realized Gain (Loss) on Investments	(8,895,047)	5,449,938	543,349
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,466,563	(3,023,531)	11,931,567
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,963,315)	4,118,924	13,167,827

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(4,143,799)	(4,600,033)	(565,396)
Class N	(1,977,256)	(2,157,322)	(10,513)

Total Distributions to Shareholders	(6,121,055)	(6,757,355)[1]	(575,909)

NET SHARE TRANSACTIONS
Class I	(30,024,572)	60,515,779	108,790,913
Class N	(6,638,864)	18,561,118	4,165,578
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(36,663,436)	79,076,897	112,956,491

Total Increase (Decrease) in Net Assets	$(44,747,806)	$76,438,466	$125,548,409

NET ASSETS
Beginning of Period	$107,321,472	$30,883,006	$—
End of Period	$62,573,666	$107,321,472 [2]	$125,548,409

[1]	Includes net investment income distributions of $2,106,115 and $929,707, and net realized gain distributions of $2,493,918 and $1,227,615 for Class I and Class N, respectively.
[2]	Includes undistributed (accumulated) net investment income (loss) of $420,956.
[3]	Commencement of operations on December 17, 2018.

140	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	DoubleLine Total Return Bond Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.48	$10.63	$10.87	$11.04	$10.90	$10.48	$10.63	$10.87	$11.04	$10.89

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	0.36	0.32	0.27	0.35	0.41	0.33	0.30	0.24	0.33	0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	0.08	(0.09)	(0.11)	(0.09)	0.22	0.08	(0.09)	(0.11)	(0.09)	0.22
Total from Investment Operations	0.44	0.23	0.16	0.26	0.63	0.41	0.21	0.13	0.24	0.62

Less Distributions:

Distributions from Net Investment Income	(0.39)	(0.38)	(0.40)	(0.43)	(0.49)	(0.36)	(0.36)	(0.37)	(0.41)	(0.47)

Total Distributions	(0.39)	(0.38)	(0.40)	(0.43)	(0.49)	(0.36)	(0.36)	(0.37)	(0.41)	(0.47)
Net Asset Value, End of Period	$10.53	$10.48	$10.63	$10.87	$11.04	$10.53	$10.48	$10.63	$10.87	$11.04
Total Return	4.31%	2.19%	1.46%	2.45%	5.93%	4.05%	1.93%	1.21%	2.20%	5.76%

Supplemental Data:

Net Assets, End of Period (000’s)	$43,682,910	$42,992,354	$44,379,730	$46,082,294	$36,286,609	$6,831,035	$8,427,611	$9,974,264	$11,750,754	$9,439,999
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.48%	0.47%	0.47%	0.47%	0.47%	0.73%	0.72%	0.72%	0.72%	0.72%
Expenses After Investment Advisory Fees (Waived)	0.48%	0.47%	0.47%	0.47%	0.47%	0.73%	0.72%	0.72%	0.72%	0.72%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.48%	0.47%	0.47%	0.47%	0.47%	0.73%	0.72%	0.72%	0.72%	0.72%
Net Investment Income (Loss)	3.39%	3.04%	2.45%	3.29%	3.74%	3.14%	2.79%	2.20%	3.04%	3.50%
Portfolio Turnover Rate	28%	22%	22%	15%	13%	28%	22%	22%	15%	13%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	141

Financial Highlights (Cont.)

	DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.81	$10.86	$10.87	$11.10	$10.88	$10.80	$10.85	$10.86	$11.10	$10.87

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	0.37	0.31	0.29	0.36	0.39	0.34	0.29	0.27	0.32	0.37
Net Gain (Loss) on Investments (Realized and Unrealized)	0.02	(0.04)	0.01	(0.22)	0.26	0.02	(0.04)	0.01	(0.22)	0.26
Total from Investment Operations	0.39	0.27	0.30	0.14	0.65	0.36	0.25	0.28	0.10	0.63

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.32)	(0.31)	(0.37)	(0.43)	(0.34)	(0.30)	(0.29)	(0.34)	(0.40)

Total Distributions	(0.37)	(0.32)	(0.31)	(0.37)	(0.43)	(0.34)	(0.30)	(0.29)	(0.34)	(0.40)
Net Asset Value, End of Period	$10.83	$10.81	$10.86	$10.87	$11.10	$10.82	$10.80	$10.85	$10.86	$11.10
Total Return	3.71%	2.51%	2.80%	1.31%	6.07%	3.45%	2.26%	2.54%	0.97%	5.91%

Supplemental Data:

Net Assets, End of Period (000’s)	$10,672,087	$9,381,508	$7,034,665	$5,114,336	$3,406,628	$841,190	$1,025,318	$1,074,854	$952,919	$612,066
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	0.47%	0.47%	0.47%	0.48%	0.72%	0.72%	0.72%	0.72%	0.73%
Expenses After Investment Advisory Fees (Waived)	0.42%	0.42%	0.44%	0.46%	0.46%	0.67%	0.67%	0.69%	0.71%	0.71%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.42%	0.42%	0.44%	0.46%	0.47%	0.67%	0.67%	0.69%	0.71%	0.72%
Net Investment Income (Loss)	3.42%	2.86%	2.72%	3.17%	3.60%	3.15%	2.61%	2.47%	2.92%	3.39%
Portfolio Turnover Rate	66%	77%	81%	70%	65%	66%	77%	81%	70%	65%

[1]	Calculated based on average shares outstanding during the period.

142	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Emerging Markets Fixed Income Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.42	$10.50	$9.68	$10.23	$10.48	$10.43	$10.50	$9.68	$10.23	$10.48

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	0.41	0.33	0.45	0.49	0.55	0.37	0.31	0.42	0.46	0.52
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.06)	0.02	0.81	(0.54)	(0.24)	(0.06)	0.02	0.81	(0.54)	(0.24)
Total from Investment Operations	0.35	0.35	1.26	(0.05)	0.31	0.31	0.33	1.23	(0.08)	0.28

Less Distributions:

Distributions from Net Investment Income	(0.41)	(0.34)	(0.44)	(0.50)	(0.56)	(0.38)	(0.31)	(0.41)	(0.47)	(0.53)

Distributions from Net Realized Gain	(0.02)	(0.09)	—	—	—	(0.02)	(0.09)	—	—	—

Total Distributions	(0.43)	(0.43)	(0.44)	(0.50)	(0.56)	(0.40)	(0.40)	(0.41)	(0.47)	(0.53)
Net Asset Value, End of Period	$10.34	$10.42	$10.50	$9.68	$10.23	$10.34	$10.43	$10.50	$9.68	$10.23
Total Return	3.52%	3.30%	13.19%	(0.48)%	2.90%	3.16%	3.14%	12.91%	(0.73)%	2.64%

Supplemental Data:

Net Assets, End of Period (000’s)	$943,368	$937,978	$775,961	$548,221	$539,542	$164,101	$197,564	$231,087	$201,290	$233,347
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.89%	0.88%	0.92%	0.90%	0.90%	1.14%	1.13%	1.17%	1.15%	1.15%
Expenses After Investment Advisory Fees (Waived)	0.89%	0.88%	0.92%	0.90%	0.90%	1.14%	1.13%	1.17%	1.15%	1.15%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.89%	0.88%	0.92%	0.90%	0.90%	1.14%	1.13%	1.17%	1.15%	1.15%
Net Investment Income (Loss)	3.99%	3.12%	4.28%	4.92%	5.20%	3.66%	2.93%	4.03%	4.67%	4.95%
Portfolio Turnover Rate	66%	78%	108%	75%	67%	66%	78%	108%	75%	67%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	143

Financial Highlights (Cont.)

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
	Class I	Class I	Class I	Class I	Class I	Class A	Class A	Class A	Class A	Class A

Net Asset Value, Beginning of Period	$9.43	$9.84	$8.85	$9.81	$10.10	$9.40	$9.81	$8.83	$9.78	$10.07

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	0.24	0.23	0.18	0.24	0.28	0.21	0.21	0.15	0.22	0.26
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.21)	0.43	1.09	(0.65)	0.32	(0.21)	0.43	1.09	(0.65)	0.32
Total from Investment Operations	0.03	0.66	1.27	(0.41)	0.60	—	0.64	1.24	(0.43)	0.58

Less Distributions:

Distributions from Net Investment Income	(0.29)	(0.27)	(0.28)	(0.44)	(0.40)	(0.27)	(0.25)	(0.26)	(0.41)	(0.38)

Distributions from Net Realized Gain	—	(0.80)	—	(0.11)	(0.49)	—	(0.80)	—	(0.11)	(0.49)

Total Distributions	(0.29)	(1.07)	(0.28)	(0.55)	(0.89)	(0.27)	(1.05)	(0.26)	(0.52)	(0.87)
Net Asset Value, End of Period	$9.17	$9.43	$9.84	$8.85	$9.81	$9.13	$9.40	$9.81	$8.83	$9.78
Total Return[2]	0.42%	6.80%	14.63%	(4.29)%	6.22%	0.07%	6.57%	14.27%	(4.42)%	5.96%

Supplemental Data:

Net Assets, End of Period (000’s)	$44,493	$63,651	$49,380	$42,075	$42,796	$177,602	$153,986	$119,435	$113,806	$84,307
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.12%	1.12%	1.21%	1.25%	1.30%	1.37%	1.37%	1.46%	1.50%	1.55%
Expenses After Investment Advisory Fees (Waived)	1.00%	1.01%	1.10%	1.12%	1.09%	1.24%	1.26%	1.35%	1.37%	1.34%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.03%	1.02%	1.09%	1.07%	0.99%	1.28%	1.27%	1.34%	1.32%	1.24%
Net Investment Income (Loss)	2.58%	2.31%	1.87%	2.72%	2.87%	2.28%	2.08%	1.62%	2.47%	2.66%
Portfolio Turnover Rate	45%	83%	59%	56%	86%	45%	83%	59%	56%	86%

[1]	Calculated based on average shares outstanding during the period.
[2]	Total return does not include the effects of sales charges for Class A.

144	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Bond Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.97	$10.04	$9.99	$10.14	$10.19	$9.96	$10.03	$9.99	$10.13	$10.18

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	0.31	0.22	0.24	0.22	0.22	0.28	0.20	0.20	0.21	0.19
Net Gain (Loss) on Investments (Realized and Unrealized)	—	(0.04)	0.06	(0.12)	(0.04)	—	(0.04)	0.06	(0.12)	(0.04)
Total from Investment Operations	0.31	0.18	0.30	0.10	0.18	0.28	0.16	0.26	0.09	0.15

Less Distributions:

Distributions from Net Investment Income	(0.31)	(0.25)	(0.25)	(0.25)	(0.23)	(0.28)	(0.23)	(0.22)	(0.23)	(0.20)

Total Distributions	(0.31)	(0.25)	(0.25)	(0.25)	(0.23)	(0.28)	(0.23)	(0.22)	(0.23)	(0.20)
Net Asset Value, End of Period	$9.97	$9.97	$10.04	$9.99	$10.14	$9.96	$9.96	$10.03	$9.99	$10.13
Total Return	3.13%	1.82%	2.99%	1.00%	1.76%	2.87%	1.57%	2.64%	0.85%	1.51%

Supplemental Data:

Net Assets, End of Period (000’s)	$5,455,532	$4,069,943	$2,756,498	$1,722,942	$1,166,438	$1,480,796	$1,438,903	$1,540,448	$1,162,303	$1,148,730
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.42%	0.42%	0.43%	0.43%	0.45%	0.67%	0.67%	0.68%	0.68%	0.70%
Expenses After Investment Advisory Fees (Waived)	0.41%	0.41%	0.42%	0.42%	0.44%	0.66%	0.66%	0.67%	0.67%	0.69%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.41%	0.41%	0.42%	0.43%	0.46%	0.66%	0.66%	0.67%	0.68%	0.71%
Net Investment Income (Loss)	3.10%	2.26%	2.25%	2.30%	2.16%	2.83%	1.99%	2.00%	2.05%	1.90%
Portfolio Turnover Rate	54%	62%	69%	66%	61%	54%	62%	69%	66%	61%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	145

Financial Highlights (Cont.)

	DoubleLine Floating Rate Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.94	$9.90	$9.77	$10.14	$10.15	$9.95	$9.92	$9.79	$10.16	$10.16

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	0.49	0.41	0.35	0.36	0.34	0.47	0.37	0.33	0.34	0.32
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.28)	0.02	0.13	(0.36)	—	(0.28)	0.02	0.13	(0.36)	—
Total from Investment Operations	0.21	0.43	0.48	—	0.34	0.19	0.39	0.46	(0.02)	0.32

Less Distributions:

Distributions from Net Investment Income	(0.50)	(0.39)	(0.35)	(0.37)	(0.34)	(0.47)	(0.36)	(0.33)	(0.35)	(0.31)

Distributions from Net Realized Gain	—	—	—	—	(0.01)	—	—	—	—	(0.01)

Total Distributions	(0.50)	(0.39)	(0.35)	(0.37)	(0.35)	(0.47)	(0.36)	(0.33)	(0.35)	(0.32)
Net Asset Value, End of Period	$9.65	$9.94	$9.90	$9.77	$10.14	$9.67	$9.95	$9.92	$9.79	$10.16
Total Return	2.15%	4.39%	4.99%	0.02%	3.36%	1.99%	4.02%	4.73%	(0.23)%	3.19%

Supplemental Data:

Net Assets, End of Period (000’s)	$358,062	$428,379	$297,060	$229,612	$310,368	$116,374	$145,289	$130,944	$72,281	$51,103
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.64%	0.65%	0.68%	0.65%	0.67%	0.88%	0.90%	0.93%	0.90%	0.92%
Expenses After Investment Advisory Fees (Waived)	0.64%	0.65%	0.68%	0.65%	0.67%	0.88%	0.90%	0.93%	0.90%	0.92%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.64%	0.65%	0.68%	0.65%	0.70%	0.88%	0.90%	0.93%	0.90%	0.95%
Net Investment Income (Loss)	5.00%	3.98%	3.60%	3.70%	3.35%	4.74%	3.71%	3.35%	3.45%	3.06%
Portfolio Turnover Rate	88%	77%	106%	70%	84%	88%	77%	106%	70%	84%

[1]	Calculated based on average shares outstanding during the period.

146	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced CAPE®
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$15.16	$14.76	$12.32	$12.13	$10.68	$15.14	$14.75	$12.31	$12.12	$10.68

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[4]	0.45	0.35	0.27	0.32	0.34	0.42	0.30	0.24	0.29	0.30
Net Gain (Loss) on Investments (Realized and Unrealized)	1.19	1.46	2.72	0.40	1.45	1.19	1.46	2.72	0.40	1.45
Total from Investment Operations	1.64	1.81	2.99	0.72	1.79	1.61	1.76	2.96	0.69	1.75

Less Distributions:

Distributions from Net Investment Income	(0.46)	(0.35)	(0.28)	(0.34)	(0.34)	(0.42)	(0.31)	(0.25)	(0.31)	(0.31)

Distributions from Net Realized Gain	(1.53)	(1.06)	(0.27)	(0.19)	— [2]	(1.53)	(1.06)	(0.27)	(0.19)	— [2]

Total Distributions	(1.99)	(1.41)	(0.55)	(0.53)	(0.34)	(1.95)	(1.37)	(0.52)	(0.50)	(0.31)
Net Asset Value, End of Period	$14.81	$15.16	$14.76	$12.32	$12.13	$14.80	$15.14	$14.75	$12.31	$12.12
Total Return	11.78%	12.40%	24.75%	6.09%	16.96%	11.59%	12.06%	24.48%	5.84%	16.60%

Supplemental Data:

Net Assets, End of Period (000’s)	$4,577,386	$4,013,700	$2,432,725	$673,308	$301,580	$1,236,075	$1,042,563	$758,400	$186,985	$78,834
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.56%	0.55%	0.55%	0.63%	0.82%	0.81%	0.80%	0.80%	0.88%	1.07%
Expenses After Investment Advisory Fees (Waived)	0.55%	0.54%	0.55%	0.63%	0.79%	0.80%	0.79%	0.80%	0.88%	1.04%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.55%	0.54%	0.60%	0.63%	0.62%	0.80%	0.79%	0.85%	0.88%	0.87%
Net Investment Income (Loss)	2.99%	2.17%	2.01%	2.66%	2.89%	2.75%	1.91%	1.76%	2.41%	2.63%
Portfolio Turnover Rate	55%	60%	68%	67%	68%	55%	60%	68%	67%	68%

[1]	Calculated based on average shares outstanding during the period.
[2]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	147

Financial Highlights (Cont.)

	DoubleLine Flexible Income Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.81	$9.82	$9.55	$9.99	$10.00		$9.81	$9.82	$9.55	$9.99	$10.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[4]	0.42	0.35	0.32	0.36	0.42		0.39	0.33	0.30	0.34	0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.14)	0.03	0.29	(0.40)	(0.04)		(0.14)	0.03	0.29	(0.40)	(0.04)
Total from Investment Operations	0.28	0.38	0.61	(0.04)	0.38		0.25	0.36	0.59	(0.06)	0.36

Less Distributions:

Distributions from Net Investment Income	(0.44)	(0.39)	(0.34)	(0.40)	(0.39)		(0.42)	(0.37)	(0.32)	(0.38)	(0.37)

Total Distributions	(0.44)	(0.39)	(0.34)	(0.40)	(0.39)		(0.42)	(0.37)	(0.32)	(0.38)	(0.37)
Net Asset Value, End of Period	$9.65	$9.81	$9.82	$9.55	$9.99		$9.64	$9.81	$9.82	$9.55	$9.99
Total Return	2.95%	3.94%	6.48%	(0.43)%	3.85%	[2]	2.59%	3.69%	6.23%	(0.66)%	3.63%	[2]

Supplemental Data:

Net Assets, End of Period (000’s)	$1,088,368	$1,007,491	$593,153	$160,590	$57,511		$207,491	$195,093	$147,095	$62,880	$27,417
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.74%	0.76%	0.80%	0.87%	1.33%	[3]	0.99%	1.01%	1.05%	1.12%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.72%	0.74%	0.76%	0.82%	1.27%	[3]	0.97%	0.99%	1.01%	1.07%	1.52%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.72%	0.77%	0.76%	0.77%	0.76%	[3]	0.97%	1.02%	1.01%	1.02%	1.01%	[3]
Net Investment Income (Loss)	4.26%	3.61%	3.36%	3.75%	4.26%	[3]	4.01%	3.36%	3.11%	3.50%	4.08%	[3]
Portfolio Turnover Rate	44%	41%	58%	42%	55%	[2]	44%	41%	58%	42%	55%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

148	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.70	$9.85	$9.59	$9.83	$10.00		$9.71	$9.86	$9.60	$9.84	$10.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[4]	0.28	0.24	0.29	0.33	0.37		0.25	0.22	0.27	0.31	0.35
Net Gain (Loss) on Investments (Realized and Unrealized)	0.12	(0.11)	0.27	(0.23)	(0.17)		0.12	(0.11)	0.27	(0.23)	(0.17)
Total from Investment Operations	0.40	0.13	0.56	0.10	0.20		0.37	0.11	0.54	0.08	0.18

Less Distributions:

Distributions from Net Investment Income	(0.29)	(0.26)	(0.29)	(0.34)	(0.36)		(0.26)	(0.24)	(0.27)	(0.32)	(0.33)

Distributions from Net Realized Gain	(0.01)	(0.02)	(0.01)	—	(0.01)		(0.01)	(0.02)	(0.01)	—	(0.01)

Total Distributions	(0.30)	(0.28)	(0.30)	(0.34)	(0.37)		(0.27)	(0.26)	(0.28)	(0.32)	(0.34)
Net Asset Value, End of Period	$9.80	$9.70	$9.85	$9.59	$9.83		$9.81	$9.71	$9.86	$9.60	$9.84
Total Return	4.22%	1.37%	5.95%	1.06%	1.92%	[2]	3.93%	1.10%	5.69%	0.82%	1.80%	[2]

Supplemental Data:

Net Assets, End of Period (000’s)	$197,585	$142,174	$133,047	$66,797	$64,891		$24,075	$57,856	$216,718	$118,802	$79,419
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	0.89%	0.74%	0.84%	0.91%	[3]	0.93%	1.14%	0.99%	1.09%	1.16%	[3]
Expenses After Investment Advisory Fees (Waived)	0.65%	0.89%	0.74%	0.84%	0.91%	[3]	0.93%	1.14%	0.99%	1.09%	1.16%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.59%	0.59%	0.59%	0.59%	0.59%	[3]	0.84%	0.84%	0.84%	0.84%	0.84%	[3]
Net Investment Income (Loss)	3.02%	2.50%	3.03%	3.44%	3.80%	[3]	2.54%	2.25%	2.78%	3.19%	3.58%	[3]
Portfolio Turnover Rate	42%	37%	61%	39%	21%	[2]	42%	37%	61%	39%	21%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	149

Financial Highlights (Cont.)

	DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.73	$9.79	$10.40	$10.43	$10.00		$9.72	$9.78	$10.39	$10.42	$10.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[4]	0.29	0.33	0.32	0.29	0.10		0.27	0.30	0.29	0.26	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	0.16	(0.06)	(0.60)	(0.02)	0.41		0.16	(0.06)	(0.60)	(0.02)	0.41
Total from Investment Operations	0.45	0.27	(0.28)	0.27	0.51		0.43	0.24	(0.31)	0.24	0.50

Less Distributions:

Distributions from Net Investment Income	(0.30)	(0.33)	(0.33)	(0.29)	(0.08)		(0.27)	(0.30)	(0.30)	(0.26)	(0.08)

Distributions from Net Realized Gain	—	—	—	(0.01)	—		—	—	—	(0.01)	—

Total Distributions	(0.30)	(0.33)	(0.33)	(0.30)	(0.08)		(0.27)	(0.30)	(0.30)	(0.27)	(0.08)
Net Asset Value, End of Period	$9.88	$9.73	$9.79	$10.40	$10.43		$9.88	$9.72	$9.78	$10.39	$10.42
Total Return	4.77%	2.74%	(2.82)%	2.76%	5.15%	[2]	4.61%	2.48%	(3.08)%	2.51%	4.99%	[2]

Supplemental Data:

Net Assets, End of Period (000’s)	$66,226	$55,357	$50,465	$56,843	$56,240		$14,317	$11,016	$11,276	$25,763	$19,572
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.70%	0.81%	0.76%	0.84%	1.33%	[3]	0.95%	1.06%	1.01%	1.09%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.70%	0.81%	0.76%	0.84%	1.33%	[3]	0.95%	1.06%	1.01%	1.09%	1.58%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	0.65%	0.65%	0.65%	0.65%	[3]	0.90%	0.90%	0.90%	0.90%	0.90%	[3]
Net Investment Income (Loss)	3.15%	3.33%	3.13%	2.87%	3.02%	[3]	2.90%	3.06%	2.79%	2.62%	3.00%	[3]
Portfolio Turnover Rate	25%	33%	94%	52%	72%	[2]	25%	33%	94%	52%	72%	[2]

[1]	Commencement of operations on December 15, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

150	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Strategic Commodity Fund (Consolidated)
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.11	$9.33	$8.69	$10.00		$10.04	$9.28	$8.67	$10.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[4]	0.12	0.04	(0.06)	(0.07)		0.09	0.01	(0.09)	(0.09)
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.40)	1.27	0.75	(1.24)		(0.40)	1.27	0.75	(1.24)
Total from Investment Operations	(0.28)	1.31	0.69	(1.31)		(0.31)	1.28	0.66	(1.33)

Less Distributions:

Distributions from Net Investment Income	(0.11)	(0.53)	(0.05)	—		(0.08)	(0.52)	(0.05)	—

Distributions from Net Realized Gain	—	— [5]	—	—	[5]	—	— [5]	—	—	[5]

Total Distributions	(0.11)	(0.53)	(0.05)	—	[5]	(0.08)	(0.52)	(0.05)	—	[5]
Net Asset Value, End of Period	$9.72	$10.11	$9.33	$8.69		$9.65	$10.04	$9.28	$8.67
Total Return	(2.59)%	14.03%	7.93%	(13.07)%[2]		(2.97)%	13.79%	7.55%	(13.27)%[2]

Supplemental Data:

Net Assets, End of Period (000’s)	$444,918	$213,752	$22,243	$27,997		$65,292	$67,838	$6,540	$1,421
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.02%	1.16%	1.77%	4.42%	[3]	1.27%	1.41%	2.23%	4.67%	[3]
Expenses After Investment Advisory Fees (Waived)	1.02%	1.16%	1.77%	4.42%	[3]	1.27%	1.41%	2.23%	4.67%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.10%	1.10%	1.10%	1.06%	[3]	1.35%	1.35%	1.35%	1.31%	[3]
Net Investment Income (Loss)	1.14%	0.33%	(0.75)%	(1.05)%	[3]	0.87%	0.09%	(1.00)%	(1.30)%	[3]
Portfolio Turnover Rate	0%	0%	0%	0%	[2]	0%	0%	0%	0%	[2]

[1]	Commencement of operations on May 18, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	151

Financial Highlights (Cont.)

	DoubleLine Global Bond Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.71	$10.04	$10.49	$10.00		$10.69	$10.02	$10.49	$10.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[4]	0.12	0.09	0.05	0.02		0.09	0.06	0.02	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.42)	0.72	(0.47)	0.49		(0.42)	0.72	(0.47)	0.49
Total from Investment Operations	(0.30)	0.81	(0.42)	0.51		(0.33)	0.78	(0.45)	0.51

Less Distributions:

Distributions from Net Investment Income	(0.13)	(0.14)	(0.02)	(0.02)		(0.10)	(0.11)	(0.01)	(0.02)

Distributions from Return of Capital	—	—	(0.01)	—		—	—	(0.01)	—

Total Distributions	(0.13)	(0.14)	(0.03)	(0.02)		(0.10)	(0.11)	(0.02)	(0.02)
Net Asset Value, End of Period	$10.28	$10.71	$10.04	$10.49		$10.26	$10.69	$10.02	$10.49
Total Return	(2.80)%	7.96%	(4.00)%	5.11%	[2]	(3.08)%	7.77%	(4.31)%	5.07%	[2]

Supplemental Data:

Net Assets, End of Period (000’s)	$1,053,218	$663,208	$475,328	$94,631		$16,728	$29,544	$24,058	$41,937
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.55%	0.56%	0.66%	1.29%	[3]	0.80%	0.81%	0.91%	1.54%	[3]
Expenses After Investment Advisory Fees (Waived)	0.55%	0.56%	0.66%	1.29%	[3]	0.80%	0.81%	0.91%	1.54%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.55%	0.56%	0.66%	0.70%	[3]	0.80%	0.81%	0.91%	0.95%	[3]
Net Investment Income (Loss)	1.22%	0.82%	0.52%	0.83%	[3]	0.89%	0.57%	0.20%	0.58%	[3]
Portfolio Turnover Rate	24%	16%	57%	13%	[2]	24%	16%	57%	13%	[2]

[1]	Commencement of operations on December 17, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

152	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Infrastructure Income Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[1]		Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.00	$10.07	$10.00		$10.00	$10.06	$10.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[4]	0.32	0.30	0.29		0.30	0.29	0.26
Net Gain (Loss) on Investments (Realized and Unrealized)	0.11	(0.03)	0.01		0.11	(0.03)	0.01
Total from Investment Operations	0.43	0.27	0.30		0.41	0.26	0.27

Less Distributions:

Distributions from Net Investment Income	(0.32)	(0.33)	(0.23)		(0.30)	(0.31)	(0.21)

Distributions from Net Realized Gain	— [5]	(0.01)	—	[5]	— [5]	(0.01)	—	[5]

Total Distributions	(0.32)	(0.34)	(0.23)		(0.30)	(0.32)	(0.21)
Net Asset Value, End of Period	$10.11	$10.00	$10.07		$10.11	$10.00	$10.06
Total Return	4.47%	2.67%	3.11%	[2]	4.17%	2.54%	2.76%	[2]

Supplemental Data:

Net Assets, End of Period (000’s)	$535,621	$532,404	$392,117		$2,672	$19,379	$567
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.58%	0.57%	0.77%	[3]	0.83%	0.82%	1.50%	[3]
Expenses After Investment Advisory Fees (Waived)	0.58%	0.57%	0.77%	[3]	0.83%	0.82%	1.50%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.58%	0.57%	0.64%	[3]	0.83%	0.82%	0.89%	[3]
Net Investment Income (Loss)	3.30%	3.18%	2.78%	[3]	3.00%	2.86%	2.53%	[3]
Portfolio Turnover Rate	15%	29%	43%	[2]	15%	29%	43%	[2]

[1]	Commencement of operations on April 1, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	153

Financial Highlights (Cont.)

	DoubleLine Ultra Short Bond Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[1]		Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.03	$10.01	$10.00		$10.03	$10.02	$10.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[4]	0.24	0.13	0.03		0.22	0.09	0.01
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.01)	—	0.01		(0.01)	—	0.01
Total from Investment Operations	0.23	0.13	0.04		0.21	0.09	0.02

Less Distributions:

Distributions from Net Investment Income	(0.23)	(0.11)	(0.03)		(0.20)	(0.08)	—

Distributions from Net Realized Gain	— [5]	— [5]	—		— [5]	— [5]	—

Total Distributions	(0.23)	(0.11)	(0.03)		(0.20)	(0.08)	—
Net Asset Value, End of Period	$10.03	$10.03	$10.01		$10.04	$10.03	$10.02
Total Return	2.32%	1.31%	0.36%	[2]	2.18%	0.95%	0.20%	[2]

Supplemental Data:

Net Assets, End of Period (000’s)	$235,078	$166,255	$8,294		$2,517	$278	$125
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.22%	0.32%	4.87%	[3]	0.47%	0.57%	5.42%	[3]
Expenses After Investment Advisory Fees (Waived)	0.22%	0.32%	4.87%	[3]	0.47%	0.57%	5.42%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.22%	0.29%	0.35%	[3]	0.47%	0.41%	0.60%	[3]
Net Investment Income (Loss)	2.28%	1.24%	0.42%	[3]	2.17%	0.92%	0.11%	[3]
Portfolio Turnover Rate	128%	74%	79%	[2]	128%	74%	79%	[2]

[1]	Commencement of operations on June 30, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

154	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced International CAPE®
	Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[1]		Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.24	$10.86	$10.00		$11.23	$10.86	$10.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[4]	0.34	0.22	0.03		0.32	0.18	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.52)	0.86	0.85		(0.52)	0.86	0.85
Total from Investment Operations	(0.18)	1.08	0.88		(0.20)	1.04	0.87

Less Distributions:

Distributions from Net Investment Income	(0.43)	(0.35)	(0.02)		(0.40)	(0.32)	(0.01)

Distributions from Net Realized Gain	(0.46)	(0.35)	—		(0.46)	(0.35)	—

Total Distributions	(0.89)	(0.70)	(0.02)		(0.86)	(0.67)	(0.01)
Net Asset Value, End of Period	$10.17	$11.24	$10.86		$10.17	$11.23	$10.86
Total Return	(1.13)%	9.92%	8.76%	[2]	(1.29)%	9.56%	8.72%	[2]

Supplemental Data:

Net Assets, End of Period (000’s)	$42,621	$78,162	$19,384		$19,953	$29,160	$11,499
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.96%	1.04%	7.10%	[3]	1.20%	1.29%	4.93%	[3]
Expenses After Investment Advisory Fees (Waived)	0.91%	1.02%	7.10%	[3]	1.15%	1.27%	4.93%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.60%	0.63%	0.64%	[3]	0.85%	0.87%	0.89%	[3]
Net Investment Income (Loss)	3.25%	1.79%	0.72%	[3]	3.03%	1.52%	0.58%	[3]
Portfolio Turnover Rate	72%	69%	38%	[2]	72%	69%	38%	[2]

[1]	Commencement of operations on December 23, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	155

Financial Highlights (Cont.)

	DoubleLine Colony Real Estate and Income Fund
	Period Ended March 31, 2019[1]		Period Ended March 31, 2019[1]
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[4]	0.10		0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	1.26		1.26
Total from Investment Operations	1.36		1.35

Less Distributions:

Distributions from Net Investment Income	(0.06)		(0.06)

Total Distributions	(0.06)		(0.06)
Net Asset Value, End of Period	$11.30		$11.29
Total Return	13.69%	[2]	13.53%	[2]

Supplemental Data:

Net Assets, End of Period (000’s)	$121,180		$4,369
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.46%	[3]	1.67%	[3]
Expenses After Investment Advisory Fees (Waived)	1.42%	[3]	1.62%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.61%	[3]	0.87%	[3]
Net Investment Income (Loss)	3.00%	[3]	2.79%	[3]
Portfolio Turnover Rate	70%	[2]	70%	[2]

[1]	Commencement of operations on December 17, 2018.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

156	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2019

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 17 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE® and DoubleLine Colony Real Estate and Income Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate annual report.

Each Fund is classified as a diversified fund under the 1940 Act, except the Global Bond Fund, Infrastructure Income Fund, and Strategic Commodity Fund, which are classified as non-diversified Funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and commencement of operations of each share class are as follows:

Commencement of Operations

Fund Name	Investment Objective	I Shares	N Shares	A Shares

DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—

DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—

DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010

DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—

DoubleLine Floating Rate Fund	Seek high level of current income	2/1/2013	2/1/2013	—

DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—

DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—

DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—

DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—

DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—

DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—

DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—

DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—

DoubleLine Colony Real Estate and Income Fund	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/17/2018	12/17/2018	—

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Annual Report	March 31, 2019	157

Notes to Financial Statements (Cont.)	March 31, 2019

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

158	DoubleLine Funds Trust

March 31, 2019

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 20191:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Investments in Securities

Level 1

Money Market Funds	$979,217,646	$480,108,666	$3,631,560	$57,591,309	$142,373,727	$22,595,918

Affiliated Mutual Funds	—	1,290,386,948	—	63,699,079	49,000,000	—

Exchange Traded Funds and Common Stocks	—	1,161,601	1,956,098	59,251,100	764,717	—

Real Estate Investment Trusts	—	—	—	4,785,519	—	—

Total Level 1	979,217,646	1,771,657,215	5,587,658	185,327,007	192,138,444	22,595,918

Level 2

US Government and Agency Mortgage Backed Obligations	23,247,914,935	1,685,672,685	—	6,941,218	334,364,166	—

Non-Agency Residential Collateralized Mortgage Obligations	13,036,852,275	965,831,270	—	14,208,733	1,258,866,662	—

Non-Agency Commercial Mortgage Backed Obligations	3,706,705,864	846,715,878	—	—	1,167,327,721	—

Collateralized Loan Obligations	2,555,294,433	329,299,338	—	1,296,671	1,024,800,061	1,915,707

Other Short Term Investments	2,487,214,252	330,469,217	—	7,962,174	156,349,640	—

US Government and Agency Obligations	2,177,802,363	1,880,495,796	—	—	390,373,833	—

Asset Backed Obligations	1,961,317,446	224,546,116	—	1,507,561	531,422,059	—

Foreign Corporate Bonds	—	1,477,641,645	994,742,295	—	1,096,810,201	7,041,718

US Corporate Bonds	—	1,327,741,796	—	—	366,352,700	38,603,678

Bank Loans	—	468,095,154	—	—	326,975,138	413,885,017

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	142,440,294	93,542,219	—	70,519,535	—

Municipal Bonds	—	10,374,931	—		—	—

Total Level 2	49,173,101,568	9,689,324,120	1,088,284,514	31,916,357	6,724,161,716	461,446,120

Level 3				.

Non-Agency Residential Collateralized Mortgage Obligations	314,033,281	41,141,082	—	1,042,150	1,473,669	—

Asset Backed Obligations	—	9,628,190	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	—	3,650,066	—	—	—	—

Total Level 3	314,033,281	54,419,338	—	1,042,150	1,473,669	—

Total	$50,466,352,495	$11,515,400,673	$1,093,872,172	$218,285,514	$6,917,773,829	$484,042,038

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$685,210	$—	$—

Total Level 1	—	—	—	685,210	—	—

Level 2

Excess Return Swaps	—	—	—	2,694,139	—	—

Forward Currency Exchange Contracts	—	—	—	(51,280)	—	—

Total Level 2	—	—	—	2,642,859	—	—

Level 3	—	—	—	—	—	—

Total	$—	$—	$—	$3,328,069	$—	$—

Annual Report	March 31, 2019	159

Notes to Financial Statements (Cont.)	March 31, 2019

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Investments in Securities

Level 1

Money Market Funds	$300,835,239	$81,927,392	$11,886,271	$1,431,585	$22,780,917	$17,181,455

Affiliated Mutual Funds	199,950,099	84,749,820	—	—	—	—

Exchange Traded Funds and Common Stock	81,241	47,669	181,900	—	—	—

Total Level 1	500,866,579	166,724,881	12,068,171	1,431,585	22,780,917	17,181,455

Level 2

Non-Agency Commercial Mortgage Backed Obligations	750,286,829	135,628,514	—	—	—	—

Collateralized Loan Obligations	712,538,662	208,528,644	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	696,289,582	244,363,656	—	—	—	—

US Government and Agency Obligations	528,554,001	43,573,637	—	17,889,620	—	213,760,924

Foreign Corporate Bonds	524,573,026	206,109,182	185,265,105	—	—	—

Bank Loans	461,869,186	99,230,200	—	—	—	—

US Government and Agency Mortgage Backed Obligations	404,603,669	13,777,029	—	56,646,242	—	—

Asset Backed Obligations	380,421,552	45,481,196	—	—	—	—

Other Short Term Investments	347,997,580	—	—	4,633,240	485,329,118	—

US Corporate Bonds	277,294,330	86,961,257	—	—	—	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	30,399,225	15,510,306	22,042,389	—	—	820,465,968

Total Level 2	5,114,827,642	1,099,163,621	207,307,494	79,169,102	485,329,118	1,034,226,892

Level 3

Non-Agency Commercial Mortgage Backed Obligations	2,384,856	502,275	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	—	31,930,691	—	—	—	—

Total Level 3	2,384,856	32,432,966	—	—	—	—

Total	$5,618,079,077	$1,298,321,468	$219,375,665	$80,600,687	$508,110,035	$1,051,408,347

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$210,909	$—	$—

Total Level 1	—	—	—	210,909	—	—

Level 2

Excess Return Swaps	228,243,148	—	—	—	2,484,590	—

Total Level 2	228,243,148	—	—	—	2,484,590	—

Level 3	—	—	—	—	—	—

Total	$228,243,148	$—	$—	$210,909	$2,484,590	$—

160	DoubleLine Funds Trust

March 31, 2019

Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	Doubleline Colony Real Estate and Income Fund

Investments in Securities

Level 1

Money Market Funds	$33,088,191	$693,420	$1,752,948	$2,418,741

Affiliated Mutual Funds	—	—	5,908,672	9,516,745

Total Level 1	33,088,191	693,420	7,661,620	11,935,486

Level 2

Asset Backed Obligations	238,130,874	—	5,259,371	5,504,370

US Corporate Bonds	152,542,224	70,955,074	4,095,918	7,221,724

Foreign Corporate Bonds	97,970,132	38,587,299	5,774,231	10,599,741

Commercial Paper	—	121,836,797	—	—

Other Short Term Investments	—	5,474,755	—	17,929,004

Collateralized Loan Obligations	—	—	10,411,129	12,484,943

Non-Agency Commercial Mortgage Backed Obligations	—	—	10,083,730	16,410,138

Non-Agency Residential Collateralized Mortgage Obligations	—	—	8,596,837	14,360,232

US Government and Agency Mortgage Backed Obligations	—	—	5,567,707	8,303,924

US Government and Agency Obligations	—	—	3,051,028	11,618,762

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	—	208,000	200,510

Total Level 2	488,643,230	236,853,925	53,047,951	104,633,348

Level 3

Foreign Corporate Bonds	10,288,000	—	—	—

Asset Backed Obligations	4,987,050	—	—	—

Total Level 3	15,275,050	—	—	—

Total	$537,006,471	$237,547,345	$60,709,571	$116,568,834

Other Financial Instruments

Level 1	$—	$—	$—	$—

Level 2

Forward Currency Exchange Contracts	—	—	(1,479,786)	—

Excess Return Swaps	—	—	3,216,080	11,280,579

Total Level 2	—	—	1,736,294	11,280,579

Level 3	—	—	—	—

Total	$—	$—	$1,736,294	$11,280,579

See the Schedules of Investments for further disaggregation of investment categories.

[1]There	were transfers between Levels 1 and 2 during the year ended March 31, 2019.

Annual Report	March 31, 2019	161

Notes to Financial Statements (Cont.)	March 31, 2019

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2018	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases [1]	Sales [2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2019	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2019 [3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$32,295,476	$152,112	$1,256,374	$404,251	$241,481	$(719,652)	$—	$(1,699,351)	$31,930,691	$1,295,300
Non-Agency Commercial Mortgage Backed Obligations	1,039,796	47,936	46,250	21,633	—	(1,155,615)	502,275	—	502,275	—
Asset Backed Obligations	104,160	—	35	—	—	(104,195)	—	—	—	—
Total	$33,439,432	$200,048	$1,302,659	$425,884	$241,481	$(1,979,462)	$502,275	$(1,699,351)	$32,432,966	$1,295,300

DoubleLine Infrastructure Income Fund	Fair Value as of 3/31/2018	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases [1]	Sales [2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2019	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2019 [3]
Investments in Securities
Foreign Corporate Bonds	$10,382,226	$(1,661)	$145,901	$(2,695)	$—	$(235,771)	$—	$—	$10,288,000	$150,681
Asset Backed Obligations	7,985,600	15,015	(10,608)	—	—	(3,002,957)	—	—	4,987,050	(999)
Total	$18,367,826	$13,354	$135,293	$(2,695)	$—	$(3,238,728)	$—	$—	$15,275,050	$149,682

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2019 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2019 *	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Obligations	$31,930,691	Market Comparables	Market Quotes	$87.19-$114.52 ($101.19)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$502,275	Market Comparables	Yields	34.07% (34.07%)	Increase in yields would have resulted in the decrease in the fair value of the security

DoubleLine Infrastructure Income Fund	Fair Value as of 3/31/2019 *	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Foreign Corporate Bonds	$10,288,000	Market Comparables	Market Quotes	$104.25 ($104.25)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Asset Backed Obligations	$4,987,050	Market Comparables	Market Quotes	$99.80 ($99.80)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

*

Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

162	DoubleLine Funds Trust

March 31, 2019

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2019, 2018 and 2017 for the Funds, are those that are open for exam by taxing authorities to the extent that each Fund operated within those respective tax years. As of March 31, 2019, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2019. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund and the DoubleLine Global Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund and the DoubleLine Global Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is

Annual Report	March 31, 2019	163

Notes to Financial Statements (Cont.)	March 31, 2019

typically calculated on days when the New York Stock Exchange opens for regular trading (except that the Funds, other than DoubleLine Strategic Commodity Fund, do not calculate their NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedules of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

I. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

J. Basis for Consolidation. The DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. and the DoubleLine Strategic Commodity, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of March 31, 2019, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)

Commencement of Operations	6/15/2011	5/18/2015

Fund Net Assets	222,094,401	510,209,965

Subsidiary % of Fund Net Assets	5.24%	23.08%

Subsidiary Financial Statement Information

Net Assets	$11,643,388	$117,759,120

Total Income	$234,702	$2,431,833

Net Realized Gain/(Loss)	$384,757	$(31,055,297)

K. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

DoubleLine Capital LP and DoubleLine Alternatives LP (formerly DoubleLine Commodity LP) (each, an “Adviser” and, collectively, the “Advisers”), provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds. On December 11, 2018, DoubleLine Alternatives LP, the investment adviser of the DoubleLine Colony Real Estate and Income Fund (the “Fund”), engaged DoubleLine Capital LP to serve as sub-adviser to the Fund to manage its investment in debt instruments.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement

164	DoubleLine Funds Trust

March 31, 2019

between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of DoubleLine Colony Real Estate and Income Fund, each Fund’s expense limitation is expected to apply until at least July 31, 2020. DoubleLine Colony Real Estate and Income Fund’s expense limitation is expected to apply until at least December 11, 2020. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps

	Advisory Fee	I Shares	N Shares	A Shares

DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A

DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A

DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%

DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A

DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A

DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A

DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A

DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A

DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A

DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A

DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A

DoubleLine Ultra Short Bond Fund	0.15%	0.30%	0.55%	N/A

DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A

DoubleLine Colony Real Estate and Income Fund	0.45%	0.65%	0.90%	N/A

Other than described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,

	2020	2021	2022

DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$14,114	$16,924

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$443,142	$613,726	$119,396

DoubleLine Long Duration Total Return Bond Fund	$80,395	$101,274	$36,189

DoubleLine Strategic Commodity Fund (Consolidated)	$183,840	$90,794	$18,303

DoubleLine Global Bond Fund	$13,273	$—	$—

DoubleLine Infrastructure Income Fund	$172,344	$—	$—

DoubleLine Ultra Short Bond Fund	$220,735	$30,967	$—

DoubleLine Shiller Enhanced International CAPE®	$171,882	$389,095	$236,220

DoubleLine Colony Real Estate and Income Fund	$—	$—	$186,881

For the year ended March 31, 2019, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Multi-Asset Growth Fund (Consolidated)	$94,597

DoubleLine Strategic Commodity Fund (Consolidated)	$428,998

Annual Report	March 31, 2019	165

Notes to Financial Statements (Cont.)	March 31, 2019

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the year ended March 31, 2019.

DoubleLine Core Fixed Income Fund	$5,603,520

DoubleLine Multi-Asset Growth Fund (Consolidated)	$269,367

DoubleLine Low Duration Bond Fund	$241,144

DoubleLine Shiller Enhanced CAPE®	$346,543

DoubleLine Flexible Income Fund	$313,867

DoubleLine Shiller Enhanced International CAPE®	$38,490

DoubleLine Colony Real Estate and Income Fund	$10,086

As of March 31, 2019, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner

DoubleLine Global Bond Fund	73%	DoubleLine Core Fixed Income Fund

DoubleLine Infrastructure Income Fund	86%	DoubleLine Core Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund	61%	DoubleLine Core Fixed Income Fund

DoubleLine Global Bond Fund	8%	DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund	22%	DoubleLine Low Duration Bond Fund

DoubleLine Ultra Short Bond Fund	84%	DoubleLine Shiller Enhanced CAPE

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of March 31, 2019:

% Owned

DoubleLine Multi-Asset Growth Fund (Consolidated)	84%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Floating Rate Fund imposes redemption fees. Effective July 31, 2018 the DoubleLine Multi-Asset Growth Fund no longer imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. Subject to the exceptions discussed in the Fund’s prospectus, the Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

166	DoubleLine Funds Trust

March 31, 2019

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments and in-kind transactions) for the year ended March 31, 2019 were as follows:

	All Other		U.S. Government[1]

	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds

DoubleLine Total Return Bond Fund	$12,811,490,276	$12,713,795,462	$—	$2,200,020,582

DoubleLine Core Fixed Income Fund	4,001,671,188	2,767,769,773	3,458,085,619	3,905,301,218

DoubleLine Emerging Markets Fixed Income Fund	671,621,670	653,958,242	—	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	289,541,989	79,065,112	—	—

DoubleLine Low Duration Bond Fund	3,995,161,920	2,634,198,271	521,187,684	425,953,371

DoubleLine Floating Rate Fund	515,468,476	588,543,461	—	—

DoubleLine Shiller Enhanced CAPE®	2,614,663,882	1,764,941,507	797,367,000	754,068,816

DoubleLine Flexible Income Fund	658,036,020	456,475,285	53,590,426	62,080,157

DoubleLine Low Duration Emerging Markets Fixed Income Fund	116,560,818	76,311,878	—	—

DoubleLine Long Duration Total Return Bond Fund	10,003,070	3,545,189	13,575,453	12,748,450

DoubleLine Strategic Commodity Fund (Consolidated)	—	—	—	—

DoubleLine Global Bond Fund	493,751,276	133,961,028	91,265,230	53,773,628

DoubleLine Infrastructure Income Fund	76,371,389	81,581,167	—	—

DoubleLine Ultra Short Bond Fund	163,672,000	126,989,640	—	—

DoubleLine Selective Credit Fund	246,651,693	194,129,094	—	—

DoubleLine Shiller Enhanced International CAPE®	28,365,506	66,344,107	24,843,934	28,829,988

DoubleLine Colony Real Estate and Income Fund	86,779,933	2,793,877	54,343,068	45,112,045

Purchases and sales related to in-kind transactions for the DoubleLine Low Duration Emerging Markets Fixed Income Fund for the year ended March 31, 2019 were $0 and $31,712,846, respectively. There were no purchases or sales related to in-kind transactions for any of the other Funds.

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Period Ended March 31, 2019		Period Ended March 31, 2018

	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain

DoubleLine Total Return Bond Fund	$1,815,432,826	$—	$1,885,483,560	$—

DoubleLine Core Fixed Income Fund	$368,044,606	$—	$277,931,402	$—

DoubleLine Emerging Markets Fixed Income Fund	$42,188,421	$—	$44,702,039	$350,447

DoubleLine Multi-Asset Growth Fund (Consolidated)	$6,736,113	$—	$12,565,996	$9,401,441

DoubleLine Low Duration Bond Fund	$187,300,764	$—	$126,576,683	$—

DoubleLine Floating Rate Fund	$30,699,519	$—	$18,705,786	$—

DoubleLine Shiller Enhanced CAPE®	$171,498,030	$520,841,008	$122,263,825	$284,432,254

DoubleLine Flexible Income Fund	$57,222,133	$—	$37,759,853	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$5,656,066	$148,364	$5,581,626	$285,277

DoubleLine Long Duration Total Return Bond Fund	$2,231,875	$—	$2,138,665	$—

DoubleLine Strategic Commodity Fund (Consolidated)	$5,581,183	$—	$3,675,950	$—

DoubleLine Global Bond Fund	$9,826,720	$—	$7,299,275	$—

DoubleLine Infrastructure Income Fund	$17,600,337	$88,676	$17,032,793	$—

DoubleLine Ultra Short Bond Fund	$5,966,067	$11,100	$1,357,792	$—

DoubleLine Shiller Enhanced International CAPE®	$3,041,578	$3,079,477	$5,138,745	$1,618,610

DoubleLine Colony Real Estate and Income Fund	$575,909	$—	$—	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

Annual Report	March 31, 2019	167

Notes to Financial Statements (Cont.)	March 31, 2019

The cost basis of investments for federal income tax purposes as of March 31, 2019, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Tax Cost of Investments	$50,773,950,536	$11,494,467,605	$1,139,068,996	$226,795,988	$6,932,821,601	$492,019,294

Gross Tax Unrealized Appreciation	1,038,506,534	183,854,117	21,377,091	6,252,373	32,485,025	1,460,922

Gross Tax Unrealized Depreciation	(1,346,104,575)	(162,921,049)	(66,573,915)	(11,408,349)	(47,532,797)	(9,438,178)

Net Tax Unrealized Appreciation (Depreciation)	(307,598,041)	20,933,068	(45,196,824)	(5,155,976)	(15,047,772)	(7,977,256)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Tax Cost of Investments	$5,639,310,840	$1,317,303,070	$220,418,164	$80,215,996	$507,954,079	$1,061,323,841

Gross Tax Unrealized Appreciation	252,992,764	16,422,483	2,642,705	1,747,520	2,760,202	20,685,773

Gross Tax Unrealized Depreciation	(45,981,379)	(35,404,085)	(3,685,204)	(1,151,920)	(119,656)	(18,345,701)

Net Tax Unrealized Appreciation (Depreciation)	207,011,385	(18,981,602)	(1,042,499)	595,600	2,640,546	2,340,072

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund

Tax Cost of Investments	$534,424,149	$237,599,906	$59,373,902	$115,917,535

Gross Tax Unrealized Appreciation	6,536,369	82,113	5,203,557	12,046,442

Gross Tax Unrealized Depreciation	(3,954,047)	(134,674)	(2,106,479)	(114,564)

Net Tax Unrealized Appreciation (Depreciation)	2,582,322	(52,561)	3,097,078	11,931,878
As of March 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Net Tax Unrealized Appreciation (Depreciation)	$(307,598,041)	$20,933,068	$(45,196,824)	$(5,155,976)	$(15,047,772)	$(7,977,256)

Undistributed Ordinary Income	28,445,127	9,166,328	416,350	629,672	5,064,704	1,401,866

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	28,445,127	9,166,328	416,350	629,672	5,064,704	1,401,866

Other Accumulated Gains (Losses)	(2,930,113,238)	(151,610,368)	(16,226,120)	(5,198,815)	(57,630,878)	(19,207,823)

Total Accumulated Earnings (Losses)	(3,209,266,152)	(121,510,972)	(61,006,594)	(9,725,119)	(67,613,946)	(25,783,213)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Net Tax Unrealized Appreciation (Depreciation)	$207,011,385	$(18,981,602)	$(1,042,499)	$595,600	$2,640,546	$2,340,072

Undistributed Ordinary Income	4,664,007	1,260,453	216,284	145,400	1,016,555	1,970,909

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	4,664,007	1,260,453	216,284	145,400	1,016,555	1,970,909

Other Accumulated Gains (Losses)	(23,259,698)	(10,358,178)	(812,535)	(1,675,044)	(25,719)	(1,183,603)

Total Accumulated Earnings (Losses)	188,415,694	(28,079,327)	(1,638,750)	(934,044)	3,631,382	3,127,378

168	DoubleLine Funds Trust

March 31, 2019

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund

Net Tax Unrealized Appreciation (Depreciation)	$2,582,322	$(52,561)	$3,097,078	$11,931,878

Undistributed Ordinary Income	1,788,151	488,685	59,829	866,912

Undistributed Long Term Capital Gains	—	1,720	—	—

Total Distributable Earnings	1,788,151	490,405	59,829	866,912

Other Accumulated Gains (Losses)	(3,674,997)	(432,940)	(14,504,578)	(206,872)

Total Accumulated Earnings (Losses)	695,476	4,904	(11,347,671)	12,591,918

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2019, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires

DoubleLine Total Return Bond Fund	$2,896,108,267	Indefinite

DoubleLine Core Fixed Income Fund	$142,720,807	Indefinite

DoubleLine Emerging Markets Fixed Income Fund	$16,554,899	Indefinite

DoubleLine Multi-Asset Growth Fund	$4,685,307	Indefinite

DoubleLine Low Duration Bond Fund	$54,251,167	Indefinite

DoubleLine Floating Rate Fund	$18,012,940	Indefinite

DoubleLine Flexible Income Fund	$9,555,224	Indefinite

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$672,252	Indefinite

DoubleLine Long Duration Total Return Bond Fund	$1,542,936	Indefinite

DoubleLine Strategic Commodity Fund (Consolidated)	$24,434	Indefinite

DoubleLine Global Bond Fund	$189,421	Indefinite

DoubleLine Infrastructure Income Fund	$2,182,224	Indefinite

DoubleLine Shiller Enhanced International CAPE®	$14,455,349	Indefinite

As of March 31, 2019, the following funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss

DoubleLine Shiller Enhanced CAPE®	$19,893,307	$—

Annual Report	March 31, 2019	169

Notes to Financial Statements (Cont.)	March 31, 2019

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), consent fee income and equalization. For the period ended March 31, 2019, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital

DoubleLine Total Return Bond Fund	$174,096,920	$(170,387,162)	$(3,709,758)

DoubleLine Core Fixed Income Fund	$5,800,879	$(5,800,879)	$—

DoubleLine Emerging Markets Fixed Income Fund	$254,145	$(254,145)	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$771,705	$(771,562)	$(143)

DoubleLine Low Duration Bond Fund	$2,754,781	$(2,754,781)	$—

DoubleLine Floating Rate Fund	$4	$(4)	$—

DoubleLine Shiller Enhanced CAPE®	$3,349,895	$(56,189,612)	$52,839,717

DoubleLine Flexible Income Fund	$3,872,775	$(3,872,775)	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$30,545	$1,037,121	$(1,067,666)

DoubleLine Strategic Commodity Fund (Consolidated)	$(1,430,467)	$31,051,705	$(29,621,238)

DoubleLine Global Bond Fund	$1,170,382	$(1,170,382)	$—

DoubleLine Infrastructure Income Fund	$204,813	$(204,813)	$—

DoubleLine Shiller Enhanced International CAPE®	$165,809	$(1,546,604)	$1,380,795

DoubleLine Colony Real Estate and Income Fund	$398	$(398)	$—

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund

	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019		Year Ended March 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,490,179,137	$15,510,544,602	1,229,133,367	$13,089,461,799	464,583,673	$4,957,014,783	357,753,798	$3,919,243,224

Class N	183,601,877	1,910,373,756	276,781,319	2,948,049,468	22,061,542	235,534,950	30,228,384	331,003,784

Reinvested Dividends

Class I	116,927,597	1,216,005,602	111,191,439	1,182,155,529	21,266,340	227,044,296	15,993,625	175,016,336

Class N	20,756,543	215,731,862	23,280,468	247,608,657	2,534,350	27,030,113	2,462,170	26,929,289

Shares Redeemed

Class I	(1,561,094,553)	(16,225,662,105)	(1,412,657,467)	(15,032,606,149)	(368,274,555)	(3,923,381,287)	(153,544,332)	(1,679,154,271)

Class N	(359,862,616)	(3,741,093,186)	(434,172,038)	(4,621,309,995)	(41,791,012)	(445,241,562)	(36,810,525)	(402,882,907)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(109,492,015)	$(1,114,099,469)	(206,442,912)	$(2,186,640,691)	100,380,338	$1,078,001,293	216,083,120	$2,370,155,455

170	DoubleLine Funds Trust

March 31, 2019

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)

	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019			Year Ended March 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	49,438,398	$504,827,778	52,503,314	$561,305,737	3,149,417	$28,788,520		4,817,934	$48,331,341

Class N	8,624,137	88,009,516	8,864,323	94,939,970	—	—		—	—

Class A	—	—	—	—	10,395,458	94,432,779		7,473,673	74,755,136

Reinvested Dividends

Class I	2,558,655	26,044,732	2,880,730	30,804,581	108,061	986,751		583,138	5,599,644

Class N	399,647	4,071,656	643,048	6,877,776	—	—		—	—

Class A	—	—	—	—	42,502	385,282		1,240,489	11,820,029

Shares Redeemed

Class I	(50,744,106)	(518,520,307)	(39,286,704)	(419,289,202)	(5,152,073)	(46,888,464	)#	(3,672,745)	(36,730,207	)*

Class N	(12,102,876)	(123,607,795)	(12,560,892)	(134,367,333)	—	—		—	—

Class A	—	—	—	—	(7,371,729)	(66,960,743	)#	(4,502,930)	(44,766,148	)*

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,826,145)	$(19,174,420)	13,043,819	$140,271,529	1,171,636	$10,744,125		5,939,559	$59,009,795

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund

	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019			Year Ended March 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	391,622,024	$3,891,548,519	322,694,776	$3,243,200,061	23,857,689	$235,473,395		23,692,581	$235,477,025

Class N	53,547,553	531,783,254	49,585,647	497,995,642	6,681,284	65,821,008		6,532,183	65,026,951

Reinvested Dividends

Class I	11,776,968	116,992,306	7,745,357	77,746,816	1,187,834	11,628,545		697,340	6,923,359

Class N	3,256,885	32,321,353	2,642,390	26,505,201	313,544	3,072,852		234,046	2,326,664

Shares Redeemed

Class I	(264,585,052)	(2,629,407,787)	(196,651,469)	(1,974,939,147)	(31,064,172)	(302,614,569	)^	(11,271,628)	(111,829,945	)~

Class N	(52,645,346)	(522,909,938)	(61,284,226)	(615,407,627)	(9,558,966)	(93,271,217	)^	(5,363,395)	(53,369,705	)~

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	142,973,032	$1,420,327,707	124,732,475	$1,255,100,946	(8,582,787)	$(79,889,986)		14,521,127	$144,554,349

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund

	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019			Year Ended March 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	151,929,898	$2,267,115,217	144,791,816	$2,237,196,835	59,682,054	$577,648,219		63,198,938	$625,215,273

Class N	40,052,173	604,670,228	44,395,344	685,241,452	13,525,967	130,809,752		9,422,437	93,148,924

Reinvested Dividends

Class I	31,787,951	450,246,732	17,363,405	263,943,598	3,775,328	36,469,886		2,509,936	24,791,435

Class N	8,856,673	124,462,493	4,998,130	75,795,931	855,875	8,260,527		628,537	6,205,764

Shares Redeemed

Class I	(139,483,637)	(2,028,238,261)	(62,191,844)	(966,090,659)	(53,356,139)	(515,250,500)		(23,414,190)	(231,625,110)

Class N	(34,219,885)	(508,122,667)	(31,975,794)	(497,134,580)	(12,760,234)	(123,295,718)		(5,138,728)	(50,812,963)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	58,923,173	$910,133,742	117,381,057	$1,798,952,577	11,722,851	$114,642,166		47,206,930	$466,923,323

Annual Report	March 31, 2019	171

Notes to Financial Statements (Cont.)	March 31, 2019

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund

	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019		Year Ended March 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	13,253,315	$127,800,155	4,381,615	$43,302,426	1,453,308	$13,757,195	862,199	$8,389,279

Class N	1,624,940	15,708,751	15,217,555	150,091,407	1,787,097	17,180,959	1,647,204	16,466,428

Reinvested Dividends

Class I	268,895	2,596,179	196,823	1,940,434	31,489	298,458	11,429	112,552

Class N	82,239	794,132	157,144	1,550,855	34,051	323,273	34,234	339,382

Shares Redeemed

Class I	(8,026,631)	(77,362,377)	(3,420,470)	(33,714,106)	(476,449)	(4,527,596)	(337,054)	(3,332,803)

Class N	(5,214,706)	(50,304,061)	(31,391,834)	(309,677,435)	(1,505,170)	(14,329,963)	(1,700,616)	(16,989,101)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,988,052	$19,232,779	(14,859,167)	$(146,506,419)	1,324,326	$12,702,326	517,396	$4,985,737

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund

	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019		Year Ended March 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	51,965,097	$516,765,655	21,534,043	$218,787,426	41,896,109	$431,191,745	17,193,294	$179,535,105

Class N	4,278,833	43,053,774	6,688,980	67,383,032	454,642	4,665,810	1,269,265	13,418,918

Reinvested Dividends

Class I	492,779	4,381,702	272,366	2,742,723	11,116	112,997	11,487	120,618

Class N	64,971	573,842	77,791	777,905	24,717	250,561	22,869	239,815

Shares Redeemed

Class I	(27,846,073)	(265,573,494)	(3,050,555)	(30,692,861)	(1,374,705)	(13,942,614)	(2,623,407)	(27,342,607)

Class N	(4,339,895)	(41,915,785)	(711,728)	(7,014,417)	(1,613,491)	(16,291,034)	(928,191)	(9,739,507)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	24,615,712	$257,285,694	24,810,897	$251,983,808	39,398,388	$405,987,465	14,945,317	$156,232,342

	DoubleLine Infrastructure Income Fund				DoubleLine Ultra Short Bond Fund

	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2019		Year Ended March 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	4,224,035	$41,902,955	16,544,928	$168,446,909	13,957,515	$140,002,062	16,852,771	$168,991,898

Class N	302,384	3,006,495	2,102,458	21,408,648	310,286	3,115,733	49,931	500,945

Reinvested Dividends

Class I	82,364	816,483	104,069	1,058,244	53,340	534,792	4,994	50,083

Class N	27,897	276,193	42,052	427,358	3,341	33,526	168	1,681

Shares Redeemed

Class I	(4,570,223)	(45,235,490)	(2,378,827)	(24,157,907)	(7,159,074)	(71,734,991)	(1,103,016)	(11,055,492)

Class N	(2,004,820)	(19,826,866)	(262,106)	(2,664,298)	(90,656)	(910,228)	(34,847)	(349,566)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,938,363)	$(19,060,230)	16,152,574	$164,518,954	7,074,752	$71,040,894	15,770,001	$158,139,549

172	DoubleLine Funds Trust

March 31, 2019

	DoubleLine Shiller Enhanced International CAPE®				DoubleLine Colony Real Estate and Income Fund

	Year Ended March 31, 2019		Year Ended March 31, 2018		Period Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,839,855	$18,854,935	8,858,156	$103,243,030	10,736,749	$108,929,014

Class N	802,298	8,490,189	4,453,400	52,267,238	392,524	4,227,770

Reinvested Dividends

Class I	331,862	3,274,802	310,348	3,609,924	5,314	55,692

Class N	193,658	1,915,570	180,627	2,101,680	925	10,283

Shares Redeemed

Class I	(4,938,424)	(52,154,309)	(3,996,842)	(46,337,175)	(18,044)	(193,793)

Class N	(1,630,229)	(17,044,623)	(3,096,885)	(35,807,800)	(6,653)	(72,475)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(3,400,980)	$(36,663,436)	6,708,804	$79,076,897	11,110,815	$112,956,491

#	Net of redemption fees of $731 and $1,737 for Class I and Class A, respectively.

^	Net of redemption fees of $135,897 and $43,503 for Class I and Class N, respectively.

*	Net of redemption fees of $25,568 and $5,851 for Class I and Class A, respectively.

~	Net of redemption fees of $119,395 and $10,134 for Class I and Class N, respectively.

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of each respective Fund or other funds managed by each Adviser and its affiliates. These amounts represent general, unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and an increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

For the period ended March 31, 2019, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees

DoubleLine Total Return Bond Fund	$593,455	$(21,990)	$571,465

DoubleLine Core Fixed Income Fund	110,716	(4,820)	105,896

DoubleLine Emerging Markets Fixed Income Fund	14,638	(417)	14,221

DoubleLine Multi-Asset Growth Fund (Consolidated)	3,499	(95)	3,404

DoubleLine Low Duration Bond Fund	70,760	(2,869)	67,891

DoubleLine Floating Rate Fund	8,034	(269)	7,765

DoubleLine Shiller Enhanced CAPE®	66,904	(2,596)	64,308

DoubleLine Flexible Income Fund	20,287	(501)	19,786

DoubleLine Low Duration Emerging Markets Fixed Income Fund	2,330	(74)	2,256

DoubleLine Long Duration Total Return Bond Fund	726	(29)	697

DoubleLine Strategic Commodity Fund (Consolidated)	4,752	(160)	4,592

DoubleLine Global Bond Fund	8,270	(344)	7,926

DoubleLine Infrastructure Income Fund	9,295	(245)	9,050

DoubleLine Ultra Short Bond Fund	4,137	(81)	4,056

DoubleLine Shiller Enhanced International CAPE®	2,137	(44)	2,093

DoubleLine Colony Real Estate and Income Fund	2,000	12	2,012

Annual Report	March 31, 2019	173

Notes to Financial Statements (Cont.)	March 31, 2019

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the year ended March 31, 2019 is as follows:

	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund

Average Market Value

Futures Contracts - Long	$(320,663)	$—	$239,031	$—	$—	$—

Futures Contracts - Short	(145,912)	—	(195,735)	—	—	—

Average Notional Balance

Credit Default Swaps - Buy Protection	50,000,000	—	—	—	—	—

Excess Return Swaps - Long	47,134,000	5,291,300,000	—	429,680,000	67,760,000	65,160,000

Excess Return Swaps - Short	4,134,000	—	—	47,400,000	—	—

Forward Currency Exchange Contracts	47,669,193	—	—	—	99,210,323	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

174	DoubleLine Funds Trust

March 31, 2019

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked to market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

Excess Return Swap Agreements  The Funds may enter into excess return swaps for investment purposes. Excess return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing

Annual Report	March 31, 2019	175

Notes to Financial Statements (Cont.)	March 31, 2019

rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to-market value of an excess return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of an excess return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty. Assets provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. Assets provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s net asset value.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended March 31, 2019 was as follows:

		Unrealized Appreciation (Depreciation)

Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund
Forward Contracts

Foreign Exchange Rate Risk	Net Unrealized Appreciation (Depreciation) on Forwards	$(51,280)	$—	$—	$—	$(1,479,786)	$—
Futures Contracts
Foreign Exchange Rate Risk		$(55,240)	$—	$—	$—	$—	$—
Equity Risk		418,391	—	—	—	—	—

Interest Rate Risk		322,059	—	210,909	—	—	—

	Net Unrealized Appreciation (Depreciation) on Futures	$685,210	$—	$210,909	$—	$—	$—
Swap Contracts
Commodity Risk		$92,270	$—	$—	$2,484,590	$—	$—

Equity Risk		2,601,869	228,243,148	—	—	3,216,080	11,280,579

	Net Unrealized Appreciation (Depreciation) on Swaps	$2,694,139	$228,243,148	$—	$2,484,590	$3,216,080	$11,280,579

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2019 was as follows:

		Realized Gain (Loss) on Derivatives

Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund
Forward Contracts

Foreign Exchange Rate Risk	Net Realized and Unrealized Gain (Loss) on Forwards	$(623,816)	$—	$—	$—	$1,668,850	$(5,206,669)	$—
Futures Contracts
Foreign Exchange Rate Risk		$(200,259)	$—	$—	$—	$—	$—	$—
Equity Risk		(2,634,193)	—	—	—	—	—	—

Interest Rate Risk		(1,495,561)	—	(795,063)	—	—	—	—

	Net Realized and Unrealized Gain (Loss) on Futures	$(4,330,013)	$—	$(795,063)	$—	$—	$—	$—
Swap Contracts
Credit Risk		$(337,372)	$—	$—	$—	$—	$—	$—
Commodity Risk		367,875	—	—	(30,999,795)	—	—	—

Equity Risk		4,196,019	299,727,974	—	—	—	2,037,921	470,862

	Net Realized and Unrealized Gain (Loss) on Swaps	$4,226,522	$299,727,974	$—	$(30,999,795)	$—	$2,037,921	$470,862

176	DoubleLine Funds Trust

March 31, 2019

		Change in Unrealized Appreciation (Depreciation) on Derivatives

Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund
Forward Contracts

Foreign Exchange Rate Risk	Net Realized and Unrealized Gain (Loss) on Forwards	$(803,859)	$—	$—	$—	$(659,220)	$(5,394,755)	$—
Futures Contracts
Foreign Exchange Rate Risk		$(55,240)	$—	$—	$—	$—	$—	$—
Equity Risk		1,399,796	—	—	—	—	—	—

Interest Rate Risk		653,068	—	148,684	—	—	—	—

	Net Realized and Unrealized Gain (Loss) on Futures	$1,997,624	$—	$148,684	$—	$—	$—	$—
Swap Contracts
Credit Risk		$(104)	$—	$—	$—	$—	$—	$—
Commodity Risk		92,270	—	—	2,416,726	—	—	—

Equity Risk		(492,963)	88,856,911	—	—	—	8,634,480	11,280,579

	Net Realized and Unrealized Gain (Loss) on Swaps	$(400,797)	$88,856,911	$—	$2,416,726	$—	$8,634,480	$11,280,579

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2019 the Trust held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$62,122	$40,441	$21,681	$—	$—	$21,681

Swap Contracts	2,694,139	—	2,694,139	2,422,902	—	271,237

	$2,756,261	$40,441	$2,715,820	$2,422,902	$—	$292,918

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$113,402	$40,441	$72,961	$—	$—	$72,961

Annual Report	March 31, 2019	177

Notes to Financial Statements (Cont.)	March 31, 2019

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$238,750,580	$10,507,432	$228,243,148	$223,687,775	$—	$4,555,373

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$10,507,432	$10,507,432	$—	$—	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$2,497,136	$12,546	$2,484,590	$—	$—	$2,484,590

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$12,546	$12,546	$—	$—	$—	$—

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$48,445	$48,445	$—	$—	$—	$—

Swap Contracts	3,216,080	—	3,216,080	2,676,029	—	540,051

	$3,264,525	$48,445	$3,216,080	$2,676,029	$—	$540,051

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$1,528,231	$48,445	$1,479,786	$1,298,907	$—	$180,879

DoubleLine Colony Real Estate and Income Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$11,280,579	$—	$11,280,579	$11,280,579	$—	$—

178	DoubleLine Funds Trust

March 31, 2019

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Prior to December 14, 2018, borrowings under this credit facility were made available up to $600,000,000. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually (weighted average rate of 4.65% for the year ended March 31, 2019).

The Bank has also made available to the DoubleLine Floating Rate Fund a committed credit facility. Prior to June 18, 2018, borrowings under this credit facility were made available up to $50,000,000. Effective June 18, 2018, the amount made available increased to $65,000,000. Subsequently, the amount made available increased to $100,000,000 on June 28, 2018. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually and the credit facility bears an unused commitment fee equal to 0.12% annually on the unused portion of the credit facility.

For the year ended March 31, 2019, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee

DoubleLine Emerging Markets Fixed Income Fund	$3,485,809	$14,810,000	$20,530	$—

DoubleLine Floating Rate Fund	$7,352,500	$10,824,000	$6,127	$107,353

DoubleLine Shiller Enhanced CAPE®	$3,835,000	$3,835,000	$1,065	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$1,627,556	$3,470,000	$1,829	$—

13.  Significant Shareholder Holdings

As of March 31, 2019 , a single beneficial shareholder otherwise unaffiliated with the Funds held 92% of the outstanding Class I shares of DoubleLine Colony Real Estate and Income Fund and 89% of DoubleLine Colony Real Estate and Income Fund’s total outstanding shares. That shareholder may be deemed to control the DoubleLine Colony Real Estate and Income Fund and a redemption of all or a substantial portion of that shareholder’s investment in DoubleLine Colony Real Estate and Income Fund may adversely affect its investment performance.

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see the Related and Other Party Transactions Note.

14.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

affiliated fund risk:  the risk that, due to its own financial interest or other business considerations, an Adviser will have an incentive to invest a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in

Annual Report	March 31, 2019	179

Notes to Financial Statements (Cont.)	March 31, 2019

lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, an Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk:  the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), Collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by an Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

commodities risk:  the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

confidential information access risk:  the risk that the intentional or unintentional receipt of material, non-public information by an Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate

180	DoubleLine Funds Trust

March 31, 2019

loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. In recent years, the U.S. has experienced historically low interest rates. However, as of the date of this report, interest rates have begun to rise, increasing the exposure of bond investors to the risks associated with rising interest rates.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

•

defaulted securities risk:  the risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by an Adviser, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

emerging market country risk:  the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries.

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

exchange-traded note risk:  the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•

financial services risk:  the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk:  the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a Fund

Annual Report	March 31, 2019	181

Notes to Financial Statements (Cont.)	March 31, 2019

that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by each Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk:  the risk that the portion of a Fund invested in instruments tied to an index or basket of commodities may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which a Fund invests may not correlate with the performance of the index or basket and will be reduced by transaction costs or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to enter into transactions at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, will be maintained indefinitely or that a Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

•

inflation-indexed bond risk:  the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk:  the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk:  the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk:  the risk that a recently formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit

182	DoubleLine Funds Trust

March 31, 2019

risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to a Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may be more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (ix) the Fund’s investments in loans may be subject to risks associated with collateral impairment or access and risks associated with investing in unsecured loans; (x) opportunities to invest in loans or certain types of loans, such as senior loans, may be limited; (xi) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•

market capitalization risk:  the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•

portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk:  the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

Annual Report	March 31, 2019	183

Notes to Financial Statements (Cont.)	March 31, 2019

•

real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•

reliance on each adviser:  the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk:  a Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument with respect to which a Fund has established a short position will result in a loss to the Fund.

•

sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•

tax risk:  in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk:  the risk that the valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value (“NAV”). Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

15.  Recently Issued Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the

184	DoubleLine Funds Trust

March 31, 2019

amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

16.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

Annual Report	March 31, 2019	185

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated), DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE® and DoubleLine Colony Real Estate and Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including schedules of investments—summary for DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund, and schedules of investments for DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated), DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE® and DoubleLine Colony Real Estate and Income Fund (sixteen of the funds constituting DoubleLine Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund
DoubleLine Total Return Bond Fund[1]
DoubleLine Core Fixed Income Fund[1]
DoubleLine Emerging Markets Fixed Income Fund[1]
DoubleLine Multi-Asset Growth Fund (Consolidated)[1]
DoubleLine Low Duration Bond Fund[1]
DoubleLine Floating Rate Fund[1]
DoubleLine Shiller Enhanced CAPE®[1]
DoubleLine Flexible Income Fund[1]
DoubleLine Low Duration Emerging Markets Fixed Income Fund[1]
DoubleLine Long Duration Total Return Bond Fund[1]
DoubleLine Strategic Commodity Fund (Consolidated)[1]
DoubleLine Global Bond Fund[1]
DoubleLine Infrastructure Income Fund[1]
DoubleLine Ultra Short Bond Fund[1]
DoubleLine Shiller Enhanced International CAPE®[1]
DoubleLine Colony Real Estate and Income Fund[2]

[1]	Statement of operations for the year ended March 31, 2019 and statement of changes in net assets for the years ended March 31, 2019 and 2018

[2]	Statement of operations and statement of changes in net assets for the period December 17, 2018 (commencement of operations) through March 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

186	DoubleLine Funds Trust

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Los Angeles, California

May 20, 2019

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

Annual Report	March 31, 2019	187

Shareholder Expenses	(Unaudited) March 31, 2019

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/18 through 3/31/2019. Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Colony Real Estate and Income Fund are multiplied by 104/365, which is based on the date of inception (December 17, 2018).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio*[1]	Beginning Account Value	Ending Account Value 3/31/19	Expenses Paid During Period*[1]	Ending Account Value 3/31/19	Expenses Paid During Period*[1]

DoubleLine Total Return Bond Fund	Class I	0.49%	$1,000	$1,038	$2.49	$1,022	$2.47

	Class N	0.74%	$1,000	$1,037	$3.76	$1,021	$3.73

DoubleLine Core Fixed Income Fund	Class I	0.42%	$1,000	$1,036	$2.13	$1,023	$2.12

	Class N	0.67%	$1,000	$1,035	$3.40	$1,022	$3.38

DoubleLine Emerging Markets Fixed Income Fund	Class I	0.89%	$1,000	$1,037	$4.52	$1,020	$4.48

	Class N	1.14%	$1,000	$1,036	$5.79	$1,019	$5.74

DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.03%	$1,000	$979	$5.08	$1,020	$5.19

	Class A	1.28%	$1,000	$978	$6.31	$1,019	$6.44

DoubleLine Low Duration Bond Fund	Class I	0.42%	$1,000	$1,019	$2.11	$1,023	$2.12

	Class N	0.67%	$1,000	$1,018	$3.37	$1,022	$3.38

DoubleLine Floating Rate Fund	Class I	0.65%	$1,000	$1,002	$3.24	$1,022	$3.28

	Class N	0.89%	$1,000	$1,001	$4.44	$1,020	$4.48

188	DoubleLine Funds Trust

(Unaudited) March 31, 2019

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio*[1]	Beginning Account Value	Ending Account Value 3/31/19	Expenses Paid During Period*[1]	Ending Account Value 3/31/19	Expenses Paid During Period*[1]

DoubleLine Shiller Enhanced CAPE®	Class I	0.55%	$1,000	$983	$2.72	$1,022	$2.77

	Class N	0.80%	$1,000	$983	$3.95	$1,021	$4.03

DoubleLine Flexible Income Fund	Class I	0.71%	$1,000	$1,018	$3.57	$1,021	$3.58

	Class N	0.96%	$1,000	$1,017	$4.83	$1,020	$4.84

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,035	$2.99	$1,022	$2.97

	Class N	0.84%	$1,000	$1,033	$4.26	$1,021	$4.23

DoubleLine Long Duration Total Return Bond Fund	Class I	0.65%	$1,000	$1,080	$3.37	$1,022	$3.28

	Class N	0.90%	$1,000	$1,080	$4.67	$1,020	$4.53

DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.10%	$1,000	$961	$5.38	$1,019	$5.54

	Class N	1.35%	$1,000	$959	$6.59	$1,018	$6.79

DoubleLine Global Bond Fund	Class I	0.55%	$1,000	$1,022	$2.77	$1,022	$2.77

	Class N	0.80%	$1,000	$1,020	$4.03	$1,021	$4.03

DoubleLine Infrastructure Income Fund	Class I	0.57%	$1,000	$1,039	$2.90	$1,022	$2.87

	Class N	0.81%	$1,000	$1,038	$4.12	$1,021	$4.08

DoubleLine Ultra Short Bond Fund	Class I	0.21%	$1,000	$1,012	$1.05	$1,024	$1.06

	Class N	0.46%	$1,000	$1,011	$2.31	$1,023	$2.32

DoubleLine Shiller Enhanced International CAPE®	Class I	0.60%	$1,000	$1,008	$3.00	$1,022	$3.02

	Class N	0.85%	$1,000	$1,007	$4.25	$1,021	$4.28

DoubleLine Colony Real Estate and Income Fund	Class I	0.61%	$1,000	$1,137	$1.86	$1,022	$3.07

	Class N	0.87%	$1,000	$1,135	$2.65	$1,021	$4.38

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Colony Real Estate and Income Fund are multiplied by 104/365, which is based on the date of inception (December 17, 2018).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Annual Report	March 31, 2019	189

Growth of Investment	(Unaudited) March 31, 2019

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	5 Year	Since Inception (4/6/2010)

DoubleLine Total Return Bond Fund Class I	4.31%	3.25%	5.91%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.74%	3.41%

DoubleLine Total Return Bond Fund Class N	4.05%	3.02%	5.65%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

190	DoubleLine Funds Trust

(Unaudited) March 31, 2019

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	5 Year	Since Inception (6/1/2010)

DoubleLine Core Fixed Income Fund Class I	3.71%	3.27%	5.05%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.74%	3.18%

DoubleLine Core Fixed Income Fund Class N	3.45%	3.01%	4.78%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2019	191

Growth of Investment (Cont.)	(Unaudited) March 31, 2019

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	5 Year	Since Inception (4/6/2010)

DoubleLine Emerging Markets Fixed Income Fund Class I	3.52%	4.39%	5.57%

JP Morgan Emerging Markets Bond Index Global Diversified	4.21%	5.44%	6.32%

DoubleLine Emerging Markets Fixed Income Fund Class N	3.16%	4.13%	5.31%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan Emerging Markets Bond Index Global Diversified—This index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt supplies by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the Emerging Markets Bond Global Diversified are identical to those covered by EMBI Global. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

192	DoubleLine Funds Trust

(Unaudited) March 31, 2019

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	5 Year	Since Inception (12/20/2010)

DoubleLine Multi-Asset Growth Fund Class I	0.42%	4.56%	3.97%

S&P 500® Index	9.50%	10.91%	12.77%

Blended Benchmark Unhedged	1.64%	4.40%	5.61%

Blended Benchmark USD Hedged	3.77%	5.48%	6.38%

DoubleLine Multi-Asset Growth Fund (with load) Class A	(4.18)%	3.40%	3.15%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Blended Benchmark—The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%) Hedged to USD. The MSCI ACWI is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index Hedged to USD represent measures of global investment grade debt from twenty-four local currency markets. These multi-currency benchmarks include treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Returns on the Bloomberg Barclays Global Aggregate Bond Index are calculated on a currency unhedged basis; returns on the Bloomberg Barclays Global Aggregate Bond Index Hedged to USD are calculated on a currency hedged basis in U.S. dollars.

Annual Report	March 31, 2019	193

Growth of Investment (Cont.)	(Unaudited) March 31, 2019

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	5 Year	Since Inception (9/30/2011)

DoubleLine Low Duration Bond Fund Class I	3.13%	2.14%	2.34%

ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index	2.72%	0.98%	0.80%

Bloomberg Barclays U.S. Aggregate 1-3 Year Index	3.05%	1.24%	1.16%

DoubleLine Low Duration Bond Fund Class N	2.87%	1.89%	2.08%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

The Bloomberg Barclays U.S. Aggregate 1-3 Year Index is the 1-3 year component of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with the index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

194	DoubleLine Funds Trust

(Unaudited) March 31, 2019

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	5 Year	Since Inception (2/1/2013)

DoubleLine Floating Rate Fund Class I	2.15%	2.97%	3.04%

S&P/LSTA Leveraged Loan Index	2.97%	3.62%	3.82%

DoubleLine Floating Rate Fund Class N	1.99%	2.72%	2.82%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

S&P/LSTA Leveraged Loan Index—The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2019	195

Growth of Investment (Cont.)	(Unaudited) March 31, 2019

DoubleLine Shiller Enhanced CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	5 Year	Since Inception (10/31/2013)

DoubleLine Shiller Enhanced CAPE® Class I	11.78%	14.23%	14.66%

S&P 500® Index	9.50%	10.91%	11.53%

Shiller Barclays CAPE® U.S. Sector TR USD Index	11.91%	13.60%	13.84%

DoubleLine Shiller Enhanced CAPE® Class N	11.59%	13.95%	14.38%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Shiller Barclays CAPE® U.S. Sector TR USD Index—The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The Index aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

196	DoubleLine Funds Trust

(Unaudited) March 31, 2019

DoubleLine Flexible Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	Since Inception (4/7/2014)

DoubleLine Flexible Income Fund Class I	2.95%	3.35%

LIBOR USD 3 Month	2.51%	1.10%

ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index	3.69%	1.68%

DoubleLine Flexible Income Fund Class N	2.59%	3.08%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

LIBOR USD 3 Month —London Interbank Offered Rate (LIBOR) is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index—The index is a subset of The BofA Merrill Lynch Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The BofA Merrill Lynch Eurodollar Index tracks the performance of US dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch). The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2019	197

Growth of Investment (Cont.)	(Unaudited) March 31, 2019

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	Since Inception (4/7/2014)

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class I	4.22%	2.90%

JP Morgan CEMBI Broad Diversified 1-3 Year index	4.35%	3.45%

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class N	3.93%	2.66%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan CEMBI Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US denominated emerging market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

198	DoubleLine Funds Trust

(Unaudited) March 31, 2019

DoubleLine Long Duration Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	Since Inception (12/15/2014)

DoubleLine Long Duration Total Return Bond Fund Class I	4.77%	2.89%

Bloomberg Barclays U.S. Long Government/Credit Index	5.24%	3.60%

DoubleLine Long Duration Total Return Bond Fund Class N	4.61%	2.64%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Long Government/Credit Index—This index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2019	199

Growth of Investment (Cont.)	(Unaudited) March 31, 2019

DoubleLine Strategic Commodity Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	Since Inception (5/18/2015)

DoubleLine Strategic Commodity Fund Class I	(2.59)%	1.07%

Bloomberg Commodity Index Total Return	(5.25)%	(5.53)%

DoubleLine Strategic Commodity Fund Class N	(2.97)%	0.76%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Commodity Index Total Return—This index is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

200	DoubleLine Funds Trust

(Unaudited) March 31, 2019

DoubleLine Global Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	Since Inception (12/17/2015)

DoubleLine Global Bond Fund Class I	(2.80)%	1.76%

FTSE World Government Bond Index	(1.57)%	3.12%

DoubleLine Global Bond Fund Class N	(3.08)%	1.50%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

FTSE World Government Bond Index—This index measures the performance of fixed-rate, local currency and investment grade sovereign bonds. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2019	201

Growth of Investment (Cont.)	(Unaudited) March 31, 2019

DoubleLine Infrastructure Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	Since Inception (4/1/2016)

DoubleLine Infrastructure Income Fund Class I	4.47%	3.42%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.04%

DoubleLine Infrastructure Income Fund Class N	4.17%	3.16%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

202	DoubleLine Funds Trust

(Unaudited) March 31, 2019

DoubleLine Ultra Short Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	Since Inception (6/30/2016)

DoubleLine Ultra Short Bond Fund Class I	2.32%	1.45%

ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index	2.12%	1.28%

DoubleLine Ultra Short Bond Fund Class N	2.18%	1.21%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index—This index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2019	203

Growth of Investment (Cont.)	(Unaudited) March 31, 2019

DoubleLine Shiller Enhanced International CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	Since Inception (12/23/2016)

DoubleLine Shiller Enhanced International CAPE® Class I	(1.13)%	7.65%

MSCI Europe Net Return USD Index	(3.72)%	8.33%

DoubleLine Shiller Enhanced International CAPE® Class N	(1.29)%	7.40%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

MSCI Europe Net Return USD Index—This index captures large and mid cap representation across 15 Developed Markets (DM) countries in Europe. With 446 constituents, the index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

204	DoubleLine Funds Trust

(Unaudited) March 31, 2019

DoubleLine Colony Real Estate and Income Fund

Value of a $100,000 Investment

Class I Shares1

Since Inception Total Returns1

As of March 31, 2019

Since Inception (12/17/2018)

DoubleLine Colony Real Estate and Income Fund Class I	13.69%

Dow Jones U.S. Select REIT Total Return Index	12.32%

DoubleLine Colony Real Estate and Income Fund Class N	13.53%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Dow Jones U.S. Select REIT Total Return Index—This index is designed to measure the performance of publicly traded real estate securities. The index is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The Dow Jones U.S. Select Real Estate Securities Index (RESI) seeks to measure equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded in the U.S. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2019	205

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2019

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At an in-person meeting in February 2019, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds (the “Funds”) approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and to DoubleLine Alternatives LP.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2019 meeting with management and at meetings held earlier in February outside the presence of management specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet over the course of the year with investment advisory, compliance, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds and the investment program, performance, and operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong overall demand for products managed by DoubleLine.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared each open-end Fund’s net management fee ratio and net total expense ratio (Class I shares)

206	DoubleLine Funds Trust

(Unaudited) March 31, 2019

against its Strategic Insight peer group, and each open-end Fund’s performance records (Class I shares) for the three-month, six-month, and one-year periods and, where applicable, the three- and five-year periods ended December 31, 2018 against its Morningstar category. The Independent Trustees met with Strategic Insight representatives to review Strategic Insight’s selection of peer groups, including the factors Strategic Insight considers in assembling peer groups of funds for the various Funds.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each open-end Fund with a sufficiently long track record, other than DoubleLine Floating Rate Fund, DoubleLine Global Bond Fund (“Global Bond”), DoubleLine Long Duration Total Return Bond Fund (“Long Duration Total Return”), and DoubleLine Low Duration Emerging Markets Fixed Income Fund (“Low Duration EMFI”), was in the first or second performance quartile relative to its respective Morningstar category for the three-year period ended December 31, 2018. The performance of all of the Funds that did not achieve that level of performance for the three-year period improved to the first or second quartile for the one-year period ended December 31, 2018, with the exception of Global Bond, which was in the third performance quartile for the one-year period. The Trustees considered specific factors cited by DoubleLine for any relative underperformance of the open-end Funds, which in most cases resulted from decisions of the Funds’ portfolio management team as to the overall positioning and strategy of the Funds. The Trustees also considered information Strategic Insight provided regarding challenges it encountered in assembling a peer group of funds with similar investment strategies for Long Duration Total Return, in light of its focus on mortgage-related securities, and Low Duration EMFI, in light of the very limited number of other funds with principal investment strategies calling for investing in a portfolio of emerging market debt with a low duration.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ expenses and advisory fees, noting that the reports showed that each open-end Fund, other than DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), DoubleLine Multi-Asset Growth Fund (“MAG”), Long Duration Total Return, and DoubleLine Strategic Commodity Fund (“Strategic Commodity”), had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that, although EMFI’s net total expense ratio was in the third comparative quartile, it was within two basis points of its peer group median, and that the net total expense ratios of MAG, Long Duration Total Return, and Strategic Commodity were below those of several of their respective peers.

The Trustees considered each open-end Fund that had a net management fee ratio in the third or fourth quartile of its peer group: DoubleLine Total Return Bond Fund, EMFI, MAG, DoubleLine Flexible Income Fund, Long Duration Total Return, Global Bond, Strategic Commodity, and DoubleLine Infrastructure Income Fund (“Infrastructure Income”). In respect of Global Bond, the Trustees noted that its net management fee was within a basis point of its peer group median. Concerning Infrastructure Income and Long Duration Total Return, the Trustees considered Strategic Insight’s statement that those Funds did not have a group of peer funds with a similar focus on infrastructure-related bonds and mortgage-related securities, respectively. The Trustees noted that, in the case of EMFI and MAG, a number of their peers had higher net management fees.

As to the Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee ratio and net total expense ratio were shown in the Strategic Insight Reports to be higher than the median of the Fund’s peer group. The Trustees noted DBL’s favorable relative long-term performance, with its performance ranking in the second quartile of its Morningstar peer group for the five-year period ended December 31, 2018. They also noted its less favorable performance over the three- and one-year periods ending December 31, 2018. The Trustees considered DoubleLine’s explanation for DBL’s recent underperformance, including its focus on investment in mortgage-backed securities and its more limited exposure to credit risk than many of its more diversified peers.

As to the Income Solutions Fund (“DSL”), the Trustees noted that DSL was shown in the Strategic Insight Reports to have performed in the first quartile of its Morningstar peer group over the one-, three-, and five-year periods ended December 31, 2018. They noted that DSL’s net management fee ratio and net total expense ratio were higher than the median of its peer group. In evaluating the comparative net management fee and net total expense ratio of DSL, the Trustees considered DSL’s favorable relative performance and DoubleLine’s statement that the Fund’s fees reflect the experience and expertise DoubleLine brings to managing the Fund. The Trustees noted that both DBL and DSL had employed leverage for the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature, extent, and

Annual Report	March 31, 2019	207

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2019

structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative performance of the Funds, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered DoubleLine’s statement that it is continuing to invest in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees noted that a number of the open-end Funds had achieved significant size. The Trustees considered management’s view that the net management fee rates of the open-end Funds with significant size are consistent with DoubleLine’s general pricing philosophy of agreeing upon a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. They noted DoubleLine’s statements that approach has facilitated the open-end Funds’ asset-raising efforts and allowed the open-end Funds to compete from inception with peer funds with, in some cases, larger asset bases. The Trustees further noted that DoubleLine was still subsidizing the expenses of a number of the Funds, with the prospect of recouping those fees at a later date. The Trustees also noted DoubleLine’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure. The Trustees considered management’s statements among others that, although mutual fund advisory fees have trended downward over time, reducing, for example, the pricing advantage that certain of the Funds had previously enjoyed, the Funds remain fairly priced.

With regard to DBL and DSL, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. They noted DoubleLine’s view that the levels of its profitability in respect of DBL and DSL are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and, with respect to a number of Funds, lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s

208	DoubleLine Funds Trust

(Unaudited) March 31, 2019

performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

DoubleLine Colony Real Estate and Income Fund

At the November 15, 2018 meeting of the Board of Trustees (the “Trustees”) of DoubleLine Funds Trust (the “Trust”), the Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) voting separately, approved the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of DoubleLine Colony Real Estate and Income Fund (the “Fund”), and DoubleLine Alternatives LP (“DoubleLine Alternatives”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between DoubleLine Capital LP (“DoubleLine Capital”), DoubleLine Alternatives, and, solely with respect to Section 7 thereof, the Trust on behalf of the Fund. This summary describes a number, but not necessarily all, of the most important factors considered by the Trustees and the Independent Trustees. In this summary, the Sub-Advisory Agreement and the Advisory Agreement are sometimes referred to collectively as the “Agreements”; DoubleLine Capital and DoubleLine Alternatives are sometimes referred to collectively as the “Advisers” or “DoubleLine.”

The Trustees considered a wide range of materials, including information provided to the Trustees in connection with their duties as Trustees of the other funds within the Trust and in connection with their consideration of the renewal of the advisory contracts between the Advisers and the other funds within the Trust, which at that time had last occurred at the February 2018 meeting. The Trustees noted that they would consider the Agreements and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations, as well as the information gathered over the course of the year. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees’ determination to approve the Agreements was based on an evaluation of all of the information provided to them. The Trustees noted that the Trust was proposed to be a party to the Sub-Advisory Agreement solely for purposes of providing the same indemnification by the Fund that DoubleLine Capital receives from other funds within the Trust when it serves directly as investment adviser to such funds. The Trustees noted that the non-fee terms of the Agreements were substantially similar to the investment management agreements in effect for the most recently launched funds within the Trust. The Trustees considered that, under the Sub-Advisory Agreement, DoubleLine Capital would manage the Fund’s fixed income portfolio as sub-adviser and provide other services related to that portion of the portfolio, and DoubleLine Alternatives would perform all other functions contemplated by the Advisory Agreement. In their evaluation of the services provided by DoubleLine and the Fund’s contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong overall demand for products managed by DoubleLine.

The Trustees considered that, similar to the design of DoubleLine Shiller Enhanced CAPE® (“CAPE”) and DoubleLine Shiller Enhanced International CAPE® (together with CAPE, the “CAPE Funds”), the Fund would consist of a fixed income component combined with investment exposure to an equity index – the Colony Capital Fundamental US Real Estate Index (the “Index”) – that DoubleLine Alternatives expected to achieve through swaps. The Trustees considered DoubleLine’s experience in managing the CAPE Funds and noted that the proposed portfolio managers of the Fund were the same as those of the CAPE Funds. The Trustees considered the qualifications, experience, and responsibilities of the proposed portfolio management team of the Fund and other key personnel who would be involved in the day-to-day investment activities of the Fund. The Trustees considered DoubleLine Capital’s experience in managing fixed income portfolios generally. They also considered the portfolio management team’s experience managing swaps, including index-based swaps, and DoubleLine’s experience more generally trading and valuing those instruments.

The Trustees considered that DoubleLine Alternatives would provide a variety of services to the Fund in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Fund’s other service providers. The Trustees also considered the nature, extent, and structure of

Annual Report	March 31, 2019	209

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2019

the compliance procedures and the trading capabilities of DoubleLine Alternatives and DoubleLine Capital. The Trustees concluded that it appeared that the Advisers would have, or have available to them, sufficient quality and depth of personnel, resources, and investment methods, and would have compliance policies and procedures essential to performing their duties under the proposed Agreements and that the nature, overall quality, and extent of the management services to be provided to the Fund appeared likely to be satisfactory and reliable. They also considered the possible effects of adding an additional fund to the Trust on the capacities of the Advisers.

The Trustees then turned to the proposed structure and level of the advisory fee to be paid under the Advisory Agreement and of the sub-advisory fee to be paid under the Sub-Advisory Agreement. The Trustees noted that the latter would be paid to DoubleLine Capital by DoubleLine Alternatives, not by the Fund directly. The Trustees considered that DoubleLine Alternatives anticipated launching the Fund with two classes of shares and noted the overall fee structure and expense caps proposed for the Fund. The Trustees considered relative expense information (Class I shares) provided by Strategic Insight, an Asset International Company (“Strategic Insight”). In considering the expense peer group information presented, the Trustees took into account the information orally provided during the meeting by representatives of Strategic Insight who participated in the analysis of the peer funds selected by Strategic Insight. In this regard, the Trustees considered Strategic Insight’s representation that it is somewhat difficult to develop an entirely suitable expense peer group for the Fund, because of the limited number of other funds that focus on investments related to real estate investment trusts (“REITs”). However, the Trustees noted that the information provided by Strategic Insight indicated that the Fund’s proposed advisory fee under the Advisory Agreement was, on a contractual basis, the lowest in the peer group, and, on a net basis, after taking into account management fee waivers and/or fund expense reimbursements, was in the first quartile of the peer group. The Trustees also noted that the information showed that the Fund’s anticipated net expense ratio for Class I shares, based on the expense cap DoubleLine Alternatives proposed for the Fund, was the lowest in the peer group.

The Trustees reviewed information as to general estimates of the Advisers’ profitability from managing the Fund during the proposed initial term, taking into account both the direct and the indirect benefits to the Advisers. The Trustees considered information provided by the Advisers as to the methods they use, and the assumptions they make, in calculating their profitability. The Trustees also considered in this regard DoubleLine Alternatives’ significant investment in sponsoring, forming, registering, and promoting the Fund during its start-up period and the related risks of those activities. The Trustees noted other benefits that could potentially be received by the Advisers and their affiliates as a result of the Advisers’ relationship with the Fund, including possible ancillary benefits to the Advisers’ institutional investment management business due to the reputation and market penetration of the Fund. The Trustees considered DoubleLine Alternatives’ representation that it had proposed an advisory fee designed to cause the Fund to have a competitive fee structure even at low asset levels and that, in DoubleLine Alternatives’ belief, the proposed advisory fee reflected reasonably foreseeable economies of scale that the Advisers might experience as the Fund’s assets grow during the proposed initial term. The Trustees considered that DoubleLine Alternatives was also implementing an expense cap for each share class of the Fund that would limit the overall expense ratio of the Fund during the proposed initial term of the Agreements. In light of all of the information evaluated, including relevant information received from the Advisers in prior meetings concerning other funds within the Trust, the Trustees concluded that the Advisers’ profit from managing the Fund would likely not be excessive in the start-up period and that it did not appear appropriate at this time to consider the implementation of breakpoints in the advisory fee.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreements for the proposed initial term.

210	DoubleLine Funds Trust

Federal Tax Information	(Unaudited) March 31, 2019

For the fiscal year ended March 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.01%

DoubleLine Emerging Markets Fixed Income Fund	0.13%

DoubleLine Multi-Asset Growth Fund (Consolidated)	10.80%

DoubleLine Low Duration Bond Fund	0.01%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.09%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2019 was as follows:

Dividends Received Deduction

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	3.69%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

Annual Report	March 31, 2019	211

Federal Tax Information (Cont.)	(Unaudited) March 31, 2019

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2019 for each Fund was as follows:

Qualified Short-Term Gains

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	4.59%

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	5.17%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	2.72%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.52%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	1.53%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2019 for each Fund was as follows:

Qualified Interest Income

DoubleLine Total Return Bond Fund	100.00%

DoubleLine Core Fixed Income Fund	77.73%

DoubleLine Emerging Markets Fixed Income Fund	0.47%

DoubleLine Multi-Asset Growth Fund (Consolidated)	33.41%

DoubleLine Low Duration Bond Fund	78.10%

DoubleLine Floating Rate Fund	97.94%

DoubleLine Shiller Enhanced CAPE®	82.85%

DoubleLine Flexible Income Fund	73.41%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	4.33%

DoubleLine Long Duration Total Return Bond Fund	100.00%

DoubleLine Strategic Commodity Fund (Consolidated)	62.59%

DoubleLine Global Bond Fund	23.38%

DoubleLine Infrastructure Income Fund	67.81%

DoubleLine Ultra Short Bond Fund	81.62%

DoubleLine Shiller Enhanced International CAPE®	62.42%

DoubleLine Colony Real Estate and Income Fund	39.51%

DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE® designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), $573,680,725 and $4,460,272, respectively.

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

212	DoubleLine Funds Trust

Trustees and Officers	(Unaudited) March 31, 2019

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite / Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	20	None

John C. Salter, 1957	Trustee	Indefinite / Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	20	None

Raymond B. Woolson, 1958	Trustee	Indefinite / Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	20	Independent Trustee, Advisors Series Trust (an open- end investment company with 42 portfolios)(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of the Adviser and hold direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Trust.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite / Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	18	None

Ronald R. Redell, 1970	President and Trustee	Indefinite/ President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019 and Executive from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	20	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

Annual Report	March 31, 2019	213

Trustees and Officers (Cont.)	(Unaudited) March 31, 2019

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital. Formerly, Southern Wholesaler, DoubleLine Capital. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Youse Guia, 1972	Chief Compliance Indefinite/Since March 2018 Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi- Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2011; Indefinite/Secretary Since July 2018	Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

214	DoubleLine Funds Trust

(Unaudited) March 31, 2019

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	AML Officer and Vice President	Indefinite/AML Officer Since May 2016; Indefinite/Vice President Since May 2017	Anti-Money Laundering Officer, DoubleLine Funds Trust (since May 2016); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Equity LP and DoubleLine Alternatives LP (since March 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Legal/Compliance, Batterymarch Financial Management, Inc. (From June 2011 to December 2012).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

Annual Report	March 31, 2019	215

Information About Proxy Voting	(Unaudited) March 31, 2019

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC website at www.sec.gov.

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

216	DoubleLine Funds Trust

Privacy Policy	(Unaudited) March 31, 2019

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

Annual Report	March 31, 2019	217

Privacy Policy (Cont.)	(Unaudited) March 31, 2019

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

218	DoubleLine Funds Trust

DoubleLine Capital LP DoubleLine Alternatives LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Advisers:

DoubleLine Capital LP and

DoubleLine Alternatives LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-ANNUAL-DFT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$1,004,260	$956,046
Audit-Related Fees	$900	$900
Tax Fees	$209,136	$196,670
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	$209,136	$196,670
Registrant’s Investment Adviser	$1,034,479	$1,426,605

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund’s and DoubleLine Core Fixed Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

DoubleLine Total Return Bond Fund

Schedule of Investments

March 31, 2019

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 3.9%
3,418,387	Americredit Automobile Receivables Trust, Series 2018-3-A1	2.71%		11/18/2019	3,418,249
20,000,000	Americredit Automobile Receivables Trust, Series 2019-1-A1	2.66%		03/18/2020	19,999,136
31,846,875	Applebee's Funding LLC, Series 2014-1-A2	4.28%	^	09/05/2044	32,005,568
16,676,972	Aqua Finance Trust, Series 2017-A-A	3.72%	^	11/15/2035	16,545,473
17,788,750	CAL Funding Ltd., Series 2018-1A-A	3.96%	^	02/25/2043	17,945,077
3,952,244	Capital Auto Receivables Asset Trust, Series 2018-2-A1	2.70%	^	11/20/2019	3,951,458
14,000,000	Carvana Auto Receivables Trust, Series 2019-1A-A1	2.71%	^	03/16/2020	14,035,994
32,609,382	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	32,810,810
46,019,262	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	46,098,875
17,608,599	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13%	^	06/15/2043	17,863,025
1,535,755	Citi Held For Asset Issuance, Series 2015-PM1-C	5.01%	^	12/15/2021	1,536,478
7,304,466	Citi Held For Asset Issuance, Series 2015-PM2-C	5.96%	^	03/15/2022	7,313,116
33,953,698	CLI Funding LLC, Series 2018-1A-A	4.03%	^	04/18/2043	34,242,906
27,308,588	Coinstar Funding LLC, Series 2017-1A-A2	5.22%	^	04/25/2047	27,860,032
13,068,867	Colony American Finance Ltd., Series 2016-1-A	2.54%	^	06/15/2048	12,903,237
5,855,345	Commonbond Student Loan Trust, Series 2015-A-A	3.20%	^	06/25/2032	5,862,371
11,872,795	Commonbond Student Loan Trust, Series 2016-A-A1	3.32%	^	05/25/2040	11,909,856
15,693,000	Consumer Installment Loan Trust, Series 2018-6-PT	10.37%	# ^	06/17/2041	15,730,143
21,000,000	Credit Acceptance Auto Loan Trust, Series 2017-3A-A	2.65%	^	06/15/2026	20,937,817
41,000,000	Credit Acceptance Auto Loan Trust, Series 2018-1A-A	3.01%	^	02/16/2027	41,047,277
16,320,000	DB Master Finance LLC, Series 2015-1A-A2II	3.98%	^	02/20/2045	16,338,350
8,000,000	DB Master Finance LLC, Series 2019-1A-A2I	3.79%	^	05/20/2049	8,089,736
13,610,000	Drive Auto Receivables Trust, Series 2017-3-C	2.80%		07/15/2022	13,609,996
6,559,288	Drive Auto Receivables Trust, Series 2019-1-A1	2.78%		01/15/2020	6,559,137
23,000,000	Drive Auto Receivables Trust, Series 2019-2-A1	2.65%		03/16/2020	22,998,480
3,072,435	DT Auto Owner Trust, Series 2017-3A-B	2.40%	^	05/17/2021	3,070,941
8,996,308	Earnest Student Loan Program LLC, Series 2016-B-A2	3.02%	^	05/25/2034	8,965,928
11,690,014	Earnest Student Loan Program LLC, Series 2016-D-A2	2.72%	^	01/25/2041	11,642,036
59,236,662	ECAF Ltd., Series 2015-1A-A2	4.95%	^	06/15/2040	60,259,324
5,916,573	Element Rail Leasing LLC, Series 2016-1A-A1	3.97%	^	03/19/2046	5,993,476
16,000,000	Enterprise Fleet Financing LLC, Series 2019-1-A1	2.70%	^	03/23/2020	16,026,928
6,640,049	Falcon Aerospace Ltd., Series 2017-1-A	4.58%	^	02/15/2042	6,708,468
2,491,468	Ford Credit Auto Lease Trust, Series 2017-A-A3	1.88%		04/15/2020	2,489,956
6,013,090	Foundation Finance Trust, Series 2016-1A-A	3.96%	^	06/15/2035	6,036,175
13,750,000	Foundation Finance Trust, Series 2019-1A-A	3.86%	^	11/15/2034	13,814,859
805,299	Foursight Capital Automobile Receivables Trust, Series 2018-2-A1	2.74%	^	11/15/2019	805,164
25,999,875	Global SC Finance Ltd., Series 2018-1A-A	4.29%	^	05/17/2038	26,548,275
27,156,566	GM Financial Automobile Leasing Trust, Series 2018-1-A2A	2.39%		04/20/2020	27,133,288
39,373,273	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	39,283,896
7,627,040	HERO Funding Trust, Series 2016-3A-A2	3.91%	^	09/20/2042	7,755,027
18,690,468	HERO Funding Trust, Series 2016-4A-A2	4.29%	^	09/20/2047	19,098,315
13,730,769	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46%	^	12/15/2038	14,090,213
62,843,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	^	07/30/2047	64,793,244
12,000,000	Kabbage Funding LLC, Series 2019-1-A	3.83%	^	03/15/2024	12,081,352
21,750,000	Kabbage Funding LLC, Series 2019-1-B	4.07%	^	03/15/2024	21,852,506
8,335,619	Kestrel Aircraft Funding Ltd., Series 2018-1A-A	4.25%	^	12/15/2038	8,343,929
82,135,417	Labrador Aviation Finance Ltd., Series 2016-1A-A1	4.30%	^	01/15/2042	83,169,419
11,000,000	Lendmark Funding Trust, Series 2017-2A-A	2.80%	^	05/20/2026	10,933,177
20,200,517	Mariner Finance Issuance Trust, Series 2017-AA-A	3.62%	^	02/20/2029	20,247,255
88,793	MarketPlace Loan Trust, Series 2015-CB1-A	4.00%	^	07/15/2021	88,779
873,176	MarketPlace Loan Trust, Series 2015-LD1-A	4.00%	^	12/15/2021	873,386
473,379	Marlette Funding Trust, Series 2017-2A-A	2.39%	^	07/15/2024	473,275
1,698,589	Marlette Funding Trust, Series 2017-3A-A	2.36%	^	12/15/2024	1,696,281
6,715,176	Marlette Funding Trust, Series 2018-1A-A	2.61%	^	03/15/2028	6,703,955
12,608,331	Marlette Funding Trust, Series 2018-4A-A	3.71%	^	12/15/2028	12,698,259
31,870,093	Mosaic Solar Loan Trust, Series 2017-2A-A	3.82%	^	06/22/2043	31,798,803
19,509,351	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01%	^	06/22/2043	19,618,057
25,094,718	Mosaic Solar Loan Trust, Series 2018-2GS-A	4.20%	^	02/22/2044	25,464,351
4,500,000	Mosaic Solar Loan Trust, Series 2019-1A-A	4.37%	^	12/21/2043	4,590,495
23,000,000	Navient Private Education Loan Trust, Series 2017-A-B	3.91%	^	12/16/2058	22,949,954
30,000,000	Navient Private Education Loan Trust, Series 2018-BA-B	4.13%	^	12/15/2059	30,763,998
9,351,368	Newtek Small Business Loan Trust, Series 2018-1-A (1 Month LIBOR USD + 1.70%)	4.19%	^	02/25/2044	9,357,628
9,301,564	OneMain Financial Issuance Trust, Series 2016-2A-A	4.10%	^	03/20/2028	9,327,278
75,000,000	OneMain Financial Issuance Trust, Series 2017-1A-A1	2.37%	^	09/14/2032	74,436,622
16,767,492	Oxford Finance Funding LLC, Series 2016-1A-A	3.97%	^	06/17/2024	16,846,376
12,500,000	Oxford Finance Funding LLC, Series 2019-1A-A2	4.46%	^	02/15/2027	12,655,770
4,000,000	Progress Residential Trust, Series 2016-SFR2-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.98%	^	01/17/2034	4,009,045
1,653,744	Prosper Marketplace Issuance Trust, Series 2018-1A-A	3.11%	^	06/17/2024	1,654,392
18,674,974	Renew, Series 2017-2A-A	3.22%	^	09/22/2053	18,530,280
11,879,225	Santander Drive Auto Receivables Trust, Series 2017-2-B	2.21%		10/15/2021	11,866,153
505,682	Santander Drive Auto Receivables Trust, Series 2018-5-A1	2.63%		11/15/2019	505,604
16,588,084	Santander Drive Auto Receivables Trust, Series 2019-1-A1	2.72%		02/18/2020	16,588,969
20,328,524	SCF Equipment Leasing LLC, Series 2017-2A-A	3.41%	^	12/20/2023	20,382,125
32,796,573	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	^	10/15/2042	33,209,744
2,040,450	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26%	^	08/25/2025	2,046,828
18,750,000	SoFi Consumer Loan Program LLC, Series 2017-6-A2	2.82%	^	11/25/2026	18,680,704
4,511,401	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09%	^	10/27/2025	4,516,844
17,386,782	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28%	^	02/25/2026	17,437,626
4,162,590	SoFi Consumer Loan Program Trust, Series 2017-5-A1	2.14%	^	09/25/2026	4,152,121
10,000,000	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78%	^	09/25/2026	9,972,118
6,161,215	SoFi Consumer Loan Program Trust, Series 2017-6-A1	2.20%	^	11/25/2026	6,144,880
3,651,968	SoFi Consumer Loan Program Trust, Series 2018-1-A1	2.55%	^	02/25/2027	3,642,724
4,259,011	SoFi Consumer Loan Program Trust, Series 2018-2-A1	2.93%	^	04/26/2027	4,255,487
8,484,234	SoFi Consumer Loan Program Trust, Series 2018-4-A	3.54%	^	11/26/2027	8,544,734
11,253,438	SoFi Professional Loan Program, Series 2016-A-A2	2.76%	^	12/26/2036	11,182,666
20,000,000	SoFi Professional Loan Program, Series 2017-E-B	3.49%	^	11/26/2040	19,784,194
13,000,000	SoFi Professional Loan Program, Series 2017-E-C	4.16%	^	11/26/2040	13,234,406
22,800,000	SoFi Professional Loan Program, Series 2018-A-B	3.61%	^	02/25/2042	23,008,438
18,000,000	SoFi Professional Loan Program, Series 2018-B-BFX	3.83%	^	08/25/2047	18,349,103
9,759,837	SoFi Professional Loan Program, Series 2019-A-A1FX	3.18%	^	06/15/2048	9,795,491
51,981,436	SpringCastle America Funding LLC, Series 2016-AA-A	3.05%	^	04/25/2029	51,980,781
10,573,647	Springleaf Funding Trust, Series 2016-AA-A	2.90%	^	11/15/2029	10,559,741
71,750,000	Springleaf Funding Trust, Series 2017-AA-A	2.68%	^	07/15/2030	71,216,273
33,634,553	Sprite Ltd., Series 2017-1-A	4.25%	^	12/15/2037	33,836,327
2,626,661	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32%	^	06/15/2028	2,663,306
25,354,769	STARR Ltd., Series 2018-1-A	4.09%	^	05/15/2043	25,520,158
14,862,256	Sunnova Helios II Issuer LLC, Series 2018-1A-A	4.87%	^	07/20/2048	15,518,930
28,927,500	Taco Bell Funding LLC, Series 2018-1A-A2I	4.32%	^	11/25/2048	29,799,664
3,892,000	TAL Advantage LLC, Series 2013-2A-A	3.55%	^	11/20/2038	3,890,367
4,520,851	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72%	^	05/20/2042	4,519,423
4,139,113	Triton Container Finance LLC, Series 2017-1A-A	3.52%	^	06/20/2042	4,126,513
23,400,000	Triton Container Finance LLC, Series 2018-1A-A	3.95%	^	03/20/2043	23,694,671
41,625,000	Triton Container Finance LLC, Series 2018-2A-A	4.19%	^	06/22/2043	42,312,687
17,212,443	Upgrade Receivables Trust, Series 2018-1A-A	3.76%	^	11/15/2024	17,263,536
18,000,000	Upstart Securitization Trust 2019-1, Series 2019-1-A	3.45%	^	04/20/2026	18,030,217
565,091	Upstart Securitization Trust, Series 2017-2-A	2.51%	^	03/20/2025	564,746
17,903,917	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07%	^	02/16/2043	18,191,131
21,926,667	Vantage Data Centers Issuer LLC, Series 2018-2A-A2	4.20%	^	11/16/2043	22,447,798
18,723,503	Vivint Colar Financing LLC, Series 2018-1A-A	4.73%	^	04/30/2048	19,437,003
307,249	Westlake Automobile Receivables Trust, Series 2018-3A-A1	2.53%	^	09/16/2019	307,195
23,533,922	Westlake Automobile Receivables Trust, Series 2019-1A-A1	2.77%	^	02/18/2020	23,536,720
5,908,528	World Omni Select Auto Trust, Series 2018-1A-A1	2.78%	^	11/15/2019	5,908,985
11,400,000	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61%	^	10/15/2038	11,397,583

Total Asset Backed Obligations (Cost $1,944,936,920)					1,961,317,446

Collateralized Loan Obligations - 5.1%
10,000,000	Adams Mill Ltd., Series 2014-1A-C1R (3 Month LIBOR USD + 2.35%)	5.14%	^	07/15/2026	10,003,965
12,097,836	AIMCO, Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	3.86%	^	07/20/2026	12,103,530
68,250,000	AIMCO, Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	3.64%	^	01/15/2028	67,860,247
18,760,000	Anchorage Capital Ltd., Series 2014-5RA-A (3 Month LIBOR USD + 0.99%)	3.78%	^	01/15/2030	18,610,922
36,000,000	Anchorage Capital Ltd., Series 2018-10A-A1A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.63%	^	10/15/2031	35,729,555
11,836,990	Apidos Ltd., Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	3.74%	^	01/19/2025	11,839,751
75,000,000	Arrowpoint Ltd., Series 2013-1A-A1R (3 Month LIBOR USD + 1.52%, 1.52% Floor)	4.20%	^	11/15/2028	75,051,277
35,000,000	Assurant Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.99%	^	10/20/2031	34,651,681
20,000,000	Assurant Ltd., Series 2019-1A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.91%	^	04/20/2030	19,995,160
33,150,000	BlueMountain Ltd., Series 2013-1A-A1R (3 Month LIBOR USD + 1.40%)	4.16%	^	01/20/2029	33,167,659
22,500,000	BlueMountain Ltd., Series 2016-2A-A2 (3 Month LIBOR USD + 2.00%)	4.64%	^	08/20/2028	22,618,657
43,000,000	Cathedral Lake Ltd., Series 2016-4A-A (3 Month LIBOR USD + 1.65%)	4.41%	^	10/20/2028	43,063,918
50,000,000	CBAM Ltd., Series 2018-6A-A (3 Month LIBOR USD + 0.94%)	3.73%	^	07/15/2031	49,533,894
3,000,000	CFIP Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	4.12%	^	07/13/2029	2,998,548
31,500,000	CRMN Mortgage Trust, Series 2018-1A-A1 (3 Month LIBOR USD + 1.25%, 1.25% Floor)	4.02%	^	10/25/2031	31,168,392
98,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	4.10%	^	07/20/2030	98,037,674
61,250,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.95%	^	01/20/2031	60,759,398
35,250,000	Elevation Ltd., Series 2014-2A-A1R (3 Month LIBOR USD + 1.23%)	4.02%	^	10/15/2029	35,124,540
25,500,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.91%	^	07/15/2031	25,245,991
7,796,904	GLG Ore Hill Ltd., Series 2013-1A-A (3 Month LIBOR USD + 1.12%)	3.91%	^	07/15/2025	7,802,006
49,300,000	Greywolf Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	3.79%	^	04/26/2031	48,483,145
50,000,000	Greywolf Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.74%	^	10/20/2031	49,549,970
6,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	6.26%	^	04/28/2025	6,428,289
1,750,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	7.76%	^	04/28/2025	1,643,727
5,000,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	6.41%	^	10/22/2025	4,987,074
85,500,000	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	3.68%	^	10/18/2027	84,773,993
31,000,000	Harbourview Ltd., Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	3.91%	^	07/18/2031	30,580,561
26,366,328	Jamestown Ltd., Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	3.48%	^	07/15/2026	26,283,273
20,000,000	Jamestown Ltd., Series 2016-9A-A1A (3 Month LIBOR USD + 1.57%)	4.33%	^	10/20/2028	20,010,836
56,695,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.92%	^	04/25/2030	56,271,295
20,000,000	KVK Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 0.90%)	3.70%	^	01/14/2028	19,841,336
30,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.94%	^	10/15/2031	29,775,001
50,000,000	LCM LP, Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	0.00%	^	07/15/2027	50,000,000
20,000,000	Madison Park Funding Ltd., Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	3.93%	^	07/23/2029	20,019,388
5,500,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	6.21%	^	01/27/2026	5,502,804
5,000,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	8.20%	^	01/27/2026	5,001,075
64,500,000	Marathon Ltd., Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	3.51%	^	11/21/2027	64,019,437
41,000,000	Marathon Ltd., Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	4.08%	^	10/28/2025	41,039,005
25,000,000	Marble Point Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.33%, 1.33% Floor)	4.05%	^	01/20/2032	25,004,724
75,000,000	Midocean Credit, Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	4.11%	^	07/15/2029	75,046,682
54,500,000	Midocean Credit, Series 2018-9A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.91%	^	07/20/2031	53,858,140
65,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	4.01%	^	10/20/2030	64,664,986
52,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	4.05%	^	07/25/2029	51,916,063
40,000,000	MP Ltd., Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	3.67%	^	10/28/2027	39,854,421
30,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	3.94%	^	07/15/2031	29,535,237
2,250,000	Neuberger Berman Ltd., Series 2017-16SA-A (3 Month LIBOR USD + 0.85%)	3.64%	^	01/15/2028	2,234,700
19,500,000	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	3.95%	^	11/15/2030	19,387,643
39,250,000	Northwoods Capital Ltd., Series 2018-11BA-A1 (3 Month LIBOR USD + 1.10%, 1.10% Floor)	3.86%	^	04/19/2031	38,566,681
36,000,000	OCP Ltd., Series 2015-9A-A1R (3 Month LIBOR USD + 0.80%)	3.59%	^	07/15/2027	35,703,515
25,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.94%	^	07/15/2031	24,748,411
28,732,567	Palmer Square Loan Funding Ltd., Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	3.53%	^	10/15/2025	28,695,551
38,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	3.85%	^	08/23/2031	37,657,215
28,500,000	Pikes Peak, Series 2019-3A-A	0.00%	^ ±	04/25/2030	28,475,291
28,000,000	Prudential PLC, Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	3.94%	^	07/15/2031	27,834,633
2,500,000	Regatta Funding Ltd., Series 2018-1A-B (3 Month LIBOR USD + 1.65%)	4.42%	^	07/17/2031	2,445,853
20,000,000	Regatta Funding Ltd., Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	3.96%	^	10/25/2031	19,764,386
25,500,000	Rockford Tower Ltd., Series 2017-3A-A (3 Month LIBOR USD + 1.19%)	3.95%	^	10/20/2030	25,269,545
39,000,000	Rockford Tower Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%)	3.74%	^	05/20/2031	38,467,084
50,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.93%	^	04/18/2031	49,450,527
28,000,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.59%	^	10/26/2031	27,686,321
30,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	3.83%	^	04/21/2031	29,929,886
20,000,000	Steele Creek Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	3.90%	^	05/21/2029	19,998,407
34,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.73%	^	06/15/2031	33,672,105
10,000,000	Steele Creek Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	0.00%	^	04/15/2032	10,000,000
10,000,000	Symphony Ltd., Series 2014-15A-AR2 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	4.10%	^	01/17/2032	10,015,086
17,000,000	TCI-Cent Ltd., Series 2016-1A-A1 (3 Month LIBOR USD + 1.52%)	4.28%	^	12/21/2029	17,195,866
10,000,000	TCI-Cent Ltd., Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	4.96%	^	12/21/2029	10,006,672
30,000,000	TCI-Flatiron Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.73%	^	07/17/2028	30,035,526
25,000,000	Venture Ltd., Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	4.05%	^	01/15/2032	24,832,890
62,945,000	Venture Ltd., Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	3.61%	^	04/15/2027	62,614,435
30,500,000	Vibrant Ltd., Series 2016-5A-A (3 Month LIBOR USD + 1.55%)	4.31%	^	01/20/2029	30,556,088
75,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.64%	^	10/20/2031	74,450,220
20,000,000	Wellfleet Ltd., Series 2016-2A-A1R (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.90%	^	10/20/2028	19,919,999
25,000,000	Wellfleet Ltd., Series 2017-2A-A1 (3 Month LIBOR USD + 1.25%)	4.01%	^	10/20/2029	24,984,246
46,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.64%	^	10/20/2031	45,682,538
6,634,894	WhiteHorse Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	3.64%	^	05/01/2026	6,623,981
17,000,000	WhiteHorse Ltd., Series 2015-10A-A1R (3 Month LIBOR USD + 0.93%, 0.93% Floor)	3.70%	^	04/17/2027	16,941,651
4,000,000	Wind River Ltd., Series 2013-2A-AR (3 Month LIBOR USD + 1.23%)	4.01%	^	10/18/2030	3,970,868
40,000,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.93%	^	01/15/2031	39,519,135
10,000,000	York Ltd., Series 2016-2A-A (3 Month LIBOR USD + 1.63%)	4.39%	^	01/20/2030	10,034,248
25,969,033	Zais Ltd., Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	3.97%	^	07/25/2026	25,967,587
2,500,000	Zais Ltd., Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	4.32%	^	10/15/2028	2,498,416

Total Collateralized Loan Obligations (Cost $2,568,307,679)					2,555,294,433

Non-Agency Commercial Mortgage Backed Obligations - 7.3%
10,139,000	20 Times Square Trust, Series 2018-20TS-F	3.10%	# ^	05/15/2035	9,587,428
7,727,000	20 Times Square Trust, Series 2018-20TS-G	3.10%	# ^	05/15/2035	7,153,242
3,500,000	Arbor Realty Ltd., Series 2017-FL2-AS (1 Month LIBOR USD + 1.25%)	3.73%	^	08/15/2027	3,494,313
5,500,000	Arbor Realty Ltd., Series 2017-FL2-B (1 Month LIBOR USD + 1.55%)	4.03%	^	08/15/2027	5,496,563
18,093,000	Arbor Realty Ltd., Series 2018-FL1-A (1 Month LIBOR USD + 1.15%)	3.63%	^	06/15/2028	18,101,826
2,602,000	AREIT Trust, Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	02/14/2035	2,602,286
1,706,000	AREIT Trust, Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.13%	^	02/14/2035	1,710,065
3,483,290	Ashford Hospitality Trust, Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.38%	^	04/15/2035	3,465,432
11,007,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.53%	^	12/15/2036	11,085,245
29,257,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.43%	^	06/15/2035	29,236,728
28,877,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.78%	^	06/15/2035	28,949,510
13,685,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.88%	^	06/15/2035	13,795,194
414,531	BAMLL Commercial Mortgage Securities Trust, Series 2014-FL1-A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.89%	^	12/15/2031	414,546
41,267,031	Banc of America Commercial Mortgage Trust, Series 2007-5-XW	0.00%	# ^ I/O	02/10/2051	413
4,000,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.36%	#	09/15/2048	4,232,686
57,520,909	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-XA	0.84%	# I/O	09/15/2048	2,465,743
5,018,000	Bancorp Commercial Mortgage Trust, Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	4.58%	^	09/15/2035	4,973,006
16,609,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.49%	^	03/15/2036	16,646,154
6,530,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.99%	^	03/15/2036	6,555,049
1,057,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.84%	^	03/15/2036	1,063,719
1,044,823	Bancorp Commercial Mortgage, Series 2018-CRE4-A (1 Month LIBOR USD + 0.90%, 0.95% Floor)	3.38%	^	09/15/2035	1,042,634
39,791,001	BANK, Series 2017-BNK4-XA	1.44%	# I/O	05/15/2050	3,259,949
89,197,178	BANK, Series 2017-BNK5-XA	1.09%	# I/O	06/15/2060	5,538,396
1,750,000	BANK, Series 2018-BN10-AS	3.90%	#	02/15/2061	1,803,578
152,200,638	BANK, Series 2018-BN10-XA	0.75%	# I/O	02/15/2061	8,117,849
95,332,281	BANK, Series 2019-BN16-XA	0.97%	# I/O	02/15/2052	7,060,213
27,365,000	Barclays Commercial Mortgage Securities LLC, Series 2015-STP-D	4.29%	# ^	09/10/2028	27,371,825
12,089,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.68%	^	08/15/2036	12,025,054
13,777,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	4.18%	^	08/15/2036	13,756,618
28,585,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.98%	^	08/15/2036	28,375,535
30,209,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.98%	^	08/15/2036	30,030,332
15,911,000	BBCMS Mortgage Trust, Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	10/15/2037	15,821,601
67,548,000	BBCMS Mortgage Trust, Series 2018-CBM-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	07/15/2037	67,330,110
21,385,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	07/15/2037	21,640,991
9,135,000	BBCMS Mortgage Trust, Series 2018-TALL-A (1 Month LIBOR USD + 0.72%)	3.21%	^	03/15/2037	9,064,180
4,500,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.46%	#	01/12/2045	4,208,740
37,758,018	Benchmark Mortgage Trust, Series 2018-B7-XA	0.45%	# I/O	05/15/2053	1,269,953
81,090,269	Benchmark Mortgage Trust, Series 2019-B9-XA	1.05%	# I/O	03/15/2052	6,759,863
75,399,000	BHMS Trust, Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	07/15/2035	75,416,146
9,394,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	07/15/2035	9,393,777
28,680,000	Bremar Hotels and Resorts Trust, Series 2018-PRME-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	3.30%	^	06/15/2035	28,628,158
2,623,135	Bsprt Issuer Ltd., Series 2017-FL2-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.58%	^	10/15/2034	2,620,349
3,025,000	Bsprt Issuer Ltd., Series 2017-FL2-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.88%	^	10/15/2034	3,025,349
6,663,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.80%	^	03/15/2037	6,657,426
35,415,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	4.43%	^	03/15/2037	35,477,872
14,263,512	BX Commercial Mortgage Trust, Series 2018-IND-A (1 Month LIBOR USD + 0.75%, 0.75% Floor)	3.23%	^	11/15/2035	14,243,424
17,352,750	BX Trust, Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.53%	^	07/15/2034	17,381,733
29,846,050	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.63%	^	07/15/2034	30,016,250
7,369,000	BX Trust, Series 2017-IMC-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.73%	^	10/15/2032	7,347,697
12,055,000	BX Trust, Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.73%	^	10/15/2032	12,044,060
34,505,750	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.53%	^	07/15/2034	34,505,291
63,983,750	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.63%	^	07/15/2034	64,348,624
20,102,000	BX Trust, Series 2018-BILT-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	3.28%	^	05/15/2030	19,991,489
42,971,538	BX Trust, Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%)	3.57%	^	09/15/2037	42,782,519
43,522,000	BX Trust, Series 2018-GW-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	3.28%	^	05/15/2035	43,237,606
2,447,000	BX Trust, Series 2018-GW-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	4.25%	^	05/15/2035	2,451,329
4,437,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	4.45%	^	05/15/2035	4,450,655
7,481,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	4.90%	^	05/15/2035	7,519,158
16,882,000	BX Trust, Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	5.13%	^	04/15/2035	16,789,806
49,783,375	CD Mortgage Trust, Series 2017-CD6-XA	0.97%	# I/O	11/13/2050	2,854,210
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-C	4.87%	#	05/10/2058	7,437,425
60,650,822	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.73%	# I/O	05/10/2058	5,602,256
45,007,628	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.66%	# I/O	06/15/2050	4,281,351
3,128,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-B	4.69%	^	02/15/2033	3,230,378
3,128,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-C	5.29%	^	02/15/2033	3,231,810
1,877,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-D	6.10%	^	02/15/2033	1,947,102
5,436,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.08%	^	07/15/2032	5,447,486
7,611,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.63%	^	07/15/2032	7,619,048
43,737,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.48%	^	11/15/2036	43,986,681
24,582,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	6.22%	^	11/15/2036	24,752,783
204,408,190	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.79%	# ^ I/O	09/10/2045	9,488,730
152,435,649	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.16%	# I/O	03/10/2047	7,332,886
83,857,323	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.21%	# I/O	05/10/2047	4,199,633
190,343,357	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.00%	# I/O	10/10/2047	8,823,347
6,265,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-B	3.77%		02/10/2048	6,336,214
3,685,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.43%	# ^	02/10/2048	3,421,071
213,990,309	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.38%	# I/O	02/10/2048	13,366,926
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.57%	#	09/10/2058	14,550,577
176,162,701	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	0.94%	# I/O	09/10/2058	8,079,509
20,725,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.50%	#	11/10/2048	21,012,733
106,890,839	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.90%	# I/O	05/10/2049	11,237,284
213,962,012	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.29%	# I/O	02/10/2049	14,554,188
44,024,110	Citigroup Commercial Mortgage Trust, Series 2016-GC37-XA	1.78%	# I/O	04/10/2049	4,242,036
113,610,905	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.70%	# I/O	04/15/2049	9,714,255
60,497,715	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.99%	# I/O	07/10/2049	6,332,719
37,792,530	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.53%	# I/O	10/10/2049	3,011,883
46,840,926	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.13%	# I/O	04/14/2050	3,240,305
13,806,000	CLNS Trust, Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.54%	^	06/11/2032	13,836,558
88,477,000	CLNS Trust, Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.99%	^	06/11/2032	89,003,527
28,027,000	CLNS Trust, Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.99%	^	06/11/2032	28,209,983
23,586,000	Cloverleaf Cold Storage Trust, Series 2019-CHL2-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	3.56%	^	03/15/2036	23,615,671
31,473,000	Cloverleaf Cold Storage Trust, Series 2019-CHL2-E (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.78%	^	03/15/2036	31,551,903
2,378,000	Cloverleaf Cold Storage Trust, Series 2019-CHL2-F (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.23%	^	03/15/2036	2,383,962
54,154	COBALT Commercial Mortgage Trust, Series 2007-C2-AJFX	5.57%	#	04/15/2047	54,343
29,234,000	Cold Storage Trust, Series 2017-ICE3-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	04/15/2036	29,272,378
41,768,000	Cold Storage Trust, Series 2017-ICE3-C (1 Month LIBOR USD + 1.35%, 1.35% Floor)	3.83%	^	04/15/2036	41,823,238
32,337,800	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2-XA	1.65%	# I/O	08/15/2045	1,456,744
141,975,988	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	1.87%	# I/O	10/15/2045	7,712,391
108,181,678	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.11%	# ^ I/O	12/10/2044	5,327,461
148,997,409	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.68%	# I/O	08/10/2046	3,917,932
200,395,092	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.17%	# I/O	10/10/2046	8,519,316
843,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR13-C	4.90%	#	11/10/2046	879,117
7,635,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.71%	#	08/10/2047	7,922,589
5,211,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-A4	3.59%		11/10/2047	5,371,409
30,400,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.50%	#	11/10/2047	31,457,014
116,477,428	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-XA	1.25%	# I/O	06/10/2047	4,739,257
8,215,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CALW-D	3.85%	# ^	02/10/2034	8,308,439
13,025,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-D	4.12%	# ^	03/10/2048	12,369,648
215,896,651	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	0.95%	# I/O	03/10/2048	8,072,484
9,110,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-B	4.48%	#	10/10/2048	9,537,713
86,348,328	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	0.96%	# I/O	10/10/2048	4,176,522
8,715,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.35%	#	02/10/2048	8,733,929
395,519,180	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.13%	# I/O	02/10/2048	16,840,099
26,930,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.65%	#	02/10/2049	28,288,128
20,355,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.46%	# ^	08/10/2029	20,101,552
1,617,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-D	3.93%	# ^	10/10/2029	1,609,114
5,524,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-E	3.81%	# ^	10/10/2029	5,243,532
18,570,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	09/15/2033	18,633,847
1,889,000	Core Industrial Trust, Series 2015-CALW-C	3.56%	^	02/10/2034	1,906,391
1,782,000	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.40%	^	12/15/2031	1,784,288
150,822,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.55%	# ^ I/O	09/15/2037	4,344,036
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.30%	#	04/15/2050	4,673,436
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85%	#	06/15/2057	13,761,773
12,154,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-C	4.36%	#	08/15/2048	12,096,716
9,759,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.58%	#	11/15/2048	10,053,207
311,864,904	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	0.90%	# I/O	11/15/2048	13,909,986
2,085,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-C	4.38%	#	11/15/2049	2,092,849
187,700,733	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.25%	# I/O	06/15/2050	12,327,546
5,511,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-C	4.11%	#	11/15/2050	5,562,649
91,675,570	CSAIL Commercial Mortgage Trust, Series 2017-CX10-XA	0.73%	# I/O	11/15/2050	4,453,673
7,050,000	CSMC Trust, Series 2017-CALI-E	3.78%	# ^	11/10/2032	6,697,787
6,050,000	CSMC Trust, Series 2017-CALI-F	3.78%	# ^	11/10/2032	5,586,431
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	07/15/2032	12,182,319
21,321,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.78%	^	07/15/2032	21,418,330
4,673,000	CSMC Trust, Series 2017-MOON-E	3.20%	^ #	07/12/2034	4,539,957
43,750,000	CSWF Trust, Series 2018-TOP-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	08/15/2035	43,709,015
69,289,284	DBGS Mortgage Trust, Series 2018-BIOD-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	3.29%	^	05/15/2035	69,277,602
103,066,152	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.05%	# ^ I/O	07/10/2044	1,822,508
2,996,000	DBUBS Mortgage Trust, Series 2011-LC3A-PM2	4.76%	# ^	05/10/2044	3,091,651
123,040,297	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.48%	# I/O	05/10/2049	9,630,586
73,900,846	FREMF Mortgage Trust, Series 2010-K8-C	0.00%	^ P/O	09/25/2043	69,423,268
6,237,368	FREMF Mortgage Trust, Series 2012-K708-D	0.00%	^ P/O	02/25/2045	6,239,295
6,237,368	FREMF Mortgage Trust, Series 2012-K708-X2B	0.20%	^ I/O	02/25/2045	52
86,165,686	FREMF Mortgage Trust, Series 2013-K713-D	0.00%	^ P/O	04/25/2046	80,789,981
186,442,686	FREMF Mortgage Trust, Series 2013-K713-X2B	0.10%	^ I/O	04/25/2046	160,154
41,214,120	FREMF Mortgage Trust, Series 2014-K503-D	0.00%	^ P/O	10/25/2047	40,110,282
155,908,477	FREMF Mortgage Trust, Series 2014-K503-X2A	0.10%	# ^ I/O	10/25/2047	11,241
98,913,520	FREMF Mortgage Trust, Series 2014-K503-X2B	0.10%	^ I/O	10/25/2047	34,105
1,923,324	GE Commercial Mortgage Corporation Trust, Series 2007-C1-AM	5.44%	#	12/10/2049	1,740,468
36,323,732	GPMT Ltd., Series 2018-FL1-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.39%	^	11/21/2035	36,307,060
17,094,000	GPMT Ltd., Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.78%	^	02/22/2036	17,185,880
4,639,834	GPT Mortgage Trust, Series 2018-GPP-B (1 Month LIBOR USD + 1.28%, 1.28% Floor)	3.76%	^	06/15/2035	4,610,285
15,417,000	Great Wolf Trust, Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.73%	^	09/15/2034	15,444,199
31,606,000	Great Wolf Trust, Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.73%	^	09/15/2034	31,711,532
16,823,000	Great Wolf Trust, Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.70%	^	09/15/2034	16,909,871
3,476,649	Greenwich Capital Commercial Funding Corporation, Series 2006-GG7-AM	5.61%	#	07/10/2038	3,496,345
16,399,000	GS Mortgage Securities Corp Trust, Series 2018-LUAU-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	11/15/2032	16,390,891
18,318,189	GS Mortgage Securities Corporation, Series 2011-GC3-X	0.66%	# ^ I/O	03/10/2044	203,674
23,972,529	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.52%	# I/O	02/10/2046	1,162,761
279,560,506	GS Mortgage Securities Corporation, Series 2015-GC28-XA	1.10%	# I/O	02/10/2048	11,214,905
243,692,889	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.81%	# I/O	07/10/2048	9,304,195
171,496,991	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.33%	# I/O	10/10/2048	11,002,561
19,232,000	GS Mortgage Securities Corporation, Series 2018-3PCK-A (1 Month LIBOR USD + 1.45%, 1.45% Floor)	3.93%	^	09/15/2031	19,285,138
59,522,000	GS Mortgage Securities Corporation, Series 2018-FBLU-F (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.73%	^	11/15/2035	59,666,377
207,084,583	GS Mortgage Securities Corporation, Series 2018-GS9-XA	0.45%	# I/O	03/10/2051	6,979,703
34,121,000	GS Mortgage Securities Corporation, Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.85% Floor)	3.38%	^	07/15/2031	34,122,884
3,897,000	GS Mortgage Securities Corporation, Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.50% Floor)	4.08%	^	07/15/2031	3,868,002
11,950,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	4.58%	^	07/15/2031	11,799,460
11,242,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	5.28%	^	07/15/2031	11,090,557
4,648,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	6.41%	^	07/15/2031	4,588,394
94,041,971	GS Mortgage Securities Trust, Series 2012-GC6-XA	1.94%	# ^ I/O	01/10/2045	3,999,050
3,500,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.32%	#	02/10/2048	3,476,236
67,977,077	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.80%	# I/O	11/10/2048	2,972,481
55,372,657	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.66%	# I/O	05/10/2049	4,572,214
309,564,831	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.26%	# I/O	10/10/2049	21,496,182
69,484,135	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.58%	# I/O	11/10/2049	2,118,029
190,606,766	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.14%	# I/O	08/10/2050	13,780,183
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.35%	# I/O	08/10/2050	2,614,622
3,443,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	4.58%	# ^	03/10/2033	3,679,614
6,834,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	4.58%	# ^	03/10/2033	7,292,519
9,287,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	4.58%	# ^	03/10/2033	9,657,018
8,990,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	4.58%	# ^	03/10/2033	9,033,540
11,236,750	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	4.58%	# ^	03/10/2033	10,762,142
61,178,473	GS Mortgage Securities Trust, Series 2019-GC38-XA	0.97%	# I/O	02/10/2052	4,718,977
7,037,000	Hilton Orlando Trust, Series 2018-ORL-E (1 Month LIBOR USD + 2.65%)	5.13%	^	12/15/2034	7,095,943
5,692,000	Hilton USA Trust 2016-SFP, Series 2016-SFP-A	2.83%	^	11/05/2035	5,659,520
9,317,000	IMT Trust, Series 2017-APTS-BFL (1 Month LIBOR USD + 0.95%)	3.43%	^	06/15/2034	9,292,545
2,917,000	IMT Trust, Series 2017-APTS-CFL (1 Month LIBOR USD + 1.10%)	3.58%	^	06/15/2034	2,906,753
1,086,926	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CBX-X1	1.01%	# ^ I/O	01/12/2037	12,931
1,845,906	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-CB12-AJ	4.99%	#	09/12/2037	1,868,495
2,808,850	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29%	# I/O	05/15/2045	3,319
4,049,751	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP9-AM	5.37%		05/15/2047	4,050,110
32,957	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AM	5.47%	#	06/12/2047	33,048
32,152	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AMFX	5.40%		06/12/2047	32,241
18,525,114	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-X	0.35%	# I/O	06/12/2047	632
55,206,459	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-X1	0.00%	# ^ I/O	02/12/2051	552
142,582,709	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C6-XA	1.59%	# I/O	05/15/2045	5,769,567
292,656,806	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.78%	# I/O	10/15/2045	14,142,904
112,483,583	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	2.07%	# I/O	06/15/2045	3,669,170
78,788,086	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.12%	# I/O	01/15/2049	3,442,448
7,271,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	06/15/2032	7,223,072
5,488,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.73%	^	06/15/2032	5,437,212
17,779,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	06/15/2032	17,466,148
49,875,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-XCP	0.00%	# ^ I/O	04/15/2019	499
1,361,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.74%	^	07/15/2034	1,361,205
1,285,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.44%	^	07/15/2034	1,287,765
3,198,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.44%	^	07/15/2034	3,211,544
4,506,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	6.24%	^	07/15/2034	4,475,712
73,948,917	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	06/15/2032	73,753,929
836,456	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX-AM	5.32%	#	01/15/2049	837,516
2,305,126	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL6-B (1 Month LIBOR USD + 2.28%, 2.28% Floor)	4.76%	^	11/15/2031	2,311,412
4,857,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.01%	# ^	10/05/2031	4,804,325
6,954,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-B (1 Month LIBOR USD + 1.10%, 1.14% Floor)	3.58%	^	02/15/2035	6,930,444
905,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-C (1 Month LIBOR USD + 1.30%, 1.34% Floor)	3.78%	^	02/15/2035	904,216
5,831,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54%	^	07/05/2033	6,109,852
87,068,323	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.87%	# I/O	02/15/2047	3,000,522
3,396,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.65%	#	08/15/2047	3,441,256
214,662,439	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.94%	# I/O	11/15/2047	7,567,216
6,499,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.42%	#	01/15/2048	6,686,848
227,838,517	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.06%	# I/O	01/15/2048	9,148,195
12,055,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.34%	#	02/15/2048	12,270,070
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.84%	# ^	02/15/2048	9,840,953
15,238,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.22%	#	10/15/2048	15,302,077
41,885,025	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	1.12%	# I/O	10/15/2048	1,740,729
57,921,387	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.80%	# I/O	05/15/2048	1,635,393
154,550,644	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.55%	# I/O	07/15/2048	4,327,356
23,865,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.67%	#	11/15/2048	24,577,377
93,566,421	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.40%	# I/O	11/15/2048	4,193,694
17,630,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.62%	#	12/15/2048	18,223,539
32,345,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.74%	#	03/15/2049	33,662,735
147,189,398	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.69%	# I/O	06/15/2049	11,065,567
167,598,094	JPMBB Commercial Mortgage Securities Trust, Series 2017-C5-XA	0.99%	# I/O	03/15/2050	9,965,299
11,508,000	KREF Ltd., Series 2018-FL1-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.58%	^	06/15/2036	11,550,073
9,538,533	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.49%	# ^ I/O	11/15/2038	2,848
31,939,000	LoanCore Issuer Ltd., Series 2018-CRE1-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.98%	^	05/15/2028	31,999,786
22,511,522	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.11%	# ^ I/O	03/10/2050	1,023,660
44,839,099	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	0.61%	# I/O	11/15/2026	267,689
775,521	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.43%	#	05/12/2039	779,740
11,401,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30%	^	10/15/2030	9,785,985
149,517,021	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.62%	# I/O	10/15/2046	3,452,423
32,434,292	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.35%	# I/O	02/15/2046	1,390,059
11,700,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.49%	#	10/15/2047	11,871,001
37,950,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	37,787,195
20,087,700	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	20,680,813
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.46%	#	02/15/2048	5,570,439
237,014,250	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.33%	# I/O	02/15/2048	13,136,918
10,616,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.13%	#	07/15/2050	10,721,003
8,460,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.53%	#	10/15/2048	8,808,780
19,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.53%	#	12/15/2047	19,577,197
1,517,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24%	# ^	12/15/2047	1,342,489
172,668,308	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.26%	# I/O	01/15/2049	10,794,532
2,314,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.32%	#	11/15/2049	2,310,360
52,290,468	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-XA	1.43%	# I/O	05/15/2050	3,943,491
1,772,353	Morgan Stanley Capital Trust, Series 2007-T27-AJ	5.95%	#	06/11/2042	1,871,932
12,140,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.68%	^	11/15/2034	12,147,527
17,935,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.63%	^	11/15/2034	17,945,976
13,586,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.83%	^	11/15/2034	13,602,942
34,376,000	Morgan Stanley Capital Trust, Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	3.38%	^	07/15/2035	34,092,917
11,392,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	4.13%	^	07/15/2035	11,312,997
20,425,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	5.03%	^	07/15/2035	20,350,236
10,748,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.53%	^	07/15/2035	10,718,005
79,479,000	Morgan Stanley Capital Trust, Series 2019-L2-XA	1.20%	# I/O	03/15/2052	6,617,533
23,227,906	Morgan Stanley Capital, Inc., Series 2006-HQ10-X1	0.17%	# ^ I/O	11/12/2041	890
2,575,000	Morgan Stanley Capital, Inc., Series 2014-CPT-E	3.45%	# ^	07/13/2029	2,570,915
2,325,000	Morgan Stanley Capital, Inc., Series 2014-CPT-F	3.45%	# ^	07/13/2029	2,303,875
27,049,332	Morgan Stanley Capital, Inc., Series 2015-UBS8-XA	0.91%	# I/O	12/15/2048	1,288,292
148,109,216	Morgan Stanley Capital, Inc., Series 2017-H1-XA	1.45%	# I/O	06/15/2050	11,815,442
4,091,752	Motel 6 Trust, Series 2017-MTL6-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	3.40%	^	08/15/2034	4,079,567
15,588,500	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.44%	^	06/15/2035	15,442,695
14,792,000	NLY Commercial Mortgage Trust, Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.08%	^	02/15/2036	14,862,055
917,923	PFP Ltd., Series 2017-3-C (1 Month LIBOR USD + 2.50%)	4.98%	^	01/14/2035	917,501
1,243,000	RAIT Trust, Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.78%	^	06/15/2037	1,236,290
5,840,000	RCM Trust, Series 2019-FL3-A	3.50%	^ ±	03/25/2034	5,840,000
12,447,000	Rosslyn Portfolio Trust, Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	3.43%	^	06/15/2033	12,454,299
15,724,000	Rosslyn Portfolio Trust, Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	3.73%	^	06/15/2033	15,681,518
9,846,000	STWD Mortgage Trust, Series 2018-URB-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.48%	^	05/15/2035	9,832,509
7,863,036	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.66%	^	11/11/2034	7,914,578
777,970	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4-AJ	5.48%	#	08/15/2039	779,764
77,939,523	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.59%	# I/O	06/15/2050	7,446,638
12,781,859	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.13%	# I/O	08/15/2050	869,319
2,886,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.45%	#	12/15/2050	2,926,663
8,530,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70%	#	02/15/2051	8,727,748
1,500,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	4.89%	#	03/15/2051	1,558,795
43,861,792	UBS Commercial Mortgage Trust, Series 2018-C9-XA	0.90%	# I/O	03/15/2051	2,929,112
2,080,000	UBS Commercial Mortgage Trust, Series 2019-C16-B	4.32%		04/15/2052	2,132,763
75,570,465	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.83%	# ^ I/O	08/10/2049	3,975,082
59,925,325	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10%	# ^	09/14/2022	60,765,994
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	4,431,000
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07%	#	02/15/2048	11,228,926
422,392,983	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.23%	# I/O	02/15/2048	23,083,692
5,450,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	5,301,831
233,461,887	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.90%	# I/O	02/15/2048	9,910,597
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.61%	#	11/15/2048	9,923,151
140,605,033	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.06%	# I/O	11/15/2048	7,714,281
265,687,941	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.35%	# I/O	04/15/2050	14,346,857
12,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.54%	#	09/15/2058	12,289,602
1,794,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.60%	#	12/15/2048	1,867,466
5,405,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-A4	3.81%		12/15/2048	5,650,469
128,908,599	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.00%	# I/O	12/15/2048	5,995,462
11,469,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.72%	#	01/15/2059	11,707,103
8,676,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-C	5.03%	#	06/15/2049	9,086,522
158,763,446	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.14%	# I/O	09/15/2050	11,284,906
50,693,725	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-XA	0.90%	# I/O	12/15/2050	3,217,140
168,293,031	Wells Fargo Commercial Mortgage Trust, Series 2018-C43-XA	0.71%	# I/O	03/15/2051	8,479,815
57,682,541	WF-RBS Commercial Mortgage Trust, Series 2011-C4-XA	0.34%	# ^ I/O	06/15/2044	402,515
81,117,981	WF-RBS Commercial Mortgage Trust, Series 2012-C6-XA	2.08%	# ^ I/O	04/15/2045	3,676,526
95,159,179	WF-RBS Commercial Mortgage Trust, Series 2012-C8-XA	1.83%	# ^ I/O	08/15/2045	4,728,593
40,469,230	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	1.88%	# ^ I/O	11/15/2045	2,239,895
137,439,831	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.74%	# I/O	12/15/2046	3,670,166
163,596,822	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.06%	# I/O	03/15/2047	6,393,495
55,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-A5	3.63%		11/15/2047	56,770,956
8,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-C	4.32%	#	11/15/2047	8,150,514
197,868,913	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	0.89%	# I/O	11/15/2047	7,300,116
137,403,087	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.64%	# I/O	11/15/2049	11,212,587

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,918,046,751)					3,706,705,864

Non-Agency Residential Collateralized Mortgage Obligations - 26.4%
10,000,000	Accredited Mortgage Loan Trust, Series 2005-4-M1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	2.89%		12/25/2035	9,674,729
78,915,540	Accredited Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	2.75%		09/25/2036	77,261,525
13,378,925	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	2.61%		01/25/2037	9,692,840
3,121,268	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	3.91%	#	01/25/2036	2,964,309
33,416,859	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	4.02%	#	02/25/2036	26,929,885
4,589,549	Adjustable Rate Mortgage Trust, Series 2005-2-6M2 (1 Month LIBOR USD + 0.98%, 0.48% Floor, 11.00% Cap)	3.47%		06/25/2035	4,494,115
5,417,460	Adjustable Rate Mortgage Trust, Series 2005-4-2A1	4.77%	#	08/25/2035	5,322,580
921,870	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	4.31%	#	10/25/2035	815,517
8,961,008	Adjustable Rate Mortgage Trust, Series 2005-8-3A21	4.11%	#	11/25/2035	8,149,999
18,382,566	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	4.50%	#	03/25/2036	14,880,241
12,399,591	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	4.62%	#	05/25/2036	11,593,728
14,314,883	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	5.08%	#	05/25/2036	8,521,142
15,745,697	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	4.56%	#	03/25/2037	14,345,510
2,602,279	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	5.12%	# ^	11/25/2037	2,701,422
247,157	Aegis Asset Backed Securities Trust, Series 2003-2-M2 (1 Month LIBOR USD + 2.55%, 1.70% Floor)	5.04%		11/25/2033	244,225
1,463,886	Aegis Asset Backed Securities Trust, Series 2004-1-M2 (1 Month LIBOR USD + 2.03%, 1.35% Floor)	4.52%		04/25/2034	1,416,606
617,792	Aegis Asset Backed Securities Trust, Series 2004-2-M2 (1 Month LIBOR USD + 1.95%, 1.30% Floor)	4.44%		06/25/2034	617,531
11,915,064	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 15.00% Cap)	3.49%		03/25/2035	11,085,104
70,092,478	Ajax Master Trust, Series 2016-1-PC	0.00%	# ^	01/01/2057	62,903,548
76,197,887	Ajax Master Trust, Series 2016-2-PC	0.00%	# ^	10/25/2056	66,494,368
90,706,304	Ajax Master Trust, Series 2017-1-PC	0.00%	# ^	06/25/2057	81,947,540
8,091,154	Ajax Mortgage Loan Trust, Series 2016-C-A	4.00%	^ §	10/25/2057	8,112,316
31,704,492	Ajax Mortgage Loan Trust, Series 2017-A-A	3.47%	^ §	04/25/2057	31,639,796
59,468,979	Ajax Mortgage Loan Trust, Series 2017-C-A	3.75%	^ §	07/25/2060	59,556,279
105,161,359	Ajax Mortgage Loan Trust, Series 2018-C-A	4.36%	# ^	09/25/2065	107,036,922
7,913,553	Ajax Mortgage Loan Trust, Series 2018-E-A	4.38%	# ^	06/25/2058	7,994,765
57,643,158	Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	55,056,329
15,962,820	Alternative Loan Trust, Series 2006-13T1-A1	6.00%		05/25/2036	12,206,533
4,481,244	Alternative Loan Trust, Series 2006-16CB-A7	6.00%		06/25/2036	3,746,940
11,259,776	Alternative Loan Trust, Series 2006-41CB-1A15 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.91%	I/F I/O	01/25/2037	1,891,910
11,259,776	Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.09%		01/25/2037	7,360,958
7,320,002	Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	6,200,344
10,386,825	Alternative Loan Trust, Series 2007-15CB-A5	5.75%		07/25/2037	8,798,069
23,232,997	Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	18,372,022
7,787,427	Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	5,859,279
7,371,172	Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	6,330,752
65,746,443	Alternative Loan Trust, Series 2007-HY4-4A1	3.86%	#	06/25/2037	61,305,126
91,737,583	Alternative Loan Trust, Series 2007-HY9-A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.76%		08/25/2047	78,878,983
6,079,238	American Home Assets, Series 2006-2-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.68%		09/25/2046	5,670,772
462,342	American Home Mortgage Investment Trust, Series 2005-1-7A2 (6 Month LIBOR USD + 2.00%, 2.00% Floor, 11.00% Cap)	4.70%		06/25/2045	464,037
6,406,651	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 11.00% Cap)	2.79%		11/25/2045	5,831,297
23,020,084	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	4.44%		11/25/2045	17,134,763
2,252,559	American Home Mortgage Investment Trust, Series 2006-2-3A4	7.10%		06/25/2036	820,603
7,816,509	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60%	^	01/25/2037	3,217,526
6,862,903	Ameriquest Mortgage Securities, Inc., Series 2004-FR1-M1	4.43%	ß	05/25/2034	6,986,154
16,500,000	Ameriquest Mortgage Securities, Inc., Series 2004-R8-M2 (1 Month LIBOR USD + 1.02%, 0.68% Floor)	3.51%		09/25/2034	16,498,096
9,678,452	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.20%, 0.80% Floor)	3.69%		10/25/2032	8,404,117
22,614,801	Angel Oak Mortgage Trust, Series 2018-1-A1	3.26%	# ^	04/27/2048	22,592,736
108,402	Argent Securities, Inc., Series 2004-W6-M1 (1 Month LIBOR USD + 0.83%, 0.55% Floor)	3.31%		05/25/2034	108,108
2,007,831	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2003-HE6-M1 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	3.46%		11/25/2033	1,990,058
613,057	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.68%, 1.12% Floor)	4.17%		06/25/2034	613,438
32,158,515	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE7-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.62%		11/25/2036	29,558,898
11,327,242	Banc of America Alternative Loan Trust, Series 2005-10-2CB1	6.00%		11/25/2035	11,445,943
1,955,475	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	1,897,005
6,198,750	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	6,176,374
2,268,429	Banc of America Alternative Loan Trust, Series 2005-5-2CB1	6.00%		06/25/2035	2,292,355
3,510,461	Banc of America Alternative Loan Trust, Series 2005-6-2CB2	6.00%		07/25/2035	3,503,878
2,239,049	Banc of America Alternative Loan Trust, Series 2005-6-4CB1	6.50%		07/25/2035	2,151,456
1,473,486	Banc of America Alternative Loan Trust, Series 2005-8-2CB1	6.00%		09/25/2035	1,494,345
6,664,669	Banc of America Alternative Loan Trust, Series 2006-1-3CB1	6.50%		02/25/2036	6,683,886
3,699,397	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	3,650,367
4,439,977	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	3,943,706
3,417,259	Banc of America Alternative Loan Trust, Series 2006-3-4CB1	6.50%		04/25/2036	3,134,412
1,079,065	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.10%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	1,016,236
2,433,924	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	2,167,614
11,554,699	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.00%	ß	10/25/2036	6,440,680
3,375,370	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.01%	I/F I/O	11/25/2036	469,163
1,202,962	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.94%		11/25/2036	1,057,635
5,819,225	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	5,583,321
775,834	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	715,040
6,466,165	Banc of America Funding Corporation, Series 2006-2-3A1	6.00%		03/25/2036	6,485,695
200,459	Banc of America Funding Corporation, Series 2006-2-4A1 (-3 x 1 Month LIBOR USD + 22.80%)	15.34%	I/F	03/25/2036	266,599
562,675	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	545,669
2,781,755	Banc of America Funding Corporation, Series 2006-3-1A1	6.00%		03/25/2036	2,677,732
661,007	Banc of America Funding Corporation, Series 2006-3-6A1	6.21%	#	03/25/2036	666,647
4,426,281	Banc of America Funding Corporation, Series 2006-6-1A7	6.25%		08/25/2036	4,379,794
1,312,792	Banc of America Funding Corporation, Series 2006-7-T2A5	6.04%		10/25/2036	1,244,237
6,187,586	Banc of America Funding Corporation, Series 2006-7-T2A8	5.91%		10/25/2036	5,865,066
1,343,059	Banc of America Funding Corporation, Series 2006-8T2-A8	6.10%	ß	10/25/2036	1,268,515
682,274	Banc of America Funding Corporation, Series 2006-B-7A1	4.51%	#	03/20/2036	645,569
8,750,931	Banc of America Funding Corporation, Series 2006-D-6A1	4.14%	#	05/20/2036	8,520,465
367,225	Banc of America Funding Corporation, Series 2006-G-2A1 (1 Month LIBOR USD + 0.22%, 0.22% Floor, 10.50% Cap)	2.71%		07/20/2036	366,273
322,344	Banc of America Funding Corporation, Series 2006-H-3A1	4.25%	#	09/20/2046	298,615
967,012	Banc of America Funding Corporation, Series 2007-1-TA10	5.84%	ß	01/25/2037	951,032
1,328,664	Banc of America Funding Corporation, Series 2007-3-TA1B	5.83%	#	04/25/2037	1,240,286
2,285,319	Banc of America Funding Corporation, Series 2007-5-1A1	5.50%		07/25/2037	2,031,903
2,270,959	Banc of America Funding Corporation, Series 2009-R14A-3A (- 2 x 1 Month LIBOR USD + 16.57%, 5.50% Floor, 16.57% Cap)	10.54%	^I/F	06/26/2035	2,625,213
3,874,747	Banc of America Funding Corporation, Series 2009-R15A-4A2	5.75%	# ^	12/26/2036	3,816,798
1,319,871	Banc of America Funding Corporation, Series 2010-R1-3A (-2 x 1 Month LIBOR USD + 14.28%, 6.00% Floor, 14.28% Cap)	10.43%	^I/F	07/26/2036	1,525,086
370,041	Banc of America Mortgage Securities, Inc., Series 2004-K-4A1	4.21%	#	12/25/2034	370,183
3,088,397	Banc of America Mortgage Securities, Inc., Series 2006-1-A9	6.00%		05/25/2036	3,062,776
328,439	Banc of America Mortgage Securities, Inc., Series 2007-1-2A5	5.75%		01/25/2037	312,386
16,763,566	BankUnited Trust, Series 2005-1-2A1	4.26%	#	09/25/2045	16,531,614
1,631,035	Bayview Commercial Asset Trust, Series 2007-3-A2 (1 Month LIBOR USD + 0.29%)	2.78%	^	07/25/2037	1,544,784
13,126,906	Bayview Opportunity Master Fund IIIa Trust 2018-RN8, Series 2018-RN8-A1	4.07%	^ §	09/28/2033	13,215,716
20,455,232	Bayview Opportunity Master Fund Trust, Series 2018-RN4-A1	3.62%	^ §	03/28/2033	20,555,108
25,141,469	Bayview Opportunity Master Fund Trust, Series 2018-SBR1-A1	3.72%	^ §	02/28/2033	25,138,432
13,281,836	Bayview Opportunity Master Fund Trust, Series 2018-SBR3-A1	4.09%	^ §	05/28/2033	13,303,844
5,776,808	BCAP LLC Trust, Series 2006-AA2-A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.66%		01/25/2037	5,446,409
3,011,129	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	2,385,782
3,259,922	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	2,548,022
11,129,630	BCAP LLC Trust, Series 2008-RR3-A1B	6.66%	# ^	10/25/2036	6,834,531
3,161,091	BCAP LLC Trust, Series 2009-RR13-18A2	5.75%	# ^	07/26/2037	2,745,889
6,984,167	BCAP LLC Trust, Series 2009-RR1-3A3	6.00%	# ^	08/26/2037	6,876,038
4,361,538	BCAP LLC Trust, Series 2009-RR4-4A2	5.75%	# ^	02/26/2036	3,394,219
2,735,937	BCAP LLC Trust, Series 2010-RR10-5A1	7.00%	# ^	04/27/2037	2,895,753
1,497,443	BCAP LLC Trust, Series 2010-RR12-3A15	6.86%	# ^	08/26/2037	1,507,914
4,114,823	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	4.67%	#	02/25/2036	3,945,531
5,551,668	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	4.21%	#	10/25/2046	5,162,397
6,012,508	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	4.91%	#	02/25/2047	5,876,839
2,777,351	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	4.38%	#	02/25/2047	2,654,041
2,346,471	Bear Stearns Alt-A Trust, Series 2004-11-2A3	4.39%	#	11/25/2034	2,322,095
10,869,697	Bear Stearns Alt-A Trust, Series 2006-1-11A1 (1 Month LIBOR USD + 0.48%, 0.24% Floor, 11.50% Cap)	2.97%		02/25/2036	10,404,733
22,173,923	Bear Stearns Alt-A Trust, Series 2006-3-21A1	4.07%	#	05/25/2036	17,850,050
8,316,860	Bear Stearns Alt-A Trust, Series 2006-5-1A1 (1 Month LIBOR USD + 0.34%, 0.17% Floor, 11.50% Cap)	2.83%		08/25/2036	6,756,426
10,681,154	Bear Stearns Alt-A Trust, Series 2006-6-2A1	3.98%	#	11/25/2036	9,572,147
5,442,921	Bear Stearns Alt-A Trust, Series 2006-8-2A1	3.94%	#	08/25/2046	5,218,352
29,840,642	Bear Stearns Alt-A Trust, Series 2007-2-2A1 (12 Month LIBOR USD + 1.88%, 1.88% Floor, 11.15% Cap)	4.79%		12/25/2046	27,390,182
5,423,886	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	6.00%		08/25/2034	5,519,114
15,655,455	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75%		04/25/2035	15,288,009
4,198,153	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75%		04/25/2035	4,276,148
55,498,922	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6-22A	5.46%	#	09/25/2035	52,604,309
8,555,562	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00%		10/25/2035	7,760,144
12,212,620	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25%		02/25/2036	9,168,851
5,357,847	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.25%	ß	12/25/2036	4,874,288
19,200,915	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.65%		02/25/2037	19,175,861
49,023,664	Bear Stearns Asset Backed Securities Trust, Series 2007-HE4-2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	2.71%		05/25/2037	45,424,709
20,415,150	Bear Stearns Asset Backed Securities Trust, Series 2007-HE6-2A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	3.54%		08/25/2037	18,007,438
1,622,948	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	1,224,734
1,340,692	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	1,010,996
2,443,314	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	4.85%	#	10/25/2036	2,314,839
16,418,658	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	2.69%		11/25/2036	17,396,340
5,936,069	Bear Stearns Mortgage Funding Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	2.67%		12/25/2037	5,707,720
14,654,376	Bear Stearns Mortgage Funding Trust, Series 2007-AR3-22A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.50% Cap)	2.65%		04/25/2037	16,264,898
23,334,609	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.65%		11/25/2036	22,312,320
15,255,738	BNC Mortgage Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.65%		03/25/2037	14,579,901
13,597,300	Carrington Mortgage Loan Trust, Series 2006-FRE2-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	2.65%		10/25/2036	10,391,823
9,711,623	Carrington Mortgage Loan Trust, Series 2006-FRE2-A4 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 12.50% Cap)	2.74%		10/25/2036	7,496,443
30,594,417	Carrington Mortgage Loan Trust, Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	2.63%		12/25/2036	28,073,572
2,750,000	Centex Home Equity, Series 2004-A-AF5	5.43%		01/25/2034	2,855,260
1,232,401	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4-2M1 (1 Month LIBOR USD + 0.90%, 0.60% Floor)	3.39%		03/25/2033	1,194,190
6,343,415	Chase Mortgage Finance Trust, Series 2005-A1-2A4	4.28%	#	12/25/2035	6,215,369
9,564,169	Chase Mortgage Finance Trust, Series 2006-S1-A5	6.50%		05/25/2036	7,784,352
11,280,332	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	8,619,919
6,685,923	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	4,697,158
17,828,221	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	13,330,628
6,054,910	Chase Mortgage Finance Trust, Series 2007-A2-6A4	4.38%	#	07/25/2037	5,843,881
3,330,501	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	2,379,275
1,652,027	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	503,037
3,398,029	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	2,564,412
4,369,114	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	4,324,862
743,532	ChaseFlex Trust, Series 2006-1-A5	6.16%	#	06/25/2036	700,702
4,760,021	ChaseFlex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	2.69%		09/25/2036	3,959,607
4,283,883	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	2,526,585
10,055,150	ChaseFlex Trust, Series 2007-M1-2F4	4.25%	ß	08/25/2037	9,728,195
10,458,250	ChaseFlex Trust, Series 2007-M1-2F5	4.25%	ß	08/25/2037	10,117,476
25,024,625	CHL Mortgage Pass-Through Trust, Series 2005-17-2A1	5.50%		09/25/2035	21,472,089
41,076,641	CHL Mortgage Pass-Through Trust, Series 2006-8-1A3	6.00%		05/25/2036	37,903,376
51,784,148	CHL Mortgage Pass-Through Trust, Series 2007-21-1A1	6.25%		02/25/2038	41,743,067
2,647,655	CHL Mortgage Pass-Through Trust, Series 2007-2-A2	6.00%		03/25/2037	2,169,675
3,429,946	CHL Mortgage Pass-Through Trust, Series 2007-7-A11	5.50%		06/25/2037	2,842,574
16,750,743	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	3.59%	#	03/25/2037	15,523,074
65,959,595	CIM Trust, Series 2016-1RR-B2	6.90%	# ^ Þ	07/26/2055	66,991,144
75,440,246	CIM Trust, Series 2016-2RR-B2	6.86%	# ^ Þ	02/25/2056	77,712,672
18,517,632	CIM Trust, Series 2016-3-A1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.99%	^	02/25/2056	19,035,170
73,074,681	CIM Trust, Series 2016-3RR-B2	6.44%	# ^ Þ	02/27/2056	75,042,721
50,188,672	CIM Trust, Series 2017-3RR-B2	10.09%	# ^ Þ	01/27/2057	57,477,061
187,381,929	CIM Trust, Series 2017-6-A1	3.02%	# ^	06/25/2057	184,041,771
138,873,109	CIM Trust, Series 2017-8-A1	3.00%	# ^	12/25/2065	137,040,776
5,794,269	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	5,921,580
1,295,917	Citicorp Mortgage Securities, Inc., Series 2006-7-1A1	6.00%		12/25/2036	1,149,346
5,507,238	Citicorp Residential Mortgage Securities, Inc., Series 2006-2-A5	5.41%	ß	09/25/2036	5,672,263
10,903,739	Citicorp Residential Mortgage Securities, Inc., Series 2007-1-A4	5.35%	ß	03/25/2037	11,139,604
2,146,805	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	1,677,792
1,054,502	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		11/25/2035	1,005,645
2,900,675	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	2,909,982
37,188,050	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.63%	^	09/25/2036	35,965,203
10,411,915	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3-1A1A	4.35%	#	06/25/2036	10,444,290
3,413,255	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85%	ß	10/25/2036	2,762,955
1,875,219	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	4.92%	ß	03/25/2036	1,258,412
11,977,553	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.16%	ß	05/25/2036	6,821,824
5,270,044	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3-M1 (1 Month LIBOR USD + 0.29%, 0.29% Floor)	2.78%		10/25/2036	5,268,648
5,139,074	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.48%	#	04/25/2037	5,215,884
800,893	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50%	^	10/25/2036	647,869
174,314	Citigroup Mortgage Loan Trust, Inc., Series 2007-2-2A	6.00%		11/25/2036	176,595
23,117,389	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75%	^	04/25/2047	19,395,626
1,232,668	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50%	# ^	05/25/2037	1,246,294
78,782,884	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.63%	^	01/25/2037	72,038,691
3,001,312	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	4.76%	#	04/25/2037	2,856,657
11,467,041	Citigroup Mortgage Loan Trust, Inc., Series 2007-FS1-2A1A (1 Month LIBOR USD + 1.00%, 1.00% Floor, 5.75% Cap)	3.49%	^	10/25/2037	10,805,409
4,968,308	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97%	ß	01/25/2037	3,316,885
10,951,939	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A5A	5.76%	ß	01/25/2037	7,313,379
3,340,453	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-1A1B	4.61%	# ^	11/25/2038	3,348,102
7,062,498	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00%	# ^	10/25/2037	6,578,624
94,742,867	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-5A4	6.00%	# ^	11/25/2036	93,396,827
77,258,350	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-6A4	6.00%	# ^	12/25/2036	75,568,208
55,005,285	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00%	# ^	06/25/2037	55,202,611
27,510,975	Citigroup Mortgage Loan Trust, Inc., Series 2014-J2-A1	3.50%	# ^	11/25/2044	27,579,584
213,741,083	Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2-A1A	3.93%	# ^	07/25/2067	217,068,947
16,649,239	Citigroup Mortgage Loan Trust, Inc., Series 2018-A-A1	4.00%	# ^	01/25/2068	16,794,062
24,065,965	Citigroup Mortgage Loan Trust, Inc., Series 2018-C-A1	4.13%	^ §	03/25/2059	24,229,043
200,896,160	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92%	^	10/25/2058	193,959,999
3,817,634	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	3,663,166
3,878,014	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	3,757,799
2,655,931	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	2,506,437
829,117	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		10/25/2021	849,217
3,162,931	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	2,847,489
8,308,467	CitiMortgage Alternative Loan Trust, Series 2006-A6-1A2 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		11/25/2036	8,139,764
4,546,735	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	4,370,029
2,216,834	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	2,130,678
6,011,009	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A8 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.09%		01/25/2037	5,007,167
5,672,055	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.91%	I/F I/O	01/25/2037	695,263
4,720,382	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1 (4.00% Floor, 6.00% Cap)	6.00%		03/25/2037	4,641,169
10,863,112	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.91%	I/F I/O	03/25/2037	1,117,118
4,257,020	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	4,130,118
7,844,714	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.82%		04/25/2037	6,245,773
7,844,714	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	4.18%	I/F I/O	04/25/2037	1,223,157
8,308,042	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A5	5.75%		04/25/2037	7,970,646
1,135,293	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	1,102,534
14,968,012	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	14,536,110
498,459	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	473,806
5,750,000	COLT Mortgage Loan Trust, Series 2016-2-M1	5.50%	# ^	09/25/2046	5,812,818
46,959,238	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	44,557,075
5,552,130	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	5,521,981
4,108,489	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	2.99%		07/25/2035	3,103,513
8,388,165	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.51%	I/F I/O	07/25/2035	763,867
295,504	Countrywide Alternative Loan Trust, Series 2005-20CB-4A1	5.25%		07/25/2020	292,917
3,052,288	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (-2 x 1 Month LIBOR USD + 13.05%, 13.05% Cap)	8.55%	I/F	07/25/2035	3,159,652
4,325,902	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	3.24%		08/25/2035	3,622,857
1,639,891	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	1,186,107
2,149,115	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	2,022,302
7,235,842	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	6,374,670
2,453,744	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	2,095,494
23,993,210	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	21,852,454
568,634	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	17.71%	I/F	12/25/2035	824,559
797,148	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	779,379
11,569,600	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	11,311,715
1,960,173	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.80%, 0.80% Floor, 5.50% Cap)	3.29%		01/25/2036	1,688,466
4,931,389	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (-1 x 1 Month LIBOR USD + 4.70%, 4.70% Cap)	2.21%	I/F I/O	01/25/2036	338,408
45,716,332	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	34,220,091
940,209	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	816,032
30,756,080	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	23,280,593
2,489,797	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	12.52%	I/F	02/25/2036	3,040,157
1,531,201	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	1,326,817
2,803,329	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	2,516,154
637,972	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	3.19%		10/25/2035	524,160
298,854	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	268,239
742,863	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	623,153
1,005,010	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	982,604
859,638	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 5.50% Cap)	2.97%		11/25/2035	671,242
1,719,277	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (-1 x 1 Month LIBOR USD + 5.02%, 5.02% Cap)	2.53%	I/F I/O	11/25/2035	145,683
3,891,000	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	3,923,707
165,616	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		01/25/2020	165,601
867,776	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	2.99%		04/25/2035	755,900
2,670,081	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.51%	I/F I/O	04/25/2035	173,250
8,246,176	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.50% Cap)	2.79%		05/25/2035	7,369,157
8,246,176	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (-1 x 1 Month LIBOR USD + 5.20%, 5.20% Cap)	2.71%	I/F I/O	05/25/2035	713,405
3,887,904	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.75%, 5.75% Floor)	5.75%		05/25/2036	3,165,076
39,768,256	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	30,185,996
1,203,378	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.09%		07/25/2036	807,435
1,203,378	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.01%	I/F I/O	07/25/2036	179,961
5,920,310	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	2.89%		08/25/2036	4,068,313
8,028,296	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.11%	I/F I/O	08/25/2036	1,195,113
1,235,905	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	1,070,711
2,050,880	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		08/01/2036	1,696,903
6,002,676	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	4.66%	I/F I/O	08/01/2036	1,428,852
4,813,364	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		08/01/2036	4,062,286
5,166,186	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.60%, 0.06% Floor, 6.00% Cap)	3.09%		08/01/2036	3,426,526
1,941,203	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	1,529,384
2,491,700	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	2,005,786
4,852,491	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	4,028,135
663,968	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (-7 x 1 Month LIBOR USD + 46.15%, 46.15% Cap)	29.99%	I/F	10/25/2036	1,323,359
406,694	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (-4 x 1 Month LIBOR USD + 33.37%, 33.37% Cap)	22.60%	I/F	10/25/2036	652,862
4,656,008	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	4,055,987
3,274,687	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.67%, 0.67% Floor, 6.00% Cap)	3.16%		11/25/2036	2,239,587
5,462,179	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (-1 x 1 Month LIBOR USD + 5.33%, 5.33% Cap)	2.84%	I/F I/O	11/25/2036	914,384
5,799,470	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	4,005,588
1,620,978	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	1,589,806
15,295,714	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.06%	I/F I/O	01/25/2037	3,468,888
5,208,913	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.94%		01/25/2037	1,053,141
2,264,608	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	2,074,876
3,854,283	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.96%	I/F I/O	01/25/2037	468,127
4,603,950	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	3,820,500
4,848,059	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	4,023,069
4,498,267	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.09%		02/25/2037	2,032,061
4,498,267	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.91%	I/F I/O	02/25/2037	619,714
1,299,887	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	1,205,852
3,870,359	Countrywide Alternative Loan Trust, Series 2006-J1-1A10	5.50%		02/25/2036	3,485,936
7,852,811	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	7,072,831
1,465,164	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	1,243,550
903,306	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	24.99%	I/F	05/25/2037	1,583,433
14,527,300	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	13,131,928
10,464,085	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.94%		08/25/2037	5,912,961
3,030,138	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	33.87%	I/F	08/25/2037	6,175,887
5,244,437	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	5,144,311
8,297,014	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	18.47%	I/F	08/25/2037	12,877,083
1,276,704	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	1,171,105
885,663	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	24.09%	I/F	08/25/2037	1,686,007
13,017,345	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	10,193,724
33,286,200	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	23,956,308
4,212,158	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	18.46%	I/F	09/25/2037	5,737,522
22,554,917	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	15,295,698
10,683,358	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.99%		09/25/2037	6,668,360
15,161,900	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.01%	I/F I/O	09/25/2037	2,979,632
15,581,278	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	3,872,455
5,833,070	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.16%	I/F I/O	04/25/2037	946,634
5,833,070	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	3.04%		04/25/2037	3,881,871
4,864,496	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	4,177,887
386,172	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (-6 x 1 Month LIBOR USD + 40.20%, 40.20% Cap)	25.29%	I/F	05/25/2037	739,058
412,233	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	25.17%	I/F	05/25/2037	785,845
630,229	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.99%		05/25/2037	308,394
630,229	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.01%	I/F I/O	05/25/2037	108,890
17,262,836	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	12,016,446
1,864,030	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	1,330,073
72,075	Countrywide Alternative Loan Trust, Series 2007-9T1-3A1	5.50%		05/25/2022	64,378
41,759,615	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	4.20%	#	03/25/2047	39,500,215
1,021,157	Countrywide Alternative Loan Trust, Series 2007-HY5R-2A1B	3.62%	#	03/25/2047	1,077,220
3,157,425	Countrywide Asset Backed Certificates, Series 2003-BC6-M1 (1 Month LIBOR USD + 0.83%, 0.55% Floor)	3.31%		11/25/2033	3,081,888
17,111,031	Countrywide Asset Backed Certificates, Series 2005-4-AF5B	5.15%		10/25/2035	17,460,044
36,197,440	Countrywide Asset Backed Certificates, Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.63%		06/25/2047	33,828,777
9,940,934	Countrywide Asset Backed Certificates, Series 2006-26-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.63%		06/25/2037	9,413,563
19,567,580	Countrywide Asset Backed Certificates, Series 2007-BC1-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.63%		05/25/2037	18,171,840
5,486,592	Countrywide Asset Backed Certificates, Series 2007-BC3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.67%		11/25/2047	4,900,670
416,883	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	5.43%	#	02/25/2033	382,851
1,609,375	Countrywide Home Loans, Series 2003-60-4A1	4.87%	#	02/25/2034	1,648,105
2,229,701	Countrywide Home Loans, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 9.50% Cap)	2.91%	^	11/25/2034	2,059,322
2,169,494	Countrywide Home Loans, Series 2004-R2-1AS	3.64%	# ^ I/O	11/25/2034	162,365
4,749,222	Countrywide Home Loans, Series 2005-20-A5	5.50%		10/25/2035	4,373,287
3,487,478	Countrywide Home Loans, Series 2005-20-A8	5.25%		10/25/2035	3,306,534
11,754,067	Countrywide Home Loans, Series 2005-23-A1	5.50%		11/25/2035	9,994,943
3,070,268	Countrywide Home Loans, Series 2005-24-A8	5.50%		11/25/2035	2,676,336
882,905	Countrywide Home Loans, Series 2005-27-2A1	5.50%		12/25/2035	709,557
1,481,808	Countrywide Home Loans, Series 2005-28-A7	5.25%		01/25/2019	1,270,333
18,553,014	Countrywide Home Loans, Series 2005-HYB1-4A1	4.35%	#	03/25/2035	18,022,699
1,755,328	Countrywide Home Loans, Series 2005-HYB8-1A1	4.32%	#	12/20/2035	1,558,115
2,788,850	Countrywide Home Loans, Series 2005-J3-2A4	4.50%		09/25/2035	2,684,722
1,788,466	Countrywide Home Loans, Series 2005-J4-A5	5.50%		11/25/2035	1,707,691
673,629	Countrywide Home Loans, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 9.50% Cap)	2.85%	^	03/25/2035	630,087
661,195	Countrywide Home Loans, Series 2005-R1-1AS	3.72%	# ^ I/O	03/25/2035	76,920
5,759,386	Countrywide Home Loans, Series 2006-16-2A1	6.50%		11/25/2036	4,023,237
5,753,038	Countrywide Home Loans, Series 2006-1-A2	6.00%		03/25/2036	4,710,023
2,312,513	Countrywide Home Loans, Series 2006-20-1A21	6.00%		02/25/2037	1,881,727
1,509,215	Countrywide Home Loans, Series 2006-J3-A4	5.50%		05/25/2036	1,519,347
6,470,442	Countrywide Home Loans, Series 2007-10-A7	6.00%		07/25/2037	5,275,042
20,442,773	Countrywide Home Loans, Series 2007-11-A1	6.00%		08/25/2037	16,213,055
12,622,483	Countrywide Home Loans, Series 2007-12-A9	5.75%		08/25/2037	11,042,683
5,069,867	Countrywide Home Loans, Series 2007-13-A1	6.00%		08/25/2037	4,156,753
8,307,256	Countrywide Home Loans, Series 2007-13-A10	6.00%		08/25/2037	6,811,068
6,547,521	Countrywide Home Loans, Series 2007-15-1A1	6.25%		09/25/2037	5,969,375
722,005	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	658,252
3,217,355	Countrywide Home Loans, Series 2007-15-1A29	6.25%		09/25/2037	2,933,262
7,183,657	Countrywide Home Loans, Series 2007-17-1A2	6.00%		10/25/2037	6,428,681
869,756	Countrywide Home Loans, Series 2007-18-1A1	6.00%		11/25/2037	743,539
6,589,836	Countrywide Home Loans, Series 2007-3-A1	6.00%		04/25/2037	5,404,986
2,537,979	Countrywide Home Loans, Series 2007-3-A12	6.00%		04/25/2037	2,081,651
5,111,451	Countrywide Home Loans, Series 2007-4-1A39	6.00%		05/25/2037	3,940,959
2,245,468	Countrywide Home Loans, Series 2007-5-A2	5.75%		05/25/2037	1,870,616
7,632,052	Countrywide Home Loans, Series 2007-7-A1	6.00%		06/25/2037	6,535,238
2,287,828	Countrywide Home Loans, Series 2007-7-A2	5.75%		06/25/2037	1,927,542
6,979,675	Countrywide Home Loans, Series 2007-8-1A4	6.00%		01/25/2038	5,451,413
3,662,908	Countrywide Home Loans, Series 2007-8-1A5	5.44%		01/25/2038	2,741,312
8,504,502	Countrywide Home Loans, Series 2007-8-1A9 (1 Month LIBOR USD + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	6,642,365
1,467,234	Countrywide Home Loans, Series 2007-9-A11	5.75%		07/25/2037	1,232,644
9,124,029	Countrywide Home Loans, Series 2007-HY1-1A1	4.46%	#	04/25/2037	8,897,505
23,015,012	Countrywide Home Loans, Series 2007-J1-2A1	6.00%		02/25/2037	16,555,283
563,103	Countrywide Home Loans, Series 2007-J3-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.99%		07/25/2037	313,295
2,815,516	Countrywide Home Loans, Series 2007-J3-A2 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.01%	I/F I/O	07/25/2037	522,984
4,698,829	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-3-A4B	6.11%	ß	11/25/2036	1,488,654
2,916,248	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-4-A6A	5.68%		12/25/2036	1,209,253
10,239,437	Credit Suisse First Boston Mortgage Backed Trust, Series 2007-1-1A1A	5.90%	#	05/25/2037	4,403,541
61,245	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-AR8-2A1	4.31%	#	09/25/2034	61,392
3,485,084	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	3,298,644
733,668	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	694,402
10,475,780	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	10,009,289
9,936,936	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	3,281,140
4,990,606	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	4,933,094
4,379,109	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	3,435,969
1,925,242	Credit Suisse Mortgage Capital Certificates, Series 2005-1R-2A5	5.75%	^	12/26/2035	1,842,545
15,679,912	Credit Suisse Mortgage Capital Certificates, Series 2006-1-2A1	6.00%		02/25/2036	10,888,620
2,601,200	Credit Suisse Mortgage Capital Certificates, Series 2006-2-3A1	6.50%		03/25/2036	1,360,403
3,045,997	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 6.00% Cap)	3.19%		03/25/2036	1,641,808
17,025,720	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	2.81%	I/F I/O	03/25/2036	2,907,933
3,546,434	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A3	6.25%		03/25/2036	2,657,398
9,598,068	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A4	6.00%		03/25/2036	7,008,626
3,468,012	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A3	5.50%		04/25/2036	3,165,855
2,096,502	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A4	5.50%		04/25/2036	1,917,377
3,571,000	Credit Suisse Mortgage Capital Certificates, Series 2006-4-1A8 (1 Month LIBOR USD + 1.00%, 6.00% Floor, 6.00% Cap)	6.00%		05/25/2036	3,054,165
20,420,856	Credit Suisse Mortgage Capital Certificates, Series 2006-4-4A1	7.00%		05/25/2036	8,866,932
10,132,539	Credit Suisse Mortgage Capital Certificates, Series 2006-6-1A4	6.00%		07/25/2036	8,300,409
10,177,031	Credit Suisse Mortgage Capital Certificates, Series 2006-6-3A1	7.00%		07/25/2036	2,426,601
202,472	Credit Suisse Mortgage Capital Certificates, Series 2006-7-3A11	6.00%		08/25/2036	162,786
2,816,611	Credit Suisse Mortgage Capital Certificates, Series 2006-7-7A5	6.00%		08/25/2036	2,830,544
6,518,701	Credit Suisse Mortgage Capital Certificates, Series 2006-9-2A1	5.50%		11/25/2036	5,473,529
21,697,811	Credit Suisse Mortgage Capital Certificates, Series 2006-9-3A1	6.00%		11/25/2036	18,699,809
6,128,400	Credit Suisse Mortgage Capital Certificates, Series 2006-9-4A1	6.00%		11/25/2036	3,951,448
4,368,081	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A14	6.00%		11/25/2036	4,213,923
709,733	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A15 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	24.96%	I/F	11/25/2036	1,263,654
10,712,237	Credit Suisse Mortgage Capital Certificates, Series 2007-1-1A4	6.13%	#	02/25/2037	4,922,815
4,965,078	Credit Suisse Mortgage Capital Certificates, Series 2007-1-5A14	6.00%		02/25/2037	4,337,420
7,838,166	Credit Suisse Mortgage Capital Certificates, Series 2007-3-2A10	6.00%		04/25/2037	5,501,689
5,559,378	Credit Suisse Mortgage Capital Certificates, Series 2007-5-2A5	5.00%		08/25/2037	4,425,254
45,507,327	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A19	6.00%		08/25/2037	38,039,771
20,183,980	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A9	6.00%		08/25/2037	16,862,958
7,709,793	Credit Suisse Mortgage Capital Certificates, Series 2008-2R-1A1	6.00%	^	07/25/2037	7,209,287
1,481,940	Credit Suisse Mortgage Capital Certificates, Series 2009-1R-4A2	4.44%	# ^	07/20/2035	1,501,734
3,636,053	Credit Suisse Mortgage Capital Certificates, Series 2010-13R-1A2	5.50%	# ^	12/26/2035	3,695,774
71,740,877	Credit Suisse Mortgage Capital Certificates, Series 2010-17R-6A1	3.55%	# ^	06/26/2037	71,676,447
8,779,796	Credit Suisse Mortgage Capital Certificates, Series 2010-2R-4A17	6.00%	# ^	03/26/2037	8,842,371
12,086,275	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-8A17	6.00%	# ^	06/26/2037	12,127,926
9,962,868	Credit Suisse Mortgage Capital Certificates, Series 2010-7R-4A17	6.00%	# ^	04/26/2037	9,885,995
14,738,017	Credit Suisse Mortgage Capital Certificates, Series 2010-9R-2A5	4.00%	# ^	02/27/2038	14,761,141
12,565,623	Credit Suisse Mortgage Capital Certificates, Series 2012-10R-4A2	3.94%	# ^	08/26/2046	11,885,495
42,214,334	Credit Suisse Mortgage Capital Certificates, Series 2013-6-1A1	2.50%	# ^	07/25/2028	41,764,743
42,566,292	Credit Suisse Mortgage Capital Certificates, Series 2013-9R-A1	3.00%	# ^	05/27/2043	39,435,065
20,299,549	Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4-A2	3.00%	# ^	07/25/2043	19,846,129
4,806,498	Credit Suisse Mortgage Capital Certificates, Series 2014-WIN1-2A4	3.00%	# ^	09/25/2044	4,704,587
68,766,865	Credit Suisse Mortgage Capital Certificates, Series 2015-1-A1	2.50%	# ^	01/25/2045	66,046,777
32,370	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6-A4	3.66%		06/25/2035	32,353
12,563,342	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4-AV3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.64%		05/25/2036	10,221,598
9,750,000	Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1-A3	5.83%	^ ß	12/25/2036	10,039,726
11,458,916	CSMC Trust, Series 2006-4-6A1	6.00%		05/25/2036	8,325,748
6,534,941	CSMC Trust, Series 2007-1-3A1	6.00%		02/25/2022	2,889,997
74,906	CSMC Trust, Series 2007-2-2A1	5.00%		03/25/2037	72,451
10,233,275	CSMC Trust, Series 2009-12R-5A1	6.00%	^	06/27/2036	9,751,347
24,479,245	CSMC Trust, Series 2010-4R-3A17	6.00%	# ^	06/26/2037	24,563,603
124,734,671	CSMC Trust, Series 2015-PR2-A1	7.25%	^ §	07/26/2055	132,415,358
23,858,926	CSMC Trust, Series 2016-PR1-A1	5.50%	^ §	07/25/2056	24,214,476
40,371,007	CSMC Trust, Series 2017-1A-A	4.50%	^	03/25/2021	40,612,426
77,345,785	CSMC Trust, Series 2018-5R-1A1 (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.81%	^	10/30/2046	78,146,546
64,362,466	CSMC Trust, Series 2018-RPL2-A1	4.03%	^ §	08/25/2062	64,413,776
181,726,821	CSMC Trust, Series 2018-RPL7-A1	4.00%	^	08/26/2058	182,354,069
89,343,003	CSMC Trust, Series 2018-RPL8-A1	4.13%	# ^	07/25/2058	89,844,342
111,041,000	CSMC Trust, Series 2019-3R-1A1 (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.89%	^	06/02/2047	111,812,957
72,440,300	CSMC Trust, Series 2019-RPL2-A1	4.34%	^	07/25/2058	72,974,518
9,703,059	CSMLT Trust, Series 2015-3-1A2	3.50%	# ^	11/25/2045	9,802,694
7,804,814	Deephaven Residential Mortgage Trust, Series 2018-3A-A2	3.89%	# ^	08/25/2058	7,871,212
7,597,525	Deephaven Residential Mortgage Trust, Series 2018-3A-A3	3.96%	# ^	08/25/2058	7,641,661
14,596,895	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50%	#	09/25/2035	14,344,593
890,083	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	17.71%	I/F	11/25/2035	1,238,995
961,976	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 5.50% Cap)	2.69%		11/25/2035	584,578
2,903,349	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	2.81%	I/F I/O	11/25/2035	338,325
24,926,203	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	2.79%		09/25/2047	22,206,879
15,021,887	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5-A1B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	2.71%		08/25/2047	14,159,861
6,045,910	Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB1-A1C	5.67%	#	02/25/2036	5,922,189
814,573	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	5.28%	#	06/25/2036	777,436
21,704,435	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65%	#	10/25/2036	20,352,854
1,546,180	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90%	#	10/25/2036	1,449,603
2,269,778	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90%	#	10/25/2036	2,128,005
4,508,946	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	5.87%	ß	10/25/2036	4,227,420
8,800,933	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.65%	^I/F	04/15/2036	8,520,586
5,081,342	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (-1 x 1 Month LIBOR USD + 12.11%, 12.11% Cap)	8.63%	^I/F	04/15/2036	4,893,596
8,250,977	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	9.86%	^I/F	04/15/2036	8,079,763
545,234	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (-3 x 1 Month LIBOR USD + 19.35%, 19.35% Cap)	11.90%	^I/F	04/15/2036	576,659
4,773,321	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (-1 x 1 Month LIBOR USD + 12.57%, 12.57% Cap)	9.09%	^I/F	04/15/2036	4,422,005
79,058,835	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.65%	^I/F	04/15/2036	72,485,298
9,543,718	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	8,605,312
1,554,295	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01%	#	10/25/2036	1,457,088
18,771,563	Equifirst Loan Securitization Trust, Series 2007-1-A2B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.68%		04/25/2037	17,998,401
6,340,123	First Franklin Mortgage Loan Trust, Series 2006-FF3-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.69%		02/25/2036	6,336,754
7,697,353	First Horizon Alternative Mortgage Securities, Series 2005-AA4-1A1	3.95%	#	05/25/2035	6,289,580
6,965,786	First Horizon Alternative Mortgage Securities, Series 2005-FA8-1A4	5.50%		11/25/2035	5,737,423
373,678	First Horizon Alternative Mortgage Securities, Series 2005-FA8-2A1	5.00%		11/25/2020	374,380
5,060,291	First Horizon Alternative Mortgage Securities, Series 2005-FA9-A4A	5.50%		12/25/2035	4,288,343
3,282,584	First Horizon Alternative Mortgage Securities, Series 2006-AA3-A1	4.17%	#	06/25/2036	3,026,911
2,921,318	First Horizon Alternative Mortgage Securities, Series 2006-FA1-1A12	6.00%		04/25/2036	2,290,805
17,030	First Horizon Alternative Mortgage Securities, Series 2006-FA1-1A6 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.75% Cap)	3.24%		04/25/2036	17,055
2,201,699	First Horizon Alternative Mortgage Securities, Series 2006-FA2-1A5	6.00%		05/25/2036	1,666,825
560,008	First Horizon Alternative Mortgage Securities, Series 2006-FA7-A8	6.25%		12/25/2036	455,256
2,988,375	First Horizon Alternative Mortgage Securities, Series 2006-FA8-1A5	6.00%		02/25/2037	2,281,024
5,817,516	First Horizon Alternative Mortgage Securities, Series 2006-RE1-A1	5.50%		05/25/2035	5,287,962
16,900,606	First Horizon Alternative Mortgage Securities, Series 2007-FA3-A3	6.00%		06/25/2037	12,416,047
869,623	First Horizon Alternative Mortgage Securities, Series 2007-FA3-A4	6.00%		06/25/2037	638,869
976,088	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A13	6.25%		08/25/2037	742,247
3,013,258	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A4	6.25%		08/25/2037	2,291,372
1,415,799	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A5	6.25%		08/25/2037	1,076,616
3,699,929	First Horizon Asset Securities, Inc., Series 2005-8-1A11	5.75%		02/25/2036	3,148,639
1,797,313	First Horizon Asset Securities, Inc., Series 2006-1-1A2	6.00%		05/25/2036	1,471,531
4,323,004	First Horizon Asset Securities, Inc., Series 2007-1-A3	6.00%		03/25/2037	3,530,551
3,191,185	First Horizon Asset Securities, Inc., Series 2007-4-1A1	6.00%		08/25/2037	2,570,914
162,522,134	Fremont Home Loan Trust, Series 2006-D-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.63%		11/25/2036	112,650,771
89,883,094	GCAT LLC, Series 2018-2-A1	4.09%	^ §	06/26/2023	90,529,893
16,300,000	GCAT LLC, Series 2019-1-A1	4.09%	^ §	04/26/2049	16,402,315
46,273,000	GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2-A2D (1 Month LIBOR USD + 0.32%, 0.32% Floor)	2.81%		12/25/2035	44,317,156
28,260,437	GE-WMC Mortgage Securities Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.64%		08/25/2036	19,228,938
4,393,502	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	4.23%	#	09/19/2035	4,193,956
6,724,273	GMACM Mortgage Loan Trust, Series 2005-J1-A14	5.50%		12/25/2035	6,660,196
34,478,234	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap)	2.75%		08/25/2045	24,661,956
22,514,813	GreenPoint Mortgage Funding Trust, Series 2006-AR7-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.69%		12/25/2046	22,060,414
34,636,970	GreenPoint Mortgage Funding Trust, Series 2007-AR2-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	2.73%		04/25/2047	32,172,398
1,277,144	GS Mortgage Securities Corporation, Series 2008-2R-1A1	7.50%	# ^	09/25/2036	914,751
3,401,169	GS Mortgage Securities Corporation, Series 2009-3R-1A2	6.00%	# ^	04/25/2037	3,375,360
198,065	GSAA Home Equity Trust, Series 2005-12-AF3	5.07%	#	09/25/2035	171,087
2,851,042	GSAA Home Equity Trust, Series 2005-7-AF3	4.75%	#	05/25/2035	2,856,050
9,999,172	GSAA Home Equity Trust, Series 2006-10-AF3	5.98%	#	06/25/2036	4,630,858
7,156,579	GSAA Home Equity Trust, Series 2006-10-AF4	6.30%	ß	06/25/2036	3,312,642
13,516,678	GSAA Home Equity Trust, Series 2006-15-AF4	5.96%	ß	09/25/2036	6,416,031
2,253,189	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77%	#	11/25/2036	1,188,785
4,977,200	GSAA Home Equity Trust, Series 2006-18-AF6	5.68%	ß	11/25/2036	2,299,900
5,322,098	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	4,479,763
3,009,847	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	2,126,319
25,182,224	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.64%		08/25/2036	21,205,309
11,603,140	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor)	2.84%	^	03/25/2035	10,876,430
11,603,140	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	2.17%	# ^ I/O	03/25/2035	689,010
6,776,757	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap)	2.84%	^	09/25/2035	6,064,661
6,776,757	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	2.02%	# ^ I/O	09/25/2035	688,363
26,155,943	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AF1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.15% Cap)	2.84%	^	01/25/2036	23,057,596
26,155,943	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	1.92%	# ^ I/O	01/25/2036	1,894,729
5,843,745	GSMSC Pass-Through Trust, Series 2009-3R-3A2	5.75%	# ^	04/25/2037	5,788,291
1,839,316	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	1,866,140
3,835,814	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	3,926,114
545,609	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	578,693
5,442,808	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (-1 x 1 Month LIBOR USD + 6.90%, 6.90% Cap)	4.41%	I/F I/O	07/25/2035	471,391
374,396	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.99%		07/25/2035	351,533
279,049	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.99%		09/25/2035	269,560
9,900,555	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	7,513,597
3,116,180	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	2,542,455
844,609	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	972,799
737,600	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	704,274
2,734,781	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	2,195,488
3,284,451	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	2,696,939
27,494,301	GSR Mortgage Loan Trust, Series 2006-5F-3A1	6.50%		06/25/2036	22,335,939
10,098,916	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	8,620,870
5,270,901	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	3,191,323
2,319,337	GSR Mortgage Loan Trust, Series 2006-9F-2A1	6.00%		10/25/2036	2,203,650
16,983,505	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	13,767,894
7,813	GSR Mortgage Loan Trust, Series 2006-9F-8A1	5.50%		08/25/2021	7,507
1,128,804	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	1,322,039
1,676,950	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	1,977,650
23,484,060	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	20,814,629
1,256,287	HarborView Mortgage Loan Trust, Series 2005-14-3A1A	4.87%	#	12/19/2035	1,243,977
58,871,027	HarborView Mortgage Loan Trust, Series 2005-8-2A1A (12 Month US Treasury Average + 1.55%, 1.55% Floor)	3.95%		09/19/2035	45,315,119
6,939,199	HarborView Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.66%		11/19/2036	6,833,726
13,632,569	HarborView Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.65%		12/19/2036	12,512,328
61,132,829	HarborView Mortgage Loan Trust, Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.66%		01/25/2047	56,896,311
91,803,249	HarborView Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.20%)	2.69%		07/21/2036	69,356,694
20,039,919	HarborView Mortgage Loan Trust, Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	2.69%		02/19/2046	18,274,805
56,853,763	HarborView Mortgage Loan Trust, Series 2007-3-1A1A (1 Month LIBOR USD + 0.20%)	2.68%		05/19/2047	54,557,166
17,177,920	HarborView Mortgage Loan Trust, Series 2007-4-1A1 (1 Month LIBOR USD + 0.22%, 10.00% Cap)	2.70%		07/19/2047	16,469,070
26,825,019	HarborView Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	3.49%		10/25/2037	25,173,907
1,094,832	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.29%, 0.86% Floor)	3.78%		08/25/2033	1,093,846
1,128,906	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.99%, 0.66% Floor)	3.48%		01/25/2035	1,125,048
12,182,000	Home Equity Loan Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	2.77%		06/25/2036	11,207,375
5,719,759	Home Equity Loan Trust, Series 2007-FRE1-2AV2 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.65%		04/25/2037	5,695,135
10,354,097	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-D-2A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	2.73%		11/25/2036	8,462,759
1,095,376	HomeBanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor, 11.50% Cap)	2.98%		03/25/2035	916,659
10,672,810	HomeBanc Mortgage Trust, Series 2005-3-A1 (1 Month LIBOR USD + 0.24%, 0.24% Floor, 11.50% Cap)	2.73%		07/25/2035	10,604,601
27,319,726	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	18,043,982
1,768,746	HSI Asset Loan Obligation Trust, Series 2007-AR1-3A1	4.68%	#	01/25/2037	1,649,807
17,354,403	HSI Asset Loan Obligation Trust, Series 2007-WF1-A3	4.95%	ß	12/25/2036	9,336,009
15,766,171	Impac Secured Assets Trust, Series 2007-1-A2 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 11.50% Cap)	2.65%		03/25/2037	14,656,195
587,669	Impac Trust, Series 2002-9F-A1	5.22%		12/25/2032	594,280
5,874,684	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.67%		07/25/2047	4,936,407
1,685,343	IndyMac Mortgage Loan Trust, Series 2006-AR2-1A1	4.04%	#	09/25/2036	1,521,198
3,242,965	IndyMac Mortgage Loan Trust, Series 2006-AR2-4A1	4.23%	#	09/25/2036	3,145,901
16,931,222	IndyMac Mortgage Loan Trust, Series 2006-AR3-1A1	4.35%	#	12/25/2036	16,099,889
6,142,738	IndyMac Mortgage Loan Trust, Series 2006-AR7-3A1	4.06%	#	05/25/2036	5,406,280
4,285,956	IndyMac Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	3,057,950
3,137,655	IndyMac Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	2,238,658
14,084,151	IndyMac Mortgage Loan Trust, Series 2007-A2-1A1	6.00%		10/25/2037	13,009,716
20,426,989	IndyMac Mortgage Loan Trust, Series 2007-A2-3A1	7.00%		10/25/2037	11,496,916
21,030,556	IndyMac Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	16,066,501
7,433,784	IndyMac Mortgage Loan Trust, Series 2007-AR13-2A1	3.84%	#	07/25/2037	6,057,433
5,773,558	IndyMac Mortgage Loan Trust, Series 2007-AR1-3A1	3.59%	#	03/25/2037	5,450,265
4,403,809	IndyMac Mortgage Loan Trust, Series 2007-AR3-3A1	3.58%	#	07/25/2037	4,068,522
32,253,111	IndyMac Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	16,183,827
437,866	IndyMac Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	423,748
25,635,516	IndyMac Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	15,252,455
4,592,793	Jefferies Resecuritization Trust, Series 2010-R4-1A4	6.00%	# ^ Þ	10/26/2036	4,564,378
10,495,444	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	9,789,403
3,364,615	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	3,138,274
3,496,404	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	2,911,965
13,967,600	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19%		05/25/2036	13,094,503
193,664	JP Morgan Alternative Loan Trust, Series 2006-S4-A3A	5.78%	ß	12/25/2036	193,527
25,157,510	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	5.96%	ß	12/25/2036	23,463,524
9,896,709	JP Morgan Mortgage Acquisition Trust, Series 2006-CH2-AF3	5.46%	ß	09/25/2029	7,803,937
17,588,605	JP Morgan Mortgage Acquisition Trust, Series 2006-HE3-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.63%		11/25/2036	15,866,962
3,885,223	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1-A5	6.41%	ß	07/25/2036	1,891,523
23,000,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH1-AF5	4.90%	ß	11/25/2036	23,260,125
9,690,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3-M2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	2.81%		03/25/2037	8,149,036
1,116,541	JP Morgan Mortgage Trust, Series 2005-A6-5A1	4.32%	#	08/25/2035	1,117,475
7,183,542	JP Morgan Mortgage Trust, Series 2005-S1-1A2	6.50%		01/25/2035	7,929,131
774,027	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	748,282
1,405,088	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	1,000,047
4,750,019	JP Morgan Mortgage Trust, Series 2006-S2-3A5	6.25%		07/25/2036	3,621,091
3,304,117	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	2,684,813
9,027,380	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.50% Cap)	2.87%		08/25/2036	3,438,355
9,027,380	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (-1 x 1 Month LIBOR USD + 7.12%, 7.12% Cap)	4.63%	I/F I/O	08/25/2036	2,783,120
1,539,623	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	1,251,045
7,532,008	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	2.87%		01/25/2037	4,067,010
7,532,008	JP Morgan Mortgage Trust, Series 2006-S4-A9 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.13%	I/F I/O	01/25/2037	1,779,210
1,767,971	JP Morgan Mortgage Trust, Series 2007-A2-2A1	4.49%	#	04/25/2037	1,682,904
9,581,425	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	6,963,887
3,252,778	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	2,538,510
6,418,264	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	5,104,906
1,081,702	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	860,168
5,917,949	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	4,705,945
6,744,721	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	5,363,392
671,204	JP Morgan Mortgage Trust, Series 2007-S3-2A2	5.50%		08/25/2022	653,945
42,117,476	JP Morgan Mortgage Trust, Series 2018-7FRB-A2 (1 Month LIBOR USD + 0.75%)	3.24%	^	04/25/2046	42,152,577
8,502,781	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00%	^	02/26/2037	6,845,172
16,706,960	JP Morgan Resecuritization Trust, Series 2009-7-7A1	7.00%	# ^ Þ	09/27/2037	12,171,744
16,380,633	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00%	^	02/26/2037	13,954,137
11,323,525	JP Morgan Resecuritization Trust, Series 2010-2-3A9	6.00%	^	07/26/2036	11,461,367
50,000,000	Legacy Mortgage Asset Trust, Series 2018-GS2-A1	3.75%	^ §	01/25/2059	50,408,050
56,391,185	Legacy Mortgage Asset Trust, Series 2018-GS3-A1	4.00%	^ §	06/25/2058	56,365,759
26,604,012	Legacy Mortgage Asset Trust, Series 2018-SL1-A	4.00%	# ^	02/25/2058	26,554,547
55,237,277	Legacy Mortgage Asset Trust, Series 2019-GS1-A1	4.00%	^ §	01/25/2059	55,696,884
80,000,000	Legacy Mortgage Asset Trust, Series 2019-SL1-A	4.00%	# ^	12/28/2054	80,526,320
2,820,985	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	2,403,127
2,495,091	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	2,435,176
3,749,323	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	3,737,118
319,269	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	311,499
1,714,774	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	1,708,407
1,612,327	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	3.24%		02/25/2036	1,193,078
4,836,980	Lehman Mortgage Trust, Series 2006-1-1A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.26%	I/F I/O	02/25/2036	683,983
5,479,760	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	3.24%		02/25/2036	4,689,940
5,479,760	Lehman Mortgage Trust, Series 2006-1-3A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.26%	I/F I/O	02/25/2036	445,343
3,530,563	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	3,366,232
3,375,299	Lehman Mortgage Trust, Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.91%	I/F I/O	08/25/2036	478,927
2,145,267	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	2,040,621
6,640,867	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	2.84%		09/25/2036	2,441,856
13,832,854	Lehman Mortgage Trust, Series 2006-5-2A2 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	4.66%	I/F I/O	09/25/2036	3,513,985
9,841,163	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	8,621,856
2,816,513	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	2,657,804
3,582,016	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.94%		11/25/2036	1,454,378
12,521,936	Lehman Mortgage Trust, Series 2006-7-2A5 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.06%	I/F I/O	11/25/2036	4,026,333
2,723,644	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	19.25%	I/F	01/25/2037	3,864,030
2,990,203	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 5.75% Cap)	3.09%		01/25/2037	2,219,566
8,912,567	Lehman Mortgage Trust, Series 2006-9-1A6 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	2.66%	I/F I/O	01/25/2037	1,101,646
4,309,841	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	2.87%		01/25/2037	1,717,930
8,068,732	Lehman Mortgage Trust, Series 2006-9-2A2 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.13%	I/F I/O	01/25/2037	2,058,920
7,967,666	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	5,247,184
2,566,650	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	2,281,462
2,769,629	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.82%		05/25/2037	1,234,524
12,843,796	Lehman Mortgage Trust, Series 2007-4-2A8 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	4.18%	I/F I/O	05/25/2037	3,452,068
1,091,486	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.82%		05/25/2037	507,079
11,580,854	Lehman Mortgage Trust, Series 2007-5-11A1	5.19%	#	06/25/2037	9,032,437
1,491,875	Lehman Mortgage Trust, Series 2007-5-3A4	5.00%		12/25/2035	1,366,641
1,290,509	Lehman Mortgage Trust, Series 2007-5-4A3 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	25.17%	I/F	08/25/2036	2,331,852
884,896	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	680,371
335,769	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	315,016
7,968,269	Lehman Mortgage Trust, Series 2007-9-2A2	6.50%		10/25/2037	5,114,997
4,978,679	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	3,472,731
397,205	Lehman Trust, Series 2005-10-2A3B	5.33%	ß	01/25/2036	455,832
7,705,457	Lehman Trust, Series 2005-4-2A3A	5.00%	ß	10/25/2035	7,919,592
13,302,040	Lehman Trust, Series 2005-9N-2A1 (12 Month US Treasury Average + 1.06%, 1.06% Floor)	3.46%		02/25/2036	12,435,053
8,524,367	Lehman Trust, Series 2006-17-1A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.66%		08/25/2046	8,661,649
13,442,873	Lehman Trust, Series 2006-5-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.70%		04/25/2036	12,479,203
433,448	Lehman Trust, Series 2006-5-2A4A	5.89%		04/25/2036	423,025
14,484,994	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.69%		06/25/2046	14,186,386
13,752,592	Lehman Trust, Series 2007-1-2A1	7.00%	#	02/25/2037	12,340,437
21,640,961	Lehman Trust, Series 2007-12N-1A3A (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.69%		07/25/2047	20,611,364
672,953	Long Beach Mortgage Loan Trust, Series 2006-WL1-2A3 (1 Month LIBOR USD + 0.48%, 0.24% Floor)	2.97%		01/25/2046	674,714
6,844,363	Luminent Mortgage Trust, Series 2005-1-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 11.50% Cap)	2.75%		11/25/2035	6,699,049
3,759,090	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	4.14%	#	03/25/2035	2,998,441
1,739,213	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	3.37%	#	07/25/2035	1,650,327
12,174,685	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	4.32%	#	11/25/2036	13,109,864
1,603,678	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	1,535,622
334,980	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	337,188
3,207,621	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	3,033,730
2,046,053	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	1,739,701
3,534,647	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	3,380,623
5,094,586	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	3,169,249
4,566,789	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.13%, 2.75% Floor)	6.61%		12/25/2032	4,693,556
11,667,548	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.66%		06/25/2036	10,407,824
25,424,253	MASTR Asset Backed Securities Trust, Series 2007-HE1-A3 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.70%		05/25/2037	24,258,622
3,971,932	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	3,695,436
2,757,381	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	2,637,811
3,285,732	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	2,496,311
24,905,394	MASTR Resecuritization Trust, Series 2008-1-A1	6.00%	# ^	09/27/2037	23,558,595
14,608,877	MASTR Resecuritization Trust, Series 2008-4-A1	6.00%	# ^	06/27/2036	12,944,329
2,230,123	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00%	Δ	10/25/2032	2,296,138
1,024,145	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	2.89%		10/25/2032	961,714
19,113,747	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	2.81%		03/25/2037	9,263,181
19,113,747	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (-1 x 1 Month LIBOR USD + 6.68%, 6.68% Cap)	4.19%	I/F I/O	03/25/2037	4,896,730
3,345,603	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	4.62%	#	10/25/2036	3,289,397
1,633,861	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	1,362,301
31,396,683	MFA LLC, Series 2017-NPL1-A1	3.35%	^ §	11/25/2047	31,442,535
60,341,237	MFA LLC, Series 2018-NPL1-A1	3.88%	^ §	05/25/2048	59,939,189
82,915,272	MFA LLC, Series 2018-NPL2-A1	4.16%	^ §	07/25/2048	83,451,684
34,394,162	Morgan Stanley Home Equity Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	2.71%		12/25/2036	20,075,993
1,306,439	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	3.19%		12/25/2035	994,572
3,273,231	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	3,050,974
4,248,006	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.45%	#	12/25/2035	4,211,221
106,897	Morgan Stanley Mortgage Loan Trust, Series 2005-6AR-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	2.77%		11/25/2035	107,290
5,517,134	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.23%	ß	08/25/2036	2,076,173
10,343,297	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	8,193,388
6,747,523	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	5.65%	ß	10/25/2046	3,262,601
2,203,224	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	5.58%	ß	10/25/2046	925,863
4,639,571	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	4,640,108
26,630,508	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.02%	#	06/25/2036	22,798,983
2,563,222	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	2,160,377
2,594,819	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	2,187,009
3,544,413	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	2,866,210
9,030,761	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	4.53%	#	10/25/2037	7,983,152
3,653,984	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	5.92%	ß	09/25/2046	1,531,454
2,573,873	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.08%	ß	09/25/2046	1,247,954
891,669	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	5.62%	ß	01/25/2047	816,167
7,033,278	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	5.86%	ß	01/25/2047	3,850,564
4,113,804	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	5.96%	ß	01/25/2047	2,251,880
24,921,026	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00%	# ^	11/26/2036	25,180,155
3,533,150	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94%	# ^ Þ	02/26/2037	3,775,076
13,650,095	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1-AF3	6.17%	#	07/25/2036	6,673,642
33,589,250	New Century Home Equity Loan Trust, Series 2005-2-M3 (1 Month LIBOR USD + 0.74%, 0.49% Floor)	3.22%		06/25/2035	33,687,364
12,500,000	New Century Home Equity Loan Trust, Series 2006-1-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor, 12.50% Cap)	2.77%		05/25/2036	10,531,119
10,690,494	New Residential Mortgage Loan Trust, Series 2014-2A-A3	3.75%	# ^	05/25/2054	10,800,125
34,666,213	New Residential Mortgage Loan Trust, Series 2015-2A-A1	3.75%	# ^	08/25/2055	35,158,050
77,183,756	New Residential Mortgage Loan Trust, Series 2018-FNT1-A	3.61%	^	05/25/2023	77,929,822
34,876,138	New Residential Mortgage Loan Trust, Series 2018-FNT2-A	3.79%	^	07/25/2054	35,192,126
35,405,965	New Residential Mortgage Loan Trust, Series 2019-NQM1-A1	3.67%	# ^	01/25/2049	35,680,609
23,413,664	New Residential Mortgage Loan Trust, Series 2019-RPL1-A1	4.33%	^ §	02/26/2024	23,664,912
576,537	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.66%, 0.33% Floor, 10.50% Cap)	3.15%		08/25/2035	554,917
201,148	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	4.86%		02/25/2035	203,620
15,440,714	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16%	#	05/25/2036	5,690,218
3,137,829	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41%	#	05/25/2036	1,155,742
18,018,099	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	#	01/25/2036	9,273,521
3,045,438	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65%	#	01/25/2036	1,568,041
1,508,435	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76%	#	06/25/2036	730,107
17,422,088	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	ß	10/25/2036	6,792,907
3,112,712	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	ß	02/25/2037	1,428,602
15,514,473	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99%	ß	02/25/2037	7,121,286
24,328,961	NRPL Trust, Series 2018-2A-A1	4.25%	# ^	07/25/2067	24,395,778
49,082,073	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS2-A	3.27%	^	02/25/2023	49,078,049
37,167,676	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2-A1	3.00%	^ §	07/25/2057	36,789,907
59,456,547	OBX Trust, Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	3.14%	^	06/25/2057	59,171,167
934,175	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	3.46%		11/25/2034	938,861
8,134,148	Option One Mortgage Loan Trust, Series 2007-1-2A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.63%		01/25/2037	5,141,873
91,202,431	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.68%		07/25/2037	82,791,524
13,000,000	Park Place Securities, Inc., Series 2005-WHQ4-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor)	2.98%		09/25/2035	12,968,888
6,767,175	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.10% Cap)	2.65%		02/25/2037	5,693,979
18,369,214	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	17,767,483
8,571,374	PHH Alternative Mortgage Trust, Series 2007-2-2A2	6.00%		05/25/2037	8,290,597
631,895	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	578,660
210,600,552	PR Mortgage Loan Trust, Series 2014-1-APT	5.91%	# ^	10/25/2049	197,207,726
24,177,005	Preston Ridge Partners Mortgage Trust, Series 2017-2A-A1	3.47%	^ §	09/25/2022	24,202,848
119,130,650	Pretium Mortgage Credit Partners LLC, Series 2018-NPL1-A1	3.38%	^ §	01/27/2033	118,790,949
56,074,053	Pretium Mortgage Credit Partners LLC, Series 2018-NPL2-A1	3.70%	^ §	03/27/2033	56,016,247
69,958,826	Pretium Mortgage Credit Partners LLC, Series 2018-NPL4-A1	4.83%	^ §	09/25/2058	70,729,926
35,298,000	Pretium Mortgage Credit Partners LLC, Series 2019-1A-A1	4.50%	^ §	01/25/2024	35,668,508
28,023,602	Pretium Mortgage Credit Partners LLC, Series 2019-NPL1-A1	4.21%	^ §	07/25/2060	28,188,711
9,908,377	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50%	^	05/25/2035	8,073,684
4,724,895	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00%	^	05/25/2035	3,816,879
42,042,147	PRPM LLC, Series 2017-3A-A1	3.47%	# ^	11/25/2022	42,023,876
46,465,006	PRPM LLC, Series 2018-2A-A1	4.00%	# ^	08/25/2023	46,685,353
107,400,333	PRPM LLC, Series 2018-3A-A1	4.48%	# ^	10/25/2023	108,517,984
43,790,838	RALI Trust, Series 2007-QA5-1A1	5.64%	#	09/25/2037	37,508,052
47,357,499	RALI Trust, Series 2007-QS10-A1	6.50%		09/25/2037	45,551,250
23,635,591	RAMP Series Trust, Series 2006-RS3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	2.79%		05/25/2036	22,338,609
25,634,062	RBSGC Structured Trust, Series 2008-B-A1	6.00%	^	06/25/2037	24,854,387
4,918,564	RBSSP Resecuritization Trust, Series 2010-4-7A2	6.00%	^	07/26/2037	4,012,420
22,481,811	RCO Trust, Series 2016-SFR1-A	3.75%	# ^	11/25/2051	22,609,238
6,865,346	RCO Trust, Series 2016-SFR1-M1	4.50%	# ^	11/25/2051	6,840,253
1,171,032	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75%	ß	05/25/2036	792,233
10,346,445	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47%	ß	01/25/2037	5,691,398
20,374,256	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69%	ß	01/25/2037	11,636,459
8,209,714	Renaissance Home Equity Loan Trust, Series 2007-1-AF1	5.74%	ß	04/25/2037	3,722,219
5,791,867	Renaissance Home Equity Loan Trust, Series 2007-1-AF1Z	5.35%	ß	04/25/2037	2,466,428
3,494,084	Renaissance Home Equity Loan Trust, Series 2007-1-AF2	5.51%	ß	04/25/2037	1,521,106
5,082,726	Renaissance Home Equity Loan Trust, Series 2007-1-AF3	5.61%	ß	04/25/2037	2,252,573
8,249,791	Renaissance Home Equity Loan Trust, Series 2007-1-AF5	5.91%	ß	04/25/2037	3,848,760
17,696,892	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68%	ß	06/25/2037	7,691,952
9,571,061	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20%	ß	06/25/2037	4,588,738
28,095,060	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	4.74%	#	10/25/2035	23,751,452
15,977,393	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	4.83%	#	12/25/2035	14,511,841
11,774,516	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	4.56%	#	03/25/2035	7,296,621
454,308	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (-11 x 1 Month LIBOR USD + 51.15%, 51.15% Cap)	23.81%	I/F	08/25/2035	772,904
1,709,440	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	1,592,584
3,547,117	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	3.19%		09/25/2035	3,012,550
14,543,178	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (-1 x 1 Month LIBOR USD + 5.05%, 5.05% Cap)	2.56%	I/F I/O	09/25/2035	1,352,703
7,305,707	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	4,792,337
2,731,846	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	2,429,622
3,392,223	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	3,278,271
3,411,364	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	3.19%		11/25/2035	2,795,186
3,410,774	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.31%	I/F I/O	11/25/2035	306,350
1,717,149	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	1,662,370
1,189,896	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	1,151,937
4,976,660	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	4,817,899
3,537,253	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.85%, 0.85% Floor, 6.00% Cap)	3.34%		12/25/2035	2,847,078
3,537,253	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	2.66%	I/F I/O	12/25/2035	374,275
2,846,183	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	2,755,387
1,424,027	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	1,421,467
1,132,049	Residential Accredit Loans, Inc., Series 2005-QS9-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	2.99%		06/25/2035	964,577
2,749,150	Residential Accredit Loans, Inc., Series 2005-QS9-A4 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.51%	I/F I/O	06/25/2035	301,221
1,419,167	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	1,282,356
9,277,354	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	8,460,556
1,742,740	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	1,265,867
3,824,503	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	3,571,773
5,710,893	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	5,091,079
2,642,843	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	2,479,999
1,214,536	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	1,090,919
4,318,697	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	3,879,136
1,260,676	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	1,132,363
1,362,309	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	1,223,652
539,091	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	484,222
2,490,420	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	2,294,944
13,835,696	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	12,749,717
1,476,304	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (-8 x 1 Month LIBOR USD + 42.86%, 42.86% Cap)	23.80%	I/F	01/25/2036	2,439,962
9,554,221	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	9,077,936
2,215,782	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (-790 x 1 Month LIBOR USD + 5143.00%, 0.10% Floor, 8.00% Cap)	8.00%	I/F	04/25/2036	2,176,245
6,147,942	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	5,657,092
18,323,179	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	16,860,264
2,388,039	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	2,177,682
3,927,827	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	3,581,834
7,989,186	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	7,292,147
13,854,416	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.06%	I/F I/O	08/25/2036	1,679,082
5,185,386	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	2.81%	I/F I/O	07/25/2036	651,575
31,556,995	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.23%, 0.23% Floor)	2.72%		06/25/2037	17,670,718
4,808,416	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	4,218,177
15,876,986	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.96%	I/F I/O	01/25/2037	1,691,456
1,598,187	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	1,491,722
3,954,391	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	3,537,096
5,840,677	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	5,316,383
27,121,992	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	25,189,146
4,324,771	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	3,959,456
6,944,647	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	6,381,803
3,102,619	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	2,793,017
1,279,957	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	2.79%		03/25/2037	963,888
4,251,029	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.21%	I/F I/O	03/25/2037	689,433
3,356,175	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	3,098,565
1,079,108	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (-8 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	34.29%	I/F	04/25/2037	2,032,761
4,805,779	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	4,436,902
7,658,927	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	7,269,458
528,978	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (-8 x 1 Month LIBOR USD + 55.83%, 55.83% Cap)	35.12%	I/F	04/25/2037	1,012,083
7,236,367	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	4,350,145
26,431,219	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	24,370,247
3,027,737	Residential Asset Mortgage Products, Inc., Series 2004-RS7-A3	4.57%	#	07/25/2034	2,866,937
3,168,792	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.91%		01/25/2035	3,195,075
24,394,743	Residential Asset Mortgage Products, Inc., Series 2006-RS2-A3A (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	2.79%		03/25/2036	23,902,850
4,922,803	Residential Asset Mortgage Products, Inc., Series 2006-RZ3-A3 (1 Month LIBOR USD + 0.29%, 0.29% Floor, 14.00% Cap)	2.78%		08/25/2036	4,929,570
9,534,848	Residential Asset Mortgage Products, Inc., Series 2006-RZ5-A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	2.74%		08/25/2046	9,506,457
27,100,365	Residential Asset Securities Corporation, Series 2005-KS11-M2 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 14.00% Cap)	2.91%		12/25/2035	27,081,544
4,562,244	Residential Asset Securities Corporation, Series 2006-EMX5-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 14.00% Cap)	2.65%		07/25/2036	4,368,651
31,634,512	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.00% Cap)	2.69%		01/25/2037	28,546,680
17,214,364	Residential Asset Securities Corporation, Series 2007-KS3-AI3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	2.74%		04/25/2037	17,065,894
5,586,677	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	4,138,407
2,604,909	Residential Asset Securitization Trust, Series 2005-A12-A7 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.51%	I/F I/O	11/25/2035	332,339
2,390,015	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	3.04%		11/25/2035	1,703,007
21,297,560	Residential Asset Securitization Trust, Series 2005-A13-2A1	5.50%		10/25/2035	15,302,938
9,592,385	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	6,684,111
10,347,405	Residential Asset Securitization Trust, Series 2005-A16-A1	5.00%		02/25/2036	7,141,577
1,817,233	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	1,529,581
4,607,400	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	4,113,427
4,626,300	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.51%	I/F I/O	07/25/2035	619,840
5,755,357	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	3,827,659
816,354	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	592,603
7,964,998	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	5,155,340
8,075,669	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	4,915,350
14,034,515	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	11,294,400
14,727,072	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.94%		12/25/2036	4,297,928
32,500,438	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.06%	I/F I/O	12/25/2036	8,325,920
6,955,604	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	4,965,219
4,816,224	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		01/25/2046	3,437,631
595,164	Residential Asset Securitization Trust, Series 2006-A4-2A5	6.00%		05/25/2036	575,557
4,532,385	Residential Asset Securitization Trust, Series 2006-A4-2A9	6.00%		05/25/2036	4,383,074
3,962,884	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	3,456,254
5,794,403	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	18.46%	I/F	01/25/2046	10,260,897
29,893,755	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	26,099,834
933,370	Residential Asset Securitization Trust, Series 2007-A3-1A2 (-8 x 1 Month LIBOR USD + 46.38%, 46.38% Cap)	27.33%	I/F	04/25/2037	1,894,827
22,970,819	Residential Asset Securitization Trust, Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.61%	I/F I/O	05/25/2037	4,107,316
5,913,384	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.89%		05/25/2037	971,167
6,239,718	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	5,370,385
2,734,550	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	2,353,566
11,351,516	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	9,893,907
8,700,397	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	5,650,354
38,269,935	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	24,853,889
16,956,600	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	11,012,233
2,592,796	Residential Funding Mortgage Securities Trust, Series 2005-S9-A10	6.25%		12/25/2035	2,584,453
6,962,549	Residential Funding Mortgage Securities Trust, Series 2005-S9-A6	5.75%		12/25/2035	6,800,588
516,493	Residential Funding Mortgage Securities Trust, Series 2005-S9-A8	5.50%		12/25/2035	499,440
9,087,851	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	8,494,089
15,706,358	Residential Funding Mortgage Securities Trust, Series 2006-S11-A1	6.00%		11/25/2036	15,796,692
2,868,861	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	2,834,962
196,414	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	194,093
4,827,750	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	4,687,824
6,944,647	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	6,591,893
3,449,045	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	3,226,884
3,885,728	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	3,635,440
7,254,211	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	6,786,950
1,133,591	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	1,060,574
3,189,233	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	2,872,505
955,325	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	888,997
2,550,214	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	2,373,155
23,633,411	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	23,709,227
6,849,056	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	6,871,028
3,743,790	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	3,457,509
18,598,827	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	17,483,315
8,922,203	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	8,089,602
2,424,130	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	5.34%	#	02/25/2037	2,087,815
7,072,468	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	4.88%	#	04/25/2037	6,795,867
19,323,078	RMAT LLC, Series 2015-PR2-A1	9.85%	^	11/25/2035	18,859,997
35,138,851	Saxon Asset Securities Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor, 12.25% Cap)	2.66%		10/25/2046	34,432,658
307,023,711	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.74%	# ^	02/25/2054	272,923,969
59,741,131	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	0.00%	# ^	12/26/2059	58,389,834
87,871,305	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	0.00%	# ^	10/25/2044	85,434,423
152,783	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 11.50% Cap)	2.84%		07/20/2033	148,189
8,523,943	Sequoia Mortgage Trust, Series 2013-2-A	1.87%	#	02/25/2043	7,835,477
58,265,105	Sequoia Mortgage Trust, Series 2015-4-A1	3.00%	# ^	11/25/2030	58,365,263
13,486,188	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.66%		02/25/2036	12,612,247
51,990,620	Silver Hill Trust, Series 2018-SBC1-A1	5.19%	^ §	10/28/2033	53,415,423
25,285,337	Soundview Home Loan Trust, Series 2007-NS1-A3 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.69%		01/25/2037	24,855,856
5,073,959	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.64%		06/25/2037	3,572,743
9,618,365	Soundview Home Loan Trust, Series 2007-OPT3-1A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.66%		08/25/2037	8,711,831
27,688,603	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.49%		09/25/2037	21,527,310
27,586,650	Stanwich Mortgage Loan Trust, Series 2018-NPB1-A1	4.02%	^ §	05/16/2023	27,705,049
8,150,056	STARM Mortgage Loan Trust, Series 2007-2-1A1	4.55%	#	04/25/2037	6,109,010
3,652,943	STARM Mortgage Loan Trust, Series 2007-3-1A1	4.21%	#	06/25/2037	3,387,704
2,509,685	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	4.22%	#	09/25/2034	2,488,295
5,153,792	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	4.54%	#	12/25/2035	4,930,604
4,699,837	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12-2A1	4.23%	#	01/25/2037	4,199,605
2,149,719	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	4.42%	#	02/25/2036	1,738,851
2,681,794	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-6-3A1	4.18%	#	07/25/2036	2,082,926
18,751,107	Structured Asset Mortgage Investments Trust, Series 2006-AR3-12A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	2.69%		05/25/2036	17,497,434
10,184	Structured Asset Securities Corporation, Series 2003-18XS-A6	4.54%		06/25/2033	10,136
2,116,695	Structured Asset Securities Corporation, Series 2003-24A-1A3	4.52%	#	07/25/2033	2,129,296
4,770,496	Structured Asset Securities Corporation, Series 2003-35-1A1	5.17%	#	12/25/2033	5,015,087
340,882	Structured Asset Securities Corporation, Series 2004-11XS-2A2	4.90%		06/25/2034	1,048,710
14,513,582	Structured Asset Securities Corporation, Series 2005-10-1A1	5.75%		06/25/2035	14,016,340
362,557	Structured Asset Securities Corporation, Series 2005-10-6A1	5.00%		06/25/2020	366,381
1,312,516	Structured Asset Securities Corporation, Series 2005-15-1A1	5.50%		08/25/2035	1,382,438
3,846,011	Structured Asset Securities Corporation, Series 2005-15-2A7	5.50%		08/25/2035	3,773,219
5,407,309	Structured Asset Securities Corporation, Series 2005-15-3A1	4.80%	#	08/25/2035	5,223,878
4,258,923	Structured Asset Securities Corporation, Series 2005-16-1A2	5.50%		09/25/2035	4,237,735
4,122,837	Structured Asset Securities Corporation, Series 2005-16-3A1	6.00%		09/25/2035	3,098,595
5,145,289	Structured Asset Securities Corporation, Series 2005-3-1A6	5.75%		03/25/2035	4,736,124
12,267,898	Structured Asset Securities Corporation, Series 2005-5-3A1	6.00%		04/25/2035	10,780,505
43,261,708	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.66%		12/25/2036	41,813,453
93,250,844	Structured Asset Securities Corporation, Series 2007-4-1A3 (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.75%	^ I/F I/O Þ	03/28/2045	16,298,485
23,551,069	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.68%	^	03/25/2037	20,930,686
598,172	Suntrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	588,324
963,322	Suntrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	752,981
433,398	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 11.50% Cap)	2.99%		12/25/2033	405,074
4,774,723	Thornburg Mortgage Securities Trust, Series 2004-4-5A	3.77%	#	12/25/2044	4,742,739
16,048,979	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	4.09%		03/25/2037	15,404,622
3,221,772	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	4.09%		03/25/2037	2,899,910
65,000,000	Toorak Mortgage Corporation Ltd., Series 2019-1-A1	4.46%	^ §	03/25/2022	65,648,115
7,356,928	Towd Point Mortgage Trust, Series 2015-1-AE	3.00%	^	10/25/2053	7,321,461
4,910,109	Towd Point Mortgage Trust, Series 2015-1-AES	3.00%	# ^	10/25/2053	4,898,900
4,698,359	Towd Point Mortgage Trust, Series 2015-2-1A12	2.75%	# ^	11/25/2060	4,667,558
12,518,525	Towd Point Mortgage Trust, Series 2015-2-1A13	2.50%	# ^	11/25/2060	12,363,657
37,280,144	Towd Point Mortgage Trust, Series 2015-5-A1B	2.75%	# ^	05/25/2055	37,012,685
49,433,873	Towd Point Mortgage Trust, Series 2015-6-A1B	2.75%	# ^	04/25/2055	49,039,880
244,937,540	Towd Point Mortgage Trust, Series 2019-1-A1	3.75%	# ^	03/25/2058	249,558,531
39,000,000	VCAT LLC, Series 2019-NPL1-A1	4.36%	^ §	02/25/2049	39,209,726
7,249,480	Velocity Commercial Capital Loan Trust, Series 2016-1-AFX	3.53%	# ^	04/25/2046	7,238,577
36,157,025	Velocity Commercial Capital Loan Trust, Series 2017-2-AFX	3.07%	# ^	11/25/2047	36,345,472
37,687,626	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	# ^	10/26/2048	38,325,406
86,241,503	Velocity Commercial Capital Loan Trust, Series 2019-1-A	3.76%	# ^	03/25/2049	86,807,540
53,300,000	Vericrest Opportunity Loan Trust, Series 2019-NPL3-A1	3.97%	^ §	03/25/2049	53,491,390
30,382,225	Verus Securitization Trust, Series 2018-INV1-A1	3.63%	# ^	03/25/2058	30,456,066
51,175,723	VOLT LLC, Series 2017-NPL9-A1	3.13%	^ §	09/25/2047	51,111,682
104,830,331	VOLT LLC, Series 2018-NPL1-A1	3.75%	^ §	04/25/2048	104,825,718
148,158,505	VOLT LLC, Series 2018-NPL5-A1A	4.21%	^ §	08/25/2048	148,931,211
83,906,916	VOLT LLC, Series 2018-NPL6-A1A	4.11%	^ §	09/25/2048	84,447,822
176,008,593	VOLT LLC, Series 2018-NPL8-A1A	4.21%	^ §	10/26/2048	177,594,307
62,418,142	VOLT LLC, Series 2019-NPL1-A1A	4.34%	^ §	01/25/2049	63,043,584
6,354,674	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	5,998,686
2,281,924	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4-5A1	5.50%		06/25/2035	2,196,553
899,287	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB12 (-11 x 1 Month LIBOR USD + 50.60%, 50.60% Cap)	23.26%	I/F	07/25/2035	1,515,420
2,912,113	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB6 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.50% Cap)	3.09%		07/25/2035	2,608,013
825,065	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6-2A7	5.50%		08/25/2035	792,809
11,331,611	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB6 (1 Month LIBOR USD + 1.45%, 1.45% Floor, 6.00% Cap)	3.94%		08/25/2035	10,650,220
1,030,147	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB7 (-11 x 1 Month LIBOR USD + 50.05%, 50.05% Cap)	22.71%	I/F	08/25/2035	1,557,387
1,321,885	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-3CB	6.50%		08/25/2035	1,164,244
11,011,713	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-1A2	5.50%		10/25/2035	10,656,161
8,967,064	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-2A2	5.50%		11/25/2035	8,368,120
2,403,689	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-CX	5.50%	I/O	11/25/2035	498,023
3,214,212	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	3,023,940
1,627,360	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A2	5.75%		02/25/2036	1,531,025
1,382,281	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A7	5.75%		02/25/2036	1,300,454
3,808,889	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-3-3CB4	6.00%		04/25/2036	3,473,953
2,336,805	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A8	5.75%		07/25/2036	2,090,234
4,246,020	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB1	6.00%		07/25/2036	3,477,481
7,712,560	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB6	6.00%		07/25/2036	6,316,569
16,318,272	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A3	6.22%	ß	07/25/2036	7,033,572
6,800,221	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A5	6.45%	ß	07/25/2036	2,929,846
3,725,820	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-9-A7	4.75%	ß	10/25/2036	1,831,897
8,073,345	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-1A1	3.86%	#	09/25/2036	7,712,342
13,871,894	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	3.24%		11/25/2046	12,798,897
10,231,418	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR4-2A (12 Month US Treasury Average + 0.95%, 0.95% Floor)	3.35%		06/25/2046	8,419,448
8,004,916	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5-4A (12 Month US Treasury Average + 0.99%, 0.99% Floor)	3.39%		06/25/2046	6,958,613
1,026,040	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6-2A3	3.70%	#	08/25/2036	962,030
12,466,074	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A2	6.00%		04/25/2037	11,112,631
12,754,593	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A6	6.00%		04/25/2037	11,369,826
5,902,764	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A2	6.00%		04/25/2037	5,768,864
8,003,920	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A3	6.00%		04/25/2037	7,822,357
6,673,703	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-4-1A1	5.50%		06/25/2037	6,680,483
358,488	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	24.57%	I/F	06/25/2037	634,554
8,962,196	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A6	6.00%		06/25/2037	9,033,213
13,449,920	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3-4A1	4.09%	#	03/25/2037	13,430,803
15,108,607	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5-1A1	3.36%	#	05/25/2037	13,755,173
13,188,586	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6-2A3	3.63%	#	06/25/2037	12,542,453
10,422,241	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OC1-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	2.61%		01/25/2047	9,349,203
1,397,082	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	1,307,203
6,134,278	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	5,739,640
5,289,089	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	4,948,825
8,668,552	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	8,110,876
35,850,402	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	35,966,772
4,943,268	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	2.84%		06/25/2037	3,551,666
7,282,199	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.16%	I/F I/O	06/25/2037	930,762
493,828	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	460,056
11,986,581	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	11,747,122
4,762,346	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	4,667,207
9,680,544	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	9,078,221
63,515,628	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	62,546,551
12,563,631	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	4.70%	#	12/28/2037	12,408,787
8,552,161	Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y-3A3	4.91%	#	11/25/2034	8,854,140
15,354,573	Wells Fargo Mortgage Backed Securities Trust, Series 2005-17-1A1	5.50%		01/25/2036	15,123,461
1,491,254	Wells Fargo Mortgage Backed Securities Trust, Series 2005-8-A1	5.50%		10/25/2035	1,536,980
932,873	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16-6A4	4.53%	#	10/25/2035	945,788
2,609,542	Wells Fargo Mortgage Backed Securities Trust, Series 2006-12-A3	6.00%		10/25/2036	2,613,127
3,314,659	Wells Fargo Mortgage Backed Securities Trust, Series 2006-14-A1	6.00%		10/25/2036	3,278,706
4,261,601	Wells Fargo Mortgage Backed Securities Trust, Series 2006-15-A1	6.00%		11/25/2036	4,243,506
48,333	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-1A4 (-3 x 1 Month LIBOR USD + 19.39%, 19.39% Cap)	12.55%	I/F	03/25/2036	56,123
2,087,129	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-3A1	5.75%		03/25/2036	2,053,340
13,307,675	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A11	5.50%		03/25/2036	13,417,729
3,003,261	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A6	5.50%		03/25/2036	2,908,722
145,311	Wells Fargo Mortgage Backed Securities Trust, Series 2006-4-2A2	5.50%		04/25/2036	141,809
1,910,993	Wells Fargo Mortgage Backed Securities Trust, Series 2006-6-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	2.89%		05/25/2036	1,717,799
1,910,993	Wells Fargo Mortgage Backed Securities Trust, Series 2006-6-2A2 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.61%	I/F I/O	05/25/2036	208,646
1,820,231	Wells Fargo Mortgage Backed Securities Trust, Series 2006-9-2A1	0.00%	P/O	08/25/2036	1,276,444
1,820,231	Wells Fargo Mortgage Backed Securities Trust, Series 2006-9-2A2	6.00%	I/O	08/25/2036	388,454
5,746,829	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	4.71%	#	09/25/2036	5,802,446
2,734,065	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	4.62%	#	09/25/2036	2,752,310
3,378,815	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	5.17%	#	04/25/2036	3,332,078
1,026,621	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-1A18	6.00%		07/25/2037	1,017,579
1,581,613	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-2A11	6.00%		07/25/2037	1,533,796
1,009,832	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A14	6.00%		08/25/2037	1,008,328
2,015,519	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A36	6.00%		08/25/2037	2,012,518
1,432,367	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A96	6.00%		08/25/2037	1,430,234
19,111,370	Wells Fargo Mortgage Backed Securities Trust, Series 2007-14-1A1	6.00%		10/25/2037	18,879,301
10,760,853	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A1	6.00%		03/25/2037	10,475,503
622,764	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A18	5.75%		03/25/2037	602,272
1,402,629	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A9	6.00%		03/25/2037	1,365,435
305,312	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-3A2	5.25%		03/25/2037	313,856
1,215,526	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3-1A3	6.00%		04/25/2037	1,226,164
1,123,740	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A11	6.50%		04/25/2037	1,143,248
4,316,672	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A15	6.00%		04/25/2037	4,319,858
2,546,169	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A3	6.00%		04/25/2037	2,548,048
2,685,276	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A8	6.00%		04/25/2037	2,687,258
2,543,079	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6-A4	6.00%		05/25/2037	2,528,849
1,215,207	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6-A6	6.00%		05/25/2037	1,208,407
4,370,995	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	4,411,930
303,994	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	304,307
9,843,159	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	9,935,342
2,666,007	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	2,690,975
906,667	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.99%		06/25/2037	801,039
2,476,994	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	2,500,192
1,048,628	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.99%		06/25/2037	926,462
473,055	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	24.09%	I/F	06/25/2037	736,580
754,740	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A13 (1 Month LIBOR USD + 0.37%, 0.37% Floor, 7.00% Cap)	2.86%		07/25/2037	696,132
754,740	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A14 (-6 x 1 Month LIBOR USD + 39.78%, 39.78% Cap)	24.87%	I/F	07/25/2037	1,056,071
12,264,519	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A16	6.00%		07/25/2037	12,194,765
8,183,925	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A2	6.00%		07/25/2037	8,137,379
1,156,969	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A20	6.00%		07/25/2037	1,150,390
10,336,760	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A22	6.00%		07/25/2037	10,277,982
3,597,586	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A3	6.00%		07/25/2037	3,577,127
5,016,880	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-2A9	6.00%		07/25/2037	5,444,179
35,056,011	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	4.84%	#	12/28/2037	34,335,060
14,181,911	WinWater Mortgage Loan Trust, Series 2015-4-A5	3.50%	# ^	06/20/2045	14,238,012

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $13,402,650,930)					13,350,885,556

US Government and Agency Mortgage Backed Obligations - 46.0%
7,305,273	Federal Home Loan Mortgage Corporation, Pool C03490	4.50%		08/01/2040	7,739,899
44,580,333	Federal Home Loan Mortgage Corporation, Pool C91388	3.50%		02/01/2032	45,896,273
23,638,203	Federal Home Loan Mortgage Corporation, Pool C91403	3.50%		03/01/2032	24,335,999
22,815,484	Federal Home Loan Mortgage Corporation, Pool C91413	3.50%		12/01/2031	23,488,910
11,543,582	Federal Home Loan Mortgage Corporation, Pool C91417	3.50%		01/01/2032	11,884,317
48,030,233	Federal Home Loan Mortgage Corporation, Pool C91447	3.50%		05/01/2032	49,448,207
54,735,770	Federal Home Loan Mortgage Corporation, Pool C91594	3.00%		01/01/2033	55,414,807
16,179,046	Federal Home Loan Mortgage Corporation, Pool C91596	3.00%		02/01/2033	16,379,744
8,438,860	Federal Home Loan Mortgage Corporation, Pool D98901	3.50%		01/01/2032	8,687,927
22,023,908	Federal Home Loan Mortgage Corporation, Pool D98923	3.50%		01/01/2032	22,673,925
20,823,379	Federal Home Loan Mortgage Corporation, Pool D99724	3.00%		11/01/2032	21,081,604
17,513,140	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	18,885,983
3,617,658	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	3,898,923
18,294,451	Federal Home Loan Mortgage Corporation, Pool G07801	4.00%		10/01/2044	19,068,146
34,973,677	Federal Home Loan Mortgage Corporation, Pool G07862	4.00%		01/01/2044	36,449,864
39,385,712	Federal Home Loan Mortgage Corporation, Pool G07905	4.00%		01/01/2042	40,904,710
69,592,706	Federal Home Loan Mortgage Corporation, Pool G08534	3.00%		06/01/2043	69,628,797
22,561,270	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	22,590,436
54,054,114	Federal Home Loan Mortgage Corporation, Pool G08614	3.00%		11/01/2044	54,082,143
62,964,181	Federal Home Loan Mortgage Corporation, Pool G08619	3.00%		12/01/2044	62,967,586
84,801,746	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	84,793,204
162,021,215	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	161,979,807
88,543,259	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	88,506,921
227,134,371	Federal Home Loan Mortgage Corporation, Pool G08635	3.00%		04/01/2045	226,970,820
66,806,847	Federal Home Loan Mortgage Corporation, Pool G08640	3.00%		05/01/2045	66,748,398
348,371,512	Federal Home Loan Mortgage Corporation, Pool G08648	3.00%		06/01/2045	348,012,784
67,500,865	Federal Home Loan Mortgage Corporation, Pool G08653	3.00%		07/01/2045	67,420,905
37,536,621	Federal Home Loan Mortgage Corporation, Pool G08658	3.00%		08/01/2045	37,486,343
44,984,670	Federal Home Loan Mortgage Corporation, Pool G08670	3.00%		10/01/2045	44,910,484
530,704,013	Federal Home Loan Mortgage Corporation, Pool G08675	3.00%		11/01/2045	529,746,633
222,877,877	Federal Home Loan Mortgage Corporation, Pool G08680	3.00%		12/01/2045	222,406,782
90,320,099	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	90,129,167
208,933,577	Federal Home Loan Mortgage Corporation, Pool G08692	3.00%		02/01/2046	208,459,532
69,856,175	Federal Home Loan Mortgage Corporation, Pool G08705	3.00%		05/01/2046	69,686,858
7,023,169	Federal Home Loan Mortgage Corporation, Pool G08741	3.00%		01/01/2047	6,997,545
61,574,587	Federal Home Loan Mortgage Corporation, Pool G60251	3.50%		10/01/2045	62,883,406
199,672,692	Federal Home Loan Mortgage Corporation, Pool G60393	3.50%		01/01/2046	203,932,186
31,876,705	Federal Home Loan Mortgage Corporation, Pool J22834	2.50%		03/01/2028	31,894,884
59,846,625	Federal Home Loan Mortgage Corporation, Pool Q13637	3.00%		11/01/2042	59,923,987
61,017,751	Federal Home Loan Mortgage Corporation, Pool Q13638	3.00%		11/01/2042	61,096,630
98,912,962	Federal Home Loan Mortgage Corporation, Pool Q16672	3.00%		03/01/2043	99,040,829
5,989,429	Federal Home Loan Mortgage Corporation, Pool Q23595	4.00%		12/01/2043	6,264,998
7,631,286	Federal Home Loan Mortgage Corporation, Pool Q24052	4.00%		01/01/2044	7,982,409
6,222,310	Federal Home Loan Mortgage Corporation, Pool Q24172	4.00%		01/01/2044	6,508,500
6,038,423	Federal Home Loan Mortgage Corporation, Pool Q24979	4.00%		02/01/2044	6,316,188
45,582,234	Federal Home Loan Mortgage Corporation, Pool Q31596	3.50%		02/01/2045	46,424,212
16,218,412	Federal Home Loan Mortgage Corporation, Pool Q32861	3.50%		04/01/2045	16,539,306
43,729,664	Federal Home Loan Mortgage Corporation, Pool Q32921	3.50%		04/01/2045	44,537,427
28,196,043	Federal Home Loan Mortgage Corporation, Pool Q39502	3.50%		03/01/2046	28,797,543
87,596,868	Federal Home Loan Mortgage Corporation, Pool Q44073	3.00%		09/01/2046	87,384,542
6,850,242	Federal Home Loan Mortgage Corporation, Pool T60392	4.00%		10/01/2041	6,997,679
6,341,783	Federal Home Loan Mortgage Corporation, Pool T60681	4.00%		05/01/2042	6,478,288
20,183,150	Federal Home Loan Mortgage Corporation, Pool T60782	3.50%		07/01/2042	20,293,617
32,666,510	Federal Home Loan Mortgage Corporation, Pool T60853	3.50%		09/01/2042	32,845,971
26,969,556	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	27,117,726
3,001,722	Federal Home Loan Mortgage Corporation, Pool T65110	3.50%		10/01/2042	3,018,213
4,021,015	Federal Home Loan Mortgage Corporation, Pool T69016	5.00%		06/01/2041	4,179,236
25,566,827	Federal Home Loan Mortgage Corporation, Pool T69050	3.50%		05/01/2046	25,706,355
531,058	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	550,616
136,885,122	Federal Home Loan Mortgage Corporation, Pool V81821	3.00%		08/01/2045	136,754,765
38,303,960	Federal Home Loan Mortgage Corporation, Pool V82117	3.00%		12/01/2045	38,267,482
41,989,389	Federal Home Loan Mortgage Corporation, Pool V82209	3.50%		02/01/2046	42,885,150
14,343,141	Federal Home Loan Mortgage Corporation, Pool V82248	3.50%		03/01/2046	14,648,019
216,878,463	Federal Home Loan Mortgage Corporation, Pool Z40117	3.00%		04/01/2045	216,685,918
60,512,498	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	60,028,277
40,674,865	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	40,290,414
1,139,450	Federal Home Loan Mortgage Corporation, Series 2519-ZD	5.50%		11/15/2032	1,231,910
774,801	Federal Home Loan Mortgage Corporation, Series 2596-ZL	5.00%		04/15/2033	827,356
39,922,229	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	39,460,756
396,371	Federal Home Loan Mortgage Corporation, Series 2684-ZN	4.00%		10/15/2033	411,889
77,489,711	Federal Home Loan Mortgage Corporation, Series 269-30	3.00%		08/15/2042	76,622,599
32,298,150	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	32,391,988
2,703,406	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	2,898,708
98,684,534	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	97,592,018
6,929,989	Federal Home Loan Mortgage Corporation, Series 2825-PZ	5.50%		07/15/2034	7,640,846
23,171,333	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	23,122,555
4,340,655	Federal Home Loan Mortgage Corporation, Series 2898-JZ	5.00%		12/15/2034	4,681,584
10,017,094	Federal Home Loan Mortgage Corporation, Series 2899-AZ	5.00%		12/15/2034	10,791,867
7,122,267	Federal Home Loan Mortgage Corporation, Series 2909-Z	5.00%		12/15/2034	7,650,780
12,114,950	Federal Home Loan Mortgage Corporation, Series 2932-Z	5.00%		02/15/2035	13,035,756
977,362	Federal Home Loan Mortgage Corporation, Series 2990-JL (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.17%	I/F I/O	03/15/2035	68,398
4,371,407	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.02%	I/F I/O	07/15/2035	622,857
2,948,614	Federal Home Loan Mortgage Corporation, Series 3030-SL (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.62%	I/F I/O	09/15/2035	337,306
884,015	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	4.25%	I/F I/O	10/15/2035	140,197
6,941,166	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	7,651,768
1,284,700	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	1,329,290
3,650,264	Federal Home Loan Mortgage Corporation, Series 3174-PZ	5.00%		01/15/2036	3,951,721
859,835	Federal Home Loan Mortgage Corporation, Series 3187-JZ	5.00%		07/15/2036	931,720
2,348,151	Federal Home Loan Mortgage Corporation, Series 3188-ZK	5.00%		07/15/2036	2,531,443
3,723,257	Federal Home Loan Mortgage Corporation, Series 3203-SE (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.02%	I/F I/O	08/15/2036	595,708
5,186,921	Federal Home Loan Mortgage Corporation, Series 3203-Z	5.00%		07/15/2036	5,612,604
8,218,712	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	8,893,211
4,653,297	Federal Home Loan Mortgage Corporation, Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	3.95%	I/F I/O	01/15/2037	727,294
18,431,450	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/15/2044	18,402,807
5,484,923	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	3.60%	I/F I/O	02/15/2037	727,674
1,619,040	Federal Home Loan Mortgage Corporation, Series 3315-HZ	6.00%		05/15/2037	1,650,589
3,929,663	Federal Home Loan Mortgage Corporation, Series 3326-GS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.17%	I/F I/O	06/15/2037	558,836
865,799	Federal Home Loan Mortgage Corporation, Series 3351-ZC	5.50%		07/15/2037	955,701
9,848,106	Federal Home Loan Mortgage Corporation, Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.57%	I/F I/O	08/15/2037	1,394,241
445,581	Federal Home Loan Mortgage Corporation, Series 3369-Z	6.00%		09/15/2037	477,210
1,072,353	Federal Home Loan Mortgage Corporation, Series 3405-ZG	5.50%		01/15/2038	1,151,015
2,434,410	Federal Home Loan Mortgage Corporation, Series 3417-SI (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	3.70%	I/F I/O	02/15/2038	269,318
2,756,537	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.17%	I/F I/O	03/15/2038	272,931
452,652	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.17%	I/F I/O	03/15/2038	38,378
585,071	Federal Home Loan Mortgage Corporation, Series 3451-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	3.55%	I/F I/O	02/15/2037	65,275
548,265	Federal Home Loan Mortgage Corporation, Series 3455-SC (-1 x 1 Month LIBOR USD + 6.06%, 6.06% Cap)	3.58%	I/F I/O	06/15/2038	53,107
394,096	Federal Home Loan Mortgage Corporation, Series 3473-SM (-1 x 1 Month LIBOR USD + 6.07%, 6.07% Cap)	3.59%	I/F I/O	07/15/2038	43,043
4,508,234	Federal Home Loan Mortgage Corporation, Series 3484-SE (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.37%	I/F I/O	08/15/2038	638,889
4,951,508	Federal Home Loan Mortgage Corporation, Series 3519-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.07%	I/F I/O	02/15/2038	642,434
1,686,226	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.60%	I/O	06/15/2038	1,704,385
90,731	Federal Home Loan Mortgage Corporation, Series 3530-GZ	4.50%		05/15/2039	94,310
6,290,750	Federal Home Loan Mortgage Corporation, Series 3541-EI (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.27%	I/F I/O	06/15/2039	893,042
797,664	Federal Home Loan Mortgage Corporation, Series 3545-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.67%	I/F I/O	06/15/2039	95,327
331,826	Federal Home Loan Mortgage Corporation, Series 3549-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	3.32%	I/F I/O	07/15/2039	32,974
6,959,027	Federal Home Loan Mortgage Corporation, Series 3577-LS (-1 x 1 Month LIBOR USD + 7.20%, 7.20% Cap)	4.72%	I/F I/O	08/15/2035	1,182,070
1,381,199	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.52%	I/F I/O	10/15/2049	195,697
38,461,768	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	38,665,031
2,133,524	Federal Home Loan Mortgage Corporation, Series 3583-GB	4.50%		10/15/2039	2,230,316
15,802,350	Federal Home Loan Mortgage Corporation, Series 3606-CS (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.87%	I/F I/O	12/15/2039	2,793,136
4,302,817	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.87%	I/F I/O	03/15/2032	466,434
5,808,471	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	6,244,423
8,344,622	Federal Home Loan Mortgage Corporation, Series 3641-Z	5.50%		02/15/2036	9,122,329
7,972,836	Federal Home Loan Mortgage Corporation, Series 3654-ZB	5.50%		11/15/2037	8,522,548
18,539,777	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	20,052,794
1,237,584	Federal Home Loan Mortgage Corporation, Series 3667-SB (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.97%	I/F I/O	05/15/2040	140,947
7,576,320	Federal Home Loan Mortgage Corporation, Series 3702-SG (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.57%	I/F I/O	08/15/2032	959,245
1,665,166	Federal Home Loan Mortgage Corporation, Series 3704-EI	5.00%	I/O	12/15/2036	501,575
3,427,204	Federal Home Loan Mortgage Corporation, Series 3712-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	12.55%	I/F	08/15/2040	4,164,298
4,814,834	Federal Home Loan Mortgage Corporation, Series 3724-CM	5.50%		06/15/2037	5,337,577
15,739,492	Federal Home Loan Mortgage Corporation, Series 3726-SA (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.57%	I/F I/O	09/15/2040	2,395,001
2,464,710	Federal Home Loan Mortgage Corporation, Series 3741-SC (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	5.03%	I/F	10/15/2040	2,717,297
17,137,642	Federal Home Loan Mortgage Corporation, Series 3752-BS (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	5.02%	I/F	11/15/2040	16,697,080
18,111,546	Federal Home Loan Mortgage Corporation, Series 3768-ZX	5.00%	>	12/15/2040	20,110,865
5,981,358	Federal Home Loan Mortgage Corporation, Series 3771-AL	4.00%		12/15/2030	6,302,719
16,348,337	Federal Home Loan Mortgage Corporation, Series 3779-BY	3.50%		12/15/2030	17,018,894
27,917,458	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%	>	12/15/2040	29,637,536
17,401,690	Federal Home Loan Mortgage Corporation, Series 3779-LB	4.00%		12/15/2030	18,278,819
3,500,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	3,626,387
14,797,789	Federal Home Loan Mortgage Corporation, Series 3783-AC	4.00%		01/15/2031	15,556,439
8,689,698	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	4.53%	I/F	01/15/2041	9,204,056
11,731,674	Federal Home Loan Mortgage Corporation, Series 3788-AY	3.50%		01/15/2031	12,063,521
4,901,801	Federal Home Loan Mortgage Corporation, Series 3790-Z	4.00%		01/15/2041	5,154,281
13,855,864	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%	>	01/15/2041	14,271,945
13,311,402	Federal Home Loan Mortgage Corporation, Series 3798-FG (1 Month LIBOR USD + 0.51%, 0.51% Floor, 7.00% Cap)	2.99%		01/15/2041	13,395,401
419,735	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	4.63%	I/F	12/15/2040	472,089
22,330,916	Federal Home Loan Mortgage Corporation, Series 3800-VZ	4.50%	>	02/15/2041	24,507,153
6,681,173	Federal Home Loan Mortgage Corporation, Series 3803-ZM	4.00%		02/15/2041	6,788,449
40,424,532	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	44,250,844
17,846,910	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	18,227,239
14,469,302	Federal Home Loan Mortgage Corporation, Series 3812-EY	3.50%		02/15/2031	14,850,985
6,047,634	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	6,527,686
9,632,747	Federal Home Loan Mortgage Corporation, Series 3819-MS (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	3.99%	I/F I/O	06/15/2040	913,732
9,332,032	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	10,101,479
35,222,937	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	36,693,784
3,350,433	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	5.75%	I/F	02/15/2041	4,025,281
13,688,712	Federal Home Loan Mortgage Corporation, Series 3829-VZ	4.00%		03/15/2041	14,557,360
7,422,002	Federal Home Loan Mortgage Corporation, Series 3843-PZ	5.00%	>	04/15/2041	8,741,857
28,085,944	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	30,224,475
9,824,184	Federal Home Loan Mortgage Corporation, Series 3870-PB	4.50%		06/15/2041	10,280,036
43,124,040	Federal Home Loan Mortgage Corporation, Series 3871-LZ	5.50%		06/15/2041	48,567,536
13,086,856	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	13,280,764
10,893,772	Federal Home Loan Mortgage Corporation, Series 3877-EY	4.50%		06/15/2041	11,667,169
5,626,431	Federal Home Loan Mortgage Corporation, Series 3877-GY	4.50%		06/15/2041	5,980,813
25,186,800	Federal Home Loan Mortgage Corporation, Series 3877-ZU	4.50%		06/15/2041	25,892,675
22,577,265	Federal Home Loan Mortgage Corporation, Series 3888-ZU	4.50%	>	06/15/2041	25,184,524
5,641,594	Federal Home Loan Mortgage Corporation, Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	3.49%	I/F I/O	07/15/2041	709,819
31,896,730	Federal Home Loan Mortgage Corporation, Series 3901-VZ	4.00%		07/15/2041	33,258,708
26,278,489	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%	>	08/15/2041	30,064,890
5,861,575	Federal Home Loan Mortgage Corporation, Series 3910-ZE	5.00%		10/15/2034	6,343,876
10,316,560	Federal Home Loan Mortgage Corporation, Series 3919-KL	4.50%		09/15/2041	10,908,508
32,535,805	Federal Home Loan Mortgage Corporation, Series 3919-ZJ	4.00%	>	09/15/2041	35,340,111
2,306,426	Federal Home Loan Mortgage Corporation, Series 3942-JZ	4.00%		10/15/2041	2,375,094
9,886,364	Federal Home Loan Mortgage Corporation, Series 3944-AZ	4.00%		10/15/2041	10,056,688
2,973,918	Federal Home Loan Mortgage Corporation, Series 3946-SM (-3 x 1 Month LIBOR USD + 14.70%, 14.70% Cap)	7.25%	I/F	10/15/2041	3,749,490
6,129,147	Federal Home Loan Mortgage Corporation, Series 3957-DZ	3.50%		11/15/2041	6,204,729
27,456,702	Federal Home Loan Mortgage Corporation, Series 3969-AB	4.00%		10/15/2033	28,090,419
12,512,975	Federal Home Loan Mortgage Corporation, Series 3982-AZ	3.50%		01/15/2042	13,174,771
64,544,790	Federal Home Loan Mortgage Corporation, Series 3990-ZA	3.50%	>	01/15/2042	66,649,525
14,721,288	Federal Home Loan Mortgage Corporation, Series 3999-EZ	4.00%		02/15/2042	15,338,481
55,730,736	Federal Home Loan Mortgage Corporation, Series 3999-ZB	4.00%	>	02/15/2042	58,451,511
31,599,232	Federal Home Loan Mortgage Corporation, Series 4016-KZ	4.00%	>	03/15/2042	33,626,007
12,430,926	Federal Home Loan Mortgage Corporation, Series 4050-BC	2.00%		05/15/2041	12,209,412
8,000,794	Federal Home Loan Mortgage Corporation, Series 4050-ND	2.50%		09/15/2041	7,830,045
78,562,588	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00%	>	06/15/2042	82,411,149
78,275,482	Federal Home Loan Mortgage Corporation, Series 4084-TZ	4.00%	>	07/15/2042	82,120,960
5,595,179	Federal Home Loan Mortgage Corporation, Series 4097-TG	2.00%		05/15/2039	5,495,001
43,356,789	Federal Home Loan Mortgage Corporation, Series 4097-ZA	3.50%	>	08/15/2042	43,956,006
97,063,000	Federal Home Loan Mortgage Corporation, Series 4109-GE	4.50%		10/15/2041	101,741,961
2,747,382	Federal Home Loan Mortgage Corporation, Series 4109-KD	3.00%		05/15/2032	2,740,013
4,728,088	Federal Home Loan Mortgage Corporation, Series 4121-AV	3.00%		12/15/2035	4,663,639
41,514,809	Federal Home Loan Mortgage Corporation, Series 4160-HP	2.50%		01/15/2033	41,389,032
30,528,108	Federal Home Loan Mortgage Corporation, Series 4162-ZJ	3.00%	>	02/15/2033	30,046,536
6,428,666	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%	>	02/15/2043	6,098,762
44,467,342	Federal Home Loan Mortgage Corporation, Series 4174-Z	3.50%	>	03/15/2043	45,746,294
112,208,378	Federal Home Loan Mortgage Corporation, Series 4179-AZ	4.00%	>	01/15/2041	117,615,924
32,299,871	Federal Home Loan Mortgage Corporation, Series 4183-ZB	3.00%	>	03/15/2043	30,437,829
17,334,734	Federal Home Loan Mortgage Corporation, Series 4186-ZJ	3.00%	>	03/15/2033	16,656,036
13,000,000	Federal Home Loan Mortgage Corporation, Series 4189-ML	3.00%		04/15/2038	12,700,604
160,468,926	Federal Home Loan Mortgage Corporation, Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.41%	I/F	06/15/2043	139,551,016
6,668,536	Federal Home Loan Mortgage Corporation, Series 4215-KC	2.25%		03/15/2038	6,622,536
71,207,989	Federal Home Loan Mortgage Corporation, Series 4223-US (-1 x 1 Month LIBOR USD + 5.43%, 5.43% Cap)	2.43%	I/F	07/15/2043	62,871,691
25,078,779	Federal Home Loan Mortgage Corporation, Series 4223-ZV	4.00%	>	07/15/2043	26,730,449
30,272,661	Federal Home Loan Mortgage Corporation, Series 4229-TZ	3.00%	>	06/15/2043	28,989,718
31,348,473	Federal Home Loan Mortgage Corporation, Series 4229-ZA	4.00%	>	07/15/2043	33,389,165
21,059,784	Federal Home Loan Mortgage Corporation, Series 4249-CS (-1 x 1 Month LIBOR USD + 4.65%, 4.65% Cap)	2.78%	I/F	09/15/2043	19,018,032
22,507,154	Federal Home Loan Mortgage Corporation, Series 4250-BZ	3.00%	>	09/15/2033	21,804,552
23,180,456	Federal Home Loan Mortgage Corporation, Series 4267-BZ	4.00%	>	10/15/2040	24,330,985
22,236,663	Federal Home Loan Mortgage Corporation, Series 4283-ZL	3.00%	>	08/15/2033	22,186,368
51,411,672	Federal Home Loan Mortgage Corporation, Series 4323-GA	3.00%		06/15/2040	51,781,980
19,341,881	Federal Home Loan Mortgage Corporation, Series 4355-ZX	4.00%	>	05/15/2044	20,344,566
23,743,793	Federal Home Loan Mortgage Corporation, Series 4360-KA	3.00%		05/15/2040	23,949,851
37,214,589	Federal Home Loan Mortgage Corporation, Series 4375-CG	3.00%		04/15/2039	37,436,261
15,487,265	Federal Home Loan Mortgage Corporation, Series 4376-GZ	3.00%	>	08/15/2044	14,717,098
49,237,761	Federal Home Loan Mortgage Corporation, Series 4377-LZ	3.00%	>	08/15/2044	46,771,274
57,846,497	Federal Home Loan Mortgage Corporation, Series 4377-UZ	3.00%		08/15/2044	54,993,074
4,492,515	Federal Home Loan Mortgage Corporation, Series 4379-KA	3.00%		08/15/2044	4,531,308
19,006,558	Federal Home Loan Mortgage Corporation, Series 4384-A	3.00%		12/15/2040	19,131,024
26,914,177	Federal Home Loan Mortgage Corporation, Series 4384-ZY	3.00%	>	09/15/2044	25,611,036
1,544,244	Federal Home Loan Mortgage Corporation, Series 4386-US (-2 x 1 Month LIBOR USD + 8.14%, 8.14% Cap)	3.78%	I/F	09/15/2044	1,522,533
161,664,068	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	163,258,496
136,405,802	Federal Home Loan Mortgage Corporation, Series 4390-NZ	3.00%	>	09/15/2044	129,509,030
42,209,478	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	42,419,023
58,112,125	Federal Home Loan Mortgage Corporation, Series 4408-PB	3.00%		04/15/2044	57,652,626
118,434	Federal Home Loan Mortgage Corporation, Series 4419-TB	3.00%		02/15/2040	118,281
73,954,255	Federal Home Loan Mortgage Corporation, Series 4427-CE	3.00%		02/15/2034	74,590,824
48,177,776	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	48,368,020
29,975,657	Federal Home Loan Mortgage Corporation, Series 4427-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.12%	I/F I/O	07/15/2044	3,683,397
40,511,272	Federal Home Loan Mortgage Corporation, Series 4429-HA	3.00%		04/15/2034	40,943,917
25,993,365	Federal Home Loan Mortgage Corporation, Series 4434-LZ	3.00%	>	02/15/2045	24,615,998
9,843,909	Federal Home Loan Mortgage Corporation, Series 4438-B	3.00%		10/15/2043	9,896,392
9,719,258	Federal Home Loan Mortgage Corporation, Series 4441-VZ	3.00%	>	02/15/2045	9,141,540
44,924,073	Federal Home Loan Mortgage Corporation, Series 4444-CH	3.00%		01/15/2041	45,371,831
28,253,658	Federal Home Loan Mortgage Corporation, Series 4444-CZ	3.00%	>	02/15/2045	26,690,417
43,224,179	Federal Home Loan Mortgage Corporation, Series 4447-A	3.00%		06/15/2041	43,457,058
26,983,569	Federal Home Loan Mortgage Corporation, Series 4447-YZ	4.00%	>	08/15/2043	28,839,904
8,454,960	Federal Home Loan Mortgage Corporation, Series 4450-JZ	3.00%	>	03/15/2045	8,016,987
7,352,726	Federal Home Loan Mortgage Corporation, Series 4461-LZ	3.00%	>	03/15/2045	7,006,151
8,672,273	Federal Home Loan Mortgage Corporation, Series 4462-ZA	3.00%	>	04/15/2045	8,247,481
50,603,252	Federal Home Loan Mortgage Corporation, Series 4463-ZC	3.00%	>	04/15/2045	48,471,251
28,112,918	Federal Home Loan Mortgage Corporation, Series 4467-ZA	3.00%	>	04/15/2045	26,636,292
140,221,733	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	139,690,853
121,930,574	Federal Home Loan Mortgage Corporation, Series 4471-BC	3.00%		12/15/2041	122,681,337
111,220,911	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	111,831,891
50,122,900	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	50,176,241
193,266,830	Federal Home Loan Mortgage Corporation, Series 4483-CA	3.00%		06/15/2044	194,001,399
86,900,540	Federal Home Loan Mortgage Corporation, Series 4483-PA	2.50%		06/15/2045	85,641,733
16,783,727	Federal Home Loan Mortgage Corporation, Series 4484-ZL	3.00%	>	06/15/2045	16,035,665
9,093,756	Federal Home Loan Mortgage Corporation, Series 4492-GZ	3.50%	>	07/15/2045	9,294,610
33,386,596	Federal Home Loan Mortgage Corporation, Series 4498-PD	2.50%		08/15/2042	32,529,141
28,453,429	Federal Home Loan Mortgage Corporation, Series 4499-AB	3.00%		06/15/2042	28,487,545
46,059,050	Federal Home Loan Mortgage Corporation, Series 4504-CA	3.00%		04/15/2044	46,335,267
48,863,178	Federal Home Loan Mortgage Corporation, Series 4510-HB	2.00%		03/15/2040	47,742,770
26,459,375	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	26,669,954
22,894,018	Federal Home Loan Mortgage Corporation, Series 4511-QC	3.00%		12/15/2040	22,950,300
133,785,817	Federal Home Loan Mortgage Corporation, Series 4527-CA	3.00%		02/15/2044	134,700,859
58,246,414	Federal Home Loan Mortgage Corporation, Series 4527-GA	3.00%		02/15/2044	58,308,039
125,049,524	Federal Home Loan Mortgage Corporation, Series 4533-AB	3.00%		06/15/2044	124,372,369
116,998,616	Federal Home Loan Mortgage Corporation, Series 4543-HG	2.70%		04/15/2044	115,654,922
186,097,051	Federal Home Loan Mortgage Corporation, Series 4573-CA	3.00%		11/15/2044	187,451,893
58,290,644	Federal Home Loan Mortgage Corporation, Series 4573-DA	3.00%		03/15/2045	57,291,268
129,654,387	Federal Home Loan Mortgage Corporation, Series 4582-HA	3.00%		09/15/2045	130,753,026
72,630,724	Federal Home Loan Mortgage Corporation, Series 4588-DA	3.00%		02/15/2044	72,796,250
69,355,133	Federal Home Loan Mortgage Corporation, Series 4629-KA	3.00%		03/15/2045	69,229,295
58,994,119	Federal Home Loan Mortgage Corporation, Series 4738-LA	3.00%		11/15/2043	58,766,779
45,815,762	Federal Home Loan Mortgage Corporation, Series 4744-KA	3.00%		08/15/2046	46,145,149
61,360,482	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	60,864,241
92,612,079	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	93,279,451
67,377,276	Federal Home Loan Mortgage Corporation, Series 4763-QA	3.00%		06/15/2043	67,638,430
67,887,332	Federal Home Loan Mortgage Corporation, Series 4766-JA	3.00%		07/15/2044	67,913,849
519,666,758	Federal Home Loan Mortgage Corporation, Series 4791-JT	3.00%		05/15/2048	514,819,514
31,109,135	Federal Home Loan Mortgage Corporation, Series 4791-LO	0.00%	P/O	05/15/2048	25,877,954
95,021,512	Federal Home Loan Mortgage Corporation, Series 4791-PO	0.00%	P/O	05/15/2048	79,019,690
113,367,425	Federal Home Loan Mortgage Corporation, Series 4792-A	3.00%		05/15/2048	111,938,326
50,078,220	Federal Home Loan Mortgage Corporation, Series 4793-C	3.00%		06/15/2048	49,611,326
47,788,325	Federal Home Loan Mortgage Corporation, Series 4795-AO	0.00%	P/O	05/15/2048	39,856,361
48,554,953	Federal Home Loan Mortgage Corporation, Series 4801-OG	0.00%	P/O	06/15/2048	40,472,068
60,643,231	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	66,736,699
8,741,109	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	9,409,568
6,581,282	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	7,083,578
10,791,585	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	11,615,703
7,670,265	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	8,256,226
2,982,282	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	3,210,482
2,475,064	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	2,665,026
6,088,658	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	6,586,717
248,587	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	267,355
1,395,115	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	1,501,851
12,258,123	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	12,811,763
14,810,655	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	14,827,594
734,878	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	793,066
196,198	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	211,240
1,653,614	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	1,943,951
1,267,689	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	1,424,019
11,794,867	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	12,697,644
19,608,069	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	21,107,756
17,982,192	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	18,703,185
219,532	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	225,838
1,624,392	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	1,689,454
9,558,052	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	9,833,858
4,357,795	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	4,468,145
6,473,408	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	6,637,234
32,219,265	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	33,151,324
30,819,385	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	31,710,990
5,611,479	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	5,773,842
11,253,507	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	11,579,057
19,192,181	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	19,747,473
8,425,606	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	8,638,926
27,891,533	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	28,233,284
7,886,146	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	7,895,132
12,072,466	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	12,220,386
35,985,317	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	36,426,264
18,358,378	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	18,583,345
108,077,024	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	108,200,638
77,116,715	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	77,204,930
59,060,191	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%		12/01/2032	59,783,986
28,222,125	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%		02/01/2043	28,254,462
35,295,464	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%		02/01/2043	35,335,999
15,056,895	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%		02/01/2033	15,241,429
21,970,945	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%		02/01/2033	22,240,209
26,723,216	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%		03/01/2038	26,753,716
12,809,868	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%		04/01/2033	12,966,876
23,188,760	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%		04/01/2038	23,215,226
20,574,780	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%		05/01/2033	20,826,977
60,715,757	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%		05/01/2033	61,460,030
11,924,647	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%		05/01/2033	12,070,810
856,156	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	894,808
990,787	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%		06/01/2040	1,069,351
745,297	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%		06/01/2040	804,271
8,640,551	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%		12/01/2040	8,982,805
1,013,820	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%		12/01/2040	1,043,440
8,174,294	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%		01/01/2041	8,380,928
1,883,197	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	1,958,709
6,917,619	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%		04/01/2026	7,129,772
498,463	Federal National Mortgage Association Pass-Thru, Pool AI8889	4.00%		08/01/2041	511,080
4,725,138	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%		09/01/2041	4,844,741
1,377,761	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%		09/01/2041	1,412,637
2,302,553	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%		09/01/2041	2,360,667
4,759,439	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%		10/01/2041	4,879,831
4,620,363	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%		10/01/2041	4,737,378
1,848,419	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%		10/01/2041	1,895,251
23,424,584	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%		11/01/2041	24,016,989
5,299,164	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%		10/01/2041	5,431,448
1,199,121	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%		11/01/2041	1,229,502
29,048,998	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%		11/01/2041	30,145,477
16,485,501	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%		12/01/2041	16,566,358
2,891,243	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%		12/01/2041	2,964,439
30,990,516	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%		01/01/2032	31,886,924
7,989,208	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%		02/01/2042	8,191,259
5,415,803	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%		02/01/2042	5,552,996
6,354,404	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%		03/01/2042	6,515,253
7,073,630	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%		03/01/2042	7,250,124
639,527	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%		03/01/2042	657,020
115,522,643	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%		06/01/2043	115,654,928
59,275,386	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%		07/01/2043	59,342,783
3,099,261	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%		04/01/2026	3,189,264
9,570,779	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%		10/01/2043	10,000,218
22,300,724	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%		09/01/2053	22,285,563
29,992,013	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%		06/01/2053	29,403,761
79,511,441	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%		04/01/2042	82,511,184
58,699,826	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%		10/01/2044	58,766,929
25,757,587	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%		02/01/2045	27,116,036
67,883,311	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%		06/01/2044	71,800,570
56,564,417	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%		03/01/2046	57,733,336
26,655,845	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%		05/01/2042	27,325,560
65,919,498	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%		09/01/2042	66,242,835
60,643,736	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%		09/01/2042	60,940,742
16,630,311	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%		12/01/2042	16,649,333
18,744,348	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%		04/01/2043	18,765,791
24,700,552	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%		03/01/2044	26,031,551
25,326,640	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%		03/01/2044	26,690,870
21,698,321	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%		05/01/2044	22,868,202
10,836,434	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%		06/01/2044	11,422,200
9,393,905	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%		07/01/2044	9,901,598
33,789,422	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%		08/01/2034	34,203,752
15,976,071	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%		10/01/2034	16,171,980
32,637,502	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%		10/01/2034	33,037,728
145,771,950	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%		12/01/2044	145,803,273
44,690,848	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%		12/01/2044	44,665,855
26,911,762	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%		01/01/2035	27,241,777
40,864,772	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%		01/01/2035	41,365,915
28,596,651	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%		01/01/2045	29,187,608
31,754,716	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%		01/01/2035	32,144,166
279,531,208	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%		03/01/2045	279,331,592
115,391,042	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	115,308,640
39,112,527	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%		04/01/2035	39,592,220
38,057,053	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%		04/01/2035	38,523,787
51,184,987	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%		04/01/2035	51,812,743
25,648,224	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%		05/01/2035	25,962,771
26,783,417	Federal National Mortgage Association Pass-Thru, Pool AS4882	3.00%		05/01/2035	27,111,896
54,643,619	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%		07/01/2045	54,197,789
69,473,438	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%		03/01/2045	69,413,073
23,246,572	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%		02/01/2045	23,057,056
11,707,551	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%		01/01/2045	11,612,268
12,293,310	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%		03/01/2045	12,193,029
19,791,364	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	20,200,407
51,019,125	Federal National Mortgage Association Pass-Thru, Pool BC9003	3.00%		11/01/2046	50,887,883
2,319,366	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	2,423,441
8,485,218	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	8,868,991
1,792,069	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%		05/01/2030	1,873,127
133,053	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%		06/01/2040	138,063
130,261	Federal National Mortgage Association Pass-Thru, Pool MA0459	4.00%		07/01/2020	134,256
291,809	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	302,796
449,227	Federal National Mortgage Association Pass-Thru, Pool MA0502	4.00%		08/01/2020	463,004
232,753	Federal National Mortgage Association Pass-Thru, Pool MA0517	4.00%		09/01/2020	239,891
2,651,922	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%		10/01/2030	2,758,227
1,467,837	Federal National Mortgage Association Pass-Thru, Pool MA0536	4.00%		10/01/2020	1,512,854
1,968,793	Federal National Mortgage Association Pass-Thru, Pool MA0580	4.00%		11/01/2020	2,029,173
581,271	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%		12/01/2030	604,574
14,233,193	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%		01/01/2031	14,803,657
5,615,077	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%		11/01/2041	5,756,993
109,629,153	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%		12/01/2031	112,800,461
46,950,451	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%		01/01/2032	48,308,608
57,101,030	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%		02/01/2032	58,752,810
27,968,937	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%		03/01/2032	28,778,041
8,725,974	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%		04/01/2042	8,768,684
38,068,524	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%		05/01/2032	39,169,910
5,690,834	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%		05/01/2042	5,718,705
81,143,086	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%		06/01/2032	83,490,821
12,892,110	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%		06/01/2042	12,955,124
10,300,275	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%		06/01/2042	10,560,538
49,173,059	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%		07/01/2032	50,595,951
122,200,013	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%		07/01/2042	122,799,418
142,298,974	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%		08/01/2042	142,996,960
32,990,951	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%		08/01/2032	33,945,574
37,676,143	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%		09/01/2042	37,860,948
6,452,940	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%		10/01/2032	6,639,681
82,098,883	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%		10/01/2042	82,501,605
42,045,682	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	42,560,914
5,175,542	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	5,200,902
23,065,643	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	23,348,313
90,303,070	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	91,409,778
55,632,473	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	56,314,314
95,650,349	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	96,822,817
12,233,428	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	12,383,389
70,342,074	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	72,378,204
27,485,801	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	27,620,508
22,504,659	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	22,614,992
41,191,279	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	42,384,120
89,416,514	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	89,854,763
93,358,091	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	92,596,378
94,449,537	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	93,678,920
120,521,645	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	121,112,030
44,242,179	Federal National Mortgage Association Pass-Thru, Pool MA2833	3.00%		12/01/2046	44,128,369
7,667,540	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	7,975,160
31,058,866	Federal National Mortgage Association, Pool AL9220	3.00%		06/01/2045	31,094,387
10,026,000	Federal National Mortgage Association, Pool AN7452	3.12%		11/01/2032	9,977,883
73,483,493	Federal National Mortgage Association, Pool AS7473	3.00%		07/01/2046	73,054,967
10,551,750	Federal National Mortgage Association, Pool AS7610	2.50%		07/01/2046	10,189,432
162,775,218	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	161,825,828
92,681,212	Federal National Mortgage Association, Pool AS8111	3.00%		10/01/2041	92,787,159
58,586,846	Federal National Mortgage Association, Pool AS8269	3.00%		11/01/2046	58,418,567
61,292,990	Federal National Mortgage Association, Pool AS8306	3.00%		11/01/2041	61,180,424
87,260,251	Federal National Mortgage Association, Pool AS8356	3.00%		11/01/2046	86,978,333
19,209,147	Federal National Mortgage Association, Pool AZ0576	3.50%		04/01/2042	19,492,225
15,280,343	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	15,241,035
59,898,794	Federal National Mortgage Association, Pool BM5299	3.00%		12/01/2046	59,742,741
90,185,178	Federal National Mortgage Association, Pool BM5633	3.00%		07/01/2047	89,952,711
45,120,909	Federal National Mortgage Association, Pool CA0862	3.50%		09/01/2047	45,847,097
118,101,367	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	118,679,103
107,695,914	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	107,067,769
38,209,537	Federal National Mortgage Association, Pool MA2673	3.00%		07/01/2046	37,986,680
114,428,998	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	113,761,569
10,655,790	Federal National Mortgage Association, Pool MA2743	3.00%		09/01/2046	10,593,644
124,419,796	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	123,948,163
51,098,589	Federal National Mortgage Association, Pool MA2895	3.00%		02/01/2047	50,967,133
774,583	Federal National Mortgage Association, Series 2002-70-QZ	5.50%		11/25/2032	838,235
1,158,331	Federal National Mortgage Association, Series 2002-75-ZG	5.50%		11/25/2032	1,250,633
15,990,875	Federal National Mortgage Association, Series 2003-129-ZT	5.50%		01/25/2034	17,613,098
3,015,678	Federal National Mortgage Association, Series 2003-29-ZL	5.00%		04/25/2033	3,219,064
1,471,838	Federal National Mortgage Association, Series 2003-64-ZG	5.50%		07/25/2033	1,584,196
12,286,722	Federal National Mortgage Association, Series 2003-84-PZ	5.00%		09/25/2033	13,334,939
11,772,475	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	12,865,575
3,010,010	Federal National Mortgage Association, Series 2004-46-PJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	03/25/2034	283,313
2,890,073	Federal National Mortgage Association, Series 2004-51-XP (-1 x 1 Month LIBOR USD + 7.70%, 7.70% Cap)	5.21%	I/F I/O	07/25/2034	556,067
4,902,608	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	5,358,299
412,545	Federal National Mortgage Association, Series 2004-W4-A5	5.50%		06/25/2034	415,763
216,121	Federal National Mortgage Association, Series 2005-107-EG	4.50%		01/25/2026	223,552
685,671	Federal National Mortgage Association, Series 2005-37-ZK	4.50%		05/25/2035	709,408
6,679,115	Federal National Mortgage Association, Series 2005-87-SE (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.56%	I/F I/O	10/25/2035	967,567
5,431,810	Federal National Mortgage Association, Series 2005-87-SG (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.21%	I/F I/O	10/25/2035	925,864
4,546,710	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.09%	I/F I/O	10/25/2036	772,041
1,855,783	Federal National Mortgage Association, Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	3.83%	I/F I/O	01/25/2037	308,144
1,109,242	Federal National Mortgage Association, Series 2006-16-HZ	5.50%		03/25/2036	1,208,123
7,545,838	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.26%	I/F I/O	07/25/2036	1,210,339
965,716	Federal National Mortgage Association, Series 2006-93-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.11%	I/F I/O	10/25/2036	137,716
11,153,899	Federal National Mortgage Association, Series 2007-109-VZ	5.00%		10/25/2035	12,037,248
1,072,402	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.76%	I/F I/O	05/25/2037	134,585
6,825,268	Federal National Mortgage Association, Series 2007-14-PS (-1 x 1 Month LIBOR USD + 6.81%, 6.81% Cap)	4.32%	I/F I/O	03/25/2037	1,235,568
3,412,873	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	3.95%	I/F I/O	04/25/2037	595,371
486,444	Federal National Mortgage Association, Series 2007-30-SI (-1 x 1 Month LIBOR USD + 6.11%, 6.11% Cap)	3.62%	I/F I/O	04/25/2037	52,893
3,485,063	Federal National Mortgage Association, Series 2007-32-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.61%	I/F I/O	04/25/2037	555,035
2,940,107	Federal National Mortgage Association, Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.13%	I/F I/O	10/25/2036	405,453
3,818,817	Federal National Mortgage Association, Series 2007-60-VZ	6.00%		07/25/2037	4,146,380
2,281,694	Federal National Mortgage Association, Series 2007-71-GZ	6.00%		07/25/2047	2,388,124
3,664,497	Federal National Mortgage Association, Series 2007-75-ID (-1 x 1 Month LIBOR USD + 5.87%, 5.87% Cap)	3.38%	I/F I/O	08/25/2037	546,662
1,005,923	Federal National Mortgage Association, Series 2007-9-SD (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.16%	I/F I/O	03/25/2037	150,694
568,365	Federal National Mortgage Association, Series 2008-27-B	5.50%		04/25/2038	617,131
4,351,296	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	4,593,249
8,343,157	Federal National Mortgage Association, Series 2008-48-BE	5.00%		06/25/2034	9,100,914
865,449	Federal National Mortgage Association, Series 2008-48-SD (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	06/25/2037	90,194
1,065,067	Federal National Mortgage Association, Series 2008-53-LI (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.66%	I/F I/O	07/25/2038	123,785
1,095,848	Federal National Mortgage Association, Series 2008-57-SE (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	02/25/2037	126,500
1,201,403	Federal National Mortgage Association, Series 2008-5-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.76%	I/F I/O	02/25/2038	155,839
1,017,205	Federal National Mortgage Association, Series 2008-61-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	07/25/2038	93,701
809,305	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	07/25/2038	95,905
2,098,916	Federal National Mortgage Association, Series 2008-65-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	08/25/2038	314,372
1,416,129	Federal National Mortgage Association, Series 2008-81-LP	5.50%		09/25/2038	1,515,314
7,035,452	Federal National Mortgage Association, Series 2009-106-EZ	4.50%		01/25/2040	7,414,788
1,026,155	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.76%	I/F I/O	01/25/2040	123,676
607,313	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	643,740
2,209,245	Federal National Mortgage Association, Series 2009-42-SI (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	06/25/2039	238,397
1,266,931	Federal National Mortgage Association, Series 2009-42-SX (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	06/25/2039	132,040
901,116	Federal National Mortgage Association, Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.61%	I/F I/O	07/25/2039	116,447
587,450	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.46%	I/F I/O	07/25/2039	60,180
5,474,754	Federal National Mortgage Association, Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.26%	I/F I/O	07/25/2039	788,727
637,833	Federal National Mortgage Association, Series 2009-51-BZ	4.50%		07/25/2039	658,779
1,934,551	Federal National Mortgage Association, Series 2009-54-EZ	5.00%		07/25/2039	2,024,509
912,545	Federal National Mortgage Association, Series 2009-70-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	3.31%	I/F I/O	09/25/2039	97,460
4,989,960	Federal National Mortgage Association, Series 2009-80-PM	4.50%		10/25/2039	5,307,081
3,107,744	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	3,204,525
12,398,050	Federal National Mortgage Association, Series 2009-85-ES (-1 x 1 Month LIBOR USD + 7.23%, 7.23% Cap)	4.74%	I/F I/O	01/25/2036	2,156,247
16,072,495	Federal National Mortgage Association, Series 2009-85-JS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.26%	I/F I/O	10/25/2039	3,086,356
1,504,509	Federal National Mortgage Association, Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	3.23%	I/F I/O	04/25/2037	158,480
1,312,795	Federal National Mortgage Association, Series 2009-94-BC	5.00%		11/25/2039	1,359,932
15,826,587	Federal National Mortgage Association, Series 2010-101-SA (-1 x 1 Month LIBOR USD + 4.48%, 4.48% Cap)	1.99%	I/F I/O	09/25/2040	1,581,301
8,655,456	Federal National Mortgage Association, Series 2010-101-ZC	4.50%		09/25/2040	9,190,942
21,895,256	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	23,035,944
4,673,617	Federal National Mortgage Association, Series 2010-10-SA (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.86%	I/F I/O	02/25/2040	829,874
2,157,628	Federal National Mortgage Association, Series 2010-10-ZA	4.50%		02/25/2040	2,190,437
1,289,489	Federal National Mortgage Association, Series 2010-111-S (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.46%	I/F I/O	10/25/2050	151,230
4,177,769	Federal National Mortgage Association, Series 2010-116-Z	4.00%		10/25/2040	4,334,567
903,556	Federal National Mortgage Association, Series 2010-117-SA (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.01%	I/F I/O	10/25/2040	65,486
3,271,984	Federal National Mortgage Association, Series 2010-120-KD	4.00%		10/25/2040	3,473,323
26,321,231	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.01%	I/F I/O	10/25/2040	2,024,508
242,685	Federal National Mortgage Association, Series 2010-126-SU (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	27.62%	I/F	11/25/2040	737,894
178,693	Federal National Mortgage Association, Series 2010-126-SX (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	7.53%	I/F	11/25/2040	260,867
6,725,326	Federal National Mortgage Association, Series 2010-128-HZ	4.00%		11/25/2040	6,919,825
3,438,480	Federal National Mortgage Association, Series 2010-132-Z	4.50%		11/25/2040	3,553,020
88,008	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	7.53%	I/F	12/25/2040	110,506
12,894,696	Federal National Mortgage Association, Series 2010-142-AZ	4.00%		12/25/2040	13,192,992
11,103,388	Federal National Mortgage Association, Series 2010-148-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.16%	I/F I/O	01/25/2026	1,007,736
11,920,298	Federal National Mortgage Association, Series 2010-150-FD (1 Month LIBOR USD + 0.51%, 0.51% Floor, 7.00% Cap)	3.00%		01/25/2041	12,001,016
29,446,570	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	30,518,755
10,088,792	Federal National Mortgage Association, Series 2010-16-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.96%	I/F I/O	03/25/2040	1,201,633
3,304,463	Federal National Mortgage Association, Series 2010-21-DZ	5.00%		03/25/2040	3,597,094
1,508,841	Federal National Mortgage Association, Series 2010-21-KS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.46%	I/F I/O	03/25/2040	86,275
537,066	Federal National Mortgage Association, Series 2010-2-GS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.96%	I/F I/O	12/25/2049	32,364
2,090,277	Federal National Mortgage Association, Series 2010-2-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.76%	I/F I/O	02/25/2050	288,998
1,711,953	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.51%	I/F I/O	04/25/2040	129,050
6,077,351	Federal National Mortgage Association, Series 2010-31-VZ	4.00%		04/25/2040	6,192,405
4,205,151	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	2.44%	I/F I/O	04/25/2040	325,842
681,623	Federal National Mortgage Association, Series 2010-35-ES (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.96%	I/F I/O	04/25/2040	74,722
848,288	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.96%	I/F I/O	04/25/2040	68,254
1,398,479	Federal National Mortgage Association, Series 2010-46-MS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.46%	I/F I/O	05/25/2040	105,577
10,489,413	Federal National Mortgage Association, Series 2010-49-ZW	4.50%		05/25/2040	10,915,942
2,579,570	Federal National Mortgage Association, Series 2010-4-SK (-1 x 1 Month LIBOR USD + 6.23%, 6.23% Cap)	3.74%	I/F I/O	02/25/2040	345,174
994,570	Federal National Mortgage Association, Series 2010-58-ES (-3 x 1 Month LIBOR USD + 12.47%, 12.47% Cap)	6.08%	I/F	06/25/2040	1,099,040
7,015,072	Federal National Mortgage Association, Series 2010-59-MS (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	3.28%	I/F I/O	06/25/2040	1,009,883
6,114,950	Federal National Mortgage Association, Series 2010-59-PS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.96%	I/F I/O	03/25/2039	243,615
7,135,284	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.51%	I/F I/O	01/25/2040	666,934
955,716	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	1,016,131
660,769	Federal National Mortgage Association, Series 2010-61-EL	4.50%		06/25/2040	708,569
7,863,988	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	8,535,729
17,024,435	Federal National Mortgage Association, Series 2010-64-FC (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.99%		06/25/2040	17,123,089
29,984,960	Federal National Mortgage Association, Series 2010-76-ZK	4.50%		07/25/2040	31,705,977
6,937,748	Federal National Mortgage Association, Series 2010-79-CZ	4.00%		07/25/2040	7,050,296
23,352,058	Federal National Mortgage Association, Series 2010-79-VZ	4.50%		07/25/2040	24,627,823
3,576,508	Federal National Mortgage Association, Series 2010-84-ZC	4.50%		08/25/2040	3,791,812
7,153,002	Federal National Mortgage Association, Series 2010-84-ZD	4.50%		08/25/2040	7,583,608
9,301,056	Federal National Mortgage Association, Series 2010-84-ZG	4.50%		08/25/2040	9,760,588
586,513	Federal National Mortgage Association, Series 2010-90-SA (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.36%	I/F I/O	08/25/2040	72,676
1,964,014	Federal National Mortgage Association, Series 2010-94-Z	4.50%		08/25/2040	2,026,213
8,668,587	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	12.55%	I/F	09/25/2040	12,247,175
1,529,931	Federal National Mortgage Association, Series 2010-9-DS (-1 x 1 Month LIBOR USD + 5.30%, 0.50% Floor, 5.30% Cap)	2.81%	I/F I/O	02/25/2040	159,369
37,156,156	Federal National Mortgage Association, Series 2011-106-LZ	3.50%	>	10/25/2041	38,165,644
520,021	Federal National Mortgage Association, Series 2011-110-LS (-2 x 1 Month LIBOR USD + 10.10%, 10.10% Cap)	5.12%	I/F	11/25/2041	624,717
7,582,084	Federal National Mortgage Association, Series 2011-111-CZ	4.00%		11/25/2041	7,808,736
9,628,930	Federal National Mortgage Association, Series 2011-111-EZ	5.00%	>	11/25/2041	10,744,565
5,448,115	Federal National Mortgage Association, Series 2011-111-VZ	4.00%		11/25/2041	5,666,054
30,000,000	Federal National Mortgage Association, Series 2011-131-PB	4.50%		12/25/2041	33,372,765
29,411,296	Federal National Mortgage Association, Series 2011-16-AL	3.50%		03/25/2031	30,422,671
38,800,000	Federal National Mortgage Association, Series 2011-17-NY	3.50%		03/25/2031	39,759,346
985,442	Federal National Mortgage Association, Series 2011-17-SA (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	3.98%	I/F I/O	03/25/2041	103,385
9,251,268	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	9,335,180
4,744,126	Federal National Mortgage Association, Series 2011-27-BS (-2 x 1 Month LIBOR USD + 9.00%, 9.00% Cap)	4.02%	I/F	04/25/2041	4,673,676
56,000,000	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	56,982,845
12,863,781	Federal National Mortgage Association, Series 2011-2-GZ	4.00%		02/25/2041	13,330,649
35,088,560	Federal National Mortgage Association, Series 2011-32-ZG	4.00%		04/25/2041	36,357,927
6,234,777	Federal National Mortgage Association, Series 2011-36-VZ	4.50%		05/25/2041	6,474,632
13,148,799	Federal National Mortgage Association, Series 2011-37-Z	4.50%		05/25/2041	13,999,735
9,134,027	Federal National Mortgage Association, Series 2011-38-BZ	4.00%	>	05/25/2041	9,409,261
8,625,209	Federal National Mortgage Association, Series 2011-39-CB	3.00%		05/25/2026	8,702,306
17,174,628	Federal National Mortgage Association, Series 2011-39-ZD	4.00%		02/25/2041	17,799,671
4,104,990	Federal National Mortgage Association, Series 2011-40-LZ	4.50%		05/25/2041	4,263,178
8,940,940	Federal National Mortgage Association, Series 2011-42-MZ	4.50%		05/25/2041	9,552,018
20,541,668	Federal National Mortgage Association, Series 2011-45-ZA	4.00%	>	05/25/2031	21,401,407
12,206,487	Federal National Mortgage Association, Series 2011-45-ZB	4.50%		05/25/2041	13,299,568
2,811,100	Federal National Mortgage Association, Series 2011-48-SC (-2 x 1 Month LIBOR USD + 9.20%, 9.20% Cap)	4.23%	I/F	06/25/2041	2,907,701
24,406,767	Federal National Mortgage Association, Series 2011-51-FJ (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.94%		06/25/2041	24,465,280
11,124,073	Federal National Mortgage Association, Series 2011-58-SA (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.06%	I/F I/O	07/25/2041	1,990,973
1,574,459	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,665,818
13,969,748	Federal National Mortgage Association, Series 2011-60-EL	3.00%		07/25/2026	14,231,699
16,823,888	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	17,556,365
8,195,669	Federal National Mortgage Association, Series 2011-74-KL	5.00%		06/25/2040	8,695,116
27,295,240	Federal National Mortgage Association, Series 2011-77-Z	3.50%	>	08/25/2041	30,140,845
28,011,105	Federal National Mortgage Association, Series 2011-99-CZ	4.50%	>	10/25/2041	31,371,390
89,537,965	Federal National Mortgage Association, Series 2011-99-DZ	5.00%		10/25/2041	98,172,434
12,966,363	Federal National Mortgage Association, Series 2012-104-Z	3.50%	>	09/25/2042	13,467,398
9,947,891	Federal National Mortgage Association, Series 2012-111-LB	3.50%		05/25/2041	10,076,993
37,388,541	Federal National Mortgage Association, Series 2012-111-MJ	4.00%		04/25/2042	38,966,509
11,940,762	Federal National Mortgage Association, Series 2012-114-DC	2.00%		08/25/2039	11,873,255
64,144,037	Federal National Mortgage Association, Series 2012-122-AD	2.00%		02/25/2040	63,169,388
59,190,068	Federal National Mortgage Association, Series 2012-122-DB	3.00%		11/25/2042	59,055,488
64,745,437	Federal National Mortgage Association, Series 2012-125-LA	3.00%		11/25/2042	64,519,294
34,214,630	Federal National Mortgage Association, Series 2012-144-PT	4.30%	#	11/25/2049	36,529,557
11,278,839	Federal National Mortgage Association, Series 2012-14-BZ	4.00%	>	03/25/2042	12,190,929
25,776,562	Federal National Mortgage Association, Series 2012-15-PZ	4.00%	>	03/25/2042	27,428,040
19,213,363	Federal National Mortgage Association, Series 2012-20-ZT	3.50%	>	03/25/2042	19,571,834
59,513,124	Federal National Mortgage Association, Series 2012-30-DZ	4.00%	>	04/25/2042	62,803,366
48,933,013	Federal National Mortgage Association, Series 2012-31-Z	4.00%	>	04/25/2042	51,773,354
7,979,095	Federal National Mortgage Association, Series 2012-63-EB	2.00%		08/25/2040	7,854,318
27,498,393	Federal National Mortgage Association, Series 2012-70-FY (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.94%		07/25/2042	27,510,124
35,156,077	Federal National Mortgage Association, Series 2012-74-Z	4.00%	>	07/25/2042	37,323,048
7,854,152	Federal National Mortgage Association, Series 2012-80-EA	2.00%		04/25/2042	7,490,539
25,510,045	Federal National Mortgage Association, Series 2012-86-ZC	3.50%	>	08/25/2042	25,677,942
35,542,175	Federal National Mortgage Association, Series 2012-96-VZ	3.50%	>	09/25/2042	36,532,377
27,803,418	Federal National Mortgage Association, Series 2012-98-BG	4.50%		08/25/2040	29,407,331
48,999,579	Federal National Mortgage Association, Series 2012-99-QE	3.00%		09/25/2042	48,724,137
26,265,011	Federal National Mortgage Association, Series 2013-130-ZE	3.00%	>	01/25/2044	25,350,437
23,598,952	Federal National Mortgage Association, Series 2013-133-ZT	3.00%	>	01/25/2039	22,682,576
12,567,959	Federal National Mortgage Association, Series 2013-36-Z	3.00%	>	04/25/2043	12,078,817
20,644,031	Federal National Mortgage Association, Series 2013-41-ZH	3.00%	>	05/25/2033	19,934,060
19,292,416	Federal National Mortgage Association, Series 2013-51-HS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.42%	I/F	04/25/2043	16,859,442
4,219,906	Federal National Mortgage Association, Series 2013-53-AB	1.50%		03/25/2028	4,074,049
7,059,931	Federal National Mortgage Association, Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.27%	I/F	06/25/2043	6,077,113
118,452,714	Federal National Mortgage Association, Series 2013-81-ZQ	3.00%	>	08/25/2043	112,754,724
24,175,097	Federal National Mortgage Association, Series 2013-82-SH (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.56%	I/F I/O	12/25/2042	3,596,737
27,020,598	Federal National Mortgage Association, Series 2013-8-Z	3.00%	>	02/25/2043	25,727,360
23,888,328	Federal National Mortgage Association, Series 2014-12-GZ	3.50%	>	03/25/2044	24,553,544
25,555,569	Federal National Mortgage Association, Series 2014-21-GZ	3.00%	>	04/25/2044	24,274,612
30,048,208	Federal National Mortgage Association, Series 2014-37-ZY	2.50%	>	07/25/2044	26,820,216
48,423,818	Federal National Mortgage Association, Series 2014-39-ZA	3.00%	>	07/25/2044	47,094,923
12,870,604	Federal National Mortgage Association, Series 2014-46-NZ	3.00%	>	06/25/2043	12,328,342
43,008,842	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	43,320,523
2,177,084	Federal National Mortgage Association, Series 2014-56-AD	3.00%		01/25/2040	2,155,131
58,037,692	Federal National Mortgage Association, Series 2014-60-EZ	3.00%	>	10/25/2044	55,107,137
40,967,992	Federal National Mortgage Association, Series 2014-61-ZV	3.00%	>	10/25/2044	39,160,148
34,548,317	Federal National Mortgage Association, Series 2014-64-NZ	3.00%	>	10/25/2044	32,759,609
91,280,617	Federal National Mortgage Association, Series 2014-65-CD	3.00%		06/25/2040	91,726,158
12,165,094	Federal National Mortgage Association, Series 2014-67-DZ	3.00%	>	10/25/2044	11,600,014
85,762,913	Federal National Mortgage Association, Series 2014-68-MA	3.00%		11/25/2040	86,628,467
38,889,861	Federal National Mortgage Association, Series 2014-68-MZ	3.00%	>	11/25/2044	36,885,194
27,305,445	Federal National Mortgage Association, Series 2014-6-Z	2.50%	>	02/25/2044	24,245,062
35,784,989	Federal National Mortgage Association, Series 2014-73-CQ	3.00%		06/25/2040	35,958,546
21,953,734	Federal National Mortgage Association, Series 2014-77-VZ	3.00%	>	11/25/2044	20,844,164
21,377,666	Federal National Mortgage Association, Series 2014-82-YA	3.00%		04/25/2041	21,448,621
28,194,359	Federal National Mortgage Association, Series 2014-84-KZ	3.00%	>	12/25/2044	26,877,330
96,717,562	Federal National Mortgage Association, Series 2014-95-NA	3.00%		04/25/2041	96,957,712
140,493,586	Federal National Mortgage Association, Series 2014-M11-1A	3.12%	#	08/25/2024	143,545,163
32,815,596	Federal National Mortgage Association, Series 2015-11-A	3.00%		05/25/2034	33,417,053
87,677,086	Federal National Mortgage Association, Series 2015-21-G	3.00%		02/25/2042	88,912,772
17,815,740	Federal National Mortgage Association, Series 2015-42-CA	3.00%		03/25/2044	17,917,348
55,959,722	Federal National Mortgage Association, Series 2015-49-A	3.00%		03/25/2044	56,337,999
12,683,935	Federal National Mortgage Association, Series 2015-63-KD	3.00%		07/25/2041	12,770,752
54,228,238	Federal National Mortgage Association, Series 2015-88-AC	3.00%		04/25/2043	54,448,415
154,107,432	Federal National Mortgage Association, Series 2015-88-BA	3.00%		04/25/2044	162,574,927
19,171,015	Federal National Mortgage Association, Series 2015-94-MA	3.00%		01/25/2046	19,307,854
61,596,861	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	62,290,811
41,093,846	Federal National Mortgage Association, Series 2016-2-JA	2.50%		02/25/2046	40,451,603
96,632,203	Federal National Mortgage Association, Series 2016-32-LA	3.00%		10/25/2044	97,116,678
22,737,722	Federal National Mortgage Association, Series 2016-71-ZQ	3.00%	>	10/25/2046	20,990,071
106,764,171	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	106,674,286
82,256,506	Federal National Mortgage Association, Series 2016-74-PA	3.00%		12/25/2044	82,242,686
40,207,905	Federal National Mortgage Association, Series 2016-79-EP	3.00%		01/25/2044	40,669,516
104,266,423	Federal National Mortgage Association, Series 2016-81-PA	3.00%		02/25/2044	104,382,763
55,499,172	Federal National Mortgage Association, Series 2016-94-PA	3.00%		03/25/2044	55,401,377
55,141,798	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	55,288,531
19,304,630	Federal National Mortgage Association, Series 2017-26-DA	3.00%		06/25/2043	19,371,582
27,563,476	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	27,676,955
17,875,840	Federal National Mortgage Association, Series 2017-4-CH	3.00%		06/25/2042	18,054,866
19,359,665	Federal National Mortgage Association, Series 2017-51-EA	3.00%		11/25/2042	19,397,207
29,165,211	Federal National Mortgage Association, Series 2017-61-TA	3.00%		02/25/2043	29,085,053
98,436,501	Federal National Mortgage Association, Series 2018-21-PO	0.00%	P/O	04/25/2048	78,283,478
13,511,001	Federal National Mortgage Association, Series 2018-23-CG	2.75%		12/25/2043	13,457,488
121,220,866	Federal National Mortgage Association, Series 2018-27-AO	0.00%	P/O	05/25/2048	99,672,912
240,410,603	Federal National Mortgage Association, Series 2018-27-JA	3.00%		12/25/2047	238,655,582
71,456,402	Federal National Mortgage Association, Series 2018-33-A	3.00%		05/25/2048	71,015,158
30,819,911	Federal National Mortgage Association, Series 2018-33-C	3.00%		05/25/2048	30,632,809
211,927,048	Federal National Mortgage Association, Series 2018-36-A	3.00%		06/25/2048	211,641,752
73,977,216	Federal National Mortgage Association, Series 2018-38-JB	3.00%		06/25/2048	73,595,435
231,380,839	Federal National Mortgage Association, Series 2018-39-AB	3.00%		06/25/2048	230,299,111
53,861,026	Federal National Mortgage Association, Series 2018-64-A	3.00%		09/25/2048	53,116,537
100,420,111	Federal National Mortgage Association, Series 2018-85-PO	0.00%	P/O	12/25/2048	84,448,222
74,118,887	Federal National Mortgage Association, Series 2019-12-BA	3.00%		04/25/2049	73,640,501
8,814,962	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.96%	I/F I/O	11/25/2039	1,005,938
93,099,449	Federal National Mortgage Association, Series 412-A3	3.00%		08/25/2042	92,020,707
4,348,600	Government National Mortgage Association, Pool MA2511	3.50%		01/20/2045	4,400,144
12,405,449	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.61%	I/F I/O	08/20/2033	1,944,289
5,183,798	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	5,651,406
2,695,162	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	2,954,927
277,107	Government National Mortgage Association, Series 2004-80-PH	5.00%		07/20/2034	278,276
5,501,324	Government National Mortgage Association, Series 2004-83-CS (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	3.59%	I/F I/O	10/20/2034	745,825
1,439,254	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	1,558,173
15,166,352	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	16,301,304
906,550	Government National Mortgage Association, Series 2006-24-CX (-7 x 1 Month LIBOR USD + 39.97%, 39.97% Cap)	21.72%	I/F	05/20/2036	1,579,208
6,745,901	Government National Mortgage Association, Series 2007-26-SJ (-1 x 1 Month LIBOR USD + 4.69%, 4.69% Cap)	2.20%	I/F I/O	04/20/2037	423,962
4,634,511	Government National Mortgage Association, Series 2008-2-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.02%	I/F I/O	01/16/2038	811,083
7,951,667	Government National Mortgage Association, Series 2008-42-AI (-1 x 1 Month LIBOR USD + 7.69%, 7.69% Cap)	5.21%	I/F I/O	05/16/2038	1,862,348
3,242,156	Government National Mortgage Association, Series 2008-43-SH (-1 x 1 Month LIBOR USD + 6.34%, 6.34% Cap)	3.85%	I/F I/O	05/20/2038	386,456
3,635,302	Government National Mortgage Association, Series 2008-51-SC (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.76%	I/F I/O	06/20/2038	559,498
2,614,077	Government National Mortgage Association, Series 2008-51-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.77%	I/F I/O	06/16/2038	378,991
1,243,174	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.56%	I/F I/O	09/20/2038	151,436
2,635,382	Government National Mortgage Association, Series 2008-83-SD (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	4.08%	I/F I/O	11/16/2036	422,385
10,160,950	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	10,891,131
5,572,713	Government National Mortgage Association, Series 2009-10-NS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.17%	I/F I/O	02/16/2039	976,563
1,964,288	Government National Mortgage Association, Series 2009-24-SN (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.61%	I/F I/O	09/20/2038	192,158
5,629,014	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	6,037,516
31,563,585	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	33,846,920
7,588	Government National Mortgage Association, Series 2009-41-ZQ	4.50%	>	06/16/2039	8,321
3,505,569	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	3,746,813
740,159	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	776,155
2,653,632	Government National Mortgage Association, Series 2009-69-TS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.72%	I/F I/O	04/16/2039	245,367
4,781,355	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	5,039,156
3,631,339	Government National Mortgage Association, Series 2009-87-IG (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.25%	I/F I/O	03/20/2037	360,161
25,774,122	Government National Mortgage Association, Series 2010-106-PS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.56%	I/F I/O	03/20/2040	2,614,589
6,918,930	Government National Mortgage Association, Series 2010-1-SA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.27%	I/F I/O	01/16/2040	726,636
3,858,390	Government National Mortgage Association, Series 2010-25-ZB	4.50%	>	02/16/2040	4,151,896
65,333,592	Government National Mortgage Association, Series 2010-26-QS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.76%	I/F I/O	02/20/2040	10,631,494
5,508,841	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	6,034,051
5,599,880	Government National Mortgage Association, Series 2010-42-ES (-1 x 1 Month LIBOR USD + 5.68%, 5.68% Cap)	3.19%	I/F I/O	04/20/2040	786,410
1,674,392	Government National Mortgage Association, Series 2010-61-AS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.06%	I/F I/O	09/20/2039	221,649
16,966,499	Government National Mortgage Association, Series 2010-62-SB (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.26%	I/F I/O	05/20/2040	1,964,722
10,764,323	Government National Mortgage Association, Series 2010-62-ZG	5.50%	>	05/16/2040	12,026,855
8,333,334	Government National Mortgage Association, Series 2011-18-SN (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	4.52%	I/F	12/20/2040	8,629,646
8,333,334	Government National Mortgage Association, Series 2011-18-YS (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	4.52%	I/F	12/20/2040	8,507,037
4,109,519	Government National Mortgage Association, Series 2011-51-UZ	4.50%		04/20/2041	4,346,644
2,611,658	Government National Mortgage Association, Series 2011-69-OC	0.00%	P/O	05/20/2041	2,285,848
24,383,958	Government National Mortgage Association, Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	2.86%	I/F I/O	05/20/2041	3,020,868
22,932,576	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	24,237,590
8,860,247	Government National Mortgage Association, Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	2.89%	I/F I/O	05/20/2041	1,133,730
6,354,943	Government National Mortgage Association, Series 2011-72-SK (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.66%	I/F I/O	05/20/2041	738,962
3,961,839	Government National Mortgage Association, Series 2012-105-SE (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.71%	I/F I/O	01/20/2041	232,098
8,345,236	Government National Mortgage Association, Series 2012-52-PN	2.00%		12/20/2039	8,299,892
23,800,930	Government National Mortgage Association, Series 2013-116-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.66%	I/F I/O	08/20/2043	3,791,912
24,518,940	Government National Mortgage Association, Series 2013-136-CS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.72%	I/F I/O	09/16/2043	3,925,899
19,381,651	Government National Mortgage Association, Series 2013-182-WZ	2.50%	>	12/20/2043	18,195,773
59,744,947	Government National Mortgage Association, Series 2013-182-ZW	2.50%	>	12/20/2043	56,089,417
16,849,359	Government National Mortgage Association, Series 2013-186-SG (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.77%	I/F I/O	02/16/2043	2,262,763
16,093,402	Government National Mortgage Association, Series 2013-26-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.76%	I/F I/O	02/20/2043	2,615,249
34,561,004	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	34,750,474
31,180,894	Government National Mortgage Association, Series 2014-163-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.11%	I/F I/O	11/20/2044	3,727,670
32,448,354	Government National Mortgage Association, Series 2014-167-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.11%	I/F I/O	11/20/2044	4,220,827
49,212,463	Government National Mortgage Association, Series 2014-21-SE (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.06%	I/F I/O	02/20/2044	6,439,106
27,065,583	Government National Mortgage Association, Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.71%	I/F I/O	03/20/2044	3,670,369
24,811,940	Government National Mortgage Association, Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.77%	I/F I/O	04/16/2044	3,860,075
9,070,053	Government National Mortgage Association, Series 2016-99-TL	2.00%		04/16/2044	7,877,891

Total US Government and Agency Mortgage Backed Obligations (Cost $23,082,193,985)					23,247,914,935

US Government and Agency Obligations - 4.3%
59,900,000	Tennessee Valley Authority	4.25%		09/15/2065	71,658,808
250,000,000	United States Treasury Notes	1.38%		09/30/2019	248,676,758
250,000,000	United States Treasury Notes	1.50%		10/31/2019	248,642,578
500,000,000	United States Treasury Notes	2.00%		11/15/2026	488,261,720
500,000,000	United States Treasury Notes	2.25%		02/15/2027	496,621,095
600,000,000	United States Treasury Notes	2.88%		05/15/2028	623,941,404

Total US Government and Agency Obligations (Cost $2,139,774,076)					2,177,802,363

Short Term Investments - 6.9%
326,405,882	First American Government Obligations Fund - Class U	2.35%	t		326,405,882
326,405,882	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	t		326,405,882
326,405,882	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	t		326,405,882
250,000,000	United States Treasury Bills	0.00%		04/11/2019	249,834,515
250,000,000	United States Treasury Bills	0.00%		04/25/2019	249,610,832
250,000,000	United States Treasury Bills	0.00%		05/16/2019	249,260,155
250,000,000	United States Treasury Bills	0.00%		05/30/2019	249,038,177
250,000,000	United States Treasury Bills	0.00%		06/06/2019	248,919,480
250,000,000	United States Treasury Bills	0.00%		06/13/2019	248,802,260
250,000,000	United States Treasury Bills	0.00%		07/11/2019	248,340,337
250,000,000	United States Treasury Bills	0.00%		07/25/2019	248,107,293
250,000,000	United States Treasury Bills	0.00%		08/15/2019	247,751,985
250,000,000	United States Treasury Bills	0.00%		08/29/2019	247,549,218

Total Short Term Investments (Cost $3,466,220,260)					3,466,431,898

Total Investments - 99.9% (Cost $50,522,130,601)					50,466,352,495
Other Assets in Excess of Liabilities - 0.1%					47,592,939

NET ASSETS - 100.0%					$50,513,945,434

   ^   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $14,039,428,562 or 27.8% of net assets.

   #  Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

	I/O Interest only security
	P/O Principal only security

I/F   Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

	Þ Value determined using significant unobservable inputs.

   ß  The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2019.

   §  The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

   ±  Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2019.

   Δ  This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2019.

	t Seven-day yield as of March 31, 2019

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	46.0%
Non-Agency Residential Collateralized Mortgage Obligations	26.4%
Non-Agency Commercial Mortgage Backed Obligations	7.3%
Short Term Investments	6.9%
Collateralized Loan Obligations	5.1%
US Government and Agency Obligations	4.3%
Asset Backed Obligations	3.9%
Other Assets and Liabilities	0.1%

100.0%

DoubleLine Core Fixed Income Fund

Schedule of Investments

March 31, 2019

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 2.0%
14,812,500	Applebee's Funding LLC, Series 2014-1-A2	4.28%	^	09/05/2044	14,886,311
4,458,333	CAL Funding Ltd., Series 2018-1A-A	3.96%	^	02/25/2043	4,497,513
8,934,971	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	8,990,162
4,844,133	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	4,852,513
4,633,842	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13%	^	06/15/2043	4,700,796
4,815,431	CLI Funding LLC, Series 2017-1A-A	3.62%	^	05/18/2042	4,784,696
11,770,615	CLI Funding LLC, Series 2018-1A-A	4.03%	^	04/18/2043	11,870,874
10,132,793	CLUB Credit Trust, Series 2018-P3-A	3.82%	^	01/15/2026	10,198,365
10,991,912	College Ave Student Loans LLC, Series 2018-A-A1 (1 Month LIBOR USD + 1.20%)	3.69%	^	12/26/2047	11,125,899
2,880,000	DB Master Finance LLC, Series 2015-1A-A2II	3.98%	^	02/20/2045	2,883,238
1,500,000	DB Master Finance LLC, Series 2019-1A-A2I	3.79%	^	05/20/2049	1,516,826
16,335,000	Global SC Finance Ltd., Series 2018-1A-A	4.29%	^	05/17/2038	16,679,544
5,400,000	GLS Auto Receivables Trust, Series 2018-2A-B	3.71%	^	03/15/2023	5,444,022
13,124,424	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	13,094,632
9,012,604	Helios Issuer LLC, Series 2017-1A-A	4.94%	^	09/20/2049	9,277,743
4,851,829	HERO Funding Trust, Series 2016-1A-A	4.05%	^	09/20/2041	4,984,981
4,925,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	^	07/30/2047	5,077,841
13,907	MarketPlace Loan Trust, Series 2015-CB1-A	4.00%	^	07/15/2021	13,905
2,490,555	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01%	^	06/22/2043	2,504,433
7,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68%	^	02/18/2042	7,649,708
10,948,640	NP SPE LLC, Series 2016-1A-A1	4.16%	^	04/20/2046	11,212,087
887,243	OneMain Financial Issuance Trust, Series 2015-1A-A	3.19%	^	03/18/2026	888,514
6,000,000	SBA Tower Trust	3.17%	^	04/11/2022	5,997,847
6,067,260	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	^	10/15/2042	6,143,695
820,255	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09%	^	10/27/2025	821,244
941,213	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28%	^	01/26/2026	944,687
500,000	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73%	# ^	01/26/2026	514,527
329,607	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28%	^	02/25/2026	330,571
5,000,000	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78%	^	09/25/2026	4,986,059
4,019,085	SoFi Professional Loan Program, Series 2016-A-A2	2.76%	^	12/26/2036	3,993,809
5,000,000	SoFi Professional Loan Program, Series 2017-B-BFX	3.70%	# ^	05/25/2040	5,115,794
2,000,000	SoFi Professional Loan Program, Series 2017-C-C	4.21%	# ^	07/25/2040	2,035,514
1,920,342	Springleaf Funding Trust, Series 2015-AA-A	3.16%	^	11/15/2024	1,920,538
875,554	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32%	^	06/15/2028	887,769
3,961,683	STARR Ltd., Series 2018-1-A	4.09%	^	05/15/2043	3,987,525
4,954,085	Sunnova Helios II Issuer LLC, Series 2018-1A-A	4.87%	^	07/20/2048	5,172,977
2,479,443	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72%	^	05/20/2042	2,478,660
3,941,479	USQ Rail LLC, Series 2018-1-A1	3.78%	^	04/25/2048	4,017,499
12,859,167	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07%	^	02/16/2043	13,065,453
5,000,000	VB-S1 Issuer LLC, Series 2018-1A-C	3.41%	^	02/15/2048	4,997,345
9,647,485	Wildcat LLC, Series 2017-1A-A	4.12%	± Þ	06/30/2027	9,628,190

Total Asset Backed Obligations (Cost $231,276,692)					234,174,306

Bank Loans - 4.1%
234,413	8th Avenue Food & Provisions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%		10/01/2025	234,823
2,032,529	Acadia Healthcare Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%		02/16/2023	2,019,826
2,422,581	Access CIG, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%		02/27/2025	2,398,355
885,000	Achilles Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.50%		10/13/2025	880,575
798,963	Acrisure, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.38%		11/22/2023	788,975
3,826,980	Acrisure, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.88%		11/22/2023	3,809,433
930,000	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%		01/05/2026	928,838
2,030,744	Air Medical Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.74%		04/28/2022	1,917,368
2,319,231	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%		04/22/2024	1,756,098
1,363,063	Albertson's LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.48%		06/22/2023	1,353,188
825,663	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.99%		08/01/2025	831,599
2,024,700	Aleris International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.25%		02/27/2023	2,028,243
624,094	AlixPartners, LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%		04/04/2024	620,818
3,418,297	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		07/28/2022	3,314,039
498,948	Almonde, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%		06/13/2024	482,291
747,732	Almonde, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.85%		06/13/2025	722,343
2,848,010	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%		07/31/2024	2,837,786
1,178,396	Altra Industrial Motion Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%		10/01/2025	1,159,247
705,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.48%		12/15/2023	692,839
1,373,850	American Renal Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		06/21/2024	1,310,309
1,454,411	American Tire Distributors, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	10.13%		08/30/2024	1,304,970
1,873,059	Applied Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%		09/19/2024	1,858,421
1,180,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.27%		03/11/2025	1,172,442
899,973	Arctic Glacier U.S.A., Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%		03/20/2024	892,098
1,339,109	Ascend Learning, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%		07/12/2024	1,314,001
4,273,688	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		10/22/2024	4,147,614
1,852,292	Asurion, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%		11/03/2023	1,846,707
1,170,000	Asurion, LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	9.00%		08/04/2025	1,188,890
1,825,000	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	7.20%		02/11/2026	1,804,469
1,990,000	Auris Luxembourg III Sarl, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		02/27/2026	1,992,488
3,896,203	Avantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		11/21/2024	3,907,152
	Avaya, Inc., Senior Secured First Lien Term Loan
1,381,936	(2 Month LIBOR USD + 4.25%)	6.85%		12/16/2024	1,378,336
2,254,737	(1 Month LIBOR USD + 4.25%)	6.73%		12/16/2024	2,248,863
467,626	Bass Pro Group, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	7.50%		09/25/2024	458,040
1,591,250	Bausch Health Companies Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.23%		11/27/2025	1,574,972
545,750	Bausch Health Companies Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.48%		06/02/2025	542,877
2,361,053	BCP Renaissance Parent L.L.C., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.24%		10/31/2024	2,355,788
235,867	Berry Global Group, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.00%)	4.61%		10/01/2022	234,700
3,591,750	BJ's Wholesale Club, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%		02/02/2024	3,587,674
1,872,351	Blackhawk Network Holdings Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%		06/16/2025	1,843,329
2,678,288	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.85%		10/02/2025	2,628,190
	Brand Energy & Infrastructure Services, Inc., Senior Secured First Lien Term Loan
723,014	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	7.01%		06/21/2024	694,495
641,163	(2 Month LIBOR USD + 4.25%, 1.00% Floor)	6.90%		06/21/2024	615,872
2,699,600	Brazos Delaware II, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.49%		05/21/2025	2,570,019
2,338,369	Bright Bidco B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%		06/28/2024	1,823,928
1,057,141	Brookfield WEC Holdings Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.25%		08/01/2025	1,056,628
1,490,075	BWAY Holding Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.03%		04/03/2024	1,457,480
3,889,271	Canyon Valor Companies, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%		06/16/2023	3,866,188
204,022	Capital Automotive L.P., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.50%		03/24/2025	204,723
4,277,303	Capri Acquisitions BidCo Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.99%		11/01/2024	4,221,164
1,374,252	CBS Radio Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		11/18/2024	1,339,209
2,508,947	Cengage Learning, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.74%		06/07/2023	2,264,714
675,000	CEOC, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%		10/04/2024	660,994
2,866,723	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%		03/01/2024	2,833,139
	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan
1,845,007	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.74%		06/07/2023	1,838,088
1,037,816	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%		06/07/2023	1,033,925
2,610,275	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		03/31/2025	2,571,121
1,960,150	Cincinnati Bell Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		10/02/2024	1,944,047
3,104,804	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%		09/18/2024	2,946,459
2,215,000	CommScope, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.05%		02/06/2026	2,216,838
2,730,706	Compass Power Generation, L.L.C., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%		12/20/2024	2,734,693
1,257,174	Concentra, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.24%		06/01/2022	1,251,416
1,223,971	Covia Holdings Corporation, Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	6.16%		06/01/2025	1,049,366
1,143,594	CPI Holdco, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.24%		03/21/2024	1,132,158
394,013	CPM Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		11/17/2025	391,550
1,355,000	CSC Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.73%		07/17/2025	1,318,706
530,000	CSC Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.73%		01/15/2026	515,823
1,440,000	CSC Holdings, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.59%		04/15/2027	1,435,954
2,981,878	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.80%		07/03/2020	2,860,113
3,899,481	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		11/29/2024	3,826,365
1,333,530	CVS Holdings I, LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%		02/06/2025	1,291,857
3,456,964	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.60%		05/01/2024	3,356,141
540,000	Cyxtera DC Holdings, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.86%		05/01/2025	494,100
2,688,447	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		02/13/2025	2,640,848
1,341,604	Dell International L.L.C., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.75% Floor)	4.50%		09/07/2023	1,328,080
893,258	Delta 2 SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	5.00%		02/01/2024	862,887
526,949	Dentalcorp Perfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	&	06/06/2025	515,092
2,100,130	Dentalcorp Perfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		06/06/2025	2,052,877
221,425	DexKo Global Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%		07/24/2024	218,491
1,047,420	Digicel International Finance Ltd, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.88%		05/27/2024	933,518
438,986	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%		01/23/2026	439,748
236,014	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%		01/23/2026	236,423
964,583	Dynatrace LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		08/22/2025	962,050
3,618,450	EAB Global, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.41%		11/15/2024	3,541,558
1,964,375	Edgewater Generation, L.L.C., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		12/12/2025	1,963,147
4,007,024	EG America LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.60%		02/06/2025	3,922,877
633,600	EG Group Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.60%		02/07/2025	620,294
4,294,238	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		10/10/2025	4,027,651
3,972,249	Equian Buyer Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		05/20/2024	3,907,700
1,883,626	Equinox Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%		03/08/2024	1,874,679
695,000	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%		08/30/2023	691,525
3,292,723	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.10%		12/02/2024	3,282,434
347,576	Exgen Renewables IV, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.63%		11/29/2024	326,831
3,855,330	Explorer Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.35%		05/02/2023	3,828,844
2,433,800	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%		03/31/2025	2,423,663
3,381,525	Financial & Risk US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		10/01/2025	3,289,142
2,855,000	First Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.49%		04/26/2024	2,849,961
3,206,193	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.10%		08/01/2024	2,946,700
3,098,371	Flexera Software LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		02/26/2025	3,087,527
3,743,248	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	8.38%		03/28/2022	3,676,169
1,600,988	Forest City Enterprises, L.P., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%		12/08/2025	1,609,993
2,320,752	Forterra Finance, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%		10/25/2023	2,144,200
865,665	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%		08/18/2025	863,505
2,957,650	Frontera Generation Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.73%		05/02/2025	2,934,240
4,085,058	Garda World Security Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.12%		05/24/2024	4,041,144
2,661,800	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%		04/01/2024	2,631,615
535,000	Gavilan Resources, LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.49%		03/01/2024	420,510
2,897,807	Genesys Telecommunications Laboratories, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		12/01/2023	2,866,293
3,593,325	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		07/02/2025	3,606,800
1,065,000	Gentiva Health Services, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%		07/02/2026	1,091,625
443,888	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%		02/19/2026	441,322
2,562,179	GOBP Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.35%		10/22/2025	2,543,603
2,204,475	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.49%		10/10/2025	2,184,271
3,907,639	GrafTech Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%		02/12/2025	3,902,754
1,386,525	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.98%		01/02/2026	1,373,311
4,367,000	GTT Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		06/02/2025	4,127,361
	Gulf Finance, LLC, Senior Secured First Lien Term Loan
1,311,658	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.86%		08/25/2023	1,050,691
2,233,364	(1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.75%		08/25/2023	1,789,014
1,945,473	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	5.00%		08/18/2023	1,904,939
2,893,674	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%		08/05/2024	2,843,946
671,625	HD Supply, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%		10/17/2023	664,741
3,440,000	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.24%		10/25/2023	3,435,975
1,875,124	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	6.00%		07/01/2024	1,874,927
825,000	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	9.50%		07/07/2025	825,516
2,556,694	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		08/05/2022	2,556,183
4,115,000	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.24%		11/30/2023	4,059,694
1,970,452	ION Trading Technologies S.a.R.L, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.65%		11/21/2024	1,919,072
1,845,000	IQVIA Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.60%		01/17/2025	1,842,233
1,859,968	IRB Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.74%		02/05/2025	1,817,124
1,910,611	IRI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	7.13%		12/01/2025	1,887,445
1,859,278	Jaguar Holding Company II, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	5.00%		08/18/2022	1,843,548
2,356,694	Jo-Ann Stores, LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	7.76%		10/20/2023	2,350,803
685,000	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.13%		03/09/2023	684,144
2,317,488	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		04/25/2025	2,321,114
1,635,880	Kenan Advantage Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%		08/01/2022	1,611,751
1,776,075	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.50%		06/23/2025	1,744,994
1,956,188	Klockner-Pentaplast of America, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%		06/30/2022	1,722,678
3,002,067	Kronos Acquisition Holdings Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%		05/15/2023	2,811,946
1,861,978	Kronos Incorporated, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.74%		11/01/2023	1,847,883
1,480,962	Learfield Communications LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		12/01/2023	1,477,726
1,860,470	Life Time Fitness, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.38%		06/10/2022	1,842,191
810,690	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%		03/24/2025	802,076
679,005	LTI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%		09/08/2025	654,955
2,588,850	Lucid Energy Group II Borrower, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%		02/18/2025	2,457,142
1,002,488	Marriott Ownership Resorts Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%		08/29/2025	998,728
344,208	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	2.00%	&	03/20/2025	336,463
2,599,728	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.74%		03/20/2025	2,541,234
1,374,560	McDermott International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.50%		05/10/2025	1,320,670
920,625	Meredith Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		01/31/2025	919,732
1,650,000	Messer Industries, L.L.C., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	5.10%		03/02/2026	1,619,071
1,250,000	MGM Growth Properties Operating Partnership LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%		03/21/2025	1,234,937
3,797,067	Milacron LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%		09/28/2023	3,721,125
3,850,000	Millennium Trust Company, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.74%		02/27/2026	3,804,301
4,046,364	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		11/29/2024	3,900,331
383,333	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.75%		12/01/2025	374,229
3,396,488	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%		11/30/2025	3,344,691
800,000	MLN US HoldCo LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	11.25%		11/30/2026	786,668
799,769	Monitronics International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	8.10%		09/30/2022	672,662
1,807,840	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.35%		06/07/2023	1,754,038
1,972,363	National Vision, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%		11/20/2024	1,965,588
1,371,563	NEP Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		10/20/2025	1,362,990
270,000	NEP Group, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%		10/19/2026	267,300
1,402,138	Numericable U.S. LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%		08/14/2026	1,347,805
3,222,450	Oryx Southern Delaware Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		02/28/2025	3,124,439
399,000	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.00%		10/24/2025	391,519
3,685,000	Panther BF Aggregator 2 LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.12%		03/18/2026	3,648,113
1,986,476	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		09/27/2024	1,918,727
1,007,475	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	4.75%		10/15/2025	998,660
1,260,060	PetSmart, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.49%		03/11/2022	1,133,431
1,291,950	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.24%		03/03/2025	1,285,497
1,838,806	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%		03/21/2025	1,839,956
4,323,809	Pisces Midco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.55%		04/12/2025	4,156,262
2,577,072	Plantronics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%		07/02/2025	2,535,195
2,677,669	Playa Resorts Holding B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%		04/29/2024	2,580,617
1,870,541	PODS, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.24%		12/06/2024	1,838,789
648,370	Polar US Borrower, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.35%		10/15/2025	649,180
2,443,485	PowerTeam Services, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.85%		03/06/2025	2,342,691
935,000	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.37%		03/11/2026	938,894
3,062,599	Prime Security Services Borrower, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	5.25%		05/02/2022	3,035,816
1,953,687	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.49%		03/07/2025	1,894,676
2,805,184	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	6.37%		04/26/2024	2,742,067
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
1,268,139	(3 Month LIBOR USD + 4.75%)	7.55%		07/09/2025	1,272,895
1,268,139	(3 Month LIBOR USD + 4.75%)	7.37%		07/09/2025	1,272,895
1,193,543	(2 Month LIBOR USD + 4.75%)	7.34%		07/09/2025	1,198,019
2,164,575	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.98%		11/14/2025	2,145,299
4,116,506	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		06/02/2025	3,956,991
1,879,873	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.25%		12/17/2021	1,422,961
3,332,002	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		02/06/2023	3,299,065
1,210,000	RPI Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.50%		03/27/2023	1,204,706
1,645,875	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%		10/31/2025	1,624,956
	Scientific Games International, Inc., Senior Secured First Lien Term Loan
1,511,808	(2 Month LIBOR USD + 2.75%)	5.33%		08/14/2024	1,474,958
354,622	(1 Month LIBOR USD + 2.75%)	5.25%		08/14/2024	345,978
2,432,163	SCS Holdings I Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%		10/31/2022	2,443,315
620,000	Securus Technologies Holdings LLC, Senior Secured First Lien Delayed-Draw Term Loan	7.10%	± &	11/01/2024	611,088
4,235,597	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.00%		11/01/2024	4,215,309
842,888	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		12/31/2025	826,995
3,053,399	Select Medical Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.98%		03/01/2021	3,045,765
4,299,225	Severin Acquisition, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.99%		08/01/2025	4,183,683
2,674,788	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.74%		06/13/2025	2,648,040
1,786,950	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%		01/23/2025	1,768,330
1,547,424	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		02/05/2024	1,533,884
2,889,738	Solenis International, L.P., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.63%		06/26/2025	2,851,203
570,000	Solenis International, L.P., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	11.13%		06/26/2026	548,625
1,286,499	Solera, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		03/03/2023	1,278,201
2,938,379	Sophia, L.P., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.85%		09/30/2022	2,924,304
3,010,836	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		06/27/2025	2,982,233
	Southern Graphics Inc., Senior Secured First Lien Term Loan
1,581,287	(2 Month LIBOR USD + 3.25%)	5.83%		12/30/2022	1,355,954
1,402,273	(1 Month LIBOR USD + 3.25%)	5.75%		12/30/2022	1,202,449
1,308,409	Speedcast International Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.35%		05/15/2025	1,271,884
1,855,523	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.75%		04/16/2025	1,842,284
1,531,192	StandardAero Aviation Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		07/07/2022	1,535,027
1,373,615	Staples, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.49%		09/12/2024	1,365,023
2,886,370	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.74%		10/01/2025	2,852,109
950,060	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	6.10%		07/10/2025	949,951
1,412,901	Syncreon Global Finance Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.99%		10/28/2020	926,863
3,305,830	Telesat Canada, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	5.10%		11/17/2023	3,269,466
3,204,234	Tempo Acquisition, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%		05/01/2024	3,178,616
1,528,604	Tenneco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	5.25%		10/01/2025	1,461,727
735,000	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.49%		02/09/2026	728,109
3,301,725	The Edelman Financial Center, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	6.04%		07/21/2025	3,280,066
255,000	The Edelman Financial Center, LLC, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	9.54%		07/20/2026	256,913
2,924,791	Titan Acquisition Limited, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.50%		03/28/2025	2,728,099
2,920,408	TKC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		02/01/2023	2,872,951
2,666,811	Transdigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%		06/09/2023	2,610,141
2,005,002	Transdigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	5.00%		05/30/2025	1,956,241
1,110,000	Travelport Finance S.A.R.L., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.59%		03/18/2026	1,080,863
2,890,475	Traverse Midstream Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%		09/27/2024	2,893,192
119,685	Tribune Media Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.50%		12/24/2020	119,816
2,577,994	U.S. Renal Care, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.85%		12/30/2022	2,577,194
1,725,791	U.S. Silica Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.50%		05/01/2025	1,635,998
2,686,466	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.49%		04/04/2025	2,691,839
1,662,394	UFC Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		08/18/2023	1,654,098
1,350,888	Ultra Resources, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor, 0.25% PIK)	6.49%		04/12/2024	1,178,231
835,800	United Rentals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%		10/31/2025	833,786
628,425	Universal Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	4.25%		10/31/2025	629,211
430,739	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.75%		12/08/2023	420,868
	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan
1,738,232	(1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.00%		10/28/2024	1,707,822
1,480,716	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	6.13%		10/28/2024	1,454,811
1,442,857	VeriFone Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.68%		08/20/2025	1,423,919
3,806,870	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%		08/27/2025	3,787,836
3,672,403	Vertafore, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%		07/02/2025	3,613,369
1,345,000	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.98%		02/05/2026	1,348,194
2,208,082	Web.Com Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%		10/10/2025	2,181,872
679,643	Web.Com Group, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	10.24%		10/09/2026	671,147
1,914,603	Wink Holdco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.50%		12/02/2024	1,859,558
2,885,382	WP CPP Holdings, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.51%		04/30/2025	2,868,791
810,170	Yak Access, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.50%		07/11/2025	692,695
2,821,122	York Risk Services Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%		10/01/2021	2,655,381

Total Bank Loans (Cost $477,967,894)					468,095,154

Collateralized Loan Obligations - 2.9%
875,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	6.29%	^	07/15/2026	861,829
1,000,000	AIMCO, Series 2018-AA-D (3 Month LIBOR USD + 2.55%)	5.32%	^	04/17/2031	947,384
3,000,000	ALM LLC, Series 2013-7RA-CR (3 Month LIBOR USD + 4.04%)	6.83%	^	10/15/2028	3,010,678
3,800,000	ALM LLC, Series 2013-8A-CR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.74%	^	10/15/2028	3,801,869
7,500,000	Anchorage Capital LLC, Series 2019-13A-B (3 Month LIBOR USD + 2.00%, 2.00% Floor)	0.00%	^	04/15/2032	7,498,143
1,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	5.39%	^	04/15/2031	945,776
539,271	Apidos Ltd., Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	3.74%	^	01/19/2025	539,396
2,950,000	Apidos Ltd., Series 2013-16A-BR (3 Month LIBOR USD + 1.95%)	4.71%	^	01/19/2025	2,941,610
1,500,000	Apidos Ltd., Series 2015-20A-CR (3 Month LIBOR USD + 2.95%)	5.73%	^	07/16/2031	1,439,937
5,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	6.23%	^	05/28/2030	5,002,053
4,500,000	Avery Point Ltd., Series 2015-7A-D (3 Month LIBOR USD + 4.15%)	6.94%	^	01/15/2028	4,502,355
5,000,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.71%	^	10/20/2030	4,877,972
3,400,000	Babson Ltd., Series 2015-IA-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	5.36%	^	01/20/2031	3,263,828
3,250,000	Babson Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	6.38%	^	07/18/2029	3,252,200
2,250,000	Barings Ltd., Series 2016-3A-C (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.74%	^	01/15/2028	2,224,375
2,000,000	Barings Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%)	5.39%	^	04/15/2031	1,892,701
5,100,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	5.66%	^	07/20/2029	4,964,698
2,000,000	Barings Ltd., Series 2018-4A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.32%	^	10/15/2030	1,939,220
3,000,000	Barings Ltd., Series 2019-1A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	0.00%	^	04/15/2031	3,000,000
2,250,000	Barings Ltd., Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	0.00%	^	04/15/2031	2,250,000
3,000,000	BlueMountain Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 4.15%)	6.91%	^	01/20/2029	3,001,694
4,000,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	5.36%	^	04/20/2031	3,783,418
2,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.78%	^	11/15/2030	1,958,669
2,000,000	Bristol Park Ltd., Series 2016-1A-D (3 Month LIBOR USD + 4.10%)	6.89%	^	04/15/2029	2,004,108
5,000,000	California Street LP, Series 2012-9A-DR (3 Month LIBOR USD + 3.96%)	6.74%	^	10/16/2028	5,002,517
4,500,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	5.79%	^	07/15/2030	4,178,781
2,750,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.50%	^	01/30/2031	2,591,380
1,500,000	Canyon Capital Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	6.44%	^	04/15/2029	1,474,043
3,000,000	Canyon Capital Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.80%)	5.59%	^	07/15/2031	2,843,020
1,500,000	Canyon Capital Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	6.39%	^	07/15/2030	1,493,567
4,000,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.69%	^	07/15/2031	3,786,638
2,500,000	Carlyle US Ltd., Series 2016-4A-CR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	5.56%	^	10/20/2027	2,442,963
3,250,000	Cook Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.60%)	5.37%	^	04/17/2030	3,074,580
2,150,000	CRMN Mortgage Trust, Series 2016-1A-C (3 Month LIBOR USD + 3.85%)	6.63%	^	01/18/2029	2,150,764
10,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	4.10%	^	07/20/2030	10,003,844
10,000,000	Dryden Senior Loan Fund, Series 2014-33A-DR2 (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.64%	^	04/15/2029	10,045,218
3,000,000	Dryden Senior Loan Fund, Series 2015-40A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.78%	^	08/15/2031	2,934,834
2,000,000	Dryden Senior Loan Fund, Series 2018-57A-D (3 Month LIBOR USD + 2.55%, 2.55% Floor)	5.23%	^	05/15/2031	1,886,106
2,250,000	Fillmore Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	5.69%	^	07/15/2030	2,185,829
2,000,000	Gilbert Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 2.95%)	5.74%	^	10/15/2030	1,951,748
4,000,000	Gilbert Park Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	9.19%	^	10/15/2030	3,969,470
2,000,000	GoldenTree Loan Management Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.35%)	6.11%	^	04/20/2029	2,005,150
5,000,000	GoldenTree Loan Management Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	5.61%	^	04/20/2030	4,857,657
3,500,000	GoldenTree Loan Opportunities Ltd., Series 2015-11A-DR2 (3 Month LIBOR USD + 2.40%)	5.18%	^	01/18/2031	3,485,603
2,000,000	Grippen Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.30%)	6.06%	^	01/20/2030	1,988,026
740,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	5.44%	^	08/01/2025	741,208
1,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	6.41%	^	10/22/2025	1,496,122
5,000,000	Hayfin Kingsland Ltd., Series 2018-9A-BR (3 Month LIBOR USD + 1.80%)	4.56%	^	04/28/2031	4,998,130
1,481,500	Highbridge Loan Management Ltd., Series 4A-2014-A2R (3 Month LIBOR USD + 1.50%)	4.26%	^	01/28/2030	1,455,928
2,500,000	Highbridge Loan Management Ltd., Series 8A-2016-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.66%	^	07/20/2030	2,380,196
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.44%	^	10/15/2030	1,435,157
4,000,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	5.51%	^	07/20/2031	3,822,889
2,000,000	LCM LP, Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	6.24%	^	07/15/2027	2,001,363
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	5.56%	^	10/20/2027	1,964,449
3,250,000	LCM Ltd., Series 28A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.40%	^	10/20/2030	3,148,775
4,000,000	LCM Ltd., Series 30A-D	0.00%	±^	04/20/2031	4,000,000
4,000,000	Madison Park Funding Ltd., Series 2014-14A-DRR (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.71%	^	10/22/2030	3,892,060
2,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	6.21%	^	01/27/2026	2,001,020
1,250,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	8.20%	^	01/27/2026	1,250,269
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	8.26%	^	04/20/2026	999,608
5,000,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	5.71%	^	10/21/2030	4,850,739
2,000,000	Madison Park Funding Ltd., Series 2016-24A-D (3 Month LIBOR USD + 3.85%)	6.61%	^	01/20/2028	2,001,937
3,750,000	Madison Park Funding Ltd., Series 2019-34A-D	0.00%	±^	04/25/2031	3,750,000
4,000,000	Magnetite Ltd., Series 2015-14RA-D (3 Month LIBOR USD + 2.85%)	5.63%	^	10/18/2031	3,848,784
1,500,000	Magnetite Ltd., Series 2016-18A-DR (3 Month LIBOR USD + 2.70%)	5.38%	^	11/15/2028	1,451,344
2,500,000	Marble Point Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.80%)	4.59%	^	10/15/2030	2,488,072
2,000,000	MDPK, Series 2018-32A-D (3 Month LIBOR USD + 4.10%, 4.10% Floor)	6.82%	^	01/22/2031	2,007,578
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.47%	^	10/20/2030	976,216
3,500,000	Neuberger Berman Loan Advisers Ltd., Series 2016-23A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.67%	^	10/17/2027	3,435,264
2,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-29A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.69%	^	10/19/2031	2,417,348
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2019-32A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	0.00%	^	01/19/2032	1,998,552
6,000,000	Oak Hill Credit Partners Ltd., Series 2014-10RA-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	5.93%	^	12/12/2030	5,794,659
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	6.79%	^	07/15/2029	5,605,919
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.77%	^	07/17/2030	1,944,080
6,900,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.70%)	6.46%	^	07/19/2030	6,904,460
2,250,000	Octagon Investment Partners Ltd., Series 2014-1A-CRR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.64%	^	02/14/2031	2,263,894
2,500,000	Octagon Investment Partners Ltd., Series 2014-1A-ERR (3 Month LIBOR USD + 5.45%, 5.45% Floor)	8.21%	^	01/22/2030	2,285,266
2,193,659	Octagon Investment Partners Ltd., Series 2016-1A-D (3 Month LIBOR USD + 4.25%)	7.03%	^	01/24/2028	2,194,799
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.95%)	5.74%	^	07/15/2030	9,663,417
4,000,000	Octagon Investment Partners Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	6.26%	^	03/17/2030	4,002,052
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.96%	^	03/17/2030	1,705,039
2,500,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	5.62%	^	07/25/2030	2,404,523
2,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.69%	^	10/20/2030	1,918,588
2,500,000	Riserva Ltd., Series 2016-3A-D (3 Month LIBOR USD + 3.90%)	6.68%	^	10/18/2028	2,503,850
10,000,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	5.39%	^	01/15/2030	9,522,949
3,000,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.84%	^	10/15/2031	2,936,363
2,500,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	5.44%	^	04/15/2028	2,444,599
2,387,318	Taconic Park Ltd., Series 2016-1A-C (3 Month LIBOR USD + 4.05%)	6.81%	^	01/20/2029	2,394,698
4,000,000	TCI-Cent Ltd., Series 2016-1A-C (3 Month LIBOR USD + 4.00%)	6.76%	^	12/21/2029	4,002,408
2,000,000	TCI-Cent Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.65%)	6.42%	^	07/25/2030	2,001,371
2,000,000	Thacher Park Ltd., Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	6.16%	^	10/20/2026	2,010,114
2,505,089	Venture Ltd., Series 2006-7A-A1A (3 Month LIBOR USD + 0.23%)	2.99%	^	01/20/2022	2,506,790
1,000,000	VERDE, Series 2019-1A-D (3 Month LIBOR USD + 3.80%, 3.80% Floor)	0.00%	^	04/15/2032	1,000,000
3,000,000	Voya Ltd., Series 2014-1A-CR2 (3 Month LIBOR USD + 2.80%)	5.58%	^	04/18/2031	2,877,087
4,000,000	Voya Ltd., Series 2018-2A-D (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.54%	^	07/15/2031	3,815,718
10,250,000	Wellfleet Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	4.07%	^	01/20/2032	10,180,419
2,000,000	Wind River Ltd., Series 2012-1A-DR (3 Month LIBOR USD + 4.10%)	6.89%	^	01/15/2026	2,001,982
2,810,000	Wind River Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 3.65%)	6.41%	^	07/20/2030	2,711,981
2,250,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.78%	^	07/18/2031	2,104,478
1,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.54%	^	01/15/2031	925,397
3,000,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	5.64%		07/15/2028	2,902,916
3,000,000	Wind River Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	6.53%	^	04/18/2029	2,970,015
3,000,000	Wind River Ltd., Series 2017-3A-D (3 Month LIBOR USD + 3.15%)	5.94%	^	10/15/2030	2,910,001
4,000,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	5.69%	^	07/15/2030	3,661,374
2,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	5.79%	^	07/15/2030	2,352,009
3,000,000	Wind River Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.78%	^	01/20/2031	2,807,464

Total Collateralized Loan Obligations (Cost $335,748,070)					329,299,338

Foreign Corporate Bonds - 12.9%
600,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	600,502
3,700,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	3,716,364
1,789,000	Adecoagro S.A.	6.00%		09/21/2027	1,690,605
14,235,000	AerCap Global Aviation Trust	3.50%		01/15/2025	13,745,157
200,000	Aeropuerto Internacional de Tocumen S.A.	5.63%		05/18/2036	212,000
6,200,000	AES Andres B.V.	7.95%	^	05/11/2026	6,610,750
5,850,000	AES Dominicana	7.95%		05/11/2026	6,237,563
500,000	AES Gener S.A.	5.00%		07/14/2025	509,830
9,300,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	9,520,875
5,700,000	AI Candelaria Spain SLU	7.50%		12/15/2028	5,956,500
1,700,000	Ajecorp B.V.	6.50%		05/14/2022	1,430,125
3,200,000	Alcoa Nederland Holding B.V.	6.13%	^	05/15/2028	3,304,000
500,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	496,357
2,275,000	Altice France S.A.	7.38%	^	05/01/2026	2,235,187
900,000	Altice Luxembourg S.A.	7.75%	^	05/15/2022	902,250
2,000,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	2,038,923
14,120,000	Anglo American Capital PLC	4.50%	^	03/15/2028	14,130,647
6,100,000	Anheuser-Busch InBev Worldwide, Inc.	4.90%	^	02/01/2046	6,139,452
8,205,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%		04/15/2048	7,920,860
3,110,000	Ardagh Packaging Finance, Inc.	6.00%	^	02/15/2025	3,117,775
13,375,000	AstraZeneca PLC	2.38%		06/12/2022	13,186,705
1,775,000	Avation Capital S.A.	6.50%	^	05/15/2021	1,781,656
2,095,000	Avolon Holdings Funding Ltd.	5.13%	^	10/01/2023	2,136,900
2,610,000	Avolon Holdings Funding Ltd.	5.25%	^	05/15/2024	2,694,825
9,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	9,052,346
16,386,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	16,304,070
200,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 6.98%)	8.75%	†	09/18/2019	202,302
2,000,000	Banco de Credito del Peru	2.25%		10/25/2019	1,995,600
1,890,000	Banco de Credito del Peru	5.38%		09/16/2020	1,953,806
6,200,000	Banco de Credito e Inversiones	4.00%		02/11/2023	6,311,672
1,000,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,030,000
4,100,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,223,000
1,000,000	Banco del Estado de Chile	2.67%	^	01/08/2021	988,523
20,300,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	†	04/15/2024	18,330,900
1,705,000	Banco General S.A.	4.13%		08/07/2027	1,681,556
800,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	824,008
10,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	10,370,100
1,000,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	1,048,750
500,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	500,250
10,203,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	8,685,304
2,247,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	1,912,759
13,423,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†	01/10/2028	13,490,115
2,500,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.45%)	5.75%		10/04/2031	2,384,375
6,100,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	6,084,811
2,293,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	2,307,331
300,000	Banco Santander	3.88%		09/20/2022	306,815
13,400,000	Banco Santander (3 Month LIBOR USD + 1.09%)	3.74%		02/23/2023	13,230,402
5,600,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	5,747,000
1,000,000	Bancolombia S.A.	6.13%		07/26/2020	1,035,010
4,742,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	4,724,265
2,500,000	Banistmo S.A.	3.65%	^	09/19/2022	2,468,750
10,205,000	Bank of Montreal (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	9,877,777
13,320,000	Bank of New Zealand	3.50%	^	02/20/2024	13,507,989
9,860,000	Bank of Nova Scotia	3.40%		02/11/2024	10,017,487
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,281,250
13,415,000	Barclays PLC (3 Month LIBOR USD + 1.38%)	4.06%		05/16/2024	13,028,140
2,205,000	BAT Capital Corporation (3 Month LIBOR USD + 0.88%)	3.56%		08/15/2022	2,198,417
1,800,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,892,268
22,896,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	21,138,732
1,200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	1,156,920
1,600,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,663,200
2,450,000	BDO Unibank, Inc.	2.63%		10/24/2021	2,418,690
16,900,000	BDO Unibank, Inc.	2.95%		03/06/2023	16,650,088
2,100,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	2,178,960
11,900,000	Bharti Airtel Ltd.	5.13%		03/11/2023	12,305,761
7,300,000	Bharti Airtel Ltd.	4.38%		06/10/2025	7,200,245
13,195,000	BNP Paribas S.A.	3.38%	^	01/09/2025	12,928,076
13,405,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13%)	3.73%	^	09/26/2023	13,466,676
1,010,000	Bombardier, Inc.	6.00%	^	10/15/2022	1,023,887
660,000	Bombardier, Inc.	7.88%	^	04/15/2027	681,450
12,300,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	12,418,070
1,300,000	Braskem Finance Ltd.	6.45%		02/03/2024	1,417,923
2,450,000	C&W Senior Financing DAC	7.50%		10/15/2026	2,529,625
4,800,000	C&W Senior Financing DAC	7.50%	^	10/15/2026	4,956,000
15,500,000	C&W Senior Financing DAC	6.88%		09/15/2027	15,616,250
1,025,000	Calfrac Holdings LP	8.50%	^	06/15/2026	799,500
2,330,000	Camelot Finance S.A.	7.88%	^	10/15/2024	2,469,800
11,400,000	Canacol Energy Ltd.	7.25%		05/03/2025	11,428,500
1,200,000	Canacol Energy Ltd.	7.25%	^	05/03/2025	1,203,000
2,587,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	2,667,844
4,921,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	4,361,285
5,000,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	4,999,160
13,665,000	CNOOC Finance Ltd.	3.75%		05/02/2023	13,928,311
5,900,000	CNOOC Finance Ltd.	3.50%		05/05/2025	5,974,352
900,000	CNPC General Capital Ltd.	3.95%		04/19/2022	919,901
2,000,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	2,055,902
200,000	Colbun S.A.	3.95%		10/11/2027	196,377
1,900,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	1,975,715
4,100,000	Comcel Trust	6.88%		02/06/2024	4,271,688
23,155,020	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	22,801,906
15,475,000	Commonwealth Bank of Australia (3 Month LIBOR USD + 0.82%)	3.44%	^	06/04/2024	15,487,557
6,000,000	Controladora Mabe S.A. de C.V.	5.60%		10/23/2028	6,105,000
6,610,000	Cosan Overseas Ltd.	8.25%	†	05/05/2019	6,758,725
2,255,000	Cott Holdings, Inc.	5.50%	^	04/01/2025	2,283,187
13,315,000	Credit Agricole S.A.	3.75%	^	04/24/2023	13,474,981
13,175,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	3.84%	^	06/12/2024	13,108,145
9,000,000	Credito Real S.A.B. de C.V.	9.50%	^	02/07/2026	9,508,950
6,000,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	5,842,500
4,970,000	CSN Islands Corporation	7.00%	†	06/23/2019	4,294,080
4,900,000	CSN Resources S.A.	7.63%		02/13/2023	4,936,750
12,650,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	12,375,394
785,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	801,154
1,760,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	1,800,828
11,000,000	Digicel Group Two Ltd. (7.13% Cash + 2.00% PIK)	9.13%	^	04/01/2024	3,025,000
3,000,000	ECL S.A.	5.63%		01/15/2021	3,125,471
2,500,000	Ecopetrol S.A.	5.88%		09/18/2023	2,736,875
200,000	El Puerto de Liverpool S.A.B. de C.V.	3.88%		10/06/2026	191,500
5,687,000	Embotelladora Andina S.A.	5.00%		10/01/2023	5,986,229
3,135,242	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	3,170,988
8,500,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	8,048,188
5,983,327	ENA Norte Trust	4.95%		04/25/2023	6,117,952
13,430,000	Enel Finance International N.V.	4.25%	^	09/14/2023	13,738,941
2,450,000	Energuate Trust	5.88%		05/03/2027	2,413,887
2,400,000	Engie Energia Chile S.A.	4.50%		01/29/2025	2,493,853
8,400,000	ENTEL Chile S.A.	4.75%		08/01/2026	8,474,474
11,200,000	ESAL GmBH	6.25%		02/05/2023	11,397,680
2,900,000	Export-Import Bank of India	4.00%		01/14/2023	2,953,378
2,100,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	2,273,250
2,000,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	2,004,000
2,000,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	2,004,000
14,200,000	Fortis, Inc.	2.10%		10/04/2021	13,899,175
10,248,000	Freeport-McMoRan Copper & Gold, Inc.	5.40%		11/14/2034	9,376,920
13,252,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	11,661,893
5,000,000	Fresnillo PLC	5.50%		11/13/2023	5,281,300
15,175,000	Geopark Ltd.	6.50%		09/21/2024	15,288,813
1,600,000	Gilex Holding Sarl	8.50%	^	05/02/2023	1,702,000
4,250,000	Gilex Holding Sarl	8.50%		05/02/2023	4,520,938
12,200,000	Global Bank Corporation	5.13%		10/30/2019	12,367,750
1,500,000	Global Bank Corporation	4.50%	^	10/20/2021	1,517,250
1,900,000	Global Bank Corporation	4.50%		10/20/2021	1,921,850
365,000	GNL Quintero S.A.	4.63%		07/31/2029	378,596
15,200,000	Gohl Capital Ltd.	4.25%		01/24/2027	15,135,500
9,822,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	9,416,843
300,000	Gran Tierra Energy International Holdings Ltd.	6.25%	^	02/15/2025	287,625
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	202,600
5,600,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	5,784,800
5,000,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	3,550,000
2,890,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	2,051,900
4,922,112	Guanay Finance Ltd.	6.00%		12/15/2020	5,002,097
1,200,000	Guatemala Energuate Trust	5.88%	^	05/03/2027	1,182,312
2,136,000	GW Honos Security Corporation	8.75%	^	05/15/2025	2,045,220
19,845,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.38%)	3.98%		09/12/2026	19,888,663
1,000,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	1,006,146
3,908,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	4,098,477
12,867,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	13,919,630
5,084,000	Industrial Senior Trust	5.50%		11/01/2022	5,166,615
9,000,000	Inkia Energy Ltd.	5.88%		11/09/2027	8,820,090
1,025,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	914,812
1,485,000	Intelsat Jackson Holdings S.A.	8.50%	^	10/15/2024	1,451,587
4,550,832	Interoceanica Finance Ltd.	0.00%		11/30/2025	4,016,109
4,500,000	Inversiones CMPC S.A.	4.50%		04/25/2022	4,613,658
1,200,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	1,269,000
12,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50%	†	03/19/2023	11,880,120
2,800,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	2,755,760
3,900,000	JBS Investments GmbH	7.25%		04/03/2024	4,012,125
3,400,000	JBS Investments GmbH	7.00%	^	01/15/2026	3,502,000
12,190,000	JSL Europe S.A.	7.75%		07/26/2024	12,070,538
1,045,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	901,312
3,049,000	Latam Finance Ltd.	6.88%		04/11/2024	3,136,659
8,000,000	Latam Finance Ltd.	7.00%	^	03/01/2026	8,148,000
4,000,000	Lima Metro Finance Ltd.	5.88%		07/05/2034	4,125,700
13,685,000	Lloyds Banking Group PLC (3 Month LIBOR USD + 1.21%)	3.57%		11/07/2028	13,164,960
9,400,000	LLPL Capital Pte Ltd.	6.88%	^	02/04/2039	10,190,162
7,150,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.02%)	3.19%	^	11/28/2023	7,107,422
6,305,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	^	03/27/2024	6,422,028
15,000,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	15,046,200
2,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	1,985,020
400,000	MARB BondCo PLC	7.00%		03/15/2024	397,004
13,810,000	MARB BondCo PLC	6.88%		01/19/2025	13,519,092
1,000,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	1,035,000
1,160,000	MEG Energy Corporation	7.00%	^	03/31/2024	1,087,500
2,200,000	Mexichem S.A.B. de C.V.	5.88%		09/17/2044	2,183,236
7,746,300	Mexico Generadora de Energia	5.50%		12/06/2032	7,823,840
3,000,000	Millicom International Cellular S.A.	6.00%		03/15/2025	3,086,250
1,900,000	Millicom International Cellular S.A.	6.63%		10/15/2026	1,997,375
1,300,000	Millicom International Cellular S.A.	6.63%	^	10/15/2026	1,366,625
6,100,000	Millicom International Cellular S.A.	5.13%		01/15/2028	5,886,500
5,650,000	Millicom International Cellular S.A.	6.25%	^	03/25/2029	5,761,926
4,150,000	Minejesa Capital B.V.	4.63%		08/10/2030	4,037,340
6,450,000	Minejesa Capital B.V.	5.63%		08/10/2037	6,424,587
9,140,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	9,104,811
5,075,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	4,688,031
14,205,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	3.36%		03/02/2023	14,206,013
4,500,000	New Red Finance, Inc.	5.00%	^	10/15/2025	4,456,350
1,500,000	Nexa Resources S.A.	5.38%		05/04/2027	1,545,750
13,055,000	Nutrien Ltd.	4.20%		04/01/2029	13,451,119
5,300,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	^†Ω	04/29/2019	39,750
1,500,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	†Ω	04/29/2019	11,250
1,700,000	Odebrecht Finance Ltd.	7.13%	Ω	06/26/2042	259,267
16,500,000	ONGC Videsh Ltd.	3.75%		07/27/2026	16,170,359
12,724,000	Ontario Teachers' Cadillac Fairview Properties Trust	4.13%	^	02/01/2029	13,366,904
4,800,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	4,722,000
6,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	6,026,197
13,050,000	Pampa Energia S.A.	7.50%		01/24/2027	11,584,485
6,833,304	Panama Metro Line SP	0.00%	^	12/05/2022	6,303,723
9,603,355	Panama Metro Line SP	0.00%		12/05/2022	8,859,095
14,700,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	14,597,100
7,850,000	Petrobras Global Finance B.V.	6.90%		03/19/2049	7,782,490
5,800,000	Petroleos Mexicanos	6.50%		06/02/2041	5,264,602
7,800,000	Petronas Capital Ltd.	3.50%		03/18/2025	7,952,630
500,000	PSA International Ltd.	3.88%		02/11/2021	510,890
2,013,000	PTTEP Treasury Center Company Ltd. (5 Year CMT Rate + 2.72%)	4.60%	†	07/17/2022	2,002,893
1,400,000	Raizen Fuels Finance S.A.	5.30%		01/20/2027	1,438,500
13,000,000	Reliance Holdings, Inc.	5.40%		02/14/2022	13,645,872
13,525,000	Reynolds American, Inc.	4.00%		06/12/2022	13,824,246
6,565,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.48%)	3.50%		05/15/2023	6,523,573
2,300,000	SACI Falabella	3.75%		04/30/2023	2,321,161
11,662,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	11,530,641
10,000,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	9,514,070
900,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	907,875
196,600	Star Energy Geothermal Wayang Windu Ltd.	6.75%	^	04/24/2033	197,561
8,100,903	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	8,140,516
530,000	Starfruit Finco B.V.	8.00%	^	10/01/2026	536,625
2,165,000	Stars Group Holdings B.V.	7.00%	^	07/15/2026	2,262,425
10,411,931	Stoneway Capital Corporation	10.00%		03/01/2027	10,125,603
6,500,000	SUAM Finance B.V.	4.88%		04/17/2024	6,784,375
19,655,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	3.51%		01/17/2023	19,668,672
2,805,000	Superior Plus LP	7.00%	^	07/15/2026	2,864,606
350,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	349,931
250,000	Syngenta Finance N.V.	4.38%		03/28/2042	199,851
500,000	Syngenta Finance N.V.	5.68%	^	04/24/2048	475,312
14,050,000	Syngenta Finance N.V.	5.68%		04/24/2048	13,356,254
2,335,000	Takeda Pharmaceutical Company Ltd.	4.40%	^	11/26/2023	2,456,267
1,200,000	Tecnoglass, Inc.	8.20%		01/31/2022	1,266,000
2,650,000	Telefonica Celular del Paragu	5.88%	^	04/15/2027	2,699,688
4,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	4,055,907
2,475,000	Telesat LLC	8.88%	^	11/15/2024	2,673,000
16,500,000	Temasek Financial Ltd.	2.38%		01/23/2023	16,338,070
3,650,000	Tervita Escrow Corporation	7.63%	^	12/01/2021	3,640,875
900,000	Transelec S.A.	4.63%		07/26/2023	928,809
400,000	Transelec S.A.	3.88%		01/12/2029	387,004
7,300,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	7,446,000
5,300,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	5,001,875
13,900,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	01/29/2025	12,127,889
1,418,000	Union Bank of the Philippines	3.37%		11/29/2022	1,408,346
9,083,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	8,715,030
8,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	8,017,584
9,500,000	UPL Corporation	3.25%		10/13/2021	9,390,626
3,130,000	Vedanta Resources PLC	7.13%		05/31/2023	3,072,878
15,000,000	Vedanta Resources PLC	6.13%		08/09/2024	13,746,343
17,295,000	Volkswagen Group of America Finance LLC	4.25%	^	11/13/2023	17,837,618
1,900,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	2,187,375
1,813,000	VTR Finance B.V.	6.88%	^	01/15/2024	1,865,124
6,353,000	VTR Finance B.V.	6.88%		01/15/2024	6,535,649
21,225,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.72%)	3.40%		05/15/2023	21,289,093
10,550,000	YPF S.A.	8.50%		07/28/2025	10,391,750
4,200,000	YPF S.A.	6.95%		07/21/2027	3,745,350

Total Foreign Corporate Bonds (Cost $1,480,018,906)					1,477,641,645

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 1.2%
11,200,000	Argentine Republic Government International Bond	6.88%		01/26/2027	9,095,800
4,500,000	Argentine Republic Government International Bond	5.88%		01/11/2028	3,465,562
3,000,000	Argentine Republic Government International Bond	6.63%		07/06/2028	2,369,280
9,000,000	Chile Government International Bond	3.13%		03/27/2025	9,148,140
7,900,000	Chile Government International Bond	3.13%		01/21/2026	8,020,041
1,400,000	Colombia Government International Bond	4.50%		03/15/2029	1,480,500
1,300,000	Colombia Government International Bond	5.20%		05/15/2049	1,400,490
8,140,000	Costa Rica Government International Bond	10.00%		08/01/2020	8,567,350
5,000,000	Indonesia Government International Bond	4.88%		05/05/2021	5,190,450
7,000,000	Israel Government International Bond	2.88%		03/16/2026	7,004,935
8,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	8,024,320
500,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	503,191
1,000,000	Mexico Government International Bond	4.00%		10/02/2023	1,029,275
11,621,000	Mexico Government International Bond	4.15%		03/28/2027	11,832,502
16,815,000	Mexico Government International Bond	3.75%		01/11/2028	16,637,602
8,000,000	Panama Government International Bond	4.00%		09/22/2024	8,376,000
3,000,000	Perusahaan Penerbit	4.15%		03/29/2027	3,036,000
10,000,000	Perusahaan Penerbit	4.15%	^	03/29/2027	10,120,000
17,100,000	Philippine Government International Bond	4.20%		01/21/2024	18,055,856
12,400,000	Provincia de Buenos Aires	7.88%		06/15/2027	9,083,000

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $147,747,691)					142,440,294

Municipal Bonds - 0.1%
3,290,000	Missouri Highway & Transportation Commission	5.06%		05/01/2024	3,638,806
4,430,000	State of California	7.55%		04/01/2039	6,736,125

Total Municipal Bonds (Cost $10,051,605)					10,374,931

Non-Agency Commercial Mortgage Backed Obligations - 7.4%
11,235,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.53%	^	12/15/2036	11,314,866
12,071,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.78%	^	06/15/2035	12,101,310
4,259,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.84%	^	03/15/2036	4,286,074
2,511,000	BANK Trust, Series 2019-BN17-C	4.52%	#	04/15/2052	2,597,599
5,007,430	BANK Trust, Series 2017-BNK8-XA	0.75%	# I/O	11/15/2050	262,746
190,548,100	BANK Trust, Series 2018-BN10-XA	0.75%	# I/O	02/15/2061	10,163,169
76,346,849	Barclays Commercial Mortgage Securities LLC, Series 2017-C1-XA	1.51%	# I/O	02/15/2050	6,873,950
1,508,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.68%	^	08/15/2036	1,500,023
1,719,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	4.18%	^	08/15/2036	1,716,457
3,464,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.98%	^	08/15/2036	3,438,616
3,451,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.98%	^	08/15/2036	3,430,589
1,610,000	BBCMS Mortgage Trust, Series 2018-TALL-B (1 Month LIBOR USD + 0.97%)	3.45%	^	03/15/2037	1,602,564
3,775,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.46%	#	01/12/2045	3,530,665
8,011,000	Benchmark Mortgage Trust, Series 2019-B10-C	3.75%		03/15/2062	7,809,876
107,052,000	BenchmarkMortgage Trust, Series 2019-B10-XA	1.23%	# I/O	03/15/2062	10,065,136
11,000,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	07/15/2035	10,999,739
3,283,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.80%	^	03/15/2037	3,280,253
8,207,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	4.43%	^	03/15/2037	8,221,570
4,128,000	BX Trust, Series 2017-IMC-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.73%	^	10/15/2032	4,116,066
6,657,000	BX Trust, Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.73%	^	10/15/2032	6,650,959
3,163,700	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.53%	^	07/15/2034	3,163,658
5,361,800	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.63%	^	07/15/2034	5,392,376
4,177,000	BX Trust, Series 2018-BILT-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	3.28%	^	05/15/2030	4,154,037
11,731,000	BX Trust, Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	5.13%	^	04/15/2035	11,666,936
1,564,000	Caesars Palace Las Vegas Trust, Series 2017-VICI-D	4.35%	# ^	10/15/2034	1,604,805
4,617,000	Caesars Palace Las Vegas Trust, Series 2017-VICI-E	4.35%	# ^	10/15/2034	4,676,861
73,359,782	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.05%	# I/O	01/10/2048	4,244,619
11,498,000	CGGS Commercial Mortgage Trust, Series 2018-WSS-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.78%	^	02/15/2037	11,497,932
7,196,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.48%	^	11/15/2036	7,237,080
3,838,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	6.22%	^	11/15/2036	3,864,664
7,965,283	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.79%	# ^ I/O	09/10/2045	369,752
1,898,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.43%	# ^	02/10/2048	1,762,525
4,084,167	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.38%	# I/O	02/10/2048	255,118
7,840,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.50%	#	11/10/2048	7,948,846
72,605,557	Citigroup Commercial Mortgage Trust, Series 2015-GC35-XA	0.87%	# I/O	11/10/2048	2,837,955
8,046,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36-D	2.85%	^	02/10/2049	6,566,955
45,608,652	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.70%	# I/O	04/15/2049	3,899,750
8,530,000	Citigroup Commercial Mortgage Trust, Series 2016-P4-A4	2.90%		07/10/2049	8,431,125
44,743,122	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.99%	# I/O	07/10/2049	4,683,576
82,970,764	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.53%	# I/O	10/10/2049	6,612,372
6,303,000	Citigroup Commercial Mortgage Trust, Series 2016-P6-A5	3.72%	#	12/10/2049	6,566,225
1,977,000	Citigroup Commercial Mortgage Trust, Series 2018-C5-C	4.72%	#	06/10/2051	2,045,847
3,224,000	CLNS Trust, Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.54%	^	06/11/2032	3,231,136
3,224,000	CLNS Trust, Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.99%	^	06/11/2032	3,243,186
3,224,000	CLNS Trust, Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.99%	^	06/11/2032	3,245,049
8,659,000	Cloverleaf Cold Storage Trust, Series 2019-CHL2-E (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.78%	^	03/15/2036	8,680,708
8,659,000	Cloverleaf Cold Storage Trust, Series 2019-CHL2-F (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.23%	^	03/15/2036	8,680,708
8,100	COBALT Commercial Mortgage Trust, Series 2007-C2-AJFX	5.57%	#	04/15/2047	8,129
22,253,638	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	1.87%	# I/O	10/15/2045	1,208,858
8,626,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.57%	# ^ Þ	10/15/2045	3,650,066
3,321,227	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.11%	# ^ I/O	12/10/2044	163,555
6,067,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR11-D	5.14%	# ^	08/10/2050	6,025,399
3,500,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.50%	#	11/10/2047	3,621,696
58,045,192	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	0.96%	# I/O	10/10/2048	2,807,547
4,310,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.30%	#	07/10/2048	4,395,669
5,579,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.65%	#	10/10/2048	5,839,826
5,997,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.65%	#	02/10/2049	6,299,439
3,786,000	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-C	4.64%	#	02/10/2049	3,833,992
58,343,434	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.03%	# I/O	02/10/2049	3,132,611
9,247,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.46%	# ^	08/10/2029	9,131,862
2,808,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-F	3.46%	# ^	08/10/2029	2,748,220
12,424,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	4.18%	^	09/15/2033	12,494,543
8,464,000	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.40%	^	12/15/2031	8,474,868
2,064,000	Core Mortgage Trust, Series 2019-CORE-F (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.85%	^	12/15/2031	2,067,630
5,597,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.58%	#	11/15/2048	5,765,734
58,044,440	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.79%	# I/O	01/15/2049	5,022,910
116,143,172	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.25%	# I/O	06/15/2050	7,627,889
11,488,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	4.89%	#	11/15/2051	11,958,084
3,800,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-C	4.77%	#	08/15/2051	4,037,404
798,000	CSMC Trust, Series 2017-CALI-D	3.78%	# ^	11/10/2032	799,586
4,944,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	4.38%	^	07/15/2032	4,951,446
4,944,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.78%	^	07/15/2032	4,966,569
4,503,000	DBGS Mortgage Trust, Series 2018-5BP-D (1 Month LIBOR USD + 1.35%)	3.83%	^	06/15/2033	4,449,011
186,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%)	4.93%	^	06/15/2033	183,387
7,354,573	DBGS Mortgage Trust, Series 2018-BIOD-B (1 Month LIBOR USD + 0.89%, 0.89% Floor)	3.37%	^	05/15/2035	7,295,792
2,985,136	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.05%	# ^ I/O	07/10/2044	52,786
4,475,000	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-C	3.35%	#	05/10/2049	4,276,876
60,936,163	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.48%	# I/O	05/10/2049	4,769,583
2,517,557	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.54%	^	07/25/2023	2,618,363
674,584	GE Commercial Mortgage Corporation Trust, Series 2007-C1-AM	5.44%	#	12/10/2049	610,449
1,766,000	GPMT Ltd., Series 2019-FL2-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.43%	^	02/22/2036	1,778,251
5,296,000	Great Wolf Trust, Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.73%	^	09/15/2034	5,305,343
8,210,000	Great Wolf Trust, Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.73%	^	09/15/2034	8,237,413
4,370,000	Great Wolf Trust, Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.70%	^	09/15/2034	4,392,566
12,284,000	GS Mortgage Securities Corporation, Series 2018-3PCK-A (1 Month LIBOR USD + 1.45%, 1.45% Floor)	3.93%	^	09/15/2031	12,317,941
2,834,260	GS Mortgage Securities Trust, Series 2011-GC5-XA	1.34%	# ^ I/O	08/10/2044	68,368
4,753,193	GS Mortgage Securities Trust, Series 2012-GC6-XA	1.94%	# ^ I/O	01/10/2045	202,125
3,741,000	GS Mortgage Securities Trust, Series 2014-GC26-C	4.52%	#	11/10/2047	3,738,651
9,506,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.52%	# ^	11/10/2047	8,123,276
97,335,372	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.80%	# I/O	11/10/2048	4,256,252
61,368,201	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.66%	# I/O	05/10/2049	5,067,277
118,493,709	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.13%	# I/O	08/10/2050	8,566,669
13,658,000	GS Mortgage Securities Trust, Series 2017-GS8-C	4.34%	#	11/10/2050	14,019,393
47,028,940	GS Mortgage Securities Trust, Series 2017-GS8-XA	0.98%	# I/O	11/10/2050	3,068,944
771,793	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29%	# I/O	05/15/2045	912
204,056	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP9-AM	5.37%		05/15/2047	204,074
1,340	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AMFX	5.40%		06/12/2047	1,343
12,050,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2009-IWST-XB	0.30%	# ^ I/O	12/05/2027	33,535
2,602,689	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2011-C4-XA	1.19%	# ^ I/O	07/15/2046	52,347
20,622,165	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.78%	# I/O	10/15/2045	996,585
4,987,200	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	2.07%	# I/O	06/15/2045	162,680
77,896,984	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.12%	# I/O	01/15/2049	3,403,514
2,577,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.74%	^	07/15/2034	2,577,389
2,418,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	4.44%	^	07/15/2034	2,423,203
2,141,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	5.44%	^	07/15/2034	2,150,067
3,013,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	6.24%	^	07/15/2034	2,992,748
11,261,863	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	4.08%	^	06/15/2032	11,303,106
3,705,163	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	4.58%	^	06/15/2032	3,724,201
973,456	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX-AM	5.32%	#	01/15/2049	974,689
2,704,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-B	3.46%		08/15/2049	2,680,363
2,080,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-C	3.79%	#	08/15/2049	2,056,766
9,281,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.01%	# ^	10/05/2031	9,180,347
47,599,994	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.87%	# I/O	02/15/2047	1,640,377
3,000,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.65%	#	08/15/2047	3,039,979
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.47%	#	09/15/2047	2,855,217
3,766,500	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.44%	#	11/15/2047	3,852,946
56,566,291	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.94%	# I/O	11/15/2047	1,994,058
44,990,155	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.06%	# I/O	01/15/2048	1,806,449
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.84%	# ^	02/15/2048	11,451,480
1,846,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	1,880,773
9,974,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.17%	#	05/15/2048	10,034,608
49,887,980	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.94%	# I/O	08/15/2048	2,107,543
4,138,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.67%	#	11/15/2048	4,261,521
6,470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.62%	#	12/15/2048	6,687,822
6,122,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.74%	#	03/15/2049	6,371,410
62,649,117	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.69%	# I/O	06/15/2049	4,709,904
1,638,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4-B	4.44%		03/10/2052	1,734,116
93,054,749	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8-XA	0.65%	# I/O	06/15/2051	4,003,653
571,622	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.49%	# ^ I/O	11/15/2038	171
461,005	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XW	0.49%	# ^ I/O	11/15/2038	138
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.55%	# ^	03/10/2049	5,081,618
242,425	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.43%	#	05/12/2039	243,744
2,024,112	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5-XA	1.46%	# ^ I/O	08/15/2045	77,682
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.49%	#	10/15/2047	3,043,846
4,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	3,982,840
37,522,699	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.33%	# I/O	02/15/2048	2,079,759
4,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.53%	#	10/15/2048	4,789,644
4,674,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.53%	#	12/15/2047	4,711,349
6,710,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24%	# ^	12/15/2047	5,938,102
48,927,118	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.44%	# I/O	09/15/2049	3,956,643
6,907,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32-A4	3.72%		12/15/2049	7,182,833
9,300,667	Morgan Stanley Capital Trust, Series 2011-C1-XA	0.34%	# ^ I/O	09/15/2047	44,100
4,000,000	Morgan Stanley Capital Trust, Series 2014-CPT-G	3.45%	# ^	07/13/2029	3,929,717
30,981,094	Morgan Stanley Capital Trust, Series 2016-UB11-XA	1.64%	# I/O	08/15/2049	2,562,143
3,022,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.68%	^	11/15/2034	3,023,874
4,533,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.63%	^	11/15/2034	4,535,774
3,434,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.83%	^	11/15/2034	3,438,282
7,831,050	MSCG Trust, Series 2016-SNR-C	5.21%	^	11/15/2034	7,849,747
11,179,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.53%	^	10/15/2037	11,183,527
8,000,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.44%	^	06/15/2035	7,925,173
2,108,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.69%	^	06/15/2035	2,076,120
1,154,153	PFP Ltd., Series 2017-3-C (1 Month LIBOR USD + 2.50%)	4.98%	^	01/14/2035	1,153,622
2,152,000	RAIT Trust, Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.78%	^	06/15/2037	2,140,383
53,844,770	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	2.00%	# I/O	10/10/2048	5,311,437
46,457	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4-AJ	5.48%	#	08/15/2039	46,564
125,854,501	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.13%	# I/O	08/15/2050	8,559,604
11,033,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.45%	#	12/15/2050	11,188,451
3,891,000	UBS Commercial Mortgage Trust, Series 2017-C7-C	4.59%	#	12/15/2050	3,954,082
7,293,000	UBS Commercial Mortgage Trust, Series 2018-C11-C	4.90%	#	06/15/2051	7,563,788
2,896,000	UBS Commercial Mortgage Trust, Series 2018-C12-C	4.97%	#	08/15/2051	3,026,197
5,698,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70%	#	02/15/2051	5,830,094
163,140,466	UBS Commercial Mortgage Trust, Series 2018-C9-XA	0.90%	# I/O	03/15/2051	10,894,602
12,852,000	UBS Commercial Mortgage Trust, Series 2019-C16-B	4.32%		04/15/2052	13,178,017
10,305,063	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.83%	# ^ I/O	08/10/2049	542,057
479,948	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.05%	# I/O	11/15/2048	14
6,750,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94%	^	08/15/2050	5,210,343
2,200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.13%	#	05/15/2048	2,165,704
5,403,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.61%	#	11/15/2048	5,526,728
21,831,189	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.06%	# I/O	11/15/2048	1,197,766
4,610,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.54%	#	09/15/2058	4,721,255
54,347,071	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.15%	# I/O	05/15/2048	2,455,205
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3-C	4.64%	#	09/15/2057	4,038,654
5,672,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.60%	#	12/15/2048	5,904,275
5,613,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-A4	3.81%		12/15/2048	5,867,916
77,533,316	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.00%	# I/O	12/15/2048	3,606,028
4,650,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.72%	#	01/15/2059	4,746,537
4,483,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-C	3.90%		03/15/2059	4,413,694
117,386,565	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.14%	# I/O	09/15/2050	8,343,837
2,638,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C45-C	4.73%		06/15/2051	2,706,931
11,490,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C46-C	5.15%		08/15/2051	11,943,637
12,408,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	4.94%	#	09/15/2061	12,914,753
2,558,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-B	4.55%		03/15/2052	2,691,365
14,582,455	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	1.88%	# ^ I/O	11/15/2045	807,111
82,663,251	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.07%	# I/O	08/15/2047	3,361,336
53,130,893	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	0.85%	# I/O	09/15/2057	1,808,671
80,639,318	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.64%	# I/O	11/15/2049	6,580,459

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $871,383,026)					850,365,944

Non-Agency Residential Collateralized Mortgage Obligations - 8.8%
9,955,577	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	5.11%	#	03/25/2037	8,633,831
58,514	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	5.12%	# ^	11/25/2037	60,743
16,241,598	Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	14,930,912
9,483,530	Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	7,866,796
10,527,925	Alternative Loan Trust, Series 2007-OA8-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.67%		06/25/2047	8,242,992
8,635,912	Angel Oak Mortgage Trust LLC, Series 2018-3-A1	3.65%	# ^	09/25/2048	8,701,938
9,403,489	Angel Oak Mortgage Trust LLC, Series 2018-3-A2	3.75%	# ^	09/25/2048	9,475,246
8,947,712	Angel Oak Mortgage Trust LLC, Series 2018-3-A3	3.85%	# ^	09/25/2048	9,009,040
753,252	Banc of America Funding Corporation, Series 2005-G-A3	3.91%	#	10/20/2035	744,264
368,243	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	357,113
289,457	Banc of America Funding Corporation, Series 2006-6-1A2	6.25%		08/25/2036	286,417
3,355,517	Bayview Opportunity Master Fund Trust, Series 2018-SBR3-A1	4.09%	^§	05/28/2033	3,361,077
259,489	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	195,677
2,696,612	Chase Mortgage Finance Trust, Series 2007-A2-6A4	4.38%	#	07/25/2037	2,602,628
1,222,399	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	372,217
20,000,000	CIM Trust, Series 2016-2RR-B2	6.86%	# ^ Þ	02/25/2056	20,602,444
20,000,000	CIM Trust, Series 2016-3RR-B2	6.44%	# ^ Þ	02/27/2056	20,538,638
30,644,250	CIM Trust, Series 2017-6-A1	3.02%	# ^	06/25/2057	30,098,004
70,003	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	71,541
1,503,341	Citicorp Residential Mortgage Securities, Inc., Series 2006-2-A5	5.41%	ß	09/25/2036	1,548,388
257,683	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2C	5.85%	ß	05/25/2036	146,826
2,525,759	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-2A1B	4.60%	# ^	11/25/2038	2,560,192
1,386,481	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-5A4	6.00%	# ^	11/25/2036	1,366,783
7,228,851	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-6A4	6.00%	# ^	12/25/2036	7,070,710
47,586,747	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92%	^	10/25/2058	45,943,762
125,028	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	119,969
71,799	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	64,638
135,725	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	130,450
7,797,521	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	7,476,613
14,101,853	Civic Mortgage LLC, Series 2018-1-A1	3.89%	^§	06/25/2022	14,073,305
1,391,500	Countrywide Alternative Loan Trust, Series 2004-22CB-1A1	6.00%		10/25/2034	1,463,409
158,652	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	149,005
215,528	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	155,888
935,226	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	880,630
159,493	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	3.19%		10/25/2035	131,040
341,031	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	274,525
9,170,241	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	7,540,520
1,406,584	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	1,041,649
1,460,105	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.94%		08/25/2037	825,064
422,810	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	33.87%	I/F	08/25/2037	861,752
94,284	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	18.47%	I/F	08/25/2037	146,331
445,299	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	408,467
2,091,734	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.99%		09/25/2037	1,305,623
2,054,773	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.01%	I/F I/O	09/25/2037	403,806
729,563	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	181,320
26,610	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	5.43%	#	02/25/2033	24,437
322,132	Countrywide Home Loans, Series 2005-28-A7	5.25%		01/25/2019	276,159
685,520	Countrywide Home Loans, Series 2007-10-A5	6.00%		07/25/2037	558,872
299,632	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	273,174
792,880	Countrywide Home Loans, Series 2007-3-A17	6.00%		04/25/2037	650,321
99,620	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	94,288
1,178,901	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	1,083,466
3,819,639	CSMC Trust, Series 2006-4-6A1	6.00%		05/25/2036	2,775,249
39,685	CSMC Trust, Series 2006-4-7A1	5.50%		05/25/2021	35,783
74,008	CSMC Trust, Series 2007-1-3A1	6.00%		02/25/2022	32,729
29,484	CSMC Trust, Series 2007-2-2A1	5.00%		03/25/2037	28,517
2,513,269	CSMC Trust, Series 2010-4R-3A17	6.00%	# ^	06/26/2037	2,521,930
7,590,409	CSMC Trust, Series 2013-IVR1-A1	2.50%	# ^	03/25/2043	7,213,629
15,591,834	CSMC Trust, Series 2015-PR2-A1	7.25%	^§	07/26/2055	16,551,920
9,338,375	CSMC Trust, Series 2016-PR1-A1	5.50%	^§	07/25/2056	9,477,537
21,251,119	CSMC Trust, Series 2018-RPL7-A1	4.00%	^	08/26/2058	21,324,470
47,522,874	CSMC Trust, Series 2018-RPL8-A1	4.13%	# ^	07/25/2058	47,789,544
20,000,000	CSMC Trust, Series 2019-3R-1A1 (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.89%	^	06/02/2047	20,139,040
813,130	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.65%	^I/F	04/15/2036	787,228
143,674	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	9.86%	^I/F	04/15/2036	140,692
1,288,503	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	8.65%	^I/F	04/15/2036	1,181,367
8,976,197	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	8,093,595
358,877	First Horizon Alternative Mortgage Securities, Series 2006-FA2-1A5	6.00%		05/25/2036	271,692
3,204,982	First Horizon Alternative Mortgage Securities, Series 2006-FA8-1A1	6.25%		02/25/2037	2,500,954
74,539	First Horizon Alternative Mortgage Securities, Series 2006-RE1-A1	5.50%		05/25/2035	67,754
5,550,733	GCAT LLC, Series 2017-2-A1	3.50%	^§	04/25/2047	5,540,260
3,574,189	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	3,545,467
82,968	GSAA Home Equity Trust, Series 2005-7-AF5	4.61%	ß	05/25/2035	83,671
1,272,491	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	1,071,093
1,130,459	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	798,618
3,611,868	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	3,595,520
468,454	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	548,646
36,183,851	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.76%		02/25/2037	30,240,429
358,144	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19%		05/25/2036	335,757
8,635,308	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.31%	ß	08/25/2036	8,020,435
307,802	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.12%	ß	08/25/2036	293,514
308,125	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	5.71%	ß	12/25/2036	294,165
5,445,445	JP Morgan Mortgage Trust, Series 2006-S1-2A9	6.50%		04/25/2036	5,892,280
263,740	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	209,726
31,083,008	JP Morgan Mortgage Trust, Series 2018-7FRB-A2 (1 Month LIBOR USD + 0.75%)	3.24%	^	04/25/2046	31,108,913
37,859,511	Legacy Mortgage Asset Trust, Series 2018-GS2-A1	4.00%	^§	04/25/2058	37,972,976
60,099,424	Legacy Mortgage Asset Trust, Series 2018-SL1-A	4.00%	# ^	02/25/2058	59,987,681
1,350,520	Lehman Mortgage Trust, Series 2005-1-2A4	5.50%		11/25/2035	1,267,222
586,408	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	447,432
41,189	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	19.25%	I/F	01/25/2037	58,435
692,840	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	456,277
161,465	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	143,524
6,303,891	Lehman Trust, Series 2005-9N-1A1 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.76%		02/25/2036	6,015,318
106,412	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	101,896
7,102,297	MASTR Alternative Loans Trust, Series 2006-1-A5	6.00%		02/25/2036	5,539,514
44,502	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	27,684
1,935,004	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	1,851,095
19,655,126	MFA LLC, Series 2018-NPL1-A1	3.88%	^§	05/25/2048	19,524,166
20,239	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		11/25/2018	20,795
923,378	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	952,398
2,840,588	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.02%	#	06/25/2036	2,431,891
1,195,024	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75%	# ^	05/26/2037	1,165,069
207,591	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	#	01/25/2036	106,843
588,556	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	ß	10/25/2036	229,479
1,037,571	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	ß	02/25/2037	476,201
11,177,243	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1-A1	3.00%	^§	06/25/2057	11,189,760
24,174,098	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2-A1	3.00%	^§	07/25/2057	23,928,395
55,538	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	3.46%		11/25/2034	55,816
29,954,816	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.68%		07/25/2037	27,192,311
9,562,699	PR Mortgage Loan Trust, Series 2014-1-APT	5.91%	# ^	10/25/2049	8,954,574
21,287,728	Preston Ridge Partners Mortgage Trust, Series 2017-2A-A1	3.47%	^§	09/25/2022	21,310,483
9,200,017	RBSGC Mortgage Loan Trust, Series 2005-A-3A	6.00%		04/25/2035	6,992,756
313,377	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	296,926
375,110	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	338,949
4,093,197	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	3,849,281
3,905,365	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	3,635,476
763,793	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	696,512
91,592	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		06/25/2021	90,397
1,287,134	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	1,178,410
4,442,222	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	4,095,840
230,839	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.91%		01/25/2035	232,754
186,974	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	153,827
279,334	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	206,920
56,203	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	47,307
1,708,379	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	875,631
142,485	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	18.46%	I/F	01/25/2046	252,317
96,880	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	90,551
489,201	Residential Funding Mortgage Securities Trust, Series 2006-S11-A3	6.00%		11/25/2036	492,015
971,432	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	908,860
637,847	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	574,501
38,504,367	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.74%	# ^	02/25/2054	34,227,860
7,014,492	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	0.00%	# ^	12/26/2059	6,855,830
9,699,434	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	0.00%	# ^	10/25/2044	9,430,445
22,852,853	Shellpoint Co-Originator Trust, Series 2016-1-1A10	3.50%	# ^	11/25/2046	22,850,431
664,978	Structured Asset Securities Corporation, Series 2003-35-1A1	5.17%	#	12/25/2033	699,073
926,584	Structured Asset Securities Corporation, Series 2005-16-1A3	5.50%		09/25/2035	921,974
1,294,140	Structured Asset Securities Corporation, Series 2005-RF1-A (1 Month LIBOR USD + 0.35%, 0.35% Floor)	2.84%	^	03/25/2035	1,206,212
1,294,140	Structured Asset Securities Corporation, Series 2005-RF1-AIO	2.44%	# ^ I/O	03/25/2035	167,060
32,633,985	Velocity Commercial Capital Loan Trust, Series 2018-1-A	3.59%	^	04/25/2048	33,017,111
4,563,644	Velocity Commercial Capital Loan Trust, Series 2018-1-M1	3.91%	^	04/25/2048	4,634,414
1,639,802	Velocity Commercial Capital Loan Trust, Series 2018-1-M2	4.26%	^	04/25/2048	1,667,823
1,138,001	Velocity Commercial Capital Loan Trust, Series 2018-1-M3	4.41%	^	04/25/2048	1,157,895
18,323,873	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	# ^	10/26/2048	18,633,964
5,437,359	Velocity Commercial Capital Loan Trust, Series 2019-1-M1	3.94%	# ^	03/25/2049	5,476,435
1,313,945	Velocity Commercial Capital Loan Trust, Series 2019-1-M2	4.01%	# ^	03/25/2049	1,323,155
1,494,525	Velocity Commercial Capital Loan Trust, Series 2019-1-M3	4.12%	# ^	03/25/2049	1,505,444
30,000,000	Vericrest Opportunity Loan Trust, Series 2019-NPL3-A1	3.97%	^§	03/25/2049	30,107,724
34,613,111	VOLT LLC, Series 2017-NPL9-A1	3.13%	^§	09/25/2047	34,569,796
10,403,010	VOLT LLC, Series 2018-NPL1-A1	3.75%	^§	04/25/2048	10,402,552
22,384,779	VOLT LLC, Series 2018-NPL8-A1A	4.21%	^§	10/26/2048	22,586,451
126,167	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	119,100
826,584	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	777,652
2,148,102	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	2,070,613
4,214,863	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A6	4.48%	ß	10/25/2036	2,433,523
2,834,618	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR19-2A (11th District Cost of Funds Index + 1.25%, 1.25% Floor)	2.38%		01/25/2047	2,782,958
8,742,946	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A3	6.00%		04/25/2037	7,793,724
1,722,776	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A6	6.00%		04/25/2037	1,683,696
115,373	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	24.57%	I/F	06/25/2037	204,220
9,410,754	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A3	7.00%		06/25/2037	6,540,753
939,841	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	925,502
754,831	Wells Fargo Mortgage Backed Securities Trust, Series 2005-17-1A1	5.50%		01/25/2036	743,469
37,239	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	4.54%	#	08/25/2035	37,499
51,826	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16-6A4	4.53%	#	10/25/2035	52,544
240,517	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-3A1	5.75%		03/25/2036	236,623
767,365	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	751,332
654,801	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-1A5	6.00%		07/25/2037	649,034
653,938	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-2A11	6.00%		07/25/2037	634,167
1,066,656	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A96	6.00%		08/25/2037	1,065,068
1,348,206	Wells Fargo Mortgage Backed Securities Trust, Series 2007-14-1A1	6.00%		10/25/2037	1,331,834
318,298	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A16	5.50%		04/25/2037	313,726
71,507	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	72,177

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $996,630,567)					1,006,972,352

US Corporate Bonds - 11.5%
14,766,000	AbbVie, Inc.	4.70%		05/14/2045	14,262,400
1,720,000	Acrisure LLC	8.13%	^	02/15/2024	1,785,420
2,805,000	AECOM	5.13%		03/15/2027	2,724,356
12,868,000	Air Lease Corporation	3.75%		02/01/2022	12,988,300
1,295,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	1,094,275
655,000	AK Steel Corporation	7.63%		10/01/2021	659,912
770,000	AK Steel Corporation	6.38%		10/15/2025	642,950
1,817,000	Albertson's Holdings LLC	5.75%		03/15/2025	1,732,964
855,000	Albertson's Holdings LLC	7.50%	^	03/15/2026	883,856
9,790,000	Alexandria Real Estate Equities, Inc.	4.00%		01/15/2024	10,135,973
3,380,000	Alliant Holdings Intermediate LLC	8.25%	^	08/01/2023	3,481,400
2,290,000	Allison Transmission, Inc.	5.00%	^	10/01/2024	2,292,862
9,017,000	Ally Financial, Inc.	4.13%		03/30/2020	9,098,965
4,330,000	Ally Financial, Inc.	4.25%		04/15/2021	4,400,362
13,280,000	Altria Group, Inc.	4.80%		02/14/2029	13,716,069
1,541,000	AMC Merger, Inc.	8.00%	^	05/15/2025	701,155
1,790,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	1,736,300
13,860,000	American Express Credit Corporation	2.50%		08/01/2022	13,709,081
2,833,000	American Tower Corporation	3.38%		10/15/2026	2,765,991
14,172,000	American Tower Corporation	3.60%		01/15/2028	13,993,822
2,640,000	Antero Midstream Partners LP	5.75%	^	03/01/2027	2,686,200
2,930,000	Aramark Services, Inc.	5.00%	^	04/01/2025	3,007,645
1,380,000	Aramark Services, Inc.	5.00%	^	02/01/2028	1,377,764
1,635,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	1,226,250
7,320,000	Arrow Electronics, Inc.	3.88%		01/12/2028	7,060,241
2,655,000	Ascend Learning LLC	6.88%	^	08/01/2025	2,648,362
1,025,000	Ascend Learning LLC	6.88%	^	08/01/2025	1,022,437
5,160,000	Ashland, Inc.	4.75%		08/15/2022	5,327,700
2,980,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	2,771,400
20,665,000	AT&T, Inc.	5.25%		03/01/2037	21,812,611
15,884,000	Athene Global Funding	3.00%	^	07/01/2022	15,859,252
3,085,000	Avantor, Inc.	9.00%	^	10/01/2025	3,351,081
13,500,000	AXA Equitable Holdings, Inc.	3.90%		04/20/2023	13,842,950
2,255,000	B&G Foods, Inc.	5.25%		04/01/2025	2,170,437
865,000	Banff Merger Sub, Inc.	9.75%	^	09/01/2026	841,212
13,205,000	Bank of America Corporation (3 Month LIBOR USD + 1.21%)	3.97%		02/07/2030	13,484,044
1,090,000	Bausch Health Companies, Inc.	7.00%	^	03/15/2024	1,155,945
580,000	Bausch Health Companies, Inc.	5.75%	^	08/15/2027	595,950
3,485,000	Beacon Escrow Corporation	4.88%	^	11/01/2025	3,323,819
20,635,000	Becton Dickinson and Company	2.89%		06/06/2022	20,535,805
12,404,000	Boston Properties LP	4.13%		05/15/2021	12,709,873
750,000	Boston Properties LP	3.20%		01/15/2025	744,990
3,465,000	Boyne USA, Inc.	7.25%	^	05/01/2025	3,724,875
15,160,000	Brighthouse Financial, Inc.	3.70%		06/22/2027	13,688,206
13,630,000	Brooklyn Union Gas Company	4.49%	^	03/04/2049	14,729,700
3,360,000	Builders FirstSource, Inc.	5.63%	^	09/01/2024	3,322,200
765,000	Calpine Corporation	5.75%		01/15/2025	763,087
3,265,000	Capital One Financial Corporation (3 Month LIBOR USD + 0.72%)	3.47%		01/30/2023	3,224,732
3,256,000	CCO Holdings LLC	5.75%	^	02/15/2026	3,418,800
2,030,000	CCO Holdings LLC	5.00%	^	02/01/2028	2,012,237
860,000	CDK Global, Inc.	5.88%		06/15/2026	903,000
14,005,000	Celgene Corporation	4.35%		11/15/2047	13,693,638
1,885,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	1,569,262
3,470,000	Centene Corporation	4.75%		01/15/2025	3,548,075
835,000	Centene Corporation	5.38%	^	06/01/2026	872,575
1,180,000	CFX Escrow Corporation	6.00%	^	02/15/2024	1,233,100
1,645,000	CFX Escrow Corporation	6.38%	^	02/15/2026	1,752,945
13,285,000	Charles Schwab Corporation	3.55%		02/01/2024	13,826,501
13,446,000	Charter Communications Operating LLC	4.91%		07/23/2025	14,191,108
3,920,000	Cheniere Energy Partners LP	5.25%		10/01/2025	4,022,900
390,000	Cheniere Energy Partners LP	5.63%	^	10/01/2026	400,725
13,295,000	Cigna Corporation (3 Month LIBOR USD + 0.89%)	3.68%	^	07/15/2023	13,237,964
2,170,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	2,008,509
20,750,000	Citigroup, Inc. (3 Month LIBOR USD + 1.10%)	3.78%		05/17/2024	20,849,087
620,000	Clear Channel Worldwide Holdings, Inc.	9.25%	^	02/15/2024	658,750
3,210,000	CNX Midstream Partners LP	6.50%	^	03/15/2026	3,121,725
13,445,000	Comcast Corporation	3.95%		10/15/2025	14,079,654
1,520,000	CommScope Finance LLC	5.50%	^	03/01/2024	1,558,441
625,000	CommScope Finance LLC	6.00%	^	03/01/2026	648,044
1,380,000	Constellation Merger Sub, Inc.	8.50%	^	09/15/2025	1,255,800
6,840,000	Continental Resources, Inc.	4.38%		01/15/2028	7,046,424
15,555,000	Corning, Inc.	4.38%		11/15/2057	14,520,106
2,060,000	CRC Issuer LLC	5.25%	^	10/15/2025	1,993,050
2,255,000	Credit Acceptance Corporation	6.63%	^	03/15/2026	2,294,462
1,940,000	Crown Americas LLC	4.50%		01/15/2023	1,964,250
2,620,000	Crown Americas LLC	4.75%		02/01/2026	2,639,126
14,045,000	Crown Castle International Corporation	3.65%		09/01/2027	13,836,391
815,000	Crown Castle International Corporation	3.80%		02/15/2028	811,628
3,785,000	CSC Holdings LLC	5.38%	^	07/15/2023	3,865,431
1,988,000	CSC Holdings LLC	5.25%		06/01/2024	2,022,790
2,700,000	CSI Compressco LP	7.50%	^	04/01/2025	2,592,000
15,465,000	CSX Corporation	3.80%		11/01/2046	14,651,885
2,200,000	Dana Financing Ltd.	5.75%	^	04/15/2025	2,211,000
13,200,000	Delta Air Lines, Inc.	3.80%		04/19/2023	13,356,636
3,500,000	Digital Realty Trust	3.70%		08/15/2027	3,471,851
17,835,000	Discover Financial Services	4.10%		02/09/2027	17,860,473
1,035,000	DISH DBS Corporation	5.88%		11/15/2024	873,281
14,005,000	Dollar Tree, Inc.	4.00%		05/15/2025	14,178,821
11,200,000	DowDuPont, Inc.	5.42%		11/15/2048	12,735,088
3,615,000	Duke Energy Corporation	3.75%		09/01/2046	3,393,550
7,615,000	Duke Energy Corporation	3.95%		08/15/2047	7,366,008
8,955,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	9,356,798
1,180,000	EES Finance Corporation	8.13%		05/01/2025	1,209,500
1,710,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	1,739,925
1,961,000	Embarq Corporation	8.00%		06/01/2036	1,919,329
7,425,000	Enable Midstream Partners LP	4.40%		03/15/2027	7,260,370
1,230,000	Energizer Holdings, Inc.	7.75%	^	01/15/2027	1,314,562
12,005,000	Energy Transfer Partners LP	4.75%		01/15/2026	12,556,333
1,250,000	Energy Transfer Partners LP	4.20%		04/15/2027	1,257,784
3,560,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	3,711,300
170,000	Enterprise Merger Sub, Inc.	8.75%	^	10/15/2026	151,937
1,125,000	EP Energy LLC	7.75%	^	05/15/2026	922,500
13,820,000	EQM Midstream Partners LP	4.75%		07/15/2023	14,109,091
15,345,000	EQT Corporation	3.90%		10/01/2027	14,372,263
3,981,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	3,966,071
14,245,000	Expedia Group, Inc.	3.80%		02/15/2028	13,766,344
755,000	Extraction Oil & Gas, Inc.	5.63%	^	02/01/2026	583,237
14,348,000	FedEx Corporation	4.75%		11/15/2045	14,310,955
9,960,000	Fidelity National Information Services, Inc.	3.63%		10/15/2020	10,069,344
1,520,000	Financial & Risk US Holdings, Inc.	6.25%	^	05/15/2026	1,544,700
1,560,000	Financial & Risk US Holdings, Inc.	8.25%	^	11/15/2026	1,534,650
830,000	First Data Corporation	5.75%	^	01/15/2024	856,560
1,815,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	1,742,400
6,765,000	Ford Motor Company	7.45%		07/16/2031	7,224,103
2,220,000	Foresight Energy LLC	11.50%	^	04/01/2023	1,809,300
2,140,000	Frontdoor, Inc.	6.75%	^	08/15/2026	2,193,500
605,000	Frontier Communications Corporation	8.50%		04/15/2020	594,412
1,210,000	Frontier Communications Corporation	8.50%	^	04/01/2026	1,126,812
900,000	Frontier Communications Corporation	8.00%	^	04/01/2027	931,500
1,448,000	FTS International, Inc.	6.25%		05/01/2022	1,408,180
13,450,000	General Electric Company	5.88%		01/14/2038	14,346,966
6,205,000	General Motors Financial Company	3.95%		04/13/2024	6,147,850
4,265,000	General Motors Financial Company (3 Month LIBOR USD + 0.80%)	3.54%		08/07/2020	4,260,404
11,555,000	General Motors Financial Company (3 Month LIBOR USD + 0.99%)	3.79%		01/05/2023	11,219,072
3,440,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	3,758,200
3,290,000	Golden Nugget, Inc.	6.75%	^	10/15/2024	3,314,675
8,250,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 0.78%)	3.52%		10/31/2022	8,218,774
9,855,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.17%)	3.85%		05/15/2026	9,676,675
860,000	Gray Television, Inc.	5.13%	^	10/15/2024	864,300
1,510,000	Gray Television, Inc.	7.00%	^	05/15/2027	1,608,150
2,520,000	GTT Communications, Inc.	7.88%	^	12/31/2024	2,217,600
1,820,000	Gulfport Energy Corporation	6.38%		05/15/2025	1,653,925
14,342,000	Hasbro, Inc.	3.50%		09/15/2027	13,829,595
1,940,000	HCA Healthcare, Inc.	6.25%		02/15/2021	2,043,499
850,000	HCA, Inc.	5.25%		04/15/2025	912,313
4,850,000	HCA, Inc.	5.38%		09/01/2026	5,116,750
270,000	HCA, Inc.	5.88%		02/01/2029	291,249
4,865,000	Hess Infrastructure Partners LP	5.63%	^	02/15/2026	4,974,462
945,000	Hexion Finance Corporation	6.63%		04/15/2020	791,437
400,000	Hexion, Inc.	10.38%	^	02/01/2022	337,000
2,472,000	Hilcorp Energy LP	6.25%	^	11/01/2028	2,490,540
4,890,000	Hilton Domestic Operating Company, Inc.	4.25%		09/01/2024	4,893,032
1,680,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	1,727,628
2,695,000	Icahn Enterprises Finance Corporation	6.38%		12/15/2025	2,765,744
1,760,000	Indigo Natural Resources LLC	6.88%	^	02/15/2026	1,566,400
3,685,000	Informatica LLC	7.13%	^	07/15/2023	3,772,519
2,314,000	IRB Holding Corporation	6.75%	^	02/15/2026	2,180,945
2,685,000	Iridium Communications, Inc.	10.25%	^	04/15/2023	2,966,925
3,165,000	JBS USA Finance, Inc.	6.75%	^	02/15/2028	3,287,644
2,795,000	JELD-WEN, Inc.	4.63%	^	12/15/2025	2,662,237
6,515,000	John Deere Capital Corporation	3.45%		01/10/2024	6,699,936
2,465,000	KAR Auction Services, Inc.	5.13%	^	06/01/2025	2,449,594
11,824,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	14,412,579
1,475,000	Kratos Defense & Security Solutions, Inc.	6.50%	^	11/30/2025	1,557,969
12,860,000	Kroger Company	3.40%		04/15/2022	13,034,020
1,382,000	Level 3 Communications, Inc.	5.75%		12/01/2022	1,399,690
3,035,000	Level 3 Financing, Inc.	5.38%		01/15/2024	3,099,038
17,379,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	21,533,843
2,230,000	Lions Gate Capital Holdings LLC	6.38%	^	02/01/2024	2,341,500
2,990,000	Live Nation Entertainment, Inc.	5.63%	^	03/15/2026	3,094,650
13,037,000	Lockheed Martin Corporation	4.70%		05/15/2046	14,641,507
3,415,000	LTF Merger Sub, Inc.	8.50%	^	06/15/2023	3,521,719
12,519,000	Marathon Petroleum Corporation	5.13%	^	12/15/2026	13,468,012
1,925,000	Marriott Ownership Resorts, Inc.	6.50%	^	09/15/2026	2,024,041
12,985,000	Marvell Technology Group Ltd.	4.20%		06/22/2023	13,252,879
850,000	Masonite International Corporation	5.63%	^	03/15/2023	872,313
2,250,000	Masonite International Corporation	5.75%	^	09/15/2026	2,306,250
2,670,000	Match Group, Inc.	5.00%	^	12/15/2027	2,703,375
895,000	Matterhorn Merger Sub LLC	8.50%	^	06/01/2026	780,888
5,220,000	McDonald's Corporation	4.45%		03/01/2047	5,375,320
50,000	Metropolitan Edison Company	4.00%	^	04/15/2025	51,303
1,710,000	MGM Growth Properties LP	5.75%	^	02/01/2027	1,771,987
2,155,000	MGM Growth Properties LP	4.50%		01/15/2028	2,036,475
1,150,000	MGM Resorts International	5.75%		06/15/2025	1,197,437
14,609,000	Morgan Stanley (3 Month LIBOR USD + 1.34%)	3.59%		07/22/2028	14,523,755
14,215,000	Mosaic Company	4.05%		11/15/2027	14,215,522
1,152,000	Moss Creek Resources Holdings, Inc.	7.50%	^	01/15/2026	1,068,480
1,735,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	1,735,000
1,130,000	MPT Operating Partnership LP	5.25%		08/01/2026	1,168,137
3,720,000	MPT Operating Partnership LP	5.00%		10/15/2027	3,794,400
1,285,000	Nabors Industries, Inc.	5.75%		02/01/2025	1,158,081
2,795,000	Navient Corporation	6.50%		06/15/2022	2,919,902
1,845,000	NCL Corporation Ltd.	4.75%	^	12/15/2021	1,870,369
860,000	Netflix, Inc.	5.88%		02/15/2025	931,509
6,140,000	NextEra Energy Capital Holdings, Inc.	3.55%		05/01/2027	6,186,776
3,477,000	NFP Corporation	6.88%	^	07/15/2025	3,337,920
880,000	NVA Holdings, Inc.	6.88%	^	04/01/2026	874,500
1,010,000	Oasis Petroleum, Inc.	6.88%		03/15/2022	1,022,625
148,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	148,084
8,405,000	Owens Corning	4.40%		01/30/2048	6,940,774
7,010,000	Packaging Corporation of America	3.40%		12/15/2027	6,833,731
1,440,000	Panther BF Aggregator LP	6.25%	^	05/15/2026	1,472,400
745,000	Panther BF Aggregator LP	8.50%	^	05/15/2027	748,725
1,790,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	1,670,965
2,305,000	Parsley Energy LLC	5.63%	^	10/15/2027	2,310,763
3,435,000	Peabody Securities Finance Corporation	6.00%	^	03/31/2022	3,473,644
2,085,000	Penn National Gaming, Inc.	5.63%	^	01/15/2027	2,032,875
6,620,000	Penske Truck Leasing Company	4.20%	^	04/01/2027	6,596,093
560,000	PetSmart, Inc.	5.88%	^	06/01/2025	471,800
3,285,000	Pilgrim's Pride Corporation	5.75%	^	03/15/2025	3,334,275
1,670,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50%	^	12/01/2022	1,653,718
3,290,000	Post Holdings, Inc.	5.50%	^	03/01/2025	3,339,350
3,140,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	3,304,850
9,975,000	PSEG Power LLC	3.85%		06/01/2023	10,229,739
1,080,000	QEP Resources, Inc.	5.25%		05/01/2023	1,023,300
1,175,000	QEP Resources, Inc.	5.63%		03/01/2026	1,069,250
380,000	Radiate Finance, Inc.	6.88%	^	02/15/2023	378,100
1,695,000	Radiate Finance, Inc.	6.63%	^	02/15/2025	1,644,150
690,000	RegionalCare Hospital Partners Holdings, Inc.	8.25%	^	05/01/2023	734,419
2,150,000	Resideo Funding, Inc.	6.13%	^	11/01/2026	2,225,250
1,073,000	Riverbed Technology, Inc.	8.88%	^	03/01/2023	820,845
7,435,000	Royal Caribbean Cruises Ltd.	3.70%		03/15/2028	7,179,204
13,345,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	14,158,899
1,580,000	Schweitzer-Mauduit International, Inc.	6.88%	^	10/01/2026	1,599,750
1,820,000	Scientific Games International, Inc.	5.00%	^	10/15/2025	1,788,150
1,760,000	Scientific Games International, Inc.	8.25%	^	03/15/2026	1,799,600
3,265,000	Select Medical Corporation	6.38%		06/01/2021	3,281,325
2,195,000	Sirius XM Radio, Inc.	5.38%	^	07/15/2026	2,241,644
1,950,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	1,924,406
14,291,000	Smithfield Foods, Inc.	4.25%	^	02/01/2027	13,598,934
1,600,000	Solera Finance, Inc.	10.50%	^	03/01/2024	1,742,272
1,590,000	Springleaf Finance Corporation	6.88%		03/15/2025	1,645,650
530,000	Springleaf Finance Corporation	7.13%		03/15/2026	540,597
3,965,000	Sprint Capital Corporation	6.88%		11/15/2028	3,821,269
3,815,000	Sprint Corporation	7.13%		06/15/2024	3,881,763
13,170,000	Sprint Spectrum Company LLC	4.74%	^	03/20/2025	13,351,088
1,920,000	SS&C Technologies, Inc.	5.50%	^	09/30/2027	1,942,800
1,310,000	Star Merger Sub, Inc.	6.88%	^	08/15/2026	1,341,931
1,745,000	Stevens Holding Company, Inc.	6.13%	^	10/01/2026	1,806,075
3,033,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	3,078,495
1,910,000	Sunoco LP	5.50%		02/15/2026	1,895,675
1,010,000	Sunoco LP	6.00%	^	04/15/2027	1,015,050
15,110,000	Synchrony Financial	3.95%		12/01/2027	14,301,142
925,000	Tapstone Energy Finance Corporation	9.75%	^	06/01/2022	675,250
2,035,000	Targa Resources Partners Finance Corporation	5.88%	^	04/15/2026	2,161,170
800,000	Targa Resources Partners Finance Corporation	6.50%	^	07/15/2027	865,000
3,300,000	Tempo Acquisition Finance Corporation	6.75%	^	06/01/2025	3,341,250
3,115,000	Tempur Sealy International, Inc.	5.50%		06/15/2026	3,128,613
1,760,000	Tenet Healthcare Corporation	7.00%		08/01/2025	1,788,600
1,930,000	Tenet Healthcare Corporation	6.25%	^	02/01/2027	2,004,788
1,940,000	TerraForm Power Operating LLC	4.25%	^	01/31/2023	1,926,401
14,055,000	The Interpublic Group of Companies, Inc.	5.40%		10/01/2048	14,312,743
1,975,000	The ServiceMaster Company LLC	5.13%	^	11/15/2024	1,987,344
1,600,000	The William Carter Company	5.63%	^	03/15/2027	1,660,000
3,580,000	T-Mobile USA, Inc.	4.50%		02/01/2026	3,591,467
1,935,000	TransDigm, Inc.	6.25%	^	03/15/2026	2,012,400
1,365,000	TransDigm, Inc.	6.38%		06/15/2026	1,356,264
926,100	Transocean Guardian Ltd.	5.88%	^	01/15/2024	944,622
2,120,000	Transocean Poseidon Ltd.	6.88%	^	02/01/2027	2,210,100
1,712,000	Transocean Proteus Ltd.	6.25%	^	12/01/2024	1,765,500
1,155,000	Transocean, Inc.	7.25%	^	11/01/2025	1,144,894
1,700,000	Trident Merger Sub, Inc.	6.63%	^	11/01/2025	1,598,000
2,347,000	Triumph Group, Inc.	7.75%		08/15/2025	2,247,253
1,970,000	Uber Technologies, Inc.	8.00%	^	11/01/2026	2,102,975
2,535,000	United Rentals North America, Inc.	6.50%		12/15/2026	2,674,425
510,000	Univision Communications, Inc.	5.13%	^	05/15/2023	487,050
2,190,000	USA Compression Partners LP	6.88%		04/01/2026	2,250,225
1,265,000	USA Compression Partners LP	6.88%	^	09/01/2027	1,291,881
1,825,000	Valeant Pharmaceuticals International, Inc.	9.25%	^	04/01/2026	2,001,660
2,245,000	Valeant Pharmaceuticals International, Inc.	8.50%	^	01/31/2027	2,385,313
14,757,000	Verizon Communications, Inc.	4.40%		11/01/2034	15,393,937
6,735,000	Verizon Communications, Inc.	4.27%		01/15/2036	6,832,029
2,365,000	Verscend Escrow Corporation	9.75%	^	08/15/2026	2,367,956
3,415,000	Viking Cruises Ltd.	5.88%	^	09/15/2027	3,329,625
1,235,000	Vine Oil & Gas Finance Corporation	8.75%	^	04/15/2023	988,000
3,020,000	Vistra Operations Company LLC	5.63%	^	02/15/2027	3,148,350
1,685,000	Vistra Operations Company LLC	5.50%	^	09/01/2026	1,756,613
3,415,000	Vizient, Inc.	10.38%	^	03/01/2024	3,715,691
1,990,000	Wand Merger Corporation	8.13%	^	07/15/2023	2,054,675
1,805,000	Waste Pro, Inc.	5.50%	^	02/15/2026	1,746,338
1,005,000	Weatherford International Ltd.	9.88%		02/15/2024	728,625
2,415,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	2,508,581
1,925,000	WellCare Health Plans, Inc.	5.38%	^	08/15/2026	2,018,732
13,175,000	Welltower, Inc.	3.95%		09/01/2023	13,678,507
3,380,000	Whiting Petroleum Corporation	6.63%		01/15/2026	3,329,300
13,740,000	Willis North America, Inc.	4.50%		09/15/2028	14,311,098
13,740,000	WRKCo, Inc.	3.75%		03/15/2025	13,884,248
13,436,000	Zimmer Holdings, Inc.	2.70%		04/01/2020	13,405,641

Total US Corporate Bonds (Cost $1,320,581,437)					1,327,741,796

US Government and Agency Mortgage Backed Obligations - 14.6%
101,101,790	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.31%	# I/O	03/25/2023	4,208,908
655,664	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	707,061
358,365	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	386,227
14,842,941	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	14,862,129
11,111,953	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	11,110,834
10,280,337	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	10,258,604
44,855,151	Federal Home Loan Mortgage Corporation, Pool G08701	3.00%		04/01/2046	44,746,431
70,286,709	Federal Home Loan Mortgage Corporation, Pool G61645	4.00%		10/01/2048	72,559,410
2,043,888	Federal Home Loan Mortgage Corporation, Pool N70081	5.50%		07/01/2038	2,271,697
8,776,410	Federal Home Loan Mortgage Corporation, Pool Q33789	3.50%		06/01/2045	8,962,946
46,040,649	Federal Home Loan Mortgage Corporation, Pool Q51461	3.50%		10/01/2047	46,808,264
3,366,144	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	3,384,638
546,351	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	566,472
18,064,211	Federal Home Loan Mortgage Corporation, Pool V83144	4.00%		04/01/2047	18,660,722
64,935	Federal Home Loan Mortgage Corporation, Series 2692-SC (-2 x 1 Month LIBOR USD + 13.29%, 13.29% Cap)	8.32%	I/F	07/15/2033	76,670
1,933,992	Federal Home Loan Mortgage Corporation, Series 2722-PS (-1 x 1 Month LIBOR USD + 9.89%, 9.89% Cap)	7.13%	I/F	12/15/2033	2,115,137
93,221	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	99,955
198,700	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.02%	I/F I/O	07/15/2035	28,312
86,854	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	4.25%	I/F I/O	10/15/2035	13,774
312,352	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	344,330
27,640	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	28,599
365,276	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	395,254
111,937	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	3.60%	I/F I/O	02/15/2037	14,850
379,318	Federal Home Loan Mortgage Corporation, Series 3382-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.52%	I/F I/O	11/15/2037	32,814
380,734	Federal Home Loan Mortgage Corporation, Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	3.91%	I/F I/O	11/15/2037	40,871
523,398	Federal Home Loan Mortgage Corporation, Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	3.70%	I/F I/O	02/15/2038	58,554
46,426	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.17%	I/F I/O	03/15/2038	4,597
46,426	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.17%	I/F I/O	03/15/2038	3,936
138,971	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.60%		06/15/2038	140,467
19,185,862	Federal Home Loan Mortgage Corporation, Series 355-300	3.00%		08/15/2047	19,176,830
141,917	Federal Home Loan Mortgage Corporation, Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.47%	I/F I/O	08/15/2039	10,932
180,156	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.52%	I/F I/O	10/15/2049	25,526
62,035,110	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	62,362,954
451,496	Federal Home Loan Mortgage Corporation, Series 3606-CS (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.87%	I/F I/O	12/15/2039	79,804
262,767	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.87%	I/F I/O	03/15/2032	28,484
1,045,525	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	1,123,996
366,628	Federal Home Loan Mortgage Corporation, Series 3666-SC (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	3.29%	I/F I/O	05/15/2040	55,212
267,349	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	289,167
2,509,326	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%	>	12/15/2040	2,663,933
1,400,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	1,450,555
473,984	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	4.53%	I/F	01/15/2041	502,039
4,906,417	Federal Home Loan Mortgage Corporation, Series 3792-SE (-2 x 1 Month LIBOR USD + 9.86%, 9.86% Cap)	4.89%	I/F	01/15/2041	5,463,623
2,771,173	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%	>	01/15/2041	2,854,389
52,467	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	4.63%	I/F	12/15/2040	59,011
1,063,803	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	1,164,496
1,146,798	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	1,171,237
2,199,140	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	2,373,704
1,157,734	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	1,253,192
3,707,618	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	3,862,441
251,282	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	5.75%	I/F	02/15/2041	301,896
1,811,996	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	1,949,966
11,569,560	Federal Home Loan Mortgage Corporation, Series 3889-VZ	4.00%		07/15/2041	12,053,295
3,173,241	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%	>	08/15/2041	3,630,466
22,876,247	Federal Home Loan Mortgage Corporation, Series 3967-ZP	4.00%	>	09/15/2041	24,145,733
4,481,471	Federal Home Loan Mortgage Corporation, Series 3972-AZ	3.50%		12/15/2041	4,500,426
26,187,529	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00%	>	06/15/2042	27,470,383
9,404,106	Federal Home Loan Mortgage Corporation, Series 4096-DZ	3.50%	>	08/15/2042	9,514,732
29,357,573	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%	>	02/15/2043	27,851,013
5,707,451	Federal Home Loan Mortgage Corporation, Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	3.42%	I/F I/O	01/15/2054	922,297
19,036,341	Federal Home Loan Mortgage Corporation, Series 4341-AZ	3.00%	>	05/15/2044	18,141,954
12,570,977	Federal Home Loan Mortgage Corporation, Series 4377-A	3.00%		06/15/2039	12,618,274
9,820,154	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	9,868,905
13,962,184	Federal Home Loan Mortgage Corporation, Series 4413-AZ	3.50%	>	11/15/2044	14,253,838
47,373	Federal Home Loan Mortgage Corporation, Series 4419-TB	3.00%		02/15/2040	47,313
11,601,316	Federal Home Loan Mortgage Corporation, Series 4423-Z	3.50%	>	12/15/2044	11,965,746
13,489,777	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	13,543,046
21,876,967	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	21,794,140
31,777,403	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	31,951,969
19,278,038	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	19,298,554
10,583,750	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	10,667,982
52,161,827	Federal Home Loan Mortgage Corporation, Series 4542-AC	2.70%		01/15/2045	51,444,017
92,120,432	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	91,375,426
68,745,482	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	69,240,868
4,781,000	Federal Home Loan Mortgage Corporation, Series K050-A2	3.33%	#	08/25/2025	4,953,213
6,528,000	Federal Home Loan Mortgage Corporation, Series K053-A2	3.00%		12/25/2025	6,631,870
418,518	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	460,571
128,169	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	137,970
109,688	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	118,060
889,855	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	957,851
449,649	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	483,988
652,734	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	702,598
122,480	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	132,178
756,948	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	814,884
742,982	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	772,772
42,383	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	43,601
24,181	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	25,272
1,129,918	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	1,175,226
27,030,931	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	27,011,628
11,575,965	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	11,815,214
556,648	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	581,626
385,466	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	402,900
18,676	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	19,379
12,871,174	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	12,934,277
9,335,809	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	9,259,638
15,369,087	Federal National Mortgage Association, Pool AL9238	3.00%		10/01/2041	15,386,656
44,684,883	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	44,424,257
8,823,430	Federal National Mortgage Association, Pool AS7724	2.50%		08/01/2046	8,580,938
21,796,959	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	21,740,889
20,928,647	Federal National Mortgage Association, Pool BD8013	2.50%		09/01/2046	20,353,481
14,759,030	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	14,831,229
26,182,088	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	26,029,378
36,578,061	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	36,439,406
301,858	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	329,886
2,123,308	Federal National Mortgage Association, Series 2005-20-QH	5.00%		03/25/2035	2,323,440
379,143	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.09%	I/F I/O	10/25/2036	64,379
161,121	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.26%	I/F I/O	07/25/2036	25,843
115,485	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.76%	I/F I/O	05/25/2037	14,493
1,504,667	Federal National Mortgage Association, Series 2007-30-FS (-5 x 1 Month LIBOR USD + 29.83%, 29.83% Cap)	18.32%	I/F	04/25/2037	2,094,371
585,064	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	3.95%	I/F I/O	04/25/2037	102,064
105,761	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	111,641
53,954	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	07/25/2038	6,394
597,326	Federal National Mortgage Association, Series 2009-111-EZ	5.00%		01/25/2040	639,919
18,109	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.76%	I/F I/O	01/25/2040	2,182
69,866	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	74,057
69,112	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.46%	I/F I/O	07/25/2039	7,080
222,833	Federal National Mortgage Association, Series 2009-62-PS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.61%	I/F I/O	08/25/2039	21,776
1,090,578	Federal National Mortgage Association, Series 2009-77-ZA	4.50%		10/25/2039	1,150,364
276,244	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	284,847
118,765	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	124,952
421,373	Federal National Mortgage Association, Series 2010-112-ZA	4.00%		10/25/2040	428,223
264,673	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.01%	I/F I/O	10/25/2040	20,357
29,336	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	7.53%	I/F	12/25/2040	36,835
50,352	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.51%	I/F I/O	04/25/2040	3,796
81,390	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	2.44%	I/F I/O	04/25/2040	6,307
190,721	Federal National Mortgage Association, Series 2010-35-SP (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.86%	I/F I/O	04/25/2050	23,797
39,074	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.96%	I/F I/O	04/25/2040	3,144
2,011,721	Federal National Mortgage Association, Series 2010-37-MY	4.50%		04/25/2040	2,121,934
94,851	Federal National Mortgage Association, Series 2010-59-PS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.96%	I/F I/O	03/25/2039	3,779
239,439	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.51%	I/F I/O	01/25/2040	22,380
854,408	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	908,419
216,708	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	235,219
435,357	Federal National Mortgage Association, Series 2010-7-PE	5.00%		02/25/2040	457,435
112,111	Federal National Mortgage Association, Series 2010-90-GS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	08/25/2040	13,442
57,791	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	12.55%	I/F	09/25/2040	81,648
6,181,012	Federal National Mortgage Association, Series 2011-141-PZ	4.00%		01/25/2042	6,373,918
14,238,418	Federal National Mortgage Association, Series 2011-18-UZ	4.00%		03/25/2041	14,773,171
1,290,062	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	1,301,764
1,000,000	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	1,017,551
1,091,990	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,155,353
25,609,874	Federal National Mortgage Association, Series 2013-45-LZ	3.00%	>	05/25/2043	24,565,895
32,884,702	Federal National Mortgage Association, Series 2013-6-ZB	3.00%	>	02/25/2043	31,538,205
9,054,493	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	9,120,110
26,349,020	Federal National Mortgage Association, Series 2014-70-VZ	3.00%	>	11/25/2044	25,161,301
8,819,992	Federal National Mortgage Association, Series 2014-73-CZ	3.00%	>	11/25/2044	8,436,624
21,496,891	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	21,739,075
6,348,000	Federal National Mortgage Association, Series 2016-M3-A2	2.70%		02/25/2026	6,316,312
3,448,537	Federal National Mortgage Association, Series 2017-86-MA	3.00%		04/25/2046	3,453,561
93,768,065	Federal National Mortgage Association, Series 2018-21-PO	0.00%	P/O	04/25/2048	74,570,816
63,521,688	Federal National Mortgage Association, Series 2018-27-JA	3.00%		12/25/2047	63,057,973
167,976,029	Federal National Mortgage Association, Series 2018-35-PO	0.00%	P/O	05/25/2048	132,134,396
61,651,505	Federal National Mortgage Association, Series 2018-36-A	3.00%		06/25/2048	61,568,510
38,294,088	Federal National Mortgage Association, Series 2018-39-AB	3.00%		06/25/2048	38,115,060
300,510	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.96%	I/F I/O	11/25/2039	34,293
174,603	Government National Mortgage Association, Pool 752494	5.50%		09/20/2039	184,683
229,438	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.61%	I/F I/O	08/20/2033	35,959
124,317	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.56%	I/F I/O	09/20/2038	15,144
1,791,050	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	1,921,028
2,008,592	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	2,153,895
2,091,843	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	2,204,631
2,499,715	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	2,680,489
6,499,398	Government National Mortgage Association, Series 2010-113-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.56%	I/F I/O	09/20/2040	871,821
133,380	Government National Mortgage Association, Series 2010-25-ZB	4.50%	>	02/16/2040	143,526
4,239,048	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	4,464,930
10,989,878	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	11,615,275
12,084,423	Government National Mortgage Association, Series 2013-117-MS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.66%	I/F I/O	02/20/2043	1,432,579
5,980,229	Government National Mortgage Association, Series 2013-122-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.62%	I/F I/O	08/16/2043	898,302
26,569,009	Government National Mortgage Association, Series 2013-169-SE (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.57%	I/F I/O	11/16/2043	3,829,070
9,215,738	Government National Mortgage Association, Series 2014-102-TS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.11%	I/F I/O	07/20/2044	1,250,590
7,271,872	Government National Mortgage Association, Series 2014-118-PS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.71%	I/F I/O	08/20/2044	1,188,450
6,362,888	Government National Mortgage Association, Series 2014-118-SA (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.71%	I/F I/O	08/20/2044	1,039,894
9,034,894	Seasoned Credit Risk Transfer Trust, Series 2018-2-HV	3.00%	#	11/25/2057	8,926,951

Total US Government and Agency Mortgage Backed Obligations (Cost $1,668,523,259)					1,685,672,685

US Government and Agency Obligations - 16.3%
51,438,492	United States Treasury Inflation Indexed Bonds	0.88%		01/15/2029	53,142,929
100,389,240	United States Treasury Inflation Indexed Bonds	1.00%		02/15/2046	102,566,988
93,100,000	United States Treasury Notes	1.38%		02/15/2020	92,269,010
23,490,000	United States Treasury Notes	1.63%		11/30/2020	23,224,820
17,900,000	United States Treasury Notes	1.88%		01/31/2022	17,727,293
81,500,000	United States Treasury Notes	1.88%		03/31/2022	80,726,386
113,300,000	United States Treasury Notes	1.88%		04/30/2022	112,133,806
113,300,000	United States Treasury Notes	1.75%		05/31/2022	111,684,590
86,200,000	United States Treasury Notes	2.63%		02/28/2023	87,496,367
102,800,000	United States Treasury Notes	2.50%		03/31/2023	103,896,265
100,700,000	United States Treasury Notes	2.75%		04/30/2023	102,741,535
83,000,000	United States Treasury Notes	1.63%		05/31/2023	81,017,402
105,900,000	United States Treasury Notes	1.88%		08/31/2024	103,854,392
106,100,000	United States Treasury Notes	2.13%		09/30/2024	105,343,623
126,790,000	United States Treasury Notes	2.25%		10/31/2024	126,673,611
97,500,000	United States Treasury Notes	3.00%		09/30/2025	101,598,047
107,390,000	United States Treasury Notes	2.25%		08/15/2027	106,477,605
83,700,000	United States Treasury Notes	2.25%		11/15/2027	82,903,869
40,000,000	United States Treasury Notes	2.88%		05/15/2028	41,596,094
11,990,000	United States Treasury Notes	2.75%		11/15/2042	11,959,791
67,500,000	United States Treasury Notes	3.13%		02/15/2043	71,685,791
66,400,000	United States Treasury Notes	3.63%		08/15/2043	76,472,828
53,400,000	United States Treasury Notes	3.75%		11/15/2043	62,748,129
20,800,000	United States Treasury Notes	2.75%		11/15/2047	20,554,625

Total US Government and Agency Obligations (Cost $1,837,118,577)					1,880,495,796

Affiliated Mutual Funds - 11.2%
75,799,348	DoubleLine Global Bond Fund (Class I)				779,217,300
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				461,769,648
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				49,400,000

Total Affiliated Mutual Funds (Cost $1,285,400,000)					1,290,386,948

Exchange Traded Funds and Common Stocks - 0.0%
135,690	Frontera Energy Corporation				1,161,601

Total Exchange Traded Funds and Common Stocks (Cost $11,867,203)					1,161,601

Short Term Investments - 7.0%
160,036,222	First American Government Obligations Fund - Class U	2.35%	◆		160,036,222
160,036,222	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	◆		160,036,222
160,036,222	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	◆		160,036,222
130,500,000	United States Treasury Bills	0.00%		07/11/2019	129,633,656
55,500,000	United States Treasury Bills	0.00%		09/05/2019	54,927,934
148,010,000	United States Treasury Bills	0.00%		11/07/2019	145,907,627

Total Short Term Investments (Cost $810,376,672)					810,577,883

Total Investments - 100.0% (Cost $11,484,691,599)					11,515,400,673
Liabilities in Excess of Other Assets - 0.0%					(2,123,762)

NET ASSETS - 100.0%					$11,513,276,911

   ^   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $2,394,776,026 or 20.8% of net assets.

   #  Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

   ±  Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2019.

	Þ Value determined using significant unobservable inputs.
	† Perpetual Maturity
	Ω Security is in default or has failed to make a scheduled payment. Income is not being accrued.
	I/O Interest only security

   §  The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

   ß  The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2019.

	& Unfunded or partially unfunded loan commitment. At March 31, 2019, the value of these securities amounted to $1,462,643 or 0.0% of net assets.

I/F   Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

   >  This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2019.

	P/O Principal only security

	◆ Seven-day yield as of March 31, 2019

PIK  A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

	~ Represents less than 0.05% of net assets
SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	16.3%
US Government and Agency Mortgage Backed Obligations	14.6%
Foreign Corporate Bonds	12.9%
US Corporate Bonds	11.5%
Affiliated Mutual Funds	11.2%
Non-Agency Residential Collateralized Mortgage Obligation	8.8%
Non-Agency Commercial Mortgage Backed Obligation	7.4%
Short Term Investment	7.0%
Bank Loans	4.1%
Collateralized Loan Obligations	2.9%
Asset Backed Obligations	2.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Municipal Bonds	0.1%
Exchange Traded Funds and Common Stocks	0.0	% ~
Other Assets and Liabilities	0.0	% ~

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	16.3%
US Government and Agency Mortgage Backed Obligations	14.6%
Affiliated Mutual Funds	11.2%
Non-Agency Residential Collateralized Mortgage Obligations	8.8%
Non-Agency Commercial Mortgage Backed Obligations	7.4%
Short Term Investments	7.0%
Banking	5.3%
Energy	3.5%
Collateralized Loan Obligations	2.9%
Telecommunications	2.2%
Asset Backed Obligations	2.0%
Utilities	1.9%
Healthcare	1.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Finance	1.2%
Transportation	1.0%
Insurance	0.9%
Consumer Products	0.8%
Media	0.8%
Technology	0.7%
Chemicals/Plastics	0.7%
Automotive	0.6%
Mining	0.6%
Electronics/Electric	0.6%
Pharmaceuticals	0.6%
Real Estate	0.5%
Business Equipment and Services	0.5%
Food Products	0.5%
Hotels/Motels/Inns and Casinos	0.5%
Aerospace & Defense	0.4%
Building and Development (including Steel/Metals)	0.4%
Leisure	0.3%
Construction	0.3%
Retailers (other than Food/Drug)	0.3%
Pulp & Paper	0.3%
Beverage and Tobacco	0.3%
Containers and Glass Products	0.2%
Food Service	0.2%
Commercial Services	0.2%
Industrial Equipment	0.2%
Food/Drug Retailers	0.2%
Diversified Manufacturing	0.2%
Financial Intermediaries	0.1%
Municipal Bonds	0.1%
Conglomerates	0.1%
Chemical Products	0.1%
Environmental Control	0.0	% ~
Other Assets and Liabilities	0.0	% ~

	100.0%

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2019 is as follows:

Fund	Value at March 31, 2018	Gross Purchases	Gross Sales	Shares Held at March 31, 2019	Value at March 31, 2019	Change in Unrealized for the Year Ended March 31, 2019	Dividend Income Earned in the Year Ended March 31, 2019	Net Realized Gain (Loss) in the Year Ended March 31, 2019
DoubleLine Global Bond Fund (Class I)	$517,745,649	$283,000,000	$-	75,799,348	$779,217,300	$(21,528,349)	$7,364,422	$-
DoubleLine Infrastructure Income Fund (Class I)	456,745,448	-	-	45,674,545	461,769,648	5,024,200	14,824,147	72,623
DoubleLine Long Duration Total Return Bond Fund (Class I)	48,650,000	-	-	5,000,000	49,400,000	750,000	1,484,770	-

	$1,023,141,097	$283,000,000	$-	126,473,893	$1,290,386,948	$(15,754,149)	$23,673,339	$72,623

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments - summary, of DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund (two of the funds constituting DoubleLine Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the periods ended March 31, 2019 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the five years in the periods ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

May 20, 2019

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/24/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/24/2019

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date	5/24/2019